UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK ETF TRUST
(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 THIRD AVENUE, NEW YORK, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: APRIL 30

Date of reporting period: APRIL 30, 2024

Item 1.	Report to Shareholders

ANNUAL REPORT April 30, 2024

CEF Muni Income ETF	XMPT
High Yield Muni ETF	HYD
HIP Sustainable Muni ETF	SMI
Intermediate Muni ETF	ITM
Long Muni ETF	MLN
Short High Yield Muni ETF	SHYD
Short Muni ETF	SMB

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of April 30, 2024.

VANECK ETFs

PRESIDENT’S LETTER

April 30, 2024 (unaudited)

Dear Fellow Shareholders:

The 2025 Problem—The Fiscal Deficit Bell is Ringing

They say that no one rings the bell at market tops and bottoms, but some important bells are ringing. Most importantly, gold prices are hitting all-time highs despite outflows from U.S. gold bullion ETFs. Gold prices aren’t rallying in a small way. They are reaching, bitcoin-like, for the sky. The biggest change in our view from year-end 2023 is (a) that the markets are beginning to see fiscal spending as out of control and (b) global economic growth has turned positive, a good sign for commodity investors.

At the end of 2023, we suggested that the three major macro factors—monetary policy, government spending and global economic growth—would not change much in 2024. While a big market impact (with surging 10-year interest rates) from out of control fiscal spending may only rest at 10% probability, we repeat that investors should prepare for this with a gold/bitcoin/real assets allocation. These assets are already in a bull market, which means that healthy corrections can be expected (20%?).

Discussion of Major Macro Factors

Let’s review the three main factors that impact markets.

1.	Monetary Policy: Not Very Stimulative to Maybe Looser

I feel like a broken record, but our favorite inflation measure is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And with wage inflation around 4.5%, not near the U.S. Federal Reserve’s (“Fed’s”) 2% target, we didn’t expect a big Fed loosening coming into 2024. And that was “correct”—the Fed has not cut interest rates yet this year.

Yet, the two most important central banks in the world have softened their language. First, the Fed said that it would reduce its selling schedule of bonds in Jerome Powell’s comments after the March meeting. And Powell said that the 2% inflation was always a “long-term” target, which suggests that the 2% target is less important in 2024. Therefore, the Fed might be looser (even though wage inflation continues). And while it’s probably false, there have been rumors in China of central bank bond-buying which they haven’t done in over a decade and never under Xi Jinping. So, maybe marginally looser monetary policy, but with high wage inflation, no major changes are expected.

2.	Government Spending: “Also Muted” to Out of Control

We entered 2024 expecting that the Republicans, in control of the House of Representatives, would seek to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, as with the environmental Inflation Reduction Act (“IRA”), we didn’t expect any upside surprises in government spending in 2024. But by focusing on the change in spending, we probably underappreciated how large the fiscal deficits continue to be. These deficits are keeping the economy hot—at full employment—and are also pressuring inflation higher.

Now let’s look at 2025, which I think the markets are beginning to do. 2025 is a very important policy year for fiscal discipline. The reason is that Social Security will go bankrupt in 2033. If major fiscal problems are only addressed the year after a Presidential election, then it has to be addressed in 2025, because 2029 is WAY too late to fix any entitlement problem. But in the first quarter, we just learned that the major parties have nominated the two most profligate “peacetime” spenders in U.S. history.

We have 7% budget deficits in the middle of an economic boom! We may look back on this the same way we now look back at 1% interest rates on 10 year debt—an amazing situation that shouldn’t be and can’t last. But timing markets is almost impossible.

Are there signals, besides gold, that the market is concerned about 2025? Are other bells ringing? Actually, yes. U.S. credit default swaps are at elevated levels after rising in 2023 during the budget standoff. And emerging market debt has actually been outperforming U.S. debt for the last three years. See my investment outlook1 on www.vaneck.com for the charts.

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VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

My last piece of evidence for the “out of control” scenario is an article from alternative media site, the Free Press. In an article mainly on social commentary, we suddenly see a chart on government spending.

Federal government current expenditures: Interest payments, Billions of Dollars, Quarterly, Seasonally Adjusted Annual Rate

Source: U.S. Bureau of Economic Analysis as of January 25, 2024. Shaded areas indicate U.S. recessions.

3.	Global Growth – from Low Levels to Expansion

In the first quarter of 2024, the world economy moved into expansion mode, with good upwards momentum. As well, economic data from China in March was quite strong. For growth, my favorite statistics is PMI, partially because it shows a “yes or no” answer. If PMI is over 50, we are in expansion mode. And both global growth and China manufacturing moved into expansion mode in Q1. This is the reason commodity returns have been strong so far this year. And this data supports an allocation to commodities.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find financial statements for each of the funds for the twelve month period ended April 30, 2024. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

2

Jan F. van Eck
CEO and President
VanEck ETF Trust

May 20, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.2 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 https://www.vaneck.com/us/en/insights/investment-outlook/

2 https://www.vaneck.com/us/en/subscribe/

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VANECK ETFs

MANAGEMENT DISCUSSION

April 30, 2024 (unaudited)

CEF MUNI INCOME ETF

• Rising interest rates and higher short-term borrowing costs put pressure on municipal bond closed-end fund performance. The discount-to-net asset value generally widened for most of the Fund’s underlying holdings as the municipal curve remained inverted.

• Underlying closed-end fund holdings traded at a weighted average discount-to-net asset value of -12.29% over the reporting period, which is much wider than the since inception average discount of -5.66%.

• The Nuveen Municipal Credit Income Fund and the Nuveen AMT-Free Municipal Credit Income Fund were the largest contributors to the Fund’s performance for the fiscal year ended April 30, 2024. The Nuveen Municipal Credit Opportunities Fund and the Invesco Value Municipal income Trust were the largest detractors from the Fund’s performance for the reporting period.

HIGH YIELD MUNI ETF

• The broad high yield municipal bond market outperformed investment grade as credit spreads narrowed over the reporting period and benefitted from the segment’s longer duration and higher carry.

• Securities from Puerto Rico and California were the largest contributors to the Fund’s performance while securities from Alabama and Hawaii were the largest detractors.

• The Fund’s exposure to the industrial development revenue and tax sectors provided the largest contribution to performance over the reporting period, while exposure to pollution control and power bonds were the smallest contributors with no sectors in aggregate detracting from the Fund’s performance for the reporting period.

HIP SUSTAINABLE MUNI ETF

• On whole, most sustainable funds lagged their conventional peers by a small margin in 2023. Some of the macroeconomic pressures that contributed to their modest performance included high interest rates and persistent inflation.

• Securities from California and New York were the largest contributors to the Fund’s performance while securities from Massachusetts and Texas were the largest detractors.

• The Fund’s exposure to the tax and state general obligation sectors provided the largest contribution to performance over the reporting period while exposure to local general obligation sector was the largest detractor for the reporting period.

INTERMEDIATE MUNI ETF

• An inversion in the short end of the municipal yield curve and rising rates put pressure on intermediate maturity bonds.

• Securities from New York and California were the largest contributors to the Fund’s performance while securities from Montana and West Virginia were the largest detractors.

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• The Fund’s exposure to the tax and local general obligation sectors provided the largest contribution to performance over the reporting period, while exposure to single family housing and pollution control were the smallest contributors, with no sectors in aggregate detracting from the Fund’s performance for the reporting period.

LONG MUNI ETF

• The long end of the investment grade municipal yield curve rose more modestly than any other segments of the curve, but the U.S. Federal Reserve’s monetary policy strategy still put pressure on longer maturity bonds.

• Securities from California and New York were the largest contributors to the Fund’s performance while securities from Wyoming and Virginia were the largest detractors.

• The Fund’s exposure to the hospital and local general obligation sectors provided the largest contribution to performance over the reporting period, while exposure to pollution control bonds were the largest detractors for the reporting period.

SHORT HIGH YIELD MUNI ETF

• The broad high yield municipal bond market outperformed the investment grade segment as credit spreads narrowed over the reporting period.

• The U.S. Federal Reserve’s monetary policy strategy was a drag on short maturity bonds, as short-term rates increased higher and faster than longer-term rates.

• Securities from Puerto Rico and Illinois were the largest contributors to the Fund’s performance while securities from Mississippi and Alabama were the largest detractors.

• The Fund’s exposure to the tax and local general obligation sectors provided the largest contribution to performance over the reporting period while exposure to pollution control bonds were the largest detractors.

SHORT MUNI ETF

• The U.S. Federal Reserve’s monetary policy strategy put pressure on short maturity bonds, as short-term rates increased higher and faster than longer-term rates.

• Securities from California and New York were the largest contributors to the Fund’s performance, while securities from Iowa and Guam were the smallest contributors.

• The Fund’s exposure to the state general obligation and the utilities sectors provided the largest contribution to performance over the reporting period, while exposure to industrial development revenue and tobacco bonds were the smallest contributors, with no sectors in aggregate detracting from the Fund’s performance for the reporting period.

5

VANECK CEF MUNI INCOME ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	CEFMXTR[1]	US00[2]
One Year	1.09%	1.16%	1.55%	(1.40)%
Five Year	(0.43)%	(0.42)%	(0.01)%	(0.14)%
Ten Year	2.57%	2.58%	2.96%	1.24%

[1]	S-Network Municipal Bond Closed-End Fund IndexSM (CEFMXTR) is a rules based index intended to serve as a benchmark for closed-end funds listed in the U.S. that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield. The CEFMXTR employs a modified total net assets weighting methodology designed to provide investment exposure across the various business segments that together comprise the federally tax-exempt annual yield sector of the closed-end fund market.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

6

VANECK HIGH YIELD MUNI ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MHYX[1]	US00[2]
One Year	3.59%	4.04%	5.57%	(1.40)%
Five Year	(0.16)%	(0.12)%	2.46%	(0.14)%
Ten Year	2.68%	2.72%	4.64%	1.24%

[1]	ICE Broad High Yield Crossover Municipal Index (MHYX) is comprised of lower-rated and unrated U.S. dollar denominated tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

From December 1, 2022 forward, the index data reflects that of the Fund’s underlying index, MHYX.
Index data from March 1, 2022 to November 30, 2022 reflects that of the ICE High Yield Crossover Municipal Bond Transition Index (MXYT), an interim index that gradually increased exposure to securities based on their weightings in MHYX and proportionally reduced exposure to certain component securities of the Bloomberg Barclays Municipal Custom High Yield Composite Index (LMEHTR). Index data prior to March 1, 2022 reflects that of the LMEHTR.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

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VANECK HIP SUSTAINABLE MUNI ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MUNI[1]
One Year	1.92%	2.14%	2.12%
Life*	(1.89)%	(1.80)%	(1.41)%

*	Inception of Fund: 9/8/21; First Day of Secondary Market Trading: 9/9/21.

[1]	ICE US Broad Municipal Index (MUNI) tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by the United States and its territories, and their political subdivisions, in the U.S. domestic market.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

8

VANECK INTERMEDIATE MUNI ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MBNI[1]	US00[2]
One Year	1.52%	1.48%	1.73%	(1.40)%
Five Year	0.83%	0.83%	1.31%	(0.14)%
Ten Year	2.15%	2.18%	2.71%	1.24%

[1]	ICE Intermediate AMT-Free Broad National Municipal Index (MBNI) is comprised of intermediate maturity U.S. dollar denominated investment grade tax exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

From December 1, 2022 forward, the index data reflects that of the Fund’s underlying index, MBNI.
Index data from March 1, 2022 to November 30, 2022 reflects the ICE Intermediate AMT-Free Broad National Municipal Transition Index (MIBT), an interim index that gradually increased exposure to securities based on their weightings in MBNI and proportionally reduced exposure to certain component securities of the Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (LMT2TR). Index data prior to March 1, 2022 reflects that of LMT2TR.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

9

VANECK LONG MUNI ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MBNL[1]	US00[2]
One Year	1.61%	2.01%	2.34%	(1.40)%
Five Year	(0.05)%	(0.06)%	0.78%	(0.14)%
Ten Year	2.36%	2.34%	3.11%	1.24%

[1]	ICE Long AMT-Free Broad National Municipal Index (MBNL) is comprised of long maturity U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

From December 1, 2022 forward, the index data reflects that of the Fund’s underlying index, MBNL.
Index data from March 1, 2022 to November 30, 2022 reflects that of the ICE Long AMT-Free Broad National Municipal Transition Index (MLBT), an interim index that gradually increased exposure to securities based on their weightings in MBNL and proportionally reduced exposure to certain component securities of the Bloomberg Barclays AMT-Free Long Continuous Municipal Index (LMT3TR). Index data prior to March 1, 2022 reflects that of LMT3TR.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

10

VANECK SHORT HIGH YIELD MUNI ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MIHX[1]	US00[2]
One Year	2.03%	2.82%	4.29%	(1.40)%
Five Year	0.84%	0.83%	2.71%	(0.14)%
Ten Year	1.74%	1.75%	3.51%	1.24%

[1]	ICE 1-12 Year Broad High Yield Crossover Municipal Index (MIHX) is comprised of lower-rated and unrated U.S. dollar denominated tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

From December 1, 2022 forward, the index data reflects that of the Fund’s underlying index, MIHX.
Index data from March 1, 2022 to November 30, 2022 reflects that of the ICE 1-12 Year Broad High Yield Crossover Municipal Bond Transition Index (MXIT), an interim index that gradually increased exposure to securities based on their weightings in MIHX and proportionally reduced exposure to certain component securities of the Bloomberg Barclays Municipal High Yield Short Duration Index (BMHYTR). Index data prior to March 1, 2022 reflects that of the BMHYTR.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

11

VANECK SHORT MUNI ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MBNS[1]	US00[2]
One Year	2.62%	2.12%	2.15%	(1.40)%
Five Year	0.89%	0.87%	1.07%	(0.14)%
Ten Year	1.05%	1.02%	1.35%	1.24%

[1]	ICE Short AMT-Free Broad National Municipal Index (MBNS) is comprised of short maturity U.S. dollar denominated investment grade tax exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

From December 1, 2022 forward, the index data reflects that of the Fund’s underlying index, MBNS.

Index data from March 1, 2022 to November 30, 2022 reflects the ICE Short AMT-Free Broad National Municipal Transition Index (MSBT), an interim index that gradually increased exposure to securities based on their weightings in MBNS and proportionally reduced exposure to certain component securities of the Bloomberg Barclays AMT-Free Short Continuous Municipal Index (LMT1TR). Index data prior to March 1, 2022 reflects that of LMT1TR.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

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VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees, if any. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

CEFMXTR is published by S-Network Global Indexes, LLC (“S-Network”). MHYX, MXYT, MBNI, MIBT, MBNL, MLBT, MIHX, MXIT, MBNS, MSBT, MUNI and US00 are published by ICE Data Indices, LLC (“ICE Data”) and its affiliates. LMEHTR, LMT2TR, LMT3TR, BMHYTR and LMT1TR are published by Bloomberg Finance L.P. and its affiliates (“Bloomberg”). Bloomberg, ICE Data and S-Network are referred to herein as the “Index Providers”. Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

13

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023, to April 30, 2024.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2023 - April 30, 2024(a)
CEF Muni Income ETF
Actual	$1,000.00	$1,163.60	0.41%	$2.21
Hypothetical (b)	$1,000.00	$1,022.82	0.41%	$2.06
High Yield Muni ETF
Actual	$1,000.00	$1,100.40	0.32%	$1.67
Hypothetical (b)	$1,000.00	$1,023.27	0.32%	$1.61
HIP Sustainable Muni ETF
Actual	$1,000.00	$1,070.10	0.24%	$1.24
Hypothetical (b)	$1,000.00	$1,023.67	0.24%	$1.21
Intermediate Muni ETF
Actual	$1,000.00	$1,068.20	0.22%	$1.13
Hypothetical (b)	$1,000.00	$1,023.77	0.22%	$1.11
Long Muni ETF
Actual	$1,000.00	$1,106.60	0.24%	$1.26
Hypothetical (b)	$1,000.00	$1,023.67	0.24%	$1.21
Short High Yield Muni ETF
Actual	$1,000.00	$1,057.70	0.35%	$1.79
Hypothetical (b)	$1,000.00	$1,023.12	0.35%	$1.76
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	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2023 - April 30, 2024(a)
Short Muni ETF
Actual	$1,000.00	$1,028.80	0.07%	$0.35
Hypothetical (b)	$1,000.00	$1,024.52	0.07%	$0.35

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2024), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
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VANECK CEF MUNI INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Number of Shares	Value
CLOSED-END FUNDS: 100.2% (a)
abrdn National Municipal Income Fund	105,120	$1,043,842
Alliance Bernstein National Municipal Income Fund, Inc.	242,571	2,544,570
BlackRock 2037 Municipal Target Term Trust	36,733	883,796
Blackrock Investment Quality Municipal Trust, Inc.	100,779	1,210,356
BlackRock Long-Term Municipal Advantage Trust	59,875	579,590
BlackRock MuniAssets Fund, Inc.	167,953	1,822,290
BlackRock Municipal 2030 Target Term Trust	510,579	10,456,658
BlackRock Municipal Income Fund, Inc.	534,109	6,142,253
BlackRock Municipal Income Quality Trust	192,214	2,095,133
BlackRock Municipal Income Trust	326,481	3,238,691
BlackRock Municipal Income Trust II	359,174	3,731,818
BlackRock MuniHoldings Fund, Inc.	398,332	4,560,901
BlackRock MuniHoldings Quality Fund II, Inc.	184,321	1,797,130
BlackRock MuniVest Fund II, Inc.	159,691	1,659,189
BlackRock MuniVest Fund, Inc.	485,421	3,310,571
BlackRock MuniYield Fund, Inc.	340,547	3,575,743
BlackRock MuniYield Quality Fund II, Inc.	166,216	1,630,579
BlackRock MuniYield Quality Fund III, Inc.	404,225	4,418,179
BlackRock MuniYield Quality Fund, Inc.	423,802	4,979,673
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	157,540	1,573,825
BNY Mellon Municipal Income, Inc.	159,166	1,057,021
BNY Mellon Strategic Municipal Bond Fund, Inc.	415,315	2,334,070
BNY Mellon Strategic Municipals, Inc.	526,366	3,100,296
DWS Municipal Income Trust	303,740	2,827,819
Eaton Vance Municipal Bond Fund	530,412	5,272,295
	Number of Shares	Value
Eaton Vance Municipal Income 2028 Term Trust	54,734	$991,233
Eaton Vance Municipal Income Trust	295,750	2,904,265
Eaton Vance National Municipal Opportunities Trust	95,650	1,554,408
Invesco Advantage Municipal Income Trust II	343,728	2,842,631
Invesco Municipal Income Opportunities Trust	197,174	1,200,790
Invesco Municipal Opportunity Trust	512,831	4,759,072
Invesco Municipal Trust	427,635	3,977,005
Invesco Quality Municipal Income Trust	444,621	4,148,314
Invesco Trust for Investment Grade Municipals	416,052	3,973,297
Invesco Value Municipal Income Trust	363,284	4,123,273
MFS Municipal Income Trust	316,315	1,608,462
Neuberger Berman Municipal Fund, Inc.	225,315	2,273,428
Nuveen AMT-Free Municipal Credit Income Fund	1,527,761	17,645,640
Nuveen AMT-Free Municipal Value Fund	111,773	1,504,465
Nuveen AMT-Free Quality Municipal Income Fund	1,670,557	17,774,726
Nuveen Dynamic Municipal Opportunities Fund	291,960	3,118,133
Nuveen Municipal Credit Income Fund	1,493,598	17,460,161
Nuveen Municipal High Income Opportunity Fund	652,928	6,718,629
Nuveen Municipal Value Fund, Inc.	1,097,394	9,294,927
Nuveen Quality Municipal Income Fund	1,626,285	17,775,295
Nuveen Select Tax-Free Income Portfolio	203,459	2,854,530
PIMCO Municipal Income Fund	113,591	1,010,960
PIMCO Municipal Income Fund II	342,747	2,807,098
PIMCO Municipal Income Fund III	197,292	1,461,934

See Notes to Financial Statements

16

	Number of Shares	Value
Pioneer Municipal High Income Advantage Fund, Inc.	183,478	$1,432,963
Pioneer Municipal High Income Fund Trust	174,188	1,478,856
Pioneer Municipal High Income Opportunities Fund, Inc.	129,246	1,421,706
Putnam Managed Municipal Income Trust	281,503	1,646,793
Putnam Municipal Opportunities Trust	196,908	1,913,946
Western Asset Managed Municipals Fund, Inc.	417,011	4,132,579
Total Closed-End Funds: 100.2% (Cost: $258,686,899)		221,655,807
Liabilities in excess of other assets: (0.2)%		(517,319)
NET ASSETS: 100.0%		$221,138,488

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov.

Summary of Investments by Asset Class	% of Investments	Value
Municipal Fixed Income	100.0%	$221,655,807

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Closed-End Funds	$221,655,807	$—	$—	$221,655,807

See Notes to Financial Statements

17

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.1%
Alabama: 1.8%
Alabama Special Care Facilities Financing Authority, Methodist Home for Aging (RB)
5.75%, 06/01/45 (c)	$2,000		$1,768,505
5.75%, 06/01/35 (c)	1,400		1,356,491
6.00%, 06/01/50 (c)	5,900		5,300,432
Alabama State Port Authority Docks Facilities, Series A (RB) (AGM)
5.00%, 10/01/34 (c)	1,000		1,024,970
5.00%, 10/01/29 (c)	1,675		1,719,632
Black Belt Energy Gas District, Project No. 8, Series A (RB) 4.00%, 12/01/52 (c) (p)	10,000		9,807,300
Black Belt Energy Gas District, Series A (RB) 5.25%, 01/01/54 (c) (p)	5,000		5,291,173
County of Jefferson, Alabama Sewer Warrants (RB) 5.25%, 10/01/49 (c)	1,000		1,053,704
Hoover Industrial Development Board, United States Steel Corp. Project (RB) 6.38%, 11/01/50 (p)	1,180		1,295,097
Hoover Industrial Development Board, United States Steel Corp. Project (RB) (SD CRED PROG) 5.75%, 10/01/49 (c)	8,540		8,770,876
Jefferson County, Alabama Sewer Revenue (RB) 5.25%, 10/01/45 (c)	2,175		2,332,222
Montgomery Alabama Medical Clinic Board of Health Care Facility, Jackson Hospital and Clinic (RB) 5.00%, 03/01/33 (c)	1,350		1,025,068
Southeast Alabama Gas Supply District, Project No. 2, Series B (RB) 5.00%, 06/01/49 (c) (p)	2,600		2,710,979
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A (RB)
4.50%, 05/01/32 (c)	2,914		2,911,808
5.25%, 05/01/44 (c)	7,000		7,015,216
			53,383,473
Alaska: 0.0%
Northern Tobacco Securitization Corp., Series B-2 (RB) 0.00%, 06/01/66 (c) ^	3,000		367,854
	Par (000’s	)	Value
American Samoa: 0.2%
American Samoa Economic Development Authority, Series A (RB)
5.00%, 09/01/38 (c)	$4,250		$4,145,036
6.50%, 09/01/28	250		260,056
6.62%, 09/01/35 (c)	1,000		1,028,884
			5,433,976
Arizona: 2.6%
Arizona Industrial Development Authority (RB)
5.00%, 07/01/54 (c)	1,000		898,335
5.00%, 07/01/51 (c)	2,420		2,091,636
5.00%, 07/01/51 (c)	1,000		864,312
Arizona Industrial Development Authority Education Facility, Leman Academy of Excellence Projects, Series A (RB) 4.50%, 07/01/54 (c)	1,000		851,885
Arizona Industrial Development Authority Education Facility, Leman Academy of Excellence, East and Central Tucson Projects, Series A (RB) 4.00%, 07/01/29 (c)	500		484,537
Arizona Industrial Development Authority, Academies of Math and Science Projects (RB) 5.00%, 07/01/39 (c)	1,000		987,381
Arizona Industrial Development Authority, Academies of Math and Science, Series B (RB) 5.00%, 07/01/29 (c)	200		202,272
Arizona Industrial Development Authority, American Charter School Foundation Project (RB)
6.00%, 07/01/37 (c)	1,270		1,303,650
6.00%, 07/01/47 (c)	2,940		2,982,746
Arizona Industrial Development Authority, Arizona Agribusiness and Equine Center, Inc. Project, Series B (RB) 5.00%, 03/01/37 (c)	1,545		1,497,938
Arizona Industrial Development Authority, Basis School Project, Series A (RB)
5.12%, 07/01/37 (c)	250		250,972
5.25%, 07/01/47 (c)	500		486,252
Arizona Industrial Development Authority, Basis School Project, Series D (RB)
5.00%, 07/01/47 (c)	270		253,762
5.00%, 07/01/51 (c)	515		476,813
Arizona Industrial Development Authority, Basis School Project, Series G (RB) (AGM) 5.00%, 07/01/47 (c)	500		469,930

See Notes to Financial Statements

18

	Par (000’s	)	Value
Arizona (continued)
Arizona Industrial Development Authority, Benjamin Franklin Charter School Projects, Series A (RB) 5.25%, 07/01/53 (c)	$1,000		$954,043
Arizona Industrial Development Authority, Education Facility, Series A (RB)
5.25%, 07/01/37 (c)	2,650		2,652,858
5.50%, 07/01/52 (c)	2,100		1,987,877
Arizona Industrial Development Authority, Kaizen Education Project (RB) 5.70%, 07/01/47 (c)	1,000		1,009,418
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project, Series A (RB) 4.50%, 07/15/29 (c)	500		471,125
Arizona Industrial Development Authority, Point 320 LLC, Series A (RB) 3.62%, 05/20/33	6,427		5,937,290
Arizona Industrial Development Authority, Somerset Academy of Las Vegas, Series A (RB) 4.00%, 12/15/51 (c)	1,400		1,066,031
City of Phoenix Civic Improvement Corp., Series B (RB) (BAM) 5.00%, 07/01/44 (c)	6,990		7,180,636
Glendale Industrial Development Authority, Beatitudes Campus Project (RB)
4.00%, 11/15/27 (c)	250		236,710
5.00%, 11/15/40 (c)	1,000		856,583
Glendale Industrial Development Authority, Royal Oaks Inspirata Pointe Project, Series A (RB) 5.00%, 05/15/56 (c)	1,340		1,153,620
Industrial Development Authority of the City of Phoenix Arizona/The (RB) 6.75%, 07/01/44 (c)	1,000		1,002,444
Industrial Development Authority of the City of Phoenix, Basis Schools, Inc. Project, Series A (RB)
4.00%, 07/01/25	200		198,422
5.00%, 07/01/46 (c)	1,000		947,243
5.00%, 07/01/45 (c)	500		477,350
5.00%, 07/01/35 (c)	900		902,865
Industrial Development Authority of the City of Phoenix, Downtown Student Housing, Series A (RB) 5.00%, 07/01/42 (c)	1,250		1,236,400
	Par (000’s	)	Value
Arizona (continued)
Industrial Development Authority of the City of Phoenix, Legacy Traditional School Project (RB) 5.00%, 07/01/45 (c)	$4,435		$4,233,993
Industrial Development Authority of the City of Phoenix, Legacy Traditional School Project, Series A (RB) 5.00%, 07/01/36 (c)	750		753,305
Maricopa County Arizona Industrial Development Authority, Valley Christian Schools Project, Series A (RB) 6.38%, 07/01/58 (c)	1,000		1,014,873
Maricopa County Industrial Development Authority, Benjamin Franklin Charter School Projects, Series A (RB) 6.00%, 07/01/52 (c)	1,000		1,016,066
Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series A (RB) (SD CRED PROG)
5.00%, 07/01/54 (c)	1,400		1,405,438
5.00%, 07/01/49 (c)	1,300		1,311,565
Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series B (RB)
5.00%, 07/01/54 (c)	500		460,601
5.00%, 07/01/49 (c)	1,990		1,860,264
5.00%, 07/01/39 (c)	500		493,172
Maricopa County Industrial Development Authority, Paradise School Project (RB) 5.00%, 07/01/47 (c)	1,750		1,696,191
Phoenix Arizona Industrial Development Authority, Falcon Properties LLC, Project, Series A (RB) 4.15%, 12/01/57 (c)	5,000		3,568,801
Phoenix Arizona Industrial Development Authority, Guam Facilities Foundation, Inc. Project (RB) 5.12%, 02/01/34 (c)	1,000		945,691
Phoenix Arizona Industrial Development Authority, Provident Group - Falcon Properties LLC, Project, Series A (RB) 4.00%, 12/01/51 (c)	1,000		732,709
Pima County Industrial Development Authority, American Leadership Academy Project (RB) 5.62%, 06/15/45 (c)	1,250		1,252,470

See Notes to Financial Statements

19

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Arizona (continued)
Pima County Industrial Development Authority, Edkey Charter Schools Project (RB)
5.25%, 07/01/36 (c)	$250		$250,358
5.38%, 07/01/46 (c)	250		240,399
5.50%, 07/01/51 (c)	250		240,418
Pima County, Industrial Development Authority, Edkey Charter School Project (RB) 5.00%, 07/01/30 (c)	1,000		1,011,888
Sacramento County, Community Facilities District No. 2005-2 (RB) 5.00%, 12/01/32	2,000		2,104,558
Salt Verde Financial Corp. (RB)
5.00%, 12/01/37	7,105		7,556,941
5.25%, 12/01/25	265		269,437
5.25%, 12/01/27	215		222,710
5.25%, 12/01/28	245		254,893
Tempe Industrial Development Authority, Friendship Village of Tempe (RB) 5.00%, 12/01/54 (c)	355		316,392
Tempe Industrial Development Authority, Mirabella at ASU Project, Series A (RB)
6.00%, 10/01/37 (c)	1,200		841,288
6.12%, 10/01/52 (c)	600		356,660
			76,784,417
Arkansas: 1.1%
Arkansas Development Finance Authority, Big River Steel Project (RB) 4.50%, 09/01/49 (c)	7,520		7,363,662
Arkansas Development Finance Authority, Environmental Improvement, United States Steel Corporation Project (RB)
5.45%, 09/01/52 (c)	19,750		20,001,181
5.70%, 05/01/53 (c)	3,205		3,296,099
			30,660,942
California: 12.0%
Alameda Corridor Transportation Authority, Second Subordinate Lien, Series B (RB)
5.00%, 10/01/37 (c)	5,535		5,628,495
5.00%, 10/01/36 (c)	2,230		2,270,726
5.00%, 10/01/35 (c)	1,650		1,681,792
5.00%, 10/01/34 (c)	3,000		3,062,317
Alameda Corridor Transportation Authority, Series A (RB) (AGM) 0.00%, 10/01/53 (c) ^	1,905		458,344
Anaheim Community Facilities District No. 08-1 (ST) 4.00%, 09/01/46 (c)	420		365,495
	Par (000’s	)	Value
California (continued)
4.00%, 09/01/36 (c)	$160		$156,287
4.00%, 09/01/41 (c)	615		561,701
Anaheim Public Financing Authority, Anaheim Public Improvement Project, Series A (RB) (BAM) 5.00%, 09/01/36 (c)	2,000		2,080,890
Antelope Valley Healthcare District, Series A (RB) 5.25%, 03/01/36 (c)	1,480		1,477,269
California Community Choice Financing Authority, Clean Energy Project, Series C (RB) 5.25%, 01/01/54 (c) (p)	10,970		11,450,374
California Community Choice Financing Authority, Clean Energy, Series B-1 (RB) 5.00%, 07/01/53 (c) (p)	1,580		1,656,886
California Community Choice Financing Authority, Clean Energy, Series D (RB) 5.50%, 05/01/54 (c) (p)	10,000		10,619,301
California Community College Financing Authority, Orange Coast College Project (RB) 5.25%, 05/01/53 (c)	1,695		1,714,459
California Community Housing Agency Senior Essential Housing, Series A-1 (RB) (AGM) 3.00%, 02/01/57 (c)	3,000		1,835,245
California Community Housing Agency, Essential Housing, Arbors, Series A (RB) 5.00%, 08/01/50 (c)	3,100		2,893,905
California Community Housing Agency, Essential Housing, Glendale Properties, Series A-1 (RB) 4.00%, 02/01/56 (c)	2,000		1,642,159
California Community Housing Agency, Essential Housing, Glendale Properties, Series A-2 (RB) 3.00%, 08/01/56 (c)	4,000		2,784,349
California Community Housing Agency, Essential Housing, Mira Vista Hills Apartments, Series A (RB) 4.00%, 02/01/56 (c)	2,000		1,392,313
California Community Housing Agency, Essential Housing, Serenity at Larkspur, Series A (RB) 5.00%, 02/01/50 (c)	3,000		2,097,995

See Notes to Financial Statements

20

	Par (000’s	)	Value
California (continued)
California Community Housing Agency, Essential Housing, Summit at Sausalito Apartments, Series A-2 (RB) 4.00%, 02/01/50 (c)	$2,000		$1,478,686
California Community Housing Agency, Series A-1 (RB) 4.00%, 02/01/56 (c)	4,500		4,016,889
California Community Housing Agency, Stoneridge Apartments, Series A (RB) 4.00%, 02/01/56 (c)	6,000		4,717,717
California County Tobacco Securitization Agency, Alameda County Tobacco Asset Securitization Corp. (RB) 5.88%, 06/01/35 (c)	5		5,111
California County Tobacco Securitization Agency, Golden Gate Tobacco, Series A (RB) 5.00%, 06/01/36 (c)	15		14,706
California County Tobacco Securitization Agency, Series A (RB) 4.00%, 06/01/49 (c)	3,050		2,892,370
California Health Facilities Financing Authority, Children’s Hospital, Series A (RB)
4.00%, 08/15/49 (c)	250		219,387
4.20%, 08/15/42 (c)	500		467,423
5.00%, 08/15/37 (c)	460		473,430
5.00%, 08/15/42 (c)	990		1,008,777
California Health Facilities Financing Authority, Sutter Health, Series A (RB) 5.00%, 11/15/48 (c)	590		604,618
California Housing Finance Agency (RB)
3.25%, 08/20/36	1,925		1,747,011
3.50%, 11/20/35	2,384		2,204,182
California Housing Finance Agency, Series A (RB) 4.00%, 03/20/33	6,503		6,476,962
California Infrastructure & Economic Development Bank, California Science Center Phase III Project, Series A (RB) 4.00%, 05/01/55 (c)	2,300		2,093,230
California Infrastructure & Economic Development Bank, California State Teachers Retirement System (RB) 5.00%, 08/01/32 (c)	1,085		1,192,337
	Par (000’s	)	Value
California (continued)
California Infrastructure & Economic Development Bank, Charter School Portfolio Project, Series A-1 (RB) 5.00%, 01/01/55 (c)	$1,000		$840,908
California Municipal Finance Authority, California Baptist University, Series A (RB)
5.50%, 11/01/45 (c)	500		502,062
6.12%, 11/01/33 (c)	1,000		1,001,772
California Municipal Finance Authority, Charter School Santa Rosa Academy Project, (RB) 5.00%, 07/01/62 (c)	1,000		940,144
California Municipal Finance Authority, CHF-Davis I, LLC - West Village Student Housing Project (RB) 5.00%, 05/15/38 (c)	500		517,530
California Municipal Finance Authority, CHF-Davis I, LLC - West Village Student Housing Project (RB) (BAM) 4.00%, 05/15/48 (c)	150		138,832
California Municipal Finance Authority, CHF-Davis II, LLC - Orchard Park Student Housing Project (RB) (BAM) 4.00%, 05/15/46 (c)	5,000		4,782,196
California Municipal Finance Authority, CHF-Davis II, LLC - Orchard Park Student Housing Project, Series A (RB) (BAM) 4.00%, 05/15/41 (c)	1,500		1,464,032
California Municipal Finance Authority, Community Medical Centers, Series A (RB) 4.00%, 02/01/42 (c)	1,165		1,087,663
California Municipal Finance Authority, Eisenhower Medical Center, Series A (RB)
5.00%, 07/01/30 (c)	200		206,309
5.00%, 07/01/31 (c)	250		257,755
California Municipal Finance Authority, John Adams Academies Lincoln Project, Series A (RB)
5.00%, 10/01/49 (c)	500		467,265
5.00%, 10/01/57 (c)	500		453,472
5.00%, 10/01/39 (c)	500		493,632
California Municipal Finance Authority, Julian Charter School Project, Series A (RB) 5.62%, 03/01/45 (c)	2,390		2,262,283

See Notes to Financial Statements

21

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
California Municipal Finance Authority, LINXS APM Project, Series A (RB)
5.00%, 12/31/29 (c)	$500		$497,703
5.00%, 06/30/29 (c)	600		597,420
5.00%, 12/31/43 (c)	2,490		2,449,413
5.00%, 06/30/28	65		64,762
California Municipal Finance Authority, LINXS APM Project, Series A (RB) (AGM)
3.00%, 12/31/30 (c)	1,950		1,782,455
5.00%, 12/31/37 (c)	1,000		986,987
5.00%, 12/31/34 (c)	700		693,517
5.00%, 06/30/31 (c)	1,035		1,029,048
California Municipal Finance Authority, Northbay Healthcare Group, Series A (RB) 5.25%, 11/01/47 (c)	230		221,767
California Municipal Finance Authority, Palmdale Aerospace Academy, Series A (RB)
5.00%, 07/01/41 (c)	500		488,147
5.00%, 07/01/49 (c)	1,000		941,303
5.00%, 07/01/38 (c)	130		129,170
California Municipal Finance Authority, Social Bonds - Healthright 360, Series A (RB) 5.00%, 11/01/49 (c)	3,000		2,656,352
California Municipal Finance Authority, UCR Dundee-Glasgow Student Housing Project (RB) (BAM) 4.00%, 05/15/48 (c)	250		231,387
California Municipal Finance Authority, United Airlines, Inc., International Airport Project (RB) 4.00%, 07/15/29	19,000		18,893,268
California Pollution Control Financing Authority, Poseidon Resources LP Desalination Project (RB) (ACA) 5.00%, 07/01/37 (c)	5,000		5,002,459
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB)
7.00%, 07/01/22 (d) *	1,000		13,500
7.50%, 12/01/39 (c) (d) *	6,863		686
7.50%, 07/01/32 (c) (d) *	10,500		141,750
8.00%, 07/01/39 (c) (d) *	6,635		89,573
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB) (SAW) 7.50%, 07/01/32 (d) *	1,000		13,500
	Par (000’s	)	Value
California (continued)
California Pollution Control Financing Authority, Water Furnishing Poseidon Resources (Channelside) LP Desalination Project (RB)
5.00%, 07/01/38 (c)	$1,000		$1,064,191
5.00%, 07/01/37 (c)	1,000		1,070,490
California Public Finance Authority, Enso Village Project, Series A (RB) 5.00%, 06/01/54 (c)	400		367,020
California School Finance Authority, Charter School Facility, Grimmway School, Series A (RB) 5.00%, 07/01/36 (c)	2,000		2,015,355
California School Finance Authority, Charter School, John Adams Academies, Series A (RB) 5.00%, 07/01/52 (c)	1,000		927,271
California School Finance Authority, NCCD-Santa Rosa Properties LLC, Series A (RB) 4.00%, 11/01/51 (c)	1,000		823,939
California School Finance Authority, River Springs Charter School Project, Series A (RB)
5.00%, 07/01/47 (c)	2,000		1,864,816
6.38%, 07/01/46 (c)	5,000		5,152,370
California School Finance Authority, Rocketship Education, Series A (RB)
5.12%, 06/01/47 (c)	250		244,202
5.25%, 06/01/52 (c)	250		245,307
California Statewide Communities Development Authority, Baptist University, Series A (RB)
3.50%, 11/01/27	1,210		1,173,910
5.00%, 11/01/41 (c)	1,000		994,234
6.38%, 11/01/43 (c)	1,000		1,001,268
California Statewide Communities Development Authority, College Housing (RB) 5.25%, 07/01/49 (c)	250		250,093
California Statewide Communities Development Authority, Daughters of Charity Health System, Series A (RB)
5.50%, 07/01/39 (c) (d) *	21		19,561
5.75%, 07/01/24 (c) (d) *	4		3,743

See Notes to Financial Statements

22

	Par (000’s	)	Value
California (continued)
California Statewide Communities Development Authority, Daughters of Charity Health System, Series H (RB) 5.75%, 07/01/25 (c) (d) *	$1		$549
California Statewide Communities Development Authority, Irvine East Campus Armaments, CHF-Irvine, LLC (RB)
5.00%, 05/15/33 (c)	545		556,184
5.00%, 05/15/30 (c)	385		394,065
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Series A (RB) 5.00%, 06/01/39 (c)	435		438,474
California Statewide Communities Development Authority, Lancer Plaza Project (RB) 5.62%, 11/01/33 (c)	1,075		1,076,286
California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A (RB)
5.00%, 12/01/41 (c)	17,050		17,150,155
5.00%, 12/01/36 (c)	3,595		3,644,551
5.25%, 12/01/44 (c)	5,300		5,315,306
5.25%, 12/01/34 (c)	1,740		1,752,392
5.25%, 12/01/56 (c)	14,900		14,971,378
5.25%, 12/01/48 (c)	1,000		1,015,328
5.50%, 12/01/54 (c)	11,630		11,666,137
5.50%, 12/01/58 (c)	3,500		3,565,987
California Statewide Communities Development Authority, Methodist Hospital of Southern California (RB) 5.00%, 01/01/33 (c)	2,000		2,137,998
California Statewide Communities Development Authority, Provident Group Pomona Properties LLC, Series A (RB) 5.00%, 12/01/46 (c)	4,730		4,739,240
California Statewide Communities Development Authority, University of California, Irvine East Campus Apartments (RB) 3.50%, 05/15/36 (c)	615		569,194
California Statewide Communities Development Authority, University of California, Irvine East Campus Apartments, Phase IV-A (RB) 5.00%, 05/15/47 (c)	3,170		3,182,843
	Par (000’s	)	Value
California (continued)
California Statewide Financing Authority, Pooled Tobacco Securitization Program, Series C (RB) 6.00%, 05/01/43 (c)	$900		$919,896
City & County of San Francisco, Special Tax District No 2020-1, Series A (ST) 4.00%, 09/01/41 (c)	1,635		1,435,032
City of Fontana, Community Facilities District No. 90 (ST) 4.00%, 09/01/51 (c)	500		433,782
City of Fremont, Community Facilities District No. 1 (ST) 5.00%, 09/01/40 (c)	250		251,648
City of Irvine, Community Facilities District No. 2013-3 (ST)
4.00%, 09/01/33 (c)	250		250,425
4.00%, 09/01/34 (c)	250		250,465
4.00%, 09/01/32 (c)	230		230,532
City of Irvine, Reassessment District No. 15-2 (SA) 5.00%, 09/02/42 (c)	750		755,896
City of Rancho Cordova, Sunridge Anatolia community Facilities District No. 2003-1 (ST) 4.00%, 09/01/37 (c)	180		174,464
City of Rocklin, Community Facilities District No. 10 (ST) 5.00%, 09/01/39 (c)	810		819,633
City of Roseville, Fiddyment Ranch Community Facilities District No. 1 (ST)
3.75%, 09/01/36 (c)	500		463,537
5.00%, 09/01/34 (c)	155		159,129
City of Roseville, Fiddyment Ranch Community Facilities District No. 5 (ST) 5.00%, 09/01/47 (c)	3,450		3,472,483
City of Roseville, Westpark Community Facility District No. 1 (ST) 5.00%, 09/01/37 (c)	200		202,180
City of San Clemente, Facilities District No. 2006-1 (ST) 5.00%, 09/01/40 (c)	1,045		1,055,120
CMFA Special Finance Agency VII Essential Housing, The Breakwater Apartments, Series A-1 (RB) 3.00%, 08/01/56 (c)	4,000		2,663,283
CMFA Special Finance Agency VIII, Essential Housing, Series A-1 (RB) 3.00%, 08/01/56 (c)	8,360		5,556,395

See Notes to Financial Statements

23

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
CMFA Special Finance Agency XII, Essential Housing, Series A-2 (RB) 4.38%, 08/01/49 (c)	$1,000		$809,259
CMFA Special Finance Agency, Essential Housing, Series A-1 (RB) 4.00%, 08/01/56 (c)	2,500		2,133,463
Compton Public Finance Authority (RB)
4.00%, 09/01/27 (c)	800		793,077
4.50%, 09/01/32 (c)	1,585		1,572,961
County of Los Angeles Community Facilities District No 2021-01 (ST) 5.00%, 09/01/47 (c)	1,000		1,003,052
CSCDA Community Improvement Authority (RB)
2.80%, 03/01/47 (c)	1,935		1,430,624
3.12%, 07/01/56 (c)	2,500		1,650,457
3.60%, 05/01/47 (c)	2,000		1,646,088
CSCDA Community Improvement Authority, Atlanta-Glendale, Series A-1 (RB) 3.50%, 10/01/46 (c)	1,000		789,980
CSCDA Community Improvement Authority, Atlanta-Glendale, Series A-2 (RB) 4.00%, 10/01/56 (c)	7,750		5,905,023
CSCDA Community Improvement Authority, City of Orange Portfolio, Series A-2 (RB)
3.00%, 12/01/56 (c)	2,000		1,379,652
3.00%, 03/01/57 (c)	4,000		2,696,737
CSCDA Community Improvement Authority, Essential Housing Mezzanine Lien, Series B (RB)
4.00%, 04/01/57 (c)	1,000		714,249
4.00%, 05/01/57 (c)	1,500		1,067,777
CSCDA Community Improvement Authority, Essential Housing, Acacia on Santa Rosa Creek, Series A (RB) (NATL) 4.00%, 10/01/56 (c)	2,500		2,114,902
CSCDA Community Improvement Authority, Essential Housing, The Link Glendale, Series A-1 (RB) 3.00%, 07/01/45 (c)	1,000		753,577
	Par (000’s	)	Value
California (continued)
CSCDA Community Improvement Authority, Essential Housing, Waterscape Apartments, Series A (RB) 3.00%, 09/01/56 (c)	$2,060		$1,402,835
CSCDA Community Improvement Authority, Essential Housing, Westgate Phase, Series A-2 (RB) 3.12%, 06/01/57 (c)	3,000		1,757,139
CSCDA Community Improvement Authority, Jefferson-Anaheim, Series A-2 (RB) 3.12%, 08/01/56 (c)	4,205		3,052,573
CSCDA Community Improvement Authority, Link-Glendale, Series A-2 (RB) 4.00%, 07/01/56 (c)	5,350		3,880,222
CSCDA Community Improvement Authority, Millennium South Bay-Hawthorne, Series A-1 (RB) 3.25%, 07/01/56 (c)	2,000		1,362,744
CSCDA Community Improvement Authority, Monterey Station Apartments, Series A-1 (RB) 3.00%, 07/01/43 (c)	2,500		1,926,948
CSCDA Community Improvement Authority, Park Crossing Apartments, Series B (RB) 4.00%, 12/01/48 (c)	1,000		730,247
CSCDA Community Improvement Authority, Pasadena Portfolio, Series A-1 (RB) 2.65%, 12/01/46 (c)	1,635		1,249,624
CSCDA Community Improvement Authority, Pasadena Portfolio, Series B (RB) 4.00%, 12/01/56 (c)	1,000		729,762
CSCDA Community Improvement Authority, Vineyard Gardens Apartments, Series B (RB) 4.00%, 10/01/48 (c)	500		360,534
CSCDA Community Improvement Authority, Wood Creek Apartments, Series A-2 (RB) 4.00%, 12/01/58 (c)	3,000		2,222,527
Dublin Community Facilities District No 2015-1 (ST)
5.00%, 09/01/39 (c)	500		517,249
5.00%, 09/01/44 (c)	500		511,643
5.00%, 09/01/49 (c)	500		506,686

See Notes to Financial Statements

24

	Par (000’s	)	Value
California (continued)
5.00%, 09/01/37 (c)	$1,150		$1,184,192
5.00%, 09/01/47 (c)	485		489,796
Folsom Ranch Financing Authority (ST)
5.00%, 09/01/32 (c)	1,100		1,143,551
5.00%, 09/01/37 (c)	2,000		2,058,208
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-1 (RB) 3.95%, 01/15/53 (c)	100		90,101
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-2 (RB) 3.50%, 01/15/53 (c)	475		391,362
Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series B-2 (RB) 0.00%, 06/01/66 (c) ^	101,000		10,255,833
Independent Cities Finance Authority, Mobil Home Park, Series A (RB) 3.75%, 10/15/46 (c)	250		210,206
Inland Empire Tobacco Securitization Authority, Series C-2 (RB) 0.00%, 06/01/47 (c) ^	100,000		21,120,050
Irvine Unified School District (ST) 5.00%, 09/01/51 (c)	1,075		1,085,345
Lake Elsinore Public Financing Authority, Local Agency (ST) 5.00%, 09/01/40 (c)	405		407,774
Lincoln Public Financing Authority, Twelve Bridges, Series B (SA) 6.00%, 09/02/27 (c)	27		27,040
MSR Energy Authority, Series A (RB) 6.12%, 11/01/29	420		444,941
Orange County Community Facilities District No. 1, Series A (ST)
4.25%, 08/15/38 (c)	975		967,393
5.25%, 08/15/45 (c)	455		458,352
Palm Desert California Improvement, Section 29 Assessment District No. 2004- 02 (SA) 4.00%, 09/02/37 (c)	1,200		1,134,985
Palomar Health (RB) 5.00%, 11/01/31 (c)	250		242,663
Palomar Pomerado Health, Series A (GO) (NATL) 0.00%, 08/01/25 ^	125		118,409
Perris Union High School District Financing Authority (ST) 5.00%, 09/01/41 (c)	1,000		1,003,983
	Par (000’s	)	Value
California (continued)
Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/34 (c)	$750		$761,885
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Series A-1 (ST) 5.00%, 09/01/38 (c)	500		510,356
Romoland School District No. 2004-1 (ST) 5.00%, 09/01/48 (c)	500		505,970
Sacramento County, Community Facilities District No. 2005-2 (ST)
5.00%, 09/01/45 (c)	495		498,457
5.00%, 09/01/40 (c)	345		348,989
San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/56 (c)	745		783,269
San Diego County, California Regional Airport, Series A (RB) 4.00%, 07/01/46 (c)	1,050		1,029,061
San Francisco California City & County Airport Commission International Airport, SFO Fuel Company LLC, Series A (RB) 5.00%, 01/01/47 (c)	1,475		1,507,878
San Francisco City & County, International Airport, Series A (RB) (BAM-TCRS) 5.00%, 05/01/40 (c)	2,750		2,750,965
San Jacinto Unified School District Financing Authority (ST) 5.00%, 09/01/49 (c)	300		302,464
San Joaquin Hills Transportation Corridor Agency, Junior Lien Toll Road, Series B (RB) 5.25%, 01/15/49 (c)	200		201,203
San Joaquin Hills Transportation Corridor Agency, Toll Road, Series A (RB) (NATL)
0.00%, 01/15/32 ^	145		107,209
0.00%, 01/15/36 ^	105		65,312
Saugus Hart School Facilities Financing Authority, Community Facilities District No. 2006-1 (ST) 5.00%, 09/01/41 (c)	500		503,630
Successor Agency of Pttsburg, Los Medanos Community Development Project, Series A (TA) (AGM) 5.00%, 09/01/29 (c)	1,020		1,054,281

See Notes to Financial Statements

25

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
Tustin Community Facilities District, Series A (ST)
5.00%, 09/01/45 (c)	$100		$100,521
5.00%, 09/01/40 (c)	100		100,775
Val Verde Unified School District (ST) 5.00%, 09/01/37 (c)	750		755,505
Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST)
4.00%, 09/01/21 (d) *	850		231,625
5.30%, 09/01/31 (c) (d) *	530		144,425
William S. Hart Union High School District No. 2015-1 (ST) 5.00%, 09/01/42 (c)	445		450,512
			348,490,984
Colorado: 2.5%
Aerotropolis Colorado Regional Transportation Authority (RB) 4.38%, 12/01/52 (c)	2,000		1,639,384
Arkansas River Power Authority, Power Supply System, Series A (RB) 5.00%, 10/01/43 (c)	2,010		2,033,540
Base Village Metropolitan District No. 2, Series A (GO) 5.75%, 12/01/46 (c)	1,000		996,829
Brighton Crossing Metropolitan District No. 6, Series A (GO)
5.00%, 12/01/35 (c)	500		482,391
5.00%, 12/01/40 (c)	500		452,802
Broadway Station Metropolitan District No. 3, Series A (GO) 5.00%, 12/01/49 (c)	1,425		1,106,061
Centerra Metropolitan District No 1 in Larimer County, Colorado, Series A (GO) 5.00%, 12/01/51 (c)	1,000		889,989
Centerra Metropolitan District No. 1 (TA)
5.00%, 12/01/47 (c)	500		449,198
5.00%, 12/01/29 (c)	500		494,336
5.00%, 12/01/37 (c)	500		480,003
City and County of Denver, United Airlines, Inc. Project (RB) 5.00%, 10/01/32 (c)	10,195		10,187,622
City of Fruita, Colorado Healthcare Canyons Hospital and Medical Center, Series B (RB) 5.50%, 01/01/48 (c)	2,250		2,079,106
Colorado Bridge Enterprise, Central 70 Project (RB) 4.00%, 06/30/51 (c)	2,700		2,266,240
	Par (000’s	)	Value
Colorado (continued)
Colorado Educational and Cultural Facilities Authority, Rocky Mountain Classical Academy Project (RB) 5.00%, 10/01/49 (c)	$500		$460,837
Colorado Health Facilities Authority, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/38 (c)	510		492,605
Colorado Health Facilities Authority, CommonSpirit Health, Series A-2 (RB)
3.25%, 08/01/49 (c)	5		3,695
4.00%, 08/01/49 (c)	4,735		4,306,828
5.00%, 08/01/44 (c)	2,000		2,056,132
Colorado Health Facilities Authority, Covenant Retirement Communities, Inc., Series A (RB) 5.00%, 12/01/35 (c)	1,000		1,001,240
Colorado Health Facilities Authority, Senior Living Second Tier, American Eagle Portfolio Project Series B-1 (RB) 2.00%, 07/01/57 (c)	536		53,616
Colorado High Performance Transportation Enterprise, C-470 Express Lanes (RB) 5.00%, 12/31/51 (c)	350		350,452
Creekwalk Marketplace Business Improvement District, Series A (RB)
5.50%, 12/01/39 (c)	500		438,471
5.75%, 12/01/49 (c)	500		426,083
Crowfoot Valley Ranch Metropolitan District No. 2, Series A (GO) 5.62%, 12/01/38 (c)	1,000		972,165
Fountain Urban Renewal Authority, South Academy Highlands Project, Series A (TA)
4.50%, 11/01/29 (c)	720		702,368
5.25%, 11/01/37 (c)	2,345		2,287,670
5.50%, 11/01/44 (c)	1,865		1,795,166
Green Valley Ranch East Metropolitan District No. 6, Series A (GO) 5.88%, 12/01/50 (c)	1,000		977,757
Jefferson Center Metropolitan District No. 1, Series A-2 (RB) 4.38%, 12/01/47 (c)	1,000		851,696
Kinston Metropolitan District No. 5, Series A (GO) 5.12%, 12/01/50 (c)	1,000		956,800
Painted Prairie Public Improvement Authority (RB) 5.00%, 12/01/39 (c)	1,000		935,009

See Notes to Financial Statements

26

	Par (000’s	)	Value
Colorado (continued)
Peak Metropolitan District No. 1, El Paco County, Series A (GO) 4.00%, 12/01/35 (c)	$540		$466,133
Prairie Center Metropolitan District No. 3, Adams County, Series A (RB) 5.00%, 12/15/41 (c)	4,000		3,963,646
Public Authority for Colorado Energy Natural Gas (RB) 6.50%, 11/15/38	2,000		2,415,499
Puerto Rico Sales Tax Financing Corp., Series A-2 (RB) 3.62%, 12/01/44 (c)	960		713,233
Rampart Range Metropolitan District No. 5, Colorado Limited Tax Supported and Special Bonds (RB) 4.00%, 12/01/51 (c)	3,000		2,220,200
Regional Transportation District, Denver Transit Partners Eagle P3 Project, Series A (RB) 4.00%, 07/15/39	1,500		1,456,886
Southglenn Metropolitan District (GO) 5.00%, 12/01/46 (c)	1,000		902,874
Southlands Metropolitan District No. 1, Series A-1 (GO) 5.00%, 12/01/47 (c)	1,200		1,146,320
Sterling Ranch Community Authority Board, Colorado Limited Tax, Series A (RB)
4.25%, 12/01/50 (c)	1,000		838,203
6.50%, 12/01/54 (c)	1,000		1,017,352
Sterling Ranch Community Authority Board, Douglas County, Colorado (SA) 5.62%, 12/01/43 (c)	1,000		1,014,422
Trails at Crowfoot Metropolitan District No 3 (GO) 5.00%, 12/01/49 (c)	1,000		931,838
Transport Metropolitan District No. 3 (GO)
5.00%, 12/01/51 (c)	4,000		3,160,471
5.00%, 12/01/41 (c)	2,000		1,692,789
Tree Farm Metropolitan District, Eagle County, Colorado (GO) 4.75%, 12/01/50 (c)	2,000		1,711,340
Velocity Metropolitan District No. 3 (GO)
5.12%, 12/01/34 (c)	500		495,894
5.38%, 12/01/39 (c)	1,500		1,455,810
Verve Metropolitan District No. 1 (GO)
5.00%, 12/01/36 (c)	1,025		878,034
5.75%, 12/01/33 (c)	1,000		942,441
	Par (000’s	)	Value
Colorado (continued)
Village Metropolitan District/The (GO) 5.00%, 12/01/49 (c)	$1,750		$1,649,023
Windler Public Improvement Authority, Series A-1 (RB) (BAM)
4.00%, 12/01/36 (c)	1,000		863,042
4.00%, 12/01/41 (c)	1,000		784,010
			73,345,551
Connecticut: 0.7%
Bridgeport Housing Authority, Energy Performance Equipment (RB) 5.60%, 06/01/26 (c)	630		627,242
Connecticut State Health and Educational Facilities Authority, Church Home of Harford, Series A (RB)
5.00%, 09/01/46 (c)	3,500		2,991,786
5.00%, 09/01/53 (c)	1,200		976,065
Connecticut State Health and Educational Facilities Authority, Griffin Hospital, Series G (RB)
5.00%, 07/01/50 (c)	2,630		2,268,887
5.00%, 07/01/44 (c)	1,100		992,166
Connecticut State Health and Educational Facilities Authority, Mary Wade Home Issue, Series A-1 (RB) 5.00%, 10/01/54 (c)	5,000		3,808,031
Connecticut State Health and Educational Facilities Authority, McLean Issue, Series A (RB) 5.00%, 01/01/55 (c)	2,000		1,551,126
Connecticut State Health and Educational Facilities Authority, Nuvance Health Issue, Series A (RB)
4.00%, 07/01/38 (c)	500		466,352
5.00%, 07/01/33 (c)	1,000		1,023,209
Connecticut State Health and Educational Facilities Authority, University of Hartford, Series N (RB) 4.00%, 07/01/44 (c)	250		190,982
Connecticut State Health and Educational Facilities Authority, University of Hartford, Series N (RB) (SD CRED PROG) 4.00%, 07/01/49 (c)	250		181,872
Steel Point Infrastructure Improvement District (TA)
4.00%, 04/01/51 (c)	2,000		1,573,862
4.00%, 04/01/41 (c)	1,125		953,645

See Notes to Financial Statements

27

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Connecticut (continued)
Town of Hamden, Whitney Center Project (RB) 5.00%, 01/01/50 (c)	$3,000		$2,602,380
			20,207,605
Delaware: 0.2%
County of Kent, Delaware Student Housing and Dinning Facility, State University Project, Series A (RB) 5.00%, 07/01/48 (c)	1,450		1,439,846
Delaware Economic Development Authority, Aspira Chapter School, Series A (RB)
4.00%, 06/01/52 (c)	915		676,873
5.00%, 06/01/46 (c)	1,000		912,649
5.00%, 06/01/36 (c)	250		247,313
Delaware State Economic Development Authority (RB) 5.00%, 06/01/51 (c)	1,100		980,480
			4,257,161
District of Columbia: 0.7%
District of Columbia Tobacco Settlement Financing Corp. (RB) 0.00%, 06/15/46 (c) ^	7,500		1,749,488
District of Columbia, Federal Highway Grant Anticipation (RB) (SAW) 5.00%, 12/01/30 (c)	1,225		1,343,250
District of Columbia, Ingleside at Rock Creek Project, Series A (RB)
5.00%, 07/01/32 (c)	250		251,727
5.00%, 07/01/42 (c)	1,180		1,124,399
District of Columbia, Latin American Montessori Bilingual Public Charter School Issue (RB)
5.00%, 06/01/50 (c)	3,500		3,263,528
5.00%, 06/01/40 (c)	500		489,171
Metropolitan Washington Airports Authority, Dulles Toll Road, Series A (RB) 0.00%, 10/01/37 ^	9,325		4,866,841
Metropolitan Washington Airports Authority, Dulles Toll Road, Series B (RB)
0.00%, 10/01/37 ^	1,020		555,309
4.00%, 10/01/44 (c)	7,315		6,939,857
4.00%, 10/01/36 (c)	250		252,359
6.50%, 10/01/44 (c)	245		267,451
			21,103,380
	Par (000’s	)	Value
Florida: 4.6%
Alachua County, Health Facilities Authority, Shands Teaching Hospital and Clinics, Inc., at the University of Florida Project, Series B (RB) 5.00%, 12/01/34 (c)	$1,055		$1,061,152
Brevard County, Florida Health Facilities Authority, Series A (RB) 5.00%, 04/01/52 (c)	1,000		1,032,210
Broward County Florida Port Facilities, Series B (RB) 4.00%, 09/01/38 (c)	2,150		2,151,957
Cape Coral Health Facilities Authority, Gulf Care, Inc. Project (RB) 6.00%, 07/01/50 (c)	295		207,561
Capital Trust Agency, Education Growth Fund, Series A-1 (RB) 5.00%, 07/01/56 (c)	7,200		6,588,525
Capital Trust Agency, Educational Facilities, Franklin Academy Projects (RB) 5.00%, 12/15/35 (c)	1,335		1,294,873
Capital Trust Agency, Educational Facilities, Franklin Academy Projects (RB) (SD CRED PROG) 5.00%, 12/15/40 (c)	500		459,670
Capital Trust Agency, Educational Facilities, Pineapple Cove Classical Academy, Inc., Series A (RB)
4.50%, 07/01/29 (c)	400		388,316
5.12%, 07/01/39 (c)	500		480,844
5.25%, 07/01/49 (c)	500		457,015
5.38%, 07/01/54 (c)	500		455,337
Capital Trust Agency, Educational Facilities, Renaissance Charter School, Inc., Series A (RB)
4.38%, 06/15/27	185		182,213
5.25%, 06/15/47 (c)	500		477,433
Capital Trust Agency, Educational Facilities, Renaissance Charter School, Inc., Series A (RB) (SBG) 5.00%, 06/15/39 (c)	1,000		958,962
Capital Trust Agency, University Bridge, LLC Student Housing Project, Series A (RB)
4.00%, 12/01/28	2,200		2,130,960
5.25%, 12/01/43 (c)	2,000		1,963,921
5.25%, 12/01/58 (c)	2,200		2,097,749
Capital Trust Agency, Wonderful Foundations Charter Schools Portfolio Projects, Series A (RB) 5.00%, 01/01/55 (c)	2,250		1,860,071

See Notes to Financial Statements

28

	Par (000’s	)	Value
Florida (continued)
Charlotte County Industrial Development Authority, Town & Country Utilities Project (RB) 5.00%, 10/01/49 (c)	$1,000		$985,522
City of Orlando, Senior Tourist Development Tax, Series A (RB) (AGM) 5.00%, 11/01/31 (c)	3,000		3,140,110
City of Orlando, Tourist Development Tax, Series A (RB) (AGM)
5.00%, 11/01/27	1,100		1,147,202
5.00%, 11/01/38 (c)	500		514,037
5.00%, 11/01/32 (c)	2,500		2,608,633
City Of South Miami Health Facilities Authority, Inc. (RB) 4.00%, 08/15/42 (c)	2,040		1,916,214
City of Tallahassee, Health Facilities Authority, Memorial Healthcare, Inc. Project (RB)
4.00%, 12/01/35 (c)	230		215,183
5.00%, 12/01/44 (c)	1,305		1,273,413
5.00%, 12/01/40 (c)	1,210		1,210,463
Clay County, Florida Sales Surtax (RB) 4.00%, 10/01/39 (c)	1,100		1,076,334
Collier County Industrial Development Authority, Arlington of Naples Project, Series A (RB)
7.00%, 05/15/24 (d) *	440		11,879
8.12%, 05/15/44 (c) (d) *	343		9,261
County of Broward, Florida Airport System, Series A (RB) 5.00%, 10/01/29 (c)	2,135		2,168,884
County of Broward, Florida Port Facilities, Series A (RB) 5.00%, 09/01/49 (c)	1,645		1,680,223
County of Escambia, Health Facilities Authority, Baptist Health Care Corp., Series A (RB) (SAW) 5.00%, 08/15/31 (c)	2,000		2,088,997
Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group, Series A (RB) (SAW) 4.00%, 08/15/45 (c)	2,000		1,769,112
Florida Development Finance Corp., Brightline Florida Passenger Rail Project (RB) 5.50%, 07/01/53 (c)	1,000		1,036,944
Florida Development Finance Corp., Central Charter School Project (RB) 5.88%, 08/15/52 (c)	1,000		960,650
	Par (000’s	)	Value
Florida (continued)
Florida Development Finance Corp., Educational Facilities, Mater Academy Project, Series A (RB) 5.00%, 06/15/47 (c)	$2,225		$2,173,063
Florida Development Finance Corp., Glenridge on Palmer Ranch Project (RB) 5.00%, 06/01/35 (c)	425		406,843
Florida Development Finance Corp., Mayflower Retirement Community Project, Series A (RB)
4.00%, 06/01/55 (c)	2,000		1,245,515
5.25%, 06/01/50 (c)	1,000		831,929
Florida Development Finance Corp., Renaissance Chapter School, Inc. Project, Series B (RB) 5.25%, 06/15/41 (c)	1,000		972,435
Florida Development Finance Corp., Renaissance Charter School, Inc. Project, Series A (RB)
5.75%, 06/15/29 (c)	1,000		1,000,943
6.00%, 06/15/35 (c)	500		505,507
6.12%, 06/15/46 (c)	685		688,834
6.62%, 06/15/43 (c)	1,000		1,089,635
6.75%, 06/15/53 (c)	1,000		1,085,106
Florida Development Finance Corp., UF Health Jacksonville Project, Series A (RB) 5.00%, 02/01/52 (c)	1,000		874,987
Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project, Series A (RB)
6.38%, 01/01/49 (c) (p)	5,300		5,359,787
6.50%, 01/01/49 (c) (p)	9,750		9,860,945
Florida Development Finance Corp., Waste Pro USA, Inc. Project (RB) 6.12%, 07/01/32 (c) (p)	4,000		4,083,270
FRERC Community Development District (SA) (AGM)
5.38%, 11/01/40 (c)	1,450		1,355,911
5.50%, 11/01/50 (c)	2,450		2,228,239
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Series A (RB) 4.00%, 08/01/45 (c)	6,500		5,918,975
Lake County, Florida Retirement Facility, Lakeside at Waterman Village Project, Series A (RB) 5.75%, 08/15/50 (c)	2,000		1,833,064

See Notes to Financial Statements

29

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Florida (continued)
Lee County Industrial Development Authority, Community Charter Schools, LLC Projects, Series A (RB) 5.75%, 06/15/42 (c)	$500		$482,256
Lee County Industrial Development Authority, Cypress Cove at HealthPark Florida, Inc. Project, Series A (RB) 5.25%, 10/01/57 (c)	1,000		832,663
Miami Beach Florida Health Facilities Authority, Mount Sinai Medical Center, Series B (RB) (AGM) 4.00%, 11/15/46 (c)	2,500		2,296,496
Miami Beach Health Facilities Authority, Mount Sinai Medical Center (RB)
5.00%, 11/15/39 (c)	1,880		1,883,721
5.00%, 11/15/44 (c)	3,000		3,005,715
Miami World Center Community Development District (SA)
5.12%, 11/01/39 (c)	750		759,207
5.25%, 11/01/49 (c)	250		252,861
Miami-Dade County Aviation, Series A (RB) (BAM-TCRS) 5.00%, 10/01/36 (c)	3,000		3,003,714
Miami-Dade County Industrial Development Authority (RB) 5.50%, 07/01/61 (c)	1,000		968,049
Miami-Date County, Florida Subordinate Special (RB) 5.00%, 10/01/28 (c)	1,360		1,405,653
Mid-Bay Bridge Authority, First Senior Lien, Series A (RB)
5.00%, 10/01/40 (c)	2,500		2,508,372
5.00%, 10/01/35 (c)	500		504,929
Mid-Bay Bridge Authority, Second Senior Lien, Series C (RB) 5.00%, 10/01/40 (c)	1,000		1,003,349
Midtown Miami Community Development District, Parking Garage Project, Series A (SA) 5.00%, 05/01/37 (c)	85		84,996
North Broward Hospital District, Broward Health, Series B (RB) 5.00%, 01/01/48 (c)	2,000		2,028,556
North Broward Hospital District, Series B (RB) 5.00%, 01/01/32 (c)	155		161,684
Northern Palm Beach County Improvement District, Unit of Development No. 2C (RB)
5.00%, 08/01/37 (c)	200		201,617
5.00%, 08/01/46 (c)	200		197,867
	Par (000’s	)	Value
Florida (continued)
Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion, Series A (RB) 5.00%, 06/01/55 (c)	$3,230		$2,932,765
Palm Beach County, Palm Beach Atlantic University Housing Project, Series A (RB)
5.00%, 04/01/51 (c)	2,500		2,396,453
5.00%, 04/01/39 (c)	1,000		1,004,277
Palm Cost Park Community Development District (SA) 5.70%, 05/01/37 (c)	140		141,823
Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation For Global Understaing Inc. Project (RB) 5.00%, 07/01/39 (c)	1,900		1,899,871
Polk Country Industrial Development Authority, Florida Industrial Development (RB) 5.88%, 01/01/33	4,820		4,611,984
Seminole County Industrial Development Authority, Retirement Facility, Legacy Pointe at UCF Project, Series A (RB)
5.50%, 11/15/49 (c)	500		423,321
5.75%, 11/15/54 (c)	1,500		1,283,129
Seminole County Industrial Development Authority, Retirement Facility, Legacy Pointe at UCF Project, Series B-1 (RB) 4.25%, 11/15/26 (c)	1,200		1,174,606
Tallahassee Florida Health Facilities, Tallahassee Memorial Healthcare, Inc. Project, Series A (RB) 5.00%, 12/01/55 (c)	1,100		1,039,581
Village Community Development District No. 12 (SA)
3.25%, 05/01/26	150		148,843
3.62%, 05/01/31 (c)	995		985,305
4.25%, 05/01/43 (c)	905		863,817
Village Community Development District No. 13 (SA)
3.00%, 05/01/29	715		688,509
3.50%, 05/01/51 (c)	1,500		1,235,768
3.55%, 05/01/39 (c)	2,755		2,520,175
			134,508,750

See Notes to Financial Statements

30

	Par (000’s	)	Value
Georgia: 1.4%
Burke County Development Authority, Series C (RB) (SAW) 4.12%, 11/01/45 (c)	$6,525		$5,819,741
Floyd County Development Authority, Spires at Berry College Project, Series A (RB) (SBG) 5.50%, 12/01/28 (c)	1,250		1,240,971
Fulton County Residential Care Facilities for the Elderly Authority, Canterbury Court Project, Series A (RB) 4.00%, 04/01/41 (c)	2,500		2,019,022
Gainesville & Hall County Hospital Authority (RB) 5.00%, 02/15/45 (c)	3,575		3,620,307
Gainesville and Hall County Development Authority, Educational Facilities, Riverside Military Academy, Inc. Project (RB) (BAM) 5.00%, 03/01/37 (c)	700		551,444
George L Smith II World Congress Center Authority, Series A (RB) 4.00%, 01/01/54 (c)	4,750		4,063,393
Georgia Local Government, Grantor Trust, Series A (CP) (NATL) 4.75%, 06/01/28	416		421,483
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project (RB) 5.00%, 08/01/47 (c)	2,680		2,589,082
Macon-Bibb County Urban Development Authority, Academy for Classical Education, Inc., Series A (RB) 5.75%, 06/15/37 (c)	250		257,008
Main Street Natural Gas, Inc., Series C (RB) 4.00%, 08/01/52 (c) (p)	15,000		14,565,030
Marietta Development Authority, Life University, Inc. Project, Series A (RB)
5.00%, 11/01/37 (c)	5,000		4,851,981
5.00%, 11/01/47 (c)	1,000		912,388
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4, Series A (RB) 5.00%, 07/01/60 (c)	375		371,107
White County Development Authority, Truett McConnell University Project, Series A (RB)
5.12%, 10/01/39 (c)	500		449,859
5.25%, 10/01/49 (c)	500		423,284
			42,156,100
	Par (000’s	)	Value
Guam: 0.9%
Guam Government (GO) 5.00%, 11/15/31 (c)	$1,055		$1,074,813
Guam Government, Business Privilege Tax, Series D (RB)
4.00%, 11/15/39 (c)	600		555,407
5.00%, 11/15/33 (c)	5,805		5,873,115
5.00%, 11/15/39 (c)	1,085		1,089,776
5.00%, 11/15/35 (c)	1,100		1,111,423
5.00%, 11/15/34 (c)	1,040		1,051,780
Guam Government, Business Privilege Tax, Series F (RB)
4.00%, 01/01/42 (c)	7,000		6,438,181
4.00%, 01/01/36 (c)	1,000		983,047
Guam Government, Department of Education, John F. Kennedy High School Refunding and Energy Efficiency Project, Series A (CP)
4.25%, 02/01/30	500		484,848
5.00%, 02/01/40 (c)	500		486,718
Guam Government, Limited Obligation, Series A (RB)
5.00%, 12/01/34 (c)	2,290		2,332,007
5.00%, 12/01/46 (c)	3,120		2,978,492
Guam Power Authority, Series A (RB) 5.00%, 10/01/40 (c)	500		505,930
			24,965,537
Hawaii: 0.2%
Kuakini, Hawaii Health System, Series A (RB) 6.38%, 07/01/32 (c)	1,645		1,486,754
State of Hawaii, Department of Budget and Finance, Series A (RB)
6.25%, 07/01/27 (c)	1,400		1,400,842
6.62%, 07/01/33 (c)	2,085		2,087,176
			4,974,772
Idaho: 0.1%
Idaho Falls Auditorium District, Annual Appropriation Certificates of Participation (CP) 5.25%, 05/15/51 (c)	2,000		1,938,213
Idaho Health Facilities Authority, Madison Memorial Hospital Project (RB)
3.50%, 09/01/33 (c)	450		396,097
5.00%, 09/01/37 (c)	1,135		1,124,559
Idaho Health Facilities Authority, Terraces of Boise, Series A (RB) 3.80%, 10/01/31 (c)	100		84,368
			3,543,237
Illinois: 9.8%
Chicago Board of Education (GO) 5.25%, 12/01/35 (c)	3,000		3,230,821

See Notes to Financial Statements

31

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Illinois (continued)
Chicago Board of Education (GO) (AGM) 5.00%, 12/01/33 (c)	$1,250		$1,303,812
Chicago Board of Education, Series A (GO)
5.00%, 12/01/30 (c)	1,265		1,300,144
5.00%, 12/01/33 (c)	250		256,788
5.00%, 12/01/30 (c)	1,195		1,241,234
5.00%, 12/01/29	1,000		1,047,927
5.00%, 12/01/32 (c)	5,575		5,842,190
5.00%, 12/01/39 (c)	6,000		6,128,240
5.00%, 12/01/35 (c)	2,400		2,500,314
5.00%, 12/01/33 (c)	5,100		5,341,500
5.00%, 12/01/40 (c)	6,350		6,455,447
5.00%, 12/01/36 (c)	6,990		7,233,290
5.00%, 12/01/37 (c)	3,610		3,711,021
5.00%, 12/01/34 (c)	395		413,056
5.00%, 12/01/47 (c)	10,000		9,912,289
5.00%, 12/01/42 (c)	17,755		17,645,299
5.88%, 12/01/47 (c)	2,600		2,833,242
7.00%, 12/01/44 (c)	4,210		4,358,221
7.00%, 12/01/26 (c)	5,200		5,427,468
7.00%, 12/01/46 (c)	2,250		2,423,290
Chicago Board of Education, Series A (GO) (AGM) 5.00%, 12/01/34 (c)	1,250		1,302,836
Chicago Board of Education, Series A (GO) (AMBAC)
5.50%, 12/01/25	145		146,626
5.50%, 12/01/26	175		177,362
5.50%, 12/01/31	1,285		1,355,901
Chicago Board of Education, Series A (GO) (NATL)
0.00%, 12/01/27 ^	760		652,373
0.00%, 12/01/28 ^	390		320,238
0.00%, 12/01/30 ^	55		41,339
5.50%, 12/01/26	355		361,425
Chicago Board of Education, Series B (GO)
4.00%, 12/01/39 (c)	5,000		4,667,536
4.00%, 12/01/40 (c)	5,000		4,597,875
5.00%, 12/01/27	1,500		1,546,809
5.00%, 12/01/33 (c)	200		207,586
5.00%, 12/01/31 (c)	3,600		3,773,452
5.00%, 12/01/33 (c)	1,105		1,102,458
5.00%, 12/01/34 (c)	1,680		1,670,390
6.50%, 12/01/46 (c)	4,000		4,156,248
Chicago Board of Education, Series C (GO)
5.00%, 12/01/27	2,000		2,062,413
5.00%, 12/01/30 (c)	2,000		2,044,937
5.00%, 12/01/34 (c)	8,805		8,958,463
5.25%, 12/01/35 (c)	11,015		11,014,492
5.25%, 12/01/39 (c)	12,180		12,153,766
6.00%, 12/01/35 (c)	1,160		1,168,586
Chicago Board of Education, Series C (GO) (AGM) 5.00%, 12/01/30 (c)	500		522,500
	Par (000’s	)	Value
Illinois (continued)
Chicago Board of Education, Series E (GO) 5.12%, 12/01/32 (c)	$3,640		$3,639,943
Chicago Board of Education, Series G (GO) 5.00%, 12/01/44 (c)	3,000		2,971,192
Chicago Board of Education, Series H (GO)
5.00%, 12/01/46 (c)	12,710		12,489,990
5.00%, 12/01/36 (c)	9,730		9,844,346
Chicago O’Hare International Airport, Series A (RB) (AGM) 5.25%, 01/01/45 (c)	3,000		3,178,737
Chicago School Reform Board of Trustees, Series A (GO) (NATL)
0.00%, 12/01/25 ^	355		331,748
0.00%, 12/01/29 ^	1,460		1,145,390
Chicago School Reform Board of Trustees, Series B-1 (GO) (NATL)
0.00%, 12/01/25 ^	1,650		1,541,927
0.00%, 12/01/26 ^	1,630		1,460,347
0.00%, 12/01/27 ^	1,030		884,137
0.00%, 12/01/28 ^	690		567,592
0.00%, 12/01/29 ^	645		506,011
0.00%, 12/01/31 ^	520		372,814
Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB) 5.00%, 06/01/26	100		102,216
City of Chicago, City Colleges (GO) (NATL)
0.00%, 01/01/28 ^	345		302,178
0.00%, 01/01/30 ^	420		332,583
0.00%, 01/01/33 ^	985		679,811
0.00%, 01/01/34 ^	760		499,873
City of Chicago, Series A (GO)
5.00%, 01/01/27	725		747,178
5.00%, 01/01/27	200		206,118
5.00%, 01/01/33 (c)	3,000		3,227,209
5.00%, 01/01/34 (c)	3,000		3,221,640
5.00%, 01/01/32 (c)	1,500		1,615,277
5.50%, 01/01/49 (c)	3,000		3,095,621
5.50%, 01/01/41 (c)	1,000		1,058,919
6.00%, 01/01/38 (c)	5,000		5,210,171
City of Chicago, Series A (GO) (NATL) 0.00%, 01/01/29 ^	140		115,521
City of Chicago, Series A (GO) (SAW) 5.00%, 01/01/29	2,775		2,939,075
City of Chicago, Series C (GO)
0.00%, 01/01/32 ^	195		138,665
5.00%, 01/01/26	380		386,965
5.00%, 01/01/27 (c)	250		253,932
City of Chicago, Series D (GO) 5.50%, 01/01/40 (c)	5,000		5,015,070

See Notes to Financial Statements

32

	Par (000’s	)	Value
Illinois (continued)
City of Chicago, Series F (GO) 5.50%, 01/01/42 (c)	$1,175		$1,177,753
City of Chicago, Water Revenue, Second Lien (RB) (AMBAC) 5.75%, 11/01/30	880		939,639
City of Harvey, Series A (GO) 4.50%, 01/01/54	4,659		3,528,253
Cook County, Illinois, Series B (GO) 4.00%, 11/15/26	1,200		1,216,998
Illinois Finance Authority (RB) 7.38%, 09/01/42 (c) (p)	2,500		2,687,090
Illinois Finance Authority Student Housing and Academic Facility, CHF - Chicago, L.L.C. - University of Illinois at Chicago Project, Series A (RB) 5.00%, 02/15/47 (c)	4,125		3,904,679
Illinois Finance Authority, Acero Charter Schools, Inc. (RB) 4.00%, 10/01/42 (c)	1,000		821,593
Illinois Finance Authority, Admiral Lake Project (RB) 5.12%, 05/15/38 (c)	390		339,803
Illinois Finance Authority, Central Baptist Village (RB) 5.38%, 11/15/39 (c)	35		33,593
Illinois Finance Authority, CHF - Cook, LLC - Northeastern Illinois University Project, Series A (RB) 5.00%, 07/01/30 (c)	1,000		954,966
Illinois Finance Authority, Friendship Village of Schaumburg (RB)
5.00%, 02/15/27 (d) *	3,000		690,000
5.00%, 02/15/37 (c) (d) *	6,500		1,495,000
5.12%, 02/15/45 (c) (d) *	6,130		1,409,900
Illinois Finance Authority, Greenfields of Geneva Project (RB) 7.10%, 11/01/52 (c)	100		82,657
Illinois Finance Authority, Illinois Institute of Technology (RB) 5.00%, 09/01/40 (c)	175		159,303
Illinois Finance Authority, Intrinsic School Project, Series A (RB) 6.00%, 12/01/45 (c)	500		501,685
Illinois Finance Authority, Lutheran Life Communities Obligated Group, Series A (RB)
5.00%, 11/01/35 (c)	5		4,436
5.00%, 11/01/30 (c)	250		234,790
5.00%, 11/01/29 (c)	500		474,636
	Par (000’s	)	Value
Illinois (continued)
Illinois Finance Authority, Roosevelt University (RB) 5.50%, 04/01/32 (c)	$475		$463,681
Illinois Sports Facilities Authority (RB)
5.00%, 06/15/28	1,000		1,043,070
5.00%, 06/15/30 (c)	3,055		3,215,103
5.00%, 06/15/29	1,000		1,054,314
Illinois Sports Facilities Authority (RB) (AGM) 5.00%, 06/15/27 (c)	3,000		2,999,124
Illinois Sports Facilities Authority (RB) (AMBAC) 0.00%, 06/15/26 ^	690		628,905
Illinois State, Series A (GO)
5.00%, 12/01/31 (c)	500		522,244
5.00%, 05/01/43 (c)	500		509,317
Metropolitan Pier & Exposition Authority (RB) 0.00%, 12/15/50 ^	35,755		8,811,848
Metropolitan Pier & Exposition Authority (RB) (NATL) 0.00%, 12/15/33 ^	1,500		1,033,284
Metropolitan Pier and Exposition Authority, Illinois McCormick Place Expansion Project, Series B (RB) 5.00%, 12/15/40 (c)	1,000		1,010,178
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB)
3.00%, 06/15/25 (c)	2,000		1,967,371
5.00%, 06/15/50 (c)	3,000		3,061,452
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB) (NATL)
0.00%, 12/15/30 ^	475		370,805
0.00%, 12/15/34 ^	590		388,979
0.00%, 06/15/30 ^	745		592,486
0.00%, 06/15/31 ^	125		95,377
0.00%, 06/15/34 ^	190		127,920
0.00%, 06/15/39 ^	115		58,521
Northeastern Illinois University, Capital Improvement Project (CP) 4.00%, 10/01/38 (c)	585		470,222
Northern Illinois Municipal Power Agent Power Project, Prairie State Project, Series A (RB)
4.00%, 12/01/31 (c)	2,000		2,012,759
State of Illinois (GO)
3.50%, 06/01/31 (c)	175		164,973
4.00%, 01/01/31 (c)	610		610,650
4.00%, 06/01/35 (c)	270		266,325
4.00%, 06/01/34 (c)	360		355,587
4.00%, 06/01/37 (c)	460		446,451

See Notes to Financial Statements

33

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Illinois (continued)
4.12%, 11/01/31 (c)	$600		$602,752
5.00%, 11/01/24	200		200,973
5.00%, 02/01/27	500		517,258
5.00%, 05/01/35 (c)	100		100,086
5.00%, 02/01/26 (c)	375		375,344
5.00%, 05/01/34 (c)	175		175,223
5.00%, 02/01/27 (c)	350		350,305
5.00%, 06/01/26	125		128,202
State of Illinois (RB) 3.00%, 06/15/31 (c)	100		94,105
State of Illinois, Series A (GO)
5.00%, 10/01/28	500		529,300
5.00%, 11/01/28	5		5,301
5.00%, 12/01/34 (c)	100		104,059
5.00%, 03/01/46 (c)	4,865		5,007,721
5.00%, 05/01/41 (c)	365		373,078
State of Illinois, Series C (GO) 4.00%, 11/01/43 (c)	1,425		1,321,283
State of Illinois, Series D (GO) 5.00%, 11/01/25	250		254,360
Upper Illinois River Valley Development Authority, Elgin Math and Science Academy Charter School Project, Series A (RB) 6.00%, 03/01/63 (c)	1,000		992,452
Village of Bolingbrook, Special Service Area No. 1 (ST) 5.25%, 03/01/41 (c)	500		459,720
Village of Bridgeview (GO) 5.00%, 12/01/42 (c)	360		328,946
Will County Community High School District No. 210, Series B (GO)
0.00%, 01/01/29 ^	90		74,433
0.00%, 01/01/31 ^	245		186,381
0.00%, 01/01/33 ^	540		374,907
			286,187,309
Indiana: 1.0%
City of Anderson, Indiana Economic Development, Anderson University (RB) 4.75%, 10/01/27 (c)	175		166,517
Indiana Finance Authority Educational Facilities, Earlham College Project, Series A (RB) 5.00%, 10/01/32 (c)	150		150,035
Indiana Finance Authority Midwestern Disaster Relief, Ohio Valley Electric Corp. Project, Series C (RB) 3.00%, 11/01/30	1,500		1,376,303
Indiana Finance Authority, Baptist Healthcare System, Series A (RB) 5.00%, 08/15/51 (c)	4,000		4,013,112
	Par (000’s	)	Value
Indiana (continued)
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB) 4.25%, 11/01/30	$7,000		$6,950,266
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series B (RB) 3.00%, 11/01/30	5,000		4,587,675
Indiana Finance Authority, United States Steel Corp. Project, Series A (RB) 4.12%, 12/01/26	5,500		5,480,545
Indianapolis Local Public Improvement Bond Bank (RB)
5.75%, 03/01/43 (c)	2,340		2,557,820
6.00%, 03/01/53 (c)	1,000		1,085,289
6.12%, 03/01/57 (c)	3,135		3,399,780
			29,767,342
Iowa: 0.9%
City of Coralville, Marriott Hotel and Convention Center, Series E (CP) 4.00%, 06/01/29 (c)	1,025		976,477
Iowa Finance Authority, Lifespace Communities, Inc., Series A (RB)
5.00%, 05/15/43 (c)	655		597,881
5.00%, 05/15/48 (c)	4,000		3,503,419
Iowa Finance Authority, Midwestern Disaster Area, Alcoa Inc. Project (RB) 4.75%, 08/01/42 (c)	14,000		13,681,545
Iowa Finance Authority, Midwestern Disaster Area, Iowa Fertilizer Co. Project, Series A (RB) 5.00%, 12/01/50 (c) (p)	5,105		5,299,463
Iowa Higher Education Loan Authority, Wartburg College Project (RB)
4.00%, 10/01/25	1,170		1,145,772
5.00%, 10/01/37 (c)	2,115		1,936,490
			27,141,047
Kansas: 0.3%
City of Hutchinson, Regional Medical Center, Inc. (RB) 5.00%, 12/01/41 (c)	250		220,868
City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc., Series A (RB) 5.00%, 05/15/43 (c)	1,000		949,347
City of Manhattan, Kansas Health Care Facilities Authority, Meadowlark Hills Retirement Community, Series A (RB) 4.00%, 06/01/46 (c)	3,000		2,370,189

See Notes to Financial Statements

34

	Par (000’s	)	Value
Kansas (continued)
City of Manhattan, Kansas Sales Tax, Downtown Redevelopment Star Project Area (RB) 4.00%, 06/01/27 (c)	$500		$499,081
City of Wichita, Health Care Facilities, Series I (RB) 5.00%, 05/15/38 (c)	1,355		1,137,676
City of Wichita, Health Care Facilities, Series III (RB)
5.00%, 05/15/50 (c)	500		357,386
5.00%, 05/15/34 (c)	250		223,853
Manhattan Kansas Health Care Facilities, Meadowlark Hills, Series A (RB) 4.00%, 06/01/36 (c)	1,000		913,505
Topeka Kansas Health Care Facilities, Brewster Place, Series A (RB)
6.25%, 12/01/42 (c)	1,000		1,006,527
6.50%, 12/01/52 (c)	1,000		1,006,455
			8,684,887
Kentucky: 1.0%
Christian County School District Finance Corp. (RB) (AGM) 4.50%, 10/01/48 (c)	1,000		1,026,724
Christian County, Jennie Stuart Medical Center (RB) 5.38%, 02/01/36 (c)	100		101,678
City of Henderson, Kentucky Exempt Facilities, Pratt Paper, LLC Project, Series A (RB) 4.45%, 01/01/42 (c)	2,250		2,209,362
Kentucky Economic Development Finance Authority Hospital, Series A (RB)
5.00%, 06/01/45 (c)	1,720		1,720,544
5.00%, 06/01/31 (c)	1,315		1,346,003
Kentucky Economic Development Finance Authority, Louisville Arena Authority, Inc., Series A (RB) (AGM) 5.00%, 12/01/47 (c)	760		750,243
Kentucky Economic Development Finance Authority, Louisville Arena Project, Series A (RB) (AGM) 5.00%, 12/01/45 (c)	4,655		4,785,702
Kentucky Economic Development Finance Authority, Masonic Home Independent Living II, Inc., Series A (RB)
5.00%, 05/15/31 (c)	2,545		2,345,595
5.00%, 05/15/46 (c)	250		189,005
5.00%, 05/15/36 (c)	350		301,099
	Par (000’s	)	Value
Kentucky (continued)
Kentucky Economic Development Finance Authority, Masonic Homes of Kentucky, Inc. (RB)
5.38%, 11/15/32 (c)	$400		$366,685
5.50%, 11/15/45 (c)	250		198,547
Kentucky Economic Development Finance Authority, Owensboro Health System, Inc., Series A (RB)
5.00%, 06/01/26	175		176,472
5.00%, 06/01/41 (c)	990		994,771
5.25%, 06/01/41 (c)	750		756,359
Kentucky Economic Development Finance Authority, Owensboro Health System, Inc., Series B (RB) 5.00%, 06/01/40 (c)	500		503,250
Kentucky Public Energy Authority, Gas Supply, SeriesA-1 (RB) 5.00%, 05/01/55 (c) (p)	2,500		2,600,442
Louisville & Jefferson County, UOFL Health Project, Series A (RB) (AGM)
5.00%, 05/15/52 (c)	4,000		4,119,036
5.00%, 05/15/47 (c)	3,170		3,294,169
Paducah Electric Plant Board, Series A (RB) (AGM) 5.00%, 10/01/29 (c)	1,045		1,076,902
			28,862,588
Louisiana: 1.7%
Calcasieu Parish Memorial Hospital Service District (RB) 5.00%, 12/01/39 (c)	3,800		3,569,279
City of Shreveport, Water and Sewer Revenue, Series C (RB) (BAM) 5.00%, 12/01/25	100		102,110
Louisiana Local Government Environmental Facilities and Community Development Authority, CDF Healthcare of Louisiana, LLC Project, Series A (RB) 5.62%, 06/01/45 (c)	925		775,156
Louisiana Local Government Environmental Facilities and Community Development Authority, City of New Orleans Gomesa Project (RB) 4.00%, 11/01/46 (c)	2,850		2,524,032
Louisiana Local Government Environmental Facilities and Community Development Authority, Jefferson Parish Gomesa Project (RB) (NATL) 4.00%, 11/01/44 (c)	1,900		1,693,974

See Notes to Financial Statements

35

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Louisiana (continued)
Louisiana Local Government Environmental Facilities and Community Development Authority, Parc Fontaine Apartments, Series A (RB) 4.25%, 12/01/35 (c)	$175		$127,206
Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project (RB) 3.50%, 11/01/32 (c)	5,745		5,424,656
Louisiana Public Facilities Authority, Loyola University Project, (RB) 5.25%, 10/01/46 (c)	1,500		1,570,485
Louisiana Public Facilities Authority, Solid Waste Disposal , Louisiana Pellets, Inc. Project, Series A (RB) 7.50%, 07/01/23 (d) * ∞	2,259		23
Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project (RB) 7.75%, 07/01/39 (c) (d) * ∞	1,647		17
Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project, Series A (RB) 8.38%, 07/01/39 (c) (d) * ∞	1,389		14
Louisiana Stadium and Exposition District, Series A (RB) 5.00%, 07/01/48 (c)	5,000		5,283,526
New Orleans Aviation Board, North Terminal Project, Series A (RB) 5.00%, 01/01/40 (c)	2,160		2,160,003
Parish of St James, Nustar Logistics, LP Project (RB)
5.85%, 08/01/41 (p)	750		761,005
6.35%, 07/01/40 (c)	11,355		12,279,339
Parish of St James, Nustar Logistics, LP Project, Series A (RB) 6.35%, 10/01/40 (c)	6,000		6,488,422
Parish of St John the Baptist LA (RB) 2.20%, 06/01/37 (p)	6,500		6,190,969
Tangipahoa Parish, Louisiana Hospital Service, District No.1, North Oaks Health System Project (RB) 4.00%, 02/01/37 (c)	1,530		1,489,322
			50,439,538
	Par (000’s	)	Value
Maine: 0.3%
Maine Health & Higher Educational Facilities Authority (RB) (AGM) 4.75%, 07/01/53 (c)	$1,500		$1,523,782
Maine Health and Higher Educational Facilities Authority, Eastern Maine Medical Center Obligated Group Issue, Series A (RB)
4.00%, 07/01/46 (c)	1,695		1,352,050
5.00%, 07/01/41 (c)	1,000		937,421
5.00%, 07/01/46 (c)	5,345		4,683,353
			8,496,606
Maryland: 1.6%
Baltimore Maryland, Special Obligation, Harbor Point Project (RB) 5.00%, 06/01/51 (c)	1,000		963,453
City of Baltimore, Convention Center Hotel (RB)
5.00%, 09/01/39 (c)	1,000		961,775
5.00%, 09/01/46 (c)	2,000		1,808,342
5.00%, 09/01/30 (c)	1,000		1,007,323
5.00%, 09/01/42 (c)	2,250		2,100,764
City of Baltimore, East Baltimore Research Park Project, Series A (RB) 5.00%, 09/01/38 (c)	500		495,930
City of Baltimore, Harbor Point Project (RB) 5.12%, 06/01/43 (c)	250		244,883
County of Frederick, Maryland Educational Facilities Project, Mount Saunt Mary’s University, Series A (RB) 5.00%, 09/01/37 (c)	1,000		981,810
Frederick County Maryland, Urban Community Development Authority, Series A (ST) 4.00%, 07/01/50 (c)	1,995		1,719,866
Frederick County, Education Facilities Project, Series A (RB) 5.00%, 09/01/45 (c)	6,470		6,004,896
Frederick County, Maryland Educational Facilities Project, Mount Saint Mary’s University, Series A (RB) 5.00%, 09/01/32 (c)	2,000		2,001,684
Frederick County, Maryland, Jefferson Technology Park Project, Series B (TA) 4.62%, 07/01/43 (c)	1,900		1,785,771
Howard County, Series A (TA) 4.50%, 02/15/47 (c)	2,500		2,244,804
Maryland Economic Development Corp. (RB) 5.25%, 06/30/55 (c)	2,000		2,048,858

See Notes to Financial Statements

36

	Par (000’s	)	Value
Maryland (continued)
Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 09/01/25 (c)	$6,785		$6,834,077
Maryland Economic Development Corp., Metro Centre at Owings Mills Project (TA)
3.75%, 07/01/27 (c)	100		97,247
4.38%, 07/01/36 (c)	470		450,003
4.50%, 07/01/44 (c)	530		479,652
Maryland Economic Development Corp., Port Covington Project (TA)
4.00%, 09/01/50 (c)	3,250		2,576,434
4.00%, 09/01/40 (c)	2,250		1,979,524
Maryland Economic Development Corp., Purple Line Light Rail Project, Series B (RB)
5.25%, 06/30/52 (c)	1,085		1,114,441
5.25%, 06/30/47 (c)	5,000		5,152,219
Maryland Health and Higher Educational Facilities Authority, Mercy Medical Center, Series A (RB)
4.00%, 07/01/42 (c)	400		359,146
5.00%, 07/01/38 (c)	250		252,568
Maryland Health and Higher Educational Facilities Authority, Meritus Medical Center (RB)
4.00%, 07/01/30 (c)	210		209,461
4.25%, 07/01/35 (c)	145		145,040
5.00%, 07/01/40 (c)	500		502,834
5.00%, 07/01/33 (c)	625		633,119
Maryland Health and Higher Educational Facilities Authority, Peninsula Regional Health System Issue, Series A (RB) 4.00%, 07/01/48 (c)	1,435		1,305,088
Prince George County, Collington Episcopal Life Care Community, Inc. (RB) 5.25%, 04/01/37 (c)	1,000		968,077
Prince George’s County, Suitland-Naylor Road Project (TA) 4.75%, 07/01/36 (c)	500		501,228
			47,930,317
Massachusetts: 1.6%
Collegiate Charter School of Lowell (RB) 5.00%, 06/15/39 (c)	365		365,925
	Par (000’s	)	Value
Massachusetts (continued)
Commonwealth of Massachusetts (RB) (BAM-TCRS NATL) 5.50%, 01/01/34	$1,420		$1,649,917
Massachusetts Development Finance Agency (RB) 5.00%, 07/01/34 (c)	1,120		1,151,939
Massachusetts Development Finance Agency, Boston Medical Center Issue , Series D (RB) 4.00%, 07/01/45 (c)	535		463,242
Massachusetts Development Finance Agency, Boston Medical Center Issue, Series D (RB) 5.00%, 07/01/44 (c)	2,120		2,082,216
Massachusetts Development Finance Agency, Boston Medical Center Issue, Series G (RB) 5.25%, 07/01/52 (c)	5,435		5,717,152
Massachusetts Development Finance Agency, Boston Student Housing Project (RB) 5.00%, 10/01/48 (c)	1,000		994,374
Massachusetts Development Finance Agency, Emerson College (RB) 5.00%, 01/01/35 (c)	500		503,567
Massachusetts Development Finance Agency, Emmanuel College, Series A (RB) 5.00%, 10/01/43 (c)	1,035		1,036,071
Massachusetts Development Finance Agency, Lasell University (RB) 4.00%, 07/01/45 (c)	2,400		1,979,099
Massachusetts Development Finance Agency, Lawrence General Hospital (RB) 5.00%, 07/01/34 (c)	1,000		901,130
Massachusetts Development Finance Agency, Lawrence General Hospital, Series A (RB) 5.25%, 07/01/34 (c)	350		321,879
Massachusetts Development Finance Agency, Linden Ponds, Inc. Facility (RB)
5.00%, 11/15/38 (c)	500		516,924
5.12%, 11/15/46 (c)	500		511,490
Massachusetts Development Finance Agency, Newbridge on the Charles, Inc. (RB)
4.00%, 10/01/32 (c)	1,000		984,524
4.12%, 10/01/42 (c)	2,500		2,249,781
5.00%, 10/01/47 (c)	1,400		1,399,939
5.00%, 10/01/57 (c)	14,550		14,068,033

See Notes to Financial Statements

37

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, South Shore Hospital Issue, Series I (RB) 4.00%, 07/01/36 (c)	$1,500		$1,407,513
Massachusetts Development Finance Agency, Springfield College Issue, Series A (RB) (AGM) 4.00%, 06/01/56 (c)	5		3,988
Massachusetts Development Finance Agency, UMass Boston Student Housing Project (RB) 5.00%, 10/01/41 (c)	1,930		1,939,928
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project (RB) 5.00%, 10/01/48 (c)	1,000		963,109
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group Issue, Series I (RB)
5.00%, 07/01/29 (c)	190		194,230
5.00%, 07/01/46 (c)	510		511,437
Massachusetts Development Finance Agency, Worcester Polytechnic Institute Issue (RB) 5.00%, 09/01/59 (c)	2,000		2,065,709
Massachusetts State Development Finance Agency, Wellforce Issue, Series A (RB) 5.00%, 07/01/33 (c)	1,250		1,268,595
			45,251,711
Michigan: 0.6%
Calhoun County Hospital Finance Authority, Oaklawn Hospital (RB) 5.00%, 02/15/41 (c)	290		275,486
City of Detroit, Michigan Unlimited Tax (GO) 5.50%, 04/01/45 (c)	250		260,246
City of Detroit, Michigan Unlimited Tax, Series A (GO)
5.00%, 04/01/46 (c)	135		135,872
5.00%, 04/01/50 (c)	1,475		1,476,527
Detroit Service Learning Academy, Public School Academy (RB) (AGM) 4.00%, 07/01/41 (c)	1,000		833,702
Flint Michigan Hospital Building Authority, Hurley Medical Center (RB) 4.00%, 07/01/41 (c)	500		419,885
	Par (000’s	)	Value
Michigan (continued)
Flint Michigan Hospital Building Authority, Series B (RB) 4.75%, 07/01/28 (c)	$395		$382,553
Ivywood Classical Academy (RB) 6.25%, 01/01/59 (c)	1,000		997,782
Michigan Finance Authority, Presbyterian Villages of Michigan (RB)
5.25%, 11/15/35 (c)	250		238,545
5.50%, 11/15/45 (c)	300		269,635
Michigan Finance Authority, Public Lighting Authority Local Project, Series B (RB)
5.00%, 07/01/39 (c)	215		215,174
5.00%, 07/01/44 (c)	3,575		3,576,685
Michigan Finance Authority, Thomas M. Cooley Law School Project (RB) 5.00%, 07/01/34 (c)	795		796,354
Michigan Finance Authority, Tobacco Settlement Bonds, Series B-2 (RB) 0.00%, 06/01/65 (c) ^	15,500		1,622,449
Michigan State Building Authority, Series F (RB) 4.00%, 10/01/24	100		99,837
Michigan Strategic Fund, Evangelical Homes Project (RB)
5.25%, 06/01/32 (c)	1,000		961,749
5.50%, 06/01/47 (c)	1,900		1,622,083
Michigan Strategic Fund, I-75 Improvement Project (RB)
5.00%, 06/30/48 (c)	1,250		1,251,435
5.00%, 12/31/32 (c)	700		724,768
5.00%, 06/30/31 (c)	600		621,501
Michigan Tobacco Settlement Finance Authority, Series B (RB) 0.00%, 06/01/52 (c) ^	260		32,273
Summit Academy North, Michigan Public School (RB) 4.00%, 11/01/41 (c)	1,000		846,819
			17,661,360
Minnesota: 0.7%
Chippewa County, Chippewa County-Montevideo Hospital Project (RB) 4.00%, 03/01/37 (c)	135		125,177
City of Anoka, Homestead at Anoka, Inc. Project (RB) 4.25%, 11/01/27 (c)	405		390,460
City of Brooklyn Park, Charter School, Athlos Leadership Academy Project, Series A (RB)
5.50%, 07/01/40 (c)	245		221,596
5.50%, 07/01/35 (c)	250		239,129

See Notes to Financial Statements

38

	Par (000’s	)	Value
Minnesota (continued)
City of Crookston, Health Care Facilities, Riverview Health Project (RB) 5.00%, 05/01/34 (c)	$3,000		$2,513,371
City of Deephaven, Charter School, Eagle Ridge Academy Project, Series A (RB)
5.25%, 07/01/40 (c)	500		500,856
5.50%, 07/01/50 (c)	2,860		2,860,721
City of Forest Lake, International Language Academy, Series A (RB) (SAW) 5.38%, 08/01/50 (c)	500		488,611
City of Maple Grove, Minnesota Health Care Facilities (RB) 3.38%, 05/01/33 (c)	115		104,962
City of St. Louis Park, Place Via Sol Project (RB) (AMBAC) 6.00%, 07/01/53 (d) (p) *	1,927		192,740
City of St. Paul, Housing and Redevelopment Authority, Series A (RB)
4.00%, 07/01/35 (c)	1,000		987,429
5.75%, 09/01/46 (c)	325		326,938
Duluth Economic Development Authority (RB) 4.00%, 07/01/41 (c)	2,255		1,788,042
Housing & Redevelopment Authority of The City of St Paul Minnesota (RB) 4.00%, 11/15/43 (c)	2,000		1,754,200
Minneapolis Minnesota Heath Care System, Fairview Health Services, Series A (RB) 5.00%, 11/15/49 (c)	2,000		1,954,276
Minnesota Higher Education Facilities Authority, Augsburg College, Series A (RB) 5.00%, 05/01/46 (c)	3,730		3,306,775
Minnesota Higher Education Facilities Authority, Augsburg College, Series B (RB) 4.25%, 05/01/40 (c)	940		785,977
Minnesota Higher Education Facilities Authority, Bethel University (RB) 5.00%, 05/01/47 (c)	2,000		1,756,775
Township of Baytown, St. Croix Preparatory Academy Project, Series A (RB) 4.00%, 08/01/36 (c)	250		227,722
Woodbury, Minnesota Charter School Lease, Woodbury Leadership Academy Project, Series A (RB) 4.00%, 07/01/56 (c)	1,150		790,731
			21,316,488
	Par (000’s	)	Value
Mississippi: 0.3%
Mississippi Development Bank, Magnolia Regional Health Center Project (RB)
4.00%, 10/01/41 (c)	$3,500		$2,836,600
5.00%, 10/01/32 (c)	1,530		1,557,044
Mississippi Hospital Equipment and Facilities Authority, Baptist Memorial Health Corp., Series A (RB) 5.00%, 09/01/41 (c)	3,000		3,014,305
			7,407,949
Missouri: 0.8%
Boone County, Boone Hospital Center (RB)
3.00%, 08/01/34 (c)	410		280,776
4.00%, 08/01/38 (c)	565		384,090
City of Liberty, Liberty Commons Project, Series A (TA) 5.75%, 06/01/35 (c)	500		468,765
City of Nevada, Regional Medical Center (RB) (ACA) 4.30%, 10/01/26 (c)	40		39,700
City of St. Louis, Industrial Development Authority, Ballpark Village Development Project, Series A (RB) 4.38%, 11/15/35 (c)	250		204,732
Health & Educational Facilities Authority of the State of Missouri (RB) 4.00%, 11/15/42 (c)	1,150		1,077,943
Health and Educational Facilities Authority, Lutheran Senior Services Projects, Series C (RB) 4.00%, 02/01/42 (c)	475		413,929
I-470 Western Gateway Transportation Development District, Series A (RB) 5.25%, 12/01/48 (c)	1,100		1,069,048
Industrial Development Authority of the City of Lee’s Summit, Missouri, Series A (RB) 5.00%, 08/15/39 (c)	1,000		1,022,465
Kansas City Industrial Development Authority, Methodist Retire Home, Series B (RB) 5.00%, 11/15/46	5,352		3,747,445
Kirkwood Industrial Development Authority, Missouri Retirement Community, Series A (RB)
5.25%, 05/15/50 (c)	2,000		1,585,303
5.25%, 05/15/37 (c)	1,500		1,356,376

See Notes to Financial Statements

39

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Missouri (continued)
Lees Summit Industrial Development Authority, John Knox Village, Series A (RB)
5.00%, 08/15/36 (c)	$1,550		$1,531,682
5.00%, 08/15/32 (c)	2,430		2,430,744
5.00%, 08/15/42 (c)	2,000		1,846,372
5.62%, 08/15/54 (c)	500		503,629
Missouri State Health and Educational Facilities Authority, Lutheran Senior Services Project, Series A (RB) 5.00%, 02/01/42 (c)	3,000		2,978,847
St. Joseph Industrial Development Authority, Missouri Healthcare, Series A (RB) 5.00%, 01/01/50 (c)	1,000		737,615
St. Louis County, Industrial Development Authority, Friendship Village St. Louis, Series A (RB) 5.00%, 09/01/38 (c)	500		500,930
St. Louis County, Industrial Development Authority, St. Andrew’s Resources, Series A (RB) 5.00%, 12/01/35 (c)	150		143,508
University City of Missouri Industrial Development Authority of University City, Missouri, Series A (RB) 4.88%, 06/15/36 (c)	1,000		1,002,871
			23,326,770
Montana: 0.2%
City of Forsyth, Rosebud County, Montana Pollution Control, Series A (RB) 3.90%, 03/01/31 (c)	2,000		1,894,271
Montana Facility Finance Authority, Bozeman Deaconess Health Services, Series A (RB) 4.00%, 06/01/45 (c)	415		379,991
Montana Facility Finance Authority, Health Care Facilities, Children’s Home & Hospital Project, Series A (RB) 4.00%, 07/01/50 (c)	1,970		1,276,820
Montana Facility Finance Authority, Kalispell Regional Medical Center, Series B (RB)
4.12%, 07/01/38 (c)	500		480,730
5.00%, 07/01/48 (c)	1,270		1,265,357
			5,297,169
Nebraska: 0.1%
Central Plains Energy Project, Gas Project Crossover No. 3, Series A (RB) 5.00%, 09/01/30	2,000		2,104,202
	Par (000’s	)	Value
Nebraska (continued)
5.00%, 09/01/34	$1,000		$1,054,958
5.00%, 09/01/36	500		520,392
Central Plains Energy Project, Series G (RB) 5.00%, 05/01/53 (c) (p)	235		245,353
			3,924,905
Nevada: 0.3%
City of Las Vegas, Special Improvement District No. 814 (SA)
4.00%, 06/01/44 (c)	230		189,185
4.00%, 06/01/49 (c)	530		415,581
City of Reno, Tax Increment Senior Lien, Series C (TA) 5.40%, 06/01/27 (c)	965		948,098
Clark County School District, Series A (GO) 5.00%, 06/15/26	2,000		2,064,309
Clark County, Special Improvement District No. 159 (SA) 5.00%, 08/01/35 (c)	160		160,856
Director of the State of Nevada Department of Business and Industry, Brightline West Passenger Rail Project, Series A-3 (RB) 8.12%, 01/01/50 (c) (p)	1,000		1,026,572
Henderson Local Improvement District No. T-18 (SA) 4.00%, 09/01/35 (c)	610		552,912
North Las Vegas, Special Improvement District No. 64 (SA) 4.62%, 06/01/49 (c)	225		205,961
North Las Vegas, Special Improvement District No. 64 (SA) (SAW) 4.62%, 06/01/43 (c)	470		443,151
State of Nevada, Department of Business and Industry, Somerset Academy, Series A (RB)
5.00%, 12/15/38 (c)	400		394,674
5.00%, 12/15/48 (c)	500		463,287
5.00%, 12/15/35 (c)	2,000		2,006,363
5.12%, 12/15/45 (c)	1,000		963,870
			9,834,819
New Hampshire: 0.4%
National Finance Authority, Ascentria Care Alliance Project (RB)
5.00%, 07/01/51 (c)	1,220		969,665
5.00%, 07/01/56 (c)	2,000		1,553,287
National Finance Authority, New Hampshire Resource Recovery, Covanta Project, Series C (RB) 4.88%, 11/01/42 (c)	3,375		3,044,943

See Notes to Financial Statements

40

	Par (000’s	)	Value
New Hampshire (continued)
National Finance Authority, New Hampshire, Presbyterian Senior Living Project, Series A (RB) 5.25%, 07/01/48 (c)	$1,000		$1,013,842
National Finance Authority, Springpoints Living Project (RB) 4.00%, 01/01/41 (c)	1,000		838,604
National Finance Authority, The Vista Project, Series A (RB) 5.62%, 07/01/46 (c)	2,600		2,368,551
New Hampshire Health and Education Facilities Authority, Hillside Village, Series A (RB)
6.12%, 07/01/37 (c) (d) *	1,212		290,788
6.12%, 07/01/52 (c) (d) *	808		193,859
6.25%, 07/01/42 (c) (d) *	404		96,929
			10,370,468
New Jersey: 2.9%
Casino Reinvestment Development Authority (RB) 5.25%, 11/01/44 (c)	8,450		8,459,707
Casino Reinvestment Development Authority, Luxury Tax (RB) 5.25%, 11/01/39 (c)	1,410		1,413,569
New Jersey Economic Development Authority, Bancroft Neurohealth Project, Series A (RB) 5.00%, 06/01/36 (c)	470		451,037
New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
5.25%, 09/15/29 (c)	1,645		1,647,436
5.50%, 06/01/33 (c)	60		60,616
5.62%, 11/15/30 (c)	285		287,529
5.62%, 11/15/30 (c)	2,035		2,053,061
5.75%, 09/15/27 (c)	725		725,438
New Jersey Economic Development Authority, Kapkowski Road Landfill Reclamation Improvement District Project (SA) 5.75%, 04/01/31	55		55,233
New Jersey Economic Development Authority, Lions Gate Project (RB)
4.88%, 01/01/29 (c)	655		644,126
5.00%, 01/01/34 (c)	500		491,327
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB)
4.00%, 07/01/34 (c)	2,000		1,976,019
4.00%, 07/01/32 (c)	1,640		1,650,372
5.00%, 07/01/33 (c)	4,640		4,748,149
	Par (000’s	)	Value
New Jersey (continued)
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB) (BAM) 5.00%, 07/01/28 (c)	$2,500		$2,598,452
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series B (RB) (XLCA) 0.00%, 07/01/26 ^	515		471,246
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB) 4.00%, 11/01/25	120		120,525
New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project (RB) 5.00%, 10/01/47 (c)	3,300		3,320,407
New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB)
5.00%, 06/15/36 (c)	305		319,112
5.00%, 06/15/35 (c)	725		758,544
New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB) 5.50%, 06/15/29 (c)	165		174,693
New Jersey Economic Development Authority, School Facilities Construction, Series EEE (RB) 5.00%, 06/15/48 (c)	2,880		2,940,600
New Jersey Economic Development Authority, School Facilities Construction, Series LLL (RB) 5.00%, 06/15/38 (c)	600		638,271
New Jersey Economic Development Authority, School Facilities Construction, Series MMM (RB) 4.00%, 06/15/35 (c)	500		506,121
New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB) 5.00%, 06/15/26 (c)	100		100,109
New Jersey Economic Development Authority, School Facilities Construction, Series QQQ (RB)
4.00%, 06/15/49 (c)	1,705		1,597,940
4.00%, 06/15/40 (c)	600		591,615
4.00%, 06/15/35 (c)	700		712,798
4.00%, 06/15/38 (c)	600		600,656

See Notes to Financial Statements

41

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Series WW (RB)
5.00%, 06/15/35 (c)	$680		$691,703
5.00%, 06/15/37 (c)	630		640,842
5.25%, 06/15/28 (c)	435		441,154
New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
4.38%, 06/15/27 (c)	420		421,575
5.00%, 06/15/26 (c)	105		106,807
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project (RB)
5.12%, 01/01/34 (c)	350		350,145
5.38%, 01/01/43 (c)	2,900		2,901,015
5.50%, 01/01/27 (c)	500		500,471
New Jersey Economic Development Authority, West Campus Housing, LLC, Series A (RB) 4.12%, 07/01/30 (c)	150		136,687
New Jersey Educational Facilities Authority, Higher Educational Capital Improvement, Series A (RB) 5.00%, 09/01/26 (c)	330		331,221
New Jersey Educational Facilities Authority, Rider University, Series F (RB) 5.00%, 07/01/47 (c)	490		377,935
New Jersey Educational Facilities Authority, The College of saint Elizabeth Issue, Series D (RB) 5.00%, 07/01/46 (c)	2,500		2,234,902
New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB) 5.00%, 10/01/28 (c)	500		523,983
New Jersey Transportation Trust Fund Authority, Series A (RB)
0.00%, 12/15/25 ^	270		253,892
0.00%, 12/15/25 ^	230		216,279
0.00%, 12/15/33 ^	5		3,480
4.25%, 06/15/44 (c)	1,405		1,373,109
5.00%, 12/15/26	5		5,187
5.00%, 12/15/28	200		214,374
5.00%, 12/15/39 (c)	385		405,604
New Jersey Transportation Trust Fund Authority, Series AA (RB)
4.75%, 06/15/35 (c)	150		151,450
5.00%, 06/15/46 (c)	340		341,646
	Par (000’s	)	Value
New Jersey (continued)
5.25%, 06/15/41 (c)	$505		$510,445
New Jersey Transportation Trust Fund Authority, Series C (RB) (AMBAC)
0.00%, 12/15/25 ^	250		235,085
0.00%, 12/15/28 ^	185		155,991
New Jersey Transportation Trust Fund Authority, Series C (RB) (NATL) 0.00%, 12/15/31 ^	365		274,842
Newark Housing Port Authority, Marine Terminal Redevelopment Project (RB) (NATL) 5.25%, 01/01/27	100		103,429
South Jersey Port Corp., Marine Terminal, Series B (RB) 5.00%, 01/01/34 (c)	360		376,869
Tobacco Settlement Financing Corp., Series A (RB)
5.00%, 06/01/46 (c)	18,290		18,702,023
5.25%, 06/01/46 (c)	2,675		2,770,097
Tobacco Settlement Financing Corp., Series B (RB) 5.00%, 06/01/46 (c)	8,530		8,614,131
			84,481,081
New Mexico: 0.1%
New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group -LA Vida Llena Expansion Project, Series A (RB) 5.00%, 07/01/49 (c)	3,480		2,811,566
New York: 11.5%
Brooklyn Arena Local Development Corp., Barclays Center (RB)
0.00%, 07/15/32 ^	395		282,013
0.00%, 07/15/33 ^	370		252,393
0.00%, 07/15/47 ^	180		56,715
Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB)
5.00%, 07/15/42 (c)	9,515		9,610,048
5.00%, 07/15/26	345		353,724
Build NYC Resource Corp. (RB) 4.00%, 08/01/42 (c)	1,310		1,158,354
Build NYC Resource Corp., Albert Einstein School of Medicine, Inc., Project (RB) 5.50%, 09/01/45 (c)	4,820		4,820,209
Build NYC Resource Corp., Brooklyn Navy Yard Cogeneration Partners, L.P. Project (RB)
5.00%, 12/31/28	5,005		4,737,402
5.25%, 12/31/33 (c)	9,700		8,780,776

See Notes to Financial Statements

42

	Par (000’s	)	Value
New York (continued)
Build NYC Resource Corp., East Harlem Scholars Academy Charter School Project (RB) 5.75%, 06/01/42 (c)	$1,000		$1,037,800
Build NYC Resource Corp., Kipp NYC Public School Facilities - Canal West Project (RB)
5.25%, 07/01/57 (c)	1,000		1,017,025
5.25%, 07/01/52 (c)	1,000		1,020,381
Build NYC Resource Corp., Richmond University Medical Center Project, Series A (RB) 5.62%, 12/01/50 (c)	1,200		1,056,737
Build NYC Resource Corp., Shefa School Project, Series A (RB) (SAW) 5.00%, 06/15/51 (c)	4,750		4,348,404
Build NYC Resource Corp., Unity Preparatory Charter School of Brooklyn Project, Series A (RB) 5.50%, 06/15/63 (c)	1,000		974,846
City of Troy Capital Resource Corp., Series A (RB) 4.00%, 09/01/40 (c)	1,250		1,189,219
County of Suffolk, Series D (GO) (BAM) 4.00%, 10/15/29 (c)	1,000		1,022,139
Dutchess County Local Development Corp., Bard College Project, Series A (RB)
5.00%, 07/01/40 (c)	1,500		1,530,242
5.00%, 07/01/51 (c)	3,370		3,329,071
5.00%, 07/01/45 (c)	1,000		1,006,397
Erie Tobacco Asset Securitization Corp., Series A (RB)
5.00%, 06/01/38 (c)	5		4,804
5.00%, 06/01/45 (c)	2,000		1,876,020
Metropolitan Transportation Authority (RB) 4.25%, 11/15/42 (c)	990		955,721
Metropolitan Transportation Authority, Series D (RB) 4.00%, 11/15/42 (c)	1,000		930,448
Monroe County Industrial Development Corp., Rochester regional Health Project, Series A (RB) 3.00%, 12/01/40 (c)	5		3,599
Monroe County Industrial Development Corp., Rochester Regional Health Project, Series A (RB)
4.00%, 12/01/35 (c)	2,100		2,066,110
5.00%, 12/01/31 (c)	500		519,915
	Par (000’s	)	Value
New York (continued)
Nassau County Tobacco Settlement Corp., Series A-3 (RB) 5.12%, 06/01/46 (c)	$2,905		$2,651,692
New York City Housing Development Corp., Multi- Family Housing, Series F (RB) 4.50%, 02/15/48 (c)	2,500		2,489,872
New York City Industrial Development Agency, Airport Facilities, Series A (RB) 5.00%, 07/01/28 (c)	1,725		1,724,427
New York Counties Tobacco Trust IV, Series A (RB)
3.75%, 06/01/45 (c)	500		392,107
5.00%, 06/01/42 (c)	7,335		6,826,020
5.00%, 06/01/45 (c)	785		710,897
New York Counties Tobacco Trust IV, Series E (RB) 0.00%, 06/01/55 (c) ^	5		423
New York Counties Tobacco Trust VI, Series A-2B (RB)
5.00%, 06/01/51 (c)	5,000		4,536,357
5.00%, 06/01/45 (c)	1,270		1,185,270
New York Liberty Development Corp., 3 World Trade Center Project (RB) 5.38%, 11/15/40 (c)	10,000		10,020,946
New York Liberty Development Corp., 4 World Trade Center Project, Series A (RB) 2.50%, 11/15/36 (c)	2,000		1,643,749
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Series 3 (RB) 2.80%, 09/15/69 (c)	7,000		6,217,643
New York Liberty Development Corp., Goldman Sachs Headquarters LLC (RB) 5.25%, 10/01/35	5,000		5,760,729
New York State Dormitory Authority (RB) (AGM) 5.00%, 07/01/43 (c)	2,375		2,459,709
New York State Dormitory Authority, CUNY Student Housing Project (RB) (AMBAC) 5.50%, 07/01/35	480		515,712
New York State Dormitory Authority, Fit Student Housing Corp. (RB) (NATL) 5.25%, 07/01/31	150		153,586
New York State Dormitory Authority, Fordham University, Series A (RB) 5.00%, 07/01/41 (c)	1,550		1,584,085

See Notes to Financial Statements

43

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
New York State Dormitory Authority, Montefiore Obligated Group, Series A (RB) 5.00%, 08/01/27	$1,000		$1,008,790
New York State Dormitory Authority, New School, Series A (RB) 5.00%, 07/01/46 (c)	2,500		2,525,536
New York State Dormitory Authority, Series A (RB) 5.00%, 07/01/31 (c)	1,370		1,413,988
New York State Dormitory Authority, Yeshiva University, Series A (RB) 5.00%, 07/15/50 (c)	1,000		982,525
New York Transportation Development Corp. (RB) 5.38%, 06/30/60 (c)	10,000		10,447,512
New York Transportation Development Corp. (RB) (AGM) 5.00%, 12/01/32	6,080		6,607,210
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project (RB)
5.00%, 08/01/31 (c)	9,640		9,640,678
5.00%, 08/01/26 (c)	5,010		5,011,512
5.25%, 08/01/31 (c)	8,005		8,403,793
5.38%, 08/01/36 (c)	2,000		2,105,769
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project (RB)
4.00%, 01/01/36 (c)	2,750		2,727,100
4.00%, 10/01/30	8,665		8,645,966
4.38%, 10/01/45 (c)	20,000		19,337,510
5.00%, 01/01/33 (c)	5,230		5,384,793
5.00%, 01/01/31 (c)	610		630,406
5.00%, 01/01/32 (c)	1,300		1,341,044
5.00%, 01/01/30 (c)	4,600		4,755,841
5.00%, 10/01/35 (c)	16,150		17,070,124
5.00%, 10/01/40 (c)	13,300		13,741,242
5.62%, 04/01/40 (c)	7,895		8,585,033
6.00%, 04/01/35 (c)	6,000		6,803,401
New York Transportation Development Corp., John F. Kennedy International Airport New Terminal One Project (RB) 6.00%, 06/30/54 (c)	3,475		3,810,346
New York Transportation Development Corp., John F. Kennedy International Airport Project (RB) 3.00%, 08/01/31	5,765		5,407,798
	Par (000’s	)	Value
New York (continued)
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Series A (RB)
4.00%, 07/01/31 (c)	$1,000		$978,866
5.00%, 07/01/30 (c)	420		420,201
5.00%, 07/01/34 (c)	4,230		4,231,527
5.00%, 07/01/46 (c)	10,130		9,880,157
5.00%, 07/01/41 (c)	11,445		11,265,066
5.25%, 01/01/50 (c)	12,720		12,592,771
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project (RB)
5.00%, 12/01/42 (c)	1,000		1,037,253
5.00%, 12/01/41 (c)	1,000		1,041,130
5.00%, 12/01/39 (c)	1,000		1,052,077
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project (RB) (AGM) 5.00%, 12/01/30	5,000		5,353,366
Niagara Area Development Corp., New York Solid Waste Disposal Facility, Series A (RB) 4.75%, 11/01/42 (c)	2,250		2,009,961
Otsego County Capital Resource Corp., Hartwick College Project, Series A (RB) 5.00%, 10/01/45 (c)	355		261,099
Suffolk Tobacco Asset Securitization Corp., Series B-2 (RB) 0.00%, 06/01/66 (c) ^	10,515		1,012,301
Troy Capital Resource Corp., Rensselaer Polytechnic Institute Project, Series A (RB) 5.00%, 09/01/36 (c)	1,000		1,074,481
TSASC, Inc., Tobacco Settlement Bonds, Series B (RB)
5.00%, 06/01/48 (c)	2,000		1,779,433
5.00%, 06/01/45 (c)	18,780		16,985,993
Ulster County Capital Resource Corp., Woodland Pond of New Paltz Project (RB)
5.00%, 09/15/37 (c)	400		328,207
5.25%, 09/15/53 (c)	180		130,063
Westchester County Local Development Corp., Medical Center (RB) 5.00%, 11/01/46 (c)	3,000		2,841,797
Westchester County Local Development Corp., Pace University, Series A (RB) 5.50%, 05/01/42 (c)	5,000		5,000,099

See Notes to Financial Statements

44

	Par (000’s	)	Value
New York (continued)
Westchester Tobacco Asset Securitization Corp., Series B (RB) 5.00%, 06/01/41 (c)	$200		$203,744
Westchester Tobacco Asset Securitization Corp., Series C (RB) 5.00%, 06/01/45 (c)	4,575		4,470,829
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB) 5.00%, 10/15/54 (c)	275		261,001
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB) (AGM) 5.00%, 10/15/39 (c)	315		317,082
			333,730,157
North Carolina: 0.8%
North Carolina Department of Transportation, I-77 Hot Lanes Project (RB) 5.00%, 12/31/37 (c)	1,000		1,004,827
North Carolina Medical Care Commission Health Care Facilities First Mortgage, Pennybyrn at Maryfield (RB)
5.00%, 10/01/30 (c)	1,000		992,387
5.00%, 10/01/35 (c)	1,770		1,720,449
North Carolina Medical Care Commission Health Care Facilities, Series A (RB) 4.00%, 07/01/49 (c)	205		190,318
North Carolina Medical Care Commission, Pennybyrn at Maryfield (RB) 5.00%, 10/01/25	60		60,003
North Carolina Medical Care Commission, Retirement Facilities (RB)
4.70%, 07/01/37 (c)	550		462,833
5.00%, 10/01/31 (c)	3,530		3,542,573
5.00%, 10/01/37 (c)	1,140		1,118,125
North Carolina Medical Care Commission, Retirement Facilities, Series A (RB) 5.00%, 10/01/30 (c)	165		161,454
North Carolina Medical Care Commission, Retirement Facilities, Series A (RB) (AGM) 5.00%, 07/01/49 (c)	385		332,617
North Carolina Medical Care Commission, Salemtowne Project (RB) 5.25%, 10/01/37 (c)	465		436,820
	Par (000’s	)	Value
North Carolina (continued)
North Carolina Turnpike Authority (RB) (AGM) 4.00%, 01/01/55 (c)	$3,625		$3,269,767
North Carolina Turnpike Authority Triangle Expressway System Senior Lien (RB) 5.00%, 01/01/40 (c)	5,000		5,135,730
North Carolina Turnpike Authority, Triangle Expressway System (RB)
5.00%, 01/01/30 (c)	1,000		1,031,284
5.00%, 01/01/49 (c)	1,430		1,453,728
North Carolina Turnpike Authority, Triangle Expressway System (RB) (AGM)
5.00%, 01/01/32 (c)	100		107,251
5.00%, 01/01/58 (c)	2,500		2,640,604
			23,660,770
North Dakota: 0.2%
City of Grand Forks ND (RB) (AGM) 5.00%, 12/01/53 (c)	2,000		2,039,216
City of Grand Forks, Altru Health System (RB) 5.00%, 12/01/32 (c)	2,000		2,071,933
City of Grand Forks, Altru Health System (RB) (AGM) 4.00%, 12/01/41 (c)	1,000		884,085
City of Williston, Eagle Crest Apartments LLC Project (RB)
6.25%, 09/01/23 (d) *	607		303,337
7.75%, 09/01/38 (c) (d) *	1,268		633,802
County of Grand Forks, Red River Biorefinery, LLC Project, Series A (RB) 7.00%, 12/15/43 (c) (d) *	5,500		165,000
Ward County, North Dakota Health Care Facilities, Series C (RB) 5.00%, 06/01/43 (c)	1,000		901,728
			6,999,101
Ohio: 3.6%
Akron Bath Copley Joint Township Hospital District, Summa Health System (RB)
5.25%, 11/15/46 (c)	5,000		5,047,322
5.25%, 11/15/41 (c)	500		507,587
Brunswick City School District, Classroom Facilities and School Improvement (GO) (BAM) 5.25%, 12/01/53 (c)	2,000		2,118,085
Buckeye Tobacco Settlement Financing Authority, Series B-2 (RB) 5.00%, 06/01/55 (c)	31,075		28,173,266

See Notes to Financial Statements

45

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Series B-3 (RB) 0.00%, 06/01/57 (c) ^	$120,500		$11,946,816
Centerville Ohio Health Care, Graceworks Lutheran Services (RB) 5.25%, 11/01/47 (c)	1,000		901,514
Cleveland Cuyahoga County, Port Authority Cultural Facility, Playhouse Square Foundation Project (RB) 5.00%, 12/01/28	700		711,896
Columbus-Franklin County Finance Authority, Ohio Dominican University Project (RB) (SBG) 6.50%, 03/01/48 (c)	3,800		2,679,564
County of Allen OH Hospital Facilities Revenue (RB) 4.00%, 11/01/44 (c)	2,160		2,059,547
County of Butler (RB) 5.00%, 11/15/32 (c)	1,035		1,045,150
County of Cuyahoga, Ohio Convention Hotel Project (CP) 5.00%, 12/01/25 (c)	1,805		1,806,073
County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
4.75%, 02/15/47 (c)	340		326,090
5.25%, 02/15/47 (c)	10,000		10,023,847
5.50%, 02/15/52 (c)	1,225		1,240,248
5.50%, 02/15/57 (c)	3,000		3,034,238
County of Lukas, Ohio Hospital, Promedica Healthcare, Series A (RB) (AGM) 5.25%, 11/15/48 (c)	2,000		1,988,903
County of Montgomery, Premier Health Partners Obligated Group, Series A (RB)
4.00%, 11/15/45 (c)	2,250		1,913,695
4.00%, 11/15/42 (c)	3,940		3,457,889
Muskingum County, Ohio Hospital Facilities, Genesis HealthCare System Project (RB)
5.00%, 02/15/44 (c)	1,750		1,612,936
5.00%, 02/15/33 (c)	490		483,887
Ohio Air Quality Development Authority, AMG Vanadium Project (RB) 5.00%, 07/01/49 (c)	11,000		10,128,103
Ohio Air Quality Development Authority, Dayton Co. Project, Series B (RB) 4.25%, 11/01/40 (p)	1,000		987,946
	Par (000’s	)	Value
Ohio (continued)
Ohio Air Quality Development Authority, Duke Energy Corp. Project, Series B (RB) 4.25%, 11/01/39 (p)	$1,000		$1,002,160
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series A (RB) 3.25%, 09/01/29	2,750		2,601,427
Ohio Airport Special Revenue, Continental Airlines, Inc. Project (RB) 5.38%, 09/15/27 (c)	5,000		5,000,970
Ohio University, A State University of Ohio, Series A (RB) 5.00%, 12/01/45 (c)	1,250		1,276,601
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health System Obligated Group Project (RB)
5.00%, 12/01/43 (c)	1,240		1,074,815
5.00%, 12/01/35 (c)	245		230,063
5.50%, 12/01/43 (c)	70		64,618
Washington County, Ohio Hospital Facilities, Memorial Health System (RB) 6.75%, 12/01/52 (c)	2,235		2,406,118
			105,851,374
Oklahoma: 1.3%
Atoka Industrial Development Authority Solid Waste Disposal Facilities, Gladieux Metals Recycling Oklahoma, LLC Project (RB) 8.00%, 08/01/39 (c)	1,000		1,006,159
Norman Regional Hospital Authority (RB)
3.25%, 09/01/38 (c)	340		250,497
4.00%, 09/01/37 (c)	2,365		2,062,243
4.00%, 09/01/45 (c)	1,000		802,471
Oklahoma Development Finance Authority, Oklahoma City University Project (RB) 5.00%, 08/01/44 (c)	4,305		4,082,762
Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB)
5.00%, 08/15/33 (c)	700		720,586
5.25%, 08/15/43 (c)	2,900		2,959,695
5.25%, 08/15/48 (c)	8,000		8,087,823
Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB) (AGM)
5.50%, 08/15/52 (c)	1,300		1,322,060
5.50%, 08/15/57 (c)	6,290		6,401,599

See Notes to Financial Statements

46

	Par (000’s	)	Value
Oklahoma (continued)
Rogers County Industrial Development Authority (RB) 3.62%, 04/01/40 (c)	$375		$338,249
Tulsa Airports Improvement Trust (RB) 5.50%, 06/01/35 (c)	5,000		5,000,969
Tulsa Municipal Airport Trust, American Airlines, Inc. (RB) 5.00%, 06/01/35 (c) (p)	4,455		4,483,680
			37,518,793
Oregon: 0.1%
Multnomah County, Oregon Hospital Facilities Authority, PArkview Project, Series A (RB) (AGM) 4.00%, 12/01/36 (c)	1,000		865,870
Oregon State Facilities Authority (RB) 5.00%, 10/01/35 (c)	2,260		2,301,985
Oregon State Facilities Authority, Samaritan Health Services Project (RB) 5.00%, 10/01/46 (c)	1,000		989,586
			4,157,441
Pennsylvania: 4.4%
Allegheny County Airport Authority, Pittsburgh International Airport, Series A (RB) (AGM) 5.50%, 01/01/48 (c)	1,410		1,523,755
Allentown Neighborhood Improvement Zone Development Authority (RB)
5.00%, 05/01/42 (c)	2,000		1,973,821
5.00%, 05/01/32 (c)	250		254,517
5.00%, 05/01/33 (c)	250		254,076
5.00%, 05/01/28	670		672,442
5.00%, 05/01/42 (c)	2,245		2,220,820
5.00%, 05/01/28	1,000		1,018,527
5.38%, 05/01/42 (c)	4,000		3,893,413
Berks County Industrial Development Authority, Tower Health Project (RB)
5.00%, 11/01/24	500		416,791
5.00%, 11/01/26	120		79,150
5.00%, 11/01/28 (c)	470		265,973
5.00%, 11/01/34 (c)	110		57,238
5.00%, 11/01/30 (c)	1,000		535,427
Berks County Municipal Authority, Reading Hospital and Medical Center Project, Series A (RB) 5.00%, 11/01/44 (c)	1,000		516,391
Berks County Municipal Authority, Tower Health Project (RB) 4.00%, 11/01/47 (c)	3,425		1,767,808
	Par (000’s	)	Value
Pennsylvania (continued)
Berks County Municipal Authority, Tower Health Project, Series A (RB)
5.00%, 02/01/27	$1,000		$639,572
5.00%, 02/01/30	860		465,784
Berks County Municipal Authority, Tower Health Project, Series B-2 (RB) 5.00%, 02/01/40 (c) (p)	6,000		3,837,430
Butler County Hospital Authority, Butler Health System Project, Series A (RB) 5.00%, 07/01/39 (c)	1,465		1,391,897
Central Texas Regional Mobility Authority, Subordinated Lien, Series G (RB) 6.00%, 10/01/48 (c)	1,000		979,867
Chester County Health and Education Facilities Authority, Immaculata University Project (RB) 5.00%, 11/01/46 (c)	430		345,242
Chester County Industrial Development Authority (RB) 5.25%, 10/15/47 (c)	1,250		1,151,925
Chester County Industrial Development Authority, Woodland at Greystone Project (SA)
5.00%, 03/01/38 (c)	1,200		1,159,207
5.12%, 03/01/48 (c)	1,897		1,743,027
County of Cumberland, Diakon Lutheran Social Ministries (RB) 4.00%, 01/01/33 (c)	185		179,189
Crawford County Hospital Authority, Meadville Medical Center Project, Series A (RB)
6.00%, 06/01/46 (c)	440		443,147
6.00%, 06/01/51 (c)	345		345,763
Cumberland County Municipal Authority (RB) 5.00%, 01/01/45 (c)	3,000		2,650,372
Delaware County Industrial Development Authority, Chester Community Charter School Project, Series A (RB) 5.12%, 06/01/46 (c)	395		372,805
Delaware Valley, Pennsylvania Regional Finance Authority, Series A (RB) (AMBAC) 5.50%, 08/01/28	2,880		3,107,509
Erie Pennsylvania Higher Education Building Authority, Mercyhurst University Project (RB) 5.00%, 09/15/37 (c)	1,000		940,404

See Notes to Financial Statements

47

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Pennsylvania (continued)
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project (RB)
5.00%, 12/01/49 (c)	$500		$407,054
5.00%, 12/01/54 (c)	215		168,858
Lancaster County Hospital Authority, Brethren Village Project (RB) 5.12%, 07/01/37 (c)	1,000		944,526
Lancaster County Hospital Authority, St. Anne’s Retirement Community, Inc. Project (RB)
5.00%, 03/01/40 (c)	425		366,288
5.00%, 03/01/45 (c)	310		254,555
5.00%, 03/01/50 (c)	425		338,093
McCandless Industrial Development Authority, LA Roche University Project, Series A (RB) 6.75%, 12/01/46 (c)	1,000		947,944
Montgomery County Higher Education and Health Authority, Holy Redeemer Health System, Series A (RB) 5.00%, 10/01/40 (c)	5,150		4,707,504
Montgomery County Higher Education and Health Authority, Presbytery Homes, Inc. Project (RB) 5.00%, 12/01/47 (c)	2,000		1,871,176
Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series B (RB) 5.00%, 05/01/47 (c)	4,800		4,961,674
Montgomery County Industrial Development Authority, Series A (RB) 4.10%, 04/01/53 (p)	2,500		2,549,839
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care Retirement Community Project (RB)
5.00%, 01/01/30 (c)	150		146,737
5.25%, 01/01/40 (c)	870		795,173
Moon Industrial Development Authority, Baptist Homes Society (RB)
5.62%, 07/01/30 (c)	300		268,779
6.00%, 07/01/45 (c)	590		441,106
Northampton County Industrial Development Authority, Morningstar Senior Living, Inc. Project (RB) 5.00%, 11/01/39 (c)	1,000		915,107
	Par (000’s	)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Solid Wast Disposal, Covanta Project, Series A (RB) 3.25%, 08/01/39 (c)	$2,750		$2,083,567
Pennsylvania Economic Development Financing Authority, Tapestry Moon Senior Housing Project, Series A (RB)
6.50%, 12/01/38 (c) (d) *	3,040		1,159,000
6.75%, 12/01/53 (c) (d) *	6,470		2,466,688
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Package One Project (RB)
5.25%, 06/30/53 (c)	3,000		3,115,153
5.50%, 06/30/43 (c)	2,500		2,715,519
5.50%, 06/30/40 (c)	3,000		3,298,594
5.75%, 06/30/48 (c)	6,000		6,528,163
6.00%, 06/30/61 (c)	6,000		6,592,586
Pennsylvania Economic Development Financing Authority, The Pennsylvania Rapid Bridge Replacement Project (RB)
5.00%, 12/31/25	1,105		1,113,756
5.00%, 12/31/28 (c)	575		581,725
5.00%, 12/31/26 (c)	1,485		1,497,588
5.00%, 06/30/42 (c)	6,945		6,845,179
5.00%, 12/31/30 (c)	410		415,196
Pennsylvania Higher Educational Facilities Authority (RB) 5.00%, 11/01/42 (c)	1,100		1,073,814
Pennsylvania Higher Educational Facilities Authority, La Salle University (RB)
5.00%, 05/01/37 (c)	1,915		1,629,399
5.00%, 05/01/42 (c)	1,000		804,100
Pennsylvania Turnpike Commission, Series B (RB) (BAM) 4.00%, 12/01/39 (c)	2,840		2,843,317
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Series A (RB) 7.25%, 06/15/43 (c)	1,000		1,003,499
Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc. Project, Series A (RB) 6.38%, 06/01/40 (c)	440		439,993

See Notes to Financial Statements

48

	Par (000’s	)	Value
Pennsylvania (continued)
6.50%, 06/01/45 (c)	$440		$439,944
6.62%, 06/01/50 (c)	415		415,204
Philadelphia Authority for Industrial Development, Independence Charter School West Project (RB) 5.00%, 06/15/39 (c)	355		337,965
Philadelphia Authority for Industrial Development, KIPP Philadelphia Charter School Project, Series B (RB) (AGM) 5.00%, 04/01/46 (c)	1,000		912,980
Philadelphia Authority for Industrial Development, LA Salle University (RB) 4.00%, 05/01/42 (c)	2,000		1,404,139
Philadelphia Authority for Industrial Development, Performing Arts, String Theory Charter School Project (RB)
5.00%, 06/15/50 (c)	1,000		946,959
5.00%, 06/15/40 (c)	500		495,605
Philadelphia Authority for Industrial Development, Temple University (RB) 5.00%, 04/01/29 (c)	3,000		3,030,545
Philadelphia Authority for Industrial Development, Temple University, First Series (RB) 5.00%, 04/01/40 (c)	5,695		5,719,908
Philadelphia Authority for Industrial Development, Wesley Enhanced Living Obligation Group, Series A (RB) 5.00%, 07/01/32 (c)	735		692,114
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System (RB) 5.00%, 07/01/33 (c)	1,000		1,015,413
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Series A (RB)
5.00%, 07/01/31 (c)	1,240		1,259,638
5.00%, 07/01/32 (c)	220		223,444
Philadelphia, Pennsylvania Hospital & Higher Education Facilities Authority, Temple University Health System Obligation Group (RB) (AGM) 5.00%, 07/01/37 (c)	2,470		2,637,270
Reading Pennsylvania School District (GO) (AGM) 5.00%, 03/01/37 (c)	1,535		1,581,738
	Par (000’s	)	Value
Pennsylvania (continued)
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority (RB) 5.00%, 06/01/36 (c)	$1,500		$1,425,474
The School District of Philadelphia, Se (GO) (SAW) 5.00%, 09/01/26	3,000		3,089,067
			127,121,945
Puerto Rico: 9.0%
Children’s Trust Fund, Tobacco Settlement< Series A (RB) 0.00%, 05/15/57 (c) ^	200,000		16,003,840
Cofina Class 2 Trust (RB) (AMBAC) 0.00%, 08/01/47 ^	80		23,464
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB)
4.00%, 07/01/42 (c)	7,365		6,876,130
5.00%, 07/01/47 (c)	15,000		15,197,312
5.00%, 07/01/30	7,500		7,939,336
5.00%, 07/01/37 (c)	6,290		6,607,962
6.12%, 07/01/24	55		55,193
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series B (RB)
5.00%, 07/01/29	3,000		3,151,411
5.00%, 07/01/37 (c)	3,365		3,517,252
Puerto Rico Commonwealth, Series A-1 (GO) 4.00%, 07/01/41 (c)	8,260		7,685,080
Puerto Rico Commonwealth, Series A-1 (GO) (BAM-TCRS)
4.00%, 07/01/35 (c)	8,573		8,316,841
4.00%, 07/01/37 (c)	9,500		9,104,531
4.00%, 07/01/33 (c)	13,570		13,374,844
5.75%, 07/01/31	10,055		11,227,099
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, University Plaza Project, Series A (RB) (NATL) 5.00%, 07/01/33 (c)	20		19,590
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue (RB)
4.75%, 07/01/53 (c)	3,000		2,935,368
5.00%, 07/01/58 (c)	3,000		3,000,354
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB)
0.00%, 07/01/24 ^	2		1,987
4.50%, 07/01/34 (c)	2,800		2,810,881
5.00%, 07/01/58 (c)	36,645		36,649,321
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) (AGC) 4.55%, 07/01/40 (c)	10,414		10,429,071

See Notes to Financial Statements

49

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) (AMBAC) 4.75%, 07/01/53 (c)	$25,720		$25,165,888
Puerto Rico Sales Tax Financing Corp., Series A-2 (RB)
4.33%, 07/01/40 (c)	12,590		12,329,779
4.33%, 07/01/40 (c)	26,145		25,604,612
4.55%, 07/01/40 (c)	6,432		6,441,308
4.78%, 07/01/58 (c)	5,000		4,903,958
Puerto Rico Sales Tax Rev Restructed BDS Cofina A-1 (RB) 0.00%, 07/01/51 (c) ^	100,246		22,985,796
			262,358,208
Rhode Island: 0.3%
Rhode Island Health and Educational Building Corp., Care New England Issue, Series B (RB)
5.00%, 09/01/26	100		99,026
5.00%, 09/01/36 (c)	3,750		3,515,312
Rhode Island Health and Educational Building Corp., Care New England, Series B (RB) 5.00%, 09/01/31 (c)	500		484,266
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group Issue (RB)
5.00%, 05/15/33 (c)	1,000		1,011,751
5.00%, 05/15/39 (c)	2,215		2,221,397
			7,331,752
South Carolina: 0.4%
Berkeley County, South Carolina Nexton Improvement District (SA) 4.38%, 11/01/49 (c)	800		652,235
Piedmont Municipal Power Agency, South Carolina Electric, Series C (RB) 5.00%, 01/01/34 (c)	1,000		1,025,418
Scago Educational Facilities, School District of Pickens County Project (RB) 5.00%, 12/01/29 (c)	1,425		1,442,190
South Carolina Jobs-Economic Development Authority, Hampton Medical Center Project (RB)
5.00%, 11/01/37 (c)	650		644,708
5.00%, 11/01/33 (c)	500		505,559
South Carolina Jobs-Economic Development Authority, High Point Academy Project, Series A (RB)
5.75%, 06/15/49 (c)	500		505,037
5.75%, 06/15/39 (c)	500		507,965
	Par (000’s	)	Value
South Carolina (continued)
South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Hopes (RB) 5.00%, 04/01/47 (c)	$3,000		$2,556,005
South Carolina Jobs-Economic Development Authority, The Lutheran Homes of South Carolina, Inc. (RB) 5.00%, 05/01/43 (c)	320		264,114
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman (RB)
4.00%, 11/15/27 (c)	210		205,593
5.25%, 11/15/52 (c)	2,000		1,839,580
5.25%, 11/15/37 (c)	2,000		2,008,909
			12,157,313
South Dakota: 0.2%
City of Sioux Falls, Dow Rummel Village Project (RB)
5.00%, 11/01/42 (c)	750		661,532
5.00%, 11/01/46 (c)	500		423,976
County of Lincoln, South Dakota Economic Development, Augustana College Association Project, Series A (RB)
4.00%, 08/01/51 (c)	1,550		1,241,670
4.00%, 08/01/56 (c)	1,000		779,298
Lincoln County, South Dakota Economic Development Bonds, The Augustana College Association Project, Series A (RB) 4.00%, 08/01/61 (c)	1,300		990,290
South Dakota Health & Educational Facilities Authority (RB) 5.00%, 07/01/46 (c)	2,000		1,987,732
			6,084,498
Tennessee: 0.8%
Bristol Industrial Development Board, Pinnacle Project, Series A (RB) 5.00%, 12/01/35 (c)	2,000		1,834,661
Chattanooga Health, Educational and Housing Facility Board, Series A-2 (RB) 5.00%, 08/01/44 (c)	310		318,701
Chattanooga-Hamilton County Hospital, Erlanger Health System, Series A (RB) 5.00%, 10/01/44 (c)	6,180		6,023,498
Knox County Health Educational and Housing Facility Board (RB)
4.00%, 09/01/40 (c)	295		261,242
4.00%, 09/01/47 (c)	290		230,341
5.00%, 04/01/36 (c)	1,055		1,068,695

See Notes to Financial Statements

50

	Par (000’s	)	Value
Tennessee (continued)
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Lipscomb University Project, Series A (RB) 5.25%, 10/01/58 (c)	$2,000		$2,014,654
Tennessee Corp. Gas Supply, Series A (RB) 5.50%, 10/01/53 (c) (p)	5,000		5,257,912
Tennessee Energy Acquisition Corp., Series B (RB) 5.62%, 09/01/26	5,000		5,052,541
The Health, Educational and Housing Facility Board of the City of Chattanooga, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/37 (c)	200		196,689
			22,258,934
Texas: 5.6%
Angelina and Neches River Authority, Industrial Development Corp., Solid Waste Disposal and Wastewater Treatment Facilities, Series A (RB) 7.50%, 12/01/45 (c)	1,500		995,305
Arlington Higher Education Finance Corp. (RB)
4.50%, 06/15/56 (c) (p)	1,000		998,694
5.75%, 06/01/43 (c)	1,000		1,019,140
6.00%, 06/01/53 (c)	1,000		1,012,579
6.25%, 06/01/63 (c)	1,000		1,021,117
Arlington Higher Education Finance Corp., Legacy Traditional School - Texas Project, Series A (RB)
4.38%, 02/15/51 (c)	1,000		711,061
6.75%, 02/15/62 (c)	5		4,938
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB) 5.00%, 01/01/33 (c)	500		505,101
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB) (SAW) 5.00%, 01/01/27	280		281,155
Austin Convention Enterprises, Inc., Convention Center Hotel, Second Tier, Series B (RB)
5.00%, 01/01/26	715		708,258
5.00%, 01/01/34 (c)	500		492,343
Board of Managers, Joint Guadalupe County, City of Seguin Hospital (RB)
5.00%, 12/01/40 (c)	610		559,703
5.00%, 12/01/45 (c)	215		189,935
	Par (000’s	)	Value
Texas (continued)
Brazoria County Industrial Development Corp., Texas Solid Waste Disposal Facilities, Gladieux Recycling, LLC Project (RB) (SAW) 8.50%, 03/01/39 (c)	$5,010		$4,523,087
Brazoria County Industrial Development Corp., Texas Solid Waste Disposal Facilities, Gladieux Recycling, LLC Project (RB) (SBG) 7.00%, 03/01/39 (c)	1,785		1,653,146
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Series A (RB) 3.62%, 07/01/26 (c)	2,700		2,533,072
Central Texas Regional Mobility Authority, Series C (RB) 5.00%, 01/01/27 (c)	7,000		7,140,593
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series A (RB) 4.00%, 07/01/41 (c)	7,500		7,045,978
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series B-1 (RB) 4.00%, 07/15/41 (c)	18,855		17,711,784
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series C (RB)
5.00%, 07/15/27	5,590		5,670,466
5.00%, 07/15/28	2,500		2,551,052
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Technical Operations Center Project (RB) 5.00%, 07/15/28	1,000		1,020,421
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Terminal Improvement Projects, Series B-1 (RB) 5.00%, 07/15/30 (c)	4,335		4,346,716
City of New Braunfels, Utility System (RB) 4.00%, 07/01/50 (c)	445		407,153
Clifton Higher Education Finance Corp., Series A (RB)
5.12%, 08/15/30 (c)	730		742,606
5.50%, 08/15/35 (c)	610		622,789
6.00%, 06/15/48 (c)	1,000		1,001,639
Clifton Higher Education Finance Corp., Series D (RB) 5.25%, 08/15/27 (c)	1,000		1,014,734

See Notes to Financial Statements

51

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Texas (continued)
5.75%, 08/15/33 (c)	$500		$511,013
6.00%, 08/15/38 (c)	500		511,348
Conroe Local Government Corp., Conroe Convention Center Hotel, Series A (RB) 4.00%, 10/01/50 (c)	2,035		1,283,425
Dallas County Flood Control District No. 1 (GO) 5.00%, 04/01/32 (c)	850		849,935
Dallas Texas Housing Finance Corp. Residential Development, The Briscoe Apartments, Series A (RB) 6.00%, 12/01/62 (c)	1,000		970,739
El Paso County Hospital District (GO) 5.00%, 08/15/43 (c)	4,680		4,477,516
Harris County, Houston Sports Authority, Junior Lien, Series H (RB) (NATL)
0.00%, 11/15/25 ^	495		463,475
0.00%, 11/15/27 ^	590		509,252
0.00%, 11/15/29 ^	1,405		1,119,333
0.00%, 11/15/30 ^	115		87,773
0.00%, 11/15/41 (c) ^	1,140		416,751
0.00%, 11/15/35 (c) ^	120		67,169
0.00%, 11/15/40 (c) ^	170		66,421
0.00%, 11/15/32 (c) ^	705		481,701
0.00%, 11/15/37 (c) ^	350		169,638
0.00%, 11/15/39 (c) ^	145		60,769
Harris County, Houston Sports Authority, Third Lien, Series A-3 (RB) (NATL)
0.00%, 11/15/31 (c) ^	100		64,920
0.00%, 11/15/35 (c) ^	3,455		1,766,879
Matagorda County Navigation District No. 1, Series A (RB) (AMBAC) 4.40%, 05/01/30	1,035		1,043,204
Matagorda County, Navigation District 1 (RB) 4.00%, 06/01/30 (c)	5,000		4,933,884
Mesquite Health Facility Development Corp., Christian Care Centers, Inc. Project (RB) (NATL)
5.12%, 02/15/30 (c) (d) *	237		2,369
5.12%, 02/15/42 (c) (d) *	907		9,069
Mission Economic Development Corp., Senior Lien, Natgasoline Project (RB) 4.62%, 10/01/31 (c)	11,500		11,382,307
Montgomery County Toll Road Authority (RB)
5.00%, 09/15/48 (c)	5,915		5,941,799
5.00%, 09/15/43 (c)	3,310		3,328,855
	Par (000’s	)	Value
Texas (continued)
New Hampshire Health and Education Facilities Authority, (RB) 4.00%, 08/15/41 (c)	$2,315		$1,935,195
New Hope Cultural Education Facilities Finance Corp., 4-K Housing, Inc. Stoney Brook Project, Series B (RB) 5.00%, 07/01/52 (c) (d) *	235		94,000
New Hope Cultural Education Facilities Finance Corp., Cardinal Bay, Inc., Series C (RB) 5.50%, 07/01/46 (c) (d) *	1,595		558,250
New Hope Cultural Education Facilities Finance Corp., Carillon Lifecare Community Project (RB) 5.00%, 07/01/36 (c)	230		203,227
New Hope Cultural Education Facilities Finance Corp., Legacy Preparatory Charter Academy, Series A (RB) 5.25%, 08/15/27 (c)	150		150,796
New Hope Cultural Education Facilities Finance Corp., MRC Senior Living - The Langford Project, Series A (RB) 5.50%, 11/15/46 (c)	750		621,882
New Hope Cultural Education Facilities Finance Corp., NCCD-College Station Properties LLC, Series A (RB)
5.00%, 07/01/47 (c)	440		408,100
5.00%, 07/01/35 (c)	100		92,750
New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project (RB) 5.25%, 10/01/49 (c)	1,000		854,275
New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project, Series A (RB) 5.25%, 10/01/55 (c)	1,500		1,244,943
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc. Project (RB)
5.00%, 01/01/50 (c)	250		185,557
5.00%, 01/01/55 (c)	250		180,418
5.50%, 01/01/35 (c)	1,000		936,246
North East Texas Regional Mobility Authority, Series B (RB) 5.00%, 01/01/41 (c)	400		400,552
Port Beaumont Navigation District, Allegiant Industrial Island Park Project (RB) 8.00%, 02/01/39 (c)	2,725		2,537,781

See Notes to Financial Statements

52

	Par (000’s	)	Value
Texas (continued)
Pottsboro Higher Education Finance Corp., Imagine International Academy of North Texas LLC, Series A (RB)
5.00%, 08/15/36 (c)	$1,055		$1,023,823
5.00%, 08/15/46 (c)	1,400		1,275,439
Reagan Hospital District, Series A (GO) 5.12%, 02/01/39 (c)	1,000		944,187
Sanger Industrial Development Corp., Texas Pellets Project, Series B (RB) 8.00%, 07/01/38 (c) (d) *	9,900		990
Tarrant County Cultural Education Facilities Finance Corp. (RB) 5.00%, 07/01/48 (c)	2,500		2,540,782
Tarrant County Cultural Education Facilities Finance Corp., Air Force Villages Obligated Group Project (RB) 5.00%, 05/15/37 (c)	125		120,135
Tarrant County Cultural Education Facilities Finance Corp., C.C. Young Memorial Home Project, Series A (RB) 6.38%, 02/15/48 (c) (d) *	535		294,250
Texas Municipal Gas Acquisition & Supply Corp. III (RB)
5.00%, 12/15/29	1,375		1,425,673
5.00%, 12/15/32	3,425		3,607,122
Texas Municipal Gas Acquisition and Supply Corp. III (RB) 5.00%, 12/15/28	925		953,132
Texas Private Activity Bond Surface Transportation Corp. (RB)
4.00%, 12/31/39 (c)	2,550		2,541,566
5.50%, 06/30/43 (c)	1,000		1,060,576
5.50%, 06/30/42 (c)	2,250		2,390,539
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC Project (RB) 5.00%, 12/31/40 (c)	230		230,314
Texas Private Activity Bond Surface Transportation Corp., Managed Lanes Project, Series A (RB)
4.00%, 12/31/38 (c)	3,175		3,178,076
4.00%, 06/30/39 (c)	1,700		1,694,508
	Par (000’s	)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC North Tarrant Express Project (RB) 5.50%, 12/31/58 (c)	$1,000		$1,073,352
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project (RB) 5.00%, 06/30/58 (c)	10,250		10,328,097
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project, Series A (RB) 4.00%, 12/31/37 (c)	500		491,040
Texas Transportation Commission, Central Texas Turnpike System, Series C (RB)
5.00%, 08/15/37 (c)	6,735		6,746,287
5.00%, 08/15/32 (c)	600		601,534
Town of Westlake, Solana Public Improvement District (SA)
6.12%, 09/01/35 (c)	1,000		1,000,630
6.25%, 09/01/40 (c)	1,000		984,587
6.38%, 09/01/45 (c)	1,000		984,324
Woodloch Health Facilities Development Corp., Series A-1 (RB) 6.75%, 12/01/51 (c) (d) *	3,645		72,897
			162,971,941
Utah: 0.3%
Black Desert Public Infrastructure District (GO) 4.00%, 03/01/51 (c)	3,100		2,261,950
Medical School Campus, Public Infrastructure District, Series A (GO) 5.50%, 02/01/50 (c)	2,000		1,623,384
Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area, Series A (SA) 5.00%, 08/01/50 (c)	2,000		1,889,495
Utah Charter School Finance Authority, Freedom Academy Foundation Project (RB)
5.25%, 06/15/37 (c)	1,500		1,436,951
5.38%, 06/15/48 (c)	2,195		1,968,066
			9,179,846
Vermont: 0.0%
Vermont Economic Development Authority, Wake Robin Corp. Project, Series A (RB) 4.00%, 05/01/37 (c)	500		456,663

See Notes to Financial Statements

53

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Virgin Islands: 0.5%
Matching Fund Special Purpose Securitization Corp., Virgin Island, Series A (RB)
5.00%, 10/01/28	$1,000		$1,045,640
5.00%, 10/01/39 (c)	5,000		5,219,458
5.00%, 10/01/32	5,010		5,383,703
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note (RB) (NATL) 4.25%, 10/01/29 (c)	720		727,700
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note, Series C (RB) 4.50%, 10/01/44 (c)	550		435,525
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes, Series C (RB) 5.00%, 10/01/30 (c)	1,000		976,659
Virgin Islands Water & Power Authority, Series B (RB)
5.00%, 07/01/24 (c)	65		64,672
5.00%, 07/01/27 (c)	170		160,056
5.00%, 07/01/25 (c)	1,170		1,136,335
			15,149,748
Virginia: 2.1%
Bristol Industrial Development Authority, Series B (RB) 6.35%, 11/01/44 (c) (d) *	250		140,864
Cherry Hill Community Development Authority, Potomac Shores Project (SA) 5.15%, 03/01/35 (c)	200		201,351
Chesapeake Bay Bridge and Tunnel District, First Tier (RB)
5.00%, 07/01/46 (c)	8,000		8,037,214
5.00%, 07/01/51 (c)	1,025		1,026,335
City of Chesapeake, Chesapeake Transportation System, Series A (RB) 5.00%, 07/15/47 (c)	380		380,029
City of Hopewell, Sewer System, Series A (RB) 5.00%, 07/15/33 (c)	240		240,046
Farms New Kent Community Development Authority, Series A (SA) 3.75%, 03/01/36 (c)	3,715		3,481,337
Farmville Industrial Development Authority, Educational Facilities, Longwood University Student Housing Projects, Series A (RB)
5.00%, 01/01/50 (c)	1,500		1,362,709
5.00%, 01/01/59 (c)	1,000		882,015
	Par (000’s	)	Value
Virginia (continued)
James City County Economic Development Authority (RB) 6.88%, 12/01/58 (c)	$1,000		$1,084,390
Lynchburg Economic Development Authority, Central Health, Inc., Series A (RB) 5.00%, 01/01/47 (c)	4,950		4,973,687
Roanoke County Economic Development Authority (RB) 5.00%, 09/01/34 (c) (d) *	230		210,065
Roanoke County Economic Development Authority, Series B (RB) 4.62%, 09/01/54 (c) (d) (p) *	455		415,564
Roanoke Economic Development Authority, Residential Care Facility, Series A (RB) 5.38%, 09/01/54 (c) (d) *	1,595		1,456,757
Tobacco Settlement Financing Corp./VA (RB) 5.00%, 06/01/47 (c)	5,000		4,613,785
Virginia Beach Development Authority (RB)
7.00%, 09/01/59 (c)	1,000		1,105,001
7.00%, 09/01/53 (c)	1,000		1,108,997
Virginia College Building Authority, Marymount University Project, Series B (RB) 5.25%, 07/01/30 (c)	1,300		1,305,434
Virginia Small Business Financing Authority (RB)
4.00%, 01/01/38 (c)	3,000		2,949,309
5.00%, 12/31/49 (c)	1,000		1,005,154
Virginia Small Business Financing Authority, 95 Express Lanes LLC Project (RB) 5.00%, 01/01/34 (c)	2,500		2,669,832
Virginia Small Business Financing Authority, Residential Care Facilities, Lifespire of Virginia (RB) (AGM) 4.00%, 12/01/36 (c)	1,000		973,901
Virginia Small Business Financing Authority, Senior Lien 95 Express Lanes, LLC Project (RB)
4.00%, 01/01/40 (c)	1,250		1,156,412
4.00%, 07/01/41 (c)	1,000		918,295
4.00%, 01/01/48 (c)	3,925		3,463,034
4.00%, 01/01/41 (c)	1,000		919,869
5.00%, 01/01/33 (c)	4,945		5,286,462

See Notes to Financial Statements

54

	Par (000’s	)	Value
Virginia (continued)
Virginia Small Business Financing Authority, Senior Lien I-495 Hot Lanes Project (RB) 5.00%, 12/31/52 (c)	$2,000		$2,007,889
Virginia Small Business Financing Authority, Senior Lien Transform 66 P3 Project (RB) 5.00%, 12/31/56 (c)	5,520		5,530,816
Virginia Small Business Financing Authority, Senior Lien, 95 Express Lanes LLC Project (RB) 4.00%, 01/01/39 (c)	2,810		2,634,817
Wise County Industrial Development Authority, Virginia Electric and Power Co. Project, Series A (RB) (AGC) 0.75%, 10/01/40 (p)	1,000		935,375
			62,476,745
Washington: 1.0%
Kalispel Tribe Indians Priority, Series A (RB)
5.00%, 01/01/32 (c)	250		254,346
5.25%, 01/01/38 (c)	250		254,983
King County Public Hospital District No. 4, Snoqualmie Valley Hospital, Series A (RB)
5.75%, 12/01/30 (c)	500		505,029
6.00%, 12/01/35 (c)	500		507,659
6.25%, 12/01/45 (c)	250		248,307
Washington Health Care Facilities Authority, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/44 (c)	100		93,982
Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB)
5.00%, 08/15/37 (c)	3,000		3,032,330
5.00%, 08/15/34 (c)	205		209,388
Washington State Housing Finance Commission, Bayview Manor Senior Project, Series A (RB)
5.00%, 07/01/36 (c)	1,150		1,060,964
5.00%, 07/01/46 (c)	2,150		1,767,314
Washington State Housing Finance Commission, Eliseo Project, Series A (RB) 4.00%, 01/01/41 (c)	3,000		2,373,195
Washington State Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB) 5.00%, 01/01/51 (c)	2,495		1,920,309
	Par (000’s	)	Value
Washington (continued)
5.00%, 01/01/36 (c)	$2,125		$1,931,753
Washington State Housing Finance Commission, Radford Court and Nordheim Court Portfolio (RB)
5.00%, 07/01/54 (c)	500		503,834
5.50%, 07/01/59 (c)	1,000		1,043,243
Washington State Housing Finance Commission, Series A (RB) 3.50%, 12/20/35	4,114		3,742,642
Washington State Housing Finance Commission, Transforming Age Projects, Series A (RB) 5.00%, 01/01/55 (c)	6,000		4,517,121
Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project (RB)
5.00%, 07/01/51 (c)	1,250		988,271
5.00%, 07/01/46 (c)	500		408,486
Washington State, Convention Center Public Facilities District (RB) 4.00%, 07/01/31	2,700		2,639,686
			28,002,842
West Virginia: 0.2%
County of Ohio, Fort Henry Centre Tax Increment Financing District No. 1, The Highlands Project (TA) 4.00%, 06/01/34 (c)	760		701,069
Harrison County Building Commission, General Services Administration Building Project (RB)
3.12%, 10/01/45 (c)	700		484,343
3.25%, 10/01/50 (c)	820		555,742
3.50%, 10/01/40 (c)	1,000		842,156
West Virginia Economic Development Authority, Arch Resources Project (RB) 5.00%, 07/01/45 (c) (p)	1,900		1,905,288
West Virginia Economic Development Authority, West Virginia Lottery (RB) 4.00%, 06/15/32 (c)	1,600		1,623,559
			6,112,157
Wisconsin: 2.1%
Public Finance Authority (RB)
5.00%, 06/15/54 (c)	1,375		1,278,114
6.25%, 10/01/53 (c)	1,000		1,011,741
Public Finance Authority Educational Facilities, Charter Day School, Inc. Project, Series A (RB) 5.00%, 12/01/55 (c)	1,000		825,045

See Notes to Financial Statements

55

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Wisconsin (continued)
Public Finance Authority, Bancroft Neurohealth Project, Series A (RB) 5.12%, 06/01/48 (c)	$250		$222,601
Public Finance Authority, Carson Valley Medical Center, Series A (RB) (SAW) 4.00%, 12/01/51 (c)	5,250		3,949,827
Public Finance Authority, Cornerstone Charter Academy, Series A (RB)
5.00%, 02/01/36 (c)	495		478,736
5.12%, 02/01/46 (c)	550		496,599
Public Finance Authority, Corvian Community School Project, Series A (RB)
4.25%, 06/15/29 (c)	400		385,353
5.00%, 06/15/49 (c)	500		426,886
5.00%, 06/15/39 (c)	500		460,056
Public Finance Authority, Crossroads Health Project, Series A (RB)
8.00%, 07/01/53 (c)	1,000		1,007,894
8.12%, 07/01/58 (c)	1,000		1,008,207
Public Finance Authority, Educational Facilities, Lake Erie College Project, Series A (RB) 5.88%, 10/01/54 (c)	1,000		665,536
Public Finance Authority, Grand Hyatt San Antonio Hotel Acquisition Project, Series A (RB) 5.00%, 02/01/62 (c)	960		918,784
Public Finance Authority, Healthcare Facility Expansion, Church Home of Hartford, Inc. Project, Series A (RB)
5.00%, 09/01/38 (c)	1,500		1,388,297
5.00%, 09/01/25	50		49,933
Public Finance Authority, Living Community First Mortgage (RB)
4.25%, 05/01/29 (c)	395		359,004
5.00%, 03/01/37 (c)	1,250		1,187,397
Public Finance Authority, Lombard Conference and Hotel Center, Second-Tier (RB) (ACA) 3.75%, 07/01/51 (c) (d) *	890		619,374
Public Finance Authority, Maryland Proton Treatment Center, Series A-1 (RB) 6.25%, 01/01/38 (c)	500		225,000
Public Finance Authority, Marys Woods at Marylhurst Project, Series A (RB) 5.25%, 05/15/37 (c)	1,350		1,334,920
	Par (000’s	)	Value
Wisconsin (continued)
Public Finance Authority, Miami Worldcenter Project, Series A (TA) 5.00%, 06/01/41 (c)	$1,000		$996,524
Public Finance Authority, Penick Village (RB)
4.00%, 09/01/29 (c)	370		344,796
5.00%, 09/01/49 (c)	500		408,462
5.00%, 09/01/39 (c)	500		450,293
Public Finance Authority, Prime Healthcare Foundation, Inc., Series A (RB) 5.20%, 12/01/37 (c)	1,405		1,419,846
Public Finance Authority, Roseman University of Health Sciences Project (RB) 5.88%, 04/01/45 (c)	4,000		4,037,449
Public Finance Authority, Sky Harbour Capital LLC, Aviation Facilities Project (RB)
4.00%, 07/01/41 (c)	500		399,769
4.00%, 09/01/51 (c)	1,500		1,084,631
4.25%, 07/01/54 (c)	4,765		3,655,932
Public Finance Authority, The Foundation of the University of North Carolina, Inc., Series A (RB) 4.00%, 09/01/56 (c)	1,060		741,366
Public Finance Authority, Trinity Regional Hospital Sachse, Series A-1 (RB) 7.38%, 01/01/50 (c) (d) *	4,265		426
Public Finance Authority, Ultimate Medical Academy Project, Series A (RB)
5.00%, 10/01/34 (c)	2,000		2,048,464
5.00%, 10/01/39 (c)	1,950		1,960,011
Public Finance Authority, University of North Carolina at Charlotte Inc., Series A (RB) 4.00%, 09/01/41 (c)	1,000		808,744
Public Finance Authority, Wingate University, Series A (RB) 5.25%, 10/01/48 (c)	2,255		2,096,639
Public Finance Authority, Wisconsin Senior Airport Facilities, Series B (RB) 5.00%, 07/01/42 (c)	9,000		8,944,249
Public Finance Authority, Wonderful Foundation Charter School Portfolio Project, Series A-1 (RB) 5.00%, 01/01/55 (c)	5,545		4,584,042

See Notes to Financial Statements

56

	Par (000’s	)	Value
Wisconsin (continued)
Wisconsin Health and Educational Facilities Authority, Covenant Communities, Inc. Project, Series A-1 (RB) (SAW) 4.00%, 07/01/48 (c)	$105		$79,920
Wisconsin Health and Educational Facilities Authority, Covenant Communities, Inc. Project, Series B (RB) 4.38%, 07/01/38 (c)	850		672,275
Wisconsin Health and Educational Facilities Authority, St. Camillus Health System, Inc., Series A (RB)
5.00%, 11/01/39 (c)	1,950		1,765,980
5.00%, 11/01/54 (c)	500		398,803
Wisconsin Health and Educational Facilities Authority, Thedacare, Inc., (RB) 4.00%, 12/15/49 (c)	260		237,370
Wisconsin Health and Educational Facilities Authority, Wheaton Franciscan Healthcare System, Series A (RB) 5.12%, 02/01/38 (c)	3,950		3,706,530
Wisconsin State Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series A (RB) (AGM) 5.00%, 02/15/32 (c)	1,500		1,608,313
			60,750,138
Wyoming: 0.1%
County of Campbell, Wyoming Solid Waste Facilities, Series A (RB) (SBG) 3.62%, 07/15/39 (c)	3,000		2,643,154
Total Municipal Bonds: 98.1% (Cost: $3,044,946,805)			2,860,351,179
Other assets less liabilities: 1.9%			54,970,389
NET ASSETS: 100.0%			$2,915,321,568

See Notes to Financial Statements

57

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ACA	Credit Agricole SA
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.

Footnotes:

(c)	Callable Security — the redemption date shown is the date the security may be redeemed by the issuer
(d)	Security in default
(p)	Putable Security — the redemption date shown is the date the security may be redeemed by the investor
*	Non-income producing
^	Zero Coupon Bond
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Summary of Investments by Sector	% of Investments	Value
Industrial Development Revenue	15.6%	$447,109,195
Tax	12.1	347,117,541
Hospitals	11.7	334,997,202
Education	9.8	281,050,252
Local GO	9.7	276,196,900
Health	6.6	189,635,735
Tobacco	6.0	172,439,877
Leasing COPS & Appropriations	4.4	124,620,709
Toll & Turnpike	4.3	122,941,416
Multi-Family Housing	3.4	97,248,067
Utilities	3.0	85,146,309
Airport	2.7	77,986,797
Power	2.4	68,263,442
State GO	2.2	63,704,000
Water & Sewer	1.6	46,325,146
Miscellaneous	1.3	37,007,662
Transportation	1.2	32,887,783
Special Tax	0.8	22,985,796
Pollution Control	0.8	21,086,563
Refunded	0.3	8,146,248
Unassigned	0.1	3,454,539
	100.0%	$2,860,351,179

See Notes to Financial Statements

58

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds
Alabama	$—	$53,383,473	$—	$53,383,473
Alaska	—	367,854	—	367,854
American Samoa	—	5,433,976	—	5,433,976
Arizona	—	76,784,417	—	76,784,417
Arkansas	—	30,660,942	—	30,660,942
California	—	348,490,984	—	348,490,984
Colorado	—	73,345,551	—	73,345,551
Connecticut	—	20,207,605	—	20,207,605
Delaware	—	4,257,161	—	4,257,161
District of Columbia	—	21,103,380	—	21,103,380
Florida	—	134,508,750	—	134,508,750
Georgia	—	42,156,100	—	42,156,100
Guam	—	24,965,537	—	24,965,537
Hawaii	—	4,974,772	—	4,974,772
Idaho	—	3,543,237	—	3,543,237
Illinois	—	286,187,309	—	286,187,309
Indiana	—	29,767,342	—	29,767,342
Iowa	—	27,141,047	—	27,141,047
Kansas	—	8,684,887	—	8,684,887
Kentucky	—	28,862,588	—	28,862,588
Louisiana	—	50,439,484	54	50,439,538
Maine	—	8,496,606	—	8,496,606
Maryland	—	47,930,317	—	47,930,317
Massachusetts	—	45,251,711	—	45,251,711
Michigan	—	17,661,360	—	17,661,360
Minnesota	—	21,316,488	—	21,316,488
Mississippi	—	7,407,949	—	7,407,949
Missouri	—	23,326,770	—	23,326,770
Montana	—	5,297,169	—	5,297,169
Nebraska	—	3,924,905	—	3,924,905
Nevada	—	9,834,819	—	9,834,819
New Hampshire	—	10,370,468	—	10,370,468
New Jersey	—	84,481,081	—	84,481,081
New Mexico	—	2,811,566	—	2,811,566
New York	—	333,730,157	—	333,730,157
North Carolina	—	23,660,770	—	23,660,770
North Dakota	—	6,999,101	—	6,999,101
Ohio	—	105,851,374	—	105,851,374
Oklahoma	—	37,518,793	—	37,518,793
Oregon	—	4,157,441	—	4,157,441
Pennsylvania	—	127,121,945	—	127,121,945
Puerto Rico	—	262,358,208	—	262,358,208
Rhode Island	—	7,331,752	—	7,331,752
South Carolina	—	12,157,313	—	12,157,313
South Dakota	—	6,084,498	—	6,084,498
Tennessee	—	22,258,934	—	22,258,934
Texas	—	162,971,941	—	162,971,941
Utah	—	9,179,846	—	9,179,846
Vermont	—	456,663	—	456,663
Virgin Islands	—	15,149,748	—	15,149,748
Virginia	—	62,476,745	—	62,476,745
Washington	—	28,002,842	—	28,002,842
West Virginia	—	6,112,157	—	6,112,157
Wisconsin	—	60,750,138	—	60,750,138
Wyoming	—	2,643,154	—	2,643,154

See Notes to Financial Statements

59

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Total	$—	$2,860,351,125	$54	$2,860,351,179

See Notes to Financial Statements

60

VANECK HIP SUSTAINABLE MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.0%
Arizona: 1.8%
Arizona Industrial Development Authority, Educational Facility, KIPP NYC Public Charter Schools - Macombs Facility Project, Series A (RB) 4.00%, 07/01/51 (c)	$400		$329,425
California: 30.8%
California Health Facilities Financing Authority, Adventist Health System, Series A (RB) 3.00%, 03/01/39 (c)	275		228,006
California Health Facilities Financing Authority, Sutter Health, Series A (RB) 4.00%, 11/15/42 (c)	300		290,268
City of Los Angeles Department of Airports, Series A (RB) 5.00%, 05/15/51 (c)	475		487,667
El Dorado Irrigation District, Series C (RB) 4.00%, 03/01/34 (c)	250		253,385
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series A (RB) 5.00%, 06/01/40 (c)	250		254,611
Los Angeles Unified School District, Series A (GO) 5.00%, 07/01/28 (c)	250		255,194
Regents of University of California, Medical Center Pooled, Series P (RB) 4.00%, 05/15/53 (c)	250		245,638
San Francisco City & County, International Airport, Series E (RB) 5.00%, 05/01/34 (c)	370		392,725
State of California, Various Purpose (GO)
4.00%, 10/01/33 (c)	370		393,383
5.00%, 10/01/29 (c)	500		540,748
5.00%, 08/01/27 (c)	410		415,196
5.00%, 04/01/27	250		262,717
5.00%, 08/01/27	300		317,346
State of California, Various Purpose (GO) (SAW) 5.00%, 12/01/46 (c)	250		267,344
University of California, Series BB (RB) 5.00%, 05/15/49 (c)	250		263,489
University of California, Series BH (RB) 4.00%, 05/15/46 (c)	280		281,363
Val Verde Unified School District, Series A (GO) (BAM) 2.75%, 08/01/49 (c)	720		492,551
			5,641,631
	Par (000’s	)	Value
Colorado: 1.4%
State of Colorado, Series A (CP) 4.00%, 12/15/40 (c)	$250		$250,929
Connecticut: 4.2%
State of Connecticut, Series A (GO) 4.00%, 04/15/36 (c)	250		254,469
State of Connecticut, Special Tax Obligation, Series A (RB) 5.00%, 08/01/28 (c)	250		254,274
State of Connecticut, Special Tax Obligation, Series B (RB) 5.00%, 10/01/26	250		259,877
			768,620
Hawaii: 2.8%
City and County of Honolulu, Wastewater System, Series A (RB) 4.00%, 07/01/33 (c)	510		515,108
Massachusetts: 3.3%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes, Series A (RB) 5.00%, 06/15/27 (c)	250		250,418
Commonwealth of Massachusetts, Series B (GO) 5.00%, 11/01/24	360		362,444
			612,862
Michigan: 1.2%
Michigan Finance Authority, Trinity Health Credit Group, Series A (RB) 4.00%, 12/01/49 (c)	250		229,361
Nevada: 1.3%
Las Vegas Valley Water District, Series A (GO) 4.00%, 06/01/46 (c)	250		241,030
New York: 28.2%
City of New York, Series B-1 (GO) 5.00%, 10/01/37 (c)	250		261,431
Long Island Power Authority, Electric System, Series B (RB) 5.00%, 09/01/46 (c)	500		509,240
Long Island Power Authority, Electric System, Series C (RB) 5.25%, 09/01/29	255		280,381
Metropolitan Transportation Authority (RB) 4.25%, 11/15/42 (c)	325		313,747
Metropolitan Transportation Authority, Series B (RB) 4.25%, 11/15/39 (c)	240		240,066
Nassau County Interim Finance Authority, Public Benefit Corp., Series A (RB) 5.00%, 11/15/24	250		252,022

See Notes to Financial Statements

61

VANECK HIP SUSTAINABLE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
New York City Municipal Water Finance Authority, Water & Sewer System, Series GG (RB) 5.00%, 06/15/39 (c)	$400		$404,438
New York City Municipal Water Finance Authority, Water and Sewer System, Series BB (RB) 4.00%, 06/15/45 (c)	250		243,632
New York City Transitional Finance Authority Future Tax, Series B-1 (RB) 5.00%, 08/01/42 (c)	300		299,972
New York City Transitional Finance Authority Future Tax, Series E-1 (RB) 5.00%, 02/01/41 (c)	250		251,529
New York State Dormitory Authority (RB) (BAM) 4.00%, 02/15/37 (c)	280		285,140
New York State Dormitory Authority, New School, Series A (RB) 5.00%, 07/01/27 (c)	250		257,148
New York State Dormitory Authority, Personal Income Tax, Series A (RB) 5.00%, 03/15/29 (c)	250		252,484
New York State Dormitory Authority, State Sales Tax, Series A (RB) 5.00%, 03/15/38 (c)	275		284,512
New York State Urban Development Corp., Personal Income Tax, Series A (RB) 5.00%, 03/15/42 (c)	250		267,521
Port Authority of New York & New Jersey (RB) 5.00%, 11/15/42 (c)	500		507,232
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Series C (RB) 4.00%, 05/15/46 (c)	250		240,766
			5,151,261
North Carolina: 1.6%
University of North Carolina, Hospitals at Chapel Hill (RB) 5.00%, 02/01/45	265		296,613
Ohio: 2.6%
County of Franklin OH (RB) 4.12%, 05/15/45 (c)	250		240,657
	Par (000’s	)	Value
Ohio (continued)
County of Franklin, Hospital Facilities, Series A (RB) (XLCA) 4.00%, 05/15/47 (c)	$250		$238,206
			478,863
Oregon: 1.4%
Oregon State, Department of Administrative Services, State Lottery, Series D (RB) 5.00%, 04/01/29 (c)	250		253,062
Pennsylvania: 4.6%
Commonwealth of Pennsylvania, 2nd Series (GO) (AGM) 4.00%, 08/15/29 (c)	250		251,255
Pennsylvania Turnpike Commission, Series B (RB)
4.00%, 12/01/46 (c)	250		236,633
5.00%, 12/01/51 (c)	330		346,133
			834,021
South Dakota: 1.4%
South Dakota Housing Development Authority, Series A (RB) 4.55%, 05/01/48 (c)	250		248,894
Texas: 3.1%
Wylie Independent School District (GO) 5.00%, 08/15/39 (c)	500		559,912
Washington: 5.4%
City of Seattle, City Light Department, Series A (RB) 4.00%, 07/01/51 (c)	250		233,632
King County, Washington Public Hospital District No. 1 (GO) 5.00%, 12/01/32 (c)	250		255,496
King County, Washington School District No. 414 (GO) (SBG) 4.00%, 12/01/30 (c)	250		253,205
Port of Seattle, First Lien (RB) 5.00%, 09/01/24	250		250,617
			992,950
Wisconsin: 2.9%
State of Wisconsin, Department of Transportation (RB) 5.00%, 07/01/28 (c)	265		279,488
Wisconsin Health & Educational Facilities Authority, Aspipus, Inc. (RB) 4.00%, 08/15/38 (c)	250		245,098
			524,586
Total Municipal Bonds: 98.0% (Cost: $19,059,224)			17,929,128
Other assets less liabilities: 2.0%			363,070
NET ASSETS: 100.0%			$18,292,198

See Notes to Financial Statements

62

Definitions:
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
GO	General Obligation
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
XLCA	Syncora Guarantee, Inc.

Footnotes:
(c)	Callable Security — the redemption date shown is the date the security may be redeemed by the issuer

Summary of Investments by Sector	% of Investments	Value
State GO	17.1%	$3,064,903
Tax	16.3	2,927,585
Local GO	13.0	2,318,818
Hospitals	11.2	2,013,847
Transportation	7.3	1,311,662
Water & Sewer	6.5	1,163,178
Education	6.3	1,131,425
Power	5.7	1,023,253
Airport	4.9	880,392
Toll & Turnpike	3.3	582,766
Leasing COPS & Appropriations	2.8	501,347
Refunded	1.4	254,611
Utilities	1.4	253,385
Miscellaneous	1.4	253,062
Single Family Housing	1.4	248,894
	100.0%	$17,929,128

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$17,929,128	$—	$17,929,128

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

63

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SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.3%
Alabama: 1.5%
Alabama Public School and College Authority, Series A (RB)
4.00%, 11/01/36 (c)	$2,000		$2,060,392
5.00%, 11/01/31 (c)	525		588,621
5.00%, 11/01/34 (c)	2,015		2,255,298
Black Belt Energy Gas District, Series A (RB)
4.00%, 06/01/51 (c) (p)	5,065		4,992,406
5.25%, 01/01/54 (c) (p)	2,000		2,116,469
Black Belt Energy Gas District, Series B (RB) 5.25%, 12/01/53 (c) (p)	1,000		1,068,534
Board of Trustees of the University of Alabama, Series B (RB) 3.00%, 07/01/33 (c)	860		801,487
County of Jefferson, Alabama Sewer Warrants (RB)
5.00%, 10/01/38 (c)	2,000		2,173,026
5.00%, 10/01/37 (c)	1,000		1,096,299
5.25%, 10/01/40 (c)	1,000		1,096,462
Lower Alabama Gas District, Series A (RB) 5.00%, 09/01/34	2,500		2,626,759
Southeast Alabama Gas Supply District, Project No. 1, Series A (RB) 5.00%, 08/01/54 (c) (p)	1,000		1,056,636
Southeast Alabama Gas Supply District, Project No. 2, Series B (RB) 5.00%, 06/01/49 (c) (p)	2,000		2,085,368
Southeast Energy Authority, Cooperative District Commodity Supply, Project No.2, Series B (RB) 4.00%, 12/01/51 (c) (p)	3,000		2,937,945
University of Alabama, Board of Trustee, Series A (RB) 4.00%, 07/01/35 (c)	820		839,525
			27,795,227
Alaska: 0.1%
Alaska Housing Finance Corp., Series B (RB) 2.15%, 06/01/36 (c)	1,040		824,852
State of Alaska, International Airports System, Series A (RB) 5.00%, 10/01/31 (c)	305		310,668
State of Alaska, International Airports System, Series B (RB) 5.00%, 10/01/35 (c)	635		646,063
			1,781,583
Arizona: 1.5%
Arizona Industrial Development Authority, Point 320 LLC, Series A (RB) 3.62%, 05/20/33	1,836		1,696,368
	Par (000’s	)	Value
Arizona (continued)
Arizona Transportation Board, Highway (RB)
5.00%, 07/01/30 (c)	$835		$862,951
5.00%, 07/01/31 (c)	1,050		1,085,147
City of Mesa, Arizona Utility System (RB) 4.00%, 07/01/31 (c)	1,550		1,569,754
City of Phoenix Civic Improvement Corp., Excise Tax, Series A (RB) 5.00%, 07/01/35 (c)	1,785		1,812,946
City of Phoenix Civic Improvement Corp., Junior Lien Water System (RB) 5.00%, 07/01/40 (c)	1,895		2,102,117
City of Phoenix Civic Improvement Corp., Rental Car Facility Charge, Series A (RB)
5.00%, 07/01/32 (c)	1,000		1,072,847
5.00%, 07/01/34 (c)	1,275		1,363,072
City of Phoenix Civic Improvement Corp., Senior Lien Airport, Series D (RB) 5.00%, 07/01/33 (c)	550		578,016
Maricopa County, Arizona Pollution Control, Southern California Edison Company, Series A (RB) 2.40%, 06/01/35 (c)	1,150		920,079
Maricopa County, Arizona Pollution Control, Southern California Edison Company, Series B (RB) 2.40%, 06/01/35 (c)	1,500		1,200,103
Maricopa County, Industrial Development Authority, Banner Health, Series A (RB)
4.00%, 01/01/38 (c)	1,500		1,485,962
4.00%, 01/01/41 (c)	2,000		1,959,647
5.00%, 01/01/38 (c)	605		620,733
Salt River Project Agricultural Improvement and Power District, Series A (RB)
5.00%, 01/01/32 (c)	2,380		2,534,372
5.00%, 01/01/32	1,000		1,141,243
5.00%, 12/01/32 (c)	1,000		1,014,263
Salt Verde Financial Corp. (RB) 5.00%, 12/01/37	4,600		4,892,601
			27,912,221
Arkansas: 0.1%
City of Fort Worth, Water and Sewer Construction (RB) 5.00%, 10/01/34 (c)	1,000		1,066,788

See Notes to Financial Statements

64

	Par (000’s	)	Value
California: 16.9%
Anaheim Housing and Public Improvements Authority, Electric Utility Distribution Improvements, Series A (RB) 5.00%, 10/01/35 (c)	$1,000		$1,063,562
Bay Area Toll Authority, Series S-7 (RB)
3.25%, 04/01/36 (c)	1,270		1,186,105
4.00%, 04/01/33 (c)	2,905		2,950,728
Beverly Hills Unified School District (GO) 0.00%, 08/01/30 ^	1,000		827,004
California Community Choice Financing Authority, Clean Energy Project, Series C (RB) 5.25%, 01/01/54 (c) (p)	6,065		6,330,585
California Community Choice, Financing Authority Clean Energy Project, Series B-1 (RB) 4.00%, 02/01/52 (c) (p)	7,000		6,920,470
California Health Facilities Financing Authority, Adventist Health System, Series A (RB) 3.00%, 03/01/39 (c)	1,000		829,111
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Series A (RB) 5.00%, 08/15/31 (c)	310		322,176
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Series B (RB) 3.00%, 08/15/34 (c)	400		374,130
California Health Facilities Financing Authority, CommonSpirit Health, Series A (RB)
4.00%, 04/01/37 (c)	1,060		1,068,126
4.00%, 04/01/38 (c)	500		498,460
California Health Facilities Financing Authority, Stanford Health Care, Series A (RB) 5.00%, 11/15/31 (c)	750		802,597
California Health Facilities Financing Authority, Sutter Health, Series A (RB) 5.00%, 11/15/35 (c)	1,575		1,661,047
California Housing Finance Agency (RB)
3.25%, 08/20/36	1,925		1,747,012
3.50%, 11/20/35	1,192		1,102,091
3.75%, 03/25/35	6,137		5,926,792
California State Public Works Board, Department of Corrections and Rehabilitation, Series A (RB) 5.00%, 09/01/31 (c)	2,200		2,208,630
	Par (000’s	)	Value
California (continued)
California State Public Works Board, Department of Corrections and Rehabilitation, Series D (RB)
3.00%, 09/01/32 (c)	$360		$341,480
3.00%, 09/01/31 (c)	500		476,838
California State Public Works Board, May Lee State Office Complex, Series A (RB)
5.00%, 04/01/41 (c)	1,920		2,134,215
5.00%, 04/01/40 (c)	1,000		1,121,217
California State Public Works Board, New Natural Resources Headquarters, Series C (RB) 5.00%, 11/01/40 (c)	2,650		2,902,957
California State Public Works Board, Various Capital Projects, Series A (RB) 5.00%, 08/01/35 (c)	2,000		2,248,225
California State Public Works Board, Various Capital Projects, Series B (RB)
5.00%, 12/01/35 (c)	1,845		2,106,264
5.00%, 12/01/34 (c)	2,000		2,305,390
California State Public Works Board, Various Capital Projects, Series C (RB)
4.00%, 11/01/31 (c)	1,000		1,010,243
4.00%, 08/01/37 (c)	2,000		2,076,980
5.00%, 08/01/34 (c)	1,000		1,132,044
California State University, Series A (RB)
5.00%, 11/01/31 (c)	2,035		2,087,605
5.00%, 11/01/31 (c)	1,510		1,565,218
California Statewide Communities Development Authority, Front Porch Communities and Services, Series A (RB) 3.00%, 04/01/37 (c)	1,000		899,349
City and County of San Francisco, Moscone Convention Center Expansion Project, Series B (CP)
4.00%, 04/01/36 (c)	2,000		2,005,499
4.00%, 04/01/30 (c)	1,000		1,003,820
City of Los Angeles, Department of Airports, Los Angeles International Airport, Series B (RB)
4.00%, 05/15/36 (c)	1,000		1,049,092
5.00%, 05/15/37 (c)	1,400		1,572,442
City of San Jose, California Airport, Series B (RB) (BAM) 4.00%, 03/01/34 (c)	325		343,208

See Notes to Financial Statements

65

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SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
County of Los Angeles, Long Beach Unified School District, Series D-1 (GO) 0.00%, 08/01/39 (c) ^	$1,250		$617,024
County of Sacramento, Regional County Sanitation District, Series A (RB) 5.00%, 12/01/33 (c)	3,000		3,001,570
County of Santa Clara, Series C (GO) 5.00%, 08/01/33 (c)	525		559,068
East Bay Municipal Utility District, Water System, Series A (RB) 5.00%, 06/01/32 (c)	1,000		1,017,959
East Side Union High School District, Series B (GO) (AGM) 3.00%, 08/01/35 (c)	2,590		2,404,034
Eastern Municipal Water District, Financing Authority, Water and Wastewater, Series B (RB) (BAM-TCRS) 4.00%, 07/01/35 (c)	1,150		1,167,811
Fontana Redevelopment Agency Successor Agency, Series A (TA) 5.00%, 10/01/32 (c)	760		805,049
Fremont Union High School District (GO) 4.00%, 08/01/40 (c)	2,350		2,332,078
Kern High School District, Series C (GO) (AGM)
2.00%, 08/01/31 (c)	1,600		1,399,943
2.00%, 08/01/32 (c)	3,000		2,570,497
Los Angeles Community College District, Series J (GO)
4.00%, 08/01/32 (c)	400		409,995
4.00%, 08/01/33 (c)	750		766,984
Los Angeles Community College District, Series L (GO) 5.00%, 08/01/36 (c)	1,000		1,164,660
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Series A (RB)
4.00%, 06/01/35 (c)	1,000		1,061,942
4.00%, 06/01/36 (c)	1,045		1,103,888
4.00%, 06/01/38 (c)	1,460		1,524,219
4.00%, 06/01/39 (c)	1,000		1,037,645
5.00%, 06/01/35 (c)	1,000		1,126,310
5.00%, 07/01/31 (c)	795		845,901
5.00%, 07/01/36 (c)	900		1,030,117
5.00%, 07/01/37 (c)	1,060		1,202,683
5.00%, 07/01/38 (c)	2,530		2,853,281
	Par (000’s	)	Value
California (continued)
Los Angeles County Public Works Financing Authority, Lakma Bulding for Permanent Collection Project, Series A (RB) 4.00%, 12/01/38 (c)	$1,500		$1,545,317
Los Angeles Department of International Airport, Series B (RB) 4.00%, 05/15/39 (c)	1,900		1,951,444
Los Angeles Department of Water and Power, Series A (RB) 5.00%, 07/01/40 (c)	2,000		2,214,021
Los Angeles Department of Water and Power, Series B (RB) 5.00%, 07/01/40 (c)	1,380		1,545,670
Los Angeles Department of Water and Power, Series C (RB)
5.00%, 07/01/34 (c)	1,125		1,275,826
5.00%, 07/01/36 (c)	1,500		1,683,809
Los Angeles Department of Water and Power, Series D (RB)
5.00%, 07/01/32 (c)	790		791,415
5.00%, 07/01/32 (c)	1,210		1,211,686
5.00%, 07/01/38 (c)	2,000		2,127,684
5.00%, 07/01/39 (c)	1,000		1,135,435
Los Angeles Municipal Improvement Corp., Series B (RB) 4.00%, 11/01/35 (c)	2,000		2,021,843
Los Angeles Unified School District, AD Valorem Property Tax, Series C (GO)
4.00%, 07/01/38 (c)	1,605		1,664,999
4.00%, 07/01/37 (c)	2,000		2,089,970
Los Angeles Unified School District, AD Valorem Property Tax, Series RYRR (GO)
4.00%, 07/01/37 (c)	1,500		1,582,880
5.00%, 07/01/35 (c)	1,300		1,481,760
Los Angeles Unified School District, Series A (GO)
4.00%, 07/01/33 (c)	1,580		1,658,606
5.00%, 07/01/30 (c)	1,720		1,891,149
5.00%, 07/01/30	500		559,211
Los Angeles Unified School District, Series B (GO) 5.00%, 07/01/30 (c)	915		950,072
Los Angeles Unified School District, Series C (GO)
3.00%, 07/01/35 (c)	1,880		1,763,275
4.00%, 07/01/36 (c)	2,000		2,105,621
Los Angeles Unified School District, Series RYQ (GO) 4.00%, 07/01/37 (c)	1,000		1,044,985

See Notes to Financial Statements

66

	Par (000’s	)	Value
California (continued)
Mount Diablo Unified School District, Series B (GO) 4.00%, 08/01/35 (c)	$1,000		$1,067,976
Mountain House Public Financing Authority, California Utility System, Series B (RB) (BAM) 4.00%, 12/01/40 (c)	500		505,479
Oakland Unified School District, Series A (GO) (BAM) 4.00%, 08/01/39 (c)	1,055		1,079,203
Orange County, Local Transportation Authority Sales Tax (RB) 4.00%, 02/15/38 (c)	1,500		1,525,873
Palomar Health, Series B (GO) 4.00%, 08/01/35 (c)	1,000		973,351
Peralta Community College District, Series D (GO) 4.00%, 08/01/39 (c)	2,000		1,968,189
Public Utilities Commission of the City and County of San Francisco Water, Series D (RB) 5.00%, 11/01/34 (c)	785		832,514
Regents of the University of California Medical Center Pooled, Series L (RB) 5.00%, 05/15/33 (c)	650		677,182
Riverside County Transportation Commission, Series B (RB) 5.00%, 06/01/37 (c)	560		592,708
Riverside County Transportation Commission, Series B-1 (RB) 4.00%, 06/01/41 (c)	1,425		1,429,472
Sacramento County Sanitation Districts Financing Authority, Series A (RB) 5.00%, 12/01/31 (c)	1,000		1,000,712
San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/34 (c)	535		590,687
San Diego County Regional Airport Authority, Series B (RB) 5.00%, 07/01/34 (c)	2,075		2,336,835
San Diego County Water Authority, Series B (RB) 4.00%, 05/01/35 (c)	2,000		2,151,239
San Diego Unified School District, Series I (GO)
0.00%, 07/01/35 (c) ^	1,000		640,118
5.00%, 07/01/32 (c)	650		689,705
	Par (000’s	)	Value
California (continued)
San Francisco City & County, Airport Commission, San Francisco International Airport, Series B (RB) 4.00%, 05/01/37 (c)	$1,010		$1,046,101
San Francisco City & County, Public Utilities Commission Wastewater, Series A (RB)
5.00%, 10/01/36 (c)	1,000		1,159,411
5.00%, 10/01/39 (c)	1,500		1,711,010
San Francisco City & County, Public Utilities Commission Wastewater, Series B (RB) 5.00%, 10/01/39 (c)	1,000		1,140,673
San Francisco County Transportation Authority (RB) 3.00%, 02/01/34 (c)	500		473,156
San Francisco Unified School District, Series B (GO) 4.00%, 06/15/34 (c)	2,000		2,068,132
San Joquin Hills Transportation Corridor Agency, Series A (RB) 4.00%, 01/15/34 (c)	1,000		1,043,569
San Marcos Unified School District (GO) 4.00%, 08/01/33 (c)	400		410,332
Santa Clara County Financing Authority, Capital Facilities, Series A (RB)
4.00%, 05/01/36 (c)	840		883,659
5.00%, 05/01/34 (c)	1,855		2,133,728
Santa Clara County Financing Authority, Multiple Facilities Projects, Series Q (RB)
3.00%, 05/15/35 (c)	1,000		919,137
4.00%, 05/15/32 (c)	1,510		1,512,547
Santa Clara County, Mountain View, Los Altos Union High School, Series A (GO) 3.35%, 08/01/36 (c)	1,520		1,478,315
Santa Clara Unified School District (GO)
3.00%, 07/01/35 (c)	1,535		1,422,818
3.00%, 07/01/34 (c)	395		373,493
3.00%, 07/01/34 (c)	2,000		1,882,120
Santa Monica-Malibu Unified School District, Series C (GO)
5.00%, 08/01/39 (c)	1,000		1,127,011
5.00%, 08/01/40 (c)	1,000		1,121,282
State of California (GO) 4.00%, 10/01/34 (c)	2,000		2,124,517
State of California (GO) (AGM) 5.25%, 08/01/32	5,750		6,628,576
State of California, Department of Water Resources, Central Valley Project, Series AX (RB) 5.00%, 12/01/31 (c)	915		980,400

See Notes to Financial Statements

67

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SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
State of California, Various Purpose (GO)
3.00%, 10/01/33 (c)	$2,000		$1,959,474
3.00%, 10/01/36 (c)	350		327,990
3.12%, 04/01/35 (c)	1,575		1,545,657
4.00%, 11/01/34 (c)	2,945		3,117,983
4.00%, 11/01/35 (c)	1,310		1,375,821
4.00%, 11/01/38 (c)	2,000		2,047,193
4.00%, 03/01/36 (c)	9,500		9,854,718
4.00%, 03/01/37 (c)	5,020		5,179,540
4.00%, 09/01/37 (c)	2,000		2,090,093
4.00%, 10/01/39 (c)	2,300		2,351,806
4.00%, 10/01/33 (c)	1,795		1,908,439
4.00%, 08/01/33 (c)	700		704,599
4.00%, 09/01/32 (c)	1,815		1,827,650
4.00%, 09/01/34 (c)	1,500		1,509,776
5.00%, 10/01/30 (c)	1,065		1,152,090
5.00%, 10/01/31 (c)	5,050		5,565,155
5.00%, 10/01/30 (c)	2,340		2,578,700
5.00%, 10/01/31	4,000		4,554,626
5.00%, 11/01/31 (c)	2,645		2,809,665
5.00%, 11/01/30 (c)	1,020		1,083,527
5.00%, 11/01/34 (c)	1,610		1,803,009
5.00%, 12/01/36 (c)	2,000		2,214,730
5.00%, 03/01/35 (c)	2,330		2,577,805
5.00%, 04/01/32 (c)	2,500		2,732,789
5.00%, 04/01/35 (c)	3,500		3,805,879
5.00%, 04/01/36 (c)	3,000		3,242,513
5.00%, 04/01/30	2,910		3,236,115
5.00%, 04/01/32	4,270		4,896,711
5.00%, 10/01/39 (c)	2,615		2,938,990
5.00%, 10/01/36 (c)	2,000		2,284,729
5.00%, 05/01/31 (c)	2,480		2,484,649
5.00%, 10/01/33 (c)	500		500,937
5.00%, 08/01/32 (c)	1,000		1,001,839
5.00%, 08/01/33 (c)	1,000		1,001,814
5.00%, 08/01/35 (c)	490		507,060
5.00%, 08/01/30 (c)	2,250		2,380,430
5.00%, 08/01/36 (c)	3,245		3,473,568
5.00%, 09/01/30 (c)	1,095		1,138,691
5.00%, 09/01/35 (c)	2,250		2,573,467
5.00%, 09/01/36 (c)	2,000		2,298,219
State of California, Various Purpose (GO) (SAW) 5.00%, 12/01/34 (c)	1,000		1,033,058
State Public Works Board, Various Capital Projects, Series B (RB)
4.00%, 05/01/38 (c)	1,500		1,543,312
4.00%, 05/01/37 (c)	2,000		2,078,287
University of California, Series AM (RB) 4.00%, 05/15/34 (c)	3,000		3,000,074
University of California, Series BE (RB) 5.00%, 05/15/36 (c)	1,500		1,667,843
	Par (000’s	)	Value
California (continued)
University of California, Series BM (RB) 5.00%, 05/15/35 (c)	$1,000		$1,165,347
University of California, Series BN (RB)
5.00%, 05/15/37 (c)	1,000		1,151,963
5.00%, 05/15/35 (c)	2,000		2,330,695
5.00%, 05/15/36 (c)	1,000		1,160,548
University of California, Series BQ (RB) 5.00%, 05/15/35 (c)	1,000		1,165,347
University of California, Series BV (RB)
5.00%, 05/15/38 (c)	2,000		2,311,797
5.00%, 05/15/40 (c)	1,000		1,135,144
University of California, Series I (RB) 4.00%, 05/15/35 (c)	2,160		2,165,042
University of California, Series O (RB) 5.00%, 05/15/36 (c)	1,170		1,256,393
University of California, Series Q (RB) 4.00%, 05/15/39 (c)	2,500		2,578,425
			304,582,999
Colorado: 1.9%
Adams and Arapahoe Joint School District No. 28J, Series A (GO) (SAW) 5.00%, 12/01/30 (c)	540		561,671
Cherry Creek School District No. 5 (GO) (SAW) 5.00%, 12/15/30 (c)	1,000		1,023,071
City and County of Denver, Series A-2 (RB) 0.00%, 08/01/36 (c) ^	1,200		704,069
Colorado Health Facilities Authority, Advenhealth, Series A (RB) 4.00%, 11/15/38 (c)	2,000		1,992,806
Colorado Health Facilities Authority, CommonSpirit Health, Series A (RB)
5.00%, 12/01/34	2,000		2,268,886
5.00%, 12/01/39 (c)	1,000		1,103,072
Colorado Health Facilities Authority, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/38 (c)	2,350		2,269,845
Colorado Health Facilities Authority, Sanford, Series A (RB) 4.00%, 11/01/39 (c)	2,000		1,937,246
Denver City and County School District No. 1 (GO) (SAW)
3.00%, 12/01/36 (c)	1,430		1,293,855
5.00%, 12/01/39 (c)	1,000		1,085,777

See Notes to Financial Statements

68

	Par (000’s	)	Value
Colorado (continued)
Denver City and County School, Board of Water Commissioners, Series A (RB) 3.00%, 12/15/37 (c)	$1,000		$891,523
Jefferson County School District R-1 (GO) 5.00%, 12/15/30 (c)	1,110		1,199,956
Pueblo City, Schools District No. 60 (GO) (SAW)
3.00%, 12/15/37 (c)	500		434,326
5.00%, 12/15/34 (c)	1,010		1,103,444
5.00%, 12/15/38 (c)	1,625		1,741,522
Regional Transportation District, Fastracks Project, Series A (RB) 5.00%, 11/01/36 (c)	1,820		1,875,773
Regional Transportation District, Fastracks Project, Series B (RB)
5.00%, 11/01/34 (c)	1,995		2,094,304
5.00%, 11/01/33 (c)	530		557,273
State of Colorado, Series A (CP)
4.00%, 12/15/36 (c)	1,315		1,334,540
4.00%, 12/15/39 (c)	1,540		1,552,260
4.00%, 12/15/36 (c)	1,750		1,794,995
5.00%, 12/15/34 (c)	1,000		1,123,125
State of Colorado, Series A (CP) (SAW) 4.00%, 12/15/37 (c)	2,000		2,031,716
University of Colorado, Series A-2 (RB) 3.00%, 06/01/33 (c)	800		718,053
Weld County School District No. 6 (GO) (SAW) 5.00%, 12/01/36 (c)	2,165		2,344,890
			35,037,998
Connecticut: 2.2%
Connecticut Housing Finance Authority Housing Mortgage Finance Program, Series A (RB) 4.40%, 11/15/38 (c)	1,530		1,543,831
Connecticut Housing Finance Authority Housing Mortgage Finance Program, Series A-1 (RB) (SAW) 1.70%, 05/15/34 (c)	1,290		1,017,503
Connecticut Housing Finance Authority Housing Mortgage Finance Program, Series D-1 (RB) 3.20%, 11/15/32 (c)	260		241,241
Connecticut State Health and Educational Facilities Authority, Hartford Health Issue, Series A (RB) (SD CRED PROG) 5.00%, 07/01/34 (c)	335		358,393
	Par (000’s	)	Value
Connecticut (continued)
Connecticut State Health and Educational Facilities Authority, Nuvance Health Issue, Series A (RB) 5.00%, 07/01/32 (c)	$1,700		$1,740,103
Connecticut State, Transportation Infrastructure Purposes, Series A (RB) 5.00%, 09/01/33 (c)	1,000		1,003,512
State of Connecticut, Series A (GO)
3.00%, 01/15/32 (c)	2,200		2,102,332
3.00%, 01/15/35 (c)	2,500		2,329,023
3.00%, 01/15/34 (c)	1,000		937,377
3.00%, 01/15/36 (c)	1,000		918,291
4.00%, 01/15/37 (c)	2,000		2,051,622
4.00%, 01/15/31	1,780		1,884,411
5.00%, 01/15/37 (c)	1,000		1,144,942
State of Connecticut, Series C (GO)
4.00%, 06/01/34 (c)	1,950		2,035,891
4.00%, 06/01/36 (c)	850		877,415
State of Connecticut, Series E (GO)
5.00%, 11/15/32	1,000		1,152,453
5.00%, 09/15/30 (c)	1,665		1,791,798
State of Connecticut, Series F (GO)
5.00%, 11/15/32 (c)	1,525		1,553,618
5.00%, 11/15/31 (c)	1,550		1,580,061
State of Connecticut, Special Tax, Series A (RB)
5.00%, 05/01/31	1,650		1,861,912
5.00%, 05/01/35 (c)	1,500		1,682,824
5.00%, 09/01/31 (c)	1,250		1,254,655
5.00%, 09/01/30 (c)	1,300		1,304,838
5.00%, 09/01/32 (c)	475		489,358
State of Connecticut, Special Tax, Series A (ST) 5.00%, 05/01/37 (c)	2,500		2,731,326
State of Connecticut, Special Tax, Transportation Infrastructure Purposes, Series A (RB)
4.00%, 05/01/36 (c)	1,225		1,269,960
5.00%, 05/01/33 (c)	1,025		1,152,199
State of Connecticut, Transportation Infrustructure Purposes, Series D (RB) 4.00%, 11/01/38 (c)	2,000		2,035,740
			40,046,629
Delaware: 0.2%
Delaware Health Facilities Authority, Bayhealth Medical Center Project, Series A (RB) 4.00%, 07/01/40 (c)	1,000		973,308
State of Delaware (GO) 2.00%, 02/01/35 (c)	1,000		807,596

See Notes to Financial Statements

69

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(continued)

	Par (000’s	)	Value
Delaware (continued)
State of Delaware, Series A (GO)
2.00%, 01/01/36 (c)	$650		$516,886
5.00%, 05/01/36 (c)	1,000		1,158,732
			3,456,522
District of Columbia: 1.7%
District of Columbia Water & Sewer Authority (RB) 4.00%, 10/01/33 (c)	1,000		1,000,844
District of Columbia, Federal Highway Grant Anticipation (RB) (SAW) 5.00%, 12/01/34 (c)	2,250		2,457,052
District of Columbia, Georgetown University Issue (RB) 5.00%, 04/01/30 (c)	645		672,109
District of Columbia, Income Tax, Series A (RB) 4.00%, 03/01/40 (c)	2,000		2,011,916
District of Columbia, Series A (GO)
5.00%, 01/01/37 (c)	1,000		1,140,333
5.00%, 06/01/33 (c)	580		608,995
5.00%, 06/01/34 (c)	1,000		1,049,777
5.00%, 06/01/35 (c)	750		803,908
District of Columbia, Series A (RB) 5.00%, 03/01/36 (c)	1,000		1,089,048
District of Columbia, Series C (GO) 5.00%, 06/01/38 (c)	1,980		1,981,442
District of Columbia, Series C (RB) 5.00%, 05/01/36 (c)	1,000		1,101,759
District of Columbia, Series D (GO) 5.00%, 06/01/32 (c)	1,350		1,350,983
Washington Convention & Sports Authority, Series A (RB) 5.00%, 10/01/30 (c)	1,000		1,056,708
Washington Metropolitan Area Transit Authority (RB) 5.00%, 07/01/36 (c)	1,000		1,040,513
Washington Metropolitan Area Transit Authority, Series A (RB)
4.00%, 07/15/34 (c)	4,000		4,166,469
5.00%, 07/15/37 (c)	1,400		1,516,680
5.00%, 07/15/37 (c)	2,000		2,195,720
Washington Metropolitan Area Transit Authority, Series A-2 (RB)
5.00%, 07/01/34 (c)	810		849,253
5.00%, 07/01/33 (c)	550		578,495
	Par (000’s	)	Value
District of Columbia (continued)
Washington Metropolitan Area Transit Authority, Series B (RB)
5.00%, 07/01/31 (c)	$650		$684,129
5.00%, 07/01/30 (c)	555		584,299
5.00%, 07/01/37 (c)	1,140		1,181,464
5.00%, 07/01/34 (c)	1,880		1,971,106
			31,093,002
Florida: 2.8%
Broward County, Florida Tourist Development, Convention Center Expansion Project (RB) 4.00%, 09/01/36 (c)	2,000		2,032,150
Central Florida Expressway Authority (RB) (BAM) 3.00%, 07/01/34 (c)	520		481,384
Central Florida Expressway Authority, Series A (RB) 4.00%, 07/01/31 (c)	1,250		1,260,941
Central Florida Expressway Authority, Series A (RB) (BAM) 5.00%, 07/01/38 (c)	2,000		2,081,390
Central Florida Expressway Authority, Series B (RB) 4.00%, 07/01/39 (c)	2,000		1,943,629
City of Gainesville, Utilities System, Series A (RB) 5.00%, 10/01/34 (c)	1,045		1,100,841
City of Jacksonville, Series A (RB) 5.00%, 10/01/32 (c)	1,095		1,192,572
City of Orlando, Senior Tourist Development Tax, Series A (RB) (AGM)
5.00%, 11/01/31 (c)	2,000		2,093,406
5.00%, 11/01/37 (c)	560		577,755
County of Leon, Tallahassee City, Blueprint Intergovernmental Agency (RB) 5.00%, 10/01/38 (c)	1,000		1,116,734
County of Miami-Dade (RB)
0.00%, 10/01/31 (c) ^	565		416,457
0.00%, 10/01/32 (c) ^	400		281,626
5.00%, 10/01/34 (c)	2,005		2,059,670
County of Miami-Dade, Building Better Communities Program, Series A (GO)
5.00%, 07/01/30 (c)	520		535,650
5.00%, 07/01/34 (c)	555		570,187
County of Miami-Dade, Building Better Communities Program, Series A (GO) (SAW) 4.00%, 07/01/36 (c)	1,600		1,657,159
County of Miami-Dade, Expressway Authority Toll System, Series A (RB) 5.00%, 07/01/39 (c)	2,000		1,909,977

See Notes to Financial Statements

70

	Par (000’s	)	Value
Florida (continued)
County of Miami-Dade, Florida Aviation, Series A (RB) 4.00%, 10/01/39 (c)	$1,500		$1,464,784
County of Miami-Dade, Florida Transit System (RB) 4.00%, 07/01/34 (c)	865		870,449
County of Miami-Dade, Water and Sewer System (RB) 5.00%, 10/01/32 (c)	3,500		3,933,118
County of Miami-Dade, Water and Sewer System, Series A (RB) 5.00%, 10/01/32 (c)	1,500		1,522,644
County of Miami-Dade, Water and Sewer System, Series B (RB)
3.00%, 10/01/34 (c)	370		343,354
5.00%, 10/01/33 (c)	605		613,883
Florida Development Finance Corp., Lakeland Regional Health Systems (RB) 4.00%, 11/15/35 (c)	2,000		2,032,626
Florida Housing Finance Corp., Homeowner Mortgage (RB) 2.10%, 07/01/35 (c)	950		776,276
JEA Electric System, Series A (RB) 5.00%, 10/01/39 (c)	2,000		1,909,302
JEA Electric System, Series B (RB)
3.38%, 10/01/34 (c)	520		491,519
5.00%, 10/01/32 (c)	885		926,567
5.00%, 10/01/30 (c)	850		894,872
Lee Memorial Health System, Series A-1 (RB) 5.00%, 04/01/34 (c)	605		642,471
Orange County Health Facilities Authority (RB) 5.00%, 10/01/39 (c)	1,000		1,019,840
Orange County, Health Facilities Authority, Series A (RB) 5.00%, 10/01/36 (c)	1,325		1,360,581
Orange County, Tourist Development Tax (RB) 5.00%, 10/01/30	490		543,848
Polk County, School District (RB) (SAW) 5.00%, 10/01/30 (c)	1,000		1,094,452
Reedy Creek Improvement District, Series A (GO)
4.00%, 06/01/31 (c)	1,000		1,017,475
5.00%, 06/01/35 (c)	1,000		1,019,496
South Miami Health Facilities Authority, Baptist Health (RB) 5.00%, 08/15/32 (c)	800		833,798
	Par (000’s	)	Value
Florida (continued)
State of Florida, Board of Education, Public Education Capital Outlay, Series C (GO) (AMBAC) 3.00%, 06/01/35 (c)	$510		$475,145
State of Florida, Board of Education, Public Education Capital Outlay, Series E (GO)
2.38%, 06/01/31 (c)	590		529,990
3.00%, 06/01/30 (c)	1,000		964,900
State of Florida, Department of Transportation Financing Corp. (RB)
3.00%, 07/01/35 (c)	1,000		929,927
3.00%, 07/01/31 (c)	1,000		961,984
State of Florida, Department of Transportation, Federal Highway Reimbursement, Series A (RB) 5.00%, 07/01/30	880		975,300
Volusia County, School Board, Master Lease Program, Series B (CP) 5.00%, 08/01/30 (c)	1,320		1,323,916
			50,784,045
Georgia: 2.6%
Athens-Clarke County, Georgia Water and Sewerage (RB) 4.00%, 01/01/32 (c)	1,450		1,451,554
City of Atlanta, Airport Passenger Facility Charge, Series C (RB)
5.00%, 07/01/35 (c)	800		870,873
5.00%, 07/01/38 (c)	2,275		2,436,648
City of Atlanta, Water and Wastewater (RB) 5.00%, 11/01/32 (c)	1,000		1,015,313
County of Fulton (GO) 4.00%, 07/01/40 (c)	1,500		1,484,217
Dekalb County, Water and Sewerage, Series B (RB) (AGM) 5.00%, 10/01/35 (c)	1,530		1,583,666
Fulton County, Georgia Water and Sewerage, Series A (RB) 3.00%, 01/01/37 (c)	3,000		2,725,934
Georgia Housing and Finance Authority, Single Family Mortgage, Series B-1 (RB) 2.90%, 12/01/31 (c)	925		833,837
Main Street Natural Gas, Inc., Gas Supply, Series A (RB)
5.00%, 05/15/35	2,000		2,093,993
5.00%, 05/15/37	2,000		2,099,397
5.00%, 05/15/38	1,000		1,033,285
5.00%, 05/01/54 (c) (p)	2,000		2,118,961
Main Street Natural Gas, Inc., Gas Supply, Series C (RB) 5.00%, 09/01/53 (c) (p)	1,000		1,053,443

See Notes to Financial Statements

71

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(continued)

	Par (000’s	)	Value
Georgia (continued)
Main Street Natural Gas, Inc., Gas Supply, Series E (RB) 5.00%, 12/01/53 (c) (p)	$2,000		$2,113,229
Private Colleges and Universities Authority, Emory University, Series B (RB)
4.00%, 10/01/38 (c)	2,000		2,002,084
4.00%, 09/01/40 (c)	2,000		2,012,256
4.00%, 09/01/36 (c)	2,175		2,246,193
5.00%, 09/01/33	1,000		1,160,712
State of Georgia, Road and Tollway Authority (RB)
5.00%, 06/01/31 (c)	2,550		2,842,700
5.00%, 06/01/32 (c)	2,000		2,228,875
State of Georgia, Road and Tollway Authority, Series A (RB) 4.00%, 07/15/35 (c)	3,255		3,433,725
State of Georgia, Series A (GO)
4.00%, 08/01/34 (c)	935		983,979
5.00%, 02/01/32 (c)	2,000		2,101,453
5.00%, 02/01/33 (c)	1,200		1,260,612
State of Georgia, Series C (GO) 5.00%, 07/01/30 (c)	3,000		3,183,596
			46,370,535
Hawaii: 0.6%
City and County of Honolulu, Rail Transit Project, Series B (GO) 5.00%, 03/01/31 (c)	1,930		2,135,667
City and County of Honolulu, Series B (GO) 5.00%, 09/01/32 (c)	1,015		1,065,182
City and County of Honolulu, Wastewater System, Series A (RB) 4.00%, 07/01/33 (c)	970		979,714
City and County of Honolulu, Wastewater System, Series B (RB) 5.00%, 07/01/36 (c)	875		948,459
State of Hawaii (RB) 5.00%, 01/01/36 (c)	1,000		1,111,353
State of Hawaii, Department of Transportation Airports Division, Series D (RB) (BAM) 5.00%, 07/01/34 (c)	2,000		2,214,113
State of Hawaii, Series FK (GO)
3.25%, 05/01/33 (c)	1,000		958,832
5.00%, 05/01/34 (c)	690		720,926
			10,134,246
Illinois: 4.8%
Chicago O’Hare International Airport, Series A (RB) 5.00%, 01/01/35 (c)	1,000		1,092,371
Chicago O’Hare International Airport, Series A (RB) (AGM) 4.00%, 01/01/37 (c)	1,000		1,017,194
	Par (000’s	)	Value
Illinois (continued)
Chicago O’Hare International Airport, Series B (RB)
5.00%, 01/01/41 (c)	$2,120		$2,144,877
5.00%, 01/01/39 (c)	2,000		2,053,606
5.00%, 01/01/34 (c)	365		379,051
Chicago O’Hare International Airport, Series D (RB) 4.12%, 01/01/40 (c)	1,150		1,141,525
City of Chicago, Second Lien Water (RB) (AGM)
5.00%, 11/01/36 (c)	1,500		1,569,344
5.00%, 11/01/34 (c)	1,420		1,488,905
City of Chicago, Series A (GO)
5.00%, 01/01/30	1,000		1,069,149
5.00%, 01/01/33 (c)	2,455		2,640,932
5.00%, 01/01/32 (c)	1,000		1,076,852
City of Chicago, Series B (GO) 4.00%, 01/01/40 (c)	1,064		1,008,856
City of Chicago, Series C (GO) 5.00%, 01/01/38 (c)	1,150		1,152,814
City of Chicago, Wastewater Transmission, Series A (RB) (BAM) 5.00%, 01/01/40 (c)	1,000		1,100,571
City of Chicago, Wastewater Transmission, Series B (RB) 5.00%, 01/01/36 (c)	750		772,404
City of Chicago, Wastewater Transmission, Series B (RB) (AGM) 5.00%, 01/01/37 (c)	1,000		1,112,403
Illinois Finance Authority, Carle Foundation, Series A (RB)
4.00%, 08/15/38 (c)	1,500		1,497,309
4.00%, 08/15/37 (c)	1,500		1,511,344
5.00%, 08/15/35 (c)	1,000		1,103,838
Illinois Finance Authority, Clean Water Initiative (RB)
4.00%, 07/01/35 (c)	1,600		1,673,155
4.00%, 07/01/37 (c)	1,000		1,032,578
5.00%, 07/01/33 (c)	700		729,501
5.00%, 07/01/36 (c)	2,560		2,780,213
Illinois Finance Authority, Clean Water Initiative (RB) (AGM) 5.00%, 07/01/34 (c)	1,400		1,529,529
Illinois Finance Authority, Memorial Health System (RB) 5.00%, 04/01/34 (c)	1,435		1,515,934
Illinois Finance Authority, NorthShore University HealthSystem, Series A (RB)
4.00%, 08/15/40 (c)	1,625		1,589,385
5.00%, 08/15/33 (c)	1,000		1,100,300
5.00%, 08/15/34 (c)	1,295		1,420,117
5.00%, 08/15/32 (c)	1,365		1,506,870
Illinois Finance Authority, Silver Cross Hospital and Medical Centers, Series C (RB) 4.12%, 08/15/37 (c)	2,145		2,041,109

See Notes to Financial Statements

72

	Par (000’s	)	Value
Illinois (continued)
Illinois Housing Development Authority, Series B (RB) 3.45%, 10/01/33 (c)	$420		$394,154
Illinois Municipal Electric Agency Power Supply System, Series A (RB) 4.00%, 02/01/34 (c)	1,500		1,483,730
Illinois State Finance Authority, Ann & Robert H. Lurie Children’s Hospital (RB) 4.00%, 08/15/37 (c)	1,000		1,002,514
Illinois State Finance Authority, University of Chicago, Series A (RB) 5.00%, 10/01/33	1,000		1,163,713
Illinois State Municipal Electric Agency, Power Supply, Series A (RB) 4.00%, 02/01/35 (c)	2,000		1,966,382
Illinois State Toll Highway Authority, Series A (RB)
5.00%, 01/01/40 (c)	2,000		2,021,828
5.00%, 01/01/37 (c)	3,000		3,451,114
Illinois State Toll Highway Authority, Series B (RB)
5.00%, 01/01/37 (c)	1,500		1,531,835
5.00%, 01/01/40 (c)	1,000		1,017,893
Illinois State, Series C (GO) 4.00%, 10/01/40 (c)	1,000		946,574
Metropolitan Water Reclamation District of Greater Chicago (GO) (NATL-IBC FGIC) 5.25%, 12/01/35	1,000		1,199,533
Northern Illinois Municipal Power Agency, Series A (RB)
4.00%, 12/01/32 (c)	1,235		1,242,652
4.00%, 12/01/36 (c)	1,500		1,485,894
5.00%, 12/01/30 (c)	990		1,022,053
Sales Tax Securitization Corp., Series A (RB)
5.00%, 01/01/34 (c)	570		599,281
5.00%, 01/01/34 (c)	1,000		1,132,034
State of Illinois (GO)
4.00%, 10/01/34 (c)	2,000		2,004,709
4.00%, 06/01/33 (c)	2,155		2,137,769
4.00%, 07/01/37 (c)	1,000		985,462
5.00%, 05/01/36 (c)	1,000		1,088,356
5.00%, 07/01/36 (c)	1,000		1,088,627
State of Illinois (RB) 3.00%, 06/15/32 (c)	680		633,944
State of Illinois, Sales Tax, Series A (RB) (BAM) 3.00%, 06/15/32 (c)	3,000		2,796,810
State of Illinois, Sales Tax, Series C (RB) 5.00%, 06/15/30	1,000		1,095,764
State of Illinois, Series A (GO) 4.00%, 03/01/40 (c)	2,460		2,347,586
	Par (000’s	)	Value
Illinois (continued)
5.00%, 10/01/33 (c)	$2,500		$2,631,127
5.00%, 12/01/35 (c)	1,000		1,038,559
5.00%, 03/01/34 (c)	1,000		1,084,813
5.00%, 05/01/35 (c)	2,250		2,343,419
5.25%, 12/01/30 (c)	1,200		1,263,835
State of Illinois, Series B (GO) 5.00%, 11/01/30 (c)	1,000		1,074,383
			87,128,383
Indiana: 0.7%
Avon Indiana Community School Building Corp., AD Valorem Property Tax First Mortgage (RB) 5.25%, 07/15/39 (c)	1,000		1,123,369
City of Indianapolis, Indiana Water System, Series A (RB) 5.00%, 10/01/36 (c)	1,720		1,826,851
Indiana Finance Authority, First Lien Wastewater Utility (RB) 4.00%, 10/01/35 (c)	2,500		2,602,561
Indiana Finance Authority, Indiana University Health Inc., Series B (RB) 5.00%, 10/01/55 (c) (p)	1,000		1,107,031
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB) 4.25%, 11/01/30	1,545		1,534,023
Indianapolis Local Public Improvement Bond Bank, Courhouse and Jail Project, Series A (RB) 5.00%, 02/01/31 (c)	1,715		1,855,115
Indianapolis Local Public Improvement Bond Bank, Indiana Convention Center Hotel, Series E (RB) 5.50%, 03/01/38 (c)	1,000		1,097,980
Indianapolis Local Public Improvement Bond Bank, Series A (RB) (AGM) 4.00%, 06/01/39 (c)	1,000		1,005,626
			12,152,556
Iowa: 0.4%
Iowa Finance Authority (RB) 5.00%, 08/01/31 (c)	1,000		1,052,248
Iowa Finance Authority, Midwestern Disaster Area, Iowa Fertilizer Company Project (RB) 4.00%, 12/01/50 (c) (p)	3,210		3,303,985
Iowa Finance Authority, Series A (RB)
5.00%, 08/01/37 (c)	1,000		1,116,024
5.00%, 08/01/36 (c)	1,000		1,151,577
5.00%, 08/01/37 (c)	1,000		1,139,981
			7,763,815

See Notes to Financial Statements

73

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(continued)

	Par (000’s	)	Value
Kansas: 0.4%
County of Butler, Unified School District No. 385 (GO) 4.00%, 09/01/30 (c)	$500		$509,233
County of Johnson, Internal Improvement, Series A (GO) 4.00%, 09/01/34 (c)	750		758,983
Kansas Development Finance Authority, Adventhealth Hospital, Series B (RB) 5.00%, 11/15/54 (p)	2,450		2,698,754
State of Kansas, Department of Transportation, Series A (RB) 5.00%, 09/01/32 (c)	1,165		1,224,926
University of Kansas Hospital Authority (RB) 4.00%, 09/01/40 (c)	2,000		1,909,859
			7,101,755
Kentucky: 0.6%
Kentucky Public Energy Authority, Gas Supply, Series A-1 (RB)
4.00%, 08/01/52 (c) (p)	1,200		1,186,057
5.25%, 04/01/54 (c) (p)	3,000		3,172,576
Kentucky State Property and Building Commission, Project No. 119 (RB) (BAM) 5.00%, 05/01/34 (c)	3,285		3,495,756
Louisville and Jefferson County, Metro Government, Norton Healthcare, Inc., Series A (RB)
4.00%, 10/01/36 (c)	1,000		973,453
5.00%, 10/01/31 (c)	290		296,736
University of Kentucky, Series A (RB)
3.00%, 10/01/35 (c)	770		694,333
4.00%, 10/01/30 (c)	500		504,079
			10,322,990
Louisiana: 0.9%
Jefferson Sales Tax District, Parish of Jefferson, Series B (RB) (AGM)
4.00%, 12/01/37 (c)	1,300		1,314,547
5.00%, 12/01/33 (c)	615		665,004
Jefferson Sales Tax District, Series B (RB) (AGM) 4.00%, 12/01/35 (c)	500		513,364
Louisiana Local Government Environmental Facilities and Community Development Authority, Series B (RB) 2.50%, 04/01/36 (c)	1,455		1,164,549
Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project (RB) 3.50%, 11/01/32 (c)	5,040		4,758,967
	Par (000’s	)	Value
Louisiana (continued)
Louisville Public Facilities Authority, Tulane University, Series A (RB) 5.00%, 10/15/36 (c)	$1,000		$1,115,129
State of Louisiana, Series A (GO)
5.00%, 03/01/33 (c)	930		1,027,848
5.00%, 03/01/38 (c)	1,000		1,095,460
5.00%, 03/01/32 (c)	750		842,099
5.00%, 04/01/35 (c)	1,000		1,149,502
5.00%, 04/01/36 (c)	1,000		1,141,270
State of Louisiana, Series A (GO) (BAM) 5.00%, 03/01/34 (c)	910		1,005,018
			15,792,757
Maryland: 1.7%
City of Baltimore, Wastewater Project, Series C (RB) 5.00%, 07/01/39 (c)	1,500		1,508,392
County of Baltimore (GO) 4.00%, 03/01/34 (c)	890		929,323
County of Baltimore (GO) (AGC) 4.00%, 03/01/34 (c)	1,925		1,988,684
County of Baltimore (GO) (CA MTG INS) 4.00%, 03/01/36 (c)	2,420		2,488,410
County of Montgomery, Series A (GO) 3.00%, 08/01/32 (c)	750		719,945
Maryland Department of Transportation (RB) 3.00%, 09/01/31 (c)	500		479,397
Prince George’s County, Public Improvement, Series A (GO)
5.00%, 07/15/36 (c)	2,500		2,672,961
5.00%, 08/01/35 (c)	2,500		2,915,178
5.00%, 08/01/34 (c)	1,500		1,754,974
Prince George’s County, Public Improvement, Series A (GO) (SAW) 4.00%, 07/15/30 (c)	1,000		1,034,055
State of Maryland (GO) 4.00%, 06/01/30 (c)	1,500		1,497,673
State of Maryland, Department of Transportation (RB)
3.00%, 11/01/30 (c)	520		502,173
3.12%, 05/01/31 (c)	855		830,293
State of Maryland, Department of Transportation (RB) (SAW) 2.12%, 10/01/31 (c)	2,340		2,011,791
State of Maryland, Department of Transportation, Series B (RB) 4.00%, 05/01/30 (c)	750		773,800
State of Maryland, State and Local Facilities Loan (GO)
4.00%, 08/01/32 (c)	530		545,787
5.00%, 03/15/32 (c)	3,000		3,279,851
5.00%, 08/01/30 (c)	1,000		1,082,149

See Notes to Financial Statements

74

	Par (000’s	)	Value
Maryland (continued)
State of Maryland, State and Local Facilities Loan, Series A (GO)
3.00%, 08/01/31 (c)	$1,000		$964,309
5.00%, 03/15/31 (c)	1,500		1,671,813
Washington Suburban Sanitary District, Maryland Consolidated Public Improvement (GO) 5.00%, 06/01/34 (c)	1,650		1,710,061
			31,361,019
Massachusetts: 3.3%
City of Boston, Series A (GO) 5.00%, 11/01/39 (c)	2,000		2,266,260
Commonwealth of Massachusetts (RB) (BAM-TCRS NATL) 5.50%, 01/01/34	3,000		3,485,739
Commonwealth of Massachusetts (RB) (NATL) 5.50%, 01/01/34	1,000		1,139,428
Commonwealth of Massachusetts Transportation Fund, Series A (RB) 5.00%, 06/01/33 (c)	1,275		1,276,577
Commonwealth of Massachusetts, Accelerated Bridge Program, Series A (RB) 5.00%, 06/01/35 (c)	980		981,179
Commonwealth of Massachusetts, Series A (GO)
5.00%, 01/01/40 (c)	1,500		1,683,170
5.00%, 10/01/31	3,000		3,420,262
Commonwealth of Massachusetts, Series B (GO)
5.00%, 07/01/31 (c)	600		622,308
5.00%, 07/01/34 (c)	1,860		1,928,230
Commonwealth of Massachusetts, Series C (GO) 5.00%, 05/01/30	1,000		1,116,653
Commonwealth of Massachusetts, Series C (GO) (AGM) 5.00%, 05/01/31	2,665		3,019,873
Commonwealth of Massachusetts, Series D (GO)
4.00%, 11/01/37 (c)	2,000		2,051,336
4.00%, 05/01/35 (c)	1,165		1,187,761
5.00%, 07/01/36 (c)	365		402,771
Commonwealth of Massachusetts, Series D (GO) (SBG) 5.00%, 07/01/38 (c)	2,000		2,178,410
Commonwealth of Massachusetts, Series E (GO)
3.00%, 11/01/33 (c)	1,275		1,195,996
4.00%, 04/01/33 (c)	1,000		1,001,856
4.00%, 04/01/38 (c)	1,000		989,312
	Par (000’s	)	Value
Massachusetts (continued)
4.00%, 09/01/39 (c)	$3,000		$2,966,542
5.00%, 11/01/32 (c)	1,000		1,121,985
5.00%, 09/01/37 (c)	1,010		1,075,977
Commonwealth of Massachusetts, Series E (GO) (AGM) 5.00%, 05/01/31 (c)	1,100		1,100,218
Commonwealth of Massachusetts, Transportation Fund, Series A (GO) 5.00%, 12/01/33 (c)	500		521,828
Commonwealth of Massachusetts, Transportation Fund, Series A (RB) 5.00%, 06/01/37 (c)	800		892,885
Massachusetts Bay Transportation Authority Sales Tax, Series A-1 (RB)
4.00%, 07/01/38 (c)	2,000		2,045,775
5.00%, 07/01/40 (c)	1,000		1,115,916
Massachusetts Development Finance Agency, Beth Israel Lahey Health Issue, Series K (RB) 5.00%, 07/01/35 (c)	255		272,920
Massachusetts Development Finance Agency, Children’s Hospital, Series T (RB) 5.00%, 03/01/34 (c)	1,000		1,166,024
Massachusetts Development Finance Agency, Harvard University Issue, Series A (RB) 4.00%, 07/15/36 (c)	1,035		1,046,067
Massachusetts Development Finance Agency, Harvard University Issue, Series B (RB)
4.00%, 02/15/36	1,000		1,093,786
5.00%, 02/15/33	2,000		2,339,267
Massachusetts Development Finance Agency, Partners Healthcare System, Series S (RB) 4.00%, 07/01/35 (c)	1,500		1,513,112
Massachusetts Development Finance Agency, Suffolk University (RB) 5.00%, 07/01/35 (c)	500		512,931
Massachusetts School Building Authority, Dedicated Sales Tax, Series C (RB) 5.00%, 08/15/37 (c)	1,150		1,169,121
Massachusetts Water Resources Authority, Series B (RB) (AGM) 5.25%, 08/01/30	2,000		2,289,092

See Notes to Financial Statements

75

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Massachusetts (continued)
Massachusetts Water Resources Authority, Series C (RB) 5.00%, 08/01/31 (c)	$2,115		$2,247,811
The Commonwealth of Massachusetts, Series A (GO) 5.00%, 03/01/36 (c)	1,000		1,167,260
University of Massachusetts Building Authority (RB)
5.00%, 11/01/30 (c)	1,020		1,087,186
5.00%, 11/01/34 (c)	750		819,403
5.00%, 05/01/34 (c)	1,220		1,333,962
University of Massachusetts Building Authority (RB) (SD CRED PROG) 5.00%, 11/01/32 (c)	500		547,022
			59,393,211
Michigan: 1.5%
Detroit City School District, Series A (GO) (AGM) 5.25%, 05/01/32	2,220		2,505,706
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series A (RB) 5.00%, 07/01/37 (c)	3,000		3,414,598
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series B (RB)
5.00%, 07/01/30 (c)	500		516,515
5.00%, 07/01/31 (c)	570		588,495
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series C (RB) 5.00%, 07/01/33 (c)	1,025		1,058,164
Kalamazoo Michigan Hospital Facilities, Bronson Healthcare Group (RB) 4.00%, 05/15/36 (c)	2,000		2,003,736
Michigan Finance Authority Hospital, McLaren Health Care, Series A (RB) 5.00%, 05/15/38 (c)	1,500		1,509,841
Michigan Finance Authority, Henry Ford Health System (RB) 3.00%, 11/15/33 (c)	355		335,167
Michigan Finance Authority, Local Government Loan Program, Series H-1 (RB) 5.00%, 10/01/34 (c)	725		727,390
Michigan Finance Authority, Trinity Health Credit Group, Series A (RB)
4.00%, 12/01/40 (c)	1,000		967,676
5.00%, 12/01/35 (c)	585		609,614
5.00%, 12/01/34 (c)	2,000		2,090,040
	Par (000’s	)	Value
Michigan (continued)
Michigan State Housing Development Authority, Series A (RB) 4.30%, 10/01/40 (c)	$725		$724,971
Michigan State Housing Development Authority, Series B (RB) 4.50%, 12/01/38 (c)	1,500		1,526,919
Michigan State University, Series A (RB) 5.00%, 08/15/40 (c)	2,000		2,015,748
State of Michigan, Building Authority, Series I (RB) 5.00%, 10/15/32 (c)	570		590,068
State of Michigan, Environmental Program (GO) 3.00%, 05/01/30 (c)	410		393,767
State of Michigan, Environmental Program, Series A (GO) 3.00%, 05/15/36 (c)	750		685,316
State of Michigan, Housing Development Authority, Single-Family Mortgage, Series B (RB) 3.10%, 12/01/31 (c)	1,370		1,274,217
State of Michigan, Trunk Line Fund (RB) 5.00%, 11/15/36 (c)	1,000		1,154,683
State of Michigan, Trunk Line Fund, Series A (RB) 5.00%, 11/15/35 (c)	1,900		2,144,613
			26,837,244
Minnesota: 0.8%
County of Hennepin, Minnesota First Lien Sales Tax, Series A (RB) 5.00%, 12/15/31 (c)	1,000		1,036,076
Minneapolis-St. Paul Metropolitan Airports Commission, Series B (RB) 5.00%, 01/01/31 (c)	325		340,013
Minnesota Agricultural & Economic Development Board (RB) 5.00%, 01/01/38 (c)	1,000		1,111,956
Minnesota Public Facilities Authority, Series A (RB)
5.00%, 03/01/33 (c)	1,500		1,546,085
5.00%, 03/01/31	1,000		1,128,883
Regents of the University of Minnesota, Series B (RB) 5.00%, 12/01/31 (c)	1,000		1,059,379
State of Minnesota, Various Purpose, Series A (GO)
5.00%, 08/01/33 (c)	1,000		1,101,978
5.00%, 08/01/36 (c)	1,000		1,093,777
5.00%, 08/01/37 (c)	2,000		2,204,287
5.00%, 08/01/36 (c)	2,000		2,220,055

See Notes to Financial Statements

76

	Par (000’s	)	Value
Minnesota (continued)
State of Minnesota, Various Purpose, Series D (GO) 3.00%, 10/01/30 (c)	$1,000		$971,851
White Bear Lake, independent School District No. 624, Series A (GO) (SD CRED PROG) 3.00%, 02/01/33 (c)	1,000		958,132
			14,772,472
Mississippi: 0.1%
State of Mississippi, Series A (RB)
5.00%, 10/15/36 (c)	550		566,323
5.00%, 10/15/34 (c)	1,000		1,038,039
			1,604,362
Missouri: 0.5%
City of Springfield, Public Utility (RB) 4.00%, 08/01/31 (c)	1,000		1,000,719
County of St. Louis, Hazewood School District, Series A (GO) (BAM) 5.00%, 03/01/38 (c)	1,000		1,101,901
Curators of the University of Missouri, Series B (RB) 5.00%, 11/01/30	1,400		1,570,603
Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Series A (RB) 4.00%, 12/01/32 (c)	685		691,321
Springfield School District No. R-12 (GO) 4.00%, 03/01/34 (c)	650		671,894
Springfield School District No. R-12 (GO) (SAW)
4.00%, 03/01/35 (c)	2,415		2,489,546
5.00%, 03/01/36 (c)	450		486,206
St. Louis School District, Board of Education (GO) (AGM) 5.00%, 04/01/37 (c)	1,000		1,111,222
			9,123,412
Nebraska: 0.6%
Central Plains Energy Project, Gas Project Crossover No. 3, Series A (RB)
5.00%, 09/01/31	1,215		1,279,112
5.00%, 09/01/32	1,280		1,346,379
5.00%, 09/01/34	4,300		4,536,319
5.00%, 09/01/35	2,000		2,099,946
Nebraska Public Power District, Series B (RB) 5.00%, 01/01/37 (c)	1,000		1,012,838
			10,274,594
Nevada: 0.9%
Clark County School District, Limited Tax, Series A (GO) 5.00%, 06/15/40 (c)	1,000		1,100,684
Clark County, Nevada Airport System, Series A-2 (RB) 5.00%, 07/01/30 (c)	1,000		1,001,626
	Par (000’s	)	Value
Nevada (continued)
5.00%, 07/01/35 (c)	$1,500		$1,502,438
Clark County, Nevada Limited Tax, Flood Control (GO) 4.00%, 11/01/33 (c)	1,675		1,681,473
Clark County, Nevada McCarran International Airport, Passenger Facility, Series E (RB) 5.00%, 07/01/32 (c)	470		512,013
Clark County, School District, Series A (GO) 4.00%, 06/15/41 (c)	1,000		988,177
Clark County, School District, Series A (GO) (AGM)
5.00%, 06/15/34 (c)	915		1,003,221
5.00%, 06/15/32 (c)	1,000		1,097,448
Clark County, School District, Series B (GO) (BAM) 3.00%, 06/15/38 (c)	1,500		1,279,201
Clark County, School District, Series C (GO) 5.00%, 06/15/32 (c)	1,050		1,104,829
Clark County, Transportation Improvement, Limited Tax, Series B (GO) 4.00%, 12/01/39 (c)	2,245		2,259,200
County of Clark, Motor Vehicle Fuel Tax (RB) (AGM) 4.00%, 07/01/40 (c)	1,105		1,099,621
Las Vegas Valley Water District, Series C (GO) 3.00%, 06/01/32 (c)	1,000		951,094
State of Nevada, Highway Improvement, Motor Vehicle Fuel Tax (RB) (AGM)
4.00%, 12/01/33 (c)	760		777,225
4.00%, 12/01/32 (c)	760		779,000
			17,137,250
New Jersey: 3.8%
Casino Reinvestment Development Authority, Luxury Tax (RB) 5.25%, 11/01/39 (c)	1,210		1,213,063
County of Camden, Board of Education of Township of Cherry Hill (GO) 4.00%, 08/01/35 (c)	1,000		1,032,423
County of Hudson (GO)
2.00%, 11/15/34 (c)	2,000		1,608,020
2.00%, 11/15/35 (c)	685		539,690
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB) (BAM) 3.12%, 07/01/31 (c)	755		727,222

See Notes to Financial Statements

77

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New Jersey (continued)
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Series A (RB) (AGM) 5.00%, 11/01/33 (c)	$1,000		$1,085,591
New Jersey Economic Development Authority, School Facilities Construction, Series LLL (RB)
5.00%, 06/15/37 (c)	1,970		2,106,156
5.00%, 06/15/36 (c)	1,250		1,346,370
New Jersey Economic Development Authority, School Facilities Construction, Series MMM (RB) 4.00%, 06/15/36 (c)	1,080		1,088,240
New Jersey Economic Development Authority, School Facilities Construction, Series QQQ (RB)
4.00%, 06/15/36 (c)	2,455		2,486,713
4.00%, 06/15/39 (c)	1,000		992,377
New Jersey Economic Development Authority, School Facilities Construction, Series SSS (RB) 5.00%, 06/15/34	1,500		1,721,677
New Jersey Educational Facilities Authority, Princeton University, Series A-2 (RB) 5.00%, 03/01/41 (c)	2,500		2,812,114
New Jersey Educational Facilities Authority, Princeton University, Series C (RB)
2.00%, 03/01/37 (c)	1,975		1,483,974
2.00%, 03/01/36 (c)	1,000		777,463
2.00%, 03/01/38 (c)	2,000		1,439,451
New Jersey Educational Facilities Authority, Princeton University, Series I (RB) 5.00%, 07/01/32 (c)	500		529,455
New Jersey Health Care Facilities Financing Authority, Inspira Health, Series A (RB) 3.38%, 07/01/34 (c)	360		348,095
New Jersey Health Care Facilities Financing Authority, Valley Health System (RB) 5.00%, 07/01/31 (c)	1,000		1,076,580
New Jersey State Turnpike Authority, Series B (RB)
5.00%, 01/01/34 (c)	2,900		3,081,122
5.00%, 01/01/33 (c)	1,080		1,147,957
New Jersey Transportation Trust Fund Authority, Series A (RB)
4.00%, 12/15/31 (c)	2,830		2,892,951
4.00%, 06/15/40 (c)	1,000		986,025
4.25%, 06/15/40 (c)	3,045		3,072,601
	Par (000’s	)	Value
New Jersey (continued)
5.00%, 12/15/36 (c)	$1,000		$1,056,261
5.00%, 12/15/33 (c)	1,395		1,490,863
5.00%, 12/15/34 (c)	1,100		1,172,298
5.00%, 06/15/30 (c)	435		446,220
New Jersey Transportation Trust Fund Authority, Series A-1 (RB) 4.10%, 06/15/31 (c)	780		785,859
New Jersey Transportation Trust Fund Authority, Series AA (RB)
4.00%, 06/15/39 (c)	1,000		993,493
4.12%, 06/15/39 (c)	1,000		992,993
4.75%, 06/15/38 (c)	2,950		2,972,238
5.00%, 06/15/40 (c)	1,000		1,090,170
New Jersey Transportation Trust Fund Authority, Series BB (RB) 4.00%, 06/15/36 (c)	1,045		1,058,740
New Jersey Transportation Trust Fund Authority, Series D (RB) 5.00%, 06/15/32 (c)	1,720		1,729,882
New Jersey Turnpike Authority, Series A (RB) 5.00%, 01/01/34 (c)	4,000		4,005,195
New Jersey Turnpike Authority, Series G (RB) 5.00%, 01/01/36 (c)	3,000		3,175,433
New Jersey Turnpike Authority, Series G (RB) (AGM) 4.00%, 01/01/33 (c)	2,130		2,180,268
State of New Jersey, Various Purposes (GO)
2.00%, 06/01/30 (c)	3,000		2,632,212
2.00%, 06/01/34 (c)	3,000		2,410,922
5.00%, 06/01/38 (c)	2,000		2,144,752
Tobacco Settlement Financing Corp., Series A (RB)
5.00%, 06/01/31 (c)	500		528,471
5.00%, 06/01/32 (c)	2,755		2,910,998
			69,372,598
New Mexico: 0.1%
State of New Mexico (GO) 5.00%, 03/01/33	1,000		1,157,655
New York: 18.5%
Battery Park City Authorization, Series B (RB) 5.00%, 11/01/36 (c)	1,000		1,167,211
City of New York Trust for Cultural Resources, Lincoln Center for Performing Arts Inc., Series A (RB) 4.00%, 12/01/34 (c)	3,000		3,126,869
City of New York, Housing Development Corp., Series G-1 (RB) 3.10%, 11/01/32 (c)	500		461,187

See Notes to Financial Statements

78

	Par (000’s	)	Value
New York (continued)
City of New York, Series A (GO)
4.00%, 08/01/34 (c)	$485		$488,490
4.00%, 08/01/38 (c)	600		601,091
5.00%, 08/01/37 (c)	1,000		1,123,819
5.00%, 09/01/34 (c)	2,170		2,471,650
City of New York, Series A-1 (GO) 5.00%, 09/01/37 (c)	2,000		2,224,969
City of New York, Series B-1 (GO)
5.00%, 10/01/31 (c)	500		546,554
5.00%, 10/01/32 (c)	1,125		1,228,753
5.00%, 11/01/30	1,000		1,111,233
5.25%, 10/01/40 (c)	1,575		1,759,825
City of New York, Series C (GO) 5.00%, 08/01/33 (c)	1,165		1,175,293
City of New York, Series D (GO) 4.00%, 04/01/41 (c)	1,000		982,069
City of New York, Series D-1 (GO) (BAM) 5.00%, 03/01/37 (c)	1,565		1,698,605
City of New York, Series E (GO)
5.00%, 04/01/37 (c)	1,000		1,123,291
5.00%, 08/01/30 (c)	540		557,580
City of New York, Series E-1 (GO)
5.00%, 03/01/39 (c)	2,000		2,098,651
5.00%, 03/01/32 (c)	1,015		1,079,597
5.25%, 03/01/34 (c)	1,000		1,071,683
5.25%, 03/01/31 (c)	1,500		1,610,218
City of New York, Series F-1 (GO)
5.00%, 08/01/38 (c)	1,000		1,118,405
5.00%, 08/01/39 (c)	1,330		1,481,006
5.00%, 08/01/37 (c)	1,000		1,123,819
5.00%, 08/01/36 (c)	1,000		1,136,928
City of New York, Series I-1 (GO) 4.25%, 03/01/35 (c)	1,000		1,000,080
City of New York, Series L (GO) 5.00%, 04/01/32 (c)	655		710,373
City of New York, Series L-5 (GO) 5.00%, 04/01/34 (c)	1,865		2,085,920
City of New York, Series L-6 (GO) 5.00%, 04/01/30 (c)	1,000		1,085,374
County of Broome, Local Development Corp., United Health Services Hospitals, In. Project (RB) (AGM) 4.00%, 04/01/40 (c)	925		899,354
County of Monroe, Industrial Development Corp., Rochester Regional Health Project, Series A (RB) 3.00%, 12/01/37 (c)	865		666,799
	Par (000’s	)	Value
New York (continued)
County of Nassau, Interim Finance Authority, Public Benefit Corp., Series A (RB)
4.00%, 11/15/35 (c)	$1,000		$1,060,789
5.00%, 11/15/35 (c)	1,500		1,709,663
County of Suffolk, New York Water System, Series A (RB) 5.00%, 06/01/36 (c)	1,515		1,628,242
County of Suffolk, Public Improvement, Series C (GO)
4.00%, 09/01/36 (c)	1,000		1,031,389
5.00%, 09/01/35 (c)	1,500		1,660,484
Hudson Yards Infrastructure Corp., Series A (RB)
5.00%, 02/15/31 (c)	1,400		1,464,477
5.00%, 02/15/33 (c)	460		481,038
5.00%, 02/15/32 (c)	1,700		1,778,127
Long Island Power Authority, Electric System (RB)
5.00%, 09/01/33 (c)	750		796,419
5.00%, 09/01/31 (c)	305		324,119
5.00%, 09/01/32 (c)	500		531,070
Long Island Power Authority, Electric System, Series A (RB)
3.00%, 09/01/36 (c)	450		421,732
5.00%, 09/01/36 (c)	1,500		1,658,697
Long Island Power Authority, Electric System, Series B (RB) 5.00%, 09/01/36 (c)	2,000		2,063,894
Metropolitan Transportation Authority, Series A (RB)
4.00%, 11/15/33 (c)	340		337,768
5.00%, 11/15/40 (c)	1,000		1,090,743
Metropolitan Transportation Authority, Series A-1 (RB) 4.00%, 11/15/40 (c)	1,000		981,160
Metropolitan Transportation Authority, Series A-2 (RB) 5.00%, 11/15/45 (p)	1,935		2,074,553
Metropolitan Transportation Authority, Series C-1 (RB)
4.00%, 11/15/32 (c)	1,980		1,994,850
4.00%, 11/15/34 (c)	395		397,191
5.00%, 11/15/31 (c)	1,445		1,529,813
5.00%, 11/15/33 (c)	2,540		2,685,426
5.00%, 11/15/30 (c)	1,540		1,629,766
5.00%, 11/15/34 (c)	810		855,569
Metropolitan Transportation Authority, Series C-2 (RB) 0.00%, 11/15/33 ^	1,035		717,310
Metropolitan Transportation Authority, Series D (RB)
3.12%, 11/15/35 (c)	265		234,974
4.00%, 11/15/32 (c)	400		400,950
5.00%, 11/15/30 (c)	1,085		1,148,244
5.00%, 11/15/32 (c)	1,570		1,660,908
5.00%, 11/15/33 (c)	535		565,631

See Notes to Financial Statements

79

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
Metropolitan Transportation Authority, Series D-1 (RB) (BAM) 5.00%, 11/15/33 (c)	$2,000		$2,039,067
Metropolitan Transportation Authority, Series E (RB) 5.00%, 11/15/30	1,000		1,108,596
New York City Housing Development Corp., Multi-Family Housing, Series A (RB) (AGC) 2.90%, 11/01/37 (c)	1,000		849,354
New York City Housing Development Corp., Multi-Family Housing, Series A-1-C (RB) 2.35%, 11/01/35 (c)	1,100		890,132
New York City Housing Development Corp., Multi-Family Housing, Series I-1 (RB) 2.35%, 11/01/40 (c)	525		377,428
New York City Industrial Development Agency, Queens Baseball Stadium Project, Series A (RB) (AGM)
4.00%, 01/01/32 (c)	500		517,377
5.00%, 01/01/31	2,700		2,973,109
New York City Industrial Development Agency, Yankee Stadium Project, Series A (RB) (AGM)
4.00%, 03/01/32 (c)	2,500		2,572,315
4.00%, 03/01/31 (c)	2,765		2,845,876
New York City Municipal Water Finance Authority, Series AA (RB) 5.00%, 06/15/32 (c)	1,000		1,099,349
New York City Municipal Water Finance Authority, Series CC-1 (RB) 5.00%, 06/15/38 (c)	1,000		1,029,695
New York City Municipal Water Finance Authority, Series DD (RB)
5.00%, 06/15/34 (c)	3,685		4,288,911
5.00%, 06/15/34	5,360		6,311,024
New York City Municipal Water Finance Authority, Series FF-2 (RB) 5.00%, 06/15/33 (c)	500		545,134
New York City Transitional Finance Authority Building Aid, Series S (RB) (SAW)
4.00%, 07/15/35 (c)	1,015		1,061,117
5.00%, 07/15/40 (c)	1,305		1,312,599
	Par (000’s	)	Value
New York (continued)
New York City Transitional Finance Authority Future Tax, Series A-1 (RB)
5.00%, 05/01/37 (c)	$1,000		$1,135,790
5.00%, 05/01/36 (c)	1,000		1,145,984
New York City Transitional Finance Authority Future Tax, Series F-1 (RB) 5.00%, 02/01/39 (c)	1,000		1,116,203
New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW) 4.00%, 07/15/36 (c)	1,375		1,427,491
New York City Transitional Finance Authority, Building Aid, Series S-2 (RB) (SAW) 5.00%, 07/15/31 (c)	1,010		1,079,269
New York City Transitional Finance Authority, Building Aid, Series S-3 (RB) (SAW)
5.00%, 07/15/33 (c)	1,605		1,712,326
5.00%, 07/15/35 (c)	1,000		1,065,196
New York City Transitional Finance Authority, Building Aid, Series S-4 (RB) (SAW) 5.00%, 07/15/33 (c)	500		533,435
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A (RB)
3.00%, 11/01/37 (c)	2,000		1,776,786
5.00%, 11/01/36 (c)	3,000		3,315,120
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1 (RB)
4.00%, 05/01/31 (c)	630		634,876
5.00%, 11/01/32 (c)	1,000		1,135,197
5.00%, 05/01/33 (c)	450		462,178
5.00%, 05/01/35 (c)	655		672,216
5.00%, 05/01/34 (c)	880		903,472
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B (RB)
4.00%, 08/01/35 (c)	2,000		2,010,127
5.00%, 05/01/36 (c)	1,000		1,152,963
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B-1 (RB)
4.00%, 08/01/39 (c)	1,190		1,197,108
5.00%, 11/01/32 (c)	1,065		1,119,535
5.00%, 11/01/34 (c)	2,980		2,981,413
5.00%, 08/01/32 (c)	1,345		1,347,340
5.00%, 08/01/33 (c)	895		922,865
5.00%, 08/01/31 (c)	690		712,086
5.00%, 08/01/32 (c)	540		557,049
5.00%, 08/01/32 (c)	1,000		1,056,233

See Notes to Financial Statements

80

	Par (000’s	)	Value
New York (continued)
5.00%, 08/01/34 (c)	$780		$827,934
5.00%, 08/01/31 (c)	1,000		1,115,763
5.00%, 08/01/34 (c)	1,000		1,129,260
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C (RB)
5.00%, 11/01/30 (c)	2,280		2,397,951
5.00%, 11/01/33 (c)	900		945,901
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB)
4.00%, 05/01/40 (c)	775		773,236
4.00%, 05/01/39 (c)	1,690		1,698,789
5.00%, 05/01/37 (c)	2,500		2,754,793
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D-1 (RB) 4.00%, 11/01/38 (c)	1,500		1,519,012
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB)
5.00%, 02/01/35 (c)	1,195		1,205,822
5.00%, 02/01/31 (c)	1,500		1,535,412
5.00%, 02/01/39 (c)	1,710		1,767,092
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series G-1 (RB) 4.00%, 11/01/30	6,000		6,345,700
New York City Transitional Finance Authority, Series C (RB) 5.00%, 05/01/33	1,000		1,158,459
New York City Transitional Finance Authority, Series D (RB)
5.00%, 11/01/39 (c)	4,300		4,860,180
5.00%, 11/01/36 (c)	1,000		1,153,269
New York City Water and Sewer System, Series AA-2 (RB) 3.00%, 06/15/40 (c)	660		557,880
New York City Water and Sewer System, Series EE (RB) (AGC) 5.00%, 06/15/40 (c)	800		850,015
New York Liberty Development Corp., Goldman Sachs Headquarters LLC (RB) 5.25%, 10/01/35	1,000		1,152,146
New York State Dormitory Authority, Memorial Sloan- Kettering Cancer Center, Series 1 (RB) 4.00%, 07/01/37 (c)	1,000		1,016,784
	Par (000’s	)	Value
New York (continued)
New York State Dormitory Authority, Montefiore Medical Center, Series A (RB) 5.00%, 08/01/30 (c)	$1,000		$1,024,978
New York State Dormitory Authority, New York University, Series A (RB)
5.00%, 07/01/30 (c)	3,000		3,047,422
5.00%, 07/01/33 (c)	1,140		1,199,121
5.00%, 07/01/32 (c)	385		414,573
5.00%, 07/01/40 (c)	400		421,943
New York State Dormitory Authority, New York University, Series A (RB) (AGC) 5.00%, 03/15/38 (c)	1,250		1,311,011
New York State Dormitory Authority, Sales Tax, Series A (RB)
5.00%, 03/15/40 (c)	1,500		1,658,570
5.00%, 03/15/36 (c)	2,000		2,283,628
5.00%, 03/15/37 (c)	1,000		1,130,613
5.00%, 03/15/34 (c)	2,150		2,152,436
5.00%, 03/15/38 (c)	1,310		1,311,484
New York State Dormitory Authority, School Districts Bond Financing Program, Series A (RB) (AGM) 4.00%, 10/01/35 (c)	1,315		1,350,429
New York State Dormitory Authority, School Districts Bond Financing Program, Series A (RB)
5.00%, 10/01/35 (c)	2,040		2,294,738
5.00%, 10/01/36 (c)	1,000		1,116,194
New York State Dormitory Authority, School Districts Bond Financing Program, Series A (RB) (SAW)
5.00%, 10/01/30 (c)	1,325		1,367,927
5.00%, 10/01/32 (c)	1,200		1,238,316
New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
3.00%, 03/15/38 (c)	3,120		2,759,071
4.00%, 02/15/33 (c)	1,000		1,020,176
4.00%, 02/15/36 (c)	1,235		1,254,080
4.00%, 02/15/35 (c)	2,475		2,520,501
4.00%, 03/15/37 (c)	1,075		1,097,093
4.00%, 03/15/38 (c)	2,795		2,838,107
4.00%, 03/15/37 (c)	1,135		1,156,894
5.00%, 02/15/32 (c)	595		621,537
5.00%, 02/15/31 (c)	2,115		2,208,961
5.00%, 03/15/36 (c)	3,910		4,207,909
5.00%, 03/15/35 (c)	1,950		2,106,360
5.00%, 03/15/34 (c)	2,370		2,562,797
5.00%, 03/15/37 (c)	1,000		1,143,110
5.00%, 03/15/38 (c)	1,000		1,132,581
5.00%, 03/15/41 (c)	2,000		2,217,036
5.00%, 02/15/39 (c)	2,000		2,033,827

See Notes to Financial Statements

81

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
5.00%, 03/15/39 (c)	$2,000		$2,223,874
5.25%, 03/15/38 (c)	1,305		1,396,996
New York State Dormitory Authority, State Personal Income Tax, Series B (RB)
5.00%, 02/15/34 (c)	1,095		1,104,158
5.00%, 02/15/37 (c)	2,270		2,371,238
5.00%, 02/15/31 (c)	2,000		2,108,437
New York State Dormitory Authority, State Personal Income Tax, Series D (RB)
5.00%, 02/15/33 (c)	2,000		2,210,105
5.00%, 02/15/32 (c)	940		963,941
New York State Dormitory Authority, State Personal Income Tax, Series E (RB)
4.00%, 03/15/38 (c)	1,500		1,526,044
4.00%, 03/15/37 (c)	2,000		2,046,286
New York State Dormitory Authority, State Sales Tax, Series A (RB)
5.00%, 03/15/33 (c)	1,000		1,046,473
5.00%, 03/15/34 (c)	2,110		2,203,014
5.00%, 03/15/31 (c)	515		541,139
New York State Dormitory Authority, State Sales Tax, Series C (RB)
5.00%, 03/15/31 (c)	520		554,275
5.00%, 03/15/35 (c)	1,970		2,089,278
New York State Environmental Facilities Corp., Clean Water and Drinking Water, Series A (RB) 5.00%, 06/15/40 (c)	1,000		1,129,661
New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series A (RB)
5.00%, 06/15/32 (c)	415		425,766
5.00%, 06/15/30 (c)	765		785,474
5.00%, 06/15/33 (c)	2,000		2,002,883
New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series B (RB)
4.00%, 06/15/37 (c)	1,530		1,554,546
5.00%, 06/15/36 (c)	1,250		1,363,216
New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series E (RB) 5.00%, 06/15/33 (c)	1,000		1,059,107
New York State Housing Finance Agency, Series H (RB) (AGM) 2.10%, 11/01/35 (c)	835		666,168
	Par (000’s	)	Value
New York (continued)
New York State Thruway Authority, Personal Income Tax, Series A-1 (RB) 4.00%, 03/15/40 (c)	$525		$525,433
New York State Thruway Authority, Series A (RB)
5.00%, 01/01/41 (c)	1,000		1,011,554
5.00%, 01/01/33 (c)	600		611,573
5.00%, 01/01/31 (c)	650		662,749
New York State Thruway Authority, Series B (RB) (AGM) 4.00%, 01/01/37 (c)	800		815,805
New York State Thruway Authority, Series K (RB)
5.00%, 01/01/31 (c)	2,500		2,520,476
5.00%, 01/01/32 (c)	4,335		4,370,220
New York State Thruway Authority, Series L (RB)
3.50%, 01/01/37 (c)	1,120		1,094,469
4.00%, 01/01/36 (c)	2,500		2,558,844
New York State Thruway Authority, Series P (RB) 5.00%, 01/01/38 (c)	1,000		1,129,367
New York State Thruway Authority, State Personal Income, Series A-1 (RB)
5.00%, 03/15/34 (c)	2,000		2,247,566
5.00%, 03/15/35 (c)	800		896,661
New York State Urban Development Corp., State Personal Income, Series A (RB) 5.00%, 03/15/37 (c)	1,475		1,617,965
New York State Urban Development Corp., State Personal Income, Series C (RB)
4.00%, 03/15/34 (c)	1,000		1,042,146
4.00%, 03/15/37 (c)	1,000		1,021,002
5.00%, 03/15/31 (c)	350		368,297
5.00%, 03/15/32 (c)	4,295		4,517,508
New York State Urban Development Corp., State Sales Tax, Series A (RB)
5.00%, 03/15/35 (c)	1,000		1,094,389
5.00%, 03/15/36 (c)	4,500		5,067,471
New York State, Urban Development Coporation, Series B (RB) 5.00%, 03/15/36 (c)	1,000		1,147,823
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Series C (RB)
5.00%, 12/01/30	1,150		1,255,771
5.00%, 12/01/37 (c)	1,000		1,068,446
5.00%, 12/01/35 (c)	750		812,527

See Notes to Financial Statements

82

	Par (000’s	)	Value
New York (continued)
Port Authority of New York and New Jersey, Series 184 (RB) 5.00%, 09/01/30 (c)	$2,000		$2,007,151
Port Authority of New York and New Jersey, Series 209 (RB) 5.00%, 07/15/36 (c)	500		531,919
Port Authority of New York and New Jersey, Series 211 (RB) 5.00%, 09/01/34 (c)	500		535,330
Port Authority of New York and New Jersey, Series 217 (RB) 5.00%, 11/01/36 (c)	500		545,124
Port Authority of New York and New Jersey, Series 222 (RB)
4.00%, 07/15/37 (c)	3,975		4,070,283
4.00%, 07/15/36 (c)	2,600		2,692,442
5.00%, 07/15/35 (c)	1,000		1,108,705
5.00%, 07/15/34 (c)	1,000		1,111,179
State of New York, Mortgage Agency, Series 195 (RB) 3.00%, 10/01/31 (c)	615		571,994
State of New York, Mortgage Agency, Series 205 (RB) 3.12%, 10/01/32 (c)	460		431,270
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax, Series A (RB)
5.00%, 11/15/31	1,000		1,145,033
5.00%, 11/15/34 (c)	1,000		1,157,309
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax, Series B (RB) 5.00%, 05/15/31	1,130		1,284,278
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax, Series C (RB)
5.00%, 05/15/37 (c)	1,225		1,366,220
5.00%, 11/15/36 (c)	3,000		3,442,705
Triborough Bridge and Tunnel Authority, Series A (RB) 5.00%, 05/15/40 (c)	750		842,535
Triborough Bridge and Tunnel Authority, Series B (RB)
5.00%, 11/15/31	1,000		1,140,666
5.00%, 11/15/32 (c)	1,070		1,121,649
5.00%, 11/15/33 (c)	1,255		1,315,325
5.00%, 11/15/37 (c)	1,000		1,043,458
Troy Capital Resource Corp., Rensselaer Polytechnic Institute Project, Series A (RB)
5.00%, 09/01/31 (c)	1,795		1,948,028
5.00%, 09/01/37 (c)	500		532,529
TSASC, Inc., Tobacco Settlement Bonds, Series A (RB)
5.00%, 06/01/35 (c)	845		874,018
5.00%, 06/01/33 (c)	500		518,746
Utility Debt Securitization Authority (RB) 5.00%, 12/15/36 (c)	2,830		2,878,975
	Par (000’s	)	Value
New York (continued)
5.00%, 12/15/38 (c)	$2,000		$2,106,702
Utility Debt Securitization Authority, Series A (RB)
5.00%, 12/15/32 (c)	610		630,230
5.00%, 12/15/33 (c)	2,000		2,065,914
5.00%, 12/15/35 (c)	500		515,650
Utility Debt Securitization Authority, Series E (RB) 5.00%, 12/15/35 (c)	2,000		2,326,401
			334,585,763
North Carolina: 1.3%
Charlotte-Mecklenburg Hospital Authority, Atrium Health Care, Series D (RB) 5.00%, 01/15/49 (p)	3,000		3,316,609
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Series A (RB) 4.00%, 01/15/35 (c)	1,925		1,937,899
County of Mecklenburg, Series A (GO) 4.00%, 04/01/30 (c)	900		917,790
County of Mecklenburg, Series B (GO) 2.00%, 12/01/30 (c)	250		219,748
County of Wake (RB) 3.00%, 03/01/35 (c)	1,500		1,408,632
North Carolina Charlotte Douglas International Airport, Series A (RB)
4.00%, 07/01/38 (c)	1,000		1,010,295
4.00%, 07/01/39 (c)	1,670		1,660,853
North Carolina Housing Finance Agency Home Ownership (RB) 4.60%, 07/01/37 (c)	1,000		1,030,004
North Carolina Municipal Power Agency No. 1, Series A (RB) 5.00%, 01/01/32 (c)	1,000		1,093,150
North Carolina Turnpike Authority, Triangle Expressway System (RB) 5.00%, 01/01/32 (c)	500		515,443
North Carolina Turnpike Authority, Triangle Expressway System, Series A (RB)
4.00%, 01/01/35 (c)	800		819,902
4.00%, 01/01/33 (c)	890		912,966
4.00%, 01/01/34 (c)	360		369,209
State of North Carolina, Department of State Treasurer, Series B (GO) 2.12%, 06/01/36 (c)	625		498,524
State of North Carolina, Series A (GO) 3.00%, 06/01/34 (c)	380		364,071

See Notes to Financial Statements

83

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
North Carolina (continued)
5.00%, 06/01/30 (c)	$1,140		$1,232,916
5.00%, 06/01/31 (c)	1,100		1,231,465
State of North Carolina, Series A (RB)
5.00%, 05/01/31 (c)	1,000		1,095,831
5.00%, 05/01/34 (c)	1,000		1,145,515
State of North Carolina, Series B (RB) 3.00%, 05/01/31 (c)	800		766,399
University of North Carolina at Chapel Hill, Series B (RB) 5.00%, 12/01/37 (c)	1,000		1,128,347
			22,675,568
Ohio: 1.7%
Akron Bath Copley Joint Township Hospital District, Summa Health (RB)
4.00%, 11/15/35 (c)	1,000		949,060
4.00%, 11/15/36 (c)	1,000		936,709
American Municipal Power, Inc., Spairie State Campus Project, Series A (RB) 5.00%, 02/15/37 (c)	1,000		1,120,311
American Municipal Power, Inc., Spairie State Campus Project, Series A (RB) 4.00%, 02/15/34 (c)	1,520		1,582,948
Buckeye Tobacco Settlement Financing Authority, Series A-2 (RB)
5.00%, 06/01/32 (c)	500		537,184
5.00%, 06/01/33 (c)	500		536,507
5.00%, 06/01/34 (c)	3,000		3,212,220
City of Columbus, Various Purpose, Series A (GO) 5.00%, 04/01/30	1,000		1,114,366
City of Columbus, Various Purpose, Series B (GO) 5.00%, 04/01/31 (c)	1,245		1,362,457
County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB)
5.00%, 08/01/30 (c)	1,030		1,091,737
5.00%, 12/01/30 (c)	1,000		1,095,015
County of Butler, Ohio Hospital Facilities, UC Health (RB) 4.00%, 11/15/37 (c)	500		445,392
County of Hamilton, Series A (RB) 4.00%, 12/01/31 (c)	1,000		1,011,682
Northeast Ohio Regional Sewer District (RB) 3.00%, 11/15/35 (c)	1,000		923,293
Ohio Turnpike and Infrastructure Commission, Series A (RB)
5.00%, 02/15/31 (c)	500		532,314
5.00%, 02/15/32 (c)	500		532,102
	Par (000’s	)	Value
Ohio (continued)
Ohio Water Development Authority, Drinking Water, Series A (RB) 5.00%, 12/01/36 (c)	$1,335		$1,491,119
Ohio Water Development Authority, Fresh Water (RB) 5.00%, 12/01/37 (c)	1,760		1,904,074
Ohio Water Development Authority, Water Pollution Control, Series A (RB)
5.00%, 12/01/31 (c)	2,065		2,172,274
5.00%, 12/01/37 (c)	1,970		2,155,630
5.00%, 06/01/33 (c)	1,000		1,113,935
5.00%, 12/01/40 (c)	1,000		1,127,439
State of Ohio Hospital, Cleveland Clinic Health System, Series A (RB) 4.00%, 01/01/34 (c)	760		776,186
State of Ohio, Cleveland Clinic System, Series B (RB) (BAM) 4.00%, 01/01/41 (c)	835		821,109
State of Ohio, Highway Capital Improvement, Series T (GO) 5.00%, 05/01/33 (c)	1,000		1,048,893
State of Ohio, Major New Infrastructure Project (RB) 5.00%, 12/15/31	1,225		1,392,675
			30,986,631
Oklahoma: 0.2%
Grand River Dam Authority, Series A (RB)
4.00%, 06/01/33 (c)	2,000		2,015,503
5.00%, 06/01/31 (c)	515		531,289
Oklahoma Turnpike Authority, Series C (RB) 5.00%, 01/01/35 (c)	565		589,283
			3,136,075
Oregon: 1.3%
Asante Health System, Hospital Facilities Authority of the City of Medford, Asante Projects, Series A (RB) 5.00%, 08/15/33 (c)	720		781,845
Asante Health System, Hospital Facilities Authority of the City of Medford, Asante Projects, Series A (RB) (AGM) 5.00%, 08/15/34 (c)	700		757,877
City of Portland Oregon, Sewer System, Series A (RB) 3.00%, 03/01/37 (c)	2,350		2,096,925
Corvallis School District No. 509J, Series B (GO) (SBG) 5.00%, 06/15/35 (c)	1,285		1,371,246
Hillsboro School District No. 1J (GO) (SBG)
5.00%, 06/15/35 (c)	590		614,860
5.00%, 06/15/31 (c)	1,000		1,049,373

See Notes to Financial Statements

84

	Par (000’s	)	Value
Oregon (continued)
Marion and Polk County, Salem-Keizer School District No. 24J, Series B (GO) (SBG)
4.00%, 06/15/35 (c)	$740		$757,010
5.00%, 06/15/32 (c)	545		584,488
Marion and Polk County, Salem-Keizer School District No. 24J, Series C (GO) (SBG) 4.00%, 06/15/38 (c)	2,000		2,024,821
Multnomah and Clackamas Counties, School District No. 10JT, Series B (GO) (SBG)
0.01%, 06/15/33 (c)	1,010		687,056
0.01%, 06/15/32 (c)	1,215		866,187
Multnomah County School District No. 1J, Series B (GO) (SBG) 3.00%, 06/15/33 (c)	1,280		1,213,545
Multnomah County, School District No. 1J (GO) (SBG) 5.00%, 06/15/35 (c)	1,000		1,159,889
Portland Community College District (GO) 5.00%, 06/15/36 (c)	1,000		1,142,746
State of Oregon, Department of Transportation, Highway User Tax, Series A (RB)
4.00%, 11/15/38 (c)	3,000		3,053,842
5.00%, 11/15/36 (c)	1,650		1,802,361
5.00%, 11/15/36 (c)	1,000		1,106,470
State of Oregon, Series A (GO) 5.00%, 05/01/36 (c)	1,000		1,151,064
Tri-County Metropolitan Transportation District of Oregon, Series A (RB) 3.25%, 10/01/34 (c)	570		549,847
			22,771,452
Pennsylvania: 3.8%
Allegheny County Hospital Development Authority, Series A (RB)
5.00%, 04/01/33 (c)	1,120		1,172,728
5.00%, 07/15/30 (c)	360		388,587
5.00%, 07/15/33 (c)	810		869,506
Allegheny County Sanitary Authority Sewer (RB) 5.00%, 12/01/35 (c)	1,000		1,012,148
City of Philadelphia, Gas Works (RB)
5.00%, 10/01/33 (c)	680		697,436
5.00%, 10/01/32 (c)	970		995,772
5.00%, 10/01/30 (c)	880		905,019
5.00%, 10/01/31 (c)	735		755,212
City of Philadelphia, Series A (RB) (AGC) 4.00%, 07/01/36 (c)	1,000		1,009,236
City of Philadelphia, Series B (GO) 5.00%, 02/01/37 (c)	1,500		1,601,942
	Par (000’s	)	Value
Pennsylvania (continued)
Commonwealth Financing Authority, Series A (RB) 5.00%, 06/01/33 (c)	$1,595		$1,611,361
Commonwealth of Pennsylvania (GO)
3.00%, 01/01/31 (c)	510		490,259
3.00%, 09/15/35 (c)	1,055		983,325
4.00%, 02/01/32 (c)	1,500		1,512,056
4.00%, 05/15/32 (c)	2,000		2,110,190
4.00%, 08/15/34 (c)	1,500		1,503,880
5.00%, 09/01/32	2,000		2,303,446
5.00%, 09/01/37 (c)	1,000		1,135,080
Geisinger Authority Health System, Series A (RB)
4.00%, 04/01/39 (c)	1,000		977,751
5.00%, 02/15/39 (c)	3,100		3,174,652
Geisinger Authority Health System, Series C (RB) 5.00%, 04/01/43 (c) (p)	2,000		2,142,288
Lancaster County, Hospital Authority, Penn State Health (RB) 5.00%, 11/01/38 (c)	1,100		1,152,994
Pennsylvania Economic Development Financing Authority, UPMC, Series A (RB) 3.38%, 11/15/33 (c)	1,000		979,648
Pennsylvania Higher Educational Facilities Authority, Trustee of University, Series A (RB) 4.00%, 08/15/31 (c)	1,000		1,010,015
Pennsylvania Higher Educational Facilities Authority, Trustee of University, Series B (RB) 5.00%, 10/01/34 (c)	2,675		2,722,397
Pennsylvania Housing Finance Agency, Single Family Mortgage (RB)
2.80%, 10/01/31 (c)	700		638,581
3.20%, 10/01/31 (c)	425		399,851
3.65%, 10/01/32 (c)	315		304,129
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series B (RB)
3.20%, 10/01/32 (c)	300		278,237
3.45%, 10/01/32 (c)	620		585,767
Pennsylvania State System of Higher Education, Series AT-1 (RB) 4.00%, 06/15/34 (c)	765		767,938
Pennsylvania Turnpike Commission (RB) 5.00%, 12/01/32 (c)	1,000		1,004,312

See Notes to Financial Statements

85

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(continued)

	Par (000’s	)	Value
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Motor License (RB) 4.00%, 12/01/37 (c)	$2,000		$2,009,820
Pennsylvania Turnpike Commission, Series A (RB)
5.00%, 12/01/32 (c)	750		776,918
5.00%, 12/01/37 (c)	1,250		1,331,442
5.00%, 12/01/30 (c)	500		546,611
5.00%, 12/01/37 (c)	1,000		1,070,214
5.00%, 12/01/33 (c)	1,000		1,134,255
Pennsylvania Turnpike Commission, Series B (RB)
4.00%, 12/01/38 (c)	1,000		1,008,319
4.00%, 12/01/37 (c)	1,025		1,046,144
4.00%, 12/01/36 (c)	1,000		1,029,245
5.00%, 12/01/34 (c)	1,010		1,030,626
5.00%, 06/01/36 (c)	2,650		2,712,448
5.00%, 12/01/34 (c)	700		783,177
Pennsylvania Turnpike Commission, Series B (RB) (AGM)
5.00%, 06/01/34 (c)	510		539,362
5.00%, 06/01/33 (c)	1,735		1,814,432
Pittsburgh Water and Sewer Authority, Series B (RB) (AGM)
5.00%, 09/01/31	1,460		1,649,107
5.00%, 09/01/32	2,000		2,289,134
5.00%, 09/01/33	2,000		2,317,896
School District of Philadelphia, Series F (GO) (SAW)
5.00%, 09/01/38 (c)	1,570		1,585,453
5.00%, 09/01/37 (c)	1,000		1,011,166
5.00%, 09/01/32 (c)	485		492,992
State of Pennsylvania (GO) 5.00%, 09/01/31	2,000		2,271,723
State Public School Building Authority, School District of Philadelphia Project, Series A (RB) (AGM)
5.00%, 06/01/33 (c)	1,225		1,258,276
5.00%, 06/01/32 (c)	1,750		1,797,536
			68,702,039
Rhode Island: 0.3%
Rhode Island Health and Educational Building Corp., Financing Program, Series F (RB) 4.00%, 05/15/39 (c)	1,000		1,000,408
Rhode Island Health and Educational Building Corp., Hospital Financing (RB) 5.00%, 05/15/34	1,000		1,108,535
Rhode Island Housing and Mortgage Finance Corp., Series A (RB) (AGM) 2.10%, 10/01/35 (c)	1,000		811,903
	Par (000’s	)	Value
Rhode Island (continued)
State of Rhode Island, Series A (GO) 5.00%, 08/01/39 (c)	$2,000		$2,226,255
Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/40 (c)	1,000		1,007,401
			6,154,502
South Carolina: 0.7%
City of Columbia, Waterworks and Sewer System, Series B (RB) 4.00%, 02/01/41 (c)	1,000		984,544
Lancaster County, School District (GO)
3.25%, 03/01/32 (c)	325		315,384
4.00%, 03/01/35 (c)	1,000		1,014,201
Patriots Energy Group Financing Agency, Gas Supply, Series A (RB) 5.25%, 10/01/54 (c) (p)	5,000		5,261,449
Piedmont Municipal Power Agency, Series B (RB) 5.00%, 01/01/32 (c)	1,000		1,083,570
South Carolina Transportation Infrastructure Bank, Series A (RB) 5.00%, 10/01/37 (c)	1,000		1,044,415
South Carolina, Public Service Authority, Series A (RB)
4.00%, 12/01/33 (c)	1,115		1,131,579
5.00%, 12/01/37 (c)	1,500		1,523,811
Town of Mount Pleasant, South Carolina Water and Sewer System, Series A (RB) 4.00%, 06/01/39 (c)	1,000		1,000,022
			13,358,975
South Dakota: 0.2%
South Dakota Health and Educational Facilities Authority (RB)
5.00%, 09/01/40 (c)	2,750		2,812,198
5.00%, 09/01/30 (c)	255		267,098
			3,079,296
Tennessee: 1.1%
County of Shelby, Public Improvement, Series B (GO) 4.00%, 04/01/40 (c)	1,000		1,006,301
Metropolitan Government of Nashville and Davidson County (GO)
4.00%, 01/01/31 (c)	545		550,882
4.00%, 01/01/32 (c)	580		585,024
Metropolitan Government of Nashville and Davidson County, Vanderbilt University Medical Center, Series A (RB)
5.00%, 07/01/31 (c)	1,000		1,099,081
5.00%, 07/01/40 (c)	3,050		3,085,363

See Notes to Financial Statements

86

	Par (000’s	)	Value
Tennessee (continued)
Shelby County, Public Improvement, Series B (GO)
4.00%, 04/01/34 (c)	$1,000		$1,046,947
4.00%, 04/01/35 (c)	1,000		1,041,687
4.00%, 04/01/33 (c)	3,000		3,146,713
State of Tennessee, Series A (GO) 5.00%, 05/01/35 (c)	1,000		1,163,340
Tennessee Corp. Gas Supply, Series A (RB) 5.50%, 10/01/53 (c) (p)	2,000		2,103,164
Tennessee Energy Acquisition Corp., Commodity Project, Series A (RB) 5.00%, 05/01/52 (c) (p)	4,000		4,205,955
			19,034,457
Texas: 8.7%
Aldine Independent School District, Series A (GO)
4.00%, 02/15/34 (c)	675		685,341
4.00%, 02/15/33 (c)	910		924,328
Arlington Independent School District, Unlimited Tax School Building (GO)
4.00%, 02/15/35 (c)	500		513,565
4.00%, 02/15/34 (c)	1,000		1,029,052
Austin Independent School District, Unlimited Tax School Building (GO) 5.00%, 08/01/36 (c)	1,500		1,708,943
Bexar County Hospital District, Limited Tax (GO) 4.00%, 02/15/35 (c)	1,000		1,013,630
Board of Regents of the University of Texas System, Series A (RB) 5.00%, 08/15/30	2,950		3,300,353
Board of Regents of the University of Texas System, Series A (RB) (AGM) 5.00%, 08/15/31 (c)	850		929,043
City of Austin, Water and Wastewater System (RB) 5.00%, 11/15/30 (c)	1,065		1,065,907
City of Dallas, Series A (GO) 3.00%, 02/15/36 (c)	600		536,949
City of Dallas, Waterworks and Sewer System, Series A (RB)
5.00%, 10/01/30 (c)	565		583,548
5.00%, 10/01/31 (c)	600		619,697
City of Dallas, Waterworks and Sewer System, Series C (RB) 5.00%, 10/01/33 (c)	1,500		1,675,934
City of Denton, Utility System (RB) 5.00%, 12/01/31 (c)	965		999,051
City of Houston, Airport System, Series D (RB) 5.00%, 07/01/36 (c)	1,000		1,061,205
	Par (000’s	)	Value
Texas (continued)
City of Houston, Combined Utility System, First Lien, Series A (RB)
5.00%, 11/15/33 (c)	$4,500		$5,017,097
5.00%, 11/15/36 (c)	1,000		1,144,505
City of Houston, Combined Utility System, First Lien, Series C (RB) 4.00%, 11/15/36 (c)	1,500		1,538,337
City of Houston, Combined Utility System, First Lien, Series D (RB)
5.00%, 11/15/33 (c)	1,000		1,077,728
5.00%, 11/15/35 (c)	750		804,330
City of Houston, Public Improvement, Series A (GO) 5.00%, 03/01/32 (c)	1,000		1,079,642
City of Houston, Series A (GO)
5.00%, 03/01/32 (c)	520		543,448
5.00%, 03/01/31 (c)	500		522,578
City of Houston, Texas Public Improvement, Series A (GO) 5.00%, 03/01/34 (c)	1,000		1,141,445
City of San Antonio, Electric and Gas Systems (RB) 5.00%, 02/01/33 (c)	1,000		1,130,874
City of San Antonio, Electric and Gas Systems, Series B (RB)
4.00%, 02/01/33	1,000		1,048,348
5.00%, 02/01/39 (c)	1,000		1,106,888
Conroe Independent School District (GO) 5.00%, 02/15/31 (c)	1,430		1,444,508
Corpus Christi Independent School District (GO) 4.00%, 08/15/32 (c)	320		326,756
County of Bexar, Alamo Community College District (GO) 4.00%, 08/15/32 (c)	1,000		1,038,561
County of Collin, Community College District (GO)
3.25%, 08/15/33 (c)	500		495,809
4.00%, 08/15/31 (c)	925		945,111
County of Dallas, Garland Independent School District, Series A (GO) 5.00%, 02/15/37 (c)	500		565,634
County of Dallas, Highland Park Independent School District (GO) 3.00%, 02/15/35 (c)	1,540		1,414,715
County of Harris, Cultural Education Facilities Finance Corp., TECO Project (RB)
4.00%, 11/15/32 (c)	950		956,343
5.00%, 11/15/30 (c)	850		891,990

See Notes to Financial Statements

87

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(continued)

	Par (000’s	)	Value
Texas (continued)
County of Harris, Toll Road, Senior Lien, Series A (RB) 5.00%, 08/15/33 (c)	$675		$696,675
Cypress-Fairbanks Independent School District (GO)
4.00%, 02/15/31 (c)	1,735		1,736,226
4.00%, 02/15/38 (c)	1,275		1,295,006
Cypress-Fairbanks Independent School District, Series A (GO)
3.00%, 02/15/34 (c)	500		471,897
4.00%, 02/15/37 (c)	1,500		1,540,838
5.00%, 02/15/31 (c)	1,805		1,956,911
Dallas Area Rapid Transit, Senior Lien (RB) 5.00%, 12/01/33 (c)	1,835		2,015,508
Dallas Independent School District, Unlimited Tax School Building (GO)
4.00%, 02/15/31 (c)	1,000		1,052,857
5.00%, 02/15/40 (c)	1,500		1,646,679
5.00%, 02/15/36 (c)	1,000		1,132,082
5.00%, 02/15/35 (c)	1,000		1,138,176
Eagle Mountain and Saginaw Independent School District (GO) 4.00%, 08/15/32 (c)	335		338,141
EP Tuscany Zaragosa PFC Residential Development, Tuscany at Mega hills and Villas (RB) 4.00%, 12/01/33 (c)	2,000		1,904,480
Fort Bend Independent School District (GO) 5.00%, 08/15/30 (c)	2,000		2,098,562
Frisco Independent School District (GO)
4.00%, 02/15/36 (c)	1,345		1,387,167
4.00%, 02/15/32 (c)	1,350		1,402,181
5.00%, 08/15/36 (c)	2,000		2,163,369
Harris County Flood Control District Improvement, Series A (GO) 4.00%, 10/01/35 (c)	1,000		1,030,238
Harris County, Cultural Education Facilities Finance Corp., Texas Children's Hospital, Series A (RB) 3.00%, 10/01/40 (c)	1,145		960,182
Hays Consolidated Independent School District (GO) 5.00%, 02/15/40 (c)	1,000		1,092,097
Houston Independent School District, Limited Tax School House (GO)
4.00%, 02/15/39 (c)	1,000		991,080
5.00%, 02/15/34 (c)	540		565,373
	Par (000’s	)	Value
Texas (continued)
Houston Independent School District, Maintenance Tax Notes (GO) 5.00%, 07/15/32 (c)	$605		$646,932
Hurst Euless Bedford Independent School District (GO) 4.00%, 08/15/40 (c)	1,000		1,011,542
Katy Independent School District, Fort Bend, Harris and Waller Counties (GO) 5.00%, 02/15/38 (c)	2,510		2,591,629
Lone Star College System (GO)
4.00%, 02/15/32 (c)	1,500		1,506,841
5.00%, 02/15/33 (c)	400		409,846
Lower Colorado River Authority (RB) (AGM) 5.00%, 05/15/32 (c)	1,000		1,115,877
Lower Colorado River Authority, LCRA Transmission Services Corp. Project (RB) 5.00%, 05/15/37 (c)	1,250		1,345,373
Lower Colorado River Authority, LCRA Transmission Services Corp. Project, Series A (RB) (AGM) 5.00%, 05/15/36 (c)	1,000		1,127,574
Midland Independent School District, Unlimited School Building (GO) 4.00%, 02/15/39 (c)	2,555		2,587,353
New Hope Cultural Education Facilities Finance Corp. Hospital, Children’s Healthcare, Series A (RB)
4.00%, 08/15/36 (c)	1,005		1,003,699
4.00%, 08/15/40 (c)	555		537,098
North Texas Municipal Water District, Water System (RB) 5.00%, 09/01/35 (c)	715		735,206
North Texas Tollway Authority System, Series B (RB)
4.00%, 01/01/38 (c)	2,250		2,258,227
4.00%, 01/01/33 (c)	1,975		2,041,119
4.00%, 01/01/36 (c)	2,000		2,041,619
5.00%, 01/01/39 (c)	1,000		1,023,896
North Texas Tollway Authority, First Tier, Series A (RB)
4.12%, 01/01/40 (c)	2,000		2,018,568
5.00%, 01/01/33 (c)	500		510,834
5.00%, 01/01/31 (c)	1,675		1,713,840
North Texas Tollway Authority, Second Tier, Series B (RB) (AGM) 4.00%, 01/01/35 (c)	450		454,330
Northside Independent School District, Unlimited Tax (GO) 5.00%, 08/15/32 (c)	880		923,861

See Notes to Financial Statements

88

	Par (000’s	)	Value
Texas (continued)
Permanent University Fund, University of Texas System (RB) 5.00%, 07/01/33 (c)	$1,180		$1,352,626
Pflugerville Independent School District, Unlimited Tax, Series A (GO)
5.00%, 02/15/34 (c)	1,875		2,123,656
5.00%, 02/15/37 (c)	1,000		1,110,877
Plano Independent School District, Unlimited Tax (GO)
5.00%, 02/15/36 (c)	1,000		1,131,726
5.00%, 02/15/35 (c)	1,000		1,138,139
Port of Houston Authority of Harris County, Series A-2 (GO) 5.00%, 10/01/34 (c)	1,000		1,108,125
San Antonio Independent School District, Unlimited Tax School Building (GO) 4.00%, 08/15/34 (c)	500		511,625
State of Texas, Conroe Independent School Disrict (GO) 5.00%, 02/15/38 (c)	1,000		1,133,313
State of Texas, Tarrant County College District (GO) 5.00%, 08/15/40 (c)	2,020		2,206,342
State of Texas, Transportation Commission (GO) 4.00%, 10/01/32 (c)	1,525		1,508,415
State of Texas, Transportation Commission, Highway Improvement, Series A (GO) 5.00%, 04/01/30 (c)	500		516,102
Texas Department of Housing & Community Affairs, Series A (RB) (GNMA/FNMA) 3.80%, 07/01/39 (c)	1,670		1,549,263
Texas Municipal Gas Acquisition & Supply Corp. III (RB)
5.00%, 12/15/31	1,475		1,545,485
5.00%, 12/15/32	1,000		1,053,174
Texas Municipal Gas Acquisition & Supply Corp. IV, Series B (RB) 5.50%, 01/01/54 (c) (p)	3,000		3,310,157
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC I-635 Managed Lanes Project, Series A (RB) 4.00%, 06/30/36 (c)	1,390		1,407,842
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project, Series A (RB) 4.00%, 12/31/37 (c)	1,000		982,080
	Par (000’s	)	Value
Texas (continued)
Texas Transportation Commission, Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/34 (c)	$1,570		$1,573,970
Texas Transportation Commission, Highway Improvement (GO) 5.00%, 04/01/40 (c)	2,500		2,788,027
Texas Transportation Commission, Highway Improvement, Series A (GO) 5.00%, 04/01/38 (c)	1,000		1,024,905
Texas Water Development Board (RB)
3.00%, 10/15/35 (c)	750		683,991
3.00%, 10/15/36 (c)	950		848,747
3.00%, 10/15/34 (c)	500		462,823
4.00%, 10/15/35 (c)	2,000		2,007,658
4.00%, 10/15/31 (c)	2,000		2,101,989
Texas Water Development Board, Series A (RB)
3.00%, 10/15/35 (c)	2,650		2,403,558
4.00%, 10/15/34 (c)	1,000		1,001,791
4.00%, 10/15/33 (c)	400		406,506
4.00%, 10/15/34 (c)	1,000		1,014,783
4.00%, 10/15/33 (c)	600		612,413
4.60%, 10/15/39 (c)	1,000		1,072,553
4.65%, 10/15/40 (c)	2,000		2,136,271
5.00%, 04/15/30 (c)	250		263,920
Texas Water Development Board, Series B (RB)
4.00%, 10/15/37 (c)	3,000		3,028,755
4.00%, 10/15/34 (c)	1,000		1,022,886
5.00%, 10/15/32 (c)	1,500		1,615,435
Texas Water Development Board, Series D (RB) 3.00%, 10/15/37 (c)	500		436,336
Tomball Independent School District, Unlimited Tax (GO)
5.00%, 02/15/38 (c)	1,000		1,121,443
5.00%, 02/15/37 (c)	1,100		1,247,274
Travis County, Permanent Improvements, Limited Tax (GO) 5.00%, 03/01/40 (c)	1,000		1,114,738
Trinity River Authority, Regional Wastewater System (RB) 5.00%, 08/01/30 (c)	670		705,605
University of Houston, Board of Regents, Series A (RB) 5.00%, 02/15/35 (c)	1,500		1,693,045
University of Texas, Board of Regents, Series A (RB)
5.00%, 07/01/40 (c)	1,000		1,111,774
5.00%, 08/15/34 (c)	2,000		2,284,747
			156,577,072

See Notes to Financial Statements

89

VANECK INTERMEDIATE MUNI ETF

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(continued)

	Par (000’s	)	Value
Utah: 0.4%
Central Utah Water Conservancy District, Series B (RB) 4.00%, 10/01/34 (c)	$395		$401,439
Intermountain Power Agency, Utah Power Supply, Series A (RB) 4.00%, 07/01/36 (c)	2,000		2,094,942
University of Utah, Series A (RB) 5.00%, 08/01/31 (c)	365		385,541
University of Utah, Series B (RB) 5.00%, 08/01/38 (c)	2,220		2,467,135
Utah Transit Authority, Subordinated Sales Tax (RB) 4.00%, 12/15/31 (c)	2,000		2,018,021
			7,367,078
Vermont: 0.2%
University of Vermont & State Agricultural College (RB) 4.00%, 10/01/40 (c)	2,000		1,951,912
Vermont Educational & Health Buildings Financing Agency, Series A (RB) 5.00%, 12/01/31 (c)	1,000		1,025,861
			2,977,773
Virginia: 1.6%
Arlington County, Public Improvement (GO) 5.00%, 06/15/34 (c)	2,000		2,302,162
County of Fairfax, Public Improvement, Series A (GO) 2.00%, 10/01/34 (c)	375		304,765
County of Fairfax, Public Improvement, Series A (GO) (SAW)
4.00%, 10/01/35 (c)	1,000		1,064,181
4.00%, 10/01/36 (c)	1,000		1,055,995
5.00%, 10/01/31 (c)	750		806,096
5.00%, 10/01/32 (c)	1,755		1,921,432
County of Loudoun, Economic Development Authority, Public Facility, Series A (RB) 3.00%, 12/01/36 (c)	1,500		1,358,234
Hampton Roads Transportation Accountability Commission, Series A (RB) 4.00%, 07/01/40 (c)	665		670,791
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series A (RB)
3.00%, 02/01/36 (c)	2,750		2,545,197
4.00%, 02/01/38 (c)	2,095		2,116,627
4.00%, 02/01/36 (c)	1,500		1,535,726
4.00%, 02/01/41 (c)	1,000		991,662
5.00%, 02/01/35 (c)	1,950		2,147,604
	Par (000’s	)	Value
Virginia (continued)
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series E (RB) 5.00%, 02/01/31 (c)	$2,180		$2,325,106
Virginia Commonwealth Transportation Board, Series A (RB)
4.00%, 05/15/36 (c)	1,000		1,019,401
4.00%, 05/15/31 (c)	500		506,274
5.00%, 05/15/32 (c)	800		848,028
Virginia Public Building Authority, Series A (RB)
3.00%, 08/01/32 (c)	695		655,978
3.12%, 08/01/34 (c)	1,050		1,013,310
5.00%, 08/01/33 (c)	1,000		1,116,556
Virginia Public Building Authority, Series A-2 (RB)
4.00%, 08/01/35 (c)	1,000		1,054,606
4.00%, 08/01/37 (c)	1,000		1,037,344
			28,397,075
Washington: 3.9%
City of Seattle, Municipal Light and Power Improvement, Series A (RB)
4.00%, 07/01/36 (c)	1,000		1,034,527
4.00%, 07/01/37 (c)	1,000		1,023,664
County of King, Limited Tax (GO) 4.00%, 07/01/30 (c)	2,110		2,150,771
Energy Northwest, Colombia Generating Station Electric, Series A (RB)
5.00%, 07/01/33 (c)	400		419,704
5.00%, 07/01/32 (c)	695		746,693
5.00%, 07/01/33 (c)	1,930		2,146,619
5.00%, 07/01/35 (c)	2,000		2,306,576
5.00%, 07/01/36 (c)	1,000		1,144,545
Energy Northwest, Colombia Generating Station Electric, Series A (RB) (AGM)
5.00%, 07/01/36 (c)	1,000		1,082,964
5.00%, 07/01/38 (c)	500		535,527
5.00%, 07/01/36 (c)	2,605		2,869,709
Energy Northwest, Colombia Generating Station Electric, Series C (RB)
5.00%, 07/01/30 (c)	1,250		1,268,902
5.00%, 07/01/34 (c)	1,000		1,071,592
Everett Housing Authority, Hunting Park Apartments Project (RB) 4.00%, 07/01/37 (c)	3,845		3,706,766
King County, School District No. 210 Federal Way (GO) (SBG) 4.00%, 12/01/33 (c)	880		897,048

See Notes to Financial Statements

90

	Par (000’s	)	Value
Washington (continued)
King County, School District No. 401 Highline (GO) (SBG)
3.12%, 12/01/32 (c)	$690		$654,052
5.00%, 12/01/30 (c)	700		728,826
King County, School District No. 411 Issaquah (GO) (SBG) 4.00%, 12/01/31 (c)	635		642,048
King County, School District No. 414 Lake Washington (GO) (SBG) 5.00%, 12/01/31 (c)	980		1,025,046
King County, Washington Sewer, Series B (RB) 4.00%, 07/01/35 (c)	1,000		987,727
Kitsap County, School District No. 401 Central Kitsap (GO) (SBG)
4.00%, 12/01/34 (c)	1,000		1,006,764
4.00%, 12/01/32 (c)	1,425		1,436,489
4.00%, 12/01/33 (c)	1,250		1,260,161
Pierce County, School District No. 403 Bethel (GO) (SBG) 5.00%, 12/01/32 (c)	500		545,911
State of Washington, Motor Vehicle Fuel Tax, Series R-A (GO) 5.00%, 08/01/31 (c)	825		853,577
State of Washington, Motor Vehicle Fuel Tax, Series R-A (GO) (SBG) 5.00%, 06/01/31 (c)	1,000		1,111,790
State of Washington, Series A (GO) 5.00%, 08/01/33 (c)	755		778,342
State of Washington, Series C (GO) 5.00%, 08/01/32 (c)	880		926,635
State of Washington, Series D (GO) 5.00%, 08/01/31 (c)	880		928,024
State of Washington, Various Purpose, Series A (GO) 5.00%, 08/01/34 (c)	500		525,394
State of Washington, Various Purpose, Series C (GO)
5.00%, 02/01/40 (c)	2,165		2,267,212
5.00%, 02/01/35 (c)	2,175		2,440,914
State of Washington, Various Purpose, Series D (GO) 5.00%, 02/01/40 (c)	735		756,138
State of Washington, Various Purpose, Series R-C (GO) 5.00%, 08/01/34 (c)	880		924,693
Washington Health Care Facilities Authority, Multicare Health System, Series B (RB)
5.00%, 08/15/36 (c)	1,815		1,876,595
5.00%, 08/15/37 (c)	2,000		2,057,731
	Par (000’s	)	Value
Washington (continued)
Washington Health Care Facilities Authority, Providence St. Joseph Health, Series A (RB) 4.00%, 10/01/34 (c)	$1,820		$1,758,761
Washington Health Care Facilities Authority, Providence St. Joseph Health, Series B (RB) 4.00%, 10/01/42 (p)	1,595		1,567,751
Washington Health Care Facilities Authority, Providence St. Joseph Health, Series D (RB) 5.00%, 10/01/38 (c)	2,270		2,214,565
Washington State Housing Finance Commission, Series A (RB) 3.50%, 12/20/35	1,655		1,505,761
Washington State, Motor Vehicle Fuel Tax, Series A (GO) 5.00%, 06/01/36 (c)	1,050		1,154,398
Washington State, Motor Vehicle Fuel Tax, Series F (GO) 5.00%, 06/01/39 (c)	2,000		2,195,046
Washington State, Shoreline School District No. 412 (GO) (SBG) 4.00%, 12/01/36 (c)	1,000		1,004,293
Washington State, Various Purpose, Series A (GO)
5.00%, 08/01/38 (c)	1,000		1,087,116
5.00%, 08/01/37 (c)	1,250		1,389,049
5.00%, 08/01/38 (c)	2,000		2,253,658
Washington State, Various Purpose, Series A-1 (GO) 5.00%, 08/01/30 (c)	1,500		1,504,189
Washington State, Various Purpose, Series C (GO)
5.00%, 07/01/31 (c)	1,575		1,588,623
5.00%, 02/01/38 (c)	1,145		1,207,036
5.00%, 02/01/35 (c)	1,000		1,064,306
5.00%, 02/01/39 (c)	1,080		1,149,673
5.00%, 02/01/36 (c)	1,000		1,096,377
			69,880,278
West Virginia: 0.2%
State of West Virginia, Series A (GO)
5.00%, 06/01/36 (c)	500		542,645
5.00%, 12/01/31 (c)	1,000		1,095,066
State of West Virginia, Series B (GO) 5.00%, 12/01/30 (c)	675		723,993
West Virginia, Parkways Authority, Senior Lien Turnpike Toll (RB) 5.00%, 06/01/36 (c)	1,320		1,466,982
			3,828,686

See Notes to Financial Statements

91

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SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Wisconsin: 0.8%
Middleton-Cross Plains Area School District, Series A (GO) 3.25%, 03/01/36 (c)	$350		$333,821
Public Finance Authority, Providence St. Joseph Health, Series C (RB) 4.00%, 10/01/41 (p)	1,335		1,312,193
State of Wisconsin (GO) 5.00%, 11/01/31 (c)	450		472,086
State of Wisconsin, Series A (GO)
5.00%, 05/01/35 (c)	890		902,777
5.00%, 05/01/36 (c)	1,000		1,130,942
5.00%, 05/01/35 (c)	1,000		1,135,767
Wisconsin Department of Transportation, Series A (RB) 5.00%, 07/01/31 (c)	940		941,061
Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group, Series A (RB)
4.00%, 11/15/39 (c)	1,875		1,816,296
4.00%, 11/15/35 (c)	1,500		1,491,226
	Par (000’s	)	Value
Wisconsin (continued)
5.00%, 11/15/36 (c)	$1,000		$1,021,460
Wisconsin Health and Educational Facilities Authority, Children's Hospital of Wisconsin, Inc. (RB) 4.00%, 08/15/31 (c)	500		501,776
Wisconsin Health and Educational Facilities Authority, Prohealth Care, Inc. (RB) 5.00%, 08/15/31 (c)	2,500		2,505,443
Wisconsin Housing and Economic Development Authority, Home Ownership, Series A (RB) 4.12%, 09/01/35 (c)	1,000		1,000,988
			14,565,836
Wyoming: 0.2%
County of Campbell, Wyoming Solid Waste Facilities, Series A (RB) (SBG) 3.62%, 07/15/39 (c)	4,500		3,964,730
Total Municipal Bonds: 98.3% (Cost: $1,839,732,180)			1,773,401,154
Other assets less liabilities: 1.7%			31,264,415
NET ASSETS: 100.0%			$1,804,665,569

Definitions:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
TA	Tax Allocation

Footnotes:

(c)	Callable Security — the redemption date shown is the date the security may be redeemed by the issuer
(p)	Putable Security — the redemption date shown is the date the security may be redeemed by the investor
^	Zero Coupon Bond

See Notes to Financial Statements

92

Summary of Investments by Sector	% of Investments	Value
State GO	16.0%	$284,174,503
Local GO	15.4	272,474,250
Tax	14.8	262,539,129
Water & Sewer	7.7	136,408,976
Hospitals	6.8	120,509,880
Education	6.7	119,374,915
Transportation	5.6	100,152,568
Toll & Turnpike	5.4	96,254,203
Power	5.1	90,555,080
Utilities	4.4	77,354,102
Leasing COPS & Appropriations	4.1	72,182,174
Miscellaneous	2.0	35,904,408
Airport	2.0	35,773,195
Multi-Family Housing	1.4	25,185,938
Single Family Housing	0.7	12,407,391
Industrial Development Revenue	0.7	12,351,842
Tobacco	0.6	10,125,545
Pollution Control	0.4	7,562,020
Unassigned	0.1	1,211,686
Health	0.1	899,349
	100.0%	$1,773,401,154

The summary of inputs used to value the Fund's investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$1,773,401,154	$—	$1,773,401,154

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

93

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.2%
Alabama: 0.7%
Alabama Corrections Institution Finance Authority, Series A (RB) 5.25%, 07/01/47 (c)	$1,000		$1,073,034
City of Huntsville, Alabama Scholl, Series D (GO) 5.00%, 03/01/53 (c)	1,000		1,068,167
County of Jefferson, Alabama Sewer Warrants (RB) 5.25%, 10/01/49 (c)	1,000		1,053,704
			3,194,905
Arizona: 1.5%
Arizona Industrial Development Authority Student Housing, North Carolina Central University Project, Series A (RB) (BAM) 4.00%, 06/01/44 (c)	500		475,657
City of Phoenix Civic Improvement Corp., Series A (RB)
4.00%, 07/01/44 (c)	1,500		1,450,971
5.00%, 07/01/49 (c)	1,000		1,036,643
City of Phoenix Civic Improvement Corp., Water System, Series A (RB) 5.00%, 07/01/44 (c)	750		798,931
Pima County, Industrial Development Authority, Tucson Medical Center, Series A (RB) 4.00%, 04/01/46 (c)	750		691,699
Salt River Project Agricultural Improvement & Power District, Electric Project, Series A (RB)
5.00%, 01/01/50 (c)	1,000		1,064,146
5.00%, 01/01/47 (c)	1,000		1,072,910
			6,590,957
Arkansas: 0.2%
City of Springdale, Arkansas Sales and Use Tax, Series B (RB) (BAM) 4.25%, 08/01/53 (c)	1,000		973,788
California: 16.6%
Airport Commission of the City and County of San Francisco, International Airport, Series E (RB) 5.00%, 05/01/48 (c)	995		1,032,519
Airport Commission of the City and County of San Francisco, International Airport, Series F (RB) 5.00%, 05/01/50 (c)	1,000		1,045,287
	Par (000’s	)	Value
California (continued)
Alameda County, Pleasanton United School District (GO) 4.00%, 08/01/52 (c)	$1,500		$1,465,739
Anaheim Housing & Public Improvements Authority, Electric Utility Distribution System improvements, Series C (RB) (NATL) 5.00%, 10/01/45 (c)	500		508,551
Austin Independent School District, Unlimited Tax (RB) 3.00%, 08/15/51 (c)	1,000		768,436
Bay Area Toll Authority, Toll Bridge, Series S (RB) 4.00%, 04/01/47 (c)	1,000		977,908
California County Tobacco Securitization Agency, Series A (RB) 4.00%, 06/01/49 (c)	850		806,070
California Health Facilities Financing Authority, Children’s Hospital, Series A (RB) 5.00%, 08/15/47 (c)	1,000		1,013,407
California Health Facilities Financing Authority, City of Hope (RB) 5.00%, 11/15/49 (c)	750		759,454
California Health Facilities Financing Authority, Commonspririt Health, Series A (RB)
4.00%, 04/01/45 (c)	1,000		954,379
5.00%, 12/01/45 (c)	1,000		1,075,282
California Health Facilities Financing Authority, Kaiser Permanente, Series A (RB)
4.00%, 11/01/51 (c)	1,000		956,156
4.00%, 11/01/44 (c)	1,000		978,750
California Health Facilities Financing Authority, Pin Health, Series A (RB) 4.00%, 06/01/50 (c)	750		703,357
California Health Facilities Financing Authority, Providence St. Joseph Health, Series A (RB) 3.00%, 10/01/41 (c)	680		545,303
California Health Facilities Financing Authority, Series A (RB) 4.00%, 03/01/43 (c)	1,000		905,887
California Health Facilities Financing Authority, Series B (RB) 4.00%, 11/15/41 (c)	1,000		969,598

See Notes to Financial Statements

94

	Par (000’s	)	Value
California (continued)
California Infrastructure & Economic Development Bank (RB) 5.00%, 05/15/47 (c)	$500		$520,997
California State Public Works Board, Series A (RB) 5.00%, 04/01/49 (c)	1,500		1,621,467
California Statewide Communities Development Authority, Montage Health, Series A (RB) 4.00%, 06/01/46 (c)	1,055		1,018,612
Chabot-Las Positas Community College District, Series C (GO) 5.25%, 08/01/48 (c)	1,000		1,116,204
Chaffey Joint Union High School District, Series C (GO) 5.25%, 08/01/47 (c)	500		518,243
Chaffey Joint Union High School District, Series G (GO) 5.25%, 08/01/52 (c)	1,000		1,094,546
Chino Valley Unified School District, Series B (GO) (SBG) 5.00%, 08/01/55 (c)	620		652,100
City and County of San Francisco, Public Utilities Commission Water, Series D (RB) 3.00%, 11/01/50 (c)	500		380,999
City of Los Angeles, Department of Airports, Series D (RB) 4.00%, 05/15/48 (c)	750		730,700
County of Bernardino, Raito Unified School District (GO) (BAM) 5.00%, 08/01/52 (c)	1,000		1,069,514
East Bay Municipal Utility District, Water System, Series A (RB) 4.00%, 06/01/45 (c)	1,210		1,191,181
El Dorado Irrigation District, Series A (CP) (AGM) 4.00%, 03/01/45 (c)	630		616,881
Fremont Union High School District, Series A (GO) 4.00%, 08/01/46 (c)	500		496,362
Glendale Community College District, Series B (GO) 3.00%, 08/01/47 (c)	325		249,001
Hayward Unified School District (GO) (BAM) 4.00%, 08/01/43 (c)	1,000		1,000,638
Irvin Facilities Financing Authority, Irvine Great Park Infrastructure Project, Series A (ST) 5.00%, 09/01/43 (c)	500		552,862
	Par (000’s	)	Value
California (continued)
Los Angeles Department of Water and Power, Series A (RB)
5.00%, 07/01/44 (c)	$500		$500,225
5.00%, 07/01/49 (c)	800		872,242
Los Angeles Department of Water and Power, Series B (RB) 5.25%, 07/01/53 (c)	500		549,102
Los Angeles Department of Water and Power, Series D (RB)
5.00%, 07/01/47 (c)	500		544,173
5.00%, 07/01/52 (c)	750		808,121
Los Angeles Department of Water and Power, Series E (RB) 5.00%, 07/01/53 (c)	1,000		1,080,626
Los Angeles Unified School District, Unlimited and Valorem Property Tax (GO) 5.25%, 07/01/47 (c)	1,000		1,110,680
Metropolitan Water District of Southern California, Series A (RB)
5.00%, 04/01/53 (c)	1,000		1,082,714
5.00%, 04/01/48 (c)	1,500		1,643,236
Miracosta Community College District, Series A (GO) 4.00%, 08/01/42 (c)	530		530,020
Regents of University of California, Medical Center Pooled, Series L (RB) 4.00%, 05/15/44 (c)	1,015		1,012,987
Regents of University of California, Medical Center Pooled, Series P (RB) 4.00%, 05/15/53 (c)	1,000		982,553
Riverside County, Perris Union High School District, Series A (GO) (AGM) 4.00%, 09/01/43 (c)	570		570,093
Sacramento Area Flood Control Agency, Series A (SA) 5.00%, 10/01/47 (c)	1,500		1,536,103
Sacramento City Unified School District, Series G (GO) (AGM) 4.00%, 08/01/49 (c)	500		480,778
San Diego Association of Governments South Bay Expressway Toll, Series A (RB) 5.00%, 07/01/42 (c)	610		631,006
San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/44 (c)	750		792,433

See Notes to Financial Statements

95

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
San Diego Public Facilities Financing Authority, Series A (RB) 5.25%, 08/01/48 (c)	$1,000		$1,118,691
San Diego Unified School District, Series I (GO) 4.00%, 07/01/47 (c)	595		582,636
San Francisco Bay Area Rapid Transit District, Series B-1 (GO) 3.00%, 08/01/49 (c)	600		460,967
San Francisco Bay Area Rapid Transit District, Series C-1 (GO) 4.00%, 08/01/45 (c)	610		601,577
San Francisco City and County, International Airport, Series B (RB)
4.00%, 05/01/52 (c)	1,000		960,482
5.00%, 05/01/47 (c)	700		720,308
5.00%, 05/01/52 (c)	1,000		1,066,985
San Francisco City and County, Public Utilities Commission Wastewater, Series A (RB) 4.00%, 10/01/48 (c)	885		873,597
San Francisco Municipal Transportation Agency (RB) 4.00%, 03/01/46 (c)	750		735,888
San Jacinto County, Transportation Authority, Limited Tax (RB) 4.00%, 03/01/41 (c)	1,000		994,060
San Jose Evergreen Community College District, Series B (GO) 3.00%, 09/01/41 (c)	825		697,745
San Mateo County Community College District, Series B (GO) 5.00%, 09/01/45 (c)	820		867,942
San Mateo Foster City Public Financing Authority, Clean Water Program (RB) (SAW) 4.00%, 08/01/44 (c)	500		500,121
Saugus Union School District School Facilities Improvement District No.1, Series C (GO) 2.38%, 08/01/44 (c)	1,000		688,313
Southern California Public Power Authority, Southern Transmission System (RB) 5.25%, 07/01/53 (c)	500		550,252
Southwestern Community College District, Series A (GO) 4.00%, 08/01/47 (c)	750		740,663
State of California, Various Purpose (GO)
3.00%, 12/01/43 (c)	400		337,823
3.62%, 10/01/47 (c)	645		571,687
4.00%, 10/01/44 (c)	500		493,629
	Par (000’s	)	Value
California (continued)
5.00%, 10/01/48 (c)	$935		$974,360
5.00%, 11/01/47 (c)	515		532,097
5.00%, 09/01/48 (c)	2,000		2,181,445
5.00%, 04/01/49 (c)	1,000		1,049,090
5.00%, 10/01/42 (c)	1,500		1,656,230
State of California, Various Purpose (GO) (SAW) 5.00%, 12/01/46 (c)	625		668,361
Sunnyvale Financing Authority, Civic Center Project (RB) (AGM) 4.00%, 04/01/45 (c)	695		682,054
University of California, Series BK (RB) 5.00%, 05/15/52 (c)	2,000		2,152,992
University of California, Series BN (RB)
5.00%, 05/15/41 (c)	1,000		1,118,754
5.00%, 05/15/42 (c)	1,000		1,115,172
University of California, Series EE (RB) 5.00%, 05/15/43 (c)	500		538,734
University of California, Series M (RB) 5.00%, 05/15/42 (c)	1,950		2,037,999
University of California, Series O (RB) 5.00%, 05/15/58 (c)	1,000		1,039,090
University of California, Series Q (RB) 5.00%, 05/15/46 (c)	500		538,716
Ventura Unified School District, Series A (GO) 4.00%, 08/01/52 (c)	500		486,953
			73,358,895
Colorado: 1.9%
Board of Governors of Colorado State University System, Series C (RB) 4.00%, 03/01/47 (c)	1,050		997,632
Boulder Valley School District No. Re-2 Boulder (GO) (SAW) 5.00%, 12/01/41 (c)	500		505,490
City of Colorado Springs, Utilities System, Series C (RB) 5.00%, 11/15/50 (c)	600		631,632
Colorado Bridge and Tunnel Enterprise, Series A (RB) (AGM) 5.25%, 12/01/49 (c)	500		546,158
Colorado Health Facilities Authority Hospital, Series A (RB) (SBG) 4.00%, 11/15/43 (c)	685		670,067
Colorado Health Facilities Authority, CommonSpirit Health, Series A (RB) 5.50%, 11/01/47 (c)	1,000		1,089,693

See Notes to Financial Statements

96

	Par (000’s	)	Value
Colorado (continued)
Colorado Health Facilities Authority, CommonSpirit Health, Series A-2 (RB)
3.25%, 08/01/49 (c)	$500		$369,496
4.00%, 08/01/49 (c)	745		677,632
Colorado Health Facilities Authority, Sanford, Series A (RB) 5.00%, 11/01/44 (c)	500		519,826
Colorado High Performance Transportation Enterprise, C-470 Express Lanes (RB) 5.00%, 12/31/51 (c)	250		250,323
Regional Transportation District, Fastracks Project, Series B (RB) 2.00%, 11/01/41 (c)	850		564,187
Weld County School District No. 5J (GO) (SAW) 4.00%, 12/01/45 (c)	1,000		970,228
Weld County School District No. 6 (GO) (SAW) 4.00%, 12/01/45 (c)	800		786,210
			8,578,574
Connecticut: 0.5%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Series A (RB)
4.60%, 11/15/49 (c)	1,000		992,260
4.70%, 11/15/43 (c)	500		503,478
Connecticut State Health and Educational Facilities Authority, Trinity Health Credit Group (RB) 5.00%, 12/01/45 (c)	750		759,107
			2,254,845
Delaware: 0.3%
State of Delaware, Series A (GO)
4.00%, 05/01/41 (c)	1,000		1,008,395
4.00%, 05/01/42 (c)	500		502,174
			1,510,569
District of Columbia: 1.5%
District of Columbia, Children’s Hospital (RB) 5.00%, 07/15/44 (c)	500		505,067
District of Columbia, Income Tax, Series C (RB) 4.00%, 05/01/45 (c)	805		790,686
District of Columbia, Series A (RB) 2.62%, 03/01/45 (c)	575		410,830
Metropolitan Washington Airports Authority, Dulles Toll Road, Dulles Metrorail and Capital Improvements Projects, Series A (RB) (AGM) 4.00%, 10/01/52 (c)	1,000		943,063
	Par (000’s	)	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority, Dulles Toll Road, Dulles Metrorail and Capital Improvements Projects, Series B (RB) 4.00%, 10/01/49 (c)	$1,250		$1,141,396
Washington Metropolitan Area Transit Authority, Series A (RB)
3.00%, 07/15/43 (c)	750		599,208
4.00%, 07/15/46 (c)	1,000		952,132
5.00%, 07/15/48 (c)	1,000		1,069,110
			6,411,492
Florida: 4.6%
Brevard County, Florida Health Facilities Authority, Series A (RB) 5.00%, 04/01/52 (c)	1,055		1,088,982
Cape Coral Florida Water and Sewer (RB) (BAM) 5.25%, 10/01/53 (c)	1,000		1,088,964
Central Florida Expressway Authority (RB) (BAM) 4.00%, 07/01/41 (c)	845		810,698
City of Jacksonville, Health Care Facilities, Brooks Rehabilitation (RB)
4.00%, 11/01/45 (c)	1,000		886,347
5.00%, 11/01/50 (c)	1,000		1,014,289
City of Lakeland, Florida Hospital, Regional Health Systems (RB) 5.00%, 11/15/45 (c)	1,000		1,003,287
City of Tampa, Florida Water & Wastewater System, Series A (RB) (BAM-TCRS) 5.00%, 10/01/47 (c)	500		534,331
County of Broward, Florida Port Facilities, Series A (RB) 5.00%, 09/01/49 (c)	500		510,706
County of Broward, Florida Tourist Development, Convention Center Expansion Project (RB)
4.00%, 09/01/47 (c)	1,000		950,925
4.00%, 09/01/51 (c)	1,010		944,675
County of Miami-Dade, Florida Seaport, Series A (RB) (AGM) 4.00%, 10/01/49 (c)	2,000		1,933,476
County of Miami-Dade, Florida Water and Sewer System (RB) 4.00%, 10/01/48 (c)	1,000		963,145
County of Miami-Dade, Health Facilities Authority Hospital, Nicklaus Children’s Hospital Project, Series A (RB) 4.00%, 08/01/51 (c)	500		459,649

See Notes to Financial Statements

97

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Florida (continued)
County of Palm Beach, Health Facilities Authority, Lifespace Communities, Inc., Series B (RB) 4.00%, 05/15/53 (c)	$330		$231,426
County of Saint Luce, School Board, Series A (CP) (AGM) 5.00%, 07/01/48 (c)	1,000		1,054,013
County of Sarasota, Florida Utility System, Series A (RB) 5.00%, 10/01/50 (c)	500		525,418
Florida Higher Educational Facilities Financial Authority, Rollins College Project, Series A (RB) 4.00%, 12/01/50 (c)	750		682,381
Fort Pierce Utilities Authority, Series A (RB) (AGM) 4.00%, 10/01/52 (c)	1,000		915,606
Halifax Hospital Medical Center (RB) 4.00%, 06/01/46 (c)	525		480,776
Hillsborough County, Florida Capital Improvement Non-Ad Valorem (RB) 2.25%, 08/01/51 (c)	500		293,214
Jea Water and Sewer System, Series A (RB) 5.25%, 10/01/49 (c)	1,000		1,100,353
North Broward Hospital District, Broward Health, Series B (RB) 5.00%, 01/01/48 (c)	1,000		1,014,278
Orange County Health Facilities Authority, Series A (RB) 5.00%, 10/01/47 (c)	1,000		1,022,705
South Broward Hospital District, Series A (RB) 3.00%, 05/01/46 (c)	750		572,228
			20,081,872
Georgia: 1.8%
Brookhaven Development Authority, Children’s Healthcare of Atlanta, Inc., Series A (RB) 4.00%, 07/01/44 (c)	660		641,253
County of Burke, Development Authority, Series D (RB) 4.12%, 11/01/45 (c)	260		231,898
County of Clarke, Hospital Authority, Piedmont Healthcare, Inc., Series A (RB) 4.00%, 07/01/41 (c)	500		485,009
County of Fulton, Georgia Water and Sewerage, Series A (RB) 2.25%, 01/01/43 (c)	500		345,202
	Par (000’s	)	Value
Georgia (continued)
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Series A (RB)
4.00%, 02/15/42 (c)	$1,000		$960,381
4.00%, 02/15/45 (c)	1,295		1,230,229
Georgia Housing and Finance Authority, Single Family Mortgage, Series B-1 (RB) 3.35%, 12/01/41 (c)	215		182,228
Georgia State Road and Tollway Authority, Managed Lane System, Series A (RB) 3.00%, 07/15/51 (c)	500		367,135
Main Street Natural Gas, Inc., Series C (RB) 5.00%, 05/15/49	990		1,009,950
Metropolitan Atlanta Rapid Transit Authority Sales Tax, Series A (RB) 3.00%, 07/01/47 (c)	1,000		766,348
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Series A (RB) 4.50%, 07/01/63 (c)	500		476,779
Municipal Electric Authority of Georgia, Series A (RB) 5.00%, 01/01/63 (c)	500		506,101
Private Colleges & Universities Authority, Emory University, Series B (RB) 4.00%, 09/01/41 (c)	855		857,510
			8,060,023
Hawaii: 0.2%
City and County of Honolulu, Series C (GO) 4.00%, 08/01/43 (c)	750		747,740
Idaho: 0.3%
Idaho Health Facilities Authority, St. Luke’s Health System Project, Series A (RB) 5.00%, 03/01/44 (c)	500		498,565
Idaho Housing and Finance Association, Single Family Mortgage. Series A (RB) 4.60%, 01/01/49 (c)	750		744,271
			1,242,836
Illinois: 3.8%
City of Chicago, Second Lien Water Project, Series A (RB) (AGM) 5.25%, 11/01/53 (c)	500		535,808
City of Chicago, Series A (GO) 5.50%, 01/01/43 (c)	750		789,620
City of Chicago, Wastewater Transmission Project, Series A (RB) (AGM)
5.25%, 01/01/53 (c)	500		533,976
5.50%, 01/01/62 (c)	1,550		1,678,266

See Notes to Financial Statements

98

	Par (000’s	)	Value
Illinois (continued)
Illinois Finance Authority, Silver Cross Hospital and Medical Center, Series C (RB) 5.00%, 08/15/44 (c)	$1,000		$1,004,925
Illinois Housing Development Authority, Series G (RB) 5.00%, 10/01/46 (c)	1,000		1,019,779
Illinois Housing Development Authority, Series K (RB) (FNMA/GNMA/FHLMC COLL) 5.35%, 04/01/47 (c)	1,000		1,028,586
Illinois State Toll Highway Authority, Series A (RB)
4.00%, 01/01/46 (c)	1,000		955,964
4.00%, 01/01/44 (c)	1,005		975,725
Illinois State Toll Highway Authority, Series E (RB) 5.25%, 10/01/52 (c)	530		548,384
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB) 5.00%, 06/15/53 (c)	735		736,743
Metropolitan Water Reclamation District of Greater Chicago, Series A (GO) 4.00%, 12/01/46 (c)	1,500		1,449,060
Sales Tax Securitization Corp., Series A (RB) 4.00%, 01/01/48 (c)	1,000		885,978
Sales Tax Securitization Corp., Series A (RB) (BAM-TCRS) 4.00%, 01/01/48 (c)	1,000		908,289
State of Illinois (GO) (AGC) 5.75%, 05/01/45 (c)	750		806,571
State of Illinois, Series A (GO)
5.00%, 03/01/46 (c)	1,250		1,286,670
5.00%, 05/01/41 (c)	630		643,944
State of Illinois, Series C (GO) 4.00%, 11/01/44 (c)	900		831,103
			16,619,391
Indiana: 0.6%
Indiana Municipal Power Agency, Series A (RB) 5.00%, 01/01/42 (c)	1,000		1,013,628
Indianapolis Local Public Improvement Bond Bank, Courthouse and Jail Project, Series A (RB)
5.00%, 02/01/54 (c)	1,000		1,030,679
5.00%, 02/01/49 (c)	500		517,584
			2,561,891
Iowa: 0.4%
Iowa Finance Authority, Midwestern Disaster Area, Iowa Fertilizer Co. Project, Series A (RB) 5.00%, 12/01/50 (c) (p)	500		519,046
	Par (000’s	)	Value
Iowa (continued)
Iowa Finance Authority, Series A (RB) 5.00%, 08/01/49 (c)	$530		$559,627
Iowa Finance Authority, Single Family Mortgage, Series C (RB) 4.85%, 07/01/43 (c)	500		510,652
			1,589,325
Kentucky: 0.4%
Kentucky Bond Development Corp., Lexington Center Corp. Project (RB) 4.00%, 09/01/48 (c)	1,225		1,133,034
Kentucky Economic Development Finance Authority, Louisville Arena Project, Series A (RB) (AGM) 4.00%, 12/01/41 (c)	750		724,241
			1,857,275
Louisiana: 0.8%
City of Shreveport, Louisiana Water and Sewer, Series B (RB) (AGM) 4.00%, 12/01/49 (c)	700		639,418
Louisiana Stadium and Exposition District, Series A (RB) 5.25%, 07/01/53 (c)	1,500		1,606,217
State of Louisiana, Series A (GO) 4.00%, 04/01/43 (c)	1,500		1,492,626
			3,738,261
Maine: 0.2%
Maine Turnpike Authority (RB) 4.00%, 07/01/50 (c)	750		705,289
Maryland: 1.4%
County of Baltimore, Metropolitan District (GO) 5.00%, 03/01/49 (c)	1,000		1,080,527
Maryland Community Development Administration, Series A (RB) (AGM) 1.95%, 09/01/41 (c)	310		197,699
Maryland Health and Higher Educational Facilities Authority, Adventist Healthcare, Series B (RB) 4.00%, 01/01/51 (c)	500		405,133
Maryland Health and Higher Educational Facilities Authority, Greater Baltimore Medical Center, Series A (RB) 3.00%, 07/01/46 (c)	500		393,336
Maryland Health and Higher Educational Facilities Authority, Lifebridge Health (RB) 5.00%, 07/01/47 (c)	1,000		1,003,745

See Notes to Financial Statements

99

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(continued)

	Par (000’s	)	Value
Maryland (continued)
Maryland Stadium Authority, Built to Learn, Series A (RB) 4.00%, 06/01/52 (c)	$1,000		$914,732
Maryland Stadium Authority, Construction and Revitalization Program, Series A (RB) 5.00%, 05/01/42 (c)	1,000		1,036,530
Montgomery County, Trinity Health Credit Group, Series MD (RB) 5.00%, 12/01/44 (c)	1,000		1,005,926
			6,037,628
Massachusetts: 3.9%
Commonwealth of Massachusetts Transportation, Series A (RB) 3.00%, 06/01/50 (c)	800		590,905
Commonwealth of Massachusetts Transportation, Series B (RB) 5.00%, 06/01/52 (c)	1,000		1,061,164
Commonwealth of Massachusetts, Series A (GO)
5.00%, 01/01/45 (c)	1,000		1,035,530
5.00%, 01/01/49 (c)	500		536,738
5.00%, 04/01/42 (c)	275		283,998
5.00%, 05/01/53 (c)	1,000		1,063,865
Commonwealth of Massachusetts, Series B (GO)
2.12%, 04/01/51 (c)	1,300		764,657
5.00%, 11/01/52 (c)	1,190		1,264,216
Commonwealth of Massachusetts, Series C (GO) 3.00%, 03/01/48 (c)	360		271,657
Commonwealth of Massachusetts, Series D (GO)
5.00%, 10/01/53 (c)	1,000		1,066,255
5.00%, 07/01/45 (c)	750		796,578
Commonwealth of Massachusetts, Series E (GO)
5.00%, 11/01/50 (c)	1,000		1,049,637
5.00%, 11/01/45 (c)	605		644,039
Massachusetts Bay Transportation Authority, Sales Tax, Series A (RB)
4.00%, 07/01/51 (c)	800		757,733
4.00%, 07/01/53 (c)	1,000		940,472
Massachusetts Development Finance Agency, Beth Israel Lahey Health, Inc., Series J (RB) 5.00%, 07/01/53 (c)	500		504,719
Massachusetts Development Finance Agency, Boston Medical Center Issue, Series D (RB) 5.00%, 07/01/44 (c)	500		491,089
	Par (000’s	)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Boston Medical Center Issue, Series G (RB) 5.25%, 07/01/52 (c)	$1,000		$1,051,914
Massachusetts Development Finance Agency, Boston University, Series FF (RB) 5.00%, 10/01/48 (c)	1,105		1,182,835
Massachusetts Port Authority, Series B (RB) (SBG) 5.00%, 07/01/44 (c)	305		321,232
Massachusetts School Building Authority, Sales Tax, Series A (RB)
5.00%, 02/15/44 (c)	555		582,563
5.00%, 08/15/50 (c)	750		784,430
			17,046,226
Michigan: 2.2%
Great Lakes Water Authority, Water Supply System, Second Lien, Series B (RB) 5.00%, 07/01/46 (c)	390		395,675
Great Lakes Water Authority, Water Supply System, Senior Lien, Series A (RB) 5.00%, 07/01/46 (c)	570		578,295
Michigan Finance Authority (RB) (BAM-TCRS) 4.00%, 11/01/48 (c)	1,000		926,429
Michigan Finance Authority, Beaumont Health, Series A (RB) 5.00%, 11/01/44 (c)	1,000		1,010,406
Michigan Finance Authority, McLaren Health Care, System A (RB) 4.00%, 02/15/47 (c)	1,000		925,838
Michigan Finance Authority, Trinity Health Credit Group, Series A (RB) 5.00%, 12/01/42 (c)	500		512,600
Michigan State Building Authority, Facilities Program, Series I (RB) 5.00%, 10/15/50 (c)	500		503,459
Michigan State Housing Development Authority, Rental Housing, Series A (RB)
3.35%, 10/01/49 (c)	500		392,291
3.60%, 10/01/60 (c)	1,000		773,040
4.88%, 10/01/43 (c)	1,000		1,004,194
Michigan State University, Board of Trustee, Series B (RB) 5.00%, 02/15/48 (c)	765		799,301
State of Michigan, Trunk Line Fund (RB) 5.00%, 11/15/46 (c)	1,000		1,079,608

See Notes to Financial Statements

100

	Par (000’s	)	Value
Michigan (continued)
State of Michigan, Trunk Line Fund, Series A (RB) 4.00%, 11/15/46 (c)	$620		$599,146
			9,500,282
Minnesota: 0.7%
Duluth Economic Development Authority, Minnesota Health Facilities, Series A (RB) 5.25%, 02/15/58 (c)	1,000		1,014,214
Minnesota Housing Finance Agency Residential Housing, Series B (RB) 2.50%, 07/01/51 (c)	530		347,304
Minnesota Housing Finance Agency Residential Housing, Series I (RB)
2.15%, 07/01/45 (c)	890		561,874
3.00%, 01/01/51 (c)	385		371,514
Minnesota Housing Finance Agency Residential Housing, Series M (RB) 5.15%, 07/01/45 (c)	500		516,445
St. Louis Park Independent School District No. 283, Series A (GO) (SD CRED PROG) 4.25%, 02/01/43 (c)	500		507,458
			3,318,809
Mississippi: 0.1%
Mississippi Hospital Equipment and Facilities Authority, Baptist Memorial Health Corp., Series A (RB) 5.00%, 09/01/41 (c)	500		502,384
Missouri: 0.7%
County of Jackson, Series A (RB)
4.25%, 12/01/53 (c)	1,000		950,808
4.38%, 12/01/58 (c)	1,000		964,145
Health & Educational Facilities Authority of the State of Missouri (RB) 5.00%, 11/15/45 (c)	1,000		993,529
			2,908,482
Nebraska: 0.6%
Central Plains Energy Project, Gas Project Crossover No. 3, Series A (RB) 5.00%, 09/01/42	500		516,896
City of Omaha and County of Douglas, Public Building, Series B (GO) 4.00%, 05/01/50 (c)	550		520,087
Nebraska Investment Finance Authority, Single Family Housing, Series E (RB) 4.80%, 09/01/53 (c)	500		502,915
University of Nebraska Facilities Corp., Series A (RB) 4.00%, 07/15/59 (c)	750		691,170
	Par (000’s	)	Value
Nebraska (continued)
4.00%, 07/15/62 (c)	$500		$458,612
			2,689,680
Nevada: 0.6%
City of Carson, Tahoe Regional Healthcare Project (RB) 5.00%, 09/01/42 (c)	390		393,996
City of Henderson, Utility System, Series A-1 (GO) 4.00%, 06/01/50 (c)	675		638,029
County of Clarke, School District, Limited Tax, Series A (GO) 4.00%, 06/15/42 (c)	500		490,519
Las Vegas Convention and Visitors Authority, Series B (RB) 4.00%, 07/01/49 (c)	1,000		939,890
			2,462,434
New Hampshire: 0.1%
National Finance Authority Hospital, St. Lukes University Health Network Project, Series B (RB) (AGM) 3.00%, 08/15/46 (c)	500		375,289
New Jersey: 4.0%
New Jersey Economic Development Authority School Facilities, Series FFF (RB) 4.62%, 06/15/48 (c)	1,000		990,717
New Jersey Educational Facilities Authority, New Jersey Princeton University, Series B (RB) 5.25%, 03/01/54 (c)	1,500		1,646,932
New Jersey Educational Facilities Authority, New Jersey Princeton University, Series C (RB) 2.00%, 03/01/41 (c)	500		329,800
New Jersey Health Care Facilities Financing Authority, Atlanticare Health System (RB) 2.50%, 07/01/51 (c)	490		294,057
New Jersey Health Care Facilities Financing Authority, Inspira Health, Series A (RB) 4.00%, 07/01/41 (c)	800		776,965
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health, Series A (RB) 4.00%, 07/01/41 (c)	305		306,358
New Jersey Housing and Mortgage Finance Agency, Single Family Housing (RB) 4.80%, 10/01/53 (c)	500		502,569

See Notes to Financial Statements

101

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(continued)

	Par (000’s	)	Value
New Jersey (continued)
New Jersey Housing and Mortgage Finance Agency, Single Family Housing, Series K (RB) 4.55%, 10/01/44 (c)	$1,000		$1,001,864
New Jersey Transportation Trust Fund Authority, Series AA (RB)
4.00%, 06/15/45 (c)	1,500		1,423,844
4.50%, 06/15/49 (c)	910		881,207
5.00%, 06/15/45 (c)	1,000		1,005,671
New Jersey Transportation Trust Fund Authority, Series BB (RB)
3.50%, 06/15/46 (c)	365		306,622
4.00%, 06/15/44 (c)	1,000		954,491
5.25%, 06/15/50 (c)	1,000		1,070,783
New Jersey Turnpike Authority, Series A (RB)
4.00%, 01/01/48 (c)	1,000		966,012
4.00%, 01/01/51 (c)	1,000		954,841
New Jersey Turnpike Authority, Series B (RB) 5.25%, 01/01/49 (c)	1,500		1,643,743
New Jersey Turnpike Authority, Series E (RB) 5.00%, 01/01/45 (c)	955		959,320
South Jersey Transportation Authority, Transportation System, Series A (RB) 5.00%, 11/01/45 (c)	500		514,025
Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/46 (c)	500		511,264
Tobacco Settlement Financing Corp., Series B (RB) 5.00%, 06/01/46 (c)	465		469,586
			17,510,671
New Mexico: 0.0%
New Mexico Mortgage Finance Authority, Single Family Mortgage, Series F (RB) 3.05%, 07/01/44 (c)	290		233,744
New York: 21.3%
Battery Park City Authority, Series A (RB) 4.00%, 11/01/44 (c)	1,000		988,272
City of New York, Series A (GO) 4.00%, 08/01/50 (c)	1,000		949,793
City of New York, Series C (GO) 4.00%, 08/01/41 (c)	1,000		981,804
City of New York, Series D (GO) (BAM)
4.00%, 03/01/50 (c)	1,000		950,233
5.00%, 03/01/43 (c)	750		796,149
City of New York, Series F (GO) 5.00%, 03/01/50 (c)	1,000		1,049,361
	Par (000’s	)	Value
New York (continued)
County of Monroe, Industrial Development Corp., University of Rochester Project, Series A (RB) 4.00%, 07/01/50 (c)	$900		$850,367
Dutchess County Local Development Corp., Bard College Project, Series A (RB) 5.00%, 07/01/51 (c)	1,000		987,855
Hudson Yards Infrastructure Corp., Series A (RB) 5.00%, 02/15/42 (c)	645		663,489
Hudson Yards Infrastructure Corp., Series A (RB) (AGM) 4.00%, 02/15/47 (c)	1,000		953,210
Long Island Power Authority Electric System (RB) 5.00%, 09/01/42 (c)	1,000		1,033,300
Los Angeles Department of Water and Power, Series B (RB) 5.00%, 09/01/45 (c)	1,000		1,005,358
Metropolitan Transportation Authority, Series A (RB)
4.00%, 11/15/51 (c)	1,000		936,500
5.00%, 11/15/44 (c)	1,000		1,070,765
Metropolitan Transportation Authority, Series A (RB) (AGM) 5.00%, 11/15/44 (c)	715		741,136
Metropolitan Transportation Authority, Series A-1 (RB)
4.00%, 11/15/43 (c)	400		368,670
4.00%, 11/15/49 (c)	1,000		895,534
5.00%, 11/15/45 (c)	590		592,778
Metropolitan Transportation Authority, Series B-1 (RB) 5.00%, 11/15/51 (c)	500		506,199
Metropolitan Transportation Authority, Series C-1 (RB)
4.75%, 11/15/45 (c)	1,000		1,018,040
5.25%, 11/15/56 (c)	1,050		1,066,969
Metropolitan Transportation Authority, Series D (RB)
4.00%, 11/15/46 (c)	250		228,313
4.00%, 11/15/42 (c)	1,245		1,158,408
Metropolitan Transportation Authority, Series E (RB) 5.00%, 11/15/43 (c)	180		180,102
Monroe County Industrial Development Corp. Rochester Regional Health Project, Series A (RB) 4.00%, 12/01/46 (c)	650		555,680
MTA Hudson Rail Yards Trust, Series A (RB) 5.00%, 11/15/56 (c)	1,000		983,798

See Notes to Financial Statements

102

	Par (000’s	)	Value
New York (continued)
New York City Environmental Facilities, Clean Water and Drinking Water, Series B (RB) 4.00%, 06/15/49 (c)	$500		$480,367
New York City Housing Development Corp., Housing Impact, Series A (RB) 4.80%, 02/01/53 (c)	500		501,863
New York City Housing Development Corp., Multi-Family Housing, Series A-1 (RB)
4.75%, 11/01/54 (c)	1,000		999,566
4.85%, 11/01/53 (c)	1,500		1,509,545
New York City Housing Development Corp., Multi-Family Housing, Series C-1 (RB) 2.25%, 11/01/41 (c)	800		542,338
New York City Housing Development Corp., Multi-Family Housing, Series E-1 (RB) 4.85%, 11/01/53 (c)	750		755,036
New York City Housing Development Corp., Multi-Family Housing, Series J (RB) 3.05%, 11/01/49 (c)	555		406,663
New York City Municipal Water Finance Authority, Water and Sewer System, Series AA (RB)
4.00%, 06/15/50 (c)	1,000		957,086
5.00%, 06/15/48 (c)	850		898,693
New York City Municipal Water Finance Authority, Water and Sewer System, Series BB (RB)
4.00%, 06/15/45 (c)	2,000		1,949,060
5.00%, 06/15/49 (c)	1,000		1,042,578
5.00%, 06/15/44 (c)	955		1,026,270
New York City Municipal Water Finance Authority, Water and Sewer System, Series CC (RB)
3.75%, 06/15/47 (c)	710		616,995
4.00%, 06/15/52 (c)	500		477,603
4.00%, 06/15/45 (c)	1,500		1,400,744
5.00%, 06/15/52 (c)	1,000		1,053,988
5.25%, 06/15/54 (c)	1,500		1,640,017
New York City Municipal Water Finance Authority, Water and Sewer System, Series CC (RB)
4.00%, 06/15/51 (c)	1,000		957,605
5.00%, 06/15/51 (c)	500		526,100
New York City Municipal Water Finance Authority, Water and Sewer System, Series DD (RB)
4.12%, 06/15/47 (c)	1,000		977,563
	Par (000’s	)	Value
New York (continued)
New York City Transitional Finance Authority Building Aid, Series S-1 (RB) (SAW) 3.00%, 07/15/49 (c)	$350		$262,712
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B (RB)
4.38%, 05/01/53 (c)	1,500		1,481,173
5.25%, 05/01/50 (c)	1,000		1,086,323
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B-1 (RB)
4.00%, 08/01/42 (c)	1,500		1,478,953
4.00%, 08/01/45 (c)	1,000		968,244
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C (RB) 5.25%, 05/01/48 (c)	1,000		1,091,319
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB)
4.00%, 05/01/41 (c)	500		495,826
4.00%, 05/01/44 (c)	1,000		974,094
4.00%, 11/01/42 (c)	1,120		1,093,903
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D-1 (RB) 4.00%, 11/01/47 (c)	500		481,374
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB)
2.25%, 02/01/51 (c)	650		379,521
4.00%, 02/01/44 (c)	1,000		961,264
5.00%, 02/01/43 (c)	1,000		1,026,969
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1 (RB)
4.00%, 02/01/51 (c)	1,000		951,430
5.25%, 02/01/47 (c)	1,000		1,088,930
New York City Water and Sewer System, Series BB (RB) 4.00%, 06/15/50 (c)	640		612,535
New York City, Series D (GO) 4.00%, 04/01/50 (c)	1,000		950,163
New York City, Series D-1 (GO) 5.00%, 12/01/43 (c)	1,000		1,049,038
New York Liberty Development Corp., 1 World Trade Center Project (RB) 4.00%, 02/15/43 (c)	620		607,136

See Notes to Financial Statements

103

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(continued)

	Par (000’s	)	Value
New York (continued)
New York State Dormitory Authority, New School, Series A (RB)
4.00%, 07/01/43 (c)	$475		$448,305
5.00%, 07/01/46 (c)	420		424,290
New York State Dormitory Authority, Northwell Health, Series A (RB) 5.00%, 05/01/52 (c)	1,300		1,345,674
New York State Dormitory Authority, Personal Income Tax, Series A (RB)
3.00%, 03/15/42 (c)	500		411,085
5.00%, 03/15/49 (c)	500		525,092
5.25%, 03/15/52 (c)	800		867,089
New York State Dormitory Authority, Personal Income Tax, Series B (RB)
5.00%, 02/15/44 (c)	730		732,393
5.00%, 02/15/42 (c)	1,500		1,549,317
New York State Dormitory Authority, Sales Tax, Series A (RB) 4.00%, 03/15/48 (c)	1,000		954,608
New York State Dormitory Authority, St. John's University, Series A (RB) 4.00%, 07/01/48 (c)	550		503,753
New York State Dormitory Authority, State Sales Tax, Series A (RB)
4.00%, 03/15/47 (c)	800		763,210
4.00%, 03/15/49 (c)	1,000		957,641
5.00%, 03/15/45 (c)	1,000		1,034,121
New York State Dormitory Authority, State Sales Tax, Series E (RB) 5.00%, 03/15/48 (c)	500		516,791
New York State Mortgage Agency, Homeowner Mortgage (RB) 4.90%, 10/01/53 (c)	1,355		1,363,706
New York State Mortgage Agency, Homeowner Mortgage (RB) (SBG) 2.55%, 04/01/50 (c)	330		214,638
New York State Power Authority, Series A (RB) 4.00%, 11/15/50 (c)	500		476,934
New York State Thruway Authority, Junior Indebtedness, Series B (RB) 4.00%, 01/01/45 (c)	1,440		1,371,214
New York State Thruway Authority, Personal Income Tax, Series A (RB) 4.00%, 03/15/55 (c)	1,000		913,566
	Par (000’s	)	Value
New York (continued)
New York State Thruway Authority, Series P (RB) 5.25%, 01/01/54 (c)	$1,000		$1,084,641
New York State Urban Development Corp., Personal Income Tax (RB) 5.00%, 03/15/63 (c)	2,000		2,100,249
New York State Urban Development Corp., Personal Income Tax, Series A (RB)
4.00%, 03/15/53 (c)	1,000		928,755
5.00%, 03/15/43 (c)	500		523,650
New York State Urban Development Corp., Personal Income Tax, Series C (RB)
3.00%, 03/15/48 (c)	550		408,733
5.00%, 03/15/47 (c)	2,000		2,102,906
New York State Urban Development Corp., State Sales Tax, Series A (RB) 3.00%, 03/15/50 (c)	1,000		733,236
New York State, Dormitory Authority, Personal Income Tax, Series D (RB) 5.00%, 02/15/48 (c)	820		857,172
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Series C (RB)
4.00%, 12/01/41 (c)	1,230		1,192,402
4.00%, 12/01/42 (c)	925		889,492
Port Authority of New York & New Jersey (RB) 5.00%, 10/15/41 (c)	1,000		1,014,467
Triborough Bridge and Tunnel Authority Sales Tax, Series A (RB)
4.00%, 05/15/57 (c)	840		784,188
4.25%, 05/15/58 (c)	1,000		968,079
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax, Series B (RB)
5.00%, 05/15/56 (c)	500		512,416
5.25%, 11/15/53 (c)	750		811,808
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax, Series C (RB)
4.00%, 05/15/51 (c)	750		713,844
5.00%, 05/15/51 (c)	1,000		1,054,951
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax, Series D (RB) 4.50%, 05/15/47 (c)	500		512,991
Triborough Bridge and Tunnel Authority, Series A (RB)
5.00%, 11/15/49 (c)	1,000		1,049,844
5.00%, 11/15/54 (c)	750		782,559
5.00%, 11/15/51 (c)	1,000		1,049,992

See Notes to Financial Statements

104

	Par (000’s	)	Value
New York (continued)
TSASC, Inc., Tobacco Settlement, Series A (RB) 5.00%, 06/01/41 (c)	$1,000		$1,016,785
			93,739,257
North Carolina: 0.8%
North Carolina Housing Finance Agency, Home Ownership (RB) 4.88%, 07/01/42 (c)	500		510,920
North Carolina Housing Finance Agency, Home Ownership, Series A (RB) 4.38%, 07/01/44 (c)	1,000		983,170
North Carolina Medical Care Commission, Health Care Facilities, Series A (RB) 4.00%, 11/01/49 (c)	1,000		966,334
North Carolina Turnpike Authority, Triangle Expressway System (RB)
5.00%, 01/01/44 (c)	500		512,536
5.00%, 01/01/49 (c)	750		762,445
			3,735,405
North Dakota: 0.2%
North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series A (RB) 4.70%, 07/01/47 (c)	1,000		1,006,681
Ohio: 1.8%
Buckeye Tobacco Settlement Financing Authority, Series A-2 (RB) 4.00%, 06/01/48 (c)	1,000		891,736
County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB) 5.00%, 11/01/43 (c)	600		602,065
County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
5.00%, 02/15/42 (c)	1,000		1,002,451
5.00%, 02/15/57 (c)	1,000		962,151
5.25%, 02/15/47 (c)	1,000		1,002,385
5.50%, 02/15/57 (c)	1,000		1,011,413
County of Franklin, Ohio Various Purpose Sales Tax (RB) 5.00%, 06/01/48 (c)	1,075		1,114,119
County of Hamilton, Ohio Healthcare Improvement, Life Enriching Communities Project (RB) 5.00%, 01/01/46 (c)	250		233,371
County of Hamilton, Ohio Hospital Facilities, TriHealth, Inc. (RB) 5.00%, 08/15/42 (c)	1,000		1,020,881
			7,840,572
	Par (000’s	)	Value
Oklahoma: 0.3%
Oklahoma Turnpike Authority, Series A (RB) 4.00%, 01/01/48 (c)	$700		$666,140
University of Oklahoma, Series A (RB) (BAM) 5.00%, 07/01/49 (c)	835		894,256
			1,560,396
Oregon: 0.9%
City of Portland, Oregon Sewer System, Series A (RB) 5.00%, 12/01/42 (c)	500		551,680
Multnomah County School District No. 1J, Series B (GO) (SBG)
2.00%, 06/15/42 (c)	550		355,898
3.25%, 06/15/42 (c)	295		252,155
Oregon Health and Science University, Series A (RB) 4.00%, 07/01/51 (c)	1,000		937,537
Tri-County Metropolitan Transportation District of Oregon, Series A (RB) 3.00%, 09/01/44 (c)	935		740,854
University of Oregon, Series A (RB) 5.00%, 04/01/50 (c)	1,000		1,042,591
			3,880,715
Pennsylvania: 4.0%
Chester County Health and Education Facilities Authority, Main Line Health System, Series A (RB) 4.00%, 09/01/50 (c)	645		599,414
City of Philadelphia, Pennsylvania Gas Works (RB) 5.00%, 08/01/47 (c)	805		817,390
City of Philadelphia, Pennsylvania Water & Wastewater, Series A (RB)
5.00%, 10/01/52 (c)	500		509,857
5.00%, 10/01/47 (c)	500		511,955
Commonwealth of Pennsylvania, Series A (CP) (FHA) 4.00%, 07/01/46 (c)	1,170		1,111,153
Geisinger Authority, Health System, Series A (RB) 5.00%, 04/01/50 (c)	1,000		1,021,037
Lancaster County, Hospital Authority, Penn State Health (RB) 5.00%, 11/01/51 (c)	1,000		1,019,596
Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living Project, Series B-2 (RB) 5.25%, 07/01/46 (c)	1,000		1,019,877

See Notes to Financial Statements

105

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(continued)

	Par (000’s	)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Single Family Mortgage (RB) 2.28%, 10/01/41 (c)	$500		$358,287
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series A (RB)
4.30%, 10/01/41 (c)	1,000		984,503
4.85%, 10/01/43 (c)	500		509,557
5.00%, 10/01/43 (c)	1,000		1,027,383
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series B (RB) 3.65%, 10/01/42 (c)	260		232,529
Pennsylvania State University (RB) 5.25%, 09/01/53 (c)	1,000		1,088,164
Pennsylvania Turnpike Commission, Oil Franchise Tax, Series A (RB) (AGM) 5.00%, 12/01/48 (c)	290		300,068
Pennsylvania Turnpike Commission, Oil Franchise Tax, Series A (RB) (BAM) 4.00%, 12/01/51 (c)	1,000		951,129
Pennsylvania Turnpike Commission, Series A (RB) 5.00%, 12/01/44 (c)	1,000		1,004,399
Pennsylvania Turnpike Commission, Series A (RB) (AGM) 4.00%, 12/01/49 (c)	1,045		999,870
Pennsylvania Turnpike Commission, Series A-1 (RB) 5.00%, 12/01/47 (c)	900		927,864
Pennsylvania Turnpike Commission, Series B (RB)
4.00%, 12/01/46 (c)	1,000		946,533
5.00%, 12/01/45 (c)	800		850,084
Upper Merion Area School District, Series A (GO) (SAW) 4.00%, 01/15/46 (c)	1,105		1,062,065
			17,852,714
Rhode Island: 0.1%
State of Rhode Island, Series A (GO) 4.12%, 08/01/42 (c)	600		606,471
South Carolina: 1.0%
South Carolina Jobs-Economic Development Authority, Mercy Health, Series A (RB) 4.00%, 12/01/44 (c)	855		814,695
South Carolina Jobs-Economic Development Authority, Prisma Health, Series A (RB) 5.00%, 05/01/48 (c)	1,000		1,008,259
	Par (000’s	)	Value
South Carolina (continued)
South Carolina Public Service Authority, Santee Cooper, Series A (RB) 4.00%, 12/01/52 (c)	$500		$446,540
South Carolina Public Service Authority, Series E (RB) 5.25%, 12/01/55 (c)	1,500		1,503,253
University of South Carolina, Campus Village Project, Series A (RB) 5.00%, 05/01/46 (c)	820		871,770
			4,644,517
Tennessee: 0.9%
Metropolitan Government of Nashville and Davidson County, Vanderbilt University Medical Center, Series A (RB) 5.00%, 07/01/46 (c)	1,500		1,510,111
Tennessee Housing Development Agency, Residential Finance Program (RB) 2.95%, 07/01/49 (c)	335		241,423
Tennessee Housing Development Agency, Residential Finance Program, Series A (RB) 5.40%, 07/01/53 (c)	1,000		1,036,930
Tennessee State School Bond Authority, Higher Education Facilities, Series A (RB) 5.00%, 11/01/42 (c)	1,040		1,069,962
			3,858,426
Texas: 11.4%
Arlington Higher Education Finance Corp., Harmony Public Schools, Series A (RB) 3.00%, 02/15/46 (c)	1,000		743,616
Arlington Higher Education Finance Corp., Riverwalk Education Foundation, Inc. (RB) 4.00%, 08/15/44 (c)	675		649,899
Austin Independent School District, Unlimited Tax School Building (GO)
4.00%, 08/01/48 (c)	1,000		955,274
4.00%, 08/01/44 (c)	750		739,069
Board of Regents of the University of Texas System, Series A (RB)
3.00%, 08/15/41 (c)	525		434,501
4.00%, 07/01/41 (c)	500		502,684
Central Texas Regional Mobility Authority, Senior Lien, Series E (RB) 5.00%, 01/01/45 (c)	750		778,876

See Notes to Financial Statements

106

	Par (000’s	)	Value
Texas (continued)
City of Austin, Texas Electricity Utility System, Series A (RB) 5.00%, 11/15/49 (c)	$1,375		$1,433,779
City of Austin, Waterwaste System (RB) 5.00%, 11/15/43 (c)	1,000		1,082,128
City of El Paso (GO) 4.00%, 08/15/45 (c)	950		910,565
City of Lubbock, Texas Electric Light & Power System (RB) 4.00%, 04/15/46 (c)	650		606,332
City of Royse, Independent School District (GO) 5.00%, 02/15/48 (c)	950		1,014,441
City of San Antonio, Texas Electric & Gas Systems (RB)
5.00%, 02/01/44 (c)	500		531,627
5.00%, 02/01/44 (c)	260		252,905
Colin and Kaufman Counties, School Independent District (GO) 4.00%, 02/15/53 (c)	1,000		938,364
Conroe Independent School District, Unlimited Tax School (GO) 5.00%, 02/15/49 (c)	1,000		1,072,558
County of Collin, Limited Tax (GO) 4.00%, 02/15/43 (c)	1,000		989,804
Cypress-Fairbanks Independent School District, Series A (GO) 2.25%, 02/15/43 (c)	600		397,964
Dallas Fort Worth International Airport, Series B (RB) 4.00%, 11/01/45 (c)	2,500		2,413,404
Dallas Independent School District, Unlimited Tax School Building (GO)
4.00%, 02/15/53 (c)	1,000		933,709
4.00%, 02/15/54 (c)	1,000		929,451
5.00%, 02/15/49 (c)	1,000		1,068,672
Denton Independent School District, Unlimited Tax School Building (GO) 5.00%, 08/15/48 (c)	1,000		1,075,227
El Paso Independent School District, Unlimited Tax School Building (GO) 4.00%, 08/15/48 (c)	1,000		955,050
Ford Bens County, Unlimited Tax Road (GO) 5.25%, 03/01/53 (c)	1,000		1,081,408
Grand Parkway Transportation Corp. System, First Tier Toll, Series C (RB) 4.00%, 10/01/49 (c)	770		702,910
	Par (000’s	)	Value
Texas (continued)
Grand Parkway Transportation Corp. System, Subordinate Tier Toll, Series A (RB) 5.00%, 10/01/48 (c)	$640		$658,426
Harris County, Cultural Education Facilities Finance Corp., Houston Methodist Hospital (RB) 4.00%, 12/01/45 (c)	590		546,351
Harris County, Cultural Education Facilities Finance Corp., Texas Children's Hospital, Series A (RB) 4.00%, 10/01/47 (c)	1,000		943,381
Harris County, Flood Control District, Series A (GO) 4.00%, 10/01/45 (c)	500		485,651
Harris County, Hospital District (RB) 4.00%, 02/15/42 (c)	560		524,050
Harris County, Texas Toll Road, Series A (RB) 4.00%, 08/15/48 (c)	1,000		950,705
Hurst Euless Bedford Independent School District (GO) 5.00%, 08/15/43 (c)	1,000		1,103,833
Katy Independent School District (GO) 4.00%, 02/15/53 (c)	750		693,373
Keller Independent School District (GO) 4.00%, 02/15/47 (c)	1,000		954,607
Lamar Consolidated Independent School District (GO) (AGM) 5.50%, 02/15/58 (c)	2,000		2,190,413
Leander Independent School District, Series A (GO) 0.00%, 08/16/42 (c) ^	900		382,625
Lower Colorado River Authority Transmission, LCRA Transmission Services Corp. Project (RB) 5.00%, 05/15/45 (c)	1,500		1,511,193
Lower Colorado River Authority Transmission, LCRA Transmission Services Corp. Project, Series S (RB) 5.00%, 05/15/43 (c)	500		515,370
North Texas Tollway Authority System, Second Tier (RB) 4.25%, 01/01/49 (c)	750		716,645
Northwest Independent School District, Unlimited Tax School Building (GO) 4.00%, 02/15/47 (c)	1,000		971,579

See Notes to Financial Statements

107

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(continued)

	Par (000’s	)	Value
Texas (continued)
Pflugerville Independent School District, Unlimited Tax School Building, Series A (GO) 5.00%, 02/15/48 (c)	$1,000		$1,036,450
San Jacinto College District, Series A (GO) 5.00%, 02/15/44 (c)	900		934,259
State of Texas, Department of Housing & Community Affairs, Residential Mortgage, Series A (RB) 5.25%, 01/01/53 (c)	1,000		1,026,915
Texarkana Independent School District (GO)
4.00%, 02/15/53 (c)	1,000		935,257
4.00%, 08/15/53 (c)	1,015		953,510
Texas Department of Housing and Community Affairs, Residential Mortgage, Series B (RB) 5.25%, 07/01/53 (c)	1,000		1,025,550
Texas Water Development Board (RB)
4.00%, 10/15/45 (c)	500		486,217
4.80%, 10/15/52 (c)	1,000		1,034,981
Texas Water Development Board, Series A (RB)
4.00%, 10/15/49 (c)	990		936,165
5.00%, 10/15/43 (c)	840		874,134
Texas Water Development Board, Series B (RB) 4.00%, 10/15/43 (c)	1,000		978,704
Tomball Independent School District (GO)
4.00%, 02/15/45 (c)	1,000		969,939
5.00%, 02/15/42 (c)	1,000		1,090,348
University of Houston, Series A (RB) 5.00%, 02/15/56 (c)	500		525,200
Waller Independent School District, Series A (GO) 4.00%, 02/15/48 (c)	500		480,438
Ysleta Independent School District (GO) 5.00%, 08/15/56 (c)	500		524,524
			50,155,010
Utah: 0.6%
Salt Lake City, International Airport, Series B (RB) 5.00%, 07/01/43 (c)	360		375,037
University of Utah, Board of Higher Education, Series A (RB)
4.00%, 08/01/51 (c)	1,000		949,367
5.00%, 08/01/46 (c)	1,160		1,242,678
Utah County, IHC Health Services, Inc., Series B (RB) 3.00%, 05/15/47 (c)	210		160,933
			2,728,015
	Par (000’s	)	Value
Virginia: 1.2%
Fairfax County Industrial Development Authority, Inova Health System Project, Series B (RB) 4.00%, 05/15/48 (c)	$1,000		$953,604
Hampton Roads Transportation Accountability Commission, Series A (RB)
4.00%, 07/01/57 (c)	600		558,063
5.00%, 07/01/60 (c)	500		521,429
5.00%, 07/01/50 (c)	625		655,853
University of Virginia, Series A (RB) 5.00%, 04/01/42 (c)	1,000		1,039,560
Virginia Small Business Financing Authority, National senior Campuses, Inc., Series A (RB) 4.00%, 01/01/45 (c)	500		451,117
Williamsburg Economic Development Authority, Virginia Student Housing, William and Mary Project, Series A (RB) (AGM) 4.38%, 07/01/63 (c)	1,000		962,353
			5,141,979
Washington: 1.8%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax, Series S (RB) 5.00%, 11/01/41 (c)	1,000		1,024,883
City of Seattle, Washington Municipal Light and Power, Series A (RB)
4.00%, 05/01/45 (c)	1,000		951,151
5.00%, 03/01/53 (c)	1,000		1,058,523
Energy Northwest, Columbia Generating Station Electric, Series A (RB) 4.00%, 07/01/42 (c)	1,000		988,016
King County, Highline School District No. 401, Unlimited Tax (GO) (SBG) 4.00%, 12/01/42 (c)	500		492,695
King County, Public Hospital District No. 2, Evergreen Health, Series A (GO) 4.00%, 12/01/45 (c)	650		607,178
State of Washington, Various Purpose, Series A (GO)
5.00%, 08/01/42 (c)	1,000		1,061,694
5.00%, 08/01/43 (c)	1,090		1,171,245
Washington State Housing Finance Commission, Radford Court and Nordheim Court Portfolio (RB) 5.00%, 07/01/54 (c)	500		503,835
			7,859,220

See Notes to Financial Statements

108

	Par (000’s	)	Value
West Virginia: 0.4%
West Virginia Hospital Finance Authority, West Virginia University Health System, Series A (RB) 4.38%, 06/01/53 (c)	$1,000		$957,260
West Virginia Parkways Authority, Turnpike Toll (RB) 5.00%, 06/01/47 (c)	620		655,616
			1,612,876
Wisconsin: 0.9%
Public Finance Authority, Pooled Charter School (RB) 5.75%, 07/01/62 (c)	1,000		1,074,490
Public Finance Authority, Renown Regional Medical Center Project, Series A (RB) 4.25%, 06/01/41 (c)	500		489,107
	Par (000’s	)	Value
Wisconsin (continued)
Wisconsin Health and Educational Facilities Authority, Children's Hospital, Inc. (RB) 4.00%, 08/15/47 (c)	$1,000		$941,398
Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series A (RB) 5.00%, 02/15/46 (c)	250		242,936
Wisconsin Housing and Economic Development Authority, Home Ownership, Series A (RB) 4.85%, 09/01/43 (c)	1,000		1,018,534
			3,766,465
Total Municipal Bonds: 98.2% (Cost: $450,991,900)			432,652,276
Other assets less liabilities: 1.8%			7,849,211
NET ASSETS: 100.0%			$440,501,487

Definitions:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax

Footnotes:

(c)	Callable Security — the redemption date shown is the date the security may be redeemed by the issuer
(p)	Putable Security — the redemption date shown is the date the security may be redeemed by the investor
^	Zero Coupon Bond

See Notes to Financial Statements

109

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(continued)

Summary of Investments by Sector	% of Investments	Value
Hospitals	14.5%	$62,865,801
Local GO	14.4	62,409,896
Tax	14.4	62,376,676
Water & Sewer	9.6	41,375,736
Education	8.1	35,256,627
Toll & Turnpike	6.8	29,445,551
State GO	6.2	26,652,785
Transportation	5.6	24,362,779
Single Family Housing	4.5	19,312,165
Power	3.6	15,795,719
Leasing COPS & Appropriations	2.9	12,455,440
Airport	2.7	11,624,769
Multi-Family Housing	1.8	7,876,796
Utilities	1.7	7,232,130
Tobacco	0.9	3,695,442
Miscellaneous	0.8	3,619,421
Industrial Development Revenue	0.6	2,600,941
Health	0.6	2,459,840
Unassigned	0.2	1,001,864
Pollution Control	0.1	231,898
	100.0%	$432,652,276

The summary of inputs used to value the Fund's investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$432,652,276	$—	$432,652,276

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

110

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April 30, 2024

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.3%
Alabama: 2.3%
Black Belt Energy Gas District, Project No. 8, Series A (RB) 4.00%, 12/01/52 (c) (p)	$1,000		$980,730
Black Belt Energy Gas District, Series C-1 (RB) 4.00%, 10/01/52 (c) (p)	2,100		2,098,286
City of Birmingham, Special Care Facilities Financing Authority, Methodist Home (RB) 5.50%, 06/01/30 (c)	500		488,136
Hoover Industrial Development Board, United States Steel Corp. Project (RB) 6.38%, 11/01/50 (p)	390		428,040
Lower Alabama Gas District, Project No. 2 (RB) (SAW) 4.00%, 12/01/50 (c) (p)	1,000		999,194
Southeast Alabama Gas Supply District, Project No. 2, Series B (RB) 5.00%, 06/01/49 (c) (p)	1,000		1,042,684
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A (RB) 4.50%, 05/01/32 (c)	1,224		1,222,959
			7,260,029
Arizona: 2.1%
Arizona Industrial Development Authority Education Facility, Leman Academy of Excellence, East and Central Tucson Projects, Series A (RB) 4.00%, 07/01/29 (c)	500		484,537
Arizona Industrial Development Authority, Basis School Projects, Series A (RB) 4.75%, 07/01/29 (c)	1,085		1,084,442
Arizona Industrial Development Authority, Economic Development, Linder Village Project (RB) (AGM) 5.00%, 06/01/31	925		923,538
Arizona Industrial Development Authority, Pinecrest Academy of Nevada, Cadence Campus Project, Series A (RB) 4.00%, 07/15/30 (c)	445		432,580
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project, Series A (RB) 4.50%, 07/15/29 (c)	500		471,125
Arizona Industrial Development Authority, Point 320 LLC, Series A (RB) 3.62%, 05/20/33	459		424,092
	Par (000’s	)	Value
Arizona (continued)
City of Phoenix Civic Improvement Corp., Junior Lien Airport, Series B (RB) 5.00%, 07/01/30 (c)	$1,000		$1,066,449
Industrial Development Authority of the City of Phoenix, Basis Schools, Inc. Project, Series A (RB) 4.00%, 07/01/25	225		223,225
Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series B (RB) 4.00%, 07/01/29	1,390		1,358,849
Salt Verde Financial Corp. (RB)
5.25%, 12/01/28	10		10,404
5.50%, 12/01/29	370		392,438
			6,871,679
Arkansas: 0.6%
Arkansas Development Finance Authority, Baptist Memorial Health Care Corp., Series B-2 (RB) 5.00%, 09/01/44 (c) (p)	2,000		2,081,785
California: 7.6%
Antelope Valley Healthcare District, Series A (RB) 5.00%, 03/01/26	300		298,556
California Community Choice Financing Authority, Clean Energy Project, Series A-1 (RB) 5.00%, 12/01/53 (c) (p)	1,000		1,047,704
California Community Choice Financing Authority, Clean Energy Project, Series C (RB) 5.25%, 01/01/54 (c) (p)	3,000		3,131,369
California Housing Finance Agency, Series A (RB) 4.00%, 03/20/33	2,787		2,775,841
California Municipal Finance Authority, CHF-Davis I, LLC-West Village Student Housing Project, Series A (RB) 5.00%, 05/15/30 (c)	1,340		1,416,200
California Municipal Finance Authority, Community Medical Centers, Series A (RB)
5.00%, 02/01/27	50		51,277
5.00%, 02/01/28 (c)	50		51,493
California Municipal Finance Authority, LINXS APM Project, Series A (RB)
5.00%, 06/30/27	610		609,200
5.00%, 06/30/28	220		219,193

See Notes to Financial Statements

111

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(continued)

	Par (000’s	)	Value
California (continued)
California Municipal Finance Authority, LINXS APM Project, Series A (RB) (AGM) 5.00%, 06/30/31 (c)	$260		$258,505
California Municipal Finance Authority, United Airlines, Inc., International Airport Project (RB) 4.00%, 07/15/29	6,625		6,587,784
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB) 7.00%, 07/01/22 (d) *	1,000		13,500
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB) (SAW) 7.50%, 07/01/32 (d) *	1,360		18,360
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project, Series A-1 (RB) 3.38%, 07/01/25	400		398,474
California Statewide Communities Development Authority, Baptist University, Series A (RB) 3.50%, 11/01/27	810		785,840
California Statewide Communities Development Authority, Daughters of Charity Health System, Series A (RB) 5.75%, 07/01/24 (c) (d) *	2		1,796
California Statewide Communities Development Authority, Daughters of Charity Health System, Series G (RB) 5.50%, 07/01/22 (c) (d) *	6		6,096
California Statewide Communities Development Authority, Irvine East Campus Armaments, CHF-Irvine, LLC (RB) 5.00%, 05/15/33 (c)	300		306,157
California Statewide Communities Development Authority, NCCD-Hooper Street LLC-California College of the Arts Project (RB) 5.00%, 07/01/29	250		255,188
City and County of San Francisco, Airport Commission, International Airport, Series H (RB)
5.00%, 05/01/26	500		512,076
5.00%, 05/01/27	500		518,511
	Par (000’s	)	Value
California (continued)
5.00%, 05/01/29	$500		$532,663
Compton Public Finance Authority (RB) 4.50%, 09/01/32 (c)	1,000		992,404
County of Sacramento, Airport System, Series C (RB) 5.00%, 07/01/27	250		259,888
County of Sacramento, Airport System, Series E (RB) 5.00%, 07/01/28	115		124,699
El Centro Financing Authority, El Centro Regional Medical Center Project (RB) 4.50%, 07/01/29 (c)	785		757,452
Irvine Unified School District Community Facilities District No. 09-1, Series D (ST) 5.00%, 09/01/26	110		112,845
MSR Energy Authority, Series A (RB) 6.12%, 11/01/29	240		254,252
Oakland Unified School District (GO) 5.00%, 08/01/26	380		394,019
Palomar Health (RB)
5.00%, 11/01/25	250		250,972
5.00%, 11/01/27 (c)	90		89,740
Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/24	110		110,192
San Francisco Community College District (GO)
5.00%, 06/15/26 (c)	205		208,823
5.00%, 06/15/25	1,000		1,019,397
Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST) 4.00%, 09/01/21 (d) *	370		100,825
			24,471,291
Colorado: 2.6%
City and County of Denver, Colorado Airport System, Series A (RB) 5.00%, 12/01/29 (c)	295		310,423
City and County of Denver, United Airlines, Inc. Project (RB) 5.00%, 10/01/32 (c)	2,425		2,423,245
Colorado Health Facilities Authority, Aberdeen Ridge, Series B-1 (RB) 3.50%, 05/15/30 (c)	1,000		920,198
Denver Convention Center Hotel Authority (RB) 5.00%, 12/01/27 (c)	600		611,889

See Notes to Financial Statements

112

	Par (000’s	)	Value
Colorado (continued)
Fountain Urban Renewal Authority, South Academy Highlands Project, Series A (TA) 4.50%, 11/01/29 (c)	$510		$497,511
Painted Prairie Public Improvement Authority (RB) 4.00%, 12/01/29 (c)	1,000		933,012
Public Authority for Colorado Energy, Natural Gas Purchase (RB) 6.25%, 11/15/28	140		147,381
STC Metropolitan District No. 2, Series A (GO) 4.00%, 12/01/29 (c)	500		482,840
Velocity Metropolitan District No. 3 (GO) 5.12%, 12/01/34 (c)	1,000		991,789
Windler Public Improvement Authority, Series A-1 (RB) (BAM) 4.00%, 12/01/31 (c)	1,000		922,386
			8,240,674
Connecticut: 0.6%
Connecticut State Health and Educational Facilities Authority, Masonicare Issue, Series F (RB) 4.00%, 07/01/30 (c)	120		115,544
Connecticut State Health and Educational Facilities Authority, University of Hartford, Series N (RB)
5.00%, 07/01/27	430		427,614
5.00%, 07/01/29	870		867,593
Town of Hamden, Whitney Center Project (RB) 5.00%, 01/01/30 (c)	395		394,395
			1,805,146
Delaware: 0.3%
Delaware State Economic Development Authority, NRG Energy Project, Series A (RB) 1.25%, 10/01/45 (c) (p)	1,000		940,432
District of Columbia: 0.1%
District of Columbia, Latin American Montessori Bilingual Public Charter School (RB) 4.00%, 06/01/30	500		483,971
Florida: 4.6%
Capital Trust Agency, Education Growth Fund, LLC Charter School Portfolio Project, Series A-1 (RB) 3.38%, 07/01/31	1,540		1,455,639
	Par (000’s	)	Value
Florida (continued)
Capital Trust Agency, Elim Senior Housing, Inc., Project (RB) 5.00%, 08/01/27 (c)	$350		$324,297
Capital Trust Agency, The Marie Selby Botanical Gardens, Inc., Project (RB) 4.00%, 06/15/31 (c)	535		489,701
Central Florida Expressway Authority, Series D (RB) (AGM) 5.00%, 07/01/33 (c)	500		563,609
County of Broward, Florida Airport System, Series A (RB) 5.00%, 10/01/29 (c)	290		294,603
County of Broward, School District, Series B (CP) 5.00%, 07/01/30 (c)	315		329,792
County of Escambia, Health Facilities Authority, Baptist Health Care Corp., Series A (RB) (SAW) 5.00%, 08/15/31 (c)	1,500		1,566,747
County of Miami-Dade, Industrial Development Authority, NCCD-Biscayne Properties LLC Project, Series A (RB) 5.00%, 06/01/30 (c)	315		310,128
County of Miami-Dade, School Board, Series D (CP) 5.00%, 02/01/30 (c)	120		122,679
County of Palm Beach, Atlantic University Housing Project, Series A (RB) 5.00%, 04/01/29	400		407,542
County of St. Lucie, School District, Sales Tax (RB) (AGM) 5.00%, 10/01/25	250		254,659
Florida Development Finance Corp. Education Facilities, Central School Project (RB) 5.00%, 08/15/32	500		499,627
Florida Development Finance Corp. Education Facilities, Cornerstone Chapter Academy Project (RB) 5.00%, 10/01/32 (c)	500		508,032
Florida Development Finance Corp., Renaissance Chapter School Inc. Project, Series C (RB) 4.00%, 09/15/30 (c)	470		443,624
Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project, Series A (RB) 6.50%, 01/01/49 (c) (p)	2,750		2,781,292

See Notes to Financial Statements

113

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(continued)

	Par (000’s	)	Value
Florida (continued)
Florida Development Finance Corp., Waste Pro USA, Inc. Project (RB)
5.00%, 05/01/29 (c)	$1,140		$1,138,503
6.12%, 07/01/32 (c) (p)	485		495,097
JEA Electric System, Series B (RB) 5.00%, 10/01/29 (c)	110		115,856
Polk Country Industrial Development Authority, Florida Industrial Development (RB) 5.88%, 01/01/33	1,930		1,846,707
Village Community Development District No. 12 (SA) (SAW) 3.80%, 05/01/28	460		461,097
Village Community Development District No. 13 (SA)
2.62%, 05/01/24	125		125,000
3.00%, 05/01/29	235		226,293
			14,760,524
Georgia: 1.9%
Atlanta Development Authorities Senior Health Care Facilities, Proton Treatment Center Project, Series A-1 (RB) 6.00%, 01/01/23 (d) *	250		112,500
DeKalb County Housing Authority, Georgia Affordable Multifamily Housing, Series A (RB) 4.00%, 12/01/33 (c)	1,500		1,474,672
Floyd County Development Authority, Spires at Berry College Project, Series A (RB) (SBG) 5.50%, 12/01/28 (c)	250		248,194
Georgia Local Government, Grantor Trust, Series A (CP) (NATL) 4.75%, 06/01/28	380		385,009
Georgia State, Road and Tollway Authority, Highway Grant Anticipation (RB)
5.00%, 06/01/25	300		304,797
5.00%, 06/01/28	360		387,269
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project (RB) 5.00%, 08/01/34 (c)	1,500		1,510,137
Main Street Natural Gas, Inc., Series A-1 (RB) 5.50%, 09/15/25	135		136,245
	Par (000’s	)	Value
Georgia (continued)
Main Street Natural Gas, Inc., Series C (RB) 4.00%, 03/01/50 (c) (p)	$1,000		$1,000,808
Marietta Development Authority, University Facilities, Life University, Inc. Project, Series A (RB) 5.00%, 11/01/27	250		251,257
White County Development Authority, Truett McConnell University Project, Series A (RB) 5.00%, 10/01/29 (c)	200		196,003
			6,006,891
Guam: 1.4%
Guam Government, Business Privilege Tax, Series D (RB) 5.00%, 11/15/27 (c)	360		364,846
Guam Government, Business Privilege Tax, Series F (RB)
5.00%, 01/01/30	1,000		1,055,734
5.00%, 01/01/31	1,000		1,062,379
Guam Government, Series A (RB) 5.00%, 12/01/25	1,000		1,010,669
Guam Power Authority, Series A (RB) 5.00%, 10/01/33 (c)	940		1,006,469
			4,500,097
Hawaii: 0.1%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Company, Inc., Series A (RB) 3.10%, 05/01/26	500		399,146
Illinois: 12.2%
Chicago Board of Education, Series A (GO)
5.00%, 12/01/29	1,000		1,047,927
5.00%, 12/01/30 (c)	1,000		1,038,689
5.00%, 12/01/32 (c)	2,000		2,095,853
5.00%, 12/01/33 (c)	1,500		1,571,029
7.00%, 12/01/26 (c)	200		208,749
Chicago Board of Education, Series A (GO) (AGM)
5.00%, 12/01/29 (c)	200		208,829
5.00%, 12/01/29 (c)	250		256,755
Chicago Board of Education, Series A (GO) (AMBAC)
5.50%, 12/01/26	230		233,104
5.50%, 12/01/31	1,000		1,055,176
Chicago Board of Education, Series A (GO) (NATL)
0.00%, 12/01/28 ^	795		652,793
0.01%, 12/01/26	310		277,735
Chicago Board of Education, Series B (GO) 5.00%, 12/01/29	1,250		1,309,908

See Notes to Financial Statements

114

	Par (000’s	)	Value
Illinois (continued)
5.00%, 12/01/32 (c)	$1,950		$2,024,920
5.00%, 12/01/30 (c)	1,250		1,298,362
5.00%, 12/01/33 (c)	1,400		1,453,100
5.00%, 12/01/31 (c)	2,000		2,077,279
5.00%, 12/01/31 (c)	2,000		2,096,362
5.00%, 12/01/30	2,000		2,112,984
Chicago Board of Education, Series C (GO)
5.00%, 12/01/27	500		515,603
5.00%, 12/01/30 (c)	1,560		1,595,051
Chicago Board of Education, Series E (GO) 5.12%, 12/01/32 (c)	1,320		1,319,979
Chicago O’Hare International Airport, Series B (RB)
5.00%, 01/01/31 (c)	295		297,369
5.00%, 01/01/29 (c)	190		191,442
5.00%, 01/01/26 (c)	105		105,643
Chicago School Reform Board of Trustees, Series A (GO) (NATL) 0.00%, 12/01/29 ^	575		451,095
Chicago School Reform Board of Trustees, Series B-1 (GO) (NATL)
0.00%, 12/01/25 ^	560		523,321
0.00%, 12/01/26 ^	490		439,000
0.00%, 12/01/28 ^	1,515		1,246,235
0.00%, 12/01/29 ^	585		458,940
0.01%, 12/01/30	190		142,806
City of Chicago, Second Lien Water (RB)
5.00%, 11/01/30 (c)	100		100,580
5.00%, 11/01/28 (c)	150		150,823
5.00%, 11/01/29 (c)	270		271,560
City of Chicago, Second Lien Water, Series A-1 (RB) 5.00%, 11/01/30 (c)	100		103,238
City of Chicago, Series A (GO) 5.00%, 01/01/30	1,500		1,603,723
County of Cook, Series A (GO) 5.00%, 11/15/28 (c)	500		515,858
Eastern Illinois Economic Development Authority (RB) 5.00%, 11/01/33 (c)	1,000		989,581
Illinois Finance Authority, Admiral Lake Project (RB) 5.00%, 05/15/33 (c)	500		465,169
Illinois Finance Authority, Friendship Village of Schaumburg (RB) 5.00%, 02/15/27 (d) *	1,190		273,700
Illinois Finance Authority, Lutheran Life Communities, Series A (RB) 5.00%, 11/01/28 (c)	250		239,798
Illinois Finance Authority, Roosevelt University (RB) 5.40%, 04/01/27 (c)	80		78,960
	Par (000’s	)	Value
Illinois (continued)
Illinois Finance Authority, Three Crowns Park (RB) 4.00%, 02/15/27 (c)	$155		$152,705
Illinois Municipal Electric Agency, Power Supply System, Series A (RB) 5.00%, 02/01/26 (c)	785		796,699
Illinois Sports Facilities Authority (RB)
5.00%, 06/15/28	395		412,013
5.00%, 06/15/29	545		574,601
Illinois Sports Facilities Authority (RB) (AMBAC) 0.00%, 06/15/26 ^	260		236,979
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB) 5.00%, 12/15/28 (c)	500		521,871
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB) (NATL) 0.00%, 06/15/28 ^	115		98,481
Northern Illinois Municipal Power Agency, Series A (RB) 5.00%, 12/01/29 (c)	330		341,919
State of Illinois (GO)
3.50%, 06/01/30 (c)	350		334,946
4.12%, 11/01/31 (c)	100		100,459
5.00%, 05/01/27 (c)	100		100,086
5.00%, 02/01/25 (c)	150		150,116
State of Illinois, Sales Tax (RB)
5.00%, 06/15/25 (c)	285		285,476
5.00%, 06/15/24 (c)	190		190,390
5.00%, 06/15/26	235		241,630
State of Illinois, Series A (GO) 5.00%, 03/01/33 (c)	700		761,181
State of Illinois, Series C (GO) 5.00%, 11/01/29 (c)	315		328,905
State of Illinois, Series D (GO) 5.00%, 11/01/28 (c)	460		480,226
			39,207,711
Indiana: 1.3%
City of Anderson, Indiana Economic Development, Anderson University (RB) 4.75%, 10/01/27 (c)	240		228,366
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB) 4.25%, 11/01/30	2,015		2,000,684
Indiana Finance Authority, United States Steel Corp. Project, Series A (RB) 4.12%, 12/01/26	2,000		1,992,925
			4,221,975

See Notes to Financial Statements

115

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SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Iowa: 0.8%
City of Coralville, Marriott Hotel and Convention Center, Series E (CP)
4.00%, 06/01/29 (c)	$945		$900,264
4.00%, 06/01/31 (c)	1,000		937,810
Iowa Finance Authority, Northcrest, Inc. Project, Series B (RB) 5.00%, 03/01/28 (c)	245		244,308
Iowa Higher Education Loan Authority, Wartburg College Project (RB) 4.00%, 10/01/25	530		519,025
			2,601,407
Kansas: 0.2%
City of Goddard, Olympic Park Star Bond Project (RB) 3.60%, 06/01/30 (c)	100		96,493
City of Wichita, Health Care Facilities, Series III (RB) 5.00%, 05/15/34 (c)	600		537,249
			633,742
Kentucky: 0.8%
City of Henderson, Pratt Paper, LLC Project, Series B (RB) 3.70%, 01/01/32	1,830		1,770,491
Commonwealth of Kentucky, State Property and Building Commission, Project No. 108, Series A (RB) 5.00%, 08/01/28 (c)	140		142,243
Commonwealth of Kentucky, State Property and Building Commission, Project No. 108, Series B (RB) 5.00%, 08/01/26	140		144,704
Commonwealth of Kentucky, State Property and Building Commission, Project No. 112, Series B (RB) 5.00%, 11/01/28 (c)	325		337,239
Kentucky Economic Development Finance Authority, Masonic Home Independent Living II, Inc., Series A (RB) 5.00%, 05/15/26	65		63,588
Kentucky Municipal Power Agency, Prairie State Project, Series A (RB) (NATL) 5.00%, 09/01/30 (c)	175		176,831
			2,635,096
Louisiana: 2.0%
Calcasieu Parish Service District, Lake Charles Memorial Hospital Project (RB) 5.00%, 12/01/27	1,025		1,012,075
	Par (000’s	)	Value
Louisiana (continued)
Calcasieu Parish Service District, Lake Charles Memorial Hospital Project (RB) (SBG) 5.00%, 12/01/29	$150		$148,225
City of New Orleans, Louisiana Water (RB) 5.00%, 12/01/45 (c)	305		312,618
Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project (RB) 3.50%, 11/01/32 (c)	2,310		2,181,193
Louisiana Public Facilities Authority, Solid Waste Disposal , Louisiana Pellets, Inc. Project (RB) 7.00%, 07/01/24 (d) * ∞	330		4
Louisiana Public Facilities Authority, Solid Waste Disposal , Louisiana Pellets, Inc. Project, Series A (RB) 7.50%, 07/01/23 (d) * ∞	521		5
Parish of St James, Nustar Logistics, LP Project (RB)
6.10%, 06/01/38 (p)	1,500		1,631,355
6.10%, 12/01/40 (p)	1,000		1,087,548
			6,373,023
Maryland: 0.6%
City of Baltimore, East Baltimore Research Park Project, Series A (RB) 4.00%, 09/01/27	200		196,350
County of Frederick, Mount Saint Mary’s University, Series A (RB) 5.00%, 09/01/27	300		300,800
County of Howard, Series A (TA) 4.00%, 02/15/28 (c)	200		195,592
Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 09/01/25 (c)	695		700,027
Maryland Economic Development Corp., Transportation Facilities, Series A (RB) 5.00%, 06/01/28	425		444,871
			1,837,640
Massachusetts: 0.6%
Collegiate Charter School of Lowell (RB) 5.00%, 06/15/29 (c)	490		496,260

See Notes to Financial Statements

116

	Par (000’s	)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Beth Israel Lahey Health, Inc., Series I (RB) 5.00%, 07/01/28 (c)	$310		$318,353
Massachusetts Development Finance Agency, Newbridge on the Charles, Inc. (RB) 4.00%, 10/01/27 (c)	250		249,440
Massachusetts Development Finance Agency, Suffolk University (RB) 5.00%, 07/01/28 (c)	335		346,082
Massachusetts Development Finance Agency, UMass Memorial Health Care, Series I (RB) 5.00%, 07/01/28 (c)	100		102,096
Massachusetts Educational Financing Authority (RB) 5.00%, 01/01/27 (c)	275		276,559
			1,788,790
Michigan: 0.8%
Michigan Finance Authority Higher Education, Aquinas College Project (RB) 4.00%, 05/01/31	500		438,312
Michigan Finance Authority Higher Education, Thomas M. Cooley Law School Project (RB) 6.25%, 07/01/29 (c)	1,000		987,404
Michigan Strategic Fund, I-75 Improvement Project (RB) 5.00%, 06/30/30 (c)	155		160,339
Wayne County Airport Authority, Detroit metropolitan Wayne County Airport, Series C (RB) 5.00%, 12/01/27	1,000		1,060,741
			2,646,796
Minnesota: 1.1%
City of Anoka, Homestead at Anoka, Inc. Project (RB) 4.25%, 11/01/27 (c)	80		77,128
City of Blaine, Senior Housing and Health Facility, Series A (RB) 5.12%, 07/01/25 (d) *	415		269,750
City of Brooklyn Park, Charter School, Athlos Leadership Academy Project, Series A (RB) 5.25%, 07/01/30 (c)	350		339,761
City of Minneapolis, Fairview Health Services, Series A (RB)
5.00%, 11/15/33 (c)	1,000		1,036,808
5.00%, 11/15/35 (c)	1,000		1,033,423
5.00%, 11/15/34 (c)	605		626,828
	Par (000’s	)	Value
Minnesota (continued)
Saint Paul Minnesota Housing and Redevelopment Authority, HMONG College Prep Academy Project, Series A (RB) 5.00%, 09/01/26	$75		$75,348
			3,459,046
Missouri: 0.6%
City of St. Ann, Northwest Plaza Redevelopment Project, Series A (TA) 4.62%, 11/01/30 (c)	430		416,356
City of St. Louis, Industrial Development Authority, Ballpark Village Development Project, Series A (RB) 3.88%, 11/15/29 (c)	185		164,317
Lees Summit Industrial Development Authority, John Knox Village, Series A (RB) 5.00%, 08/15/32 (c)	125		125,038
Maryland Heights Industrial Development Authority, San Louis Community Ice Center Project, Series A (RB) (BAM) 4.38%, 03/15/30 (c)	330		299,305
Plaza at Noah’s Ark Community Improvement District (RB) 3.00%, 05/01/30 (c)	500		458,264
St. Louis County, Industrial Development Authority, Friendship Village St. Louis, Series A (RB) 5.00%, 09/01/28 (c)	500		509,116
			1,972,396
Nebraska: 0.8%
Central Plains Energy Project, Gas Project Crossover No. 3, Series A (RB)
5.00%, 09/01/27	500		516,175
5.00%, 09/01/28	100		104,153
5.00%, 09/01/30	125		131,512
5.00%, 09/01/31	1,000		1,052,767
5.00%, 09/01/34	650		685,723
			2,490,330
Nevada: 1.0%
City of Reno, Tax Increment Senior Lien, Series C (TA) 5.40%, 06/01/27 (c)	250		245,621
City of Sparks, Tourism Improvement District No. 1, Legends at Sparks Marina, Series A (RB) 2.75%, 06/15/28	760		724,261
Clark County, Airport System, Series A-2 (RB) 5.00%, 07/01/25 (c)	100		100,162

See Notes to Financial Statements

117

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SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Nevada (continued)
Clark County, Nevada Pollution Control, Southern California Edison Company (RB) 2.10%, 06/01/31	$5		$4,229
Clark County, School District, Series B (GO) (AGM)
5.00%, 06/15/29	250		272,738
5.00%, 06/15/30 (c)	250		270,844
Clark County, School District, Series B (GO) (BAM) 5.00%, 06/15/30	250		277,190
Clark County, School District, Series C (GO) 5.00%, 06/15/28 (c)	115		117,217
State of Nevada, Department of Business and Industry, Fulcrum Sierra Biofuels, LLC Project (RB) 5.88%, 12/15/27 (d) *	344		137,646
Tahoe-Douglas Visitors Authority (RB) 5.00%, 07/01/33 (c)	1,000		1,047,414
			3,197,322
New Hampshire: 0.1%
National Finance Authority, Covanta Project, Series A (RB) 4.00%, 11/01/27 (c)	250		246,870
New Hampshire Health and Education Facilities Authority, Hillside Village, Series A (RB) 5.25%, 07/01/27 (c) (d) *	234		56,219
			303,089
New Jersey: 4.6%
New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
5.25%, 09/15/29 (c)	2,000		2,002,962
5.62%, 11/15/30 (c)	1,000		1,008,875
5.75%, 09/15/27 (c)	1,375		1,375,830
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB)
4.00%, 07/01/32 (c)	1,155		1,162,305
4.00%, 07/01/34 (c)	600		592,805
5.00%, 07/01/33 (c)	1,000		1,023,308
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB) 4.00%, 11/01/27	380		386,292
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB) 5.00%, 11/01/25	115		117,163
	Par (000’s	)	Value
New Jersey (continued)
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Series A (RB) (AGM) 5.00%, 11/01/30 (c)	$110		$119,590
New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB) 5.50%, 06/15/28 (c)	115		119,997
New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB) 5.50%, 06/15/30 (c)	100		105,874
New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB) 5.00%, 06/15/26 (c)	340		340,370
New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
4.25%, 06/15/26 (c)	440		440,196
4.38%, 06/15/27 (c)	130		130,488
5.00%, 06/15/26 (c)	345		350,937
New Jersey Economic Development Authority, State House Project, Series B (RB) 4.00%, 06/15/29 (c)	750		761,717
New Jersey Economic Development Authority, West Campus Housing, LLC, Series A (RB) 4.12%, 07/01/30 (c)	175		159,469
New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB)
5.00%, 06/15/26 (c)	145		145,190
5.00%, 06/15/25 (c)	175		175,192
New Jersey Health Care Facilities Financing Authority, Barnabas Health, Series A (RB) 5.00%, 07/01/29 (c)	500		516,662
New Jersey State Turnpike Authority, Series A (RB) (AGM) 5.25%, 01/01/26	500		516,075
New Jersey Transportation Trust Fund Authority, Series A (RB)
0.00%, 12/15/25 ^	120		112,841
0.00%, 12/15/26 ^	360		326,550
0.00%, 12/15/32 ^	5		3,616
5.00%, 12/15/30 (c)	205		219,421
5.00%, 06/15/30 (c)	395		405,188

See Notes to Financial Statements

118

	Par (000 ’s	)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Series A-1 (RB) 5.00%, 06/15/29 (c)	$110		$112,820
New Jersey Transportation Trust Fund Authority, Series AA (RB)
5.00%, 06/15/26 (c)	275		278,375
5.25%, 06/15/29 (c)	365		371,137
5.25%, 06/15/27 (c)	100		101,597
5.25%, 06/15/28 (c)	435		442,111
State of New Jersey, Covid-19 General Emergency, Series A (GO) 5.00%, 06/01/26	500		516,641
State of New Jersey, Various Purposes (GO)
3.00%, 06/01/26	80		78,333
5.00%, 06/01/27	100		105,138
Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/29 (c)	150		158,376
			14,783,441
New Mexico: 0.4%
City of Farmington, New Mexico Pollution Control, Public Service Company of San Juan and Four Corners Projects, Series B (RB) 2.15%, 04/01/33 (c)	700		561,043
City of Farmington, New Mexico Pollution Control, Southern California Edison Company Four Corners Project, Series B (RB) 1.80%, 04/01/29	1,000		872,571
			1,433,614
New York: 13.8%
Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB)
5.00%, 07/15/27 (c)	100		102,945
5.00%, 07/15/28 (c)	100		102,816
5.00%, 07/15/30 (c)	1,800		1,846,038
5.00%, 07/15/26	100		102,529
Build NYC Resource Corp., Brooklyn Navy Yard Cogeneration Partners, L.P. Project (RB) 5.00%, 12/31/28	1,100		1,041,187
Build NYC Resource Corp., New World Preparatory Chapter School Project, Series A (RB) 4.00%, 06/15/31	275		260,580
Build NYC Resource Corp., Richmond Preparatory Chapter School Project, Series A (RB) 4.00%, 06/01/31 (c)	595		568,068
	Par (000’s	)	Value
New York (continued)
County of Suffolk, Series A (GO) (AGM) 5.00%, 02/01/26	$250		$256,928
County of Suffolk, Series B (GO) (AGM) 5.00%, 10/15/26	250		260,374
Dutchess County Local Development Corp., Health Quest System, Inc., Series B (RB)
5.00%, 07/01/30 (c)	270		273,414
5.00%, 07/01/28 (c)	275		277,918
Huntington Local Development Corp., Gurwin Independent Housing, Inc., Fountaingate Gardens Project (RB) 4.00%, 07/01/27	485		468,193
Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 11/15/30 (c)	250		256,558
Metropolitan Transportation Authority, Series C-1 (RB) 5.00%, 11/15/29 (c)	250		264,831
Metropolitan Transportation Authority, Series D (RB)
5.00%, 11/15/31 (c)	500		517,089
5.00%, 11/15/30 (c)	560		592,642
Metropolitan Transportation Authority, Series D-1 (RB)
5.00%, 11/15/28 (c)	250		255,492
5.00%, 11/15/30 (c)	250		255,117
Monroe County Industrial Development Corp., Rochester Regional Health Project, Series A (RB)
4.00%, 12/01/35 (c)	675		664,107
5.00%, 12/01/31 (c)	500		519,915
5.00%, 12/01/34 (c)	1,060		1,100,216
Monroe County Industrial Development Corp., St. Ann's Community Project (RB) 4.00%, 01/01/30 (c)	810		732,758
New York Convention Center Development Corp., Hotel Unit (RB) 5.00%, 11/15/26 (c)	500		508,728
New York Liberty Development Corp., 3 World Trade Center Project (RB) 5.15%, 11/15/34 (c)	1,000		1,002,493
New York State Dormitory Authority, Montefiore Medical Center, Series A (RB)
5.00%, 08/01/30 (c)	945		968,604
5.00%, 08/01/29 (c)	1,000		1,023,697
New York State Environmental Facilities Corp., Casella Waste Systems, Inc. Project (RB) 2.88%, 12/01/44 (p)	1,000		908,921

See Notes to Financial Statements

119

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(continued)

	Par (000’s	)	Value
New York (continued)
New York State Environmental Facilities Corp., Casella Waste Systems, Inc. Project (RB) 2.75%, 09/01/50 (c) (p)	$600		$584,500
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project (RB)
2.25%, 08/01/26	620		600,280
5.00%, 08/01/31 (c)	4,155		4,155,292
5.00%, 08/01/26 (c)	475		475,144
5.25%, 08/01/31 (c)	1,790		1,879,174
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project (RB)
4.00%, 01/01/36 (c)	1,000		991,673
4.00%, 10/01/30	4,380		4,370,379
5.00%, 01/01/31 (c)	4,405		4,552,354
5.00%, 01/01/30 (c)	1,785		1,845,473
5.00%, 10/01/35 (c)	1,000		1,056,974
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project (RB) 5.00%, 01/01/29 (c)	780		805,430
New York Transportation Development Corp., John F. Kennedy International Airport Project (RB) 3.00%, 08/01/31	2,100		1,969,883
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project (RB) (AGM)
5.00%, 12/01/30	1,430		1,531,063
5.00%, 12/01/31	1,885		2,036,838
Town of Oyster Bay, Public Improvement, Series B (GO) (AGM) 3.25%, 02/01/29 (c)	665		652,054
Town of Ramapo, Public Improvement, Series A (GO) (FGIC)
4.00%, 05/15/27 (c)	120		112,212
4.12%, 05/15/28 (c)	100		92,533
Trust for Cultural Resources of The City of New York, Lincoln Center for the Performing Arts, Inc., Series A (RB) 5.00%, 12/01/31 (c)	1,000		1,102,402
TSASC, Inc., Tobacco Settlement Bonds, Series A (RB)
5.00%, 06/01/28 (c)	70		72,906
5.00%, 06/01/27	70		72,869
	Par (000’s	)	Value
New York (continued)
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB) 4.00%, 10/15/29	$200		$196,821
			44,288,412
North Carolina: 0.4%
North Carolina Medical Care Commission, Vedan Health (RB) 5.00%, 06/01/33 (c)	250		254,051
North Carolina Turnpike Authority, Triangle Expressway System (RB) 5.00%, 01/01/25	350		352,786
North Carolina Turnpike Authority, Triangle Expressway System (RB) (AGM) 5.00%, 01/01/32 (c)	500		536,253
			1,143,090
North Dakota: 0.2%
City of Grand Forks, Altru Health System (RB) 5.00%, 12/01/34 (c)	500		517,168
County of Grand Forks, Red River Biorefinery, LLC Project, Series A (RB) 6.62%, 12/15/31 (c) (d) *	3,000		90,000
			607,168
Ohio: 2.1%
American Municipal Power, Inc., Series A (RB) 5.00%, 02/15/29	500		537,666
County of Cuyahoga, Health Care and Independent Living Facilities, Series A (RB) 5.00%, 05/15/32 (c)	920		898,583
County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
5.00%, 02/15/26	50		50,624
5.00%, 02/15/28 (c)	110		111,694
5.00%, 02/15/27	350		357,834
County of Muskingum, Ohio Hospital Facilities, Genesis Healthcare System (RB) 5.00%, 02/15/27 (c)	1,430		1,417,133
Ohio Air Quality Development Authority, American Electric Co. Project, Series A (RB) 2.40%, 12/01/38 (c) (p)	500		436,093
Ohio Air Quality Development Authority, American Electric Co. Project, Series B (RB) 2.60%, 06/01/41 (c) (p)	1,000		876,335

See Notes to Financial Statements

120

	Par (000’s	)	Value
Ohio (continued)
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series A (RB) 3.25%, 09/01/29	$2,000		$1,891,947
			6,577,909
Oklahoma: 1.0%
Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB)
5.00%, 08/15/26	1,000		1,008,853
5.00%, 08/15/27	250		254,317
Tulsa Municipal Airport Trust, American Airlines, Inc. (RB) 5.00%, 06/01/35 (c) (p)	2,000		2,012,875
			3,276,045
Pennsylvania: 3.7%
Allentown Neighborhood Improvement Zone Development Authority (RB)
5.00%, 05/01/27	1,050		1,068,566
5.00%, 05/01/28	1,420		1,425,175
5.00%, 05/01/28	875		891,211
Berks County Industrial Development Authority, Tower Health Project (RB)
4.00%, 11/01/31 (c)	200		105,832
5.00%, 11/01/24	1,000		833,582
5.00%, 11/01/25	1,000		713,402
5.00%, 11/01/26	400		263,834
5.00%, 11/01/30 (c)	1,065		570,230
Berks County Municipal Authority, Tower Health Project, Series A (RB)
5.00%, 02/01/30	800		433,288
5.00%, 02/01/31	425		227,147
Berks County Municipal Authority, Tower Health Project, Series B-2 (RB) 5.00%, 02/01/40 (c) (p)	1,500		959,357
City of Philadelphia, Pennsylvania Gas Works (RB)
5.00%, 10/01/26	100		103,199
5.00%, 08/01/25	80		81,208
Dauphin County General Authority University, Harrisburg University of Science and Technology Project (RB) 5.00%, 10/15/30 (c)	500		451,174
Fulton County Industrial Development Authority, Medical Center Project (RB) 4.00%, 07/01/28 (c)	660		633,821
	Par (000’s	)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Package One Project (RB) 5.00%, 06/30/32	$1,000		$1,091,100
Pennsylvania Economic Development Financing Authority, Pennsylvania Rapid Bridge Replacement Project (RB) 5.00%, 06/30/26	130		130,876
Pennsylvania Turnpike Commission, Series A-2 (RB) 5.00%, 06/01/30 (c)	100		103,345
Philadelphia Authority for Industrial Development, University of the Arts (RB)
4.50%, 03/15/29 (c)	550		530,843
4.50%, 03/15/29 (c)	25		26,258
Philadelphia Authority, Industrial Development, Electrical and Technology Charter School Project, Series A (RB) 4.00%, 06/01/31	565		541,066
State Public School Building Authority, School District of Philadelphia Project, Series A (RB) (SAW) 5.00%, 06/01/29 (c)	200		205,978
The Hospitals and Higher Education, Facilities Authority of Philadelphia (RB)
5.00%, 07/01/26	115		116,201
5.00%, 07/01/29 (c)	275		279,854
			11,786,547
Puerto Rico: 8.2%
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB) 5.00%, 07/01/30	3,000		3,175,734
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series B (RB)
5.00%, 07/01/28	1,000		1,042,630
5.00%, 07/01/33 (c)	2,000		2,127,249
Puerto Rico Commonwealth, Series A-1 (GO) (BAM-TCRS)
4.00%, 07/01/33 (c)	4,000		3,942,474
5.38%, 07/01/25	3,638		3,663,864
5.62%, 07/01/27	1,000		1,040,241
5.62%, 07/01/29	3,000		3,237,143
5.75%, 07/01/31	2,000		2,233,173
Puerto Rico Electric Power Authority, Series SS (RB) (NATL) 5.00%, 07/01/24 (c)	545		545,061

See Notes to Financial Statements

121

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(continued)

	Par (000’s	)	Value
Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, Series A (RB) (AGM) 5.00%, 08/01/30 (c)	$780		$785,181
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB)
0.01%, 07/01/31 (c)	2,000		1,509,450
0.01%, 07/01/33 (c)	1,500		1,036,904
4.50%, 07/01/34 (c)	1,000		1,003,886
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) (AGM) 0.01%, 07/01/29 (c)	1,308		1,073,115
			26,416,105
Rhode Island: 0.6%
Rhode Island Commerce Corp., Department of Transportation, Series A (RB)
5.00%, 05/15/31 (c)	400		440,018
5.00%, 05/15/33 (c)	250		274,954
Rhode Island Commerce Corp., Department of Transportation, Series B (RB) 5.00%, 06/15/26	155		159,856
Rhode Island Health and Educational Building Corp., Care New England, Series B (RB) 5.00%, 09/01/31 (c)	1,000		968,531
			1,843,359
South Carolina: 0.5%
South Carolina Jobs-Economic Development Authority, High Point Academy Project, Series A (RB) 5.00%, 06/15/29 (c)	600		605,681
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman (RB) 4.00%, 11/15/27 (c)	250		244,753
South Carolina Public Service Authority, Series A (RB)
5.00%, 12/01/26 (c)	290		292,341
5.00%, 12/01/31 (c)	525		536,965
			1,679,740
Tennessee: 0.5%
Memphis-Shelby County Industrial Development Board, Graceland Project, Series A (TA) 4.75%, 07/01/27	105		91,150
Tennessee Energy Acquisition Corp., Commodity Project, Series A (RB) 5.00%, 05/01/52 (c) (p)	1,000		1,051,489
Tennessee Energy Acquisition Corp., Gas Project, Series A (RB) 5.25%, 09/01/26	525		533,154
			1,675,793
	Par (000’s	)	Value
Texas: 8.6%
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB)
5.00%, 01/01/33 (c)	$1,200		$1,212,242
5.00%, 01/01/32 (c)	1,155		1,167,007
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB) (SAW) 5.00%, 01/01/26	775		774,989
Austin Convention Enterprises, Inc., Convention Center Hotel, Second Tier, Series A (RB) 5.00%, 01/01/30 (c)	500		495,766
Board of Regents of the University of Texas System, Series A (RB) (AGM) 5.00%, 08/15/31 (c)	50		54,650
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Series A (RB) 3.62%, 07/01/26 (c)	2,465		2,312,601
Central Texas Regional Mobility Authority, Series B (RB) 5.00%, 01/01/32 (c)	750		821,522
Central Texas Regional Mobility Authority, Series C (RB) 5.00%, 01/01/27 (c)	1,000		1,020,085
City of Austin, Texas Airport System (RB)
5.00%, 11/15/28 (c)	395		396,335
5.00%, 11/15/25	625		634,491
City of Houston, Airport System, Series C (RB) 5.00%, 07/01/27	180		186,683
City of Houston, Airport System, United Airlines, Inc. Terminal E Project (RB) 5.00%, 07/01/29 (c)	3,000		3,000,334
City of Houston, Airport System, United Airlines, Inc. Terminal E Project, Series A (RB) 5.00%, 07/01/27	250		253,559
City of Houston, Continental Airlines, Inc., Terminal Improvement Projects (RB) 6.50%, 07/15/30 (c)	200		200,132
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series C (RB)
5.00%, 07/15/27	2,000		2,028,789
5.00%, 07/15/28	500		510,211

See Notes to Financial Statements

122

	Par (000’s	)	Value
Texas (continued)
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Technical Operations Center Project (RB) 5.00%, 07/15/28	$1,500		$1,530,631
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Terminal Improvement Projects, Series B-1 (RB) 5.00%, 07/15/30 (c)	1,000		1,002,703
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Terminal Improvement Projects, Series B-2 (RB) 5.00%, 07/15/27	1,750		1,775,190
Clifton Higher Education Finance Corp., Series A (RB)
4.62%, 08/15/25	40		40,150
5.12%, 08/15/30 (c)	200		203,454
Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 05/01/25 (c)	335		334,975
Harris County, Houston Sports Authority, Junior Lien, Series H (RB) (NATL) 0.00%, 11/15/29 ^	315		250,954
Harris County, Houston Sports Authority, Third Lien, Series A (RB) (NATL) 0.00%, 11/15/33 (c) ^	1,005		579,338
Lower Colorado River Authority, LCRA Transmission Services Corp. Project (RB)
5.00%, 05/15/31 (c)	335		338,720
5.00%, 05/15/33 (c)	200		215,941
Matagorda County District No. 1, Pollution Control, Series B (RB) (AMBAC) 4.55%, 05/01/30	105		106,270
Mesquite Health Facility Development Corp., Christian Care Centers, Inc. Project (RB) (NATL) 5.00%, 02/15/30 (c) (d) *	102		1,015
Mission Economic Development Corp., Senior Lien, Natgasoline Project (RB) 4.62%, 10/01/31 (c)	3,200		3,167,251
New Hope Cultural Education Facilities Finance Corp., Carillon Lifecare Community Project (RB) 4.00%, 07/01/28 (c)	1,000		921,308
	Par (000’s	)	Value
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Legacy Preparatory Charter Academy, Series A (RB) 5.25%, 08/15/27 (c)	$150		$150,796
New Hope Cultural Education Facilities Finance Corp., NCCD-College Station Properties LLC, Series A (RB) 5.00%, 07/01/23 (d) *	100		92,750
North Texas Tollway Authority, Second Tier, Series B (RB) 5.00%, 01/01/27 (c)	185		188,986
Port Beaumont Navigation District, Texas Dock & Wharf Facility, Series A (RB) 2.62%, 01/01/31 (c)	550		469,953
SA Energy Acquisition Public Facility Corp. (RB)
5.50%, 08/01/24	55		55,131
5.50%, 08/01/25	125		126,801
5.50%, 08/01/27	110		113,305
Tarrant County Cultural Education Facilities Finance Corp., MRC Stevenson Oaks Project, Series A (RB) 6.25%, 11/15/31 (c)	250		242,558
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility (RB) 4.00%, 05/15/27 (c)	225		219,286
Texas Municipal Gas Acquisition and Supply Corp. I, Senior Lien, Series A (RB) 5.25%, 12/15/25	100		101,193
Texas Municipal Gas Acquisition and Supply Corp. III (RB) 5.00%, 12/15/28	350		360,644
			27,658,699
Utah: 0.5%
Utah Charter School Finance Authority, Freedom Academy Foundation Project (RB) 4.50%, 06/15/27	700		679,319
Utah Salt Lake City, International Airport, Series A (RB) 5.00%, 07/01/31	1,000		1,084,662
			1,763,981
Virgin Islands: 0.4%
Matching Fund Special Purpose Securitization Corp., Virgin Island, Series A (RB) 5.00%, 10/01/32	1,000		1,074,591

See Notes to Financial Statements

123

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(continued)

	Par (000’s	)	Value
Virgin Islands (continued)
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes, Series C (RB) 5.00%, 10/01/24	$100		$99,857
Virgin Islands Water & Power Authority, Series B (RB)
5.00%, 07/01/25 (c)	55		53,417
5.00%, 07/01/24 (c)	75		74,622
			1,302,487
Virginia: 1.7%
Amherst Industrial Development Authority, Educational Facilities, Sweet Briar College (RB) 4.75%, 09/01/30 (c)	140		131,304
Peninsula Town Center Community Development Authority (RB) 4.50%, 09/01/28 (c)	325		319,472
Roanoke County Economic Development Authority, Series A (RB) 4.75%, 09/01/29 (c) (d) *	1,530		1,397,391
Virginia Beach Development Authority, Residential Care Facility, Series A (RB)
5.75%, 09/01/30 (c)	1,000		1,035,130
5.75%, 09/01/33 (c)	1,000		1,101,289
Virginia College Building Authority, Marymount University Project, Series B (RB) 5.25%, 07/01/30 (c)	710		712,968
Virginia Small Business Financing Authority, Elizabeth River Crossing OPCO LLC Project (RB) 4.00%, 01/01/31	635		642,907
			5,340,461
Washington: 1.7%
King County, Public Hospital District No. 4, Snoqualmie Valley Hospital, Series A (RB) 5.00%, 12/01/25	75		74,217
Port Seattle Washington Industrial Development Corp., Delta Air Lines, Inc. Project (RB) 5.00%, 04/01/30 (c)	1,800		1,800,223
Washington Health Care Facilities Authority, CommonSpirit Health, Series B-2 (RB) 5.00%, 08/01/49 (c) (p)	480		485,302
Washington State, Convention Center Public Facilities District (RB) 4.00%, 07/01/31	2,250		2,199,739
	Par (000’s	)	Value
Washington (continued)
Washington State, Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB)
4.00%, 01/01/26 (c)	$500		$486,425
5.00%, 01/01/31 (c)	365		346,507
			5,392,413
West Virginia: 0.6%
County of Ohio, Fort Henry Centre Tax Increment Financing District No. 1, The Highlands Project (TA) 4.75%, 06/01/31 (c)	680		670,493
West Virginia Economic Development Authority, Arch Resources Project (RB) (SAW) 4.12%, 07/01/45 (c) (p)	1,000		995,072
West Virginia Hospital Finance Authority, West Virginia University Health System, Series A (RB) 5.00%, 06/01/26	150		154,049
			1,819,614
Wisconsin: 1.7%
Public Finance Authority, Celanese Corp., Series C (RB) 4.30%, 11/01/30 (c)	1,000		977,819
Public Finance Authority, Living Community First Mortgage (RB) 4.25%, 05/01/29 (c)	430		390,815
Public Finance Authority, North Carolina Charter Educational Foundation Project, Series A (RB) 4.10%, 06/15/26	350		342,077
Public Finance Authority, Penick Village (RB) 4.00%, 09/01/29 (c)	445		414,687
Public Finance Authority, Phoenix Academy Project, Series A (RB) 5.00%, 06/15/27 (c)	150		145,325
Public Finance Authority, Prime Healthcare Foundation, Inc., Series A (RB) 5.00%, 12/01/27	1,235		1,245,395
Public Finance Authority, Waste Management, Inc. Project, Series A-1 (RB) 2.62%, 11/01/25	1,050		1,026,391

See Notes to Financial Statements

124

	Par (000’s	)	Value
Wisconsin (continued)
Wisconsin Health and Educational Facilities Authority, Prohealth Care, Inc. (RB) 3.00%, 08/15/26 (c)	$825		$805,796
			5,348,305
Total Municipal Bonds: 98.3% (Cost: $337,420,831)			315,327,211
Other assets less liabilities: 1.7%			5,399,500
NET ASSETS: 100.0%			$320,726,711

Definitions:

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
TA	Tax Allocation

Footnotes:

(c)	Callable Security — the redemption date shown is the date the security may be redeemed by the issuer
(d)	Security in default
(p)	Putable Security — the redemption date shown is the date the security may be redeemed by the investor
*	Non-income producing
^	Zero Coupon Bond
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Summary of Investments by Sector	% of Investments	Value
Industrial Development Revenue	23.0%	$72,557,749
Local GO	11.6	36,483,567
Hospitals	9.1	28,571,201
Tax	8.8	27,668,027
Education	6.6	20,749,982
State GO	5.4	17,072,926
Utilities	5.4	17,061,594
Airport	5.0	15,871,770
Power	4.9	15,423,038
Health	4.8	15,071,822
Leasing COPS & Appropriations	4.2	13,193,354
Transportation	2.3	7,310,534
Miscellaneous	2.3	7,309,539
Water & Sewer	2.2	6,971,814
Toll & Turnpike	1.7	5,324,638
Multi-Family Housing	1.5	4,674,604
Pollution Control	0.6	1,974,446
Refunded	0.3	1,023,481
Unassigned	0.2	708,973
Tobacco	0.1	304,152
	100.0%	$315,327,211

See Notes to Financial Statements

125

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SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund's investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds
Alabama	$—	$7,260,029	$—	$7,260,029
Arizona	—	6,871,679	—	6,871,679
Arkansas	—	2,081,785	—	2,081,785
California	—	24,471,291	—	24,471,291
Colorado	—	8,240,674	—	8,240,674
Connecticut	—	1,805,146	—	1,805,146
Delaware	—	940,432	—	940,432
District of Columbia	—	483,971	—	483,971
Florida	—	14,760,524	—	14,760,524
Georgia	—	6,006,891	—	6,006,891
Guam	—	4,500,097	—	4,500,097
Hawaii	—	399,146	—	399,146
Illinois	—	39,207,711	—	39,207,711
Indiana	—	4,221,975	—	4,221,975
Iowa	—	2,601,407	—	2,601,407
Kansas	—	633,742	—	633,742
Kentucky	—	2,635,096	—	2,635,096
Louisiana	—	6,373,014	9	6,373,023
Maryland	—	1,837,640	—	1,837,640
Massachusetts	—	1,788,790	—	1,788,790
Michigan	—	2,646,796	—	2,646,796
Minnesota	—	3,459,046	—	3,459,046
Missouri	—	1,972,396	—	1,972,396
Nebraska	—	2,490,330	—	2,490,330
Nevada	—	3,197,322	—	3,197,322
New Hampshire	—	303,089	—	303,089
New Jersey	—	14,783,441	—	14,783,441
New Mexico	—	1,433,614	—	1,433,614
New York	—	44,288,412	—	44,288,412
North Carolina	—	1,143,090	—	1,143,090
North Dakota	—	607,168	—	607,168
Ohio	—	6,577,909	—	6,577,909
Oklahoma	—	3,276,045	—	3,276,045
Pennsylvania	—	11,786,547	—	11,786,547
Puerto Rico	—	26,416,105	—	26,416,105
Rhode Island	—	1,843,359	—	1,843,359
South Carolina	—	1,679,740	—	1,679,740
Tennessee	—	1,675,793	—	1,675,793
Texas	—	27,658,699	—	27,658,699
Utah	—	1,763,981	—	1,763,981
Virgin Islands	—	1,302,487	—	1,302,487
Virginia	—	5,340,461	—	5,340,461
Washington	—	5,392,413	—	5,392,413
West Virginia	—	1,819,614	—	1,819,614
Wisconsin	—	5,348,305	—	5,348,305
Total	$—	$315,327,202	$9	$315,327,211

See Notes to Financial Statements

126

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April 30, 2024

	Par (000’s	)	Value
MUNICIPAL BONDS: 97.5%
Alabama: 3.1%
Alabama Federal Aid Highway Finance Authority, Series A (RB) 5.00%, 06/01/37 (c)	$1,000		$1,060,553
Black Belt Energy Gas District Gas, Project No. 4, Series A (RB) 4.00%, 12/01/49 (c) (p)	1,000		1,000,854
Black Belt Energy Gas District, Series C-1 (RB) 4.00%, 10/01/52 (c) (p)	600		599,510
Black Belt Energy Gas District, Series D-1 (RB) 5.50%, 06/01/49 (c) (p)	1,000		1,056,029
County of Jefferson (RB) 5.00%, 09/15/28 (c)	525		549,764
Lower Alabama Gas District, Project No. 2 (RB) (SAW) 4.00%, 12/01/50 (c) (p)	1,500		1,498,791
Southeast Energy Authority, Cooperative District Commodity Supply, Series A (RB) 5.25%, 01/01/54 (c) (p)	1,000		1,050,238
The Black Belt Energy Gas District, Gas Project, Series E (RB) 5.00%, 05/01/53 (p)	1,000		1,035,657
			7,851,396
Arizona: 1.4%
Arizona Industrial Development Authority, Series A (RB) 5.00%, 11/01/28 (c)	500		527,277
City of Phoenix Civic Improvement Corp., Junior Lien Wastewater System (RB) 5.00%, 07/01/29 (c)	620		640,536
Maricopa County Industrial Development Authority, Banner Health, Series A (RB)
5.00%, 01/01/26	700		717,178
5.00%, 01/01/53 (c) (p)	500		512,264
Salt River Project Agricultural Improvement & Power District, Series A (RB)
5.00%, 01/01/26	500		513,658
5.00%, 01/01/27	500		523,170
			3,434,083
California: 18.1%
Bay Area Toll Authority, San Francisco Bay Area, Series A (RB) 2.95%, 04/01/47 (c) (p)	1,155		1,127,872
Bay Area Toll Authority, Series B (RB) 2.85%, 04/01/47 (c) (p)	375		370,399
	Par (000’s	)	Value
California (continued)
California Community Choice Financing Authority, Clean Energy, Series A-1 (RB) 4.00%, 05/01/53 (c) (p)	$500		$498,382
California Community Choice Financing Authority, Clean Energy, Series B-1 (RB) 5.00%, 07/01/53 (c) (p)	1,000		1,048,662
California Community Choice Financing Authority, Clean Energy, Series D (RB) 5.50%, 05/01/54 (c) (p)	1,000		1,061,930
California Health Facilities Financing Authority, Kaiser Permanente, Series A-1 (RB) 5.00%, 11/01/27	500		535,007
California Health Facilities Financing Authority, Providence St. Joseph Health, Series B-2 (RB) 4.00%, 10/01/36 (c) (p)	500		499,309
California Health Facilities Financing Authority, Providence St. Joseph Health, Series B-3 (RB) 2.00%, 10/01/36 (c) (p)	335		324,652
California Health Facilities Financing Authority, Providence St. Joseph Health, Series C (RB) 5.00%, 10/01/39 (p)	585		590,748
California Infrastructure And Economic Development Bank, Series B-2 (RB) 3.00%, 10/01/47 (c) (p)	500		491,488
California State Public Works Board, Kern Valley State Prison, Series D (RB) 5.00%, 06/01/25	825		838,984
California State Public Works Board, Natural Resources Headquarters, Series C (RB) 5.00%, 11/01/29	675		744,025
California State Public Works Board, Various Capital Projects, Series B (RB)
5.00%, 10/01/26	830		863,967
5.00%, 10/01/28 (c)	785		832,411
California State Public Works Board, Various Correctional Facilities, Series D (RB) 5.00%, 09/01/26	500		519,611
California State University, Systemwide, Series B-3 (RB) 3.12%, 11/01/51 (c) (p)	500		495,741

See Notes to Financial Statements

127

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(continued)

	Par (000’s	)	Value
California (continued)
California Statewide Communities Development Authority, Pollution Control, Southern California Edison Company, Series A (RB) 1.75%, 09/01/29 (c)	$2,500		$2,153,900
City & County of San Francisco, Series R-1 (GO) 4.00%, 06/15/28 (c)	1,000		1,000,005
City and County of San Francisco, Moscone Convention Center Expansion Project, Series B (CP) 4.00%, 04/01/30 (c)	1,000		1,003,820
City of San Francisco, Public Utilities Commission Water, Series C (RB) 5.00%, 11/01/28	500		547,401
Foothill-Eastern Transportation Corridor Agency, Series A (RB) 0.00%, 01/01/27 ^	500		457,166
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series A (RB)
5.00%, 06/01/45 (c)	1,870		1,904,493
5.00%, 06/01/40 (c)	1,000		1,018,445
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series A (RB) (AGM) 0.00%, 06/01/26 ^	1,000		929,411
Los Angeles County Metropolitan Transportation Authority, Series A (RB) 5.00%, 07/01/25	500		509,946
Los Angeles Department of Water and Power System, Series A (RB) 5.00%, 07/01/29	500		555,213
Los Angeles Unified School District, Series A (GO) 5.00%, 07/01/24	875		876,684
Metropolitan Water District of Southern California, Series B (RB) 5.00%, 08/01/24 (c)	1,000		1,001,941
Northern California Energy Authority, Series A (RB) 4.00%, 07/01/49 (p)	1,000		1,000,266
Oakland Unified School District, Series A (GO) 5.00%, 08/01/40 (c)	1,000		1,020,862
Orange County Transportation Authority, I-405 Improvement Project (RB)
4.00%, 10/15/24	675		676,620
5.00%, 10/15/24	750		755,139
	Par (000’s	)	Value
California (continued)
Public Facilities Financing Authory of the City of San Diego, Subordinated Water, Series B (RB) 5.00%, 08/01/27 (c)	$500		$521,496
Public Utilities Commission of the City & County of San Francisco, Wastewater Revenue, Series A (RB) 5.00%, 10/01/26	1,000		1,046,854
San Bernardino Community College District, Series A (GO) 4.00%, 08/01/49 (c)	540		558,390
San Bernardino County, Capital Facilities, Project B (CP) 6.88%, 08/01/24	535		538,962
San Francisco Community College District (GO) 5.00%, 06/15/25	1,000		1,019,397
San Joaquin Hills, Agency Toll Road (RB) 0.00%, 01/01/25 ^	500		488,306
Southwestern Community College District, Series D (GO) 5.00%, 08/01/44 (c)	500		510,123
State of California, Department of Water Resources, Series BB (RB) 5.00%, 12/01/26	500		526,237
State of California, Various Purpose (GO)
5.00%, 10/01/24	555		558,258
5.00%, 10/01/27	530		562,519
5.00%, 10/01/27	1,000		1,061,357
5.00%, 10/01/27	500		530,678
5.00%, 10/01/29	1,000		1,101,669
5.00%, 11/01/26	915		953,806
5.00%, 11/01/28 (c)	1,000		1,063,716
5.00%, 11/01/28	910		985,049
5.00%, 10/01/29 (c)	1,000		1,033,064
5.00%, 04/01/27	750		788,150
5.00%, 08/01/24	325		326,051
5.00%, 08/01/25	1,000		1,019,921
5.00%, 08/01/27	1,305		1,380,455
5.00%, 09/01/26	1,000		1,038,994
5.00%, 09/01/27	1,000		1,059,576
5.00%, 09/01/28	1,000		1,079,098
			46,006,626
Colorado: 1.7%
Boulder Larimer & Weld Counties, St. Vrain Valley School District, Series C (GO) (SAW) 5.00%, 12/15/35 (c)	500		522,621
City Of Colorado Springs, Colorado Utilities System, Series A-1 (RB) 5.00%, 11/15/26	500		521,852

See Notes to Financial Statements

128

	Par (000’s	)	Value
Colorado (continued)
Colorado Health Facilities Authority, Sanford, Series A (RB) 5.00%, 11/01/25	$500		$509,251
Douglas County School District No. RE-1 (GO) (SAW) 5.00%, 12/15/24	500		504,028
Regional Transportation District, Fastracks Project, Series B (RB) 5.00%, 11/01/28	1,000		1,085,539
State of Colorado, Series A (CP) 5.00%, 12/15/26	500		522,709
University of Colorado, Series A-2 (RB) 4.00%, 06/01/34 (c)	500		519,397
			4,185,397
Connecticut: 2.5%
State of Connecticut, Series B (GO) (BAM) 3.00%, 06/01/29	1,000		972,582
State of Connecticut, Series E (GO) 5.00%, 11/15/25	670		687,015
State of Connecticut, Special Tax, Transportation Infrastructure Purpose, Series A (ST) 5.00%, 05/01/28	600		643,990
State of Connecticut, Transportation Infrastructure Purposes, Series A (ST) 5.00%, 05/01/26	1,015		1,047,614
State of Connecticut, Transportation Infrastructure Purposes, Series B (RB) 5.00%, 10/01/24	535		537,900
University of Connecticut, Series A (RB)
5.00%, 01/15/30 (c)	745		775,586
5.00%, 04/15/26	550		567,832
5.00%, 04/15/29 (c)	1,000		1,068,893
			6,301,412
Delaware: 0.6%
Delaware State Economic Development Authority, NRG Energy Project, Series A (RB) 1.25%, 10/01/45 (c) (p)	500		470,216
Delaware Transportation Authority (RB) 5.00%, 07/01/26	500		518,380
State of Delaware, Series A (GO) 5.00%, 10/01/25	410		419,405
			1,408,001
District of Columbia: 1.0%
District of Columbia, Series D (GO) 5.00%, 06/01/25	315		320,340
	Par (000’s	)	Value
District of Columbia (continued)
District of Columbia, Series E (GO) 5.00%, 06/01/25	$500		$508,475
Metropolitan Washington Airports Authority, Airport System, Series B (RB) 5.00%, 10/01/28	500		541,894
Metropolitan Washington Airports Authority, Dulles Toll Road, Series C (RB) (AGC) 6.50%, 10/01/41 (c)	1,000		1,073,556
			2,444,265
Florida: 2.5%
Central Florida Expressway Authority (RB) (AGM) 5.00%, 07/01/27	500		527,117
County of Miami-Dade (RB) 5.00%, 10/01/29 (c)	510		526,881
County of Miami-Dade, Water and Sewer System (RB) 5.00%, 10/01/28	1,000		1,076,492
Florida State Board of Education, Public Education Capital Outlay, Series C (GO) 5.00%, 06/01/24	1,000		1,000,934
Florida State Department of Transportation, Turnpike Enterprise, Series A (RB) 5.00%, 07/01/26 (c)	655		665,504
School Board of Miami-Dade County, Series A (CP) 5.00%, 05/01/28 (c)	895		904,789
School District of Broward County, Series C (CP) 5.00%, 07/01/24	340		340,524
South Miami Health Facilities Authority, Baptist Health (RB) 5.00%, 08/15/29 (c)	710		742,484
State of Florida, Board of Education, Lottery Revenue, Series A (RB) 5.00%, 07/01/24	650		651,175
			6,435,900
Georgia: 3.6%
City of Atlanta, Water and Wastewater, Series A (RB) 5.00%, 11/01/24	500		503,616
Georgia State Road and Tollway Authority (RB) 5.00%, 06/01/29	800		876,130
Main Street Natural Gas, Inc., Gas Supply, Series B (RB) 5.00%, 07/01/53 (c) (p)	1,000		1,050,303
Main Street Natural Gas, Inc., Series A (RB) 4.00%, 07/01/52 (c) (p)	1,250		1,248,304
Main Street Natural Gas, Inc., Series B (RB) 4.00%, 08/01/49 (c) (p)	500		500,095

See Notes to Financial Statements

129

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(continued)

	Par (000’s	)	Value
Georgia (continued)
5.00%, 12/01/52 (c) (p)	$500		$519,445
Main Street Natural Gas, Inc., Series C (RB)
4.00%, 08/01/52 (c) (p)	500		485,501
4.00%, 03/01/50 (c) (p)	1,500		1,501,212
State of Georgia, Series A (GO)
5.00%, 02/01/29 (c)	680		700,277
5.00%, 08/01/26	700		727,212
State of Georgia, Series C (GO) 5.00%, 07/01/26	1,000		1,037,185
			9,149,280
Hawaii: 1.1%
City & County of Honolulu, Rail Transit Project, Series E (GO)
5.00%, 03/01/26	785		808,268
5.00%, 03/01/27	500		524,534
State of Hawaii, General Obligation, Series EO (GO) 5.00%, 08/01/25 (c)	520		521,758
State of Hawaii, Series ET (GO) 3.00%, 10/01/29 (c)	1,000		980,492
			2,835,052
Illinois: 5.2%
Board of Trustees of the University of Illinois, Series A (RB) 5.00%, 04/01/25	500		505,546
Chicago O’Hare International Airport, Series B (RB) (AGM) 5.00%, 01/01/26	500		513,086
Chicago O’Hare International Airport, Series C (RB) 5.00%, 01/01/26	315		323,244
Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB) 5.00%, 06/01/25	340		343,239
City of Chicago, Series A (GO)
5.00%, 01/01/27	365		376,165
5.00%, 01/01/30	1,000		1,069,149
City of Chicago, Series B (GO) 4.00%, 01/01/30	358		363,244
Illinois Finance Authority, Clean Water Initiative (RB)
5.00%, 01/01/28	500		533,715
5.00%, 07/01/27	685		723,844
Illinois Finance Authority, Clean Water Initiative (RB) (AGM) 5.00%, 07/01/24	500		500,854
Illinois Finance Authority, Northshore University Health System, Series A (RB) (AGM) 5.00%, 08/15/26	500		516,710
Illinois State Toll Highway Authority, Series A (RB) 5.00%, 01/01/27	415		433,258
	Par (000’s	)	Value
Illinois (continued)
Illinois State Toll Highway Authority, Series C (RB) 5.00%, 01/01/27	$650		$678,597
Illinois State, Series A (GO) 5.00%, 11/01/27	1,000		1,045,238
Metropolitan Water Reclamation District of Greater Chicago, Series A (GO) 5.00%, 12/01/29 (c)	780		809,149
Regional Transportation Authority of Illinois, Series A (RB) 5.00%, 07/01/28 (c)	735		773,975
State of Illinois (GO) 3.50%, 06/01/29 (c)	685		664,014
State of Illinois (GO) (AGC) 5.50%, 05/01/25	335		340,257
State of Illinois, Series A (RB) 4.00%, 06/15/28	580		595,290
State of Illinois, Series D (GO)
5.00%, 11/01/25	1,345		1,368,457
5.00%, 11/01/26	800		825,232
			13,302,263
Indiana: 0.6%
Indiana Finance Authority, Series C (RB) 5.00%, 12/01/24	575		579,454
Indiana Finance Authority, Series E (RB) 5.00%, 06/01/29	935		1,024,901
			1,604,355
Kentucky: 1.0%
Kentucky Public Energy Authority, Gas Supply, Series B (RB) 4.00%, 01/01/49 (c) (p)	500		499,842
Kentucky Public Energy Authority, Gas Supply, Series C-1 (RB) 4.00%, 12/01/49 (c) (p)	1,100		1,099,832
Louisville & Jefferson County, Metro Government, Norton Healtcare, Inc., Series C (RB) 5.00%, 10/01/47 (c) (p)	1,000		1,022,227
			2,621,901
Louisiana: 0.9%
Louisiana Public Facilities Authority, Ochsner Clinic Project, Series B (RB) (SAW) 5.00%, 05/15/50 (c) (p)	500		503,983
St. John Baptist Parish, Marathon Oil Co., Series B-2 (RB) 2.38%, 06/01/37 (p)	750		717,017
State of Louisiana, Series A (GO) 5.00%, 02/01/29	1,000		1,090,701
			2,311,701

See Notes to Financial Statements

130

	Par (000’s	)	Value
Maine: 0.2%
State of Maine, Series B (GO) (SBG) 5.00%, 06/01/25	$500		$508,262
Maryland: 2.5%
County of Baltimore (GO) 5.00%, 03/01/30	945		1,053,083
County of Montgomery, Consolidated Public Improvement, Series A (GO) 4.00%, 08/01/29	750		791,333
State of Maryland, Department of Transportation (RB)
4.00%, 11/01/27 (c)	500		498,208
5.00%, 10/01/26	595		619,068
State of Maryland, Series B (GO) 5.00%, 08/01/24	550		551,613
State of Maryland, State and Local Facilities Loan (GO) 4.00%, 06/01/27 (c)	560		558,163
State of Maryland, State and Local Facilities Loan, Series A (GO)
5.00%, 03/15/28 (c)	500		526,801
5.00%, 03/15/28	500		536,751
5.00%, 03/15/29	1,000		1,094,706
			6,229,726
Massachusetts: 2.8%
Commonwealth of Massachusetts (RB) (NATL) 5.50%, 01/01/27	680		719,771
Commonwealth of Massachusetts, Series A (GO)
5.00%, 01/01/27	710		743,272
5.00%, 05/01/27	500		527,079
5.00%, 07/01/27	500		528,817
Commonwealth of Massachusetts, Series C (GO) 5.00%, 10/01/26	400		416,653
Commonwealth of Massachusetts, Series E (GO) 3.00%, 12/01/25	750		741,228
Massachusetts Bay Transportation Authority Subordinated Sales Tax Bonds Series A, Subseries A-1 & Subseries A-2 (RB) 5.00%, 07/01/24	515		515,880
Massachusetts Development Finance Agency, Harvard University Issue, Series A (RB) 5.00%, 10/15/26	500		520,987
Massachusetts Housing Finance Agency Housing Bonds, Series B-2 (RB) 0.90%, 06/01/26 (c)	500		460,716
	Par (000’s	)	Value
Massachusetts (continued)
Massachusetts State College Building Authority, Series A (RB) 5.00%, 05/01/49 (c)	$775		$786,812
Massachusetts Water Resources Authority, Series C (RB) 5.00%, 08/01/40 (c)	1,000		1,037,772
			6,998,987
Michigan: 0.6%
Great Lakes Water Authority Water Supply System, Series A (RB) 5.00%, 07/01/24	590		590,763
State of Michigan, Grant Anticipation (RB) 5.00%, 03/15/26	500		514,558
State of Michigan, Trunk Line, Series B (RB) 5.00%, 11/15/27	500		531,480
			1,636,801
Minnesota: 1.5%
Minneapolis- St. Paul Metropolitan Airports, Series A (RB) 5.00%, 01/01/29	1,000		1,079,006
Minneapolis-St. Paul Metropolitan Airports Commission, Series B (RB) 5.00%, 01/01/30 (c)	515		538,698
Minneapolis-St. Paul Metropolitan Area, Series C (GO) 5.00%, 12/01/26	1,000		1,045,870
State of Minnesota, Various Purpose, Series A (GO) 5.00%, 08/01/24	1,200		1,203,787
			3,867,361
Mississippi: 0.2%
State of Mississippi, Series A (GO) 5.00%, 10/01/29 (c)	430		455,495
Missouri: 0.8%
Curators of the University of Missouri, Series A (RB) 5.00%, 11/01/29 (c)	1,405		1,413,834
Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water, Series B (RB) 5.00%, 01/01/26 (c)	500		508,572
			1,922,406

See Notes to Financial Statements

131

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(continued)

	Par (000’s	)	Value
Montana: 0.2%
City of Forsyth, Montana Pollution Control, Northwestern Corp. Colstrip Project (RB) 3.88%, 07/01/28 (c)	$500		$502,868
Nevada: 0.7%
Clark County (GO) 5.00%, 06/01/25	1,090		1,106,503
Clark County, Nevada Airport System, Series A (RB) 5.00%, 07/01/29	500		547,132
			1,653,635
New Jersey: 4.5%
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB) 4.00%, 11/01/25	660		662,887
New Jersey Economic Development Authority, School Facilities Construction, Series DDD (RB) 5.00%, 06/15/34 (c)	615		649,778
New Jersey Economic Development Authority, School Facilities Construction, Series WW (RB)
5.25%, 06/15/40 (c)	1,500		1,529,896
5.25%, 06/15/29 (c)	1,000		1,019,931
New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB)
5.00%, 06/15/26 (c)	500		500,655
5.00%, 06/15/24	575		575,522
New Jersey Educational Facilities Authority, Princeton University, Series B (RB)
5.00%, 07/01/25	1,000		1,018,742
5.00%, 07/01/28 (c)	1,000		1,059,936
New Jersey Transportation Trust Fund Authority, Series A (RB)
5.00%, 12/15/24	1,000		1,006,680
5.00%, 12/15/26	500		518,704
5.00%, 06/15/24	1,410		1,411,451
New Jersey Transportation Trust Fund Authority, Series AA (RB) 5.00%, 06/15/25	500		506,744
State of New Jersey, Various Purposes (GO)
2.00%, 06/01/25	500		486,515
2.00%, 06/01/26	500		475,481
			11,422,922
New Mexico: 0.6%
State of New Mexico, Series A (RB) 5.00%, 07/01/27	840		887,893
	Par (000’s	)	Value
New Mexico (continued)
State of New Mexico, Series B (RB) 5.00%, 07/01/26	$535		$553,192
			1,441,085
New York: 14.0%
City of New York, Series A (GO) 5.00%, 08/01/24	1,500		1,504,734
City of New York, Series A-1 (GO) 5.00%, 08/01/29	1,000		1,092,290
City of New York, Series C (GO) 5.00%, 08/01/24	750		752,367
City of New York, Series C (GO) (SD CRED PROG) 5.00%, 08/01/27	500		527,010
City of New York, Series C and D (GO) 5.00%, 08/01/26	325		336,347
City of New York, Series F-1 (GO) 5.00%, 03/01/27	410		428,758
County of Nassau, Series C (GO) 5.00%, 10/01/25	550		562,463
Dormitory Authority of the State of New York State, Series A (RB) 5.00%, 03/15/26	1,265		1,304,615
Long Island Power Authority Electric System (RB) (BAM) 5.00%, 09/01/26	510		530,004
Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 11/15/48 (p)	2,000		2,008,415
Metropolitan Transportation Authority, Series A-2 (RB) (SD CRED PROG) 5.00%, 11/15/34 (p)	1,160		1,160,379
Metropolitan Transportation Authority, Series B (RB) 5.00%, 11/15/26	500		519,757
New York City Housing Development Corp., Multi-Family Housing, Series F-2 (RB) (FHA 542 (C)) 0.60%, 05/01/61 (c) (p)	300		284,854
New York City Transitional Finance Authority Future Tax Secured, Series A (RB) 5.00%, 11/01/27	440		468,241
New York City Transitional Finance Authority Future Tax Secured, Series F, Subseries F-1 (RB) 5.00%, 02/01/27	850		890,888
New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW)
5.00%, 07/15/24	550		551,237
5.00%, 07/15/25	570		580,423

See Notes to Financial Statements

132

	Par (000’s	)	Value
New York (continued)
New York City Transitional Finance Authority, Fiscal Series A, Subseries A-1 (RB) 5.00%, 11/01/26	$1,000		$1,041,678
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB) 5.00%, 02/01/30 (c)	1,190		1,244,908
New York City Water & Sewer System, Series BB-2 (RB) (AGM) 5.00%, 06/15/26 (c)	430		433,581
New York City, Series A-1 (GO) 5.00%, 09/01/27	1,000		1,055,681
New York State Dormitory Authority, New York Cornell University, Series A (RB) 5.00%, 07/01/26	700		727,369
New York State Dormitory Authority, Personal Income Tax, Series A (RB) 5.00%, 03/15/29	1,000		1,088,069
New York State Dormitory Authority, Personal Income Tax, Series B (RB) 5.00%, 02/15/27	510		537,097
New York State Dormitory Authority, Series A (RB) 5.00%, 02/15/27	500		525,607
New York State Dormitory Authority, Series C (RB) 5.00%, 03/15/28	640		686,073
New York State Dormitory Authority, State Sales Tax, Series B (RB)
5.00%, 03/15/26 (c)	500		511,613
5.00%, 03/15/29 (c)	595		605,003
New York State Dormitory Authority, State Sales Tax, Series C (RB) 5.00%, 03/15/25	1,035		1,049,312
New York State Dormitory Authority, State Sales Tax, Series E (RB) 5.00%, 03/15/26	680		702,576
New York State Dormitory Authority, State University Dormitory Facilities, Series A (RB) 5.00%, 07/01/25	500		508,568
New York State Environmental Facilities Corp., State Clean Water And Drinking Water Revolving Funds, Series B (RB) 5.00%, 06/15/28	605		653,493
	Par (000’s	)	Value
New York (continued)
New York State Housing Finance Agency, Series A-2 (RB) 2.50%, 11/01/60 (c) (p)	$975		$926,568
New York State Housing Finance Agency, Series C (RB) (SONYMA HUD SECT 8) 3.80%, 11/01/62 (c) (p)	500		499,513
New York State Housing Finance Agency, Series I (RB) (SAW) 1.75%, 05/01/24 (c)	215		215,000
New York State Housing Finance Agency, Series L-2 (RB) 0.75%, 11/01/25 (c)	630		590,994
New York State Thruway Authority, Series P (RB) 5.00%, 01/01/27	1,000		1,046,861
New York State Urban Development Corp., State Personal Income, Series A (RB)
5.00%, 03/15/25	495		501,632
5.00%, 03/15/28 (c)	500		516,140
5.00%, 03/15/27	690		725,080
New York State Urban Development Corp., State Personal Income, Series C (RB) 5.00%, 03/15/27	500		524,955
New York State Urban Development Corp., State Personal Income, Series E (RB) 5.00%, 03/15/25	500		506,699
Triborough Bridge & Tunnel Authority, Series A-2 (RB) 2.00%, 05/15/45 (p)	875		833,914
Triborough Bridge & Tunnel Authority, Series A (RB)
5.00%, 11/15/26	1,000		1,044,202
5.00%, 11/15/27	500		532,861
5.00%, 11/15/28	1,000		1,087,228
Triborough Bridge & Tunnel Authority, Series B (RB) 5.00%, 11/15/28 (c)	1,000		1,076,983
			35,502,040
North Carolina: 1.6%
County of Guilford, Series B (GO) 5.00%, 05/01/24	500		500,000
County of Mecklenburg, Series A (GO) 4.00%, 04/01/29 (c)	500		510,657
County of Wake (RB) 5.00%, 09/01/26	375		390,137

See Notes to Financial Statements

133

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
North Carolina (continued)
North Carolina Medical Care Commission Hospital, Caromont Health, Series B (RB) 5.00%, 02/01/51 (p)	$500		$510,269
State of North Carolina, Grant Anticipation Vehicle (RB) 5.00%, 03/01/30 (c)	1,500		1,635,614
State of North Carolina, Series B (RB) 5.00%, 05/01/29 (c)	585		616,557
			4,163,234
Ohio: 2.4%
American Municipal Power, Inc., Combined Hydroelectric Projects, Series A (RB) 5.00%, 02/15/28	500		528,824
City of Columbus, Various Purpose (GO) 5.00%, 04/01/29 (c)	750		795,663
County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB) 5.00%, 12/01/29	1,250		1,361,024
Lancaster Port Authority, Gas Supply (RB) (SBG) 5.00%, 08/01/49 (c) (p)	485		488,534
Lucas-Plaza Hsg Development Corp., Bds Plaza Section 8, Proj B (RB) (FHA) 0.00%, 06/01/24 ^	500		498,203
Ohio Water Development Authority, Series A (RB) 5.00%, 06/01/29 (c)	770		839,906
Ohio Water Development Authority, Series B (RB) 5.00%, 12/01/27 (c)	1,000		1,040,929
State of Ohio, Highway Capital Improvement, Series R (GO) 5.00%, 05/01/27	500		500,000
			6,053,083
Oklahoma: 0.1%
Canadian County Educational Facilities Authority, Mustang Public Schools (RB) 3.00%, 09/01/29 (c)	330		317,027
Oregon: 0.8%
Beaverton School District 48J, Series B (GO) (SBG) 5.00%, 06/15/25 (c)	1,000		1,001,209
City of Portland, Oregon Sewer System, Series A (RB) 5.00%, 12/01/26	500		522,303
Multnomah County School District No. 1J, Series B (GO) (SBG) 5.00%, 06/15/25	500		508,538
			2,032,050
	Par (000’s	)	Value
Pennsylvania: 3.3%
Allegheny County Sanitary Authority (RB) (BAM) 5.00%, 12/01/27 (c)	$500		$509,757
City of Philadelphia, Series A (GO) 5.00%, 08/01/25	300		304,785
Commonwealth of Pennsylvania (GO)
5.00%, 01/01/26	560		575,022
5.00%, 03/15/27 (c)	500		505,739
5.00%, 06/15/29	500		500,605
Commonwealth of Pennsylvania (GO) (SBG) 5.00%, 07/15/26	1,000		1,035,384
Commonwealth of Pennsylvania, First Series (GO) 5.00%, 07/15/27	1,000		1,055,023
County of Lehig, Valley Health Network, Series A (RB) (SBG) 5.00%, 07/01/26	600		613,469
Delaware River Port Authority, Series B (RB) 5.00%, 01/01/25	350		353,131
Delaware Valley, Pennsylvania Regional Finance Authority, Series A (RB) (AMBAC) 5.50%, 08/01/28	805		868,592
Montgomery County Industrial Development Authority, Series A (RB) 4.10%, 04/01/53 (p)	500		509,968
Pennsylvania State (GO) 5.00%, 09/01/27	1,000		1,057,626
University of Pittsburgh of the Commonwealth, System of Higher Education (RB) 4.00%, 04/15/26 (c)	500		505,382
			8,394,483
Rhode Island: 0.4%
Rhode Island Health and Educational Building Corp., Providence Public Buildings Authority Issue, Series A (RB) (AGM) 5.00%, 05/15/26 (c)	500		506,098
Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds, Series A (RB) 5.00%, 06/01/26 (c)	500		506,278
			1,012,376
Tennessee: 1.3%
Johnson City Health & Educational Facilities Board, Series A (RB) 5.00%, 07/01/25	500		504,238

See Notes to Financial Statements

134

	Par (000’s	)	Value
Tennessee (continued)
Metropolitan Government of Nashville & Davidson County (GO) 5.00%, 07/01/26	$525		$544,076
Tennessee Energy Acquisition Corp., Gas Project (RB) 4.00%, 11/01/49 (c) (p)	1,775		1,774,947
Tennessee Energy Acquisition Corp., Gas Project, Series A-1 (RB) 5.00%, 05/01/53 (c) (p)	500		515,275
			3,338,536
Texas: 9.0%
Austin Independent School District (GO) 5.00%, 08/01/28	505		545,359
Bexar County, Limited Tax (GO) 5.00%, 06/15/27 (c)	500		516,582
Board of Regents of the University of Texas System, Series B (RB) 5.00%, 08/15/29	1,000		1,100,697
City of Dallas, Series A (GO) 5.00%, 02/15/25	500		505,685
City of San Antonio, Electric and Gas Systems (RB) 5.00%, 02/01/27 (c)	630		649,820
City of San Antonio, General Improvement (GO) 5.00%, 08/01/25	500		509,324
Comal Independent School District (GO) 5.00%, 02/01/26	775		796,077
Commonwealth of Pennsylvania (GO) 5.00%, 02/15/27	2,000		2,095,747
County of Harris, Flood Control District, Series A (GO) 5.00%, 10/01/29 (c)	480		488,683
Dallas Independent School District, Series A (GO) 4.00%, 02/15/34 (c)	500		500,697
Denton Independent School District (GO) 5.00%, 08/15/29	1,000		1,097,101
Denton Independent School District, Series A (GO) 5.00%, 08/15/45 (c)	500		509,483
Ford Bend Independent School District, Limited Tax, Series B (GO) 5.00%, 02/15/28	910		971,809
Harris County, Texas Toll Road Senior Lien, Series A (RB) 5.00%, 08/15/27	1,000		1,056,398
Houston Independent School District (GO) 5.00%, 02/15/25	1,000		1,011,059
	Par (000’s	)	Value
Texas (continued)
Houston Texas Utility System, Series A (RB) 5.00%, 11/15/27	$1,000		$1,059,340
Lower Colorado River Authority, LCRA Transmission Services Corp. Project, Series A (RB) (AGM) 5.00%, 05/15/27	500		525,409
North Texas Thruway Authority, Series I (RB) (AGC) 6.20%, 01/01/42 (c)	1,000		1,017,000
North Texas Tollway Authority System, Series A (RB) 5.00%, 01/01/27	500		522,258
North Texas Tollway Authority, First Tier, Series A (RB) 5.00%, 01/01/30 (c)	1,195		1,222,965
Texas Municipal Gas Acquisition & Supply Corp. III (RB) 5.00%, 12/15/26	600		611,048
Texas Municipal Gas Acquisition & Supply Corp. IV, Series A (RB) 5.50%, 01/01/54 (c) (p)	1,000		1,070,627
Texas Transportation Commission Highway Improvement (GO) 5.00%, 04/01/30	1,000		1,110,920
Texas Water Development Board (RB) 5.00%, 04/15/26	1,000		1,032,231
Texas Water Development Board, Series B (RB) 5.00%, 10/15/24	500		502,925
University of Houston, Series A (RB) 5.00%, 02/15/26	1,000		1,028,985
Ysleta Independent School District (GO) 5.00%, 08/15/45 (c)	650		661,917
			22,720,146
Utah: 0.2%
County of Utah, IHL Health Services Inc., Series B-2 (RB) 5.00%, 05/15/57 (c) (p)	500		500,213
Virginia: 1.8%
County of Fairfax, Public Improvement, Series A (GO) (SAW) 4.00%, 10/01/25	990		999,151
Hampton Roads Transportation Accountability Commission, Series A (RB) 5.00%, 07/01/26	750		774,710

See Notes to Financial Statements

135

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Virginia (continued)
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series C (RB) 5.00%, 02/01/27	$600		$629,670
Virginia Commonwealth Transportation Board (RB) 5.00%, 03/15/27 (c)	510		529,805
Virginia Public Building Authority, Public Facilities, Series A (RB) 5.00%, 08/01/29 (c)	720		763,444
Wise County Industrial Development Authority, Virginia Electric and Power Co. Project, Series A (RB) (AGC) 0.75%, 10/01/40 (p)	1,000		935,375
			4,632,155
Washington: 3.0%
Central Puget Sound Regional Transit Authority, Motor Vehicle Excise Tax Improvement, Series S-1 (RB) 5.00%, 11/01/26	520		542,308
Central Puget Sound Regional Transit Authority, Series S-1 (RB) 5.00%, 11/01/31 (c)	500		512,186
Energy Northwest Project Electric, Series A (RB) 5.00%, 07/01/25	1,000		1,017,250
Energy Northwest Project Electric, Series C (RB)
5.00%, 07/01/24	540		540,878
5.00%, 07/01/25	1,375		1,398,718
Energy Northwest, Project 3 Electric, Series A (RB) 5.00%, 07/01/28 (c)	725		764,282
State of New Mexico, Series A (GO) 5.00%, 06/01/26	1,000		1,033,485
State of Washington, Various Purpose, Series R-A (GO) 5.00%, 08/01/24	750		752,237
Washington Health Care Facilities Authority, CommonSpirit Health, Series B-1 (RB) 5.00%, 08/01/49 (c) (p)	1,000		1,001,310
			7,562,654
West Virginia: 0.4%
State of West Virginia, Surface Transportation Improvements, Series A (RB) 5.00%, 09/01/26	1,000		1,037,171
	Par (000’s	)	Value
Wisconsin: 1.3%
City of Milwaukee, Series N4 (GO) 5.00%, 04/01/26	$750		$767,142
State of Wisconsin, Series A (GO)
5.00%, 05/01/25	500		507,670
5.00%, 05/01/28 (c)	500		507,625
State of Wisconsin, Series D (GO) 4.00%, 05/01/29 (c)	1,500		1,500,000
			3,282,437
Total Municipal Bonds: 97.5% (Cost: $252,269,839)			247,078,785
Other assets less liabilities: 2.5%			6,394,118
NET ASSETS: 100.0%			$253,472,903

See Notes to Financial Statements

136

Definitions:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond SAW State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax

Footnotes:

(c)	Callable Security — the redemption date shown is the date the security may be redeemed by the issuer
(p)	Putable Security — the redemption date shown is the date the security may be redeemed by the investor
^	Zero Coupon Bond

Summary of Investments by Sector	% of Investments	Value
State GO	18.3%	$45,308,158
Local GO	14.3	35,314,587
Refunded	10.3	25,402,557
Tax	9.1	22,493,599
Utilities	8.0	19,777,983
Education	6.1	14,937,545
Transportation	5.8	14,309,906
Water & Sewer	5.5	13,467,453
Hospitals	4.4	10,964,337
Power	4.4	10,881,061
Leasing COPS & Appropriations	4.2	10,433,388
Toll & Turnpike	3.4	8,492,666
Airport	1.4	3,543,060
Pollution Control	1.4	3,496,675
Multi-Family Housing	1.2	2,977,645
Miscellaneous	1.1	2,600,503
Tobacco	0.6	1,435,689
Industrial Development Revenue	0.3	717,018
Special Tax	0.2	524,955
	100.0%	$247,078,785

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Municipal Bonds *	$—	$247,078,785	$—	$247,078,785

* See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

137

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2024

	CEF Muni Income ETF	High Yield Muni ETF	HIP Sustainable Muni ETF	Intermediate Muni ETF
Assets:
Investments, at value Unaffiliated issuers (1)	$221,655,807	$2,860,351,179	$17,929,128	$1,773,401,154
Cash	766	14,291,954	120,253	16,792,454
Receivables:
Investment securities sold	—	2,076,601	—	—
Dividends and interest	782,830	43,449,708	246,424	22,244,815
Total assets	222,439,403	2,920,169,442	18,295,805	1,812,438,423
Liabilities:
Payables:
Investment securities purchased	—	4,080,810	—	7,501,810
Line of credit	1,219,468	—	—	—
Due to Adviser	74,311	763,880	3,607	268,044
Deferred Trustee fees	4,195	3,184	—	3,000
Accrued expenses	2,941	—	—	—
Total liabilities	1,300,915	4,847,874	3,607	7,772,854
NET ASSETS	$221,138,488	$2,915,321,568	$18,292,198	$1,804,665,569
Shares outstanding	10,650,000	56,846,401	400,000	39,348,916
Net asset value, redemption and offering price per share	$20.76	$51.28	$45.73	$45.86
Net Assets consist of:
Aggregate paid in capital	$287,047,847	$3,277,686,381	$19,518,631	$1,898,119,224
Total distributable loss	(65,909,359)	(362,364,813)	(1,226,433)	(93,453,655)
NET ASSETS	$221,138,488	$2,915,321,568	$18,292,198	$1,804,665,569
(1) Cost of investments - Unaffiliated issuers	$258,686,899	$3,044,946,805	$19,059,224	$1,839,732,180

See Notes to Financial Staements

138

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2024

	Long Muni ETF	Short High Yield Muni ETF	Short Muni ETF
Assets:
Investments, at value Unaffiliated issuers (1)	$432,652,276	$315,327,211	$247,078,785
Cash	3,675,414	587,693	4,389,410
Receivables:
Investment securities sold	—	5,676,913	—
Shares of beneficial interest sold	—	—	848,546
Dividends and interest	5,761,613	4,796,714	3,303,275
Total assets	442,089,303	326,388,531	255,620,016
Liabilities:
Payables:
Investment securities purchased	1,500,000	—	2,131,460
Shares of beneficial interest redeemed	—	5,568,060	—
Due to Adviser	86,119	93,666	13,802
Deferred Trustee fees	1,517	—	1,600
Accrued expenses	180	94	251
Total liabilities	1,587,816	5,661,820	2,147,113
NET ASSETS	$440,501,487	$320,726,711	$253,472,903
Shares outstanding	24,950,000	14,400,000	14,950,000
Net asset value, redemption and offering price per share	$17.66	$22.27	$16.95
Net Assets consist of:
Aggregate paid in capital	$475,872,760	$367,800,926	$262,678,660
Total distributable loss	(35,371,273)	(47,074,215)	(9,205,757)
NET ASSETS	$440,501,487	$320,726,711	$253,472,903
(1) Cost of investments - Unaffiliated issuers	$450,991,900	$337,420,831	$252,269,839

See Notes to Financial Statements

139

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2024

	CEF Muni Income ETF	High Yield Muni ETF	HIP Sustainable Muni ETF	Intermediate Muni ETF
Income:
Dividends	$9,046,116	$—	$—	$—
Interest	4,778	133,484,214	455,600	51,654,980
Total income	9,050,894	133,484,214	455,600	51,654,980
Expenses:
Management fees	860,118	9,221,777	43,719	4,275,649
Interest	22,883	2,890	—	27
Taxes	58	58	58	25
Total expenses	883,059	9,224,725	43,777	4,275,701
Net investment income	8,167,835	124,259,489	411,823	47,379,279

Net realized gain (loss) on:
Investments	(12,820,832)	(72,396,848)	(34,254)	(10,010,278)
In-kind redemptions	1,989,021	(15,300,780)	—	(4,688,707)
Net realized loss	(10,831,811)	(87,697,628)	(34,254)	(14,698,985)

Net change in unrealized appreciation (depreciation) on:
Investments	7,317,408	81,437,462	(1,406)	2,540,360
Net change in unrealized appreciation (depreciation)	7,317,408	81,437,462	(1,406)	2,540,360
Net increase in net assets resulting from operations	$4,653,432	$117,999,323	$376,163	$35,220,654

See Notes to Financial Statements

140

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2024

	Long Muni ETF	Short High Yield Muni ETF	Short Muni ETF
Income:
Interest	$15,979,267	$12,268,023	$4,921,924
Total income	15,979,267	12,268,023	4,921,924
Expenses:
Management fees	1,013,976	1,267,376	223,495
Interest	180	4,290	373
Taxes	25	58	25
Total expenses	1,014,181	1,271,724	223,893
Net investment income	14,965,086	10,996,299	4,698,031

Net realized gain (loss) on:
Investments	(5,203,462)	(12,137,987)	(1,176,149)
In-kind redemptions	(751,336)	(844,612)	(704,119)
Net realized loss	(5,954,798)	(12,982,599)	(1,880,268)

Net change in unrealized appreciation (depreciation) on:
Investments	(661,838)	11,200,258	2,492,102
Net change in unrealized appreciation (depreciation)	(661,838)	11,200,258	2,492,102
Net increase in net assets resulting from operations	$8,348,450	$9,213,958	$5,309,865

See Notes to Financial Statements

141

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	CEF Muni Income ETF		High Yield Muni ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$8,167,835	$7,054,402	$124,259,489	$115,767,853
Net realized loss	(10,831,811)	(10,058,432)	(87,697,628)	(223,053,505)
Net change in unrealized appreciation (depreciation)	7,317,408	(4,228,703)	81,437,462	23,487,727
Net increase (decrease) in net assets resulting from operations	4,653,432	(7,232,733)	117,999,323	(83,797,925)
Distributions to shareholders from:
Distributable earnings	(8,652,299)	(7,307,370)	(120,571,988)	(116,558,558)
Return of capital	(943,651)	—	—	—
Total distributions	(9,595,950)	(7,307,370)	(120,571,988)	(116,558,558)

Share transactions*:
Proceeds from sale of shares	54,357,867	108,726,605	905,560,236	1,884,282,300
Cost of shares redeemed	(32,677,141)	(59,193,418)	(788,031,487)	(1,901,509,192)
Net Increase (decrease) in net assets resulting from share transactions	21,680,726	49,533,187	117,528,749	(17,226,892)
Total increase (decrease) in net assets	16,738,208	34,993,084	114,956,084	(217,583,375)
Net Assets, beginning of year	204,400,280	169,407,196	2,800,365,484	3,017,948,859
Net Assets, end of year	$221,138,488	$204,400,280	$2,915,321,568	$2,800,365,484
*Shares of Common Stock Issued (no par value)
Shares sold	2,725,000	4,975,000	18,050,000	36,250,000
Shares redeemed	(1,600,000)	(2,650,000)	(15,650,000)	(36,500,000)
Net increase (decrease)	1,125,000	2,325,000	2,400,000	(250,000)

See Notes to Financial Statements

142

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	HIP Sustainable Muni ETF		Intermediate Muni ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$411,823	$270,801	$47,379,279	$37,766,412
Net realized loss	(34,254)	(50,609)	(14,698,985)	(41,185,667)
Net change in unrealized appreciation (depreciation)	(1,406)	152,910	2,540,360	74,928,897
Net increase in net assets resulting from operations	376,163	373,102	35,220,654	71,509,642
Distributions to shareholders from:
Distributable earnings	(412,960)	(244,845)	(46,864,503)	(37,452,413)

Share transactions*:
Proceeds from sale of shares	—	4,502,190	298,049,733	529,630,220
Cost of shares redeemed	—	—	(303,307,234)	(437,272,087)
Net Increase (decrease) in net assets resulting from share transactions	—	4,502,190	(5,257,501)	92,358,133
Total increase (decrease) in net assets	(36,797)	4,630,447	(16,901,350)	126,415,362
Net Assets, beginning of year	18,328,995	13,698,548	1,821,566,919	1,695,151,557
Net Assets, end of year	$18,292,198	$18,328,995	$1,804,665,569	$1,821,566,919
*Shares of Common Stock Issued (no par value)
Shares sold	—	100,000	6,650,000	11,650,000
Shares redeemed	—	—	(6,600,000)	(9,450,000)
Net increase	—	100,000	50,000	2,200,000

See Notes to Financial Statements

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STATEMENTS OF CHANGES IN NET ASSETS

	Long Muni ETF		Short High Yield Muni ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$14,965,086	$7,123,325	$10,996,299	$10,922,410
Net realized loss	(5,954,798)	(16,413,312)	(12,982,599)	(6,800,019)
Net change in unrealized appreciation (depreciation)	(661,838)	11,529,092	11,200,258	(1,990,336)
Net increase in net assets resulting from operations	8,348,450	2,239,105	9,213,958	2,132,055
Distributions to shareholders from:
Distributable earnings	(14,425,095)	(6,781,265)	(11,222,995)	(11,315,025)

Share transactions*:
Proceeds from sale of shares	250,100,275	121,166,375	6,528,708	49,297,949
Cost of shares redeemed	(116,997,223)	(18,716,807)	(81,403,031)	(60,769,201)
Net Increase (decrease) in net assets resulting from share transactions	133,103,052	102,449,568	(74,874,323)	(11,471,252)
Total increase (decrease) in net assets	127,026,407	97,907,408	(76,883,360)	(20,654,222)
Net Assets, beginning of year	313,475,080	215,567,672	397,610,071	418,264,293
Net Assets, end of year	$440,501,487	$313,475,080	$320,726,711	$397,610,071
*Shares of Common Stock Issued (no par value)
Shares sold	14,150,000	6,800,000	300,000	2,200,000
Shares redeemed	(6,700,000)	(1,050,000)	(3,700,000)	(2,700,000)
Net increase (decrease)	7,450,000	5,750,000	(3,400,000)	(500,000)

See Notes to Financial Statements

144

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STATEMENTS OF CHANGES IN NET ASSETS

	Short Muni ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$4,698,031	$4,024,049
Net realized loss	(1,880,268)	(6,143,979)
Net change in unrealized appreciation (depreciation)	2,492,102	8,399,993
Net increase in net assets resulting from operations	5,309,865	6,280,063
Distributions to shareholders from:
Distributable earnings	(5,190,580)	(4,788,660)

Share transactions*:
Proceeds from sale of shares	34,692,781	49,753,782
Cost of shares redeemed	(49,921,153)	(110,242,493)
Net Decrease in net assets resulting from share transactions	(15,228,372)	(60,488,711)
Total decrease in net assets	(15,109,087)	(58,997,308)
Net Assets, beginning of year	268,581,990	327,579,298
Net Assets, end of year	$253,472,903	$268,581,990
*Shares of Common Stock Issued (no par value)
Shares sold	2,050,000	2,950,000
Shares redeemed	(2,950,000)	(6,500,000)
Net decrease	(900,000)	(3,550,000)

See Notes to Financial Statements

145

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	CEF Muni Income ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$21.46	$23.53	$29.07	$24.34	$26.18
Net investment income (a)	0.79	0.95	1.14	1.14	1.09
Net realized and unrealized gain (loss) on investments	(0.57)	(2.00)	(5.56)	4.71	(1.83)
Total from investment operations	0.22	(1.05)	(4.42)	5.85	(0.74)
Distributions from:
Net investment income	(0.83)	(1.02)	(1.12)	(1.12)	(1.10)
Return of capital	(0.09)	—	—	—	—
Total distributions	(0.92)	(1.02)	(1.12)	(1.12)	(1.10)
Net asset value, end of year	$20.76	$21.46	$23.53	$29.07	$24.34
Total return (b)	1.16%	(4.53)%	(15.82)%	24.38%	(3.17)%

Ratios to average net assets
Gross expenses (c)(d)	0.41%	0.41%	0.40%	0.40%	0.45%
Net expenses (c)(d)	0.41%	0.41%	0.40%	0.40%	0.40%
Net expenses excluding interest and taxes (c)(d)	0.40%	0.40%	N/A	N/A	N/A
Net investment income (c)	3.80%	4.30%	4.01%	4.17%	4.02%
Supplemental data
Net assets, end of year (in millions)	$221	$204	$169	$177	$142
Portfolio turnover rate (e)	14%	15%	15%	11%	10%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund's proportionate share of income and expenses from the Fund's investment in underlying funds.
(d)	Periods after November 1, 2019 reflect a unitary management fee structure.
(e)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

146

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	High Yield Muni ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$51.43	$55.18	$62.48	$56.13	$62.79
Net investment income (a)	2.22	2.01	2.09	2.36	2.69
Net realized and unrealized gain (loss) on investments	(0.21)	(3.73)	(7.27)	6.38	(6.73)
Total from investment operations	2.01	(1.72)	(5.18)	8.74	(4.04)
Distributions from:
Net investment income	(2.16)	(2.03)	(2.12)	(2.39)	(2.62)
Net asset value, end of year	$51.28	$51.43	$55.18	$62.48	$56.13
Total return (b)	4.04%	(3.11)%	(8.62)%	15.84%	(6.86)%

Ratios to average net assets
Expenses	0.32%	0.35%	0.35%	0.35%	0.35%
Net investment income	4.37%	3.84%	3.38%	3.91%	4.26%
Supplemental data
Net assets, end of year (in millions)	$2,915	$2,800	$3,018	$3,461	$2,570
Portfolio turnover rate (c)	29%	11%	11%	9%	12%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

147

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	HIP Sustainable Muni ETF

			Period
			Ended
	Year Ended April 30,		April 30,
	2024	2023	2022 (a)
Net asset value, beginning of period	$45.82	$45.66	$50.00
Net investment income (b)	1.03	0.72	0.10
Net realized and unrealized gain (loss) on investments	(0.09)	0.09	(4.22)
Total from investment operations	0.94	0.81	(4.12)
Distributions from:
Net investment income	(1.03)	(0.65)	(0.22)
Net asset value, end of period	$45.73	$45.82	$45.66
Total return (c)	2.08%	1.79%	(8.26)%

Ratios to average net assets
Expenses	0.24%	0.24%	0.24	%(d)
Net investment income	2.26%	1.59%	0.33	%(d)
Supplemental data
Net assets, end of period (in millions)	$18	$18	$14
Portfolio turnover rate (e)	11%	14%	11%

(a)	For the period September 9, 2021 (commencement of operations) through April 30, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Annualized
(e)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

148

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Intermediate Muni ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$46.35	$45.69	$51.62	$48.97	$48.94
Net investment income (a)	1.17	0.97	0.83	0.98	1.09
Net realized and unrealized gain (loss) on investments	(0.50)	0.65	(5.92)	2.72	0.10
Total from investment operations	0.67	1.62	(5.09)	3.70	1.19
Distributions from:
Net investment income	(1.16)	(0.96)	(0.84)	(0.98)	(1.10)
Net realized capital gains	—	—	— (b)	(0.07)	(0.06)
Total distributions	(1.16)	(0.96)	(0.84)	(1.05)	(1.16)
Net asset value, end of year	$45.86	$46.35	$45.69	$51.62	$48.97
Total return (c)	1.48%	3.59%	(9.99)%	7.59%	2.40%

Ratios to average net assets
Expenses	0.23%	0.24%	0.24%	0.24%	0.24%
Net investment income	2.56%	2.12%	1.64%	1.90%	2.17%
Supplemental data
Net assets, end of year (in millions)	$1,805	$1,822	$1,695	$1,801	$1,582
Portfolio turnover rate (d)	16%	17%	4%	6%	7%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

149

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Long Muni ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$17.91	$18.35	$21.68	$20.18	$20.40
Net investment income (a)	0.62	0.52	0.46	0.52	0.57
Net realized and unrealized gain (loss) on investments	(0.26)	(0.46)	(3.26)	1.54	(0.20)
Total from investment operations	0.36	0.06	(2.80)	2.06	0.37
Distributions from:
Net investment income	(0.61)	(0.50)	(0.46)	(0.52)	(0.57)
Net realized capital gains	—	—	(0.07)	(0.04)	(0.02)
Total distributions	(0.61)	(0.50)	(0.53)	(0.56)	(0.59)
Net asset value, end of year	$17.66	$17.91	$18.35	$21.68	$20.18
Total return (b)	2.02%	0.40%	(13.26)%	10.31%	1.75%

Ratios to average net assets
Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Net investment income	3.54%	2.91%	2.15%	2.45%	2.72%
Supplemental data
Net assets, end of year (in millions)	$441	$313	$216	$228	$200
Portfolio turnover rate (c)	23%	32%	7%	23%	22%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

150

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Short High Yield Muni ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$22.34	$22.86	$25.06	$23.09	$24.70
Net investment income (a)	0.67	0.59	0.58	0.73	0.84
Net realized and unrealized gain (loss) on investments	(0.06)	(0.50)	(2.18)	1.99	(1.64)
Total from investment operations	0.61	0.09	(1.60)	2.72	(0.80)
Distributions from:
Net investment income	(0.68)	(0.61)	(0.60)	(0.75)	(0.81)
Net asset value, end of year	$22.27	$22.34	$22.86	$25.06	$23.09
Total return (b)	2.82%	0.43%	(6.58)%	11.89%	(3.44)%

Ratios to average net assets
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	3.04%	2.64%	2.34%	2.98%	3.37%
Supplemental data
Net assets, end of year (in millions)	$321	$398	$418	$306	$263
Portfolio turnover rate (c)	18%	17%	16%	14%	17%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

151

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Short Muni ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$16.95	$16.89	$18.04	$17.55	$17.54
Net investment income (a)	0.31	0.21	0.15	0.23	0.27
Net realized and unrealized gain (loss) on investments	0.04	0.10	(1.09)	0.51	0.02
Total from investment operations	0.35	0.31	(0.94)	0.74	0.29
Distributions from:
Net investment income	(0.35)	(0.25)	(0.19)	(0.25)	(0.28)
Net realized capital gains	—	—	(0.02)	—	—
Total distributions	(0.35)	(0.25)	(0.21)	(0.25)	(0.28)
Net asset value, end of year	$16.95	$16.95	$16.89	$18.04	$17.55
Total return (b)	2.12%	1.83%	(5.27)%	4.27%	1.66%

Ratios to average net assets
Expenses	0.09%	0.20%	0.20%	0.20%	0.20%
Net investment income	1.86%	1.22%	0.86%	1.26%	1.54%
Supplemental data
Net assets, end of year (in millions)	$253	$269	$328	$297	$204
Portfolio turnover rate (c)	36%	19%	18%	30%	34%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

152

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2024

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification
CEF Muni Income ETF (“CEF Muni”)	Diversified
High Yield Muni ETF (“High Yield”)	Diversified
HIP Sustainable Muni ETF (“HIP Sustainable”)	Non-Diversified
Intermediate Muni ETF (“Intermediate”)	Diversified
Long Muni ETF (“Long”)	Diversified
Short High Yield Muni ETF (“Short High Yield”)	Diversified
Short Muni ETF (“Short”)	Diversified

Each Fund’s investment objective (except for HIP Sustainable) is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index.

Fund	Index
CEF Muni	S-Network Municipal Bond Closed-End Fund Index
High Yield	ICE Broad High Yield Crossover Municipal Index
Intermediate	ICE Intermediate AMT-Free Broad National Municipal Index
Long	ICE Long AMT-Free Broad National Municipal Index
Short High Yield	ICE 1-12 Year Broad High Yield Crossover Municipal Index
Short	ICE Short AMT-Free Broad National Municipal Index

The investment objective of HIP Sustainable is to seek current income generally exempt from federal income tax, other than federal alternative minimum tax. The Funds (except CEF Muni and HIP Sustainable) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in each Fund’s respective index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in its index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. CEF Muni seeks to achieve its objectives through a portfolio of securities in substantially the same weighting as its index. The HIP Sustainable is an actively managed exchange-traded fund that seeks to achieve its investment objectives by investing, under normal circumstances, in investment grade municipal debt securities that fund issuers with operations or projects helping to promote progress towards sustainable development, in alignment with the goals and metrics defined by the United Nations Sustainable Development Goals.

Note 2—Significant Accounting Policies— The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives
153

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NOTES TO FINANCIAL STATEMENTS

(continued)

highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. The Funds’ Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B. Federal Income Taxes —It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, in any, to its shareholders. Therefore, no federal income tax provision is required.
154

C. Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized capital gains and return of capital, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D. Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

E. Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued using the effective interest method. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable. Dividend income is recorded on the ex-dividend date.

The Funds earn interest on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Funds utilize a unitary management fee structure where the Adviser is responsible for all expenses of the Funds, excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

The management fee rates for the year ended April 30, 2024, are as follows:

Fund	Management Fee Rate
CEF Muni	0.40%
High Yield*	0.32
HIP Sustainable	0.24
Intermediate**	0.18
Long	0.24
Short High Yield	0.35
Short*	0.07

*	Prior to June 20, 2023, the unitary management fee rate for High Yield and Short was 0.35% and 0.20%, respectively.

**	Prior to March 7, 2024, the unitary management fee rate for Intermediate was 0.24%.
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(continued)

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At April 30, 2024, the Adviser owned approximately 13% of HIP Sustainable.

Note 4—Capital Share Transactions—As of April 30, 2024, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of a designated portfolio of securities (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended April 30, 2024, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
CEF Muni	$30,903,018	$30,549,231	$54,354,844	$32,644,664
High Yield	1,055,628,569	797,416,167	31,998,764	155,185,527
HIP Sustainable	2,434,237	1,991,992	—	—
Intermediate	492,235,668	293,702,933	2,454,431	183,240,130
Long	282,422,023	93,930,162	—	54,413,224
Short High Yield	65,790,106	120,046,791	—	15,688,393
Short	100,991,022	90,479,690	—	20,879,913

During the year ended April 30, 2024, the High Yield, Intermediate, Long and Short funds engaged in purchases and sales of investments to funds or other accounts that are managed by the Adviser (or an affiliate of the Adviser). These transactions complied with Rule 17a-7 under the Act and aggregated to approximately $5 million of purchases and $1 million of sales for High Yield, $19 million of purchases and $38 million of sales for Intermediate, $1 million of purchases and $18 million sales for Long and $33 million of purchases and $1 million of sales for Short.

Note 6—Income Taxes—As of April 30, 2024, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

156

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CEF Muni	$258,695,735	$1,492,600	$(38,532,528)	$(37,039,928)
High Yield	3,045,213,975	44,531,507	(229,394,303)	(184,862,796)
HIP Sustainable	19,057,834	51,846	(1,180,552)	(1,128,706)
Intermediate	1,840,558,776	10,906,333	(78,063,955)	(67,157,622)
Long	450,908,855	2,261,950	(20,518,529)	(18,256,579)
Short High Yield	338,085,790	1,973,588	(24,732,167)	(22,758,579)
Short	253,543,258	300,129	(6,764,602)	(6,464,473)

At April 30 2024, the components of distributable earnings (loss) on a tax basis, for each Fund, we as follows:

Fund	Undistributed Tax-Exempt Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
CEF Muni	$–	$(28,865,237)	$(4,194)	$(37,039,928)	$(65,909,359)
High Yield	13,854,172	(190,682,345)	(673,844)	(184,862,796)	(362,364,813)
HIP Sustainable	35,568	(133,295)	–	(1,128,706)	(1,226,433)
Intermediate	4,034,506	(30,327,538)	(3,001)	(67,157,622)	(93,453,655)
Long	1,285,164	(18,398,342)	(1,516)	(18,256,579)	(35,371,273)
Short High Yield	995,311	(25,072,743)	(238,204)	(22,758,579)	(47,074,215)
Short	467,770	(3,207,454)	(1,600)	(6,464,473)	(9,205,757)

The tax character of dividends paid to shareholders was as follows:

	April 30, 2024			April 30, 2023
Fund	Tax-Exempt Income	Ordinary Income*	Return of Capital	Tax-Exempt Income	Ordinary Income*
CEF Muni	$8,563,523	$88,776	$943,651	$7,256,211	$51,159
High Yield	118,758,707	1,813,281	–	115,016,067	1,542,491
HIP Sustainable	396,009	16,951	–	231,881	12,964
Intermediate	46,387,875	476,628	–	37,164,901	287,512
Long	14,222,682	202,413	–	6,709,990	71,275
Short High Yield	11,115,147	107,848	–	11,247,035	67,990
Short	5,071,706	118,874	–	4,709,425	79,235

*	Includes short-term capital gains (if any).

At April 30 2024, the following Funds had capital loss carryforwards available to offset future capital gains:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
CEF Muni	$(6,412,713)	$(22,452,524)	$(28,865,237)
High Yield	(47,580,255)	(143,102,090)	(190,682,345)
HIP Sustainable	(46,341)	(86,954)	(133,295)
Intermediate	(5,200,343)	(25,127,195)	(30,327,538)
Long	(5,098,505)	(13,299,837)	(18,398,342)
Short High Yield	(5,658,481)	(19,414,262)	(25,072,743)
Short	(635,922)	(2,571,532)	(3,207,454)

During the year ended April 30, 2024, as a result of permanent book to tax differences primarily due to the tax treatment of gains/ losses from securities redeemed in-kind, the Funds incurred differences that affected total distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

157

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
CEF Muni	$(1,989,040)	$1,989,040
High Yield	15,300,780	(15,300,780)
Intermediate	4,688,706	(4,688,706)
Long	751,336	(751,336)
Short High Yield	844,614	(844,614)
Short	704,119	(704,119)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2024, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—Investments in municipal securities or in Funds holding municipal securities involve risks, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices. The market for municipal bonds may be less liquid than for taxable bonds.

High Yield and Short High Yield invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market. High Yield and Short High Yield may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

CEF Muni invests in closed-end funds that may trade at a discount or premium to their net asset value. The Fund is dependent on the performance of underlying funds and are subject to the same risks of investing in municipal bonds. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

The HIP Sustainable strategy of investing in municipal debt securities of issuers promoting sustainable development may limit the types and number of investments available to the Fund or cause the Fund to invest in securities that underperform the market as a whole. As a result, the Fund may underperform funds that do not have a sustainable investing strategy or funds with sustainable investing strategies that do not employ HIP (Human Impact + Profit) Ratings. In addition, the Fund relies on a data provider for the identification of issuers that promote sustainable development based on their HIP Ratings; however, there can be no guarantee that the data provider’s methodology will align with the Fund’s investment strategy or desirable issuers can be correctly identified.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

158

A unitary management fee in which the Adviser is responsible for paying all the expenses of a Fund was adopted on September 1, 2010, for Intermediate, Long, Short, and High Yield Funds, and on November 1, 2019, for CEF Muni Fund. For these Funds, the liability for the Plan which is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities represents amounts accrued through these dates. Amounts accrued after these dates, including those from Short High Yield and HIP Sustainable, are obligations of the Adviser.

Note 9—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2024, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
CEF Muni	297	$413,063	6.62%
High Yield	7	1,980,525	6.68
Intermediate	1	143,761	6.68
Long	2	484,254	6.68
Short High Yield	42	505,778	6.50

Outstanding loan balances as of April 30, 2024, if any, are reflected in the Statements of Assets and Liabilities.

Note 10—New Regulatory Requirements— On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund.

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery). These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

159

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, and the statements of changes in net assets and the financial highlights for each of the two years in the period ended April 30, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of April 30, 2024, the results of each of their operations for the year ended April 30, 2024, and the changes in each of their net assets and each of the financial highlights for each of the two years in the period ended April 30, 2024, in conformity with accounting principles generally accepted in the United States of America.

Funds

VanEck CEF Muni Income ETF	VanEck Long Muni ETF
VanEck High Yield Muni ETF	VanEck Short High Yield Muni ETF
VanEck HIP Sustainable Muni ETF	VanEck Short Muni ETF
VanEck Intermediate Muni ETF

The financial statements of the Funds as of and for the year or period ended April 30, 2022, and the financial highlights for each of the periods ended on or prior to April 30, 2022 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 23, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

June 26, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

160

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The per share amounts of taxable vs. tax-exempt income paid by the funds during the taxable year ended April 30, 2024 are listed in the table below. The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2024 income tax purposes will be sent to them in early 2025.

Additionally, all of the taxable ordinary income represents Qualified Interest Income (QII) for non-resident alien shareholders.

Please consult your tax advisor for proper treatment of this information.

Fund Name	Ticker Symbol	Tax- Exempt Interest Per Share	Tax-Exempt Interest as a Percentage of the Total Distribution	Taxable Ordinary Income Per Share	Taxable Income as a Percentage of the Total Distribution	Return of Capital Per Share (a)	Return of Capital as a Percentage of the Total Distribution	Total Tax-Exempt + Ordinary Income + Return of Capital Distribution Per Share
CEF Muni	XMPT	$0.8237	89.44%	$0.0085	0.92%	$0.0888	9.64%	$0.9210
High Yield	HYD	2.1244	98.50	0.0324	1.50	-	-	2.1568
HIP Sustainable	SMI	0.9900	95.90	0.0424	4.10	-	-	1.0324
Intermediate	ITM	1.1474	98.99	0.0118	1.01	-	-	1.1592
Long	MLN	0.5982	98.59	0.0085	1.41	-	-	0.6067
Short High Yield	SHYD	0.6738	99.01	0.0067	0.99	-	-	0.6805
Short	SMB	0.3388	97.70	0.0080	2.30	-	-	0.3468

(a) A return of capital is not considered tax-exempt income to shareholders. Shareholders who received these distributions should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should us the more detailed information provided on Form 8937-Organizational Actions Affecting Basis provided on the funds’ website at www.vaneck.com.

161

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2024 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	69	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	69	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	79	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	69	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	79	Director, Food and Friends, Inc., 2013 to present; Board Member, The Arc Foundation of the US, 2022 to present; Chairman, Lifetime Care Services, LLC, 2023 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	79	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
162

*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Lawrence G. Altadonna, 1966	Vice President and Treasurer	Since 2024	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Fund Assistant Treasurer and Vice President of Credit Suisse Asset Management, LLC (June 2022- January 2024).

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC. Formerly, Treasurer of other investment companies advised by VEAC and VEARA.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC. Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
163

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
164

VANECK ETF TRUST

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Funds have implemented a Liquidity Risk Management Program (the “Program”). The Program outlines certain techniques, tools and arrangements employed for the assessment and management of Fund liquidity risk, and the terms, contents and frequency of reporting of certain issues to the Board. Liquidity is managed taking account of the Funds’ investment strategy, liquidity profile, and, importantly, the fact that for many Funds, redemptions are settled primarily as in-kind redemptions. In this regard, certain of the Funds qualify as “In-Kind ETFs” under the Liquidity Rule because they meet redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publish their portfolio holdings daily. In-Kind ETFs are exempt from the Liquidity Rule’s classification and highly liquid investment minimum (“HLIM”) provisions, discussed below.

Under the Program and in accordance with the Liquidity Rule, each Fund’s liquidity risk is assessed at least annually taking into consideration certain factors enumerated in the Liquidity Rule, as applicable. The Liquidity Rule calls for considering certain such factors under both normal and reasonably foreseeable stressed market conditions.

With respect to each Fund that does not qualify under the Liquidity Rule as an “In-Kind ETF,” the Liquidity Rule and the Program require that each portfolio holding be classified into one of four liquidity classification categories. The Liquidity Rule requires that such classification determinations be made taking into account relevant market, trading and investment-specific considerations as well as market depth. The relevant Funds utilize data from a third-party vendor to assist with these determinations.

Funds that do not qualify as “In-Kind ETFs” are also required to determine and periodically review an HLIM – a minimum percentage of Fund net assets that are to be invested in Highly Liquid Investments that are assets – and adopt certain related procedures. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

The Liquidity Rule provides an exemption from the HLIM requirements for Funds that “primarily” hold Highly Liquid Investments, as defined in the Program. For the period January 1, 2023 to December 31, 2023 (the “Review Period”), the Funds that were not In-Kind ETFs qualified for an exemption and therefore have not determined an HLIM or adopted the related procedures.

The Board reviewed a report (“Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the Review Period. The Report noted that, during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report also noted the effectiveness of the Funds’ liquidity risk management during such time. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

165

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s

Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	MUNIAR

ANNUAL REPORT April 30, 2024

BDC Income ETF	BIZD
China Bond ETF	CBON
Dynamic High Income ETF	INC
Emerging Markets High Yield Bond ETF	HYEM
Fallen Angel High Yield Bond ETF	ANGL
Green Bond ETF	GRNB
IG Floating Rate ETF	FLTR
International High Yield Bond ETF	IHY
J.P. Morgan EM Local Currency Bond ETF	EMLC
Moody’s Analytics® BBB Corporate Bond ETF	MBBB
Moody’s Analytics® IG Corporate Bond ETF	MIG
Mortgage REIT Income ETF	MORT
Preferred Securities ex Financials ETF	PFXF

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of April 30, 2024.

VANECK ETF TRUST

PRESIDENT’S LETTER

April 30, 2024 (unaudited)

Dear Fellow Shareholders:

The 2025 Problem—The Fiscal Deficit Bell is Ringing

They say that no one rings the bell at market tops and bottoms, but some important bells are ringing. Most importantly, gold prices are hitting all-time highs despite outflows from U.S. gold bullion ETFs. Gold prices aren’t rallying in a small way. They are reaching, bitcoin-like, for the sky. The biggest change in our view from year-end 2023 is (a) that the markets are beginning to see fiscal spending as out of control and (b) global economic growth has turned positive, a good sign for commodity investors.

At the end of 2023, we suggested that the three major macro factors—monetary policy, government spending and global economic growth—would not change much in 2024. While a big market impact (with surging 10-year interest rates) from out of control fiscal spending may only rest at 10% probability, we repeat that investors should prepare for this with a gold/bitcoin/real assets allocation. These assets are already in a bull market, which means that healthy corrections can be expected (20%?).

Discussion of Major Macro Factors

Let’s review the three main factors that impact markets.

1.	Monetary Policy: Not Very Stimulative to Maybe Looser

I feel like a broken record, but our favorite inflation measure is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And with wage inflation around 4.5%, not near the U.S. Federal Reserve’s (“Fed’s”) 2% target, we didn’t expect a big Fed loosening coming into 2024. And that was “correct”—the Fed has not cut interest rates yet this year.

Yet, the two most important central banks in the world have softened their language. First, the Fed said that it would reduce its selling schedule of bonds in Jerome Powell’s comments after the March meeting. And Powell said that the 2% inflation was always a “long-term” target, which suggests that the 2% target is less important in 2024. Therefore, the Fed might be looser (even though wage inflation continues). And while it’s probably false, there have been rumors in China of central bank bond-buying which they haven’t done in over a decade and never under Xi Jinping. So, maybe marginally looser monetary policy, but with high wage inflation, no major changes are expected.

2.	Government Spending: “Also Muted” to Out of Control

We entered 2024 expecting that the Republicans, in control of the House of Representatives, would seek to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, as with the environmental Inflation Reduction Act (“IRA”), we didn’t expect any upside surprises in government spending in 2024. But by focusing on the change in spending, we probably underappreciated how large the fiscal deficits continue to be. These deficits are keeping the economy hot—at full employment—and are also pressuring inflation higher.

Now let’s look at 2025, which I think the markets are beginning to do. 2025 is a very important policy year for fiscal discipline. The reason is that Social Security will go bankrupt in 2033. If major fiscal problems are only addressed the year after a Presidential election, then it has to be addressed in 2025, because 2029 is WAY too late to fix any entitlement problem. But in the first quarter, we just learned that the major parties have nominated the two most profligate “peacetime” spenders in U.S. history.

We have 7% budget deficits in the middle of an economic boom! We may look back on this the same way we now look back at 1% interest rates on 10 year debt—an amazing situation that shouldn’t be and can’t last. But timing markets is almost impossible.

Are there signals, besides gold, that the market is concerned about 2025? Are other bells ringing? Actually, yes. U.S. credit default swaps are at elevated levels after rising in 2023 during the budget standoff. And emerging market debt has actually been outperforming U.S. debt for the last three years. See my investment outlook1 on www.vaneck.com for the charts.

1

VANECK ETF TRUST

PRESIDENT’S LETTER

(unaudited) (continued)

My last piece of evidence for the “out of control” scenario is an article from alternative media site, the Free Press. In an article mainly on social commentary, we suddenly see a chart on government spending.

Federal government current expenditures: Interest payments, Billions of Dollars, Quarterly, Seasonally Adjusted Annual Rate

Source: U.S. Bureau of Economic Analysis as of January 25, 2024. Shaded areas indicate U.S. recessions.

3.	Global Growth – from Low Levels to Expansion

In the first quarter of 2024, the world economy moved into expansion mode, with good upwards momentum. As well, economic data from China in March was quite strong. For growth, my favorite statistics is PMI, partially because it shows a “yes or no” answer. If PMI is over 50, we are in expansion mode. And both global growth and China manufacturing moved into expansion mode in Q1. This is the reason commodity returns have been strong so far this year. And this data supports an allocation to commodities.

2

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find financial statements for each of the funds for the twelve month period ended April 30, 2024. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

May 20, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.2 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 https://www.vaneck.com/us/en/insights/investment-outlook/

2 https://www.vaneck.com/us/en/subscribe/

3

VANECK ETF TRUST

MANAGEMENT DISCUSSION

April 30, 2024 (unaudited)

BDC Income ETF

• The Fund benefited from rising interest rates which drove higher business development companies’ (“BDCs”) net interest income given the floating rate nature of their loan portfolios.

• Resilient credit fundamentals also supported BDC performance, as average non-accrual levels and realized loss rates remained relatively low.

• Ares Capital Corporation was the leading contributor to Fund performance during the 12 month period ended April 30, 2024 (the “Period”), while Prospect Capital Corp was the leading detractor and one of only three BDCs held to post negative returns.

China Bond ETF

• Onshore Chinese bonds were supported by declining bond yields, reflecting a sluggish domestic recovery and market expectations for additional stimulus, which was offset by currency depreciation against the U.S. dollar.

• Sovereign bonds and policy banks contributed positively to performance, while credit related issuers detracted from performance.

• Within credit, the Utility and Insurance sectors were the largest contributors to performance over the year, while Real Estate, Energy and Financial Services detracted.

Dynamic High Income ETF

• Higher yields made fixed income and some income generating equities more appealing and generally provided a favorable environment for active managers to make opportunistic allocations.

• The largest contributors to return were attributable to strong returns from master limited partnerships and publicly traded business development companies. Fallen angel high yield bonds, the largest exposure in the Fund, also contributed positively.

• Notable detractors from Fund performance were attributable to the Fund’s allocation to long-term U.S. treasuries and to declines in real estate investment trusts (“REITs”) performance, despite the Fund’s modest allocation to the sector.

Emerging Markets High Yield Bond ETF

• The Fund benefited from a significant compression in emerging markets high yield bond spreads over the period and high carry, which drove positive returns and offset higher interest rates over the period.

• Industrial sector bonds, particularly from Energy issuers, made the biggest contribution to Fund performance for the period followed by Financials and Utilities, while the Real Estate sector was the biggest detractor.

• Argentina, Turkey and Mexico contributed the most to performance for the period, while exposure to China was the only detractor.

Fallen Angel High Yield Bond ETF

• High yield total returns rebounded (as compared to the prior fiscal two years), as higher carry and credit spread tightening contributed positively to performance, despite higher interest rates during the period.

• The Retail sector was the largest contributor to performance, followed by Energy and Telecom. No sectors detracted from performance.

• BB rated bonds contributed most to Fund performance, however lower quality bonds had the highest total returns in the period.

4

Green Bond ETF

• Although bond yields rose overall during the period, U.S. dollar denominated green bond returns were supported by high carry and, for corporate bonds, credit spread compression.

• Bonds in the Financials, Utilities and Consumer, Cyclicals sectors contributed most to performance while the Government Activity, Mortgage Securities and Consumer, Non-Cyclicals sectors detracted.

• From a country of risk perspective, India, China and the Republic of Korea contributed most to performance while Saudi Arabia, Chile and Supranational issuers detracted.

IG Floating Rate ETF

• The Fund benefited from higher interest rates which drove higher coupons, as the U.S. Federal Reserve increased its policy rate over the year from 5.0% to 5.5% and maintained its hawkish stance.

• The largest contribution to Fund performance came from the Financial sector, which has the largest weight within the Fund, followed by Technology and Industrials. No sectors had negative performance during the period.

• In terms of country of risk, the largest contribution to performance came from U.S. issuers, followed by UK and Australia issuers.

International High Yield Bond ETF

• Despite interest rate volatility and strength of the U.S. dollar over the period, the Fund benefited from a sharp decline in high yield spreads and high overall carry.

• Issuers in the Energy and Banking sector contributed the most to Fund performance while Real Estate and Capital Goods were the only sectors that detracted.

• In terms of country of risk, UK and Canadian issuers had the highest contribution to performance, while Chinese and Irish issuers detracted the most.

J.P. Morgan EM Local Currency Bond ETF

• Despite several headwinds over the period such as a stronger dollar, continued high interest rates in the U.S. and ongoing geopolitical risks, emerging markets local currency sovereign bonds benefited from favorable Fundamentals and high carry, and outperformed developed markets sovereign bonds over the period.

• During the period, bonds denominated in Colombian Peso, the Brazilian Real and Polish Zloty were the top contributors to Fund performance, whereas bonds denominated in Turkish Lira, Indonesian Rupee and Thai Bhat detracted the most.

• Local interest rates contributed positively to performance, but this was partially offset by currency depreciation.

Moody’s Analytics BBB Corporate Bond ETF

• Although intermediate-term bond yields rose overall during the period, returns of BBB rated corporate bonds were supported by high carry and credit spread compression.

• The Banking sector was the biggest contributor to Fund performance, followed by Utility and Telecom, while the Retail, Basic Industry and Insurance sectors were the only sectors that detracted.

• All maturity bands contributed positively to performance, with 1-3 year maturity bonds contributing the most.

5

VANECK ETF TRUST

MANAGEMENT DISCUSSION (unaudited) (continued)

Moody’s Analytics IG Corporate Bond ETF

• Although intermediate-term bond yields rose overall during the period, returns of investment grade rated corporate bonds were supported by high carry and credit spread compression.

• The Banking sector was the largest contributor to performance, followed by Financial Services and Consumer Goods, while the Energy and Retail sectors were the only sectors that detracted.

• Bonds with 3-5 year maturities contributed the most, while bonds with a maturity greater than 15 years were the only ones to detract.

Mortgage REIT Income ETF

• Rising interest rates, low mortgage originations and concerns around commercial real estate weighed on mortgage real estate investment trusts (mREITs) during the period.

• Despite headwinds, the Fund registered a positive total return with residential mREITs as the primary contributor to performance while commercial and hybrid mREITs also contributed, but to a lesser extent.

• Rithm Capital was the leading contributor to Fund performance during the period, while New York Mortgage Trust was the leading detractor.

Preferred Securities ex Financials ETF

• During the period, the Fund faced pressure from rising interest rates and general economic uncertainty; however, price declines were more than offset by income earned from coupons and dividends resulting in positive total return.

• Real estate contributed, by far, the most to the Fund’s performance over the period and, to a lesser degree, retail and energy sectors also contributed positively.

• The Fund’s exposure to materials, media and health care were the primary detractors from performance.

6

VANECK BDC INCOME ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBDCTRG[1]	SPTR[2]
One Year	27.94%	28.03%	27.95%	22.66%
Five Year	11.11%	11.12%	11.04%	13.19%
Ten Year	8.17%	8.18%	8.17%	12.41%

[1]	MVIS® US Business Development Companies Index (MVBDCTRG) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of business development companies (BDCs). To be eligible for the MVBDCTRG Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the 1940 Act.

Index data prior to June 19, 2023 reflects that of the MVIS® US Business Development Companies Index (MVBIZDTG). From June 19, 2023 forward, the index data reflects that of MVBDCTRG. All index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

7

VANECK CHINA BOND ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	CHQU01TR1	US00[2]
One Year	0.75%	(1.16)%	0.64%	(1.40)%
Five Year	2.21%	2.19%	3.01%	(0.14)%
Life*	1.67%	1.67%	2.59%	1.06%

*	Inception of Fund: 11/10/14; First Day of Secondary Market Trading: 11/11/14.

[1]	ChinaBond China High Quality Bond Index (CHQU01TR) is comprised of fixed-rate, RMB-denominated bonds issued in the PRC by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers. Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index.

As of October 31, 2018, index data for the CHQU01TR for all periods presented reflect the stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

8

VANECK DYNAMIC HIGH INCOME ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	HG00[1]
One Year	6.39%	6.33%	10.64%
Life*	8.72%	8.67%	13.77%

*	Inception of Fund: 11/1/22; First Day of Secondary Market Trading: 11/2/22.

[1]	The ICE BofA Global High Yield Corporate & Sovereign Index (HG00) tracks the performance of the below investment grade global debt markets denominated in the major developed market currencies.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

9

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	EMLH[1]	US00[2]
One Year	9.49%	10.50%	10.70%	(1.40)%
Five Year	1.59%	1.75%	1.71%	(0.14)%
Ten Year	2.99%	3.08%	3.40%	1.24%

[1]	ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index (EMLH) is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that have a below investment grade rating (in accordance with the Index Provider’s methodology) and that are issued in the major domestic and Eurobond markets.

Index data prior to May 11, 2015 reflects that of the BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index. From May 11, 2015, forward, the index data reflects that of the EMLH. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

10

VANECK FALLEN ANGEL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	H0CF1	US00[2]
One Year	7.88%	8.28%	8.45%	(1.40)%
Five Year	4.43%	4.57%	5.05%	(0.14)%
Ten Year	5.67%	5.66%	6.22%	1.24%

[1]	ICE US Fallen Angel High Yield 10% Constrained Index (H0CF) is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance. Qualifying securities must be issued in the U.S. domestic market and have a below investment grade rating in accordance with the ICE Data’s methodology. The Index includes bonds issued by both U.S. and non-U.S. issuers.

Index data prior to February 28, 2020 reflects that of ICE BofAML US Fallen Angel High Yield Index. From February 28, 2020, forward, the index data reflects that of H0CF. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

11

VANECK GREEN BOND ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	SPGRUSST[1]	US00[2]
One Year	2.32%	1.89%	2.20%	(1.40)%
Five Year	0.40%	0.31%	0.58%	(0.14)%
Life*	1.31%	1.21%	1.62%	0.78%

*	Inception of Fund: 3/3/17; First Day of Secondary Market Trading: 3/4/17.

[1]	S&P Green Bond U.S. Dollar Select Index (SPGRUSST) is designed to provide a broad measure of the performance of the investable, U.S. dollar-denominated “green” bond market. The Index is comprised of bonds issued for qualified “green” purposes and seeks to measure the performance of U.S. dollar-denominated “green”-labeled bonds issued globally. For a bond to be eligible for inclusion in the Index, the issuer of the bond must indicate the bond’s “green” label and the rationale behind it, such as the intended use of proceeds. As an additional filter, the bond must be flagged as “green” by Climate Bonds Initiative (“CBI”) to be eligible for inclusion in the Index.

Index data prior to September 1, 2019 reflects that of the S&P Green Bond Select Index. From September 1, 2019, forward, the index data reflects that of the SPGRUSST. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

12

VANECK IG FLOATING RATE ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVFLTR[1]	US00[2]
One Year	8.11%	8.12%	8.13%	(1.40)%
Five Year	3.08%	3.08%	3.15%	(0.14)%
Ten Year	2.39%	2.39%	2.60%	1.24%

1	MVIS® US Investment Grade Floating Rate Index (MVFLTR) is comprised of U.S. dollar-denominated floating rate notes with outstanding issue sizes greater than or equal to $500 million, issued by corporate entities or similar commercial entities that are public reporting companies in the United States with at least one investment grade rating.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

13

VANECK INTERNATIONAL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	HXUS[1]	US00[2]
One Year	6.27%	7.13%	8.63%	(1.40)%
Five Year	1.17%	1.18%	1.67%	(0.14)%
Ten Year	1.82%	1.87%	2.40%	1.24%

[1]	ICE BofA ex-US Issuers High Yield Constrained Index (HXUS) tracks the performance of below investment grade debt issued by corporations located throughout the world (which may include emerging market countries) excluding the United States, denominated in euros, U.S. dollars, Canadian dollars or pound sterling and issued in the major domestic or eurobond markets.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

14

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	GBIEMCOR[1]	US00[2]
One Year	0.33%	1.03%	0.69%	(1.40)%
Five Year	(1.09)%	(0.96)%	(0.72)%	(0.14)%
Ten Year	(1.30)%	(1.26)%	(0.84)%	1.24%

[1]	J.P. Morgan GBI-EM Global Core Index (GBIEMCOR) is designed to track the performance of bonds issued by emerging markets governments and denominated in the local currency of the issuer.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

15

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBI[1]	US00[2]
One Year	2.76%	3.02%	3.41%	(1.40)%
Life*	(2.14)%	(2.10)%	(2.06)%	(3.74)%

*	Inception of Fund: 12/1/20; First Day of Secondary Market Trading: 12/2/20.

[1]	MVIS® Moody’s Analytics® US BBB Corporate Bond Index (MVBI) is designed to track the performance of U.S. dollar-denominated BBB rated corporate bonds that offer an excess spread over fair value, while excluding bonds exhibiting the highest probability of being downgraded to non-investment grade, based on proprietary credit risk metrics developed by Moody’s Analytics, Inc.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

16

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVCI[1]	US00[2]
One Year	2.20%	2.36%	2.77%	(1.40)%
Life*	(2.37)%	(2.35)%	(2.31)%	(3.74)%

*	Inception of Fund: 12/1/20; First Day of Secondary Market Trading: 12/2/20.

[1]	MVIS® Moody’s Analytics® US Investment Grade Corporate Bond Index (MVCI) is designed to track the performance of U.S. dollar-denominated investment grade corporate bonds that offer an excess spread over fair value, while excluding bonds exhibiting the highest probability of being downgraded to non-investment grade, based on proprietary credit risk metrics developed by Moody’s Analytics, Inc.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

17

VANECK MORTGAGE REIT INCOME ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVMORTTG[1]	SPTR[2]
One Year	8.81%	8.59%	8.66%	22.66%
Five Year	(5.31)%	(5.28)%	(5.11)%	13.19%
Ten Year	1.16%	1.16%	1.46%	12.41%

[1]	MVIS® US Mortgage REITs Index (MVMORTTG) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded U.S. REITs that derive at least 50% of their revenues (or, where applicable, have at least 50% of their assets) from mortgage-related activity.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

18

VANECK PREFERRED SECURITIES EX FINANCIALS ETF

PERFORMANCE COMPARISON

April 30, 2024 (unaudited)

Average Annual Total Return
	Share Price	NAV	PFAN[1]	SPTR[2]
One Year	4.85%	5.04%	5.45%	22.66%
Five Year	3.43%	3.47%	3.91%	13.19%
Ten Year	3.99%	4.04%	4.23%	12.41%

[1]	ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index (PFAN) is a rules-based index designed to track the performance of exchange-listed U.S. dollar denominated hybrid debt, preferred stock and convertible preferred stock publicly issued by non-financial corporations in the U.S. domestic market. It includes both rated and unrated securities, and securities with either a fixed or floating rate coupon or dividend.

Index data prior to June 1, 2021 reflects that of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index. From June 1, 2021, forward, the index data reflects that of PFAN. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

19

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees, if any. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

MVBDCTRG, MVBIZDTG, MVFLTR, MVMORTTG, MVBI and MVCI are published by MarketVector Indexes GmbH (MarketVector), a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. CHQU01TR is published by China Central Depository & Clearing Co., Ltd. (China Central Depository). GBIEMCOR is published by JPMorgan Securities Inc. (J.P. Morgan). HG00, US00, EMLH, HOCF and HXUS are published by ICE Data Indices, LLC. SPGRUSST is published by S&P Dow Jones Indices (S&P). PFAN is published by Wells Fargo & Company, LLC (Wells Fargo).

MVIS, China Central Depository, J.P. Morgan, ICE Data Indices, LLC, S&P, Wells Fargo, and Bloomberg do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

20

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2023 - April 30, 2024(a)
BDC Income ETF
Actual	$1,000.00	$ 1,182.50	0.43%	$2.33
Hypothetical (b)	$1,000.00	$ 1,022.73	0.43%	$2.16
China Bond ETF
Actual	$1,000.00	$ 1,033.50	0.50%	$2.53
Hypothetical (b)	$1,000.00	$ 1,022.38	0.50%	$2.51
Dynamic High Income ETF
Actual	$1,000.00	$ 1,106.60	0.11%	$0.58
Hypothetical (b)	$1,000.00	$ 1,024.32	0.11%	$0.55
Emerging Markets High Yield Bond ETF
Actual	$1,000.00	$ 1,104.90	0.40%	$2.09
Hypothetical (b)	$1,000.00	$ 1,022.87	0.40%	$2.01
Fallen Angel High Yield Bond ETF
Actual	$1,000.00	$ 1,091.70	0.32%	$1.66
Hypothetical (b)	$1,000.00	$ 1,023.27	0.32%	$1.61
Green Bond ETF
Actual	$1,000.00	$ 1,056.30	0.20%	$1.02
Hypothetical (b)	$1,000.00	$ 1,023.87	0.20%	$1.01
IG Floating Rate ETF
Actual	$1,000.00	$ 1,042.30	0.14%	$0.71
Hypothetical (b)	$1,000.00	$ 1,024.17	0.14%	$0.70
21

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2023 - April 30, 2024(a)
International High Yield Bond ETF
Actual	$1,000.00	$ 1,083.20	0.40%	$2.07
Hypothetical (b)	$1,000.00	$ 1,022.87	0.40%	$2.01
J.P. Morgan EM Local Currency Bond ETF
Actual	$1,000.00	$ 1,036.80	0.30%	$1.52
Hypothetical (b)	$1,000.00	$ 1,023.37	0.30%	$1.51
Moody’s Analytics BBB Corporate Bond ETF
Actual	$1,000.00	$ 1,080.50	0.25%	$1.29
Hypothetical (b)	$1,000.00	$ 1,023.62	0.25%	$1.26
Moody’s Analytics IG Corporate Bond ETF
Actual	$1,000.00	$ 1,074.80	0.20%	$1.03
Hypothetical (b)	$1,000.00	$ 1,023.87	0.20%	$1.01
Mortgage REIT Income ETF
Actual	$1,000.00	$ 1,148.70	0.44%	$2.35
Hypothetical (b)	$1,000.00	$ 1,022.68	0.44%	$2.21
Preferred Securities ex Financials ETF
Actual	$1,000.00	$ 1,120.30	0.40%	$2.11
Hypothetical (b)	$1,000.00	$ 1,022.87	0.40%	$2.01

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2024), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
22

VANECK BDC INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Number of Shares	Value
COMMON STOCKS: 100.0%
Financial Services: 100.0%
Ares Capital Corp.	10,278,053	$211,830,672
Bain Capital Specialty Finance, Inc.	917,441	15,257,044
Barings BDC, Inc.	1,900,302	17,634,803
BlackRock TCP Capital Corp. †	1,762,606	17,767,068
Blackstone Secured Lending Fund †	1,607,040	50,927,098
Blue Owl Capital Corp. †	8,624,358	137,127,292
Capital Southwest Corp. †	885,100	22,853,282
Carlyle Secured Lending, Inc.	1,046,044	17,960,576
CION Investment Corp. †	1,121,617	12,820,082
Fidus Investment Corp. †	631,164	12,850,499
FS KKR Capital Corp. †	6,963,544	133,142,961
Gladstone Investment Corp. †	739,101	10,569,144
Goldman Sachs BDC, Inc. †	2,123,241	32,995,165
Golub Capital BDC, Inc. †	2,986,288	51,871,823
Hercules Capital, Inc. †	2,621,911	50,130,938
Main Street Capital Corp. †	1,043,122	51,738,851
MidCap Financial Investment Corp. †	1,343,779	20,425,441
Morgan Stanley Direct Lending Fund	1,629,325	35,030,488
New Mountain Finance Corp. †	1,779,648	22,370,175
	Number of Shares	Value
Financial Services (continued)
Oaktree Specialty Lending Corp. †	1,626,178	$31,157,570
PennantPark Floating Rate Capital Ltd. †	1,205,645	13,708,184
Prospect Capital Corp. †	7,161,403	37,310,910
Sixth Street Specialty Lending, Inc.	1,891,116	41,018,306
SLR Investment Corp.	954,950	14,668,032
Trinity Capital, Inc.	956,302	14,507,101
TriplePoint Venture Growth BDC Corp. †	774,768	7,275,072

Total Common Stocks (Cost: $1,031,458,983)		1,084,948,577

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 8.3%
Money Market Fund: 8.3% (Cost: $89,871,466)
State Street Navigator Securities Lending Government Money Market Portfolio	89,871,466	89,871,466
Total Investments: 108.3% (Cost: $1,121,330,449)		1,174,820,043
Liabilities in excess of other assets: (8.3)%		(90,478,308)
NET ASSETS: 100.0%		$1,084,341,735

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $139,211,087.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	100.0%	$1,084,948,577

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$1,084,948,577	$—	$—	$1,084,948,577
Money Market Fund	89,871,466	—	—	89,871,466
Total Investments	$1,174,820,043	$—	$—	$1,174,820,043

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

23

VANECK CHINA BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s		)	Value
CORPORATE BONDS: 70.7%
Basic Materials: 5.8%
China Chengtong Holdings Group Ltd. 3.53%, 10/28/26	CNY	10,000		$1,387,601
Energy: 8.2%
China National Petroleum Corp. 4.16%, 08/16/25	CNY	6,000		848,055
China Petroleum & Chemical Corp. 3.20%, 07/27/26	CNY	8,000		1,120,916
				1,968,971
Financials: 41.7%
Agricultural Development Bank of China
2.25%, 04/22/25	CNY	1,130		156,306
2.96%, 04/17/30	CNY	1,160		165,412
3.63%, 07/19/26	CNY	2,700		384,358
3.74%, 07/12/29	CNY	2,740		404,212
3.75%, 01/25/29	CNY	2,620		385,765
3.79%, 10/26/30	CNY	1,110		166,052
3.85%, 01/06/27	CNY	1,610		231,757
4.39%, 09/08/27	CNY	3,270		482,739
4.65%, 05/11/28	CNY	1,360		204,614
Central Huijin Investment Ltd. 2.87%, 04/20/26	CNY	6,000		836,689
China Development Bank
2.77%, 10/24/32	CNY	3,810		537,994
3.18%, 04/05/26	CNY	1,070		150,581
3.34%, 07/14/25	CNY	1,060		148,544
3.41%, 06/07/31	CNY	1,640		240,830
3.45%, 09/20/29	CNY	4,800		699,724
3.48%, 01/08/29	CNY	4,460		647,610
3.65%, 05/21/29	CNY	1,950		286,086
3.66%, 03/01/31	CNY	1,170		174,008
3.70%, 10/20/30	CNY	4,150		616,834
4.04%, 04/10/27	CNY	1,760		255,508
4.04%, 07/06/28	CNY	2,720		402,093
China Reform Holdings Corp. Ltd. 2.65%, 09/06/27	CNY	10,000		1,383,826
Export-Import Bank of China
	Par (000’s		)	Value
Financials (continued)
2.90%, 08/19/32	CNY	1,390		$197,967
3.23%, 03/23/30	CNY	1,900		274,580
3.38%, 07/16/31	CNY	1,750		256,579
3.74%, 11/16/30	CNY	2,380		355,099
				10,045,767
Real Estate: 0.0%
China Fortune Land Development Co. Ltd.
5.50%, 10/22/22 (d) *∞	CNY	1,000		2
7.00%, 03/03/21 (d) *∞	CNY	1,000		1
				3
Utilities: 15.0%
China Southern Power Grid Co. Ltd. 2.42%, 10/24/25	CNY	8,000		1,112,786
State Grid Corp. of China 2.88%, 08/30/27	CNY	8,000		1,119,708
State Power Investment Corp. Ltd. 2.82%, 07/04/26	CNY	10,000		1,392,177
				3,624,671
Total Corporate Bonds (Cost: $18,018,112)				17,027,013

GOVERNMENT OBLIGATIONS: 16.2%
China Government Bond
2.52%, 08/25/33	CNY	2,120		296,004
2.68%, 05/21/30	CNY	3,450		486,122
2.69%, 08/12/26	CNY	2,050		287,064
3.02%, 10/22/25	CNY	2,150		301,460
3.02%, 05/27/31	CNY	2,710		390,923
3.03%, 03/11/26	CNY	1,850		260,493
3.25%, 06/06/26	CNY	2,220		315,039
3.27%, 11/19/30	CNY	2,980		438,181
3.28%, 12/03/27	CNY	1,050		151,508
3.32%, 04/15/52	CNY	3,090		481,728
3.81%, 09/14/50	CNY	2,870		481,262
Total Government Obligations (Cost: $4,229,280)				3,889,784
Total Investments: 86.9% (Cost: $22,247,392)				20,916,797
Other assets less liabilities: 13.1%				3,159,311
NET ASSETS: 100.0%				$24,076,108

Definitions:

CNY	Chinese Yuan

Footnotes:

(d)	Security in default
*	Non-income producing
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

See Notes to Financial Statements

24

Summary of Investments by Sector	% of Investments	Value
Financials	48.0%	$10,045,767
Government	18.6	3,889,784
Utilities	17.3	3,624,671
Energy	9.4	1,968,971
Basic Materials	6.7	1,387,601
Real Estate	0.0	3
	100.0%	$20,916,797

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds
Basic Materials	$—	$1,387,601	$—	$1,387,601
Energy	—	1,968,971	—	1,968,971
Financials	—	10,045,767	—	10,045,767
Real Estate	—	—	3	3
Utilities	—	3,624,671	—	3,624,671
Government Obligations *	—	3,889,784	—	3,889,784
Total Investments	$—	$20,916,794	$3	$20,916,797

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

25

VANECK DYNAMIC HIGH INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
GOVERNMENT OBLIGATION: 7.1% (Cost: $56,234)
United States Treasury Note/ Bond 4.75%, 11/15/43	57		$55,931

	Number of Shares
EXCHANGE TRADED FUNDS: 93.1% (a)
First Trust SMID Cap Rising Dividend Achievers ETF	963		31,558
iShares Residential and Multisector Real Estate ETF	391		27,491
VanEck BDC Income ETF ‡	3,996		66,533
VanEck CLO ETF ‡	187		9,864
VanEck Durable High Dividend ETF ‡	1,046		32,895
	Number of Shares	Value
VanEck Emerging Markets High Yield Bond ETF ‡	3,679	$69,055
VanEck Energy Income ETF ‡	1,004	75,987
VanEck Fallen Angel High Yield Bond ETF ‡	9,978	282,079
VanEck IG Floating Rate ETF ‡	388	9,886
VanEck Preferred Securities ex Financials ETF ‡	3,795	64,439
WisdomTree International Hedged Quality Dividend Growth Fund	706	31,417
WisdomTree U.S. Quality Dividend Growth Fund	426	31,098
Total Exchange Traded Funds (Cost: $702,297)		732,302
Total Investments: 100.2% (Cost: $758,531)		788,233
Liabilities in excess of other assets: (0.2)%		(1,938)
NET ASSETS: 100.0%		$786,295

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https:// www.sec.gov.
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.

Summary of Investments by Sector	% of Investments	Value
Exchange Traded Funds	92.9%	$732,302
Government	7.1	55,931
	100.0%	$788,233

See Notes to Financial Statements

26

Transactions in securities of affiliates for the period ended April 30, 2024 were as follows:

	Value 4/30/2023	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 4/30/2024	Dividend Income
VanEck BDC Income ETF	$38,788	$20,232	$–	$(113)#	$7,638*	$66,533	$7,107
VanEck CLO ETF	–	9,861	–	–	3	9,864	–
VanEck Durable High Dividend ETF	87,147	43,288	(96,536)	481	(1,485)	32,895	3,804
VanEck Emerging Markets High Yield Bond ETF	26,067	41,951	–	–	1,037	69,055	2,583
VanEck Energy Income ETF	41,775	21,167	–	(833)†	14,234‡	75,987	1,299
VanEck Fallen Angel High Yield Bond ETF	100,233	180,551	–	–	1,295	282,079	9,136
VanEck IG Floating Rate ETF	–	9,875	–	–	11	9,886	–
VanEck International High Yield Bond ETF	54,177	26,778	(83,742)	8,030^	(5,078)	–	2,815
VanEck J.P. Morgan EM Local Currency Bond ETF	26,447	13,318	(39,035)	2,107∞	(2,640)	–	1,038
VanEck Mortgage REIT Income ETF	18,744	9,764	(28,550)	(1,747)	1,789	–	2,473
VanEck Preferred Securities ex Financials ETF	44,300	21,998	–	–	(1,859)	64,439	4,913
	$437,678	$398,783	$(247,863)	$7,925	$14,945	$610,738	$35,168

#	Includes Return of Capital distribution reclassification of $113
*	Includes Return of Capital distribution reclassification of $12
‡	Includes Return of Capital distribution reclassification of $356
^	Includes Return of Capital distribution reclassification of $165
∞	Includes Return of Capital distribution reclassification of $197
†	Includes Return of Capital distribution reclassification of $833

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Government Obligation *	$—	$55,931	$—	$55,931
Exchange Traded Funds	732,302	—	—	732,302
Total Investments	$732,302	$55,931	$—	$788,233

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

27

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
CORPORATE BONDS: 94.5%
Argentina: 3.3%
Generacion Mediterranea SA / Central Termica Roca SA 144A 9.88%, 12/01/27	$397		$359,052
MercadoLibre, Inc.
2.38%, 01/14/26	525		489,709
3.12%, 01/14/31	875		718,348
Pampa Energia SA 144A
7.50%, 01/24/27	850		809,592
9.12%, 04/15/29	425		423,318
Pan American Energy LLC 144A 9.12%, 04/30/27	410		423,129
Telecom Argentina SA 144A 8.00%, 07/18/26	525		502,012
Transportadora de Gas del Sur SA 144A 6.75%, 05/02/25	700		679,984
YPF Energia Electrica SA 144A 10.00%, 07/25/26	500		498,358
YPF SA 144A 6.95%, 07/21/27	1,125		1,020,868
7.00%, 09/30/33(s)	825		719,105
7.00%, 12/15/47	725		516,214
8.50%, 07/28/25	1,575		1,535,006
8.50%, 06/27/29	562		530,432
9.00%, 02/12/26(s)	769		775,763
9.00%, 06/30/29(s)	1,050		1,039,780
9.50%, 01/17/31	925		935,271
			11,975,941
Austria: 0.1%
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV 144A 5.00%, 05/07/28	300		268,289
Azerbaijan: 1.1%
Southern Gas Corridor CJSC 144A 6.88%, 03/24/26	2,750		2,767,270
State Oil Co. of the Azerbaijan Republic Reg S 6.95%, 03/18/30	1,075		1,088,050
			3,855,320
Bahrain: 0.7%
Bapco Energies BSCC 144A
7.50%, 10/25/27	1,400		1,415,484
8.38%, 11/07/28	650		687,450
Mumtalakat Sukuk Holding Co. Reg S 4.10%, 01/21/27	600		565,971
			2,668,905
Bermuda: 0.3%
Digicel Group Holdings Ltd. 144A
0.00%, 12/31/30^	32		17,520
0.00%, 12/31/30^	378		28,381
	Par (000’s	)	Value
Bermuda (continued)
Investment Energy Resources Ltd. 144A 6.25%, 04/26/29	$1,000		$958,220
			1,004,121
Brazil: 6.8%
Adecoagro SA 144A 6.00%, 09/21/27	700		677,725
Amaggi Luxembourg International Sarl 144A 5.25%, 01/28/28	500		472,209
Arcos Dorados Holdings, Inc. 144A 5.88%, 04/04/27	550		541,472
B3 SA - Brasil Bolsa Balcao 144A 4.12%, 09/20/31	425		365,469
Banco BTG Pactual SA 144A 2.75%, 01/11/26†	350		329,890
Banco do Brasil SA/Cayman 144A 6.00%, 03/18/31	450		436,567
Banco Votorantim SA 144A 4.38%, 07/29/25	400		388,273
Braskem America Finance Co. 144A 7.12%, 07/22/41	375		335,629
Braskem Idesa SAPI 144A 7.45%, 11/15/29	1,275		1,007,913
Braskem Netherlands Finance BV 144A
4.50%, 01/10/28	650		580,862
4.50%, 01/31/30	950		801,677
5.88%, 01/31/50†	500		374,598
8.50% (US Treasury Yield Curve Rate T 5 Year+8.22%), 01/23/81	350		343,425
Brazil Minas SPE via State of Minas Gerais 144A 5.33%, 02/15/28	302		297,429
BRF SA 144A
4.88%, 01/24/30	325		286,498
5.75%, 09/21/50	425		321,796
Centrais Eletricas Brasileiras SA 144A 4.62%, 02/04/30	475		426,834
Cosan Luxembourg SA 144A
5.50%, 09/20/29	425		399,875
7.00%, 01/20/27	250		249,950
CSN Inova Ventures 144A 6.75%, 01/28/28	925		885,882
Embraer Netherlands Finance BV 5.40%, 02/01/27†	275		270,185
Embraer Netherlands Finance BV 144A 6.95%, 01/17/28	325		331,550
ERO Copper Corp. 144A 6.50%, 02/15/30†	250		236,919

See Notes to Financial Statements

28

	Par (000’s	)	Value
Brazil (continued)
Globo Comunicacao e Participacoes SA 144A
4.88%, 01/22/30	$325		$283,653
5.50%, 01/14/32	275		239,472
Klabin Austria GmbH 144A
3.20%, 01/12/31	325		265,840
5.75%, 04/03/29	425		414,432
7.00%, 04/03/49	478		466,138
MARB BondCo Plc 144A 3.95%, 01/29/31	750		602,255
MV24 Capital BV 144A 6.75%, 06/01/34	585		538,168
Natura &Co. Luxembourg Holdings Sarl 144A 4.12%, 05/03/28	300		270,804
NBM US Holdings, Inc. 144A
6.62%, 08/06/29	300		293,340
7.00%, 05/14/26	450		447,583
Nexa Resources SA 144A 6.50%, 01/18/28	325		325,651
Petrobras Global Finance BV
5.09%, 01/15/30	275		258,012
5.60%, 01/03/31	525		497,540
5.62%, 05/20/43	200		170,547
5.75%, 02/01/29	225		219,178
6.00%, 01/27/28	575		574,320
6.75%, 01/27/41	350		333,664
6.75%, 06/03/50	225		204,295
6.85%, 06/05/15†	750		651,980
6.88%, 01/20/40	280		270,178
6.90%, 03/19/49†	375		347,991
7.25%, 03/17/44	425		417,470
7.38%, 01/17/27	350		360,351
8.75%, 05/23/26	175		183,605
Rede D’or Finance Sarl 144A
4.50%, 01/22/30	499		438,988
4.95%, 01/17/28	250		235,129
Rio Oil Finance Trust Series 2014-3 144A 9.75%, 01/06/27	215		223,244
Rio Oil Finance Trust Series 2018-1 144A 8.20%, 04/06/28	312		316,871
Rumo Luxembourg Sarl 144A 5.25%, 01/10/28	250		237,852
Samarco Mineracao SA 144A 9.50%, 06/30/31	2,300		2,100,675
Simpar Europe SA 144A 5.20%, 01/26/31	325		260,228
Tupy Overseas SA 144A 4.50%, 02/16/31	250		214,776
Ultrapar International SA 144A
5.25%, 10/06/26	300		291,650
5.25%, 06/06/29	200		190,291
Usiminas International Sarl 144A
	Par (000’s	)	Value
Brazil (continued)
5.88%, 07/18/26	$500		$491,659
XP, Inc. 144A 3.25%, 07/01/26	500		467,243
			24,467,700
British Virgin Islands: 0.5%
Five Holding Ltd. 144A 9.38%, 10/03/28	500		500,191
New Metro Global Ltd. Reg S
4.50%, 05/02/26	500		202,749
4.62%, 10/15/25	400		192,015
Studio City Co. Ltd. 144A 7.00%, 02/15/27	500		495,388
Wanda Properties Global Co. Ltd. Reg S 11.00%, 02/13/26	350		270,025
YI Bright International Ltd. Reg S 7.40%, 08/17/26	200		201,490
			1,861,858
Canada: 1.4%
First Quantum Minerals Ltd. 144A
8.62%, 06/01/31	1,825		1,768,696
9.38%, 03/01/29	2,100		2,172,292
Frontera Energy Corp. 144A 7.88%, 06/21/28	550		449,180
Gran Tierra Energy, Inc. 144A 9.50%, 10/15/29	700		659,222
			5,049,390
Cayman Islands: 4.8%
Arabian Centres Sukuk II Ltd. 144A 5.62%, 10/07/26	2,100		1,968,204
Arada Sukuk Ltd. Reg S 8.12%, 06/08/27	700		712,221
Banco Bradesco SA 144A 4.38%, 03/18/27	350		336,427
Banco BTG Pactual SA/Cayman Islands 144A 6.25%, 04/08/29	250		248,201
Banco do Brasil SA 144A
3.25%, 09/30/26	450		423,847
4.88%, 01/11/29	350		328,226
6.25%, 04/18/30	400		397,697
Binghatti Sukuk SPC Ltd. Reg S 9.62%, 02/28/27	400		411,500
CT Trust 144A 5.12%, 02/03/32	1,000		869,520
Dar Al-Arkan Sukuk Co. Ltd. Reg S
7.75%, 02/07/26	500		503,063
8.00%, 02/25/29	800		817,000
EDO Sukuk Ltd. 144A 5.88%, 09/21/33	1,400		1,412,075
Ittihad International Ltd. 144A 9.75%, 11/09/28	500		504,250

See Notes to Financial Statements

29

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Cayman Islands (continued)
KT21 T2 Co. Ltd. Reg S 6.12% (US Treasury Yield Curve Rate T 5 Year+5.33%), 12/16/31	$350		$341,250
Liberty Costa Rica Senior Secured Finance 144A 10.88%, 01/15/31	600		623,619
MAF Global Securities Ltd. Reg S 7.88% (US Treasury Yield Curve Rate T 5 Year+4.89%), 6/30/2027(o)	600		616,471
Melco Resorts Finance Ltd. 144A 7.62%, 04/17/32	1,000		979,700
Nogaholding Sukuk Ltd. 144A 5.25%, 04/08/29	950		904,211
Nogaholding Sukuk Ltd. Reg S 6.62%, 05/25/33	950		980,256
Oryx Funding Ltd. 144A 5.80%, 02/03/31	900		888,971
Otel Sukuk Ltd. 144A 5.38%, 01/24/31	700		684,673
PD Sukuk Ltd. Reg S 8.75%, 09/23/25	400		406,540
Poinsettia Finance Ltd. Reg S 6.62%, 06/17/31	418		350,566
Rutas 2 & 7 Finance Ltd. 144A 0.00%, 09/30/36^	625		423,787
Sable International Finance Ltd. 144A 5.75%, 09/07/27	700		668,923
StoneCo Ltd. 144A 3.95%, 06/16/28	350		301,233
			17,102,431
Chile: 1.4%
Agrosuper SA 144A 4.60%, 01/20/32†	725		610,831
CAP SA 144A 3.90%, 04/27/31	450		357,796
Falabella SA 144A
3.38%, 01/15/32	925		706,504
3.75%, 10/30/27	500		448,002
Latam Airlines Group SA 144A
13.38%, 10/15/27†	500		556,688
13.38%, 10/15/29	1,000		1,150,311
VTR Comunicaciones SpA 144A
4.38%, 04/15/29	600		459,491
5.12%, 01/15/28	575		457,343
VTR Finance NV 144A 6.38%, 07/15/28	600		423,847
			5,170,813
	Par (000’s	)	Value
China: 4.9%
Agile Group Holdings Ltd. Reg S 5.50%, 04/21/25	$300		$36,489
Bank of Communications Co. Ltd. Reg S 3.80% (US Treasury Yield Curve Rate T 5 Year+3.35%), 11/18/2025(o)	3,875		3,755,014
ENN Clean Energy International Investment Ltd. 144A 3.38%, 05/12/26	800		755,157
Fortune Star BVI Ltd. Reg S 5.95%, 10/19/25	1,000		937,267
Fuqing Investment Management Ltd. Reg S 3.25%, 06/23/25	700		624,690
Glory Health Industry Ltd. Reg S 14.25%, 01/25/24(d) *	200		14,934
Industrial & Commercial Bank of China Ltd. Reg S 3.20% (US Treasury Yield Curve Rate T 5 Year+2.37%), 9/24/2026(o)	8,380		7,914,176
Longfor Group Holdings Ltd. Reg S
3.85%, 01/13/32	400		213,248
3.95%, 09/16/29	1,050		630,447
4.50%, 01/16/28	800		536,794
Mianyang Investment Holding Group Co. Ltd. Reg S 6.70%, 08/08/25	400		399,991
Pingan Real Estate Capital Ltd. Reg S 3.45%, 07/29/26	300		246,008
RKPF Overseas 2019 A Ltd. Reg S 6.00%, 09/04/25	400		104,492
West China Cement Ltd. Reg S 4.95%, 07/08/26	800		652,365
Zhangzhou Transportation Development Group Co. Ltd. Reg S 4.98%, 06/01/25	600		595,020
			17,416,092
Colombia: 5.6%
Aris Mining Corp. 144A 6.88%, 08/09/26	450		417,866
Banco de Bogota SA 144A 6.25%, 05/12/26	1,450		1,424,471
Canacol Energy Ltd. 144A 5.75%, 11/24/28	700		330,284
Ecopetrol SA
4.62%, 11/02/31	1,036		837,212
5.38%, 06/26/26	1,250		1,219,567

See Notes to Financial Statements

30

	Par (000’s	)	Value
Colombia (continued)
5.88%, 05/28/45	$1,675		$1,189,306
5.88%, 11/02/51	625		423,791
6.88%, 04/29/30	1,675		1,598,954
7.38%, 09/18/43	708		623,992
8.38%, 01/19/36	1,550		1,507,796
8.62%, 01/19/29	1,000		1,040,983
8.88%, 01/13/33	1,900		1,945,839
Empresas Publicas de Medellin ESP 144A
4.25%, 07/18/29	1,400		1,194,879
4.38%, 02/15/31	775		631,548
Geopark Ltd. 144A 5.50%, 01/17/27	675		607,081
Grupo Aval Ltd. 144A 4.38%, 02/04/30	1,400		1,165,733
Grupo de Inversiones Suramericana SA 144A 5.50%, 04/29/26	700		682,407
Oleoducto Central SA 144A 4.00%, 07/14/27	600		555,883
Orazul Energy Peru SA 144A 5.62%, 04/28/27	500		470,875
Telecomunicaciones Digitales SA 144A 4.50%, 01/30/30	850		748,114
Telefonica Celular del Paraguay SA 144A 5.88%, 04/15/27	700		690,669
Termocandelaria Power Ltd. 144A 7.88%, 01/30/29	613		607,172
			19,914,422
Costa Rica: 0.3%
Instituto Costarricense de Electricidad 144A
6.38%, 05/15/43†	575		502,464
6.75%, 10/07/31	450		449,100
			951,564
Cyprus: 0.3%
MHP Lux SA 144A
6.25%, 09/19/29	525		357,352
6.95%, 04/03/26	775		623,303
			980,655
Czech Republic: 0.3%
Energo-Pro AS 144A
8.50%, 02/04/27	650		653,347
11.00%, 11/02/28	400		434,000
			1,087,347
Dominican Republic: 0.1%
Empresa Generadora de Electricidad Haina SA 144A 5.62%, 11/08/28	400		364,621
France: 0.1%
Aeropuertos Dominicanos Siglo XXI SA 144A 6.75%, 03/30/29	500		501,925
	Par (000’s	)	Value
Georgia: 0.3%
Georgian Railway JSC 144A 4.00%, 06/17/28	$575		$521,297
Silknet JSC 144A 8.38%, 01/31/27	475		481,199
			1,002,496
Ghana: 0.2%
Kosmos Energy Ltd. 144A 7.12%, 04/04/26†	875		848,055
Greece: 0.2%
Navios South American Logistics, Inc. / Navios Logistics Finance US Inc 144A 10.75%, 07/01/25	675		680,154
Guatemala: 0.5%
Banco Industrial SA 144A 4.88% (US Treasury Yield Curve Rate T 5 Year+4.44%), 01/29/31	450		431,194
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 144A 5.25%, 04/27/29	1,450		1,354,945
			1,786,139
Honduras: 0.1%
Inversiones Atlantida SA 144A 7.50%, 05/19/26	475		465,263
Hong Kong: 7.1%
Agile Group Holdings Ltd. Reg S 6.05%, 10/13/25	650		69,056
Bank of East Asia Ltd. Reg S 5.83% (US Treasury Yield Curve Rate T 5 Year+5.53%), 10/21/2025(o)	1,000		962,500
CAS Capital No 1 Ltd. Reg S 4.00% (US Treasury Yield Curve Rate T 5 Year+3.64%), 7/12/2026(o)	1,050		955,500
Central Plaza Development Ltd. Reg S 3.85%, 07/14/25	600		551,190
Champion Path Holdings Ltd. Reg S
4.50%, 01/27/26	650		615,386
4.85%, 01/27/28	675		605,239
China CITIC Bank International Ltd. Reg S 3.25% (US Treasury Yield Curve Rate T 5 Year+2.53%), 7/29/2026(o)	750		706,897
4.80% (US Treasury Yield Curve Rate T 5 Year+2.10%), 4/22/2027(o)	900		876,439

See Notes to Financial Statements

31

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Hong Kong (continued)
China Oil & Gas Group Ltd. Reg S 4.70%, 06/30/26	$500		$434,146
China Water Affairs Group Ltd. Reg S 4.85%, 05/18/26	500		448,615
Fortune Star BVI Ltd. Reg S
5.00%, 05/18/26	750		668,175
5.05%, 01/27/27	600		511,919
Franshion Brilliant Ltd. Reg S 4.25%, 07/23/29	650		445,540
6.00% (US Treasury Yield Curve Rate T 5 Year+5.58%), 2/8/2026(o)	700		593,179
Health & Happiness H&H International Holdings Ltd. Reg S 13.50%, 06/26/26	400		422,517
Huarong Finance 2017 Co. Ltd. Reg S
4.25%, 11/07/27	1,700		1,549,618
4.75%, 04/27/27	1,050		983,062
4.95%, 11/07/47	550		424,754
Huarong Finance 2019 Co. Ltd. Reg S 4.50%, 05/29/29	750		670,252
Li & Fung Ltd. Reg S 5.00%, 08/18/25	400		389,598
Melco Resorts Finance Ltd. 144A
4.88%, 06/06/25	1,400		1,364,597
5.25%, 04/26/26	525		504,363
5.38%, 12/04/29	1,600		1,431,860
5.62%, 07/17/27†	825		780,830
5.75%, 07/21/28	1,175		1,090,676
Nanyang Commercial Bank Ltd. Reg S 6.50% (US Treasury Yield Curve Rate T 5 Year+3.51%), 4/28/2027(o)	800		801,382
7.35% (US Treasury Yield Curve Rate T 5 Year+3.16%), 9/7/2028(o)	400		409,848
RKPF Overseas 2020 A Ltd. Reg S
5.12%, 07/26/26	700		129,701
5.20%, 01/12/26	800		164,736
Seaspan Corp. 144A 5.50%, 08/01/29	1,000		861,435
Studio City Finance Ltd. 144A
5.00%, 01/15/29	1,489		1,267,448
6.50%, 01/15/28	675		631,120
Vanke Real Estate Hong Kong Co. Ltd. Reg S
3.15%, 05/12/25	650		424,408
3.50%, 11/12/29	450		181,714
3.98%, 11/09/27	1,300		559,392
Westwood Group Holdings Ltd. Reg S
	Par (000’s	)	Value
Hong Kong (continued)
2.80%, 01/20/26	$750		$703,125
Yanlord Land HK Co. Ltd. Reg S 5.12%, 05/20/26	750		605,808
Yuexiu REIT MTN Co. Ltd. Reg S 2.65%, 02/02/26	550		485,692
			25,281,717
Hungary: 0.3%
OTP Bank Nyrt Reg S 8.75% (US Treasury Yield Curve Rate T 5 Year+5.06%), 05/15/33	950		980,875
India: 3.7%
Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd. 144A 6.70%, 03/12/42	600		553,771
Adani Renewable Energy RJ Ltd./ Kodangal Solar Parks Pvt Ltd. / Wardha Solar Maharashtra 144A 4.62%, 10/15/39	431		349,622
Delhi International Airport Ltd. 144A
6.12%, 10/31/26	700		691,956
6.45%, 06/04/29	700		682,482
GMR Hyderabad International Airport Ltd. 144A 4.25%, 10/27/27	550		508,062
HPCL-Mittal Energy Ltd. Reg S
5.25%, 04/28/27	550		527,779
5.45%, 10/22/26	400		387,850
IRB Infrastructure Developers Ltd. 144A 7.11%, 03/11/32	600		593,550
JSW Hydro Energy Ltd. 144A 4.12%, 05/18/31	765		667,982
JSW Infrastructure Ltd. 144A 4.95%, 01/21/29	600		552,571
JSW Steel Ltd. 144A
3.95%, 04/05/27	750		691,641
5.05%, 04/05/32	725		620,804
Periama Holdings LLC Reg S 5.95%, 04/19/26	975		962,133
ReNew Wind Energy AP2 / ReNew Power Pvt Ltd. other 9 Subsidiaries 144A 4.50%, 07/14/28	850		758,128
Shriram Finance Ltd. 144A
4.15%, 07/18/25	550		532,113
6.62%, 04/22/27	1,000		993,728
Tata Motors Ltd. Reg S 5.88%, 05/20/25	400		398,170
UPL Corp. Ltd. Reg S

See Notes to Financial Statements

32

	Par (000’s	)	Value
India (continued)
5.25% (US Treasury Yield Curve Rate T 5 Year+3.87%), 2/27/2025(o)	$500		$346,510
Vedanta Resources Finance II Plc 144A
9.25%, 04/23/26	825		666,731
13.88%, 01/21/27	658		617,245
Vedanta Resources Ltd. 144A 6.12%, 08/09/24	1,128		1,001,432
			13,104,260
Indonesia: 1.2%
Bakrie Telecom Pte Ltd. Reg S 11.50%, 05/07/15(d) *∞	111		1,068
Cikarang Listrindo Tbk PT 144A 4.95%, 09/14/26	575		551,700
Indika Energy Capital IV Pte Ltd. 144A 8.25%, 10/22/25	625		630,076
Japfa Comfeed Indonesia Tbk PT Reg S 5.38%, 03/23/26	500		453,760
Medco Bell Pte Ltd. 144A 6.38%, 01/30/27	750		730,787
Medco Oak Tree Pte Ltd. 144A 7.38%, 05/14/26	675		677,384
Nickel Industries Ltd. 144A 11.25%, 10/21/28	600		649,386
Pakuwon Jati Tbk PT Reg S 4.88%, 04/29/28	600		554,724
			4,248,885
Ireland: 0.4%
C&W Senior Finance Ltd. 144A 6.88%, 09/15/27	1,600		1,516,880
Israel: 2.9%
Energean Israel Finance Ltd. 144A Reg S 8.50%, 09/30/33	1,050		1,013,002
Leviathan Bond Ltd. 144A Reg S
6.12%, 06/30/25	825		804,416
6.50%, 06/30/27	825		776,138
6.75%, 06/30/30	745		667,092
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/36	883		839,607
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	3,680		3,412,497
4.10%, 10/01/46	2,248		1,500,661
6.75%, 03/01/28†	1,400		1,422,336
			10,435,749
Kuwait: 0.3%
Kuwait Projects Co. SPC Ltd. Reg S
	Par (000’s	)	Value
Kuwait (continued)
4.23%, 10/29/26	$600		$540,070
4.50%, 02/23/27	750		660,000
			1,200,070
Luxembourg: 2.7%
3R Lux SARL 144A 9.75%, 02/05/31	325		341,935
Acu Petroleo Luxembourg Sarl 144A 7.50%, 01/13/32	339		325,159
Aegea Finance Sarl 144A
6.75%, 05/20/29	250		242,640
9.00%, 01/20/31	325		340,328
Ambipar Lux Sarl 144A 9.88%, 02/06/31	500		495,283
Cosan Luxembourg SA 144A
7.25%, 06/27/31	325		326,291
7.50%, 06/27/30	375		380,121
CSN Resources SA 144A
4.62%, 06/10/31	625		491,921
5.88%, 04/08/32†	450		376,331
Energean Israel Finance Ltd. 144A Reg S
4.88%, 03/30/26	795		749,665
5.38%, 03/30/28	875		778,631
5.88%, 03/30/31	875		748,274
FORESEA Holding SA 144A 7.50%, 06/15/30†	200		185,732
FS Luxembourg Sarl 144A 8.88%, 02/12/31	350		333,437
Hidrovias International Finance SARL 144A 4.95%, 02/08/31	250		205,997
MC Brazil Downstream Trading Sarl 144A 7.25%, 06/30/31	1,046		906,854
Minerva Luxembourg SA 144A
4.38%, 03/18/31	875		712,213
8.88%, 09/13/33†	500		513,169
Movida Europe SA 144A 7.85%, 04/11/29	300		280,324
Petrorio Luxembourg Trading Sarl 144A 6.12%, 06/09/26	400		391,305
Poinsettia Finance Ltd. 144A 6.62%, 06/17/31	167		140,227
Rumo Luxembourg Sarl 144A 4.20%, 01/18/32	325		269,474
			9,535,311
Macao: 0.3%
MGM China Holdings Ltd. 144A 4.75%, 02/01/27	1,000		944,628
Mauritius: 2.6%
Axian Telecom 144A 7.38%, 02/16/27	525		510,216

See Notes to Financial Statements

33

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Mauritius (continued)
Azure Power Energy Ltd. 144A 3.58%, 08/19/26	$539		$482,347
CA Magnum Holdings 144A 5.38%, 10/31/26	1,325		1,250,668
Clean Renewable Power Mauritius Pte Ltd. 144A 4.25%, 03/25/27	435		400,744
Diamond II Ltd. 144A 7.95%, 07/28/26	575		576,343
Greenko Power II Ltd. 144A 4.30%, 12/13/28	1,328		1,186,900
IHS Netherlands Holdco BV 144A 8.00%, 09/18/27	1,250		1,180,938
India Airport Infra 144A 6.25%, 10/25/25	475		474,250
India Clean Energy Holdings 144A 4.50%, 04/18/27	550		493,529
India Green Power Holdings 144A 4.00%, 02/22/27	607		549,863
Liquid Telecommunications Financing Plc 144A 5.50%, 09/04/26	800		472,466
Network i2i Ltd. 144A 3.98% (US Treasury Yield Curve Rate T 5 Year+3.39%), 3/3/2026(o)	775		734,227
UPL Corp. Ltd. Reg S
4.50%, 03/08/28	400		344,268
4.62%, 06/16/30	800		641,275
			9,298,034
Mexico: 6.7%
Alsea SAB de CV 144A 7.75%, 12/14/26	725		733,090
Banco Nacional de Comercio Exterior SNC 144A 2.72% (US Treasury Yield Curve Rate T 5 Year+2.00%), 08/11/31	700		620,361
Braskem Idesa SAPI 144A 6.99%, 02/20/32†	1,625		1,221,394
Cemex SAB de CV 144A 3.88%, 07/11/31†	1,525		1,327,921
5.12% (US Treasury Yield Curve Rate T 5 Year+4.53%), 6/8/2026(o)	1,400		1,347,227
5.20%, 09/17/30	1,000		947,448
5.45%, 11/19/29	950		917,803
9.12% (US Treasury Yield Curve Rate T 5 Year+5.16%), 3/14/2028(o)	1,400		1,503,267
CIBanco SA Institution de Banca Multiple Trust 144A 4.38%, 07/22/31	550		448,806
Electricidad Firme de Mexico Holdings SA de CV 144A
	Par (000’s	)	Value
Mexico (continued)
4.90%, 11/20/26	$450		$429,760
Grupo Aeromexico SAB de CV 144A 8.50%, 03/17/27	850		833,993
Grupo Axo SAPI de CV 144A 5.75%, 06/08/26	475		457,385
Grupo KUO SAB De CV 144A 5.75%, 07/07/27	625		581,653
Metalsa Sapi De Cv 144A 3.75%, 05/04/31	450		364,042
Nemak SAB de CV 144A 3.62%, 06/28/31	675		528,527
Petroleos Mexicanos
4.50%, 01/23/26	275		258,514
5.35%, 02/12/28	475		415,568
5.50%, 06/27/44	175		102,566
5.62%, 01/23/46	150		86,872
5.95%, 01/28/31	900		710,678
6.35%, 02/12/48†	375		231,890
6.38%, 01/23/45	300		186,123
6.49%, 01/23/27	375		351,910
6.50%, 03/13/27	950		890,322
6.50%, 01/23/29	300		265,946
6.50%, 06/02/41	375		247,985
6.62%, 06/15/35	650		480,646
6.62%, 06/15/38	125		86,174
6.70%, 02/16/32	1,625		1,329,795
6.75%, 09/21/47†	1,325		846,762
6.84%, 01/23/30	575		498,717
6.88%, 08/04/26	600		582,729
6.95%, 01/28/60	900		573,260
7.69%, 01/23/50	1,925		1,341,420
8.75%, 06/02/29	450		434,830
10.00%, 02/07/33†	475		465,684
Sixsigma Networks Mexico SA de CV 144A 7.50%, 05/02/25	375		356,765
Total Play Telecomunicaciones SA de CV 144A
6.38%, 09/20/28	800		427,557
10.50%, 12/31/28	500		404,677
			23,840,067
Morocco: 0.8%
OCP SA 144A
3.75%, 06/23/31	1,125		938,212
4.50%, 10/22/25	750		735,600
5.12%, 06/23/51	950		687,695
6.88%, 04/25/44	725		668,090
			3,029,597
Netherlands: 1.9%
Braskem Netherlands Finance BV 144A
7.25%, 02/13/33	575		545,510
8.50%, 01/12/31	550		559,444
Coruripe Netherlands BV 144A 10.00%, 02/10/27	200		178,856

See Notes to Financial Statements

34

	Par (000’s	)	Value
Netherlands (continued)
Embraer Netherlands Finance BV 144A 7.00%, 07/28/30	$500		$512,075
Greenko Dutch BV 144A 3.85%, 03/29/26	956		893,392
Greenko Dutch BV Reg S 3.85%, 03/29/26	182		170,170
Petrobras Global Finance BV
5.50%, 06/10/51	325		249,300
6.50%, 07/03/33†	500		493,668
Teva Pharmaceutical Finance Netherlands III BV
4.75%, 05/09/27†	1,125		1,077,303
5.12%, 05/09/29†	1,005		952,751
7.88%, 09/15/29	675		709,511
8.12%, 09/15/31†	550		594,224
			6,936,204
Nigeria: 0.9%
Access Bank Plc 144A 6.12%, 09/21/26	600		558,000
EBN Finance Co. BV 144A 7.12%, 02/16/26	450		431,653
Fidelity Bank Plc 144A 7.62%, 10/28/26	500		476,075
First Bank of Nigeria Ltd. Via FBN Finance Co. BV 144A 8.62%, 10/27/25	450		448,209
SEPLAT Energy Plc 144A 7.75%, 04/01/26	900		871,807
United Bank for Africa Plc 144A 6.75%, 11/19/26	500		478,983
			3,264,727
Oman: 1.6%
Bank Muscat SAOG Reg S 4.75%, 03/17/26	700		680,854
Lamar Funding Ltd. 144A 3.96%, 05/07/25	1,375		1,340,364
Mazoon Assets Co. SAOC 144A
5.20%, 11/08/27	700		687,176
5.50%, 02/14/29	675		664,936
OmGrid Funding Ltd. 144A 5.20%, 05/16/27	600		585,457
OQ SAOC 144A 5.12%, 05/06/28	950		922,178
Oztel Holdings SPC Ltd. 144A 6.62%, 04/24/28	975		991,926
			5,872,891
Pakistan: 0.1%
Pakistan Water & Power Development Authority Reg S 7.50%, 06/04/31	650		481,193
Panama: 1.0%
AES Panama Generation Holdings SRL 144A 4.38%, 05/31/30	1,620		1,363,914
	Par (000’s	)	Value
Panama (continued)
Banco General SA 144A 5.25% (US Treasury Yield Curve Rate T 10 Year+3.67%), 5/7/2031(o)	$550		$461,568
Banistmo SA 144A 4.25%, 07/31/27	550		505,805
Empresa de Transmision Electrica SA 144A 5.12%, 05/02/49	700		482,557
Global Bank Corp. 144A 5.25% (ICE LIBOR USD 3 Month+3.30%), 04/16/29	500		453,352
Multibank, Inc. 144A 7.75%, 02/03/28	300		300,795
			3,567,991
Paraguay: 0.2%
Banco Continental SAECA 144A 2.75%, 12/10/25	300		282,210
Frigorifico Concepcion SA 144A 7.70%, 07/21/28	425		371,818
			654,028
Peru: 2.1%
Banco Internacional del Peru SAA Interbank 144A 4.00% (US Treasury Yield Curve Rate T 1 Year+3.71%), 07/08/30	400		384,281
7.62% (US Treasury Yield Curve Rate T 1 Year+3.65%), 01/16/34	425		437,000
Camposol SA 144A 6.00%, 02/03/27	475		372,719
Cia de Minas Buenaventura SAA 144A 5.50%, 07/23/26	725		695,754
InRetail Shopping Malls 144A 5.75%, 04/03/28	525		509,486
Minsur SA 144A 4.50%, 10/28/31†	700		608,774
Peru LNG Srl 144A 5.38%, 03/22/30	1,225		1,046,377
Petroleos del Peru SA 144A
4.75%, 06/19/32	1,425		1,068,597
5.62%, 06/19/47	2,700		1,668,729
San Miguel Industrias PET SA / NG PET R&P Latin America SA 144A 3.50%, 08/02/28	525		448,400
Volcan Cia Minera SAA 144A 4.38%, 02/11/26	475		322,781
			7,562,898
Philippines: 0.1%
Rizal Commercial Banking Corp. Reg S

See Notes to Financial Statements

35

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Philippines (continued)
6.50% (US Treasury Yield Curve Rate T 5 Year+6.24%), 8/27/2025(o) $	400		$392,998
Poland: 0.4%
Canpack SA / Canpack US LLC 144A
3.12%, 11/01/25†	450		432,014
3.88%, 11/15/29	1,150		1,008,936
			1,440,950
Saudi Arabia: 0.2%
Dar Al-Arkan Sukuk Co. Ltd. Reg S 6.88%, 02/26/27	600		595,185
Singapore: 1.6%
Continuum Energy Aura Pte Ltd. 144A 9.50%, 02/24/27	625		630,876
Continuum Energy Levanter Pte Ltd. 144A 4.50%, 02/09/27	679		646,198
GLP Pte Ltd. Reg S 3.88%, 06/04/25	1,450		1,267,445
4.50% (US Treasury Yield Curve Rate T 5 Year+3.73%), 5/17/2026(o)	1,100		530,915
4.60% (US Treasury Yield Curve Rate T 5 Year+3.73%), 6/29/2027(o)	400		189,267
Greenko Solar Mauritius Ltd. 144A 5.95%, 07/29/26	700		674,625
Medco Maple Tree Pte Ltd. 144A 8.96%, 04/27/29	625		640,620
Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	626		620,003
TML Holdings Pte Ltd. Reg S 4.35%, 06/09/26	500		477,541
			5,677,490
South Africa: 1.6%
Eskom Holdings SOC Ltd. 144A
6.35%, 08/10/28	1,400		1,326,073
8.45%, 08/10/28	675		666,130
Eskom Holdings SOC Ltd. Reg S 4.31%, 07/23/27	550		500,156
MTN Mauritius Investments Ltd. 144A 6.50%, 10/13/26	700		699,601
Sasol Financing USA LLC 6.50%, 09/27/28†	1,075		1,021,762
Transnet SOC Ltd. 144A 8.25%, 02/06/28	1,400		1,379,896
			5,593,618
Spain: 0.6%
AES Espana BV 144A
	Par (000’s	)	Value
Spain (continued)
5.70%, 05/04/28	$400		$376,894
AI Candelaria Spain SA 144A 5.75%, 06/15/33	750		580,471
Colombia Telecomunicaciones SA ESP 144A 4.95%, 07/17/30	700		495,082
International Airport Finance SA 144A 12.00%, 03/15/33	509		542,723
			1,995,170
Tanzania: 0.1%
AngloGold Ashanti Holdings Plc 6.50%, 04/15/40	425		417,806
Thailand: 0.6%
Bangkok Bank PCL 144A 3.73% (US Treasury Yield Curve Rate T 5 Year+1.90%), 09/25/34	1,600		1,393,889
Kasikornbank PCL Reg S 3.34% (US Treasury Yield Curve Rate T 5 Year+1.70%), 10/02/31	1,000		924,252
			2,318,141
Trinidad and Tobago: 0.7%
Heritage Petroleum Co. Ltd. 144A 9.00%, 08/12/29	700		735,350
National Gas Co. of Trinidad & Tobago Ltd. 144A 6.05%, 01/15/36	525		476,054
Telecommunications Services of Trinidad & Tobago Ltd. 144A 8.88%, 10/18/29	325		315,294
Trinidad Generation Unlimited 144A 5.25%, 11/04/27	850		825,477
			2,352,175
Turkey: 6.9%
Akbank TAS 144A
6.80%, 02/06/26	825		828,609
6.80% (US Treasury Yield Curve Rate T 5 Year+6.01%), 06/22/31	650		636,584
Anadolu Efes Biracilik Ve Malt Sanayii AS 144A 3.38%, 06/29/28	575		499,146
Arcelik AS Reg S 8.50%, 09/25/28	500		518,550
Aydem Yenilenebilir Enerji AS 144A 7.75%, 02/02/27	900		871,020
Ford Otomotiv Sanayi AS 144A 7.12%, 04/25/29	600		600,714

See Notes to Financial Statements

36

	Par (000’s	)	Value
Turkey (continued)
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS 144A 9.50%, 07/10/36	$495		$457,653
Mersin Uluslararasi Liman Isletmeciligi AS 144A 8.25%, 11/15/28	800		822,848
Pegasus Hava Tasimaciligi AS 144A 9.25%, 04/30/26	550		563,392
QNB Finansbank AS Reg S 10.75% (US Treasury Yield Curve Rate T 5 Year+6.24%), 11/15/33	450		487,645
TAV Havalimanlari Holding AS 144A 8.50%, 12/07/28	575		589,030
TC Ziraat Bankasi AS 144A
5.38%, 03/02/26	800		779,720
8.00%, 01/16/29	600		606,235
9.50%, 08/01/26	750		787,385
Turk Ekonomi Bankasi AS Reg S 9.38% (US Treasury Yield Curve Rate T 5 Year+5.41%), 01/17/34	500		515,587
Turkcell Iletisim Hizmetleri AS 144A
5.75%, 10/15/25	675		669,503
5.80%, 04/11/28	675		646,842
Turkiye Garanti Bankasi AS 144A 8.38% (US Treasury Yield Curve Rate T 5 Year+4.09%), 02/28/34†	650		646,931
Turkiye Ihracat Kredi Bankasi AS 144A
5.75%, 07/06/26	1,050		1,024,084
7.50%, 02/06/28	750		748,905
9.00%, 01/28/27	600		624,738
9.38%, 01/31/26	650		678,694
Turkiye Sinai Kalkinma Bankasi AS 144A
5.88%, 01/14/26	550		542,845
9.38%, 10/19/28	400		426,856
Turkiye Sise ve Cam Fabrikalari AS 144A 6.95%, 03/14/26	975		984,165
Turkiye Vakiflar Bankasi TAO 144A
5.50%, 10/01/26	675		652,049
6.50%, 01/08/26†	1,025		1,022,143
9.00%, 10/12/28	1,000		1,047,647
Turkiye Varlik Fonu Yonetimi AS Reg S 8.25%, 02/14/29	750		759,375
Ulker Biskuvi Sanayi AS 144A 6.95%, 10/30/25†	800		797,636
	Par (000’s	)	Value
Turkey (continued)
Yapi ve Kredi Bankasi AS 144A 7.88% (US Treasury Yield Curve Rate T 5 Year+7.42%), 01/22/31	$700		$699,490
9.25%, 10/16/28	1,000		1,062,290
9.25% (US Treasury Yield Curve Rate T 5 Year+5.28%), 01/17/34	925		948,301
Ziraat Katilim Varlik Kiralama AS Reg S 9.38%, 11/12/26	700		739,382
Zorlu Yenilenebilir Enerji AS 144A 9.00%, 06/01/26	400		393,800
			24,679,794
Ukraine: 0.7%
Kernel Holding SA 144A 6.75%, 10/27/27	400		291,572
Metinvest BV 144A
7.65%, 10/01/27	450		313,875
7.75%, 10/17/29	700		463,155
NAK Naftogaz Ukraine via Kondor Finance Plc 144A 7.62%, 11/08/28	650		399,704
NPC Ukrenergo 144A 6.88%, 11/09/28	1,100		413,655
Ukraine Railways Via Rail Capital Markets Plc Reg S 8.25%, 07/09/26	900		541,281
			2,423,242
United Arab Emirates: 1.8%
Alpha Star Holding VII Ltd. Reg S 7.75%, 04/27/26	700		705,191
Alpha Star Holding VIII Ltd. Reg S 8.38%, 04/12/27	600		612,719
DP World Salaam Reg S 6.00% (US Treasury Yield Curve Rate T 5 Year+5.75%), 10/1/2025(o)	1,950		1,937,042
GEMS Menasa Cayman Ltd. / GEMS Education Delaware LLC 144A 7.12%, 07/31/26	1,250		1,243,260
MAF Global Securities Ltd. Reg S 6.38% (US Treasury Yield Curve Rate T 5 Year+3.54%), 12/20/2025(o)	550		543,775
Shelf Drilling Holdings Ltd. 144A 9.62%, 04/15/29	1,500		1,420,866
			6,462,853
United Kingdom: 3.2%
Allwyn Entertainment Financing UK Plc 144A

See Notes to Financial Statements

37

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United Kingdom (continued)
7.88%, 04/30/29	$850		$870,179
Avianca Midco 2 Plc 144A
9.00%, 12/01/28	425		401,643
9.00%, 12/01/28	1,900		1,795,582
Bidvest Group UK Plc 144A 3.62%, 09/23/26	1,125		1,040,487
Endeavour Mining Plc 144A 5.00%, 10/14/26	675		636,187
IHS Holding Ltd. 144A
5.62%, 11/29/26	675		622,222
6.25%, 11/29/28	750		649,836
Tullow Oil Plc 144A 10.25%, 05/15/26	2,000		1,950,100
Ukraine Railways Via Rail Capital Markets Plc Reg S 7.88%, 07/15/28	200		117,750
Vedanta Resources Finance II Plc 144A 13.88%, 12/09/28	1,386		1,261,680
WE Soda Investments Holding Plc 144A
9.38%, 02/14/31	600		612,316
9.50%, 10/06/28	1,400		1,448,899
			11,406,881
United States: 4.7%
ABRA Global Finance 144A 11.50%, 03/02/28	620		561,594
Azul Secured Finance LLP 144A
10.88%, 05/28/30	350		285,123
11.93%, 08/28/28	550		546,691
Energuate Trust 144A 5.88%, 05/03/27	500		473,143
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 144A 5.38%, 12/30/30	1,000		818,871
Kosmos Energy Ltd. 144A
7.50%, 03/01/28	650		621,435
7.75%, 05/01/27	600		584,815
Mercury Chile Holdco LLC 144A 6.50%, 01/24/27	500		480,730
MGM China Holdings Ltd. 144A
5.25%, 06/18/25	658		648,127
5.88%, 05/15/26	1,100		1,081,150
Mong Duong Finance Holdings BV 144A 5.12%, 05/07/29	876		836,415
Playtika Holding Corp. 144A 4.25%, 03/15/29	800		689,102
Sasol Financing USA LLC
4.38%, 09/18/26†	800		754,080
5.50%, 03/18/31	1,200		998,473
Sasol Financing USA LLC 144A 8.75%, 05/03/29	1,300		1,308,255
	Par (000’s	)	Value
United States (continued)
SierraCol Energy Andina LLC 144A 6.00%, 06/15/28†	$858		$743,434
Stillwater Mining Co. 144A
4.00%, 11/16/26	900		806,274
4.50%, 11/16/29	750		591,473
Wynn Macau Ltd. 144A
5.12%, 12/15/29	575		508,199
5.50%, 01/15/26	1,325		1,286,998
5.50%, 10/01/27†	625		591,608
5.62%, 08/26/28	1,825		1,684,561
			16,900,551
Uruguay: 0.1%
Arcos Dorados BV 144A 6.12%, 05/27/29	450		442,800
Uzbekistan: 0.5%
Ipoteka-Bank ATIB Reg S 5.50%, 11/19/25	400		385,400
National Bank of Uzbekistan Reg S 4.85%, 10/21/25	400		384,976
Uzauto Motors AJ 144A 4.85%, 05/04/26	400		373,600
Uzbekneftegaz JSC 144A 4.75%, 11/16/28	900		755,550
			1,899,526
Zambia: 0.6%
First Quantum Minerals Ltd. 144A 6.88%, 10/15/27	2,075		1,998,050
Total Corporate Bonds (Cost: $366,387,997)			338,176,736

GOVERNMENT OBLIGATIONS: 2.8%
Argentina: 2.1%
Ciudad Autonoma De Buenos Aires 144A 7.50%, 06/01/27	1,250		1,218,781
Provincia de Buenos Aires/ Government Bonds 144A 6.38%, 09/01/37(s)	8,418		3,735,522
Provincia de Cordoba 144A
6.88%, 02/01/29(s)	682		506,331
6.99%, 06/01/27(s)	682		545,761
Provincia de Mendoza 144A 5.75%, 03/19/29(s)	654		529,615
Provincia de Neuquen 144A 6.75%, 04/27/30(s)	475		394,000
Provincia del Chubut 144A 7.75%, 07/26/30(s)	634		570,232
			7,500,242
Turkey: 0.6%
Istanbul Metropolitan Municipality 144A
6.38%, 12/09/25	750		738,328
10.50%, 12/06/28	950		1,019,968

See Notes to Financial Statements

38

	Par (000’s	)	Value
Turkey (continued)
10.75%, 04/12/27	$475		$509,423
			2,267,719
Ukraine: 0.1%
State Agency of Roads of Ukraine 144A 6.25%, 06/24/30	1,000		289,335
Total Government Obligations (Cost: $10,324,479)			10,057,296
Total Investments Before Collateral for Securities Loaned: 97.3% (Cost: $376,712,476)			348,234,032
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.7%
Money Market Fund: 2.7% (Cost: $9,793,937)
State Street Navigator Securities Lending Government Money Market Portfolio	9,793,937	$9,793,937
Total Investments: 100.0% (Cost: $386,506,413)		358,027,969
Other assets less liabilities: 0.0%		2,105
NET ASSETS: 100.0%		$358,030,074

Definitions:

LIBOR	London Interbank Offered Rate
USD	United States Dollar

Footnotes:

(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
^	Zero Coupon Bond
†	Security fully or partially on loan. Total market value of securities on loan is $12,053,662.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $244,120,229, or 68.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	28.7%	$99,836,239
Energy	19.6	68,241,341
Basic Materials	11.9	41,638,334
Industrials	10.2	35,412,224
Utilities	8.0	27,837,813
Consumer Cyclicals	5.1	17,695,515
Technology	4.2	14,480,472
Consumer Non-Cyclicals	3.4	11,837,937
Healthcare	3.3	11,605,522
Government	2.9	10,057,296
Real Estate	2.7	9,591,339
	100.0%	$348,234,032

See Notes to Financial Statements

39

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds
Argentina	$—	$11,975,941	$—	$11,975,941
Austria	—	268,289	—	268,289
Azerbaijan	—	3,855,320	—	3,855,320
Bahrain	—	2,668,905	—	2,668,905
Bermuda	—	1,004,121	—	1,004,121
Brazil	—	24,467,700	—	24,467,700
British Virgin Islands	—	1,861,858	—	1,861,858
Canada	—	5,049,390	—	5,049,390
Cayman Islands	—	17,102,431	—	17,102,431
Chile	—	5,170,813	—	5,170,813
China	—	17,416,092	—	17,416,092
Colombia	—	19,914,422	—	19,914,422
Costa Rica	—	951,564	—	951,564
Cyprus	—	980,655	—	980,655
Czech Republic	—	1,087,347	—	1,087,347
Dominican Republic	—	364,621	—	364,621
France	—	501,925	—	501,925
Georgia	—	1,002,496	—	1,002,496
Ghana	—	848,055	—	848,055
Greece	—	680,154	—	680,154
Guatemala	—	1,786,139	—	1,786,139
Honduras	—	465,263	—	465,263
Hong Kong	—	25,281,717	—	25,281,717
Hungary	—	980,875	—	980,875
India	—	13,104,260	—	13,104,260
Indonesia	—	4,247,817	1,068	4,248,885
Ireland	—	1,516,880	—	1,516,880
Israel	—	10,435,749	—	10,435,749
Kuwait	—	1,200,070	—	1,200,070
Luxembourg	—	9,535,311	—	9,535,311
Macao	—	944,628	—	944,628
Mauritius	—	9,298,034	—	9,298,034
Mexico	—	23,840,067	—	23,840,067
Morocco	—	3,029,597	—	3,029,597
Netherlands	—	6,936,204	—	6,936,204
Nigeria	—	3,264,727	—	3,264,727
Oman	—	5,872,891	—	5,872,891
Pakistan	—	481,193	—	481,193
Panama	—	3,567,991	—	3,567,991
Paraguay	—	654,028	—	654,028
Peru	—	7,562,898	—	7,562,898
Philippines	—	392,998	—	392,998
Poland	—	1,440,950	—	1,440,950
Saudi Arabia	—	595,185	—	595,185
Singapore	—	5,677,490	—	5,677,490
South Africa	—	5,593,618	—	5,593,618
Spain	—	1,995,170	—	1,995,170
Tanzania	—	417,806	—	417,806
Thailand	—	2,318,141	—	2,318,141
Trinidad and Tobago	—	2,352,175	—	2,352,175
Turkey	—	24,679,794	—	24,679,794
Ukraine	—	2,423,242	—	2,423,242
United Arab Emirates	—	6,462,853	—	6,462,853
United Kingdom	—	11,406,881	—	11,406,881
United States	—	16,900,551	—	16,900,551

See Notes to Financial Statements

40

Uruguay	$—	$442,800	$—	$442,800
Uzbekistan	—	1,899,526	—	1,899,526
Zambia	—	1,998,050	—	1,998,050
Government Obligations *	—	10,057,296	—	10,057,296
Money Market Fund	9,793,937	—	—	9,793,937
Total Investments	$9,793,937	$348,232,964	$1,068	$358,027,969

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

41

VANECK FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
CORPORATE BONDS: 98.1%
Australia: 3.1%
Buckeye Partners LP
3.95%, 12/01/26	$30,059		$28,324,433
4.12%, 12/01/27	20,044		18,679,828
5.60%, 10/15/44	15,030		11,607,414
5.85%, 11/15/43	20,050		16,948,265
Port of Newcastle Investments Financing Pty Ltd. 144A 5.90%, 11/24/31 †	15,080		13,753,481
			89,313,421
Canada: 4.3%
Bombardier, Inc. 144A 7.45%, 05/01/34	25,579		28,238,704
Methanex Corp.
5.25%, 12/15/29 †	35,064		33,269,393
5.65%, 12/01/44	15,025		12,728,776
Rogers Communications, Inc. 144A 5.25% (US Treasury Yield Curve Rate T 5 Year+3.59%), 03/15/82 †	37,625		35,815,065
TransAlta Corp. 6.50%, 03/15/40	15,081		14,623,232
			124,675,170
Germany: 1.9%
Dresdner Funding Trust I 144A 8.15%, 06/30/31	50,189		54,214,439
Ireland: 2.7%
Perrigo Finance Unlimited Co.
4.38%, 03/15/26	35,100		33,953,230
4.65%, 06/15/30	37,569		34,458,941
4.90%, 12/15/44	15,235		12,017,299
			80,429,470
Italy: 6.1%
Telecom Italia Capital SA
6.00%, 09/30/34 †	50,120		42,261,217
6.38%, 11/15/33	50,037		44,251,772
7.20%, 07/18/36	50,105		45,433,786
7.72%, 06/04/38	50,109		46,638,821
			178,585,596
United Kingdom: 5.3%
Marks & Spencer Plc 144A 7.12%, 12/01/37	15,035		15,408,170
Standard Chartered Plc 144A 7.01%, 07/30/37 (o)	37,584		38,108,334
Vodafone Group Plc 7.00% (USD Swap Semi 30/360 5 Year+4.87%), 04/04/79	100,229		101,850,310
			155,366,814
United States: 74.7%
Advance Auto Parts, Inc.
1.75%, 10/01/27 †	17,550		15,079,643
3.50%, 03/15/32 †	17,570		14,671,885
3.90%, 04/15/30	25,055		22,378,520
	Par (000’s	)	Value
United States (continued)
5.90%, 03/09/26	$15,030		$14,994,367
5.95%, 03/09/28 †	15,056		14,882,409
Banc of California 3.25% (Term SOFR USD 3 Month+2.52%), 05/01/31	19,295		17,675,378
Bath & Body Works, Inc. 6.95%, 03/01/33	14,269		13,801,904
Brandywine Operating Partnership LP
3.95%, 11/15/27	22,563		20,220,076
4.55%, 10/01/29 †	17,554		15,068,664
8.05%, 03/15/28 †	17,545		17,847,975
Brightsphere Investment Group, Inc. 4.80%, 07/27/26	14,241		13,721,204
Constellation Insurance, Inc. 144A
6.62%, 05/01/31 †	12,584		11,877,933
6.80%, 01/24/30	21,332		20,473,391
Crane NXT Co. 4.20%, 03/15/48	17,620		12,104,940
Crown Cork & Seal Co., Inc. 7.38%, 12/15/26	17,547		18,126,384
Delta Air Lines, Inc. 3.75%, 10/28/29	23,754		21,435,838
4.38%, 04/19/28 †	20,545		19,675,821
Diversified Healthcare Trust 4.75%, 02/15/28	25,090		19,772,382
DPL, Inc. 4.35%, 04/15/29	20,071		18,115,161
Embarq Corp. 8.00%, 06/01/36	60,764		24,913,240
Entegris, Inc. 144A 4.75%, 04/15/29	80,194		75,711,752
EQM Midstream Partners LP
4.12%, 12/01/26	25,061		24,001,188
5.50%, 07/15/28	42,614		41,544,565
6.50%, 07/15/48	27,565		27,219,759
Fluor Corp. 4.25%, 09/15/28	29,594		27,634,590
Frontier Florida LLC 6.86%, 02/01/28 †	15,083		14,312,450
Genting New York LLC / GENNY Capital, Inc. 144A 3.30%, 02/15/26	26,299		25,152,226
Genworth Holdings, Inc. 6.50%, 06/15/34 †	13,159		12,285,504
Global Marine, Inc. 7.00%, 06/01/28	13,073		12,054,740
HB Fuller Co. 4.00%, 02/15/27	15,057		14,350,893
Hillenbrand, Inc. 5.00%, 09/15/26	18,787		18,368,426
Hudson Pacific Properties LP
3.25%, 01/15/30 †	20,068		15,246,060
3.95%, 11/01/27 †	20,070		17,747,327
4.65%, 04/01/29 †	25,087		21,161,443
5.95%, 02/15/28	17,549		16,061,115

See Notes to Financial Statements

42

	Par (000’s	)	Value
United States (continued)
Kohl’s Corp.
4.25%, 07/17/25 †	$17,667		$17,239,565
4.62%, 05/01/31	25,093		20,713,499
5.55%, 07/17/45 †	21,435		14,727,345
Lumen Technologies, Inc. 7.60%, 09/15/39	17,965		5,369,188
Macy’s Retail Holdings LLC
4.30%, 02/15/43 †	12,554		9,941,430
4.50%, 12/15/34 †	18,379		15,682,029
5.12%, 01/15/42 †	12,533		10,563,504
Murphy Oil Corp. 5.88%, 12/01/42	17,019		15,002,954
Navient Corp. 5.62%, 08/01/33	29,780		23,680,970
Newell Brands, Inc.
5.70%, 04/01/26 †	99,462		97,960,019
6.88%, 04/01/36	21,072		18,416,372
7.00%, 04/01/46	33,380		27,116,451
Nordstrom, Inc.
4.00%, 03/15/27	17,553		16,675,599
4.25%, 08/01/31 †	21,310		18,403,121
4.38%, 04/01/30 †	25,036		22,369,004
5.00%, 01/15/44 †	48,405		36,794,455
6.95%, 03/15/28 †	15,049		14,938,480
Oceaneering International, Inc. 6.00%, 02/01/28 †	15,029		14,796,659
Office Properties Income Trust
2.40%, 02/01/27	17,525		8,539,175
2.65%, 06/15/26	15,076		8,602,868
3.45%, 10/15/31	20,019		8,324,952
Qwest Corp. 7.25%, 09/15/25 †	12,533		12,430,543
Resorts World Las Vegas LLC / RWLV Capital, Inc. Reg S
4.62%, 04/16/29	50,254		44,639,663
4.62%, 04/06/31	17,651		14,989,582
Rockies Express Pipeline LLC 144A
3.60%, 05/15/25	18,447		17,891,584
4.80%, 05/15/30	17,550		15,815,739
4.95%, 07/15/29	27,573		25,372,089
6.88%, 04/15/40	25,089		23,868,976
7.50%, 07/15/38	12,533		12,865,716
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28	25,020		23,009,072
7.50%, 10/15/27	15,047		15,683,443
Safeway, Inc. 7.25%, 02/01/31	13,102		13,683,846
Seagate HDD Cayman
4.09%, 06/01/29	24,733		22,527,560
4.12%, 01/15/31	13,813		12,003,505
4.88%, 06/01/27 †	25,332		24,492,753
5.75%, 12/01/34	24,521		23,270,736
Sealed Air Corp. 144A 6.88%, 07/15/33 †	22,591		22,768,539
Service Properties Trust
	Par (000’s	)	Value
United States (continued)
3.95%, 01/15/28	$20,050		$17,123,997
4.38%, 02/15/30	20,036		15,268,003
4.75%, 10/01/26	22,572		20,978,727
4.95%, 02/15/27 †	20,055		18,474,285
4.95%, 10/01/29 †	21,310		17,450,006
5.25%, 02/15/26	17,559		16,905,144
Spirit AeroSystems, Inc.
3.85%, 06/15/26	15,032		14,369,783
4.60%, 06/15/28	35,100		32,379,875
Steelcase, Inc. 5.12%, 01/18/29	22,596		21,163,234
Tenet Healthcare Corp. 6.88%, 11/15/31 †	18,131		18,703,613
Toledo Hospital
4.98%, 11/15/45	13,749		9,411,191
5.33%, 11/15/28 †	16,071		15,113,811
6.01%, 11/15/48 †	20,101		16,192,562
Topaz Solar Farms LLC 144A 5.75%, 09/30/39	26,553		26,313,943
Transocean, Inc.
6.80%, 03/15/38 †	30,531		24,736,555
7.50%, 04/15/31 †	19,829		17,914,905
Travel + Leisure Co.
6.00%, 04/01/27	20,072		19,842,900
6.60%, 10/01/25	17,554		17,667,030
Under Armour, Inc. 3.25%, 06/15/26	30,077		28,345,927
United States Cellular Corp. 6.70%, 12/15/33 †	27,310		26,677,274
United States Steel Corp. 6.65%, 06/01/37	13,757		13,552,274
Valley National Bancorp 3.00% (Term SOFR USD 3 Month+2.36%), 06/15/31	15,091		11,331,676
Vornado Realty LP
2.15%, 06/01/26	20,070		18,227,747
3.40%, 06/01/31	17,573		13,656,945
Walgreen Co. 4.40%, 09/15/42	12,870		10,322,873
Walgreens Boots Alliance, Inc.
3.20%, 04/15/30 †	25,040		21,485,337
3.45%, 06/01/26	72,540		68,597,945
4.10%, 04/15/50 †	34,910		24,567,593
4.50%, 11/18/34 †	15,186		13,073,304
4.65%, 06/01/46 †	15,890		12,821,512
4.80%, 11/18/44 †	36,270		29,337,238
Western Alliance Bancorp 3.00% (Term SOFR USD 3 Month+2.25%), 06/15/31 †	30,079		25,656,485
Xerox Corp.
4.80%, 03/01/35	12,615		8,525,375
6.75%, 12/15/39 †	17,602		13,425,616
XPO CNW, Inc. 6.70%, 05/01/34	14,997		15,269,436
Yum! Brands, Inc. 5.35%, 11/01/43	13,839		12,875,699

See Notes to Financial Statements

43

VANECK FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued) 6.88%, 11/15/37	$16,338		$17,358,999
			2,185,978,957
Total Corporate Bonds (Cost: $3,019,239,929)			2,868,563,867

	Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 5.0%
Money Market Fund: 5.0% (Cost: $147,489,017)
State Street Navigator Securities Lending Government Money Market Portfolio	147,489,017	147,489,017
Total Investments: 103.1% (Cost: $3,166,728,946)		3,016,052,884
Liabilities in excess of other assets: (3.1)%		(89,708,360)
NET ASSETS: 100.0%		$2,926,344,524

Definitions:

SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $180,703,191.
(o)	Perpetual Maturity — the date shown is the next call date

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $463,650,081, or 15.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Cyclicals	22.9%	$656,914,143
Technology	19.7	565,598,514
Energy	12.2	348,645,370
Real Estate	10.7	306,676,891
Industrials	8.7	250,708,070
Financials	8.0	229,025,313
Consumer Non-Cyclicals	7.3	209,297,818
Healthcare	4.9	139,850,646
Basic Materials	4.0	114,796,259
Utilities	1.1	32,738,393
Communications	0.5	14,312,450
	100.0%	$2,868,563,867

See Notes to Financial Statements

44

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$2,868,563,867	$—	$2,868,563,867
Money Market Fund	147,489,017	—	—	147,489,017
Total Investments	$147,489,017	$2,868,563,867	$—	$3,016,052,884

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

45

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
CORPORATE BONDS: 87.8%
Argentina: 0.1%
Genneia SA 144A 8.75%, 09/02/27	$70		$68,285
Australia: 1.2%
Bank of China Ltd. Reg S 0.75%, 09/29/24	200		195,863
China Construction Bank Corp. Reg S 4.50%, 05/31/26	200		196,819
FMG Resources August 2006 Pty Ltd. 144A 6.12%, 04/15/32	300		290,825
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen 144A 5.88% (US Treasury Yield Curve Rate T 5 Year+3.98%), 05/23/42	450		447,493
			1,131,000
Bermuda: 0.4%
Bacardi Ltd. / Bacardi- Martini BV 144A 5.25%, 01/15/29 †	200		194,770
Investment Energy Resources Ltd. 144A 6.25%, 04/26/29	200		191,644
			386,414
Brazil: 1.1%
Banco BTG Pactual SA 144A 2.75%, 01/11/26 †	150		141,381
Klabin Austria GmbH 144A 7.00%, 04/03/49	150		146,278
Klabin Finance SA 144A 4.88%, 09/19/27	140		135,330
Rumo Luxembourg Sarl 144A 5.25%, 01/10/28	200		190,281
Suzano Austria GmbH 144A 5.75%, 07/14/26	50		49,849
Suzano International Finance BV 5.50%, 01/17/27 †	375		370,203
			1,033,322
British Virgin Islands: 0.3%
Amipeace Ltd. Reg S 1.75%, 11/09/26	300		273,967
Canada: 1.5%
Azure Power Solar Energy Private Ltd. 144A 5.65%, 12/24/24	100		97,785
Brookfield Finance, Inc. 2.72%, 04/15/31	250		208,815
Canadian Imperial Bank of Commerce 0.95%, 10/23/25	250		234,002
CDP Financial, Inc. Reg S
	Par (000’s	)	Value
Canada (continued)
1.00%, 05/26/26	$350		$321,598
Liberty Utilities Finance GP 1 144A 2.05%, 09/15/30	200		157,935
TransAlta Corp. 7.75%, 11/15/29	200		204,909
Tucson Electric Power Co. 1.50%, 08/01/30	150		119,750
			1,344,794
Cayman Islands: 1.2%
Adib Sukuk Co. II Ltd. Reg S 5.70%, 11/15/28	200		202,431
Aldar Investment Properties Sukuk Ltd. Reg S 4.88%, 05/24/33	200		190,551
DP World Crescent Ltd. Reg S 5.50%, 09/13/33	350		343,240
Hongkong Land Finance Cayman Islands Co. Ltd. Reg S 2.25%, 07/15/31	200		159,603
Saudi Electricity Global Sukuk Co. 5 Reg S 1.74%, 09/17/25	200		189,494
			1,085,319
Chile: 1.3%
Colbun SA 144A 3.15%, 01/19/32	150		123,569
Interchile SA 144A 4.50%, 06/30/56	350		279,723
Inversiones CMPC SA 144A
4.38%, 04/04/27	250		238,741
6.12%, 06/23/33	200		198,012
Sociedad Quimica y Minera de Chile SA 144A
3.50%, 09/10/51	300		190,055
6.50%, 11/07/33 †	200		200,652
			1,230,752
China: 2.2%
China Construction Bank Corp. Reg S 1.25%, 08/04/25	400		379,015
China Merchants Bank Co. Ltd. Reg S 1.20%, 09/10/25	400		376,509
ICBCIL Finance Co. Ltd. Reg S 6.63% (Term SOFR USD 3 Month+1.05%), 11/20/24	200		200,494
Industrial & Commercial Bank of China Ltd. Reg S 6.39% (SOFR Compound Index+1.04%), 09/16/24	500		500,968
Lenovo Group Ltd. 144A 6.54%, 07/27/32	200		206,892
Midea Investment Development Co. Ltd. Reg S

See Notes to Financial Statements

46

	Par (000’s	)	Value
China (continued)
2.88%, 02/24/27	$200		$185,324
Wuhan Metro Group Co. Ltd. Reg S 2.96%, 09/24/24	200		197,259
			2,046,461
Colombia: 0.1%
Consorcio Transmantaro SA 144A 4.70%, 04/16/34	150		136,368
Denmark: 0.2%
Kommunekredit Reg S 5.12%, 11/01/27	200		200,342
Dominican Republic: 0.1%
UEP Penonome II SA 144A 6.50%, 10/01/38	86		71,395
France: 0.8%
BNP Paribas SA 144A 1.68% (SOFR+0.91%), 06/30/27	300		275,151
Electricite de France SA 144A 3.62%, 10/13/25	450		437,567
			712,718
Georgia: 0.1%
Georgian Railway JSC 144A 4.00%, 06/17/28	100		90,660
Germany: 2.9%
Bank of China Ltd. Reg S 3.12%, 06/16/25	200		194,727
Kreditanstalt fuer Wiederaufbau
0.75%, 09/30/30	550		430,521
1.00%, 10/01/26	1,050		956,001
1.75%, 09/14/29 †	500		428,808
4.38%, 02/28/34	450		435,832
Landesbank Baden- Wuerttemberg Reg S 2.00%, 02/24/25	188		182,507
			2,628,396
Hong Kong: 2.9%
Agricultural Bank of China Ltd. Reg S 2.00%, 03/01/25	500		485,337
Airport Authority Reg S 1.75%, 01/12/27	300		274,844
China Development Bank Reg S 0.62%, 09/09/24	200		196,326
China Water Affairs Group Ltd. Reg S 4.85%, 05/18/26	200		179,446
ICBCIL Finance Co. Ltd. Reg S 2.25%, 11/02/26	200		184,550
Industrial & Commercial Bank of China Ltd. Reg S 2.95%, 06/01/25	200		194,375
Industrial Bank Co. Ltd. Reg S
	Par (000’s	)	Value
Hong Kong (continued)
3.25%, 05/18/25	$200		$195,407
Link Finance Cayman 2009 Ltd. Reg S 2.88%, 07/21/26	200		188,609
MTR Corp. CI Ltd. Reg S 2.50%, 11/02/26	200		187,488
MTR Corp. Ltd. Reg S 1.62%, 08/19/30	400		324,813
Xiaomi Best Time International Ltd. Reg S 4.10%, 07/14/51	100		69,040
Yanlord Land HK Co. Ltd. Reg S 5.12%, 05/20/26	200		161,549
			2,641,784
Hungary: 0.2%
MVM Energetika Zrt Reg S 7.50%, 06/09/28	200		205,988
India: 1.8%
Adani Green Energy Ltd. 144A 4.38%, 09/08/24	250		247,624
Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd. 144A 6.70%, 03/12/42	100		92,295
Adani Renewable Energy RJ Ltd./ Kodangal Solar Parks Pvt Ltd. / Wardha Solar Maharashtra 144A 4.62%, 10/15/39	173		139,849
Indian Railway Finance Corp. Ltd. 144A 3.57%, 01/21/32 †	100		86,062
Indian Railway Finance Corp. Ltd. Reg S 3.83%, 12/13/27	200		187,085
JSW Hydro Energy Ltd. 144A 4.12%, 05/18/31	161		140,628
Power Finance Corp. Ltd. Reg S 3.75%, 12/06/27	200		186,437
REC Ltd. 144A 5.62%, 04/11/28	200		198,590
REC Ltd. Reg S 3.88%, 07/07/27	200		188,357
ReNew Wind Energy AP2 / ReNew Power Pvt Ltd. other 9 Subsidiaries 144A 4.50%, 07/14/28	200		178,383
			1,645,310
Indonesia: 0.6%
Pertamina Geothermal Energy PT 144A 5.15%, 04/27/28	200		196,674

See Notes to Financial Statements

47

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Indonesia (continued)
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 144A 4.85%, 10/14/38	$400		$356,380
			553,054
Ireland: 1.2%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance Plc 144A 6.00%, 06/15/27	200		194,088
Bank of Ireland Group Plc 144A 6.25% (US Treasury Yield Curve Rate T 1 Year+2.65%), 09/16/26	350		350,949
Smurfit Kappa Treasury ULC 144A
5.20%, 01/15/30	300		293,024
5.78%, 04/03/54	300		287,765
			1,125,826
Japan: 3.7%
Central Nippon Expressway Co. Ltd. Reg S 0.89%, 12/10/25	200		185,239
Honda Motor Co. Ltd.
2.27%, 03/10/25	200		194,614
2.97%, 03/10/32	600		516,596
Japan Bank for International Cooperation
1.62%, 01/20/27	200		182,185
4.38%, 10/05/27	250		244,404
Marubeni Corp. Reg S 1.58%, 09/17/26	200		181,429
Norinchukin Bank 144A
1.28%, 09/22/26	450		406,883
2.08%, 09/22/31	200		159,004
NTT Finance Corp. 144A
4.24%, 07/25/25	200		196,658
4.37%, 07/27/27	250		242,397
Renesas Electronics Corp. 144A 1.54%, 11/26/24	150		146,177
Sumitomo Mitsui Financial Group, Inc. 2.47%, 01/14/29	200		175,317
Sumitomo Mitsui Trust Bank Ltd. 144A 1.55%, 03/25/26	375		348,263
Toyota Motor Credit Corp. 2.15%, 02/13/30	200		169,027
			3,348,193
Luxembourg: 2.3%
European Investment Bank
1.62%, 05/13/31	500		407,716
3.75%, 02/14/33	1,300		1,206,268
FS Luxembourg Sarl 144A 8.88%, 02/12/31	200		190,535
	Par (000’s	)	Value
Luxembourg (continued)
Raizen Fuels Finance SA 144A 6.45%, 03/05/34	$300		$299,100
			2,103,619
Macao: 0.8%
Bank of China Ltd. Reg S 6.13% (SOFR Compound Index+0.78%), 04/28/25	500		500,133
China Construction Bank Corp. Reg S 5.86% (SOFR Compound Index+0.50%), 12/21/24	200		199,713
			699,846
Mauritius: 0.9%
Diamond II Ltd. 144A 7.95%, 07/28/26	100		100,233
Greenko Power II Ltd. 144A 4.30%, 12/13/28	90		80,468
Greenko Wind Projects Mauritius Ltd. 144A 5.50%, 04/06/25	250		246,556
India Clean Energy Holdings 144A 4.50%, 04/18/27	100		89,733
India Cleantech Energy 144A 4.70%, 08/10/26	128		119,467
India Green Power Holdings 144A 4.00%, 02/22/27	187		169,189
			805,646
Mexico: 0.4%
Coca-Cola Femsa SAB de CV 1.85%, 09/01/32	250		188,515
Trust Fibra Uno 144A 7.38%, 02/13/34	200		195,878
			384,393
Netherlands: 3.7%
ABN AMRO Bank NV 144A 2.47% (US Treasury Yield Curve Rate T 1 Year+1.10%), 12/13/29	350		302,066
Alcoa Nederland Holding BV 144A 7.12%, 03/15/31	200		202,552
Cooperatieve Rabobank UA 144A 1.00% (US Treasury Yield Curve Rate T 1 Year+0.73%), 09/24/26	350		327,556
1.11% (US Treasury Yield Curve Rate T 1 Year+0.55%), 02/24/27	250		230,002
Greenko Dutch BV 144A 3.85%, 03/29/26	455		425,425
ING Groep NV 144A 1.40% (US Treasury Yield Curve Rate T 1 Year+1.10%), 07/01/26	450		427,156
4.62%, 01/06/26	300		295,089

See Notes to Financial Statements

48

	Par (000’s	)	Value
Netherlands (continued)
Nederlandse Waterschapsbank NV 144A
1.00%, 05/28/30	$100		$79,541
2.38%, 03/24/26	350		332,438
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.50%, 05/11/31	550		449,136
3.40%, 05/01/30	200		177,678
5.00%, 01/15/33	200		189,767
			3,438,406
Norway: 0.6%
Kommunalbanken AS 144A
0.50%, 10/21/24	200		195,480
2.12%, 02/11/25	325		316,417
			511,897
Pakistan: 0.2%
Pakistan Water & Power Development Authority Reg S 7.50%, 06/04/31	200		148,059
Portugal: 0.4%
EDP Finance BV 144A 1.71%, 01/24/28	400		348,730
Qatar: 0.2%
QNB Finance Ltd. Reg S 1.62%, 09/22/25	200		189,125
Saudi Arabia: 0.5%
Saudi Electricity Global Sukuk Co. 5 Reg S 2.41%, 09/17/30	500		419,835
Singapore: 2.0%
Continuum Energy Aura Pte Ltd. 144A 9.50%, 02/24/27	100		100,940
Continuum Energy Levanter Pte Ltd. 144A 4.50%, 02/09/27	170		161,550
Greenko Solar Mauritius Ltd. 144A 5.95%, 07/29/26	300		289,125
Industrial & Commercial Bank of China Ltd. Reg S 1.00%, 10/28/24	450		439,420
5.95% (SOFR Compound Index+0.60%), 10/25/26	800		801,786
Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	78		77,500
			1,870,321
South Africa: 0.2%
Bank of China Ltd. Reg S 1.88%, 02/16/25	200		194,308
South Korea: 5.5%
Export-Import Bank of Korea
2.12%, 01/18/32	550		441,716
5.12%, 01/11/33	200		196,083
	Par (000’s	)	Value
South Korea (continued)
Export-Import Bank of Korea 144A 1.75%, 10/19/28	$250		$216,563
Hyundai Capital Services, Inc. 144A 1.25%, 02/08/26	300		276,794
Kia Corp. 144A
1.75%, 10/16/26	200		182,206
2.38%, 02/14/25	200		194,721
Korea Development Bank 0.75%, 01/25/25	200		193,208
Korea East-West Power Co. Ltd. 144A 3.60%, 05/06/25	200		195,872
Korea Electric Power Corp. 144A
3.62%, 06/14/25	200		195,648
4.88%, 01/31/27	450		443,500
5.38%, 04/06/26	200		199,358
Korea Hydro & Nuclear Power Co. Ltd. 144A 5.00%, 07/18/28	200		197,034
Korea South-East Power Co. Ltd. Reg S 2.12%, 02/03/25	200		194,660
Korea Water Resources Corp. Reg S 3.50%, 04/27/25	200		195,881
LG Chem Ltd. 144A
1.38%, 07/07/26	200		181,418
2.38%, 07/07/31	225		182,319
3.25%, 10/15/24	250		247,025
3.62%, 04/15/29	50		45,719
LG Energy Solution Ltd. 144A
5.62%, 09/25/26	200		198,806
5.75%, 09/25/28	100		100,061
POSCO 144A 4.88%, 01/23/27	150		146,844
SK Hynix, Inc. 144A
2.38%, 01/19/31	250		200,649
6.50%, 01/17/33	200		205,995
SK On Co. Ltd. Reg S 5.38%, 05/11/26	200		198,631
			5,030,711
Spain: 0.6%
Avangrid, Inc.
3.20%, 04/15/25	331		322,805
3.80%, 06/01/29	250		228,154
			550,959
Supranational: 4.0%
European Bank for Reconstruction & Development
1.50%, 02/13/25	100		96,991
1.62%, 09/27/24	500		492,349
European Investment Bank
0.75%, 09/23/30	600		468,950
1.62%, 10/09/29	380		323,132

See Notes to Financial Statements

49

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Supranational (continued)
2.12%, 04/13/26 †	$300		$283,783
2.38%, 05/24/27	650		604,024
European Investment Bank 144A 2.88%, 06/13/25	750		730,183
International Bank for Reconstruction & Development
2.12%, 03/03/25	280		272,679
3.12%, 11/20/25	75		72,652
International Finance Corp. 2.12%, 04/07/26	344		325,386
			3,670,129
Sweden: 0.3%
Swedbank AB 144A 1.54%, 11/16/26	350		318,104
Turkey: 0.2%
Aydem Yenilenebilir Enerji AS 144A 7.75%, 02/02/27	200		193,560
United Arab Emirates: 1.7%
Emirates NBD Bank PJSC Reg S 5.88%, 10/11/28	200		204,344
Industrial & Commercial Bank of China Ltd. Reg S 6.28% (SOFR Compound Index+0.93%), 01/19/26	400		402,816
MAF Sukuk Ltd. Reg S
3.93%, 02/28/30	200		183,525
4.64%, 05/14/29	200		192,353
Masdar Abu Dhabi Future Energy Co. Reg S 4.88%, 07/25/33	200		191,026
MDGH GMTN RSC Ltd. 144A 5.88%, 05/01/34	200		205,525
Sweihan PV Power Co. PJSC 144A 3.62%, 01/31/49	190		149,988
			1,529,577
United Kingdom: 2.0%
Atlantica Sustainable Infrastructure Plc 144A 4.12%, 06/15/28	200		181,290
Brookfield Finance I UK Plc / Brookfield Finance, Inc. 2.34%, 01/30/32	150		118,692
China Construction Bank Corp. Reg S 3.12%, 05/17/25	350		340,893
China Merchants Bank Co. Ltd. Reg S 6.01% (SOFR Compound Index+0.65%), 06/13/26	200		200,609
Niagara Mohawk Power Corp. 144A 1.96%, 06/27/30	300		244,186
	Par (000’s	)	Value
United Kingdom (continued)
Shanghai Pudong Development Bank Co. Ltd./London Reg S 3.25%, 07/14/25	$200		$194,420
Swire Properties MTN Financing Ltd. Reg S 3.50%, 01/10/28	200		186,271
Vmed O2 UK Financing I Plc 144A 4.75%, 07/15/31	450		375,983
			1,842,344
United States: 37.4%
AES Andes SA 144A 6.35% (US Treasury Yield Curve Rate T 5 Year+4.92%), 10/07/79	200		194,899
AES Corp.
1.38%, 01/15/26	350		324,229
2.45%, 01/15/31	355		285,764
5.45%, 06/01/28	200		196,996
Alexandria Real Estate Equities, Inc.
2.00%, 05/18/32	350		267,162
2.95%, 03/15/34	311		245,459
3.80%, 04/15/26	150		144,805
Aligned Data Centers Issuer LLC 144A 1.94%, 08/15/46	388		352,773
American Homes 4 Rent LP 5.50%, 02/01/34	200		192,922
Amgen, Inc. 3.00%, 02/22/29	250		226,401
Apple, Inc. 3.00%, 06/20/27	300		282,372
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance Plc 144A
3.25%, 09/01/28	200		173,458
4.00%, 09/01/29 †	305		251,698
Arizona Public Service Co. 2.65%, 09/15/50	200		113,088
AvalonBay Communities, Inc.
1.90%, 12/01/28	100		86,278
2.05%, 01/15/32 †	250		199,861
Bank of America Corp. 2.46% (Term SOFR USD 3 Month+1.13%), 10/22/25	650		639,462
Bank of China Ltd. Reg S 4.62%, 06/26/26	300		294,914
Boston Properties LP
2.45%, 10/01/33	400		289,969
3.40%, 06/21/29 †	225		197,021
4.50%, 12/01/28	575		536,306
6.50%, 01/15/34	300		300,013
CenterPoint Energy Houston Electric LLC 5.30%, 04/01/53	100		94,136

See Notes to Financial Statements

50

	Par (000’s	)	Value
United States (continued)
Clearway Energy Operating LLC 144A
3.75%, 02/15/31	$350		$296,303
4.75%, 03/15/28	275		259,405
Comcast Corp. 4.65%, 02/15/33	300		283,920
Constellation Energy Generation LLC 5.75%, 03/15/54	300		282,527
Dana, Inc. 4.25%, 09/01/30	125		108,435
Deutsche Bank AG 1.69%, 03/19/26	300		279,472
Dominion Energy, Inc. 2.25%, 08/15/31	250		199,235
DTE Electric Co.
1.90%, 04/01/28	150		132,429
3.25%, 04/01/51	200		132,101
3.95%, 03/01/49	290		224,436
Duke Energy Carolinas LLC 3.95%, 11/15/28 †	450		426,165
Duke Energy Progress LLC 3.45%, 03/15/29	300		276,575
Equinix, Inc.
1.00%, 09/15/25	300		280,724
2.50%, 05/15/31	400		326,292
3.90%, 04/15/32	350		309,658
ERP Operating LP 4.15%, 12/01/28	200		190,537
Evergy Kansas Central, Inc. 2.55%, 07/01/26	100		94,184
Fannie Mae-Aces
1.44%, 10/25/29	300		246,205
2.44%, 10/25/29	37		32,436
2.52%, 08/25/29	235		206,978
2.64%, 07/25/24	69		68,110
2.82%, 02/25/27	203		191,297
2.94%, 06/25/29	8		7,497
3.00%, 01/25/28	371		344,999
3.06%, 09/25/27	246		230,039
3.13%, 03/25/28	204		189,887
3.17%, 03/25/28	378		351,818
3.17%, 02/25/30	319		288,390
3.20%, 11/25/27	13		11,951
3.41%, 06/25/28	316		295,715
3.67%, 09/25/28	488		458,912
3.86%, 09/25/30	89		82,495
Federal Realty OP LP 1.25%, 02/15/26	100		92,533
Fifth Third Bancorp 1.71% (SOFR+0.69%), 11/01/27	200		180,798
Ford Motor Co.
3.25%, 02/12/32	1,150		926,671
6.10%, 08/19/32	250		245,324
Freddie Mac Multifamily Structured Pass Through Certificates
	Par (000’s	)	Value
United States (continued)
1.30%, 06/25/30	$30		$24,162
1.49%, 11/25/30	400		321,534
2.88%, 04/25/26	285		272,804
General Motors Co.
5.40%, 10/15/29	150		147,612
5.60%, 10/15/32 †	550		540,683
Hanwha Q Cells Americas Holdings Corp. 144A 5.00%, 07/27/28	200		196,385
HAT Holdings I LLC / HAT Holdings II LLC 144A 6.00%, 04/15/25 †	150		149,372
Healthpeak OP LLC
1.35%, 02/01/27	200		179,275
2.12%, 12/01/28 †	100		86,633
Host Hotels & Resorts LP
2.90%, 12/15/31	250		203,493
3.38%, 12/15/29	100		87,332
Hyundai Capital America 144A 5.80%, 06/26/25	200		199,828
Interstate Power & Light Co.
3.50%, 09/30/49	300		205,571
4.10%, 09/26/28	350		331,279
Jabil, Inc. 4.25%, 05/15/27	200		191,766
Johnson Controls International plc / Tyco Fire & Security Finance SCA 1.75%, 09/15/30	200		161,303
JPMorgan Chase & Co. 0.77% (SOFR+0.49%), 08/09/25	500		492,818
6.07% (SOFR+1.33%), 10/22/27	500		505,975
Kaiser Foundation Hospitals
2.81%, 06/01/41	500		351,053
3.15%, 05/01/27	80		75,514
Kilroy Realty LP
2.50%, 11/15/32	50		36,599
2.65%, 11/15/33	150		107,333
4.75%, 12/15/28	100		94,000
Leeward Renewable Energy Operations LLC 144A 4.25%, 07/01/29	100		82,872
LYB International Finance III LLC 5.62%, 05/15/33	150		149,062
Massachusetts Institute of Technology 3.96%, 07/01/38	200		176,276
Metropolitan Life Global Funding I 144A 0.95%, 07/02/25	300		284,495
MidAmerican Energy Co.
2.70%, 08/01/52	200		116,813
3.10%, 05/01/27	425		399,320
3.15%, 04/15/50	200		130,583

See Notes to Financial Statements

51

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
3.65%, 04/15/29	$150		$139,345
3.65%, 08/01/48	400		291,979
3.95%, 08/01/47	175		133,698
4.25%, 07/15/49	275		221,619
5.35%, 01/15/34	300		299,574
Nature Conservancy/The 3.96%, 03/01/52	100		77,914
New York State Electric & Gas Corp. 144A
2.15%, 10/01/31	200		155,777
5.85%, 08/15/33	200		200,698
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/28	425		369,629
NiSource, Inc. 5.00%, 06/15/52	100		86,563
Northern States Power Co.
2.25%, 04/01/31	150		123,120
2.60%, 06/01/51	250		144,835
2.90%, 03/01/50	250		156,524
3.20%, 04/01/52	200		130,199
5.40%, 03/15/54	200		189,856
NSTAR Electric Co. 3.25%, 05/15/29	225		205,328
Oncor Electric Delivery Co. LLC 4.15%, 06/01/32	100		91,495
Owens Corning 3.95%, 08/15/29 †	125		116,289
PacifiCorp
2.90%, 06/15/52	250		141,446
5.35%, 12/01/53	200		174,808
5.50%, 05/15/54 †	450		402,434
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 144A 4.50%, 08/15/28	250		223,810
PepsiCo, Inc.
2.88%, 10/15/49	250		161,681
3.90%, 07/18/32	500		458,167
PG&E Recovery Funding LLC 5.54%, 07/15/47	350		341,791
Piedmont Operating Partnership LP 3.15%, 08/15/30	150		115,911
PNC Financial Services Group, Inc. 2.20%, 11/01/24	160		157,314
4.76% (SOFR Compound Index+1.08%), 01/26/27	400		394,218
Prologis LP
1.25%, 10/15/30 †	275		214,103
1.75%, 02/01/31	200		159,050
Public Service Co. of Colorado
3.20%, 03/01/50	250		160,668
3.70%, 06/15/28	200		188,160
4.10%, 06/15/48	110		82,662
	Par (000’s	)	Value
United States (continued)
Public Service Co. of Oklahoma
2.20%, 08/15/31	$200		$159,334
3.15%, 08/15/51	250		156,723
Public Service Electric and Gas Co.
3.10%, 03/15/32	250		213,025
4.65%, 03/15/33	200		188,825
RWE Finance US LLC 144A 5.88%, 04/16/34	400		392,561
San Diego Gas & Electric Co. 4.95%, 08/15/28	200		197,157
SCE Recovery Funding LLC
4.70%, 06/15/40	145		136,164
5.11%, 12/15/47	200		185,854
Seattle Children’s Hospital 2.72%, 10/01/50	150		92,832
SK Battery America, Inc. Reg S 2.12%, 01/26/26	415		383,638
SLG Office Trust 2021-OVA 144A 2.59%, 07/15/41	600		480,272
Sonoco Products Co. 2.85%, 02/01/32	400		329,213
Southern Power Co. 4.15%, 12/01/25	350		342,138
Southwestern Public Service Co. 3.15%, 05/01/50	250		156,026
Sunnova Energy Corp. 144A 5.88%, 09/01/26	200		124,579
UDR, Inc. 1.90%, 03/15/33	175		129,284
Union Electric Co. 2.62%, 03/15/51	200		116,616
Vena Energy Capital Pte Ltd. Reg S 3.13%, 02/26/25	200		194,804
Verizon Communications, Inc.
1.50%, 09/18/30	300		239,027
2.85%, 09/03/41	900		614,112
3.88%, 03/01/52 †	300		221,619
5.50%, 02/23/54	500		475,181
Vornado Realty LP 3.40%, 06/01/31	150		116,573
Welltower OP LLC
2.70%, 02/15/27	250		232,280
3.85%, 06/15/32	100		88,109
Wisconsin Electric Power Co. 4.75%, 09/30/32	250		238,682
Wisconsin Power and Light Co. 1.95%, 09/16/31	200		158,023
ZF North America Capital, Inc. 144A 6.75%, 04/23/30	300		300,896

See Notes to Financial Statements

52

	Par (000’s	)	Value
United States (continued)
6.88%, 04/14/28	$200		$201,547
7.12%, 04/14/30	200		204,699
			34,326,642
Total Corporate Bonds (Cost: $88,138,034)			80,536,559

GOVERNMENT OBLIGATIONS: 10.1%
Cayman Islands: 2.6%
Gaci First Investment Co. Reg S
4.75%, 02/14/30	200		191,512
4.88%, 02/14/35	300		276,920
5.00%, 10/13/27	600		590,738
5.12%, 02/14/53	250		206,240
5.25%, 10/13/32	850		833,008
5.38%, 10/13/22	300		246,083
			2,344,501
Chile: 1.0%
Chile Government International Bond
2.55%, 01/27/32	350		287,010
3.50%, 01/25/50	850		586,324
			873,334
China: 0.3%
New Development Bank Reg S 5.12%, 04/26/26	300		296,243
Egypt: 0.0%
Egypt Government International Bond 144A 5.25%, 10/06/25	50		47,497
Hong Kong: 2.6%
Hong Kong Government International Bond 144A
0.62%, 02/02/26	200		185,057
2.38%, 02/02/51	200		119,421
4.00%, 06/07/28	200		194,204
4.00%, 06/07/33	700		659,620
4.25%, 06/07/26	200		196,568
4.50%, 01/11/28	450		444,900
4.62%, 01/11/33	300		296,499
Hong Kong Government International Bond Reg S 1.75%, 11/24/31	400		325,668
			2,421,937
Indonesia: 1.4%
Perusahaan Penerbit SBSN Indonesia III 144A
2.30%, 06/23/25	350		336,840
3.55%, 06/09/51	275		193,778
3.90%, 08/20/24	250		248,828
4.70%, 06/06/32	500		474,031
			1,253,477
Israel: 0.6%
Israel Government International Bond
	Par (000’s	)	Value
Israel (continued)
4.50%, 01/17/33	$600		$537,477
Japan: 0.2%
Japan Finance Organization for Municipalities 144A 1.50%, 01/27/25	200		194,090
Saudi Arabia: 0.3%
Arab Petroleum Investments Corp. 144A 1.48%, 10/06/26	300		273,110
Supranational: 0.9%
Asian Development Bank
1.75%, 08/14/26	275		255,713
2.12%, 03/19/25	150		145,811
2.38%, 08/10/27	150		138,604
3.12%, 09/26/28	100		93,249
Central American Bank for Economic Integration Reg S 6.42% (Term SOFR USD 3 Month+1.11%), 11/15/24	200		200,186
			833,563
Turkey: 0.2%
Istanbul Metropolitan Municipality 144A 10.50%, 12/06/28	200		214,730
Total Government Obligations (Cost: $10,188,885)			9,289,959

MUNICIPAL BONDS: 0.7%
United States: 0.7%
Commonwealth of Massachusetts (GO) 3.28%, 06/01/46	150		114,714
District of Columbia Water & Sewer Authority (RB) 4.81%, 10/01/14	170		145,561
Metropolitan Transportation Authority (RB) 5.17%, 11/15/49	200		198,006
Tennessee Valley Authority 1.50%, 09/15/31 †	200		160,164
Total Municipal Bonds (Cost: $820,527)			618,445

	Number of Shares
PREFERRED SECURITIES: 0.2% (Cost: $173,320)
Canada: 0.2%
Brookfield Finance, Inc. (USD)4.62%, 10/16/80 †	7,000		119,490

Total Investments Before Collateral for Securities Loaned: 98.8% (Cost: $99,320,766)			90,564,453

See Notes to Financial Statements

53

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.7%
Money Market Fund: 1.7% (Cost: $1,573,215)

	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio	1,573,215	$1,573,215
Total Investments: 100.5% (Cost: $100,893,981)		92,137,668
Liabilities in excess of other assets: (0.5)%		(417,552)
NET ASSETS: 100.0%		$91,720,116

Definitions:

GO	General Obligation
RB	Revenue Bond
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $3,184,026.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $29,239,911, or 31.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	34.1%	$30,855,305
Utilities	22.1	20,057,962
Government	10.8	9,748,240
Real Estate	7.3	6,571,195
Basic Materials	5.3	4,802,995
Consumer Cyclicals	5.0	4,553,301
Technology	4.9	4,392,386
Mortgage Securities	4.4	3,978,003
Industrials	2.4	2,175,512
Consumer Non-Cyclicals	1.4	1,302,232
Energy	1.2	1,127,332
Healthcare	0.8	745,800
Academic & Educational Services	0.2	176,276
Institutions, Associations & Organizations	0.1	77,914
	100.0%	$90,564,453

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$80,536,559	$—	$80,536,559
Government Obligations *	—	9,289,959	—	9,289,959
Municipal Bonds *	—	618,445	—	618,445
Preferred Securities *	119,490	—	—	119,490
Money Market Fund	1,573,215	—	—	1,573,215
Total Investments	$1,692,705	$90,444,963	$—	$92,137,668

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

54

VANECK IG FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
FLOATING RATE NOTES: 98.6%
Australia: 10.4%
Australia & New Zealand Banking Group Ltd. 144A 5.91% (SOFR+0.56%), 03/18/26	$11,650		$11,672,126
6.10% (SOFR+0.75%), 07/03/25 †	5,665		5,688,745
6.16% (SOFR+0.81%), 01/18/27	29,500		29,730,223
Commonwealth Bank of Australia 144A 5.75% (SOFR+0.40%), 07/07/25	8,157		8,165,322
5.88% (SOFR+0.52%), 06/15/26	20,679		20,690,861
5.99% (SOFR+0.63%), 09/12/25	6,650		6,673,438
6.10% (SOFR+0.74%), 03/14/25	3,550		3,565,398
6.11% (SOFR+0.75%), 03/13/26	5,525		5,554,990
Macquarie Bank Ltd. 144A 6.67% (SOFR+1.31%), 03/21/25	2,900		2,926,154
Macquarie Group Ltd. 144A 6.27% (SOFR+0.92%), 09/23/27	13,500		13,506,736
National Australia Bank Ltd. 144A 5.73% (SOFR+0.38%), 01/12/25	2,925		2,927,663
6.00% (SOFR+0.65%), 01/12/27	21,275		21,341,666
6.01% (SOFR+0.65%), 12/10/25	2,992		3,004,582
6.11% (SOFR+0.76%), 05/13/25	4,250		4,265,608
6.22% (SOFR+0.86%), 06/09/25	3,675		3,695,487
Westpac Banking Corp. 5.66% (SOFR+0.30%), 11/18/24	4,076		4,077,182
6.07% (SOFR+0.72%), 11/17/25	5,700		5,722,328
6.36% (SOFR+1.00%), 08/26/25	6,250		6,304,067
			159,512,576
Canada: 2.6%
Bank of Montreal 6.51% (SOFR Compound Index+1.16%), 12/11/26	5,000		5,067,373
Canadian Imperial Bank of Commerce 6.29% (SOFR Compound Index+0.94%), 04/07/25	3,611		3,631,475
Royal Bank of Canada 6.06% (SOFR Compound Index+0.71%), 01/21/27	5,000		5,026,904
	Par (000’s	)	Value
Canada (continued)
6.30% (SOFR Compound Index+0.95%), 01/19/27	$20,350		$20,538,634
Toronto-Dominion Bank 6.08% (SOFR+0.73%), 04/05/27	5,000		5,004,075
TransCanada PipeLines Ltd. 6.87% (SOFR Compound Index+1.52%), 03/09/26	350		350,351
			39,618,812
Finland: 1.3%
Nordea Bank Abp 144A 6.09% (SOFR+0.74%), 03/19/27	20,150		20,208,762
France: 3.3%
Banque Federative du Credit Mutuel SA 144A 5.76% (SOFR Compound Index+0.41%), 02/04/25	3,847		3,847,995
BPCE SA 144A 7.33% (SOFR Compound Index+1.98%), 10/19/27	5,000		5,094,737
Credit Agricole SA 144A 6.22% (SOFR+0.87%), 03/11/27	24,150		24,245,899
6.64% (SOFR+1.29%), 07/05/26	5,575		5,654,760
Societe Generale SA 144A 6.40% (SOFR+1.05%), 01/21/26	8,680		8,691,258
7.01% (SOFR+1.66%), 01/19/28	3,000		3,028,295
			50,562,944
Japan: 4.3%
Mitsubishi UFJ Financial Group, Inc. 6.29% (SOFR+0.94%), 02/20/26	6,936		6,955,880
Mizuho Financial Group, Inc. 6.32% (SOFR+0.96%), 05/22/26	20,050		20,143,529
Sumitomo Mitsui Financial Group, Inc. 6.23% (SOFR+0.88%), 01/14/27	20,620		20,778,797
Sumitomo Mitsui Trust Bank Ltd. 144A 6.48% (SOFR+1.12%), 03/09/26	5,550		5,605,433
6.51% (SOFR+1.15%), 09/14/26	13,100		13,260,329
			66,743,968
Netherlands: 3.1%
ABN AMRO Bank NV 144A 7.14% (SOFR Compound Index+1.78%), 09/18/27	20,225		20,487,094
ING Groep NV 6.92% (SOFR+1.56%), 09/11/27	21,700		22,023,460

See Notes to Financial Statements

55

VANECK IG FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Netherlands (continued)
7.01% (SOFR Compound Index+1.64%), 03/28/26	$5,735		$5,781,445
			48,291,999
Singapore: 0.6%
DBS Group Holdings Ltd. 144A 5.97% (SOFR+0.61%), 09/12/25	8,125		8,153,133
Pepsico Singapore Financing I Pte Ltd. 5.91% (SOFR Compound Index+0.56%), 02/16/27	1,625		1,626,517
			9,779,650
South Korea: 1.2%
Korea National Oil Corp. 144A 6.19% (SOFR+0.83%), 04/03/27	10,000		10,058,500
6.43% (SOFR+1.08%), 11/14/26	8,750		8,882,904
			18,941,404
Spain: 0.2%
Banco Santander SA 6.73% (SOFR+1.38%), 03/14/28	3,000		3,019,974
Sweden: 1.4%
Svenska Handelsbanken AB 144A 6.61% (SOFR+1.25%), 06/15/26	20,384		20,687,799
Switzerland: 0.5%
UBS Group AG 144A 6.93% (SOFR+1.58%), 05/12/26	7,669		7,734,652
United Kingdom: 8.7%
ANZ New Zealand Int’l Ltd. 144A 5.96% (SOFR+0.60%), 02/18/25	2,775		2,781,356
Barclays Plc 6.84% (SOFR+1.49%), 03/12/28	22,375		22,577,622
HSBC Holdings Plc 6.92% (SOFR+1.57%), 08/14/27	30,030		30,567,782
6.96% (Term SOFR USD 3 Month+1.64%), 09/12/26	13,742		13,885,275
Lloyds Banking Group Plc 6.91% (SOFR Compound Index+1.56%), 08/07/27	20,050		20,334,075
NatWest Group Plc 6.61% (SOFR+1.25%), 03/01/28	3,500		3,522,800
NatWest Markets Plc 144A 6.81% (SOFR+1.45%), 03/22/25	2,655		2,677,006
Standard Chartered Plc 144A
	Par (000’s	)	Value
United Kingdom (continued)
6.29% (SOFR+0.93%), 11/23/25	$5,550		$5,551,562
7.11% (SOFR+1.74%), 03/30/26	5,668		5,711,895
7.28% (SOFR+1.93%), 07/06/27	20,600		20,963,854
UBS AG 6.29% (SOFR+0.93%), 09/11/25	5,725		5,764,791
			134,338,018
United States: 61.0%
American Express Co. 6.00% (SOFR Compound Index+0.65%), 11/04/26	18,930		18,986,210
6.10% (SOFR+0.75%), 04/23/27	10,000		10,019,078
6.29% (SOFR Compound Index+0.93%), 03/04/25	2,745		2,765,761
6.33% (SOFR Compound Index+0.97%), 07/28/27	563		566,294
6.35% (SOFR Compound Index+1.00%), 02/16/28	13,000		13,067,881
6.71% (SOFR Compound Index+1.35%), 10/30/26	1,350		1,366,369
American Honda Finance Corp. 5.95% (SOFR+0.60%), 08/14/25	4,450		4,458,914
6.06% (SOFR+0.71%), 01/09/26	5,000		5,021,647
6.12% (SOFR+0.77%), 03/12/27	1,063		1,069,430
6.13% (SOFR Compound Index+0.78%), 04/23/25	7,950		7,983,563
6.14% (SOFR Compound Index+0.79%), 10/03/25	318		319,543
6.27% (SOFR+0.92%), 01/12/26	300		302,305
Athene Global Funding 144A 6.07% (SOFR Compound Index+0.71%), 01/07/25	6,000		6,007,212
6.56% (SOFR Compound Index+1.21%), 03/25/27	4,000		4,008,968
Bank of America Corp. 6.40% (SOFR+1.05%), 02/04/28	25,590		25,783,938
6.71% (SOFR+1.35%), 09/15/27	19,000		19,271,479
Bank of America NA 6.38% (SOFR+1.02%), 08/18/26	22,825		23,151,305
Bank of New York Mellon 5.80% (SOFR+0.45%), 03/13/26	5,825		5,832,606
BMW US Capital LLC 144A 5.97% (SOFR Compound Index+0.62%), 08/11/25	6,998		7,020,893
6.20% (SOFR Compound Index+0.84%), 04/01/25	100		100,501

See Notes to Financial Statements

56

	Par (000’s	)	Value
United States (continued)
Bristol-Myers Squibb Co. 5.84% (SOFR+0.49%), 02/20/26	$5,825		$5,847,125
Capital One Financial Corp. 6.70% (SOFR+1.35%), 05/09/25	1,150		1,150,145
Caterpillar Financial Services Corp. 5.80% (SOFR+0.46%), 08/11/25	150		150,477
5.81% (SOFR+0.46%), 02/27/26	7,100		7,119,247
5.87% (SOFR+0.52%), 06/13/25	950		953,572
Charles Schwab Corp. 5.87% (SOFR Compound Index+0.52%), 05/13/26	5,733		5,728,425
6.41% (SOFR Compound Index+1.05%), 03/03/27	20,837		21,021,558
Citigroup, Inc. 6.02% (SOFR+0.67%), 05/01/25	2,944		2,944,646
6.14% (Term SOFR USD 3 Month+0.81%), 08/25/36	25,308		21,723,064
6.64% (SOFR+1.28%), 02/24/28	22,303		22,561,663
6.81% (Term SOFR USD 3 Month+1.51%), 07/01/26	24,531		24,811,277
Cooperatieve Rabobank UA 6.05% (SOFR Compound Index+0.70%), 07/18/25	7,575		7,608,311
6.06% (SOFR Compound Index+0.71%), 01/09/26	8,725		8,769,439
6.06% (SOFR Compound Index+0.71%), 03/05/27	24,750		24,825,007
Corebridge Global Funding 144A 6.65% (SOFR+1.30%), 09/25/26	7,800		7,847,449
Daimler Truck Finance North America LLC 144A 6.10% (SOFR+0.75%), 12/13/24	325		325,790
Ford Motor Credit Co. LLC 8.30% (SOFR+2.95%), 03/06/26	400		413,345
GA Global Funding Trust 144A 6.71% (SOFR+1.36%), 04/11/25	55		55,289
General Electric Co. 5.91% (Term SOFR USD 3 Month+0.64%), 05/05/26	10,171		10,197,687
General Motors Financial Co., Inc. 6.39% (SOFR+1.04%), 02/26/27	300		300,059
6.65% (SOFR Compound Index+1.30%), 04/07/25	860		867,669
	Par (000’s	)	Value
United States (continued)
6.70% (SOFR Compound Index+1.35%), 05/08/27	$15,750		$15,886,965
Georgia Power Co. 6.10% (SOFR Compound Index+0.75%), 05/08/25	3,937		3,952,865
Glencore Funding LLC 144A 6.41% (SOFR Compound Index+1.06%), 04/04/27	6,250		6,256,016
Goldman Sachs Bank USA 6.12% (SOFR+0.77%), 03/18/27	32,000		32,036,057
Goldman Sachs Group, Inc. 6.42% (SOFR+1.06%), 08/10/26	20,418		20,513,113
6.74% (Term SOFR USD 3 Month+1.43%), 05/15/26	28,331		28,586,925
7.34% (Term SOFR USD 3 Month+2.01%), 10/28/27	28,549		29,471,333
Hartford Financial Services Group, Inc. 144A 7.69% (Term SOFR USD 3 Month+2.39%), 02/12/47	19,983		17,761,663
HSBC USA, Inc. 6.32% (SOFR+0.96%), 03/04/27	10,175		10,235,087
Hyundai Capital America 144A 6.39% (SOFR+1.04%), 03/19/27	12,500		12,533,230
6.50% (SOFR+1.15%), 08/04/25	5,675		5,704,636
6.67% (SOFR+1.32%), 11/03/25	450		453,216
6.85% (SOFR+1.50%), 01/08/27	1,575		1,598,317
John Deere Capital Corp. 5.79% (SOFR+0.44%), 03/06/26	5,600		5,616,972
5.83% (SOFR+0.48%), 10/22/25	11,000		11,025,808
5.85% (SOFR+0.50%), 07/03/25	4,810		4,826,110
5.91% (SOFR+0.56%), 03/07/25	200		200,645
5.92% (SOFR+0.57%), 03/03/26	310		311,577
6.14% (SOFR Compound Index+0.79%), 06/08/26	2,262		2,283,512
JPMorgan Chase & Co. 5.89% (SOFR+0.54%), 06/01/25	2,725		2,726,130
5.94% (SOFR+0.58%), 06/23/25	2,725		2,727,218
6.13% (SOFR+0.77%), 09/22/27 †	19,275		19,284,053
6.24% (SOFR+0.89%), 04/22/27 †	19,189		19,257,388
6.28% (SOFR+0.92%), 02/24/26	8,561		8,609,792

See Notes to Financial Statements

57

VANECK IG FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
6.33% (SOFR+0.97%), 06/14/25	$2,723		$2,726,076
6.54% (SOFR+1.18%), 02/24/28	32,983		33,324,874
6.55% (SOFR+1.20%), 01/23/28	22,750		23,018,878
6.67% (SOFR+1.32%), 04/26/26	5,727		5,779,014
JPMorgan Chase Bank NA 6.36% (SOFR+1.00%), 12/08/26	18,250		18,487,134
Keurig Dr Pepper, Inc. 6.24% (SOFR Compound Index+0.88%), 03/15/27	5,500		5,540,038
MassMutual Global Funding II 144A 6.13% (SOFR+0.77%), 01/29/27	250		251,071
6.33% (SOFR+0.98%), 07/10/26	20,275		20,462,792
Mercedes-Benz Finance North America LLC 144A 6.02% (SOFR+0.67%), 01/09/26	7,500		7,530,127
6.28% (SOFR+0.93%), 03/30/25	272		273,546
Metropolitan Life Global Funding I 144A 6.26% (SOFR Compound Index+0.91%), 03/21/25	5,000		5,026,343
Morgan Stanley 6.31% (SOFR+0.95%), 02/18/26	8,809		8,852,400
Morgan Stanley Bank NA 6.13% (SOFR+0.78%), 07/16/25	4,350		4,372,587
6.43% (SOFR+1.08%), 01/14/28	14,500		14,618,918
National Rural Utilities Cooperative Finance Corp. 6.05% (SOFR+0.70%), 05/07/25	500		502,233
6.15% (SOFR+0.80%), 02/05/27	7,500		7,535,172
New York Life Global Funding 144A 5.83% (SOFR+0.48%), 06/09/26	150		149,792
5.93% (SOFR Compound Index+0.58%), 01/16/26	6,800		6,820,702
5.96% (SOFR Compound Index+0.61%), 04/21/25	5,000		5,017,854
6.02% (SOFR+0.67%), 04/02/27	16,250		16,296,638
6.28% (SOFR Compound Index+0.93%), 04/02/26	150		151,499
NextEra Energy Capital Holdings, Inc.
	Par (000’s	)	Value
United States (continued)
6.11% (SOFR Compound Index+0.76%), 01/29/26	$6,950		$6,968,726
Northwestern Mutual Global Funding 144A 6.05% (SOFR+0.70%), 06/13/25	850		853,828
Pacific Life Global Funding II 144A 5.97% (SOFR+0.62%), 06/04/26	375		375,234
6.20% (SOFR+0.85%), 02/05/27	20,325		20,384,803
6.21% (SOFR Compound Index+0.86%), 06/16/25	725		729,450
6.41% (SOFR Compound Index+1.05%), 07/28/26	350		352,512
PepsiCo, Inc. 5.75% (SOFR Compound Index+0.40%), 02/13/26	5,000		5,009,982
Principal Life Global Funding II 144A 6.25% (SOFR+0.90%), 08/28/25	500		502,875
Protective Life Global Funding 144A 6.05% (SOFR+0.70%), 04/10/26	800		802,470
6.34% (SOFR+0.98%), 03/28/25	3,000		3,017,277
Public Storage Operating Co. 5.95% (SOFR Compound Index+0.60%), 07/25/25	935		938,591
6.05% (SOFR Compound Index+0.70%), 04/16/27	17,300		17,367,046
Roche Holdings, Inc. 144A 5.92% (SOFR+0.56%), 03/10/25	10,250		10,279,976
Spire Missouri, Inc. 5.85% (SOFR+0.50%), 12/02/24	500		500,038
State Street Corp. 6.19% (SOFR Compound Index+0.84%), 08/03/26	365		367,848
Toyota Motor Credit Corp. 5.67% (SOFR+0.32%), 01/13/25	50		50,028
5.91% (SOFR+0.56%), 01/10/25	5,000		5,008,889
5.93% (SOFR+0.60%), 06/09/25	6,675		6,699,201
6.00% (SOFR+0.65%), 01/05/26	9,800		9,835,703
6.00% (SOFR+0.65%), 03/19/27	1,000		1,002,817
6.24% (SOFR Compound Index+0.89%), 05/18/26	589		593,439
Truist Financial Corp. 5.76% (SOFR+0.40%), 06/09/25	5,579		5,568,784

See Notes to Financial Statements

58

	Par (000’s	)	Value
United States (continued)
Verizon Communications, Inc. 6.15% (SOFR Compound Index+0.79%), 03/20/26	$5,926		$5,971,030
6.67% (Term SOFR USD 3 Month+1.36%), 05/15/25	4,847		4,905,444
Volkswagen Group of America Finance LLC 144A 6.18% (SOFR+0.83%), 03/20/26	7,500		7,514,841
6.29% (SOFR+0.93%), 09/12/25	5,825		5,858,405
Wells Fargo & Co. 6.42% (SOFR+1.07%), 04/22/28	7,500		7,545,544
6.67% (SOFR+1.32%), 04/25/26	8,375		8,455,650
Wells Fargo Bank NA
	Par (000’s	)	Value
United States (continued)
6.43% (SOFR+1.07%), 12/11/26	$21,175		$21,469,199
			939,851,087
Total Floating Rate Notes (Cost: $1,510,682,784)			1,519,291,645

	Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.3%
Money Market Fund: 0.3% (Cost: $4,149,731)
State Street Navigator Securities Lending Government Money Market Portfolio	4,149,731		4,149,731
Total Investments: 98.9% (Cost: $1,514,832,515)			1,523,441,376
Other assets less liabilities: 1.1%			16,331,134
NET ASSETS: 100.0%			$1,539,772,510

Definitions:

SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $3,804,013.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $529,061,437, or 34.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	87.5%	$1,328,971,530
Consumer Cyclicals	4.6	69,872,741
Industrials	1.7	26,074,517
Energy	1.7	25,547,770
Consumer Non-Cyclicals	1.5	22,374,224
Real Estate	1.2	18,305,636
Utilities	0.7	11,421,629
Technology	0.7	10,876,473
Healthcare	0.4	5,847,125
	100.0%	$1,519,291,645

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Floating Rate Notes *	$—	$1,519,291,645	$—	$1,519,291,645
Money Market Fund	4,149,731	—	—	4,149,731
Total Investments	$4,149,731	$1,519,291,645	$—	$1,523,441,376

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

59

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s		)	Value
CORPORATE BONDS: 97.7%
Argentina: 1.2%
MercadoLibre, Inc. 3.12%, 01/14/31	USD	25		$20,524
Pampa Energia SA 144A
7.50%, 01/24/27	USD	50		47,623
9.12%, 04/15/29	USD	25		24,901
Pan American Energy LLC 144A 9.12%, 04/30/27	USD	25		25,801
Telecom Argentina SA 144A 8.00%, 07/18/26	USD	25		23,905
Transportadora de Gas del Sur SA 144A 6.75%, 05/02/25	USD	25		24,285
YPF SA 144A
6.95%, 07/21/27	USD	50		45,372
7.00%, 09/30/33(s)	USD	25		21,791
7.00%, 12/15/47	USD	25		17,800
8.50%, 07/28/25	USD	50		48,730
9.00%, 02/12/26(s)	USD	31		31,031
9.00%, 06/30/29(s)	USD	25		24,757
				356,520
Australia: 1.0%
FMG Resources August 2006 Pty Ltd. 144A
4.38%, 04/01/31	USD	100		88,147
4.50%, 09/15/27	USD	25		23,603
6.12%, 04/15/32	USD	50		48,471
Mineral Resources Ltd. 144A
8.12%, 05/01/27	USD	100		101,060
9.25%, 10/01/28	USD	25		26,240
Nufarm Australia Ltd. / Nufarm Americas, Inc. 144A 5.00%, 01/27/30†	USD	30		27,533
				315,054
Austria: 0.2%
Benteler International AG 144A 10.50%, 05/15/28	USD	50		53,284
Bermuda: 0.5%
Borr IHC Ltd. / Borr Finance LLC 144A 10.00%, 11/15/28	USD	100		103,732
Digicel Group Holdings Ltd. 144A
0.00%, 12/31/30^	USD	3		1,655
0.00%, 12/31/30^	USD	36		2,680
Investment Energy Resources Ltd. 144A 6.25%, 04/26/29†	USD	50		47,911
				155,978
Brazil: 5.6%
Adecoagro SA 144A 6.00%, 09/21/27	USD	50		48,409
Amaggi Luxembourg International Sarl 144A 5.25%, 01/28/28	USD	50		47,221
	Par (000’s		)	Value
Brazil (continued)
B3 SA - Brasil Bolsa Balcao 144A 4.12%, 09/20/31	USD	50		$42,996
Banco do Brasil SA/Cayman 144A 6.00%, 03/18/31	USD	50		48,508
Braskem Idesa SAPI 144A 7.45%, 11/15/29	USD	75		59,289
Braskem Netherlands Finance BV 144A
4.50%, 01/10/28	USD	50		44,682
4.50%, 01/31/30	USD	75		63,290
5.88%, 01/31/50	USD	50		37,460
BRF SA 144A 4.88%, 01/24/30	USD	100		88,153
Centrais Eletricas Brasileiras SA 144A 4.62%, 02/04/30	USD	50		44,930
Cosan Luxembourg SA 144A
5.50%, 09/20/29	USD	50		47,044
7.00%, 01/20/27	USD	50		49,990
CSN Inova Ventures 144A 6.75%, 01/28/28	USD	50		47,886
Embraer Netherlands Finance BV 5.40%, 02/01/27†	USD	25		24,562
Klabin Austria GmbH 144A
5.75%, 04/03/29	USD	50		48,757
7.00%, 04/03/49	USD	50		48,759
MARB BondCo Plc 144A 3.95%, 01/29/31	USD	100		80,301
MV24 Capital BV 144A 6.75%, 06/01/34	USD	81		74,230
Nexa Resources SA 144A 6.50%, 01/18/28	USD	50		50,100
Petrobras Global Finance BV
5.60%, 01/03/31	USD	50		47,385
5.62%, 05/20/43	USD	25		21,319
5.75%, 02/01/29	USD	25		24,353
6.00%, 01/27/28	USD	50		49,941
6.25%, 12/14/26	GBP	100		125,249
6.85%, 06/05/15†	USD	50		43,465
6.88%, 01/20/40	USD	25		24,123
6.90%, 03/19/49†	USD	25		23,199
7.25%, 03/17/44	USD	25		24,557
Rede D’or Finance Sarl 144A 4.50%, 01/22/30	USD	50		43,987
Rumo Luxembourg Sarl 144A 5.25%, 01/10/28	USD	50		47,570
Samarco Mineracao SA 144A 9.50%, 06/30/31	USD	100		91,334
Ultrapar International SA 144A 5.25%, 10/06/26	USD	50		48,608
Usiminas International Sarl 144A 5.88%, 07/18/26	USD	50		49,166

See Notes to Financial Statements

60

	Par (000’s		)	Value
Brazil (continued)
XP, Inc. 144A 3.25%, 07/01/26	USD	50		$46,724
				1,707,547
Bulgaria: 0.3%
Bulgarian Energy Holding EAD Reg S 3.50%, 06/28/25	EUR	100		105,282
Burkina Faso: 0.1%
IAMGOLD Corp. 144A 5.75%, 10/15/28	USD	25		23,138
Canada: 8.5%
1011778 BC ULC / New Red Finance, Inc. 144A
3.50%, 02/15/29†	USD	25		22,343
3.88%, 01/15/28	USD	75		69,254
4.00%, 10/15/30	USD	125		107,880
Air Canada 144A
3.88%, 08/15/26	USD	25		23,737
4.62%, 08/15/29	CAD	100		69,513
Algonquin Power & Utilities Corp. 4.75% (US Treasury Yield Curve Rate T 5 Year+3.25%), 01/18/82	USD	50		43,414
AltaGas Ltd.
5.25% (Generic Canadian 5 Year+3.81%), 01/11/82	CAD	15		9,441
7.35% (Generic Canadian 5 Year+4.54%), 08/17/82	CAD	25		18,432
ATS Automation Tooling Systems, Inc. 144A 4.12%, 12/15/28	USD	25		22,503
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP 144A 8.75%, 07/15/26	USD	25		23,009
Bausch + Lomb Corp. 144A 8.38%, 10/01/28	USD	50		51,700
Baytex Energy Corp. 144A 8.50%, 04/30/30	USD	50		52,171
Bombardier, Inc. 144A
7.12%, 06/15/26	USD	75		75,878
7.88%, 04/15/27	USD	83		82,535
8.75%, 11/15/30	USD	25		26,628
Brookfield Property Finance ULC
3.93%, 08/24/25	CAD	25		17,689
3.93%, 01/15/27	CAD	50		34,287
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 144A 6.25%, 09/15/27	USD	50		48,127
Capital Power Corp. 7.95% (Generic Canadian 5 Year+5.34%), 09/09/82	CAD	25		18,265
Cascades, Inc./Cascades USA Inc 144A
	Par (000’s		)	Value
Canada (continued)
5.38%, 01/15/28	USD	25		$23,474
Cineplex, Inc. 144A 7.62%, 03/31/29	CAD	25		18,481
Corus Entertainment, Inc. Reg S 5.00%, 05/11/28	CAD	25		12,868
Eldorado Gold Corp. 144A 6.25%, 09/01/29	USD	25		23,573
Emera, Inc. 6.75%, 06/15/76	USD	50		49,617
Enerflex Ltd. 144A 9.00%, 10/15/27	USD	25		25,624
First Quantum Minerals Ltd. 144A
8.62%, 06/01/31	USD	50		48,457
9.38%, 03/01/29	USD	50		51,721
Garda World Security Corp. 144A
6.00%, 06/01/29	USD	50		44,253
9.50%, 11/01/27	USD	25		24,907
GFL Environmental, Inc. 144A
3.50%, 09/01/28	USD	25		22,500
3.75%, 08/01/25	USD	50		48,675
4.25%, 06/01/25	USD	50		49,328
4.38%, 08/15/29	USD	25		22,589
4.75%, 06/15/29	USD	25		23,091
5.12%, 12/15/26	USD	25		24,372
goeasy Ltd. 144A
4.38%, 05/01/26	USD	25		24,031
9.25%, 12/01/28	USD	15		15,852
Hudbay Minerals, Inc. 144A 4.50%, 04/01/26	USD	50		48,412
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd Co-Issuer LLC 144A 6.00%, 09/15/28†	USD	40		38,231
Inter Pipeline Ltd. 6.88% (Canada Bankers’ Acceptances 3 Month+5.01%), 03/26/79	CAD	25		17,676
Jones Deslauriers Insurance Management, Inc. 144A 8.50%, 03/15/30	USD	25		25,717
Keyera Corp. 6.88% (Canada Bankers’ Acceptances 3 Month+5.17%), 06/13/79	CAD	50		35,782
Laurentian Bank of Canada 5.09% (Canada Bankers’ Acceptances 3 Month+2.42%), 06/15/32	CAD	25		17,205
Mattamy Group Corp. 144A
4.62%, 03/01/30†	USD	25		22,413
5.25%, 12/15/27	USD	25		23,958
MEG Energy Corp. 144A 5.88%, 02/01/29	USD	25		24,211
Mercer International, Inc.

See Notes to Financial Statements

61

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
Canada (continued)
5.12%, 02/01/29	USD	50		$43,722
Methanex Corp. 5.25%, 12/15/29	USD	50		47,441
New Gold, Inc. 144A 7.50%, 07/15/27	USD	25		24,870
Northriver Midstream Finance LP 144A 5.62%, 02/15/26	USD	25		24,497
NOVA Chemicals Corp. 144A
4.25%, 05/15/29†	USD	50		41,900
5.25%, 06/01/27	USD	40		37,670
9.00%, 02/15/30	USD	25		25,791
Open Text Corp. 144A
3.88%, 02/15/28	USD	25		22,843
3.88%, 12/01/29	USD	50		43,807
Parkland Corp. 144A
4.50%, 10/01/29	USD	75		68,033
5.88%, 07/15/27	USD	50		48,903
Pembina Pipeline Corp. 4.80% (Generic Canadian 5 Year+4.17%), 01/25/81	CAD	50		31,843
Precision Drilling Corp. 144A 7.12%, 01/15/26	USD	25		25,019
Rogers Communications, Inc. 5.00% (Generic Canadian 5 Year+3.58%), 12/17/81	CAD	50		34,951
Rogers Communications, Inc. 144A 5.25% (US Treasury Yield Curve Rate T 5 Year+3.59%), 03/15/82	USD	50		47,595
SNC-Lavalin Group, Inc. 7.00%, 06/12/26	CAD	25		18,772
Strathcona Resources Ltd. 144A 6.88%, 08/01/26	USD	25		24,781
Superior Plus LP / Superior General Partner, Inc. 144A 4.50%, 03/15/29	USD	50		45,272
Teine Energy Ltd. 144A 6.88%, 04/15/29	USD	25		24,311
Telesat Canada / Telesat LLC 144A 5.62%, 12/06/26	USD	25		12,172
Terraform Global Operating LP 144A 6.12%, 03/01/26	USD	25		24,709
TransAlta Corp. 7.75%, 11/15/29	USD	25		25,614
Trivium Packaging Finance BV Reg S 3.75%, 08/15/26	EUR	100		104,631
Videotron Ltd.
3.12%, 01/15/31	CAD	50		31,655
4.50%, 01/15/30	CAD	125		86,426
				2,591,052
	Par (000’s		)	Value
Cayman Islands: 1.1%
Arabian Centres Sukuk II Ltd. 144A 5.62%, 10/07/26	USD	100		$93,724
Banco do Brasil SA 144A 6.25%, 04/18/30	USD	50		49,712
CT Trust 144A 5.12%, 02/03/32	USD	100		86,952
Oryx Funding Ltd. 144A 5.80%, 02/03/31	USD	100		98,775
				329,163
Chile: 0.2%
Latam Airlines Group SA 144A 13.38%, 10/15/29	USD	50		57,516
China: 1.6%
Bank of Communications Co. Ltd. Reg S 3.80% (US Treasury Yield Curve Rate T 5 Year+3.35%), 11/18/2025(o)	USD	200		193,807
Industrial & Commercial Bank of China Ltd. Reg S 3.20% (US Treasury Yield Curve Rate T 5 Year+2.37%), 9/24/2026(o) USD		300		283,324
				477,131
Colombia: 2.6%
Banco de Bogota SA 144A 6.25%, 05/12/26	USD	100		98,239
Ecopetrol SA
4.62%, 11/02/31	USD	75		60,609
5.38%, 06/26/26	USD	50		48,783
5.88%, 05/28/45	USD	75		53,253
6.88%, 04/29/30	USD	75		71,595
8.38%, 01/19/36	USD	75		72,958
8.62%, 01/19/29	USD	50		52,049
8.88%, 01/13/33	USD	100		102,413
Empresas Publicas de Medellin ESP 144A 4.25%, 07/18/29	USD	75		64,011
Gran Tierra Energy International Holdings Ltd. 144A 6.25%, 02/15/25	USD	25		23,650
Grupo Aval Ltd. 144A 4.38%, 02/04/30	USD	100		83,267
Orazul Energy Peru SA 144A 5.62%, 04/28/27	USD	50		47,087
				777,914
Costa Rica: 0.3%
Instituto Costarricense de Electricidad 144A 6.38%, 05/15/43	USD	100		87,385
Cyprus: 0.1%
MHP Lux SA 144A 6.95%, 04/03/26	USD	50		40,213

See Notes to Financial Statements

62

		Par (000’s	)	Value
Czech Republic: 0.7%
Allwyn International AS Reg S 3.88%, 02/15/27	EUR	100		$104,331
EP Infrastructure AS Reg S 1.70%, 07/30/26	EUR	100		98,534
				202,865
Denmark: 0.3%
Orsted AS Reg S 1.75% (EUR Swap Annual 5 Year+1.95%), 12/09/19	EUR	100		96,128
Finland: 0.2%
SBB Treasury Oyj Reg S 1.12%, 11/26/29	EUR	100		64,621
France: 10.2%
Air France-KLM Reg S 8.12%, 05/31/28	EUR	100		120,335
Altice France SA 144A
5.12%, 07/15/29	USD	100		65,282
5.50%, 10/15/29†	USD	50		32,788
Banijay Entertainment SASU 144A 8.12%, 05/01/29	USD	50		51,203
CAB Selas Reg S 3.38%, 02/01/28	EUR	100		93,877
Cerba Healthcare SACA Reg S 3.50%, 05/31/28	EUR	100		87,691
CGG SA 144A 8.75%, 04/01/27	USD	100		93,805
Constellium SE 144A 3.75%, 04/15/29	USD	100		88,770
eircom Finance DAC Reg S 3.50%, 05/15/26	EUR	100		103,852
Electricite de France SA Reg S
3.38% (EUR Swap Annual 5 Year+3.97%), 6/15/2030(o)	EUR	200		187,129
5.00% (EUR Swap Annual 12 Year+3.04%), 1/22/2026(o)	EUR	100		106,443
Elis SA Reg S 1.62%, 04/03/28	EUR	100		98,461
ELO SACA Reg S 6.00%, 03/22/29	EUR	100		106,232
Emeria SASU Reg S 3.38%, 03/31/28	EUR	100		91,557
Eutelsat SA Reg S 2.25%, 07/13/27	EUR	100		89,015
Forvia SE Reg S
2.38%, 06/15/27	EUR	100		101,185
2.75%, 02/15/27	EUR	100		102,343
Iliad Holding SASU 144A
6.50%, 10/15/26	USD	100		99,614
7.00%, 10/15/28	USD	100		97,878
Iliad Holding SASU Reg S 5.12%, 10/15/26	EUR	100		107,290
Loxam SAS Reg S
		Par (000’s	)	Value
France (continued)
3.75%, 07/15/26	EUR	100		$105,759
Matterhorn Telecom SA Reg S 3.12%, 09/15/26	EUR	100		104,385
Picard Groupe SAS Reg S 3.88%, 07/01/26	EUR	100		104,479
Renault SA Reg S
1.00%, 11/28/25	EUR	50		51,191
1.25%, 06/24/25	EUR	100		103,490
2.38%, 05/25/26	EUR	100		103,224
Rexel SA Reg S 2.12%, 06/15/28	EUR	100		99,407
SNF Group SACA Reg S 2.62%, 02/01/29	EUR	100		99,846
Tereos Finance Groupe I SA Reg S 7.50%, 10/30/25	EUR	100		108,765
Valeo SE Reg S
1.00%, 08/03/28	EUR	100		92,420
5.38%, 05/28/27	EUR	100		109,733
Veolia Environnement SA Reg S 2.50% (EUR Swap Annual 5 Year+2.84%), 9/20/2028(o) EUR		100		96,561
				3,104,010
Germany: 3.9%
Bayer AG Reg S
3.12% (EUR Swap Annual 5 Year+3.11%), 11/12/79	EUR	100		94,558
5.38% (EUR Swap Annual 5 Year+4.46%), 03/25/82	EUR	100		99,632
Cheplapharm Arzneimittel GmbH Reg S 4.38%, 01/15/28	EUR	100		103,249
Commerzbank AG Reg S
4.00%, 03/23/26	EUR	150		160,388
4.00%, 03/30/27	EUR	50		53,789
Gruenenthal GmbH Reg S 3.62%, 11/15/26	EUR	100		104,850
IHO Verwaltungs GmbH 144A 6.00%, 05/15/27	USD	100		98,360
Mahle GmbH Reg S 2.38%, 05/14/28	EUR	100		94,449
Nidda Healthcare Holding GmbH Reg S 7.50%, 08/21/26	EUR	100		110,526
Schaeffler AG Reg S
2.88%, 03/26/27	EUR	50		52,025
3.38%, 10/12/28	EUR	100		103,397
ZF Europe Finance BV Reg S 3.00%, 10/23/29	EUR	100		98,423
				1,173,646
Ghana: 0.3%
Kosmos Energy Ltd. 144A 7.12%, 04/04/26	USD	100		96,921

See Notes to Financial Statements

63

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
Greece: 1.7%
Alpha Services and Holdings SA Reg S 5.50% (EUR Swap Annual 5 Year+5.82%), 06/11/31	EUR	100		$105,455
Eurobank SA Reg S 2.00% (EUR Swap Annual 1 Year+2.40%), 05/05/27	EUR	100		101,590
National Bank of Greece SA Reg S 2.75% (EUR Swap Annual 5 Year+3.30%), 10/08/26	EUR	100		104,644
Piraeus Financial Holdings SA Reg S 5.50% (EUR Swap Annual 5 Year+5.77%), 02/19/30	EUR	100		105,847
Public Power Corp. SA Reg S 4.38%, 03/30/26	EUR	100		106,956
				524,492
Guatemala: 0.3%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 144A 5.25%, 04/27/29	USD	100		93,444
Hong Kong: 1.6%
Huarong Finance 2017 Co. Ltd. Reg S 4.25%, 11/07/27	USD	200		182,308
Melco Resorts Finance Ltd. 144A
5.38%, 12/04/29	USD	100		89,491
5.62%, 07/17/27†	USD	50		47,323
5.75%, 07/21/28	USD	50		46,412
RKPF Overseas 2020 A Ltd. Reg S 5.20%, 01/12/26	USD	200		41,184
Studio City Finance Ltd. 144A 5.00%, 01/15/29	USD	100		85,121
				491,839
India: 1.1%
Delhi International Airport Ltd. 144A 6.45%, 06/04/29	USD	100		97,498
JSW Steel Ltd. 144A 5.05%, 04/05/32	USD	100		85,628
ReNew Pvt Ltd. 144A 5.88%, 03/05/27	USD	91		87,429
Shriram Finance Ltd. 144A 6.62%, 04/22/27	USD	50		49,686
				320,241
Indonesia: 0.3%
Bakrie Telecom Pte Ltd. Reg S 11.50%, 05/07/15(d) *∞	USD	150		1,444
Medco Bell Pte Ltd. 144A 6.38%, 01/30/27	USD	100		97,438
				98,882
	Par (000’s		)	Value
Ireland: 1.2%
AerCap Global Aviation Trust 144A 6.50% (Term SOFR USD 3 Month+4.56%), 06/15/45	USD	50		$49,756
Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc. Reg S 4.75%, 07/15/27	GBP	100		61,670
C&W Senior Finance Ltd. 144A 6.88%, 09/15/27	USD	100		94,805
Virgin Media Vendor Financing Notes III DAC Reg S 4.88%, 07/15/28	GBP	150		168,129
				374,360
Israel: 0.9%
Leviathan Bond Ltd. 144A Reg S
6.12%, 06/30/25	USD	25		24,376
6.50%, 06/30/27	USD	25		23,519
6.75%, 06/30/30	USD	15		13,431
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/36	USD	25		23,771
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	USD	90		83,458
4.10%, 10/01/46	USD	75		50,067
6.75%, 03/01/28†	USD	50		50,798
				269,420
Italy: 6.7%
Abertis Infraestructuras Finance BV Reg S 3.25% (EUR Swap Annual 5 Year+3.69%), 11/24/2025(o)	EUR	100		104,091
Banca Monte dei Paschi di Siena SpA Reg S 6.75% (Euribor 3 Month ACT/360+3.21%), 03/02/26	EUR	100		108,380
Banco BPM SpA Reg S 3.25% (EUR Swap Annual 5 Year+3.80%), 01/14/31	EUR	100		103,783
BPER Banca SPA Reg S 1.38% (Euribor 3 Month ACT/360+1.75%), 03/31/27	EUR	100		101,948
Infrastrutture Wireless Italiane SpA Reg S 1.88%, 07/08/26	EUR	100		102,629
Intesa Sanpaolo SpA 144A
4.20% (US Treasury Yield Curve Rate T 1 Year+2.60%), 06/01/32	USD	25		20,503
4.95% (US Treasury Yield Curve Rate T 1 Year+2.75%), 06/01/42	USD	25		17,992
Intesa Sanpaolo SpA Reg S 2.92%, 10/14/30	EUR	100		97,419

See Notes to Financial Statements

64

	Par (000’s		)	Value
Italy (continued)
3.93%, 09/15/26	EUR	100		$106,600
Mundys SpA Reg S 1.88%, 02/12/28	EUR	100		98,570
Nexi SpA Reg S 2.12%, 04/30/29	EUR	100		95,791
Poste Italiane SpA Reg S 2.62% (EUR Swap Annual 5 Year+2.68%), 3/24/2029(o)	EUR	100		91,982
Telecom Italia Capital SA
6.38%, 11/15/33	USD	25		22,109
7.72%, 06/04/38	USD	100		93,075
Telecom Italia SpA Reg S
1.62%, 01/18/29	EUR	100		91,381
2.38%, 10/12/27	EUR	100		98,247
3.62%, 05/25/26	EUR	100		104,549
Telecom Italia SpA/Milano Reg S 6.88%, 02/15/28	EUR	100		112,084
Terna - Rete Elettrica Nazionale Reg S 2.38% (EUR Swap Annual 5 Year+2.12%), 11/9/2027(o)	EUR	100		98,589
UniCredit SpA 144A 5.46% (US Treasury Yield Curve Rate T 5 Year+4.75%), 06/30/35	USD	75		69,030
UniCredit SpA Reg S 2.73% (EUR Swap Annual 5 Year+2.80%), 01/15/32	EUR	200		202,387
Webuild SpA Reg S 5.88%, 12/15/25	EUR	100		108,570
				2,049,709
Japan: 1.6%
Rakuten Group, Inc. 144A
5.12% (US Treasury Yield Curve Rate T 5 Year+4.58%), 4/22/2026(o)	USD	100		83,301
6.25% (US Treasury Yield Curve Rate T 5 Year+4.96%), 4/22/2026(o) †	USD	25		18,141
SoftBank Group Corp. Reg S
5.12%, 09/19/27	USD	200		189,912
6.88% (USD SOFR Spread- Adjusted ICE Swap Rate 5 Year+4.85%), 7/19/2027(o)	USD	200		194,285
				485,639
Luxembourg: 6.7%
Acu Petroleo Luxembourg Sarl 144A 7.50%, 01/13/32	USD	48		46,451
Adler Financing Sarl 12.50%, 06/30/25	EUR	75		92,474
Agps Bondco Plc Reg S 5.00%, 01/14/29	EUR	100		37,736
Albion Financing 1 Sarl / Aggreko Holdings, Inc. 144A 6.12%, 10/15/26	USD	100		98,259
	Par (000’s		)	Value
Luxembourg (continued)
Altice Financing SA 144A 5.00%, 01/15/28	USD	250		$197,577
Altice France Holding SA 144A 10.50%, 05/15/27	USD	150		53,391
Altice France Holding SA Reg S 8.00%, 05/15/27	EUR	100		32,345
Altice France SA 144A
5.50%, 01/15/28	USD	100		67,659
8.12%, 02/01/27	USD	100		75,381
Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc. 144A
4.12%, 08/15/26	USD	50		41,719
5.25%, 08/15/27	USD	125		63,880
Cidron Aida Finco Sarl Reg S 5.00%, 04/01/28	EUR	100		101,768
Cirsa Finance International Sarl Reg S 4.50%, 03/15/27	EUR	100		105,247
Codere Finance 2 Luxembourg SA Reg S 11.00%, 09/30/26	EUR	26		9,326
Consolidated Energy Finance SA 144A 12.00%, 02/15/31	USD	50		51,813
CSN Resources SA 144A 4.62%, 06/10/31	USD	100		78,707
Energean Israel Finance Ltd. 144A Reg S
4.88%, 03/30/26	USD	35		33,004
5.38%, 03/30/28	USD	25		22,247
5.88%, 03/30/31	USD	35		29,931
Engineering - Ingegneria Informatica - SpA Reg S 5.88%, 09/30/26	EUR	100		103,175
Eurofins Scientific SE Reg S 3.25% (Euribor 3 Month ACT/360+2.67%), 11/13/2025(o)	EUR	100		104,072
MC Brazil Downstream Trading Sarl 144A 7.25%, 06/30/31	USD	48		41,221
Minerva Luxembourg SA 144A 4.38%, 03/18/31	USD	100		81,396
Petrorio Luxembourg Trading Sarl 144A 6.12%, 06/09/26	USD	50		48,913
Stena International SA Reg S 7.25%, 02/15/28	EUR	100		112,941
Summer BC Holdco B Sarl Reg S 5.75%, 10/31/26	EUR	100		105,214
Telenet Finance Luxembourg Notes Sarl Reg S 3.50%, 03/01/28	EUR	100		101,980

See Notes to Financial Statements

65

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
Luxembourg (continued)
TK Elevator US Newco, Inc. 144A 5.25%, 07/15/27	USD	100		$95,763
				2,033,590
Malta: 0.3%
VistaJet Malta Finance Plc / Vista Management Holding, Inc. 144A
6.38%, 02/01/30†	USD	50		38,762
7.88%, 05/01/27†	USD	50		44,516
				83,278
Mauritius: 0.7%
CA Magnum Holdings 144A 5.38%, 10/31/26	USD	100		94,390
Greenko Power II Ltd. 144A 4.30%, 12/13/28	USD	135		120,702
				215,092
Mexico: 4.1%
Cemex SAB de CV 144A
3.88%, 07/11/31†	USD	50		43,539
5.12% (US Treasury Yield Curve Rate T 5 Year+4.53%), 6/8/2026(o)	USD	50		48,115
5.20%, 09/17/30	USD	25		23,686
5.45%, 11/19/29	USD	25		24,153
9.12% (US Treasury Yield Curve Rate T 5 Year+5.16%), 3/14/2028(o)	USD	50		53,688
Grupo KUO SAB De CV 144A 5.75%, 07/07/27	USD	50		46,532
Nemak SAB de CV 144A 3.62%, 06/28/31	USD	100		78,300
Petroleos Mexicanos
5.35%, 02/12/28	USD	50		43,744
5.95%, 01/28/31	USD	100		78,964
6.50%, 03/13/27	USD	100		93,718
6.62%, 06/15/35	USD	50		36,973
6.70%, 02/16/32	USD	150		122,750
6.75%, 09/21/47†	USD	100		63,907
6.84%, 01/23/30	USD	50		43,367
6.88%, 08/04/26	USD	50		48,561
6.95%, 01/28/60	USD	75		47,772
7.69%, 01/23/50	USD	175		121,947
Petroleos Mexicanos Reg S
3.75%, 11/16/25	GBP	100		116,081
4.88%, 02/21/28	EUR	100		95,074
Total Play Telecomunicaciones SA de CV 144A 6.38%, 09/20/28	USD	50		26,722
				1,257,593
Morocco: 0.3%
OCP SA 144A 6.88%, 04/25/44	USD	100		92,150
Netherlands: 5.4%
Braskem Netherlands Finance BV 144A 7.25%, 02/13/33	USD	50		47,436
	Par (000’s		)	Value
Netherlands (continued)
Dufry One BV Reg S 2.00%, 02/15/27	EUR	100		$101,053
Embraer Netherlands Finance BV 144A 7.00%, 07/28/30	USD	50		51,208
Petrobras Global Finance BV
5.50%, 06/10/51	USD	25		19,177
6.50%, 07/03/33†	USD	25		24,683
PPF Telecom Group BV Reg S 3.25%, 09/29/27	EUR	100		103,977
Selecta Group BV Reg S 8.00%, 04/01/26	EUR	53		55,102
Sunrise FinCo I BV 144A 4.88%, 07/15/31	USD	100		87,182
Telefonica Europe BV Reg S
2.38% (EUR Swap Annual 8 Year+2.62%), 2/12/2029(o)	EUR	100		93,999
6.13% (EUR Swap Annual 7 Year+3.35%), 2/3/2030(o)	EUR	100		110,901
TenneT Holding BV Reg S 2.37% (EUR Swap Annual 5 Year+2.72%), 7/22/2025(o)	EUR	100		104,108
Teva Pharmaceutical Finance Netherlands II BV
3.75%, 05/09/27	EUR	100		104,322
4.38%, 05/09/30	EUR	100		102,623
7.38%, 09/15/29	EUR	100		118,355
TMNL Holding BV Reg S 3.75%, 01/15/29	EUR	100		100,376
United Group BV Reg S 3.62%, 02/15/28	EUR	100		100,170
VZ Vendor Financing II BV Reg S 2.88%, 01/15/29	EUR	100		92,559
Wintershall Dea Finance 2 BV Reg S 3.00% (EUR Swap Annual 5 Year+3.32%), 7/20/2028(o)	EUR	100		93,605
Ziggo Bond Co. BV 144A 5.12%, 02/28/30	USD	50		41,539
Ziggo BV 144A 4.88%, 01/15/30	USD	100		87,591
				1,639,966
Norway: 0.4%
Adevinta ASA Reg S 2.62%, 11/15/25	EUR	100		107,131
Panama: 0.4%
AES Panama Generation Holdings SRL 144A 4.38%, 05/31/30	USD	74		61,996
Banistmo SA 144A 4.25%, 07/31/27	USD	50		45,982
				107,978
Peru: 0.6%
Minsur SA 144A 4.50%, 10/28/31	USD	50		43,484
Peru LNG Srl 144A 5.38%, 03/22/30	USD	100		85,418

See Notes to Financial Statements

66

	Par (000’s		)	Value
Peru (continued)
Petroleos del Peru SA 144A 4.75%, 06/19/32	USD	75		$56,242
				185,144
Poland: 0.7%
Canpack SA / Canpack US LLC 144A 3.88%, 11/15/29	USD	100		87,734
mBank SA Reg S 8.38% (Euribor 3 Month ACT/360+4.90%), 09/11/27	EUR	100		113,502
				201,236
Portugal: 1.0%
EDP - Energias de Portugal SA Reg S
1.70% (EUR Swap Annual 5 Year+1.84%), 07/20/80	EUR	100		103,497
1.88% (EUR Swap Annual 5 Year+2.38%), 08/02/81	EUR	100		100,820
Novo Banco SA Reg S 4.25% (Euribor 3 Month ACT/360+1.30%), 03/08/28	EUR	100		105,978
				310,295
Romania: 0.4%
Banca Transilvania SA Reg S 8.88% (EUAMDB01+5.58%), 04/27/27	EUR	100		113,204
Singapore: 0.3%
Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	USD	78		77,500
South Africa: 0.5%
Sasol Financing USA LLC 6.50%, 09/27/28†	USD	50		47,524
Transnet SOC Ltd. 144A 8.25%, 02/06/28	USD	100		98,564
				146,088
Spain: 2.3%
Abengoa Abenewco 2 SA Reg S
1.50%, 10/26/24(d) *	USD	63		1,835
1.50%, 10/26/24(d) *∞	USD	64		804
Abengoa SA 0.00%, 03/31/27(s) ^∞	EUR	100		536
Banco de Credito Social Cooperativo SA Reg S 5.25% (EUR Swap Annual 5 Year+5.42%), 11/27/31	EUR	100		103,249
Banco de Sabadell SA Reg S 2.50% (EUR Swap Annual 5 Year+2.95%), 04/15/31	EUR	100		102,671
Grifols SA Reg S 1.62%, 02/15/25	EUR	150		156,779
Lorca Telecom Bondco SA Reg S 4.00%, 09/18/27	EUR	100		104,468
Telefonica Europe BV Reg S 3.88% (EUR Swap Annual 8 Year+2.97%), 6/22/2026(o)	EUR	100		104,827
	Par (000’s		)	Value
Spain (continued)
Unicaja Banco SA Reg S 7.25% (EUR Swap Annual 1 Year+4.25%), 11/15/27	EUR	100		$113,374
				688,543
Sweden: 1.6%
Castellum AB Reg S 3.12% (EUR Swap Annual 5 Year+3.45%), 12/2/2026(o)	EUR	100		93,403
Intrum AB Reg S
3.00%, 09/15/27	EUR	100		65,852
4.88%, 08/15/25	EUR	100		88,371
Samhallsbyggnadsbolaget i Norden AB Reg S 2.62% (EUR Swap Annual 5 Year+2.81%), 1/30/2025(o)	EUR	100		27,647
Verisure Holding AB Reg S 3.25%, 02/15/27	EUR	100		102,849
Verisure Midholding AB Reg S 5.25%, 02/15/29	EUR	100		103,310
				481,432
Switzerland: 0.3%
Techem Verwaltungsgesellschaft 675 mbH Reg S 2.00%, 07/15/25	EUR	100		104,982
Tanzania: 0.1%
AngloGold Ashanti Holdings Plc 6.50%, 04/15/40	USD	40		39,323
Turkey: 1.9%
Akbank TAS 144A 6.80%, 02/06/26	USD	50		50,219
Mersin Uluslararasi Liman Isletmeciligi AS 144A 8.25%, 11/15/28	USD	50		51,428
TC Ziraat Bankasi AS 144A 5.38%, 03/02/26	USD	100		97,465
Turkcell Iletisim Hizmetleri AS 144A 5.80%, 04/11/28	USD	100		95,828
Turkiye Ihracat Kredi Bankasi AS 144A 5.75%, 07/06/26	USD	100		97,532
Turkiye Vakiflar Bankasi TAO 144A 6.50%, 01/08/26	USD	100		99,721
Yapi ve Kredi Bankasi AS 144A 7.88% (US Treasury Yield Curve Rate T 5 Year+7.42%), 01/22/31	USD	100		99,927
				592,120
United Arab Emirates: 0.6%
GEMS Menasa Cayman Ltd. / GEMS Education Delaware LLC 144A 7.12%, 07/31/26	USD	100		99,461

See Notes to Financial Statements

67

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s)		Value
United Arab Emirates (continued)
Shelf Drilling Holdings Ltd. 144A 9.62%, 04/15/29	USD	100	$94,724
			194,185
United Kingdom: 10.3%
Ardonagh Finco Ltd. 144A 7.75%, 02/15/31	USD	100	98,486
Aston Martin Capital Holdings Ltd. 144A 10.00%, 03/31/29	USD	50	49,020
Avianca Midco 2 Plc 144A 9.00%, 12/01/28	USD	75	70,878
BCP V Modular Services Finance II Plc Reg S 4.75%, 11/30/28	EUR	100	101,011
Bellis Acquisition Co. Plc Reg S 3.25%, 02/16/26	GBP	100	123,372
British Telecommunications Plc Reg S 1.87% (EUR Swap Annual 5 Year+2.13%), 08/18/80	EUR	100	103,289
Connect Finco Sarl / Connect US Finco LLC 144A 6.75%, 10/01/26	USD	100	96,936
Drax Finco Plc Reg S 2.62%, 11/01/25	EUR	100	104,689
eG Global Finance Plc 144A 12.00%, 11/30/28	USD	100	103,332
Global Auto Holdings Ltd./ AAG FH UK Ltd 144A 8.75%, 01/15/32	USD	50	47,253
Howden UK Refinance Plc / Howden UK Refinance 2 PLC / Howden US Refinance LLC 144A 7.25%, 02/15/31	USD	50	49,399
IHS Holding Ltd. 144A 5.62%, 11/29/26	USD	50	46,091
INEOS Finance Plc Reg S 6.62%, 05/15/28	EUR	100	109,318
INEOS Quattro Finance 2 Plc 144A 9.62%, 03/15/29†	USD	100	105,762
International Consolidated Airlines Group SA Reg S 1.50%, 07/04/27	EUR	100	99,203
Jaguar Land Rover Automotive Plc 144A 5.88%, 01/15/28	USD	100	97,297
Jaguar Land Rover Automotive Plc Reg S 4.50%, 07/15/28	EUR	100	105,794
Jerrold Finco Plc Reg S 5.25%, 01/15/27	GBP	100	119,463
Marks & Spencer Plc 144A 7.12%, 12/01/37	USD	40	40,993
Motion Bondco DAC 144A 6.62%, 11/15/27†	USD	100	96,520
	Par (000’s)		Value
United Kingdom (continued)
NGG Finance Plc Reg S 5.62% (GBP Swap 12 Year+3.48%), 06/18/73	GBP	100	$123,928
Nomad Foods Bondco Plc Reg S 2.50%, 06/24/28	EUR	100	99,519
Paysafe Finance Plc / Paysafe Holdings US Corp. 144A 4.00%, 06/15/29†	USD	100	88,012
Standard Chartered Plc 144A 7.01%, 07/30/37(o)	USD	50	50,698
Stonegate Pub Co. Financing 2019 Plc Reg S 8.00%, 07/13/25	GBP	100	120,344
Tullow Oil Plc 144A 10.25%, 05/15/26	USD	94	91,655
Vedanta Resources Finance II Plc 144A 13.88%, 12/09/28	USD	84	76,466
Victoria Plc Reg S 3.62%, 08/24/26	EUR	100	88,325
Virgin Media Secured Finance Plc 144A 5.50%, 05/15/29	USD	25	22,742
Virgin Media Secured Finance Plc Reg S 4.25%, 01/15/30	GBP	100	106,005
Vmed O2 UK Financing I Plc 144A 4.75%, 07/15/31	USD	25	20,888
Vmed O2 UK Financing I Plc Reg S 4.00%, 01/31/29	GBP	100	108,635
Vodafone Group Plc 7.00% (USD Swap Semi 30/360 5 Year+4.87%), 04/04/79	USD	75	76,213
Vodafone Group Plc Reg S
4.88% (GBP Swap 5 Year+3.27%), 10/03/78	GBP	100	122,908
8.00% (UK Govt Bonds 5 Year Note Generic Bid Yield+3.84%), 08/30/86	GBP	100	133,579
WE Soda Investments Holding Plc 144A 9.50%, 10/06/28	USD	50	51,746
			3,149,769
United States: 4.1%
Amer Sports Co. 144A 6.75%, 02/16/31	USD	25	24,641
Kronos Acquisition Holdings, Inc. / KIK Custom Products Inc 144A 7.00%, 12/31/27	USD	50	48,415
LCPR Senior Secured Financing DAC 144A 6.75%, 10/15/27	USD	75	69,581
MGM China Holdings Ltd. 144A

See Notes to Financial Statements

68

	Par (000’s		)	Value
United States (continued)
5.88%, 05/15/26	USD	100		$98,286
Mong Duong Finance Holdings BV 144A 5.12%, 05/07/29	USD	92		88,044
Open Text Holdings, Inc. 144A 4.12%, 02/15/30	USD	50		43,977
Playtika Holding Corp. 144A 4.25%, 03/15/29	USD	25		21,534
Q-Park Holding I BV Reg S 2.00%, 03/01/27	EUR	100		98,837
Ritchie Bros Holdings, Inc. 144A 7.75%, 03/15/31	USD	50		51,919
Sasol Financing USA LLC
4.38%, 09/18/26†	USD	50		47,130
5.50%, 03/18/31	USD	50		41,603
Sigma Holdco BV Reg S 5.75%, 05/15/26	EUR	100		100,294
Stillwater Mining Co. 144A 4.00%, 11/16/26	USD	100		89,586
Telesat Canada / Telesat LLC 144A 6.50%, 10/15/27	USD	25		7,395
Wynn Macau Ltd. 144A
5.12%, 12/15/29	USD	75		66,287
5.50%, 01/15/26	USD	25		24,283
5.50%, 10/01/27†	USD	50		47,329
ZF North America Capital, Inc. 144A
6.75%, 04/23/30	USD	125		125,373
6.88%, 04/14/28	USD	50		50,387
7.12%, 04/14/30	USD	100		102,350
				1,247,251
Uzbekistan: 0.1%
Uzbekneftegaz JSC 144A 4.75%, 11/16/28	USD	50		41,975
	Par (000’s		)	Value
Zambia: 0.3%
First Quantum Minerals Ltd. 144A 6.88%, 10/15/27	USD	100		$96,292
Total Corporate Bonds (Cost: $32,540,832)				29,729,511

	Number of Shares
COMMON STOCK: 0.0% (Cost: $93,861)
France: 0.0%
Casino Guichard Perrachon SA (EUR) *		32,888		1,008

WARRANTS: 0.0% (Cost: $16,090)
France: 0.0%
Casino Guichard Perrachon SA, EUR 0.17, exp. 04/27/29		32,888		14

Total Investments Before Collateral for Securities Loaned: 97.7% (Cost: $32,650,783)				29,730,533

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.8%
Money Market Fund: 2.8% (Cost: $860,040)
State Street Navigator Securities Lending Government Money Market Portfolio		860,040		860,040
Total Investments: 100.5% (Cost: $33,510,823)				30,590,573
Liabilities in excess of other assets: (0.5)%				(162,572)
NET ASSETS: 100.0%				$30,428,001

Definitions:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
^	Zero Coupon Bond
†	Security fully or partially on loan. Total market value of securities on loan is $944,012.

See Notes to Financial Statements

69

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $12,746,217, or 41.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	29.1%	$8,656,719
Technology	13.0	3,863,134
Energy	11.9	3,525,574
Industrials	11.5	3,426,803
Consumer Cyclicals	8.5	2,515,929
Basic Materials	8.1	2,396,696
Utilities	7.5	2,232,459
Healthcare	5.0	1,496,624
Consumer Non-Cyclicals	2.9	872,599
Real Estate	1.6	464,514
Institutions, Associations & Organizations	0.9	279,482
	100.0%	$29,730,533

See Notes to Financial Statements

70

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds
Argentina	$—	$356,520	$—	$356,520
Australia	—	315,054	—	315,054
Austria	—	53,284	—	53,284
Bermuda	—	155,978	—	155,978
Brazil	—	1,707,547	—	1,707,547
Bulgaria	—	105,282	—	105,282
Burkina Faso	—	23,138	—	23,138
Canada	—	2,591,052	—	2,591,052
Cayman Islands	—	329,163	—	329,163
Chile	—	57,516	—	57,516
China	—	477,131	—	477,131
Colombia	—	777,914	—	777,914
Costa Rica	—	87,385	—	87,385
Cyprus	—	40,213	—	40,213
Czech Republic	—	202,865	—	202,865
Denmark	—	96,128	—	96,128
Finland	—	64,621	—	64,621
France	—	3,104,010	—	3,104,010
Germany	—	1,173,646	—	1,173,646
Ghana	—	96,921	—	96,921
Greece	—	524,492	—	524,492
Guatemala	—	93,444	—	93,444
Hong Kong	—	491,839	—	491,839
India	—	320,241	—	320,241
Indonesia	—	97,438	1,444	98,882
Ireland	—	374,360	—	374,360
Israel	—	269,420	—	269,420
Italy	—	2,049,709	—	2,049,709
Japan	—	485,639	—	485,639
Luxembourg	—	2,033,590	—	2,033,590
Malta	—	83,278	—	83,278
Mauritius	—	215,092	—	215,092
Mexico	—	1,257,593	—	1,257,593
Morocco	—	92,150	—	92,150
Netherlands	—	1,639,966	—	1,639,966
Norway	—	107,131	—	107,131
Panama	—	107,978	—	107,978
Peru	—	185,144	—	185,144
Poland	—	201,236	—	201,236
Portugal	—	310,295	—	310,295
Romania	—	113,204	—	113,204
Singapore	—	77,500	—	77,500
South Africa	—	146,088	—	146,088
Spain	—	687,203	1,340	688,543
Sweden	—	481,432	—	481,432
Switzerland	—	104,982	—	104,982
Tanzania	—	39,323	—	39,323
Turkey	—	592,120	—	592,120
United Arab Emirates	—	194,185	—	194,185
United Kingdom	—	3,149,769	—	3,149,769
United States	—	1,247,251	—	1,247,251
Uzbekistan	—	41,975	—	41,975
Zambia	—	96,292	—	96,292
Common Stock *	—	1,008	—	1,008
Warrants *	14	—	—	14

See Notes to Financial Statements

71

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Money Market Fund	860,040	—	—	860,040
Total Investments	$860,054	$29,727,735	$2,784	$30,590,573

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

72

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

		Par (000’s	)	Value
CORPORATE BONDS: 7.4%
Canada: 0.0%
Export Development Canada Reg S 30.00%, 12/05/25	TRY	34,000		$888,212
Cayman Islands: 0.2%
QNB Finance Ltd. 13.50%, 10/06/25	TRY	30,800		626,460
QNB Finance Ltd. Reg S
3.50%, 03/09/26	CNY	14,100		1,946,565
6.90%, 01/23/25	IDR	45,000,000		2,729,308
				5,302,333
Colombia: 0.1%
Empresas Publicas de Medellin ESP Reg S 7.62%, 09/10/24	COP	3,596,000		912,351
Financiera de Desarrollo Territorial SA Findeter Reg S 7.88%, 08/12/24	COP	4,500,000		1,140,850
				2,053,201
Germany: 0.1%
Kreditanstalt fuer Wiederaufbau 0.62%, 07/25/25	PLN	16,000		3,722,710
Indonesia: 0.4%
Perusahaan Penerbit SBSN
4.88%, 07/15/26	IDR	43,810,000		2,584,975
6.38%, 03/15/34	IDR	43,510,000		2,562,480
6.88%, 03/15/36	IDR	27,780,000		1,696,705
8.88%, 11/15/31	IDR	54,120,000		3,711,035
Perusahaan Penerbit SBSN Indonesia 5.88%, 07/15/28	IDR	14,260,000		845,052
				11,400,247
Luxembourg: 0.4%
European Investment Bank Reg S
1.00%, 02/25/28	PLN	20,442		4,249,893
3.00%, 11/25/29	PLN	34,250		7,371,330
				11,621,223
South Africa: 0.2%
Eskom Holdings SOC Ltd.
0.01%, 08/18/27	ZAR	82,555		2,603,956
7.50%, 09/15/33	ZAR	11,000		415,031
7.85%, 04/02/26	ZAR	24,350		1,244,738
Transnet SOC Ltd. 9.50%, 08/19/25	ZAR	21,000		1,099,793
Transnet SOC Ltd. Reg S 13.50%, 04/18/28	ZAR	5,150		282,711
				5,646,229
Supranational: 3.2%
European Investment Bank
7.75%, 01/30/25	MXN	25,600		1,460,887
8.12%, 12/21/26	ZAR	202,095		10,599,890
		Par (000’s	)	Value
Supranational (continued)
European Investment Bank 144A 5.75%, 01/24/25	IDR	51,750,000		$3,157,052
European Investment Bank Reg S
2.75%, 08/25/26	PLN	55,008		12,777,223
8.00%, 05/05/27	ZAR	17,585		916,079
Inter-American Development Bank 7.50%, 12/05/24	MXN	387,765		22,366,725
International Finance Corp.
7.00%, 07/20/27	MXN	206,160		10,947,769
7.50%, 01/18/28	MXN	117,900		6,349,723
7.75%, 01/18/30	MXN	167,130		8,882,310
8.00%, 07/27/27	ZAR	3,050		158,327
International Finance Corp. Reg S 8.38%, 05/31/29	MXN	214,440		11,736,263
				89,352,248
United Kingdom: 1.6%
European Bank for Reconstruction & Development
0.87%, 03/04/26	PLN	7,000		1,567,479
3.70%, 02/02/26	CZK	114,000		4,790,336
4.25%, 02/07/28	IDR	47,900,000		2,711,682
5.67%, 11/04/24	CZK	44,200		1,887,928
6.50%, 05/19/25	PLN	6,100		1,516,585
8.00%, 06/24/24	PLN	4,000		993,451
30.00%, 08/25/25	TRY	117,100		3,151,734
European Bank for Reconstruction & Development Reg S
0.37%, 12/22/24	PLN	15,870		3,801,693
3.01%, 03/13/28	PLN	20,740		4,630,417
5.08%, 12/15/25	MXN	339,790		18,172,817
				43,224,122
United States: 1.2%
International Bank for Reconstruction & Development
2.00%, 02/18/26	CNY	30,000		4,081,340
2.75%, 01/19/27	CNY	21,000		2,900,812
4.25%, 01/22/26	MXN	155,000		8,189,615
4.60%, 02/09/26	IDR	41,600,000		2,470,416
5.30%, 06/25/30	MXN	45,000		2,065,058
5.73%, 08/02/27	PLN	3,600		888,680
7.25%, 01/21/27	MXN	166,000		8,975,311
International Finance Corp. 5.02%, 02/11/28	MXN	40,000		2,012,419
				31,583,651
Total Corporate Bonds (Cost: $217,713,669)				204,794,176

See Notes to Financial Statements

73

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s	)	Value
GOVERNMENT OBLIGATIONS: 90.8%
Brazil: 7.8%
Brazil Letras do Tesouro Nacional
0.00%, 07/01/25 ^	BRL	129,310		$22,228,528
0.00%, 01/01/26 ^	BRL	190,450		31,010,888
0.00%, 07/01/26 ^	BRL	218,990		33,800,485
0.00%, 07/01/27 ^	BRL	107,680		14,862,952
0.00%, 01/01/28 ^	BRL	22,300		2,901,545
0.00%, 01/01/30 ^	BRL	15,860		1,652,719
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/25	BRL	137,105		26,351,363
10.00%, 01/01/27	BRL	141,530		26,706,698
10.00%, 01/01/29	BRL	156,260		28,705,124
10.00%, 01/01/31	BRL	71,140		12,720,772
10.00%, 01/01/33	BRL	72,650		12,794,538
10.00%, 01/01/35	BRL	16,690		2,906,572
				216,642,184
Chile: 4.1%
Bonos de la Tesoreria de la Republica de Chile
2.50%, 03/01/25	CLP	23,535,000		24,000,082
4.50%, 03/01/26	CLP	14,215,000		14,578,909
5.00%, 03/01/35	CLP	17,640,000		16,959,866
6.00%, 01/01/43	CLP	14,550,000		15,280,005
Bonos de la Tesoreria de la Republica de Chile 144A Reg S
2.30%, 10/01/28	CLP	4,450,000		4,014,282
4.70%, 09/01/30	CLP	17,095,000		16,649,633
5.00%, 10/01/28	CLP	6,415,000		6,452,091
6.00%, 04/01/33	CLP	11,705,000		12,252,982
7.00%, 05/01/34	CLP	4,135,000		4,636,453
				114,824,303
China: 9.7%
Asian Infrastructure Investment Bank Reg S
5.00%, 03/05/26	MXN	55,650		2,924,560
30.00%, 09/29/27	TRY	17,000		525,072
China Government Bond
1.99%, 04/09/25	CNY	44,670		6,180,649
2.18%, 08/25/25	CNY	32,760		4,541,575
2.18%, 08/15/26	CNY	7,300		1,012,327
2.24%, 05/25/25	CNY	15,880		2,203,909
2.26%, 02/24/25	CNY	23,030		3,193,683
2.28%, 11/25/25	CNY	22,480		3,121,849
2.30%, 05/15/26	CNY	32,200		4,474,021
2.35%, 02/25/34	CNY	11,140		1,546,124
2.37%, 01/20/27	CNY	14,920		2,078,716
2.37%, 01/15/29	CNY	23,830		3,325,768
2.39%, 11/15/26	CNY	44,360		6,176,209
2.40%, 07/15/28	CNY	12,110		1,686,600
2.44%, 10/15/27	CNY	30,380		4,240,462
2.46%, 02/15/26	CNY	2,120		295,383
2.48%, 04/15/27	CNY	33,690		4,708,681
2.48%, 09/25/28	CNY	7,680		1,073,281
2.50%, 07/25/27	CNY	15,300		2,138,881
2.52%, 08/25/33	CNY	41,120		5,750,448
		Par (000’s	)	Value
China (continued)
2.54%, 12/25/30	CNY	32,740		$4,587,822
2.55%, 10/15/28	CNY	32,830		4,606,282
2.60%, 09/15/30	CNY	34,620		4,866,500
2.60%, 09/01/32	CNY	27,380		3,840,895
2.62%, 04/15/28	CNY	45,690		6,416,997
2.62%, 09/25/29	CNY	30,420		4,284,411
2.62%, 06/25/30	CNY	21,300		2,992,860
2.64%, 01/15/28	CNY	32,920		4,624,701
2.67%, 05/25/33	CNY	24,480		3,465,379
2.67%, 11/25/33	CNY	43,510		6,166,165
2.68%, 05/21/30	CNY	53,680		7,575,741
2.69%, 08/12/26	CNY	59,690		8,371,668
2.69%, 08/15/32	CNY	28,640		4,053,586
2.75%, 06/15/29	CNY	29,140		4,126,459
2.75%, 02/17/32	CNY	33,470		4,754,451
2.76%, 05/15/32	CNY	25,610		3,638,669
2.79%, 12/15/29	CNY	28,690		4,079,287
2.80%, 03/24/29	CNY	32,040		4,550,339
2.80%, 03/25/30	CNY	30,310		4,310,642
2.80%, 11/15/32	CNY	40,910		5,850,926
2.85%, 06/04/27	CNY	47,560		6,726,849
2.88%, 02/25/33	CNY	50,990		7,323,323
2.89%, 11/18/31	CNY	26,790		3,841,708
2.91%, 10/14/28	CNY	56,230		8,012,548
3.00%, 10/15/53	CNY	11,040		1,670,972
3.01%, 05/13/28	CNY	43,950		6,286,510
3.02%, 10/22/25	CNY	43,840		6,156,694
3.02%, 05/27/31	CNY	48,940		7,070,858
3.03%, 03/11/26	CNY	21,530		3,036,371
3.12%, 12/05/26	CNY	27,190		3,872,213
3.12%, 10/25/52	CNY	23,610		3,562,525
3.13%, 11/21/29	CNY	31,030		4,499,601
3.19%, 04/15/53	CNY	11,960		1,860,693
3.22%, 12/06/25	CNY	26,380		3,726,178
3.25%, 06/06/26	CNY	39,530		5,618,555
3.25%, 11/22/28	CNY	31,310		4,547,066
3.27%, 11/19/30	CNY	46,630		6,867,337
3.28%, 12/03/27	CNY	43,100		6,228,874
3.29%, 05/23/29	CNY	35,560		5,200,363
3.32%, 04/15/52	CNY	17,770		2,774,708
3.53%, 10/18/51	CNY	17,720		2,853,800
3.72%, 04/12/51	CNY	22,020		3,658,932
3.81%, 09/14/50	CNY	36,040		6,052,996
				269,811,652
Colombia: 5.1%
Colombian TES
5.75%, 11/03/27	COP	40,675,500		9,174,891
6.00%, 04/28/28	COP	68,729,100		15,412,152
6.25%, 11/26/25	COP	21,797,000		5,378,820
6.25%, 07/09/36	COP	25,375,000		4,539,708
7.00%, 03/26/31	COP	63,143,000		13,701,062
7.00%, 06/30/32	COP	57,832,200		12,117,986
7.25%, 10/18/34	COP	57,618,700		11,769,129
7.25%, 10/26/50	COP	58,709,200		10,205,840
7.50%, 08/26/26	COP	61,969,100		15,168,409
7.75%, 09/18/30	COP	45,373,100		10,368,109
9.25%, 05/28/42	COP	78,751,400		17,316,700

See Notes to Financial Statements

74

		Par (000’s	)	Value
Colombia (continued)
13.25%, 02/09/33	COP	53,417,000		$15,749,245
				140,902,051
Czech Republic: 5.6%
Czech Republic Government Bond
0.01%, 12/12/24	CZK	51,240		2,115,547
0.05%, 11/29/29	CZK	116,100		3,927,520
0.25%, 02/10/27	CZK	249,610		9,531,509
1.20%, 03/13/31	CZK	264,530		9,229,151
1.25%, 02/14/25	CZK	170,790		7,084,451
1.50%, 04/24/40	CZK	118,760		3,397,099
1.75%, 06/23/32	CZK	263,020		9,260,697
1.95%, 07/30/37	CZK	87,970		2,835,808
2.00%, 10/13/33	CZK	256,210		8,985,993
2.75%, 07/23/29	CZK	253,340		10,028,864
3.50%, 05/30/35	CZK	139,850		5,512,021
4.50%, 11/11/32	CZK	115,190		4,960,816
4.90%, 04/14/34	CZK	118,370		5,258,643
5.00%, 09/30/30	CZK	260,910		11,557,806
5.50%, 12/12/28	CZK	172,870		7,736,659
5.75%, 03/29/29	CZK	112,550		5,096,356
6.00%, 02/26/26	CZK	155,310		6,808,032
6.20%, 06/16/31	CZK	65,070		3,089,709
Czech Republic Government Bond Reg S
0.95%, 05/15/30	CZK	253,910		8,929,158
1.00%, 06/26/26	CZK	254,190		10,099,564
2.40%, 09/17/25	CZK	141,280		5,855,502
2.50%, 08/25/28	CZK	258,820		10,266,377
4.20%, 12/04/36	CZK	134,730		5,651,781
				157,219,063
Dominican Republic: 1.2%
Dominican Republic International Bond 144A
9.75%, 06/05/26	DOP	141,100		2,430,043
11.25%, 09/15/35	DOP	442,000		7,988,723
13.62%, 02/03/33	DOP	858,450		17,547,472
Dominican Republic International Bond Reg S
9.75%, 06/05/26	DOP	115,390		1,987,262
11.25%, 09/15/35	DOP	92,000		1,662,811
13.62%, 02/03/33	DOP	124,680		2,548,569
				34,164,880
Hungary: 4.6%
Hungary Government Bond
1.00%, 11/26/25	HUF	3,916,650		9,755,133
1.50%, 04/22/26	HUF	3,509,920		8,624,638
1.50%, 08/26/26	HUF	2,510,970		6,057,080
2.00%, 05/23/29	HUF	2,893,980		6,227,882
2.25%, 04/20/33 †	HUF	4,179,360		7,834,027
2.25%, 06/22/34	HUF	1,156,250		2,083,776
2.75%, 12/22/26	HUF	2,760,100		6,759,459
3.00%, 10/27/27	HUF	3,626,420		8,669,298
3.00%, 08/21/30	HUF	3,705,860		8,046,771
		Par (000’s	)	Value
Hungary (continued)
3.00%, 10/27/38	HUF	2,878,280		$5,043,979
3.00%, 04/25/41	HUF	1,741,540		2,886,779
3.25%, 10/22/31	HUF	4,380,830		9,348,595
4.50%, 03/23/28	HUF	1,733,510		4,326,780
4.75%, 11/24/32	HUF	3,877,500		9,023,065
5.50%, 06/24/25	HUF	3,096,250		8,311,016
6.75%, 10/22/28	HUF	5,476,420		14,730,590
7.00%, 10/24/35	HUF	980,700		2,678,552
9.50%, 10/21/26	HUF	2,220,770		6,369,451
				126,776,871
Indonesia: 8.3%
Indonesia Treasury Bond
5.12%, 04/15/27	IDR	139,525,000		8,151,288
5.50%, 04/15/26	IDR	119,425,000		7,125,620
6.12%, 05/15/28	IDR	94,862,000		5,618,545
6.25%, 06/15/36	IDR	61,540,000		3,517,358
6.38%, 08/15/28	IDR	120,425,000		7,205,229
6.38%, 04/15/32	IDR	195,160,000		11,437,995
6.38%, 07/15/37	IDR	26,400,000		1,534,425
6.50%, 06/15/25	IDR	66,190,000		4,028,390
6.50%, 02/15/31	IDR	215,987,000		12,709,005
6.62%, 05/15/33	IDR	111,933,000		6,742,459
6.62%, 02/15/34	IDR	97,330,000		5,735,646
6.88%, 04/15/29	IDR	107,838,000		6,562,964
7.00%, 05/15/27	IDR	132,588,000		8,177,371
7.00%, 09/15/30	IDR	198,855,000		12,109,129
7.00%, 02/15/33	IDR	189,288,000		11,624,856
7.12%, 06/15/38	IDR	97,670,000		5,973,067
7.12%, 06/15/42	IDR	132,582,000		8,064,648
7.12%, 06/15/43	IDR	80,490,000		4,934,765
7.50%, 08/15/32	IDR	73,230,000		4,587,909
7.50%, 06/15/35	IDR	171,710,000		10,791,140
7.50%, 05/15/38	IDR	80,299,000		5,072,738
7.50%, 04/15/40	IDR	174,232,000		11,002,303
8.25%, 05/15/29	IDR	134,761,000		8,664,063
8.25%, 06/15/32	IDR	53,204,000		3,504,396
8.25%, 05/15/36	IDR	118,525,000		7,890,605
8.38%, 09/15/26	IDR	164,002,000		10,377,572
8.38%, 03/15/34	IDR	171,488,000		11,400,859
8.38%, 04/15/39	IDR	68,343,000		4,654,620
8.75%, 05/15/31	IDR	82,227,000		5,474,544
9.00%, 03/15/29	IDR	108,742,000		7,190,010
9.50%, 07/15/31	IDR	30,011,000		2,096,894
10.50%, 08/15/30	IDR	47,802,000		3,454,454
11.00%, 09/15/25	IDR	32,382,000		2,109,259
				229,524,126
Malaysia: 8.0%
Malaysia Government Bond
2.63%, 04/15/31	MYR	30,381		5,872,788
3.50%, 05/31/27	MYR	28,227		5,892,498
3.52%, 04/20/28	MYR	20,177		4,192,303
3.58%, 07/15/32	MYR	23,676		4,820,503
3.73%, 06/15/28	MYR	29,550		6,176,365
3.76%, 05/22/40	MYR	36,563		7,306,372
3.83%, 07/05/34	MYR	23,503		4,841,182
3.88%, 03/14/25	MYR	22,046		4,639,076
3.88%, 08/15/29	MYR	28,237		5,943,031

See Notes to Financial Statements

75

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s	)	Value
Malaysia (continued)
3.90%, 11/30/26	MYR	29,656		$6,265,120
3.90%, 11/16/27	MYR	31,535		6,670,443
3.91%, 07/15/26	MYR	26,697		5,637,139
3.96%, 09/15/25	MYR	28,023		5,910,277
4.07%, 06/15/50	MYR	34,997		7,093,182
4.25%, 05/31/35	MYR	20,043		4,275,924
4.46%, 03/31/53	MYR	20,003		4,299,456
4.50%, 04/30/29	MYR	12,163		2,628,453
4.64%, 11/07/33	MYR	29,435		6,483,339
4.70%, 10/15/42	MYR	29,908		6,646,384
4.76%, 04/07/37	MYR	32,559		7,292,886
4.89%, 06/08/38	MYR	31,450		7,132,840
4.92%, 07/06/48	MYR	20,722		4,769,626
Malaysia Government Investment Issue
3.42%, 09/30/27	MYR	30,362		6,311,102
3.45%, 07/15/36	MYR	27,171		5,380,537
3.46%, 10/15/30	MYR	35,044		7,170,297
3.60%, 07/31/28	MYR	27,437		5,718,279
3.73%, 03/31/26	MYR	31,154		6,558,286
3.99%, 10/15/25	MYR	31,634		6,680,486
4.07%, 09/30/26	MYR	33,397		7,073,472
4.13%, 08/15/25	MYR	22,474		4,751,447
4.13%, 07/09/29	MYR	28,708		6,107,677
4.19%, 10/07/32	MYR	27,884		5,944,765
4.25%, 09/30/30	MYR	27,767		5,947,181
4.26%, 07/26/27	MYR	14,615		3,117,646
4.29%, 08/14/43	MYR	26,148		5,527,330
4.37%, 10/31/28	MYR	31,945		6,862,310
4.42%, 09/30/41	MYR	26,178		5,688,248
4.47%, 09/15/39	MYR	29,250		6,397,449
4.66%, 03/31/38	MYR	13,575		3,030,474
				223,056,173
Mexico: 5.3%
Mexican Bonos
5.00%, 03/06/25	MXN	10,043		562,493
5.50%, 03/04/27	MXN	294,232		15,260,317
5.75%, 03/05/26	MXN	7,511		404,757
7.00%, 09/03/26	MXN	12,487		679,092
7.50%, 06/03/27	MXN	214,120		11,641,522
7.50%, 05/26/33	MXN	338,328		16,945,887
7.75%, 05/29/31	MXN	478,957		24,927,056
7.75%, 11/23/34	MXN	154,640		7,775,433
7.75%, 11/13/42	MXN	393,023		18,632,887
8.00%, 05/24/35	MXN	29,484		1,501,774
8.00%, 11/07/47	MXN	309,675		14,894,956
8.00%, 07/31/53	MXN	273,988		13,048,862
8.50%, 03/01/29	MXN	26,533		1,465,688
8.50%, 05/31/29	MXN	35,737		1,969,005
8.50%, 11/18/38	MXN	253,811		13,211,272
10.00%, 11/20/36	MXN	89,619		5,286,099
				148,207,100
Peru: 4.3%
Peru Government Bond
5.35%, 08/12/40	PEN	36,729		7,864,946
5.40%, 08/12/34	PEN	54,690		12,621,022
5.94%, 02/12/29	PEN	60,877		16,189,251
6.15%, 08/12/32	PEN	67,510		17,019,100
		Par (000’s	)	Value
Peru (continued)
6.35%, 08/12/28	PEN	39,090		$10,630,175
6.90%, 08/12/37	PEN	65,489		16,607,247
6.95%, 08/12/31	PEN	63,627		17,129,569
8.20%, 08/12/26	PEN	23,922		6,750,481
Peru Government Bond 144A Reg S 7.30%, 08/12/33	PEN	57,058		15,344,973
				120,156,764
Philippines: 0.1%
Asian Development Bank 2.50%, 02/15/27	CNY	14,000		1,914,239
Poland: 5.0%
Republic of Poland Government Bond
0.01%, 10/25/25	PLN	19,832		4,548,080
0.25%, 10/25/26	PLN	45,975		10,055,462
0.75%, 04/25/25	PLN	17,284		4,098,401
1.25%, 10/25/30	PLN	70,288		13,361,651
1.75%, 04/25/32	PLN	65,022		12,095,573
2.50%, 07/25/26	PLN	17,354		4,040,339
2.50%, 07/25/27	PLN	50,849		11,511,845
2.75%, 04/25/28	PLN	39,621		8,866,005
2.75%, 10/25/29	PLN	49,284		10,604,592
3.25%, 07/25/25	PLN	53,429		12,898,067
3.75%, 05/25/27	PLN	46,071		10,870,686
4.75%, 07/25/29	PLN	10,530		2,508,218
6.00%, 10/25/33 †	PLN	74,192		18,702,686
7.50%, 07/25/28	PLN	52,316		13,856,881
				138,018,486
Romania: 5.0%
Romania Government Bond
2.50%, 10/25/27	RON	25,805		4,913,694
3.25%, 06/24/26	RON	30,945		6,288,668
3.50%, 11/25/25	RON	24,525		5,083,084
3.65%, 07/28/25	RON	27,710		5,792,927
3.65%, 09/24/31	RON	30,410		5,375,251
4.15%, 01/26/28	RON	30,355		6,072,826
4.15%, 10/24/30	RON	29,360		5,507,475
4.25%, 04/28/36	RON	24,340		4,106,699
4.75%, 02/24/25	RON	30,005		6,383,662
4.75%, 10/11/34	RON	30,545		5,526,873
4.85%, 04/22/26	RON	29,140		6,128,034
4.85%, 07/25/29	RON	29,700		5,937,461
5.00%, 02/12/29	RON	30,300		6,115,637
5.80%, 07/26/27	RON	31,050		6,584,448
6.70%, 02/25/32	RON	31,420		6,720,927
7.20%, 10/28/26	RON	26,810		5,877,649
7.20%, 05/31/27	RON	22,950		5,052,776
7.20%, 10/30/33	RON	23,740		5,229,583
7.35%, 04/28/31	RON	27,160		6,064,484
7.90%, 02/24/38	RON	27,150		6,318,598
8.00%, 04/29/30	RON	31,465		7,185,379
8.25%, 09/29/32	RON	33,685		7,854,683
8.75%, 10/30/28	RON	33,570		7,830,773
				137,951,591
Serbia: 1.2%
Serbia Treasury Bonds

See Notes to Financial Statements

76

		Par (000’s	)	Value
Serbia (continued)
4.50%, 01/11/26	RSD	893,170		$8,158,555
4.50%, 08/20/32	RSD	1,376,600		11,486,469
5.88%, 02/08/28	RSD	916,540		8,635,690
7.00%, 10/26/31	RSD	671,170		6,553,897
				34,834,611
South Africa: 6.1%
Republic of South Africa Government Bond
6.25%, 03/31/36	ZAR	153,418		5,131,812
6.50%, 02/28/41	ZAR	136,125		4,194,537
7.00%, 02/28/31	ZAR	282,863		12,062,748
8.00%, 01/31/30	ZAR	518,920		24,476,009
8.25%, 03/31/32	ZAR	453,345		20,034,599
8.50%, 01/31/37	ZAR	428,691		17,019,583
8.75%, 01/31/44	ZAR	370,842		13,974,772
8.75%, 02/28/48	ZAR	615,392		23,097,240
8.88%, 02/28/35	ZAR	463,695		19,839,621
9.00%, 01/31/40	ZAR	361,678		14,351,406
10.50%, 12/21/26	ZAR	213,494		11,609,989
11.62%, 03/31/53	ZAR	56,346		2,749,745
				168,542,061
Thailand: 7.2%
Thailand Government Bond
0.95%, 06/17/25	THB	315,374		8,379,895
1.00%, 06/17/27	THB	422,785		10,923,409
1.45%, 12/17/24	THB	335,588		9,007,721
1.58%, 12/17/35	THB	291,502		6,881,073
1.60%, 12/17/29	THB	285,607		7,309,327
1.60%, 06/17/35	THB	157,709		3,762,525
2.00%, 12/17/31	THB	401,247		10,316,741
2.00%, 06/17/42	THB	209,406		4,746,846
2.12%, 12/17/26	THB	331,221		8,881,629
2.25%, 03/17/27	THB	340,940		9,159,046
2.35%, 06/17/26	THB	326,797		8,817,209
2.40%, 03/17/29	THB	240,887		6,454,046
2.65%, 06/17/28	THB	377,257		10,231,557
2.80%, 06/17/34	THB	87,585		2,376,482
2.88%, 12/17/28	THB	277,367		7,596,560
2.88%, 06/17/46	THB	251,454		6,334,694
3.30%, 06/17/38	THB	348,985		9,707,596
3.35%, 06/17/33	THB	343,006		9,687,249
3.39%, 06/17/37	THB	317,083		8,939,010
3.40%, 06/17/36	THB	278,253		7,840,521
3.45%, 06/17/43	THB	272,440		7,529,022
3.65%, 06/20/31	THB	276,526		7,929,592
3.77%, 06/25/32	THB	376,151		10,919,534
3.85%, 12/12/25	THB	287,664		7,940,997
		Par (000’s	)	Value
Thailand (continued)
4.88%, 06/22/29	THB	309,086		$9,255,169
				200,927,450
Turkey: 1.0%
Turkiye Government Bond
8.00%, 03/12/25	TRY	19,055		456,122
10.50%, 08/11/27	TRY	126,924		2,356,071
10.60%, 02/11/26	TRY	43,918		892,901
11.00%, 02/24/27	TRY	32,279		622,619
11.70%, 11/13/30	TRY	108,464		2,016,751
12.40%, 03/08/28	TRY	286,861		5,621,772
12.60%, 10/01/25	TRY	15,234		335,721
16.90%, 09/02/26	TRY	88,213		1,954,900
17.30%, 07/19/28	TRY	236,865		5,589,389
17.80%, 07/13/33	TRY	182,425		4,102,302
26.20%, 10/05/33	TRY	112,560		3,473,119
				27,421,667
Uruguay: 1.2%
Uruguay Government International Bond
8.25%, 05/21/31	UYU	850,945		21,170,941
9.75%, 07/20/33	UYU	268,980		7,317,006
Uruguay Government International Bond 144A 8.50%, 03/15/28	UYU	25,635		657,265
Uruguay Government International Bond Reg S 8.50%, 03/15/28	UYU	174,926		4,484,989
				33,630,201
Total Government Obligations (Cost: $2,760,257,039)				2,524,525,473
Total Investments Before Collateral for Securities Loaned: 98.2% (Cost: $2,977,970,708)				2,729,319,649

		Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.2%
Money Market Fund: 0.2% (Cost: $5,691,051)
State Street Navigator Securities Lending Government Money Market Portfolio		5,691,051		5,691,051
Total Investments: 98.4% (Cost: $2,983,661,759)				2,735,010,700
Other assets less liabilities: 1.6%				43,665,481
NET ASSETS: 100.0%				$2,778,676,181

See Notes to Financial Statements

77

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
THB	Thai Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Footnotes:

^	Zero Coupon Bond
†	Security fully or partially on loan. Total market value of securities on loan is $5,532,214.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $91,130,969, or 3.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Government	92.9%	$2,535,925,720
Financials	6.8	186,835,349
Utilities	0.2	5,176,076
Industrials	0.1	1,382,504
	100.0%	$2,729,319,649

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$204,794,176	$—	$204,794,176
Government Obligations *	—	2,524,525,473	—	2,524,525,473
Money Market Fund	5,691,051	—	—	5,691,051
Total Investments	$5,691,051	$2,729,319,649	$—	$2,735,010,700

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

78

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
CORPORATE BONDS: 98.2%
Bermuda: 0.2%
Arch Capital Group Ltd. 3.63%, 06/30/50	$25		$17,368
Canada: 6.1%
Alimentation Couche-Tard, Inc. 144A
3.55%, 07/26/27	40		37,669
3.80%, 01/25/50	25		18,176
Bank of Nova Scotia
4.50%, 12/16/25	50		48,906
4.59% (US Treasury Yield Curve Rate T 5 Year+2.05%), 05/04/37	50		44,152
Canadian Natural Resources Ltd. 3.85%, 06/01/27	25		23,794
Canadian Pacific Railway Co. 1.75%, 12/02/26	25		22,809
CI Financial Corp.
3.20%, 12/17/30	25		19,917
4.10%, 06/15/51	25		14,701
Emera US Finance LP 4.75%, 06/15/46	50		39,025
Enbridge, Inc.
2.50%, 08/01/33	25		19,328
3.12%, 11/15/29	75		66,666
4.25%, 12/01/26	25		24,240
8.50% (US Treasury Yield Curve Rate T 5 Year+4.43%), 01/15/84	50		52,877
Fortis, Inc. 3.06%, 10/04/26	25		23,550
Toronto-Dominion Bank 8.12% (US Treasury Yield Curve Rate T 5 Year+4.08%), 10/31/82	50		51,540
			507,350
France: 6.6%
BNP Paribas SA 144A 2.59% (US Treasury Yield Curve Rate T 5 Year+2.05%), 08/12/35	75		60,490
4.38%, 09/28/25	25		24,421
Credit Agricole SA 144A 6.25% (SOFR+2.67%), 01/10/35	50		49,471
Societe Generale SA 144A 1.49% (US Treasury Yield Curve Rate T 1 Year+1.10%), 12/14/26	50		46,436
1.79% (US Treasury Yield Curve Rate T 1 Year+1.00%), 06/09/27	50		45,705
3.00%, 01/22/30	100		85,330
3.34% (US Treasury Yield Curve Rate T 1 Year+1.60%), 01/21/33	50		40,951
3.62%, 03/01/41	125		82,505
	Par (000 ’s	)	Value
France (continued)
4.75%, 11/24/25	$50		$48,803
4.75%, 09/14/28	50		48,114
6.07% (US Treasury Yield Curve Rate T 1 Year+2.10%), 01/19/35	25		24,437
			556,663
Italy: 2.0%
Intesa Sanpaolo SpA 144A
6.62%, 06/20/33	25		25,198
7.00%, 11/21/25	50		50,638
7.20%, 11/28/33	50		52,280
UniCredit SpA 144A 3.13% (US Treasury Yield Curve Rate T 1 Year+1.55%), 06/03/32	50		41,318
			169,434
Mexico: 0.7%
Infraestructura Energetica Nova SAPI de CV 144A 4.75%, 01/15/51	50		36,781
Sitios Latinoamerica SAB de CV 144A 5.38%, 04/04/32	25		22,858
			59,639
Netherlands: 3.2%
Deutsche Telekom International Finance BV 8.75%, 06/15/30	75		86,506
Deutsche Telekom International Finance BV 144A 4.38%, 06/21/28	25		24,039
Enel Finance International NV 144A 6.80%, 10/14/25	25		25,427
Prosus NV 144A
3.06%, 07/13/31	50		40,094
3.68%, 01/21/30	25		21,531
4.99%, 01/19/52	100		72,875
			270,472
Norway: 0.3%
Var Energi ASA 144A 8.00%, 11/15/32	25		27,530
United Kingdom: 1.0%
Ferguson Finance Plc 144A 4.50%, 10/24/28	25		24,080
HSBC Holdings Plc 6.50%, 09/15/37	25		25,253
Lloyds Banking Group Plc 3.37% (US Treasury Yield Curve Rate T 5 Year+1.50%), 12/14/46	50		33,882
			83,215
United States: 78.1%
Alcon Finance Corp. 144A 3.00%, 09/23/29	25		22,193
Altria Group, Inc. 3.40%, 05/06/30	25		22,191

See Notes to Financial Statements

79

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
3.88%, 09/16/46	$75		$53,178
4.25%, 08/09/42	50		39,042
4.80%, 02/14/29	75		72,819
5.80%, 02/14/39	50		48,855
5.95%, 02/14/49 †	25		24,134
Ares Capital Corp.
2.15%, 07/15/26	25		22,963
3.25%, 07/15/25	25		24,114
3.88%, 01/15/26	50		48,158
AT&T, Inc.
3.65%, 09/15/59	100		64,926
3.85%, 06/01/60	75		50,829
BAT Capital Corp. 3.73%, 09/25/40	50		36,238
Becton Dickinson & Co. 3.70%, 06/06/27	50		47,486
Berry Global, Inc. 1.57%, 01/15/26	50		46,590
Berry Global, Inc. 144A 4.88%, 07/15/26	25		24,489
Blue Owl Capital Corp. 3.40%, 07/15/26	50		46,898
Brighthouse Financial, Inc. 4.70%, 06/22/47	25		19,031
Broadcom, Inc.
3.15%, 11/15/25	50		48,186
4.15%, 11/15/30	50		46,158
Broadcom, Inc. 144A
1.95%, 02/15/28	50		43,958
3.42%, 04/15/33	50		42,007
Capital One Financial Corp. 6.38% (SOFR+2.86%), 06/08/34	75		75,522
Carlisle Cos, Inc. 2.75%, 03/01/30	25		21,554
CDW LLC / CDW Finance Corp. 3.57%, 12/01/31	25		21,297
Centene Corp.
2.62%, 08/01/31	75		60,080
3.38%, 02/15/30	75		65,404
4.62%, 12/15/29	75		69,902
CF Industries, Inc. 144A 4.50%, 12/01/26	25		24,196
Charter Communications Operating LLC / Charter Communications Operating Capital
2.25%, 01/15/29	25		20,874
2.30%, 02/01/32	50		37,284
2.80%, 04/01/31	25		19,863
4.91%, 07/23/25	75		73,992
5.05%, 03/30/29	75		70,861
5.12%, 07/01/49	20		14,665
5.38%, 04/01/38	50		41,451
5.38%, 05/01/47	75		57,370
6.48%, 10/23/45	75		66,435
	Par (000’s	)	Value
United States (continued)
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/29	$50		$45,435
5.12%, 06/30/27	25		24,652
Cheniere Energy, Inc. 4.62%, 10/15/28	25		23,917
Cigna Group 3.40%, 03/15/50	75		50,026
Citigroup, Inc. 5.83% (SOFR+2.06%), 02/13/35	75		72,215
Columbia Pipeline Group, Inc. 4.50%, 06/01/25	25		24,620
Conagra Brands, Inc.
4.85%, 11/01/28 †	50		48,414
5.30%, 11/01/38	50		45,838
Constellation Brands, Inc. 2.25%, 08/01/31	50		40,057
Deutsche Bank AG
2.13% (SOFR+1.87%), 11/24/26	50		47,059
3.74% (SOFR+2.26%), 01/07/33	75		60,306
Equinix, Inc.
2.15%, 07/15/30	25		20,384
3.20%, 11/18/29	25		22,050
3.90%, 04/15/32	25		22,118
Everest Reinsurance Holdings, Inc. 3.12%, 10/15/52	50		30,202
Fiserv, Inc.
3.20%, 07/01/26	50		47,636
3.85%, 06/01/25	50		48,998
4.20%, 10/01/28	50		47,392
5.45%, 03/02/28	75		74,805
5.62%, 08/21/33	25		24,823
Gartner, Inc. 144A 3.75%, 10/01/30	25		21,781
General Mills, Inc.
2.88%, 04/15/30	50		43,554
4.95%, 03/29/33 †	25		23,961
GLP Capital LP / GLP Financing II, Inc. 5.30%, 01/15/29	25		24,288
HCA, Inc.
4.12%, 06/15/29	50		46,470
5.12%, 06/15/39	50		45,112
5.25%, 06/15/26	25		24,748
5.25%, 06/15/49	50		43,295
5.50%, 06/15/47	50		44,988
International Flavors & Fragrances, Inc. 5.00%, 09/26/48	50		41,287
International Flavors & Fragrances, Inc. 144A 1.83%, 10/15/27	75		65,788
IQVIA, Inc.

See Notes to Financial Statements

80

	Par (000’s	)	Value
United States (continued)
6.25%, 02/01/29	$25		$25,428
ITC Holdings Corp. 144A 4.95%, 09/22/27	25		24,481
J M Smucker Co. 6.20%, 11/15/33	25		25,836
Kellanova 3.25%, 04/01/26	25		23,984
Keurig Dr Pepper, Inc. 5.10%, 03/15/27	50		49,664
Keurig Dr. Pepper, Inc.
3.95%, 04/15/29	25		23,439
4.05%, 04/15/32	50		45,411
KeyCorp 2.55%, 10/01/29	50		41,505
Kraft Heinz Foods Co.
3.00%, 06/01/26	50		47,741
5.00%, 06/04/42	25		22,343
5.20%, 07/15/45	50		45,114
6.88%, 01/26/39	25		27,256
Kraft Heinz Foods Co. 144A 7.12%, 08/01/39	50		55,258
Lowe’s Cos, Inc.
4.40%, 09/08/25	25		24,651
4.45%, 04/01/62	25		19,116
5.80%, 09/15/62	25		23,995
LPL Holdings, Inc. 144A 4.00%, 03/15/29	25		22,679
Marathon Petroleum Corp. 4.70%, 05/01/25	25		24,751
McCormick & Co., Inc. 3.40%, 08/15/27	25		23,450
McDonald’s Corp.
2.12%, 03/01/30	150		126,224
3.50%, 07/01/27	50		47,401
3.62%, 09/01/49	50		35,796
MetLife, Inc. 144A 9.25%, 04/08/38	25		28,789
Mondelez International, Inc.
1.50%, 05/04/25	25		23,985
2.75%, 04/13/30	25		21,668
3.00%, 03/17/32	25		21,078
MPLX LP 4.88%, 06/01/25	25		24,769
MSCI, Inc. 144A 3.62%, 09/01/30	25		21,785
NextEra Energy Capital Holdings, Inc. 2.25%, 06/01/30	25		20,766
Oracle Corp.
3.60%, 04/01/40	75		56,229
3.80%, 11/15/37	50		40,068
3.85%, 07/15/36	50		40,986
3.85%, 04/01/60	75		49,971
3.95%, 03/25/51 †	50		35,746
4.00%, 07/15/46	50		37,067
4.10%, 03/25/61	50		34,812
4.38%, 05/15/55	50		37,771
5.38%, 07/15/40	50		46,182
	Par (000’s	)	Value
United States (continued)
6.12%, 07/08/39	$25		$25,140
Pacific Gas and Electric Co.
2.10%, 08/01/27	75		66,818
2.50%, 02/01/31	50		40,564
3.25%, 06/01/31	50		42,318
3.50%, 08/01/50 †	50		32,093
3.75%, 07/01/28	50		46,134
4.50%, 07/01/40	50		40,611
4.95%, 07/01/50 †	75		61,055
6.75%, 01/15/53 †	25		25,793
6.95%, 03/15/34	25		26,434
Republic Services, Inc.
1.75%, 02/15/32	25		19,270
3.95%, 05/15/28	50		47,561
Reynolds American, Inc. 5.85%, 08/15/45	75		67,650
Sherwin-Williams Co. 3.45%, 06/01/27	50		47,226
Southern Co. 3.70%, 04/30/30	50		45,275
Sprint Capital Corp. 6.88%, 11/15/28	50		52,402
Sprint LLC 7.62%, 03/01/26	75		77,020
Time Warner Cable LLC
4.50%, 09/15/42	50		35,210
5.50%, 09/01/41	50		39,833
7.30%, 07/01/38	100		97,235
T-Mobile USA, Inc.
2.05%, 02/15/28	50		44,216
2.55%, 02/15/31	50		41,488
3.38%, 04/15/29	75		68,137
3.60%, 11/15/60	50		32,780
3.75%, 04/15/27	100		95,313
3.88%, 04/15/30	60		54,927
4.38%, 04/15/40	50		42,619
4.85%, 01/15/29	50		48,753
Tyson Foods, Inc.
4.00%, 03/01/26	25		24,278
4.55%, 06/02/47	50		39,518
5.10%, 09/28/48	25		21,409
United Rentals North America, Inc. 144A 6.00%, 12/15/29	25		24,769
Verisk Analytics, Inc. 4.00%, 06/15/25	25		24,497
Verizon Communications, Inc.
0.85%, 11/20/25	25		23,254
2.10%, 03/22/28	50		44,285
2.35%, 03/15/32 †	100		79,827
2.55%, 03/21/31	50		41,517
3.00%, 03/22/27	50		46,882
3.00%, 11/20/60	75		43,448
3.88%, 02/08/29	25		23,429
4.33%, 09/21/28	50		47,927
4.50%, 08/10/33	50		46,191
VICI Properties LP

See Notes to Financial Statements

81

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
5.12%, 05/15/32	$25		$23,246
5.62%, 05/15/52	25		21,849
VICI Properties LP / VICI Note Co., Inc. 144A
3.75%, 02/15/27	50		46,933
4.25%, 12/01/26	50		47,743
4.62%, 12/01/29	50		46,419
VMware LLC
1.40%, 08/15/26	25		22,739
4.50%, 05/15/25	50		49,406
	Par (000’s	)	Value
United States (continued)
Westinghouse Air Brake Technologies Corp. 3.45%, 11/15/26	$25		$23,715
Weyerhaeuser Co. 4.00%, 11/15/29	50		46,255
			6,452,018
Total Corporate Bonds (Cost: $8,537,128)			8,143,689
Total Investments: 98.2% (Cost: $8,537,128)			8,143,689
Other assets less liabilities: 1.8%			150,975
NET ASSETS: 100.0%			$8,294,664

Definitions:

SOFR	Secured Overnight Financing Rate

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $237,762.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $1,640,425, or 19.8% of net assets.

Summary of Investments by Sector	% of Investments	Value
Technology	25.0%	$2,039,216
Financials	19.6	1,595,247
Consumer Non-Cyclicals	13.9	1,129,232
Consumer Cyclicals	10.7	873,810
Industrials	7.1	581,712
Utilities	6.7	547,217
Healthcare	6.7	545,131
Energy	4.5	368,337
Real Estate	4.0	321,286
Basic Materials	1.8	142,501
	100.0%	$8,143,689

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$8,143,689	$—	$8,143,689

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

82

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Par (000’s	)	Value
CORPORATE BONDS: 98.3%
Canada: 7.3%
Alimentation Couche-Tard, Inc. 144A
3.55%, 07/26/27	$50		$47,086
3.80%, 01/25/50	25		18,176
Bank of Montreal 7.70% (US Treasury Yield Curve Rate T 5 Year+3.45%), 05/26/84	25		25,019
Bank of Nova Scotia
1.30%, 06/11/25	50		47,699
1.30%, 09/15/26	50		45,369
2.45%, 02/02/32	100		80,382
4.59% (US Treasury Yield Curve Rate T 5 Year+2.05%), 05/04/37	25		22,076
8.00% (US Treasury Yield Curve Rate T 5 Year+4.02%), 01/27/84	25		25,195
Brookfield Finance, Inc. 4.35%, 04/15/30	75		70,085
Canadian Natural Resources Ltd. 6.25%, 03/15/38	25		25,213
Canadian Pacific Railway Co.
1.75%, 12/02/26	25		22,809
6.12%, 09/15/15	25		24,768
CI Financial Corp. 4.10%, 06/15/51	50		29,402
Element Fleet Management Corp. 144A 6.27%, 06/26/26	25		25,146
Emera US Finance LP 3.55%, 06/15/26	25		23,818
Enbridge, Inc.
2.50%, 08/01/33	50		38,657
3.12%, 11/15/29	100		88,887
4.25%, 12/01/26	25		24,240
5.70%, 03/08/33 †	25		24,722
Fortis, Inc. 3.06%, 10/04/26	25		23,550
Royal Bank of Canada 1.40%, 11/02/26	50		45,443
Toronto-Dominion Bank
1.15%, 06/12/25	50		47,668
1.20%, 06/03/26	50		45,824
2.80%, 03/10/27	25		23,272
			894,506
Denmark: 0.4%
Danske Bank A/S 144A 1.55% (US Treasury Yield Curve Rate T 1 Year+0.73%), 09/10/27	50		45,397
Finland: 0.2%
Nordea Bank Abp 144A 0.75%, 08/28/25	25		23,483
	Par (000’s	)	Value
France: 6.6%
BNP Paribas SA 144A 2.59% (US Treasury Yield Curve Rate T 5 Year+2.05%), 08/12/35	$50		$40,327
4.38%, 05/12/26	75		72,662
5.12% (US Treasury Yield Curve Rate T 1 Year+1.45%), 01/13/29	150		147,778
5.18% (SOFR+1.52%), 01/09/30	75		73,574
5.33% (US Treasury Yield Curve Rate T 1 Year+1.50%), 06/12/29	25		24,771
Credit Agricole SA 144A
5.51%, 07/05/33	75		74,282
5.59%, 07/05/26	50		50,029
Societe Generale SA 144A 1.49% (US Treasury Yield Curve Rate T 1 Year+1.10%), 12/14/26	100		92,872
1.79% (US Treasury Yield Curve Rate T 1 Year+1.00%), 06/09/27	100		91,410
3.00%, 01/22/30	100		85,330
3.34% (US Treasury Yield Curve Rate T 1 Year+1.60%), 01/21/33	50		40,951
4.68%, 06/15/27	50		48,883
			842,869
Germany: 0.3%
Deutsche Bank AG 3.73% (SOFR+2.76%), 01/14/32	50		41,186
India: 0.4%
Adani Ports & Special Economic Zone Ltd. 144A 4.20%, 08/04/27	50		45,247
Italy: 1.7%
Intesa Sanpaolo SpA 144A 6.62%, 06/20/33	100		100,794
7.20%, 11/28/33	50		52,280
7.78% (US Treasury Yield Curve Rate T 1 Year+3.90%), 06/20/54	25		25,635
UniCredit SpA 144A 1.98% (US Treasury Yield Curve Rate T 1 Year+1.20%), 06/03/27	50		46,045
			224,754
Japan: 0.2%
Nomura Holdings, Inc. 1.85%, 07/16/25	25		23,792
Mexico: 0.4%
Sitios Latinoamerica SAB de CV 144A 5.38%, 04/04/32	50		45,715

See Notes to Financial Statements

83

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Netherlands: 1.5%
Prosus NV 144A
3.06%, 07/13/31	$50		$40,094
3.68%, 01/21/30	50		43,063
4.03%, 08/03/50	50		31,668
4.99%, 01/19/52	100		72,875
			187,700
Norway: 0.4%
Var Energi ASA 144A 8.00%, 11/15/32	50		55,059
Saudi Arabia: 2.6%
Saudi Arabian Oil Co. 144A
3.25%, 11/24/50	75		48,328
3.50%, 04/16/29	50		46,007
3.50%, 11/24/70	50		31,028
4.25%, 04/16/39	150		126,831
4.38%, 04/16/49	100		79,422
			331,616
Sweden: 0.6%
Skandinaviska Enskilda Banken AB 144A 1.40%, 11/19/25	25		23,477
Svenska Handelsbanken AB 144A 3.95%, 06/10/27	50		47,899
			71,376
Switzerland: 1.4%
UBS Group AG 144A 1.36% (US Treasury Yield Curve Rate T 1 Year+1.08%), 01/30/27	50		46,157
2.75% (US Treasury Yield Curve Rate T 1 Year+1.10%), 02/11/33	50		39,746
3.18% (US Treasury Yield Curve Rate T 1 Year+1.10%), 02/11/43	50		34,800
5.70% (US Treasury Yield Curve Rate T 1 Year+1.77%), 02/08/35	50		48,505
			169,208
Taiwan: 0.8%
TSMC Global Ltd. 144A
0.75%, 09/28/25	50		46,759
1.25%, 04/23/26	50		46,116
			92,875
United Kingdom: 3.2%
Barclays Plc 2.65% (US Treasury Yield Curve Rate T 1 Year+1.90%), 06/24/31	100		82,697
2.67% (US Treasury Yield Curve Rate T 1 Year+1.20%), 03/10/32	100		81,098
2.89% (US Treasury Yield Curve Rate T 1 Year+1.30%), 11/24/32	50		40,550
	Par (000’s	)	Value
United Kingdom (continued)
3.33% (US Treasury Yield Curve Rate T 1 Year+1.30%), 11/24/42	$50		$35,016
4.38%, 01/12/26	50		48,777
4.84%, 05/09/28	50		47,747
HSBC Holdings Plc 4.25%, 08/18/25	50		48,882
			384,767
United States: 70.3%
Altria Group, Inc.
2.45%, 02/04/32 †	75		59,235
3.40%, 02/04/41	25		17,517
4.25%, 08/09/42	100		78,084
4.80%, 02/14/29	75		72,819
5.38%, 01/31/44	25		23,376
5.80%, 02/14/39	50		48,855
5.95%, 02/14/49 †	60		57,921
Apple, Inc.
1.12%, 05/11/25	50		47,883
2.05%, 09/11/26	100		93,154
2.85%, 08/05/61	75		44,684
3.20%, 05/11/27	100		94,843
3.35%, 02/09/27 †	50		47,778
4.10%, 08/08/62	50		39,319
Ares Capital Corp.
2.15%, 07/15/26	25		22,963
2.88%, 06/15/28	100		87,880
AT&T, Inc.
3.65%, 09/15/59	175		113,620
3.80%, 12/01/57	125		84,402
3.85%, 06/01/60	75		50,829
Becton Dickinson & Co. 3.70%, 06/06/27	50		47,486
Berkshire Hathaway Energy Co.
2.85%, 05/15/51	25		14,992
3.80%, 07/15/48	50		35,948
4.25%, 10/15/50	50		38,304
4.45%, 01/15/49	50		40,173
5.15%, 11/15/43	25		23,184
6.12%, 04/01/36	50		51,187
Berkshire Hathaway Finance Corp.
2.85%, 10/15/50	75		47,242
3.85%, 03/15/52	50		37,874
4.20%, 08/15/48	150		124,712
Berry Global, Inc. 1.57%, 01/15/26	25		23,295
Berry Global, Inc. 144A 4.88%, 07/15/26	50		48,978
Blue Owl Capital Corp. 3.40%, 07/15/26	50		46,898
Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/27	75		71,991
Broadcom, Inc. 3.15%, 11/15/25	25		24,093
Broadcom, Inc. 144A

See Notes to Financial Statements

84

	Par (000’s	)	Value
United States (continued)
3.42%, 04/15/33	$125		$105,017
4.93%, 05/15/37	75		68,523
Cameron LNG LLC 144A 3.70%, 01/15/39	75		59,220
Campbell Soup Co. 4.15%, 03/15/28	25		23,827
Capital One Financial Corp. 6.38% (SOFR+2.86%), 06/08/34	50		50,348
Centene Corp.
3.00%, 10/15/30	100		83,913
3.38%, 02/15/30	50		43,603
4.62%, 12/15/29	50		46,602
CF Industries, Inc. 144A 4.50%, 12/01/26	25		24,196
Charter Communications Operating LLC / Charter Communications Operating Capital
2.25%, 01/15/29	25		20,874
2.80%, 04/01/31	25		19,863
3.85%, 04/01/61	50		27,960
4.91%, 07/23/25	75		73,992
5.05%, 03/30/29	100		94,482
5.38%, 04/01/38	25		20,726
5.38%, 05/01/47	25		19,123
6.48%, 10/23/45	100		88,580
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/29	25		22,717
5.12%, 06/30/27	25		24,652
Cheniere Energy, Inc. 4.62%, 10/15/28	25		23,917
Coca-Cola Co. 3.45%, 03/25/30	50		45,951
Conagra Brands, Inc.
1.38%, 11/01/27	50		43,257
4.85%, 11/01/28 †	25		24,207
Constellation Brands, Inc.
2.25%, 08/01/31	25		20,028
3.15%, 08/01/29 †	50		44,660
Corning, Inc. 5.45%, 11/15/79	25		22,089
Costco Wholesale Corp. 1.38%, 06/20/27	50		44,748
Credit Suisse AG
1.25%, 08/07/26	100		90,743
5.00%, 07/09/27	100		97,825
Deutsche Bank AG 2.13% (SOFR+1.87%), 11/24/26	100		94,117
3.74% (SOFR+2.26%), 01/07/33	50		40,204
Duke Energy Carolinas LLC
3.20%, 08/15/49	25		16,483
4.95%, 01/15/33	75		72,238
Equinix, Inc. 3.20%, 11/18/29	50		44,100
	Par (000’s	)	Value
United States (continued)
Fiserv, Inc.
2.25%, 06/01/27	$100		$90,892
3.50%, 07/01/29	50		45,566
3.85%, 06/01/25	25		24,499
4.20%, 10/01/28	75		71,089
5.15%, 03/15/27	25		24,761
Gartner, Inc. 144A 4.50%, 07/01/28	25		23,532
General Mills, Inc. 2.88%, 04/15/30	100		87,107
GLP Capital LP / GLP Financing II, Inc.
5.25%, 06/01/25	25		24,785
5.30%, 01/15/29	50		48,577
HCA, Inc.
2.38%, 07/15/31	50		40,051
4.12%, 06/15/29	100		92,940
5.25%, 06/15/26	25		24,748
5.50%, 06/15/47	125		112,469
Home Depot, Inc.
2.70%, 04/15/30	50		43,588
5.95%, 04/01/41	25		25,915
Huntington Bancshare)s, Inc. 2.55%, 02/04/30	25		20,858
International Flavors & Fragrances, Inc. 144A 1.83%, 10/15/27	75		65,788
ITC Holdings Corp. 144A 4.95%, 09/22/27	25		24,481
Keurig Dr. Pepper, Inc.
3.95%, 04/15/29	50		46,878
4.05%, 04/15/32	50		45,411
4.60%, 05/25/28	25		24,271
KeyBank NA 4.15%, 08/08/25 †	50		48,547
KeyCorp 2.55%, 10/01/29	50		41,505
Kinder Morgan Energy Partners LP 5.50%, 03/01/44	25		22,597
Kraft Heinz Foods Co.
3.00%, 06/01/26	50		47,741
5.00%, 06/04/42	25		22,343
5.20%, 07/15/45	100		90,227
Kraft Heinz Foods Co. 144A 7.12%, 08/01/39	75		82,887
Lowe’s Cos, Inc. 3.00%, 10/15/50 †	25		15,372
4.45%, 04/01/62	25		19,116
5.80%, 09/15/62	25		23,995
McCormick & Co., Inc. 3.40%, 08/15/27	25		23,450
McDonald’s Corp.
2.12%, 03/01/30	25		21,037
3.50%, 07/01/27	25		23,700
3.60%, 07/01/30	25		22,754
3.62%, 09/01/49	50		35,796
3.80%, 04/01/28	75		71,219

See Notes to Financial Statements

85

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
4.45%, 03/01/47	$25		$20,590
4.70%, 12/09/35	75		69,944
4.88%, 12/09/45	50		44,188
6.30%, 10/15/37	50		52,704
Meta Platforms, Inc. 4.65%, 08/15/62	50		41,636
Metropolitan Life Global Funding I 144A
1.88%, 01/11/27	75		68,354
5.15%, 03/28/33	25		24,233
Mondelez International, Inc.
2.62%, 03/17/27	50		46,432
2.62%, 09/04/50	25		14,772
2.75%, 04/13/30	25		21,668
Nestle Holdings, Inc. 144A
3.50%, 09/24/25	25		24,357
4.00%, 09/12/25	50		49,107
5.00%, 03/14/28	50		49,683
Oracle Corp.
3.85%, 07/15/36	75		61,480
4.12%, 05/15/45 †	100		76,326
4.30%, 07/08/34	50		44,424
4.38%, 05/15/55	50		37,771
5.38%, 07/15/40	100		92,364
6.50%, 04/15/38	50		52,115
Pacific Gas and Electric Co.
3.25%, 06/01/31	50		42,318
3.50%, 08/01/50 †	50		32,093
3.75%, 07/01/28	75		69,201
4.50%, 07/01/40	50		40,611
4.55%, 07/01/30	75		69,648
4.95%, 07/01/50 †	75		61,055
6.15%, 01/15/33	50		50,083
PepsiCo, Inc.
2.75%, 04/30/25	50		48,735
2.75%, 03/19/30	50		43,981
3.60%, 02/18/28	75		71,403
Philip Morris International, Inc.
0.88%, 05/01/26	50		45,734
2.75%, 02/25/26	25		23,847
3.38%, 08/15/29	75		68,399
3.88%, 08/21/42	50		38,285
4.12%, 03/04/43	50		39,469
4.38%, 11/15/41	65		53,659
5.38%, 02/15/33	25		24,515
5.62%, 11/17/29	25		25,220
5.75%, 11/17/32	50		50,358
Public Service Co. of Colorado 1.88%, 06/15/31	50		39,391
Republic Services, Inc.
1.75%, 02/15/32	25		19,270
3.95%, 05/15/28	50		47,561
San Diego Gas & Electric Co. 1.70%, 10/01/30	75		59,959
Sherwin-Williams Co. 3.45%, 06/01/27	50		47,226
	Par (000’s	)	Value
United States (continued)
Southern Co. 3.25%, 07/01/26	$50		$47,691
Sprint Capital Corp. 6.88%, 11/15/28	75		78,603
Sprint LLC 7.62%, 03/01/26	75		77,020
Sysco Corp. 3.75%, 10/01/25	25		24,328
Time Warner Cable LLC
4.50%, 09/15/42	25		17,605
5.88%, 11/15/40	25		20,681
6.55%, 05/01/37	100		90,941
6.75%, 06/15/39	75		68,732
T-Mobile USA, Inc.
1.50%, 02/15/26	25		23,266
3.00%, 02/15/41	25		17,490
3.60%, 11/15/60	75		49,171
3.75%, 04/15/27	100		95,313
3.88%, 04/15/30	125		114,431
4.38%, 04/15/40	50		42,619
Tyson Foods, Inc.
3.55%, 06/02/27	50		47,212
5.10%, 09/28/48	25		21,409
5.70%, 03/15/34	25		24,533
United Rentals North America, Inc. 144A 6.00%, 12/15/29	50		49,538
Verisk Analytics, Inc. 4.00%, 06/15/25	25		24,497
Verizon Communications, Inc.
2.35%, 03/15/32	50		39,913
3.00%, 11/20/60	25		14,483
3.70%, 03/22/61	75		51,206
4.02%, 12/03/29	150		139,840
4.12%, 03/16/27	75		72,601
4.33%, 09/21/28	50		47,927
VICI Properties LP
4.75%, 02/15/28	50		48,059
5.12%, 05/15/32	50		46,491
5.62%, 05/15/52	25		21,849
VICI Properties LP / VICI Note Co., Inc. 144A
4.12%, 08/15/30	50		44,598
4.25%, 12/01/26	75		71,614
Vistra Operations Co. LLC 144A 4.30%, 07/15/29	25		23,097
VMware LLC 4.50%, 05/15/25	50		49,406
Westinghouse Air Brake Technologies Corp. 3.45%, 11/15/26	25		23,715
Weyerhaeuser Co.

See Notes to Financial Statements

86

	Par (000’s	)	Value
United States (continued)
4.00%, 04/15/30	$50		$46,116
			8,704,960
Total Corporate Bonds (Cost: $13,051,185)			12,184,510

	Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.4%
Money Market Fund: 0.4% (Cost: $45,033)
State Street Navigator Securities Lending Government Money Market Portfolio	45,033		45,033
Total Investments: 98.7% (Cost: $13,096,218)			12,229,543
Other assets less liabilities: 1.3%			163,961
NET ASSETS: 100.0%			$12,393,504

Definitions:

SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $386,890.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $3,132,910, or 25.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	25.6%	$3,118,368
Technology	21.0	2,556,235
Consumer Non-Cyclicals	18.7	2,273,406
Consumer Cyclicals	9.0	1,098,225
Utilities	6.0	730,457
Energy	5.7	700,169
Industrials	5.5	675,952
Healthcare	4.0	491,812
Real Estate	3.3	396,191
Basic Materials	1.2	143,695
	100.0%	$12,184,510

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$12,184,510	$—	$12,184,510
Money Market Fund	45,033	—	—	45,033
Total Investments	$45,033	$12,184,510	$—	$12,229,543

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

87

VANECK MORTGAGE REIT INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Number of Shares	Value
COMMON STOCKS: 99.8%
Financial Services: 99.8%
AGNC Investment Corp. †	3,237,132	$29,619,758
Annaly Capital Management, Inc.	2,022,051	37,893,236
Apollo Commercial Real Estate Finance, Inc. †	813,574	7,834,718
Arbor Realty Trust, Inc. †	933,563	11,977,613
Ares Commercial Real Estate Corp. †	429,626	2,917,161
ARMOUR Residential REIT, Inc. †	313,271	5,692,134
Blackstone Mortgage Trust, Inc. †	670,571	11,828,872
BrightSpire Capital, Inc.	823,161	5,177,683
Chimera Investment Corp.	1,570,358	6,469,875
Claros Mortgage Trust, Inc.	337,011	2,931,996
Dynex Capital, Inc. †	441,852	5,156,413
Ellington Financial, Inc. †	590,621	6,756,704
Franklin BSP Realty Trust, Inc.	512,934	6,406,546
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	472,128	11,807,921
KKR Real Estate Finance Trust, Inc.	282,615	2,659,407
Ladder Capital Corp.	856,752	9,192,949
	Number of Shares	Value
Financial Services (continued)
MFA Financial, Inc.	726,168	$7,690,119
New York Mortgage Trust, Inc.	601,511	4,120,350
Orchid Island Capital, Inc. †	413,911	3,447,879
PennyMac Mortgage Investment Trust †	481,066	6,662,764
Ready Capital Corp. †	1,077,787	9,182,745
Redwood Trust, Inc.	833,242	4,607,828
Rithm Capital Corp.	2,102,293	23,377,498
Starwood Property Trust, Inc. †	1,299,201	24,645,843
Two Harbors Investment Corp.	601,144	7,592,449
Total Common Stocks (Cost: $309,513,720)		255,650,461

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 9.6%
Money Market Fund: 9.6% (Cost: $24,490,136)
State Street Navigator Securities Lending Government Money Market Portfolio	24,490,136	24,490,136
Total Investments: 109.4% (Cost: $334,003,856)		280,140,597
Liabilities in excess of other assets: (9.4)%		(24,098,059)
NET ASSETS: 100.0%		$256,042,538

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $71,854,807.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	100.0%	$255,650,461

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$255,650,461	$—	$—	$255,650,461
Money Market Fund	24,490,136	—	—	24,490,136
Total Investments	$280,140,597	$—	$—	$280,140,597

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

88

VANECK PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

April 30, 2024

	Number of Shares	Value
PREFERRED SECURITIES: 99.7%
Automobiles & Auto Parts: 4.7%
Ford Motor Co.
6.00%, 12/01/59	1,156,766	$27,762,384
6.20%, 06/01/59	1,084,466	26,211,543
6.50%, 08/15/62	867,576	21,255,612
		75,229,539
Banking Services: 1.3%
SCE Trust VII 7.50%, 11/22/28	795,277	20,756,730
Chemicals: 5.8%
Albemarle Corp. 7.25%, 03/01/27 *	1,662,853	91,240,744
Consumer Goods Conglomerates: 0.4%
Brookfield Infrastructure Finance ULC 5.00%, 05/24/81	361,489	6,159,773
Diversified Retail: 1.9%
Qurate Retail, Inc. 8.00%, 03/15/31	459,708	21,224,719
QVC, Inc. 6.25%, 11/26/68	723,266	9,062,523
		30,287,242
Electric Utilities & IPPs: 20.6%
Brookfield BRP Holdings Canada, Inc.
4.62%, 04/30/26	506,088	7,869,669
4.88%, 12/09/26	375,950	6,071,593
DTE Energy Co.
4.38%, 12/01/81	404,865	7,983,938
5.25%, 12/01/77	578,387	13,048,411
Duke Energy Corp.
5.62%, 09/15/78	722,978	17,047,821
5.75%, 06/15/24	1,445,955	35,787,386
Entergy Arkansas LLC 4.88%, 09/01/66	592,840	12,597,850
Entergy Louisiana LLC 4.88%, 09/01/66	390,412	8,276,734
Entergy Mississippi LLC 4.90%, 10/01/66	375,950	8,161,875
Georgia Power Co. 5.00%, 10/01/77	390,412	8,612,489
NextEra Energy Capital Holdings, Inc. 5.65%, 03/01/79	994,098	24,236,109
NextEra Energy, Inc. 6.93%, 09/01/25	1,445,955	58,922,666
SCE Trust III 8.58% (Term SOFR USD 3 Month+3.25%)	397,643	10,048,439
SCE Trust IV 5.38% (Term SOFR USD 3 Month+3.39%), 09/15/25	469,934	11,085,743
SCE Trust V 5.45% (Term SOFR USD 3 Month+4.05%), 03/15/26	433,788	10,653,833
SCE Trust VI 5.00%	686,832	13,613,010
	Number of Shares	Value
Electric Utilities & IPPs (continued)
Southern Co.
4.20%, 10/15/60	1,084,466	$20,832,592
4.95%, 01/30/80	1,445,955	30,900,058
5.25%, 12/01/77	650,678	14,672,789
Tennessee Valley Authority 2.13% (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year+0.94%), 06/01/28	370,887	8,152,096
		328,575,101
Food & Tobacco: 5.5%
CHS, Inc.
6.75%, 09/30/24	712,132	18,024,061
7.50%, 01/21/25	748,285	19,193,510
7.88%	775,760	20,689,519
8.00%	443,618	13,392,827
9.86%	607,302	15,783,779
		87,083,696
Investment Banking & Investment Services: 1.3%
BrightSpring Health Services, Inc. 6.75%, 02/01/27	289,189	12,501,640
KKR Real Estate Finance Trust, Inc. 6.50%, 04/16/26	473,981	8,692,812
		21,194,452
Machinery; Equipment & Components: 3.5%
Chart Industries, Inc. 6.75%, 12/15/25	290,997	16,720,688
RBC Bearings, Inc. 5.00%, 10/15/24	166,283	18,685,221
WESCO International, Inc. 10.62% (US Treasury Yield Curve Rate T 5 Year+10.32%), 06/22/25	778,504	20,544,720
		55,950,629
Multiline Utilities: 5.6%
Algonquin Power & Utilities Corp.
6.20%, 07/01/79	506,088	12,626,896
7.75%, 06/15/24	831,423	17,759,195
CMS Energy Corp.
5.88%, 10/15/78	404,865	9,749,149
5.88%, 03/01/79	910,953	22,136,158
Sempra 5.75%, 07/01/79	1,095,313	26,375,137
		88,646,535
Natural Gas Utilities: 0.6%
Spire, Inc. 5.90%, 08/15/24	361,489	8,701,040
Office Equipment: 0.6%
Pitney Bowes, Inc. 6.70%, 03/07/43	614,533	10,090,632
Oil & Gas: 0.7%
NGL Energy Partners LP

See Notes to Financial Statements

89

VANECK PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Oil & Gas (continued)
12.79% (Term SOFR USD 3 Month+7.47%)	454,897	$11,144,977
Oil & Gas Related Equipment and Services: 3.6%
Energy Transfer LP 7.60%, 05/15/24	1,153,959	28,779,737
NuStar Energy LP 11.23% (Term SOFR USD 3 Month+5.90%)	556,695	14,201,289
NuStar Logistics LP 6.98% (Term SOFR USD 3 Month+7.00%), 01/15/43	581,994	14,759,368
		57,740,394
Professional & Commercial Services: 1.4%
BIP Bermuda Holdings I Ltd. 5.12%, 01/21/27	433,788	7,695,399
Clarivate Plc 5.25%, 06/01/24	518,381	14,053,309
		21,748,708
Real Estate Operations: 2.2%
Brookfield Property Preferred LP 6.25%, 07/26/81	970,382	14,080,243
DigitalBridge Group, Inc.
7.12%	419,903	9,531,798
7.15%	465,167	10,401,134
		34,013,175
Residential & Commercial REITs: 24.5%
AGNC Investment Corp.
6.12%, 04/15/25	831,423	19,422,041
6.50%, 10/15/24	581,994	14,218,113
10.70% (Term SOFR USD 3 Month+5.37%)	469,934	11,988,016
Annaly Capital Management, Inc.
6.75%, 06/30/24	639,840	16,053,586
9.74% (Term SOFR USD 3 Month+4.43%)	614,533	15,467,796
10.56% (Term SOFR USD 3 Month+5.25%)	1,041,090	26,329,166
Arbor Realty Trust, Inc. 6.25% (Term SOFR USD 3 Month+5.44%), 10/12/26	410,072	7,820,073
Chimera Investment Corp.
7.75%, 09/30/25	375,950	7,812,241
11.35% (Term SOFR USD 3 Month+6.05%)	469,934	11,649,664
Digital Realty Trust, Inc. 5.20%, 10/10/24	498,857	10,575,768
Diversified Healthcare Trust
5.62%, 08/01/42	506,088	6,376,709
6.25%, 02/01/46	361,489	5,136,759
Franklin BSP Realty Trust, Inc. 7.50%	373,343	7,500,461
Hudson Pacific Properties, Inc. 4.75%, 11/26/26	614,533	8,726,369
	Number of Shares	Value
Residential & Commercial REITs (continued)
Kimco Realty Corp. 5.25%	378,262	$8,408,764
MFA Financial, Inc. 6.50%, 03/31/25	397,643	8,807,792
PennyMac Mortgage Investment Trust 6.75%, 08/24/26	361,489	6,814,068
Public Storage
3.88%, 10/06/25	408,481	6,952,347
4.00%, 11/19/26	1,502,065	26,675,266
4.10%, 01/13/27	361,489	6,488,728
4.62%, 06/17/25	816,969	16,813,222
4.70%, 11/15/24	374,215	7,742,508
4.88%, 09/12/24	457,208	9,930,558
5.05%	433,788	9,860,001
5.15%	404,865	9,166,144
5.60%	412,096	10,166,408
Rithm Capital Corp.
6.38%, 02/15/25	574,916	13,033,346
7.00% (US Treasury Yield Curve Rate T 5 Year+6.22%), 11/15/26	672,370	15,101,430
7.12%, 08/15/24	407,041	10,057,983
RLJ Lodging Trust 1.95%	465,455	11,506,048
Two Harbors Investment Corp. 7.62%, 07/27/27	367,288	8,300,709
UMH Properties, Inc. 6.38%	423,958	9,242,284
Vornado Realty Trust
4.45%, 09/22/26	433,788	5,530,797
5.25%, 11/24/25	895,771	13,430,708
5.40%	433,788	6,675,997
		389,781,870
Telecommunications Services: 15.5%
AT&T, Inc.
4.75%, 02/18/25	2,530,430	49,697,645
5.00%, 12/12/24	1,735,153	36,004,425
5.35%, 11/01/66	1,912,282	42,892,485
5.62%, 08/01/67	1,192,920	28,439,213
Qwest Corp.
6.50%, 09/01/56	1,413,425	13,738,491
6.75%, 06/15/57	954,329	9,381,054
Telephone and Data Systems, Inc.
6.00%, 09/30/26	997,714	15,005,618
6.62%, 03/31/26	607,302	10,530,617
United States Cellular Corp.
5.50%, 03/01/70	722,978	12,847,319
5.50%, 06/01/70	722,978	12,760,562
6.25%, 09/01/69	722,978	13,924,556
		245,221,985
Total Preferred Securities (Cost: $1,695,531,685)		1,583,567,222
Total Investments: 99.7% (Cost: $1,695,531,685)		1,583,567,222
Other assets less liabilities: 0.3%		4,650,925
NET ASSETS: 100.0%		$1,588,218,147

See Notes to Financial Statements

90

Definitions:

SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Residential & Commercial REITs	24.6%	$389,781,870
Electric Utilities & IPPs	20.7	328,575,101
Telecommunications Services	15.5	245,221,985
Chemicals	5.8	91,240,744
Multiline Utilities	5.6	88,646,535
Food & Tobacco	5.5	87,083,696
Automobiles & Auto Parts	4.8	75,229,539
Oil & Gas Related Equipment and Services	3.6	57,740,394
Machinery; Equipment & Components	3.5	55,950,629
Real Estate Operations	2.2	34,013,175
Diversified Retail	1.9	30,287,242
Professional & Commercial Services	1.4	21,748,708
Investment Banking & Investment Services	1.3	21,194,452
Banking Services	1.3	20,756,730
Oil & Gas	0.7	11,144,977
Office Equipment	0.6	10,090,632
Natural Gas Utilities	0.6	8,701,040
Consumer Goods Conglomerates	0.4	6,159,773
	100.0%	$1,583,567,222

The summary of inputs used to value the Fund’s investments as of April 30, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Preferred Securities *	$1,583,567,222	$—	$—	$1,583,567,222

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

91

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2024

	BDC Income ETF	China Bond ETF		Dynamic High Income ETF	Emerging Markets High Yield Bond ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,084,948,577	$20,916,797		$177,495	$348,234,032
Affiliated issuers (3)	—	—		610,738	—
Short-term investments held as collateral for securities loaned (4)	89,871,466	—		—	9,793,937
Cash	7,364	1,267		—	6,631,014
Cash denominated in foreign currency, at value (5)	—	473,892	(a)	—	2,760
Receivables:
Investment securities sold	—	2,413,808		—	6,414,170
Shares of beneficial interest sold	7,486,641	—		—	—
Due from Adviser	—	6,415		—	—
Dividends and interest	1,160,249	325,373		1,249	6,001,943
Prepaid expenses	—	297		—	—
Total assets	1,183,474,297	24,137,849		789,482	377,077,856
Liabilities:
Payables:
Investment securities purchased	7,486,470	—		—	9,093,658
Collateral for securities loaned	89,871,466	—		—	9,793,937
Line of credit	1,396,706	—		—	—
Due to Adviser	341,713	—		65	119,988
Due to custodian	—	—		3,122	—
Deferred Trustee fees	9,395	1,491		—	40,196
Accrued expenses	26,812	60,250		—	3
Total liabilities	99,132,562	61,741		3,187	19,047,782
NET ASSETS	$1,084,341,735	$24,076,108		$786,295	$358,030,074
Shares outstanding	65,175,000	1,100,000		30,000	19,000,000
Net asset value, redemption and offering price per share	$16.64	$21.89		$26.21	$18.84
Net Assets consist of:
Aggregate paid in capital	$1,141,047,289	$26,260,245		$756,594	$595,870,929
Total distributable earnings (loss)	(56,705,554)	(2,184,137)		29,701	(237,840,855)
NET ASSETS	$1,084,341,735	$24,076,108		$786,295	$358,030,074
(1) Value of securities on loan	$139,211,087	$—		$—	$12,053,662
(2) Cost of investments - Unaffiliated issuers	$1,031,458,983	$22,247,392		$178,737	$376,712,476
(3) Cost of investments - Affiliated issuers	$—	$—		$579,794	$—
(4) Cost of short-term investments held as collateral for securities loaned	$89,871,466	$—		$—	$9,793,937
(5) Cost of cash denominated in foreign currency	$—	$477,307		$—	$2,767

(a)	Includes $29,122 on foreign investor minimum settlement reserve funds (see Note 2G).

See Notes to Financial Statements

92

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2024

	Fallen Angel High Yield Bond ETF	Green Bond ETF	IG Floating Rate ETF	International High Yield Bond ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$2,868,563,867	$90,564,453	$1,519,291,645	$29,730,533
Short-term investments held as collateral for securities loaned (3)	147,489,017	1,573,215	4,149,731	860,040
Cash	41,561,140	413,784	13,380,159	198,142
Cash denominated in foreign currency, at value (4)	—	1,160	—	24,545
Receivables:
Investment securities sold	212,410,236	1,526,641	233,731,088	911,709
Shares of beneficial interest sold	—	—	21,652,037	—
Dividends and interest	43,475,773	812,306	12,554,864	533,838
Total assets	3,313,500,033	94,891,559	1,804,759,524	32,258,807
Liabilities:
Payables:
Investment securities purchased	238,977,613	1,582,148	260,647,801	927,264
Collateral for securities loaned	147,489,017	1,573,215	4,149,731	860,040
Due to Adviser	620,916	15,007	167,864	10,045
Deferred Trustee fees	67,963	1,073	21,618	33,385
Accrued expenses	—	—	—	72
Total liabilities	387,155,509	3,171,443	264,987,014	1,830,806
NET ASSETS	$2,926,344,524	$91,720,116	$1,539,772,510	$30,428,001
Shares outstanding	103,200,000	3,950,000	60,450,000	1,500,000
Net asset value, redemption and offering price per share	$28.36	$23.22	$25.47	$20.29
Net Assets consist of:
Aggregate paid in capital	$3,530,432,611	$104,957,249	$1,530,328,267	$52,058,777
Total distributable earnings (loss)	(604,088,087)	(13,237,133)	9,444,243	(21,630,776)
NET ASSETS	$2,926,344,524	$91,720,116	$1,539,772,510	$30,428,001
(1) Value of securities on loan	$180,703,191	$3,184,026	$3,804,013	$944,012
(2) Cost of investments - Unaffiliated issuers	$3,019,239,929	$99,320,766	$1,510,682,784	$32,650,783
(3) Cost of short-term investments held as collateral for securities loaned	$147,489,017	$1,573,215	$4,149,731	$860,040
(4) Cost of cash denominated in foreign currency	$—	$1,179	$—	$24,738

See Notes to Financial Statements

93

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2024

	J.P. Morgan EM Local Currency Bond ETF	Moody’s Analytics BBB Corporate Bond ETF	Moody’s Analytics IG Corporate Bond ETF	Mortgage REIT Income ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$2,729,319,649	$8,143,689	$12,184,510	$255,650,461
Short-term investments held as collateral for securities loaned (3)	5,691,051	—	45,033	24,490,136
Cash	—	59,175	110,942	482
Cash denominated in foreign currency, at value (4)	4,735,196	—	—	—
Receivables:
Investment securities sold	47,779,454	361,504	459,600	—
Dividends and interest	57,971,238	102,901	144,954	658,395
Prepaid expenses	9,774	—	—	—
Total assets	2,845,506,362	8,667,269	12,945,039	280,799,474

Liabilities:
Payables:
Investment securities purchased	28,449,064	370,895	504,458	—
Shares of beneficial interest redeemed	28,538,115	—	—	—
Collateral for securities loaned	5,691,051	—	45,033	24,490,136
Line of credit	—	—	—	148,291
Due to Adviser	650,113	1,710	2,044	83,436
Due to custodian	2,250,507	—	—	—
Deferred Trustee fees	295,988	—	—	16,359
Accrued expenses	955,343	—	—	18,714
Total liabilities	66,830,181	372,605	551,535	24,756,936
NET ASSETS	$2,778,676,181	$8,294,664	$12,393,504	$256,042,538
Shares outstanding	116,422,682	400,000	600,000	23,950,000
Net asset value, redemption and offering price per share	$23.87	$20.74	$20.66	$10.69

Net Assets consist of:
Aggregate paid in capital	$3,677,005,867	$9,999,885	$14,999,828	$438,560,637
Total distributable earnings (loss)	(898,329,686)	(1,705,221)	(2,606,324)	(182,518,099)
NET ASSETS	$2,778,676,181	$8,294,664	$12,393,504	$256,042,538
(1) Value of securities on loan	$5,532,214	$237,762	$386,890	$71,854,807
(2) Cost of investments - Unaffiliated issuers	$2,977,970,708	$8,537,128	$13,051,184	$309,513,720
(3) Cost of short-term investments held as collateral for securities loaned	$5,691,051	$—	$45,033	$24,490,136
(4) Cost of cash denominated in foreign currency	$4,733,193	$—	$—	$—

See Notes to Financial Statements

94

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2024

Preferred Securities ex Financials ETF
Assets:
Investments, at value
Unaffiliated issuers (1)	$1,583,567,222
Cash	4,335,980
Receivables:
Investment securities sold	77,631
Shares of beneficial interest sold	6,805,396
Dividends and interest	4,254,592
Total assets	1,599,040,821

Liabilities:
Payables:
Investment securities purchased	10,255,303
Due to Adviser	522,443
Deferred Trustee fees	36,282
Accrued expenses	8,646
Total liabilities	10,822,674
NET ASSETS	$1,588,218,147
Shares outstanding	93,350,000
Net asset value, redemption and offering price per share	$17.01

Net Assets consist of:
Aggregate paid in capital	$1,806,961,090
Total distributable earnings (loss)	(218,742,943)
NET ASSETS	$1,588,218,147
(1) Cost of investments - Unaffiliated issuers	$1,695,531,685

See Notes to Financial Statements

95

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2024

	BDC Income ETF	China Bond ETF	Dynamic High Income ETF	Emerging Markets High Yield Bond ETF
Income:
Dividends - unaffiliated issuers	$89,273,098	$—	$535	$—
Dividends - affiliated issuers	—	—	35,168	—
Interest	37,225	934,632	2,942	25,047,966
Securities lending income	3,818,125	—	—	210,825
Foreign taxes withheld	—	(438)	—	(1,771)
Total income	93,128,448	934,194	38,645	25,257,020

Expenses:
Management fees	3,097,821	132,524	753	1,502,499
Professional fees	—	52,147	—	—
Custody and accounting fees	—	47,810	—	—
Reports to shareholders	—	13,728	—	—
Trustees’ fees and expenses	—	910	—	—
Registration fees	—	6,536	—	—
Insurance	—	2,342	—	—
Interest	177,320	3,718	—	—
Taxes	2,150	243	58	172
Other	—	808	—	—
Total expenses	3,277,291	260,766	811	1,502,671
Expenses assumed by the Adviser	—	(91,634)	—	—
Net expenses	3,277,291	169,132	811	1,502,671
Net investment income	89,851,157	765,062	37,834	23,754,349

Net realized gain (loss) on:
Investments - unaffiliated issuers	(10,065,812)	(3,305,157)	(4,737)	(18,329,370)
Investments - affiliated issuers	—	—	7,925	—
In-kind redemptions - unaffiliated issuers	12,475,244	—	—	(8,423,276)
Capital gain distributions from investment companies	1,315,178	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(56,832)	—	2
Net realized gain (loss)	3,724,610	(3,361,989)	3,188	(26,752,644)

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	93,198,589	1,779,043	(7,998)	38,155,898
Investments - affiliated issuers	—	—	14,945	—
Foreign currency translations and foreign denominated assets and liabilities	—	(12,629)	—	(76)
Net change in unrealized appreciation (depreciation)	93,198,589	1,766,414	6,947	38,155,822
Net increase (decrease) in net assets resulting from operations	$186,774,356	$(830,513)	$47,969	$35,157,527

See Notes to Financial Statements

96

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2024

	Fallen Angel High Yield Bond ETF	Green Bond ETF	IG Floating Rate ETF	International High Yield Bond ETF
Income:
Dividends	$—	$8,093	$—	$—
Interest	169,142,429	3,004,959	80,674,419	2,354,252
Securities lending income	1,768,546	16,945	83,551	21,738
Foreign taxes withheld	—	(1,071)	(10,639)	(768)
Total income	170,910,975	3,028,926	80,747,331	2,375,222

Expenses:
Management fees	9,336,776	164,439	1,751,440	167,682
Interest	26,876	2,010	2,600	103
Taxes	2,150	173	4,150	58
Total expenses	9,365,802	166,622	1,758,190	167,843
Net investment income	161,545,173	2,862,304	78,989,141	2,207,379

Net realized gain (loss) on:
Investments	(171,852,514)	(817,987)	812,520	(1,369,564)
In-kind redemptions	14,884,276	—	444,804	(3,723,209)
Foreign currency transactions and foreign denominated assets and liabilities	—	—	—	2,472
Net realized gain (loss)	(156,968,238)	(817,987)	1,257,324	(5,090,301)

Net change in unrealized appreciation (depreciation) on:
Investments	199,769,798	(190,715)	17,025,169	5,515,657
Foreign currency translations and foreign denominated assets and liabilities	—	(19)	—	(25,059)
Net change in unrealized appreciation (depreciation)	199,769,798	(190,734)	17,025,169	5,490,598
Net increase in net assets resulting from operations	$204,346,733	$1,853,583	$97,271,634	$2,607,676

See Notes to Financial Statements

97

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2024

	J.P. Morgan EM Local Currency Bond ETF	Moody’s Analytics BBB Corporate Bond ETF	Moody’s Analytics IG Corporate Bond ETF	Mortgage REIT Income ETF
Income:
Dividends	$—	$—	$—	$23,917,532
Interest	203,439,563	416,618	603,109	9,630
Securities lending income	66,221	395	824	336,636
Foreign taxes withheld	(3,427,186)	—	—	—
Total income	200,078,598	417,013	603,933	24,263,798

Expenses:
Management fees	8,435,661	20,731	24,846	895,665
Professional fees	56,948	—	—	—
Custody and accounting fees	779,259	—	—	—
Reports to shareholders	318,698	—	—	—
Trustees’ fees and expenses	50,223	—	—	—
Registration fees	9,989	—	—	—
Insurance	43,710	—	—	—
Interest	17,765	—	40	76,345
Taxes	358	58	58	1,150
Other	37,295	—	—	—
Total expenses	9,749,906	20,789	24,944	973,160
Expenses assumed by the Adviser	(358,443)	—	—	—
Net expenses	9,391,463	20,789	24,944	973,160
Net investment income	190,687,135	396,224	578,989	23,290,638

Net realized gain (loss) on:
Investments (1)	(211,366,948)	(242,308)	(224,972)	(20,636,442)
In-kind redemptions	(269,319)	—	—	3,030,892
Capital gain distributions from investment companies	—	—	—	211,308
Foreign currency transactions and foreign denominated assets and liabilities	(27,812,201)	—	—	—
Net realized loss	(239,448,468)	(242,308)	(224,972)	(17,394,242)

Net change in unrealized appreciation (depreciation) on:
Investments (2)	73,695,523	91,158	(67,098)	9,541,624
Foreign currency translations and foreign denominated assets and liabilities	(1,599,531)	—	—	—
Net change in unrealized appreciation (depreciation)	72,095,992	91,158	(67,098)	9,541,624
Net increase in net assets resulting from operations	$23,334,659	$245,074	$286,919	$15,438,020
(1) Net of foreign taxes	$(302,789)	$—	$—	$—
(2) Net of foreign taxes	$1,024,395	$—	$—	$—

See Notes to Financial Statements

98

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2024

Preferred Securities ex Financials ETF
Income:
Dividends	$103,296,781
Interest	1,042,568
Securities lending income	667,139
Foreign taxes withheld	(329,619)
Total income	104,676,869

Expenses:
Management fees	5,266,563
Interest	54,335
Taxes	1,150
Total expenses	5,322,048
Net investment income	99,354,821

Net realized gain (loss) on:
Investments	(37,206,855)
In-kind redemptions	4,744,996
Capital gain distributions from investment companies	1,136,881
Net realized loss	(31,324,978)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,235,878)
Net change in unrealized appreciation (depreciation)	(4,235,878)
Net increase in net assets resulting from operations	$63,793,965

See Notes to Financial Statements

99

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	BDC Income ETF		China Bond ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$89,851,157	$59,049,435	$765,062	$2,055,010
Net realized gain (loss)	3,724,610	(23,904,976)	(3,361,989)	(5,715,883)
Net change in unrealized appreciation (depreciation)	93,198,589	(58,310,532)	1,766,414	(75,243)
Net increase (decrease) in net assets resulting from operations	186,774,356	(23,166,073)	(830,513)	(3,736,116)
Distributions to shareholders from:
Distributable earnings	(89,851,157)	(59,501,743)	—	—
Return of capital	(187,793)	(1,673,017)	(1,040,340)	(1,816,350)
Total distributions	(90,038,950)	(61,174,760)	(1,040,340)	(1,816,350)

Share transactions*:
Proceeds from sale of shares	510,600,418	184,695,569	2,165,020	—
Cost of shares redeemed	(100,247,033)	(148,132,044)	(19,651,805)	(80,600,929)
Net Increase (decrease) in net assets resulting from share transactions	410,353,385	36,563,525	(17,486,785)	(80,600,929)
Total increase (decrease) in net assets	507,088,791	(47,777,308)	(19,357,638)	(86,153,395)
Net Assets, beginning of year	577,252,944	625,030,252	43,433,746	129,587,141
Net Assets, end of year	$1,084,341,735	$577,252,944	$24,076,108	$43,433,746
*Shares of Common Stock Issued (no par value)
Shares sold	31,825,000	12,250,000	100,000	—
Shares redeemed	(6,350,000)	(9,850,000)	(900,000)	(3,600,000)
Net increase (decrease)	25,475,000	2,400,000	(800,000)	(3,600,000)

See Notes to Financial Statements

100

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dynamic High Income ETF		Emerging Markets High Yield Bond ETF
	Year Ended April 30, 2024	Period Ended April 30, 2023(a)	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$37,834	$11,730	$23,754,349	$32,407,182
Net realized gain (loss)	3,188	(2,103)	(26,752,644)	(153,601,452)
Net change in unrealized appreciation (depreciation)	6,947	22,754	38,155,822	74,160,121
Net increase (decrease) in net assets resulting from operations	47,969	32,381	35,157,527	(47,034,149)
Distributions to shareholders from:
Distributable earnings	(38,919)	(11,730)	(24,467,300)	(37,523,220)
Return of capital	(4,123)	(1,494)	—	—
Total distributions	(43,042)	(13,224)	(24,467,300)	(37,523,220)

Share transactions*:
Proceeds from sale of shares	259,635	502,576	58,806,313	49,753,232
Cost of shares redeemed	—	—	(142,479,278)	(685,821,304)
Net Increase (decrease) in net assets resulting from share transactions	259,635	502,576	(83,672,965)	(636,068,072)
Total increase (decrease) in net assets	264,562	521,733	(72,982,738)	(720,625,441)
Net Assets, beginning of period	521,733	—	431,012,812	1,151,638,253
Net Assets, end of period	$786,295	$521,733	$358,030,074	$431,012,812
*Shares of Common Stock Issued (no par value)
Shares sold	10,000	20,000	3,200,000	2,700,000
Shares redeemed	—	—	(7,900,000)	(38,000,000)
Net increase (decrease)	10,000	20,000	(4,700,000)	(35,300,000)

(a)	For the period November 2, 2022 (commencement of operations) through April 30, 2023.

See Notes to Financial Statements

101

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Fallen Angel High Yield Bond ETF		Green Bond ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$161,545,173	$141,495,726	$2,862,304	$2,135,125
Net realized loss	(156,968,238)	(207,540,159)	(817,987)	(3,775,617)
Net change in unrealized appreciation (depreciation)	199,769,798	45,359,290	(190,734)	1,503,619
Net increase (decrease) in net assets resulting from operations	204,346,733	(20,685,143)	1,853,583	(136,873)
Distributions to shareholders from:
Distributable earnings	(159,923,520)	(148,186,700)	(2,789,760)	(2,159,765)

Share transactions*:
Proceeds from sale of shares	1,563,881,393	1,920,657,258	17,196,427	—
Cost of shares redeemed	(1,465,425,739)	(2,794,164,212)	—	(17,574,625)
Increase (decrease) in net assets resulting from share transactions	98,455,654	(873,506,954)	17,196,427	(17,574,625)
Total increase (decrease) in net assets	142,878,867	(1,042,378,797)	16,260,250	(19,871,263)
Net Assets, beginning of year	2,783,465,657	3,825,844,454	75,459,866	95,331,129
Net Assets, end of year	$2,926,344,524	$2,783,465,657	$91,720,116	$75,459,866
*Shares of Common Stock Issued (no par value)
Shares sold	56,000,000	69,550,000	750,000	—
Shares redeemed	(53,150,000)	(101,400,000)	—	(750,000)
Net increase (decrease)	2,850,000	(31,850,000)	750,000	(750,000)

See Notes to Financial Statements

102

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	IG Floating Rate ETF		International High Yield Bond ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$78,989,141	$44,136,995	$2,207,379	$2,966,234
Net realized gain (loss)	1,257,324	(4,106,028)	(5,090,301)	(6,221,536)
Net change in unrealized appreciation (depreciation)	17,025,169	(1,621,240)	5,490,598	3,305,546
Net increase in net assets resulting from operations	97,271,634	38,409,727	2,607,676	50,244
Distributions to shareholders from:
Distributable earnings	(77,301,370)	(39,541,190)	(1,811,747)	(2,745,823)
Return of capital	—	—	(464,333)	(324,327)
Total distributions	(77,301,370)	(39,541,190)	(2,276,080)	(3,070,150)

Share transactions*:
Proceeds from sale of shares	554,846,586	331,514,195	—	11,761,829
Cost of shares redeemed	(181,365,192)	(318,579,661)	(35,962,025)	(22,099,405)
Increase (decrease) in net assets resulting from share transactions	373,481,394	12,934,534	(35,962,025)	(10,337,576)
Total increase (decrease) in net assets	393,451,658	11,803,071	(35,630,429)	(13,357,482)
Net Assets, beginning of year	1,146,320,852	1,134,517,781	66,058,430	79,415,912
Net Assets, end of year	$1,539,772,510	$1,146,320,852	$30,428,001	$66,058,430
*Shares of Common Stock Issued (no par value)
Shares sold	21,950,000	13,250,000	—	600,000
Shares redeemed	(7,200,000)	(12,800,000)	(1,800,000)	(1,100,000)
Net increase (decrease)	14,750,000	450,000	(1,800,000)	(500,000)

See Notes to Financial Statements

103

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	J.P. Morgan EM Local Currency Bond ETF		Moody’s Analytics BBB Corporate Bond ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$190,687,135	$173,784,121	$396,224	$313,202
Net realized loss	(239,448,468)	(235,655,592)	(242,308)	(879,505)
Net change in unrealized appreciation (depreciation)	72,095,992	201,337,025	91,158	702,133
Net increase in net assets resulting from operations	23,334,659	139,465,554	245,074	135,830
Distributions to shareholders from:
Distributable earnings	(74,799,534)	(23,143,273)	(395,240)	(299,760)
Return of capital	(116,037,962)	(149,840,524)	—	—
Total distributions	(190,837,496)	(172,983,797)	(395,240)	(299,760)

Share transactions*:
Proceeds from sale of shares	362,831,748	459,045,576	—	—
Cost of shares redeemed	(640,998,130)	(274,639,215)	—	—
Net Increase (decrease) in net assets resulting from share transactions	(278,166,382)	184,406,361	—	—
Total increase (decrease) in net assets	(445,669,219)	150,888,118	(150,166)	(163,930)
Net Assets, beginning of year	3,224,345,400	3,073,457,282	8,444,830	8,608,760
Net Assets, end of year	$2,778,676,181	$3,224,345,400	$8,294,664	$8,444,830
*Shares of Common Stock Issued (no par value)
Shares sold	14,400,000	18,400,000	—	—
Shares redeemed	(26,300,000)	(11,400,000)	—	—
Net increase (decrease)	(11,900,000)	7,000,000	—	—

See Notes to Financial Statements

104

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Moody’s Analytics IG Corporate Bond ETF		Mortgage REIT Income ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$578,989	$443,779	$23,290,638	$16,885,952
Net realized loss	(224,972)	(1,334,692)	(17,394,242)	(25,025,938)
Net change in unrealized appreciation (depreciation)	(67,098)	1,037,261	9,541,624	(27,385,519)
Net increase (decrease) in net assets resulting from operations	286,919	146,348	15,438,020	(35,525,505)
Distributions to shareholders from:
Distributable earnings	(577,080)	(430,440)	(23,290,638)	(16,885,952)
Return of capital	—	—	(2,175,757)	(5,467,268)
Total distributions	(577,080)	(430,440)	(25,466,395)	(22,353,220)

Share transactions*:
Proceeds from sale of shares	—	—	98,094,333	61,069,628
Cost of shares redeemed	—	—	(21,455,897)	(24,680,759)
Increase in net assets resulting from share transactions	—	—	76,638,436	36,388,869
Total increase (decrease) in net assets	(290,161)	(284,092)	66,610,061	(21,489,856)
Net Assets, beginning of year	12,683,665	12,967,757	189,432,477	210,922,333
Net Assets, end of year	$12,393,504	$12,683,665	$256,042,538	$189,432,477
*Shares of Common Stock Issued (no par value)
Shares sold	—	—	8,650,000	5,250,000
Shares redeemed	—	—	(1,900,000)	(1,900,000)
Net increase	—	—	6,750,000	3,350,000

See Notes to Financial Statements

105

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Preferred Securities ex Financials ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$99,354,821	$62,024,311
Net realized loss	(31,324,978)	(10,656,813)
Net change in unrealized appreciation (depreciation)	(4,235,878)	(76,072,758)
Net increase (decrease) in net assets resulting from operations	63,793,965	(24,705,260)
Distributions to shareholders from:
Distributable earnings	(103,210,465)	(62,856,300)

Share transactions*:
Proceeds from sale of shares	610,528,274	232,255,280
Cost of shares redeemed	(42,538,023)	(87,347,038)
Net Increase in net assets resulting from share transactions	567,990,251	144,908,242
Total increase in net assets	528,573,751	57,346,682
Net Assets, beginning of year	1,059,644,396	1,002,297,714
Net Assets, end of year	$1,588,218,147	$1,059,644,396
*Shares of Common Stock Issued (no par value)
Shares sold	35,350,000	13,000,000
Shares redeemed	(2,500,000)	(4,850,000)
Net increase	32,850,000	8,150,000

See Notes to Financial Statements

106

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	BDC Income ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of year	$14.54	$16.76	$16.76	$10.75	$16.55
Net investment income (a)	1.84	1.63	1.44	1.43	1.54
Net realized and unrealized gain (loss) on investments	2.04	(2.18)	(0.06)	6.02	(5.86)
Total from investment operations	3.88	(0.55)	1.38	7.45	(4.32)
Distributions from:
Net investment income	(1.78)	(1.63)	(1.38)	(1.44)	(1.48)
Return of capital	— (b)	(0.04)	—	— (b)	—
Total distributions	(1.78)	(1.67)	(1.38)	(1.44)	(1.48)
Net asset value, end of year	$16.64	$14.54	$16.76	$16.76	$10.75
Total return (c)	28.03%	(2.60)%	8.23%	73.81%	(27.77)%

Ratios to average net assets
Gross expenses (d)(e)	0.42%	0.42%	0.41%	0.46%	0.48%
Net expenses (d)(e)	0.42%	0.42%	0.41%	0.41%	0.41%
Net expenses excluding interest and taxes (d)(e)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income (d)	11.60%	10.75%	8.34%	10.57%	9.95%
Supplemental data
Net assets, end of year (in millions)	$1,084	$577	$625	$412	$170
Portfolio turnover rate (f)	12%	28%	29%	26%	22%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Periods after April 30, 2021 reflect a unitary management fee structure.
(f)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

107

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	China Bond ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of year	$22.86	$23.56	$24.07	$22.39	$22.89
Net investment income (a)	0.51	0.57	0.66	0.73	0.87
Net realized and unrealized gain (loss) on investments	(0.79)	(0.76)	(0.40)	1.60	(0.49)
Total from investment operations	(0.28)	(0.19)	0.26	2.33	0.38
Distributions from:
Net investment income	—	— (b)	(0.76)	(0.65)	(0.79)
Return of capital	(0.69)	(0.51)	(0.01)	—	(0.09)
Total distributions	(0.69)	(0.51)	(0.77)	(0.65)	(0.88)
Net asset value, end of year	$21.89	$22.86	$23.56	$24.07	$22.39
Total return (c)	(1.21)%	(0.80)%	1.02%	10.56%	1.76%

Ratios to average net assets
Gross expenses	0.79%	0.51%	0.52%	0.68%	3.53%
Net expenses	0.51%	0.51%	0.51%	0.50%	0.50%
Net expenses excluding interest and taxes	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.31%	2.51%	2.69%	3.07%	3.93%
Supplemental data
Net assets, end of year (in millions)	$24	$43	$130	$104	$4
Portfolio turnover rate (d)	65%	10%	60%	17%	21%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

108

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Dynamic High Income ETF

	Year Ended April 30, 2024	Period Ended April 30, 2023 (a)

Net asset value, beginning of period	$26.09	$25.13
Net investment income (b)	1.31	0.59
Net realized and unrealized gain on investments	0.29	1.03
Total from investment operations	1.60	1.62
Distributions from:
Net investment income	(1.30)	(0.59)
Net realized capital gains	(0.04)	—
Return of capital	(0.14)	(0.07)
Total distributions	(1.48)	(0.66)
Net asset value, end of period	$26.21	$26.09
Total return (c)	6.33%	6.47%

Ratios to average net assets
Expenses (d)	0.11%	0.10	%(e)
Expenses excluding interest and taxes (d)	0.10%	0.10	%(e)
Net investment income (d)	5.03%	4.55	%(e)
Supplemental data
Net assets, end of period (in millions)	$1	$1
Portfolio turnover rate (f)	52%	8%

(a)	For the period November 2, 2022 (commencement of operations) through April 30, 2023.
(b)	Calculated based upon average shares outstanding
(c)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Annualized
(f)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

109

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Emerging Markets High Yield Bond ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of year	$18.19	$19.52	$23.63	$20.54	$23.34
Net investment income (a)	1.15	1.10	1.20	1.29	1.42
Net realized and unrealized gain (loss) on investments	0.67	(1.25)	(4.11)	3.06	(2.77)
Total from investment operations	1.82	(0.15)	(2.91)	4.35	(1.35)
Distributions from:
Net investment income	(1.17)	(1.18)	(1.20)	(1.26)	(1.45)
Net asset value, end of year	$18.84	$18.19	$19.52	$23.63	$20.54
Total return (b)	10.50%	(0.56)%	(12.84)%	21.53%	(6.27)%

Ratios to average net assets
Gross expenses (c)	0.40%	0.40%	0.40%	0.45%	0.47%
Net expenses (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	6.32%	6.08%	5.39%	5.58%	6.19%
Supplemental data
Net assets, end of year (in millions)	$358	$431	$1,152	$784	$308
Portfolio turnover rate (d)	30%	21%	34%	31%	28%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

110

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Fallen Angel High Yield Bond ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of year	$27.74	$28.94	$32.20	$26.84	$29.00
Net investment income (a)	1.61	1.29	1.19	1.49	1.54
Net realized and unrealized gain (loss) on investments	0.61	(1.15)	(3.22)	5.35	(2.16)
Total from investment operations	2.22	0.14	(2.03)	6.84	(0.62)
Distributions from:
Net investment income	(1.60)	(1.34)	(1.23)	(1.48)	(1.54)
Net asset value, end of year	$28.36	$27.74	$28.94	$32.20	$26.84
Total return (b)	8.26%	0.60%	(6.63)%	25.95%	(2.38)%

Ratios to average net assets
Gross expenses (c)	0.33%	0.35%	0.35%	0.43%	0.43%
Net expenses (c)	0.33%	0.35%	0.35%	0.35%	0.35%
Net investment income	5.77%	4.68%	3.70%	4.83%	5.35%
Supplemental data
Net assets, end of year (in millions)	$2,926	$2,783	$3,826	$4,915	$1,683
Portfolio turnover rate (d)	71%	31%	44%	27%	68%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

111

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Green Bond ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of year	$23.58	$24.13	$27.16	$26.85	$25.87
Net investment income (a)	0.81	0.63	0.55	0.55	0.58
Net realized and unrealized gain (loss) on investments	(0.38)	(0.54)	(3.03)	0.28(b)	1.00
Total from investment operations	0.43	0.09	(2.48)	0.83	1.58
Distributions from:
Net investment income	(0.79)	(0.64)	(0.55)	(0.52)	(0.50)
Return of capital	—	—	—	—	(0.10)
Total distributions	(0.79)	(0.64)	(0.55)	(0.52)	(0.60)
Net asset value, end of year	$23.22	$23.58	$24.13	$27.16	$26.85
Total return (c)	1.89%	0.41%	(9.30)%	3.07%	6.17%

Ratios to average net assets
Gross expenses (d)	0.20%	0.20%	0.20%	0.65%	0.83%
Net expenses (d)	0.20%	0.20%	0.20%	0.20%	0.23%
Net investment income	3.48%	2.71%	2.07%	2.01%	2.17%
Supplemental data
Net assets, end of year (in millions)	$92	$75	$95	$84	$32
Portfolio turnover rate (e)	14%	20%	19%	25%	83%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Periods after April 30, 2021 reflect a unitary management fee structure.
(e)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

112

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	IG Floating Rate ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of year	$25.08	$25.07	$25.33	$24.61	$25.25
Net investment income (a)	1.59	0.98	0.14	0.23	0.68
Net realized and unrealized gain (loss) on investments	0.38	(0.09)	(0.25)	0.76	(0.61)
Total from investment operations	1.97	0.89	(0.11)	0.99	0.07
Distributions from:
Net investment income	(1.58)	(0.88)	(0.15)	(0.27)	(0.71)
Net asset value, end of year	$25.47	$25.08	$25.07	$25.33	$24.61
Total return (b)	8.12%	3.61%	(0.45)%	4.07%	0.26%

Ratios to average net assets
Gross expenses (c)	0.14%	0.14%	0.14%	0.39%	0.40%
Net expenses (c)	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income	6.31%	3.95%	0.56%	0.93%	2.70%
Supplemental data
Net assets, end of year (in millions)	$1,540	$1,146	$1,135	$560	$461
Portfolio turnover rate (d)	89%	55%	78%	72%	40%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

113

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	International High Yield Bond ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of year	$20.02	$20.90	$25.71	$22.21	$24.54
Net investment income (a)	1.06	0.96	1.02	1.13	1.26
Net realized and unrealized gain (loss) on investments	0.33	(0.85)	(4.78)	3.54	(2.33)
Total from investment operations	1.39	0.11	(3.76)	4.67	(1.07)
Distributions from:
Net investment income	(0.88)	(0.89)	(1.05)	(1.10)	(1.17)
Return of capital	(0.24)	(0.10)	—	(0.07)	(0.09)
Total distributions	(1.12)	(0.99)	(1.05)	(1.17)	(1.26)
Net asset value, end of year	$20.29	$20.02	$20.90	$25.71	$22.21
Total return (b)	7.13%	0.78%	(15.07)%	21.30%	(4.67)%

Ratios to average net assets
Gross expenses (c)	0.40%	0.40%	0.40%	0.56%	0.62%
Net expenses (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	5.27%	4.89%	4.21%	4.54%	5.17%
Supplemental data
Net assets, end of year (in millions)	$30	$66	$79	$100	$89
Portfolio turnover rate (d)	31%	22%	25%	33%	37%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

114

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	J.P. Morgan EM Local Currency Bond ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of year	$25.13	$25.33	$31.14	$29.36	$33.11
Net investment income (a)	1.52	1.43	1.47	1.55	2.00
Net realized and unrealized gain (loss) on investments	(1.25)	(0.21)	(5.84)	1.78	(3.75)
Total from investment operations	0.27	1.22	(4.37)	3.33	(1.75)
Distributions from:
Net investment income	(0.60)	(0.18)	(0.77)	(0.01)	(0.48)
Return of capital	(0.93)	(1.24)	(0.67)	(1.54)	(1.52)
Total distributions	(1.53)	(1.42)	(1.44)	(1.55)	(2.00)
Net asset value, end of year	$23.87	$25.13	$25.33	$31.14	$29.36
Total return (b)	1.03%	5.16%	(14.56)%	11.40%	(5.79)%

Ratios to average net assets
Gross expenses	0.31%	0.31%	0.32%	0.31%	0.36%
Net expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	6.10%	5.87%	5.00%	4.92%	6.05%
Supplemental data
Net assets, end of year (in millions)	$2,779	$3,224	$3,073	$3,380	$3,339
Portfolio turnover rate (c)	37%	29%	33%	40%	39%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

115

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Moody’s Analytics BBB Corporate Bond ETF

				Period
				Ended
	Year Ended April 30,			April 30,
	2024	2023	2022	2021 (a)

Net asset value, beginning of period	$21.11	$21.52	$24.73	$25.00
Net investment income (b)	0.99	0.78	0.55	0.22
Net realized and unrealized loss on investments	(0.37)	(0.44)	(3.19)	(0.30)
Total from investment operations	0.62	0.34	(2.64)	(0.08)
Distributions from:
Net investment income	(0.99)	(0.75)	(0.57)	(0.19)
Net asset value, end of period	$20.74	$21.11	$21.52	$24.73
Total return (c)	3.02%	1.70%	(10.96)%	(0.32)%

Ratios to average net assets
Expenses	0.25%	0.25%	0.25%	0.25	%(d)
Net investment income	4.78%	3.75%	2.26%	2.14	%(d)
Supplemental data
Net assets, end of period (in millions)	$8	$8	$9	$10
Portfolio turnover rate (e)	62%	91%	48%	35%

(a)	For the period December 2, 2020 (commencement of operations) through April 30, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Annualized
(e)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

116

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Moody’s Analytics IG Corporate Bond ETF

				Period
				Ended
	Year Ended April 30,			April 30,
	2024	2023	2022	2021 (a)

Net asset value, beginning of period	$21.14	$21.61	$24.58	$25.00
Net investment income (b)	0.96	0.74	0.52	0.21
Net realized and unrealized loss on investments	(0.48)	(0.49)	(2.96)	(0.45)
Total from investment operations	0.48	0.25	(2.44)	(0.24)
Distributions from:
Net investment income	(0.96)	(0.72)	(0.53)	(0.18)
Net asset value, end of period	$20.66	$21.14	$21.61	$24.58
Total return (c)	2.36%	1.22%	(10.15)%	(0.97)%

Ratios to average net assets
Expenses	0.20%	0.20%	0.20%	0.20	%(d)
Net investment income	4.66%	3.53%	2.13%	2.10	%(d)
Supplemental data
Net assets, end of period (in millions)	$12	$13	$13	$15
Portfolio turnover rate (e)	54%	84%	53%	28%

(a)	For the period December 2, 2020 (commencement of operations) through April 30, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Annualized
(e)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

117

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Mortgage REIT Income ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of year	$11.01	$15.23	$19.45	$11.42	$23.63
Net investment income (a)	1.17	1.21	0.76	0.86	1.45
Net realized and unrealized gain (loss) on investments	(0.22)	(3.82)	(3.44)	8.49	(11.90)
Total from investment operations	0.95	(2.61)	(2.68)	9.35	(10.45)
Distributions from:
Net investment income	(1.16)	(1.21)	(0.79)	(0.83)	(1.45)
Return of capital	(0.11)	(0.40)	(0.75)	(0.49)	(0.31)
Total distributions	(1.27)	(1.61)	(1.54)	(1.32)	(1.76)
Net asset value, end of year	$10.69	$11.01	$15.23	$19.45	$11.42
Total return (b)	8.59%	(16.95)%	(14.74)%	85.71%	(46.63)%

Ratios to average net assets
Gross expenses (c)	0.43%	0.43%	0.41%	0.49%	0.50%
Net expenses (c)	0.43%	0.43%	0.41%	0.41%	0.41%
Net expenses excluding interest and taxes (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	10.40%	9.30%	4.15%	5.55%	6.70%
Supplemental data
Net assets, end of year (in millions)	$256	$189	$211	$310	$119
Portfolio turnover rate (d)	16%	19%	12%	31%	16%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

118

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Preferred Securities ex Financials ETF
	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of year	$17.51	$19.15	$20.97	$18.23	$19.37
Net investment income (a)	1.29	1.12	1.01	0.98	1.06
Net realized and unrealized gain (loss) on investments	(0.45)	(1.62)	(1.68)	2.72	(1.12)
Total from investment operations	0.84	(0.50)	(0.67)	3.70	(0.06)
Distributions from:
Net investment income	(1.34)	(1.14)	(1.13)	(0.96)	(1.08)
Return of capital	—	—	(0.02)	—	—
Total distributions	(1.34)	(1.14)	(1.15)	(0.96)	(1.08)
Net asset value, end of year	$17.01	$17.51	$19.15	$20.97	$18.23
Total return (b)	5.04%	(2.50)%	(3.61)%	20.78%	(0.54)%

Ratios to average net assets
Gross expenses (c)	0.40%	0.41%	0.40%	0.43%	0.44%
Net expenses (c)	0.40%	0.41%	0.40%	0.40%	0.41%
Net expenses excluding interest and taxes (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	7.55%	6.28%	4.79%	4.97%	5.41%
Supplemental data
Net assets, end of year (in millions)	$1,588	$1,060	$1,002	$948	$689
Portfolio turnover rate (d)	27%	27%	37%	36%	45%

(a)	Calculated based upon average shares outstanding
(b)	Returns are not annualized and include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate is not annualized and excludes in-kind transactions.

See Notes to Financial Statements

119

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2024

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

BDC Income ETF (“BDC Income”)	Diversified
China Bond ETF (“China Bond”)	Non-Diversified
Dynamic High Income ETF (Dynamic Income”)	Non-Diversified
Emerging Markets High Yield Bond ETF (“Emerging Markets High Yield”)	Diversified
Fallen Angel High Yield Bond ETF (“Fallen Angel”)	Diversified
Green Bond ETF (“Green Bond”)	Diversified
IG Floating Rate ETF (“Floating Rate”)	Non-Diversified
International High Yield Bond ETF (“International High Yield”)	Diversified
J.P. Morgan EM Local Currency Bond ETF (“J.P. Morgan EM”)	Non-Diversified
Moody’s Analytics BBB Corporate Bond ETF (“Moody’s Analytics BBB”)	Non-Diversified
Moody’s Analytics IG Corporate Bond ETF (“Moody’s Analytics IG”)	Diversified
Mortgage REIT Income ETF (“Mortgage REIT”)	Non-Diversified
Preferred Securities ex Financials ETF (“Preferred Securities”)	Non-Diversified

Each Fund’s investment objective, except Dynamic High Income ETF, is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index which are listed in the table below. The investment objective of Dynamic High Income ETF is to provide high current income with consideration for capital appreciation.

Fund	Index

BDC Income	MVIS® US Business Development Companies Index
China Bond	ChinaBond China High Quality Bond Index
Emerging Markets High Yield	ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index
Fallen Angel	ICE US Fallen Angel High Yield 10% Constrained Index
Green Bond	S&P Green Bond U.S. Dollar Select Index
Floating Rate	MVIS® US Investment Grade Floating Rate Index
International High Yield	ICE BofA Global ex-US Issuers High Yield Constrained Index
J.P. Morgan EM	J.P. Morgan GBI-EM Global Core Index
Moody’s Analytics BBB	MVIS® Moody’s Analytics® US BBB Corporate Bond Index
Moody’s Analytics IG	MVIS® Moody’s Analytics® US Investment Grade Corporate Bond Index
Mortgage REIT	MVIS® US Mortgage REITs Index
Preferred Securities	ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index

Van Eck Associates Corporation (“VEAC”) serves as the investment adviser for the Funds, except for BDC Income. Effective March 7, 2024, Van Eck Absolute Return Advisers Corporation (“VEARA”) serves as the investment adviser to BDC Income. VEAC and VEARA are collectively referred to as the “Adviser”. Effective January 12, 2024, China Asset Management (Hong Kong) Limited no longer serves as the sub-adviser to China Bond.

The Funds (except BDC Income, Dynamic Income, Mortgage REIT and Preferred Securities) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that the Adviser uses quantitative analysis to select bonds and other securities that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. China Bond seeks to achieve its investment objective by primarily investing in RMB bonds through Bond Connect. BDC Income, Mortgage REIT and Preferred Securities each seek to achieve their investment objective through a portfolio of securities in

120

substantially the same weighting as their index. Dynamic High Income ETF is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing in exchange traded products (“ETPs”) that are registered under the applicable federal securities laws and that invest in securities that generate income.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. The Funds’ Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to
121

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NOTES TO FINANCIAL STATEMENTS

(continued)

determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund (except BDC Income and Mortgage REIT, which are declared and paid quarterly). Distributions of net realized capital gains and return of capital, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. Any currency denominated in Rubles cannot be repatriated and such currency was valued at $0 as of April 30, 2024.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at April 30,
122

2024 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued using the effective interest method. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable. Dividend income is recorded on the ex-dividend date.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

China Bond is required to hold foreign investor minimum settlement reserve funds by the China Securities Depository and Clearing Corporation Limited. Refer to cash denominated in foreign currency, at value on the Statement of Assets and Liabilities for the amount held at April 30, 2024.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least September 1, 2024, to waive management fees and assume expenses to prevent total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations for the Funds listed in the table below.

The expense limitations and management fee rates for the year ended April 30, 2024 are as follows:

Fund	Management Fees	Expense Limitations
China Bond	0.40%	0.50%
J.P. Morgan EM	0.27	0.30

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

The Funds listed in the table below utilize a unitary management fee structure where the Adviser will pay all Fund expenses, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

The unitary management fee rates for the year ended April 30, 2024 are as follows:

Fund	Management Fee Rate
BDC Income	0.40%
Dynamic Income	0.10
Emerging Markets High Yield	0.40
Fallen Angel	0.25	*
Floating Rate	0.14
Green Bond	0.20
International High Yield	0.40
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NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Management Fee Rate
Moody’s Analytics BBB	0.25
Moody’s Analytics IG	0.20
Mortgage REIT	0.40
Preferred Securities	0.40

*	Prior to March 7, 2024, the management fee was 0.35%.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At April 30, 2024, the Adviser owned approximately 82% and 24% of Moody’s Analytics BBB and Moody’s Analytics IG, respectively.

Note 4—Capital Share Transactions—As of April 30, 2024, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended April 30, 2024, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
BDC Income	$94,867,578	$95,003,795	$510,705,887	$98,773,247
China Bond	20,065,208	38,748,826	—	—
Dynamic Income	427,484	386,832	219,013	—
Emerging Markets High Yield	138,651,445	108,770,818	21,096,556	132,464,973
Fallen Angel	1,963,450,231	1,976,548,181	1,495,883,399	1,402,855,175
Floating Rate	1,144,358,343	1,070,142,390	418,362,408	140,314,464
Green Bond	14,051,166	11,298,146	14,021,605	—
International High Yield	12,820,905	12,929,582	—	35,347,088
J.P. Morgan EM	1,106,273,534	1,141,243,785	98,675,150	377,459,341
Moody’s Analytics BBB	5,066,528	5,107,275	—	—
Moody’s Analytics IG	6,575,645	6,651,192	—	—
Mortgage REIT	37,518,922	35,910,209	98,124,984	21,788,578
Preferred Securities	455,642,902	353,633,348	560,126,375	40,761,026

Note 6—Income Taxes—As of April 30, 2024, for Federal income tax purposes, the identified tax cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

124

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BDC Income	$1,128,444,019	$79,883,404	$(33,507,380)	$46,376,024
China Bond	22,247,392	114,864	(1,445,459)	(1,330,595)
Dynamic Income	758,532	34,002	(4,301)	29,701
Emerging Markets High Yield	388,161,239	4,139,277	(34,272,547)	(30,133,270)
Fallen Angel	3,190,107,802	33,608,413	(207,663,331)	(174,054,918)
Floating Rate	1,515,382,061	10,475,338	(2,416,023)	8,059,315
Green Bond	100,959,599	397,458	(9,219,389)	(8,821,931)
International High Yield	33,625,354	396,634	(3,431,414)	(3,034,780)
J.P. Morgan EM	3,079,633,116	59,407,442	(404,029,858)	(344,622,416)
Moody’s Analytics BBB	8,552,614	78,258	(487,183)	(408,925)
Moody’s Analytics IG	13,099,115	83,537	(953,109)	(869,572)
Mortgage REIT	335,777,528	5,426,473	(61,063,404)	(55,636,931)
Preferred Securities	1,705,832,963	32,787,658	(155,053,400)	(122,265,742)

At April 30, 2024, the components of total distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Post-October Losses Deferred*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
BDC Income	$–	$(103,072,184)	$–	$(9,394)	$46,376,024	$(56,705,554)
China Bond	–	(32,113)	(814,997)	(1,491)	(1,335,536)	(2,184,137)
Dynamic Income	–	–	–	–	29,701	29,701
Emerging Markets High Yield	1,764,767	(209,338,019)	–	(134,326)	(30,133,277)	(237,840,855)
Fallen Angel	15,832,986	(445,798,191)	–	(67,964)	(174,054,918)	(604,088,087)
Floating Rate	7,682,503	(6,275,958)	–	(21,617)	8,059,315	9,444,243
Green Bond	286,174	(4,700,283)	–	(1,074)	(8,821,950)	(13,237,133)
International High Yield	–	(18,423,099)	(133,983)	(36,396)	(3,037,298)	(21,630,776)
J.P. Morgan EM	–	(446,936,551)	(112,162,376)	6,616,259	(345,847,018)	(898,329,686)
Moody’s Analytics BBB	34,134	(1,330,430)	–	–	(408,925)	(1,705,221)
Moody’s Analytics IG	48,863	(1,785,616)	–	–	(869,571)	(2,606,324)
Mortgage REIT	–	(126,864,808)	–	(16,360)	(55,636,931)	(182,518,099)
Preferred Securities	11,784,132	(102,681,580)	–	(5,579,753)	(122,265,742)	(218,742,943)

*Post-October losses represent certain ordinary, specified and / or capital losses incurred after October 31, 2023. These losses are deemed to arise on the first day of the funds’ next taxable year.

The tax character of distributions paid to shareholders was as follows:

	April 30, 2024			April 30, 2023
Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Ordinary Income*	Return of Capital
BDC Income	$89,851,157	$–	$187,793	$59,501,743	$1,673,017
China Bond	–	–	1,040,340	–	1,816,350
Dynamic Income	37,834	1,085	4,123	11,730	1,494
Emerging Markets High Yield	24,467,300	–	–	37,523,220	–
Fallen Angel	159,923,520	–	–	148,186,700	–
Floating Rate	77,301,370	–	–	39,541,190	–
Green Bond	2,789,760	–	–	2,159,765	–
International High Yield	1,811,747	–	464,333	2,745,823	324,327
J.P. Morgan EM	74,799,534	–	116,037,962	23,143,273	149,840,524
Moody’s Analytics BBB	395,240	–	–	299,760	–
Moody’s Analytics IG	577,080	–	–	430,440	–
Mortgage REIT	23,290,638	–	2,175,757	16,885,952	5,467,268
Preferred Securities	103,210,465	–	–	62,856,300	–
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NOTES TO FINANCIAL STATEMENTS

(continued)

*Includes short-term capital gains (if any).

At April 30, 2024, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
BDC Income	$(40,799,495)	$(62,272,689)	$(103,072,184)
China Bond	–	(32,113)	(32,113)
Emerging Markets High Yield	(84,628,310)	(124,709,709)	(209,338,019)
Fallen Angel	(138,922,175)	(306,876,016)	(445,798,191)
Floating Rate	(3,507,250)	(2,768,708)	(6,275,958)
Green Bond	(1,553,585)	(3,146,698)	(4,700,283)
International High Yield	(2,525,144)	(15,897,955)	(18,423,099)
J.P. Morgan EM	(125,158,514)	(321,778,037)	(446,936,551)
Moody’s Analytics BBB	(328,413)	(1,002,017)	(1,330,430)
Moody’s Analytics IG	(266,864)	(1,518,752)	(1,785,616)
Mortgage REIT	(22,977,063)	(103,887,745)	(126,864,808)
Preferred Securities	(37,436,543)	(65,245,037)	(102,681,580)

During the year ended April 30, 2024, Dynamic High Income and Floating Rate utilized $2,103 and $558,188, respectively, of their capital loss carryforward available from prior years.

During the year ended April 30, 2024, as a result of permanent book to tax differences, primarily due to the tax treatment of in-kind redemptions, the Funds incurred differences that affected total distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
BDC Income	$(11,012,397)	$11,012,397
China Bond	4,652,821	(4,652,821)
Emerging Markets High Yield	9,187,684	(9,187,684)
Fallen Angel	12,654	(12,654)
Floating Rate	(385,501)	385,501
International High Yield	3,745,300	(3,745,300)
J.P. Morgan EM	19,700,157	(19,700,157)
Mortgage REIT	(2,740,181)	2,740,181
Preferred Securities	(3,792,886)	3,792,886

Realized gains or losses attributable to fluctuations in foreign exchange rates on investments and other foreign currency denominated assets and liabilities result in permanent book to tax differences, which may affect the tax character of distributions and undistributed net investment income at the end of the Funds’ fiscal year and may result in a tax return of capital.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2024, the Funds did not incur any interest or penalties.

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China generally imposes withholding tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on interest income derived by nonresidents in the Chinese corporate bond market, including Qualified Foreign Institutional Investors (“QFII”), Renminbi Qualified Foreign Institutional Investors (“RQFIIs”) and investors in the China Bond Connect Program.

On November 7, 2018, the PRC issued guidance (Circular 108) clarifying that nonresidents (including QFIIs, and RQFIIs) are exempted from withholding income tax and value added tax with respect to bond interest income derived in the Chinese domestic bond market from November 7, 2018 to November 6, 2021. On November 26, 2021, the PRC Ministry of Finance and PRC State Taxation Administration jointly issued Caishui [2021] No. 34 (“Circular 34”) to formally extend the tax exemption period provided in Circular 108 to December 31, 2025.

Additionally, under the PRC Corporate Income Tax regime, China also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. However, capital gains derived by a nonresident pursuant to an RQFII license and investments through the China Bond Connect Program from the transfer of bonds issued by PRC entities are considered to be non PRC-sourced and therefore not subject to WHT.

PRC rules for taxation of RQFIIs (and QFIIs) and investment through the China Bond Connect Program are evolving and future tax guidance issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance may apply retroactively regarding the tax treatment of capital gains derived from the transfer of Chinese bonds by nonresidents, even if such rules are adverse to China Bond and J.P. Morgan EM and their shareholders. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding capital gains from Chinese Bonds to RQFIIs, which is the former Sub-Adviser in this case, and begin collecting capital gains tax, China Bond could be subject to a tax liability via the former Sub-Adviser. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding capital gains from Chinese Bond investments made through the Bond Connect Program, and begin collecting capital gains tax, China Bond and J.P. Morgan EM could be subject to a tax liability. The impact of any such tax liability on the return for China Bond and J.P. Morgan EM could be substantial.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (see Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Investments in bonds or in Funds holding bonds involve risks, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

The Funds (except BDC Income, China Bond, Floating Rate, Mortgage REIT and Preferred Securities) may directly or indirectly invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market. These Funds may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. These risks include devaluation of currencies, currency controls, less reliable information about

127

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

BDC Income invests in business development companies which generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies.

China Bond, Emerging Markets High Yield, Fallen Angel, Green Bond, International High Yield, Floating Rate, J.P. Morgan EM, Moody’s Analytics BBB, and Moody’s Analytics IG invest in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Funds may have significant investments in foreign debt securities, they may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Dynamic High Income ETF may concentrate its investments in ETPs that invest directly in, or have exposure to, equity and debt securities. Such investments may subject the ETPs to greater volatility than investments in traditional securities. The Fund is dependent on the performance of underlying funds and is subject to the risks of those funds.

Green Bond may invest in bonds whose proceeds are used principally for climate mitigation, climate adaption or other environmentally beneficial projects. Some “green” investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies.

Moody’s Analytics BBB invests in BBB-rated bonds, which are typically subject to greater risk of downgrade than other investment grade bonds. The risk of downgrade to below-investment grade will be heightened during an economic downturn or a substantial period of rising interest rates. Any downgrade of such bonds would relegate them from the investment grade universe to the high yield (or “junk” bond) universe, which could negatively affect their value.

Mortgage REIT invests directly in mortgage real estate investment trusts (“mortgage REITs”) and is exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. To the extent that a mortgage REIT invests in mortgage-backed securities, it may be subject to default risk or interest rate risk. Mortgage REIT may invest in mortgage REITs that may trade at a discount or premium to their net asset value.

Preferred Securities invests in preferred securities which are essentially contractual obligations that declare distributions but permit the issuer to defer or suspend distributions. For tax purposes, this may require the Fund to account for the distribution that has been deferred or suspended, even though it may not have received this income. Preferred securities are also subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely distributions of dividends. In addition, preferred securities are subject to interest rate risk. Preferred securities interest rates may move in an inverse direction to that of general interest rates.

Preferred Securities may invest directly in real estate investment trusts (“REITs”) and is exposed to the risk of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. The Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.

128

Should the Chinese government impose restrictions on the ability of China Bond to repatriate funds associated with direct investment in bonds issued in the PRC, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

A unitary management fee was adopted on May 1, 2021, for BDC Income, Emerging Markets High Yield, Fallen Angel, Green Bond, International High Yield, Floating Rate, Mortgage REIT, and Preferred Securities. For these Funds, the liability for the Plan shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities represents amounts accrued through April 30, 2021. Dynamic Income, Moody’s Analytics BBB and Moody’s Analytics IG commenced operations with a unitary management fee and therefore bear no costs or liabilities relative to the Plan.

For China Bond and J.P. Morgan EM, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations, and the liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at April 30, 2024 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of April 30, 2024:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
BDC Income	$139,211,087	$89,871,466	$55,225,051	$145,096,517
Emerging Markets High Yield	12,053,662	9,793,937	2,758,350	12,552,287
Fallen Angel	180,703,191	147,489,017	52,717,497	200,206,514
Floating Rate	3,804,013	4,149,731	716,763	4,866,494
Green Bond	3,184,026	1,573,215	1,733,230	3,306,445

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VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
International High Yield	944,012	860,040	149,090	1,009,130
J.P. Morgan EM	5,532,214	5,691,051	–	5,691,051
Moody’s Analytics BBB	237,762	–	249,565	249,565
Moody’s Analytics IG	386,890	45,033	359,643	404,676
Mortgage REIT	71,854,807	24,490,136	50,613,804	75,103,940

The following table presents money market fund investments held as collateral by type of security on loan as of April 30, 2024:

	Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Corporate Bonds	Equity Securities	Government Obligations
BDC Income	$–	$89,871,466	$–
Emerging Markets High Yield	9,793,937	–	–
Fallen Angel	147,489,017	–	–
Floating Rate	4,149,731	–	–
Green Bond	1,314,915	110,250	148,050
International High Yield	860,040	–	–
J.P. Morgan EM	–	–	5,691,051
Moody’s Analytics IG	45,033	–	–
Mortgage REIT	–	24,490,136	–

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2024, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
BDC Income	252	$3,848,195	6.61%
China Bond	4	2,154,561	6.42
Fallen Angel	5	2,037,770	6.48
J.P. Morgan EM	22	3,371,913	6.65
Moody’s Analytics IG	1	213,761	6.68
Mortgage REIT	188	2,236,108	6.65
Preferred Securities	65	4,287,503	6.53

Outstanding loan balances as of April 30, 2024, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—New Regulatory Requirements—On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund.

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR which will be available at https://www.sec.gov.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery). These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

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Note 12—Subsequent Event Review—Effective after the close of trading on the NYSE Arca, Inc. on May 31, 2024, the China Bond ETF changed its benchmark index from the ChinaBond China High Quality Bond Index to the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index.

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VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of each of the thirteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (thirteen of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of April 30, 2024, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds

VanEck BDC Income ETF (1)	VanEck International High Yield Bond ETF (1)
VanEck China Bond ETF (1)	VanEck J.P. Morgan EM Local Currency Bond ETF (1)
VanEck Dynamic High Income ETF (2)	VanEck Moody’s Analytics BBB Corporate Bond ETF (1)
VanEck Emerging Markets High Yield Bond ETF (1)	VanEck Moody’s Analytics IG Corporate Bond ETF (1)
VanEck Fallen Angel High Yield Bond ETF (1)	VanEck Mortgage REIT Income ETF (1)
VanEck Green Bond ETF (1)	VanEck Preferred Securities ex Financials ETF (1)
VanEck IG Floating Rate ETF (1)

(1) Statement of operations for the year ended April 30, 2024 and the statement of changes in net assets and financial highlights for each of the two years in the period ended April 30, 2024. (2) Statement of operations for the year ended April 30, 2024 and the statement of changes in net assets and financial highlights for the year ended April 30, 2024 and the period November 2, 2022 (commencement of operations) through April 30, 2023.

The financial statements of the Funds (other than VanEck Dynamic High Income ETF) as of and for the year or period ended April 30, 2022, and the financial highlights for each of the periods ended on or prior to April 30, 2022 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 23, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the

132

custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
June 26, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

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VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2024 income tax purposes will be sent to them in early 2025. Please consult your tax advisor for additional information regarding the treatment of these distributions.

Fund Name	Ticker Symbol	Payable Date	Total Distribution Paid Per Share	Return of Capital (a)	Income Dividends	Foreign Taxes Paid (b)	Total Ordinary Income Dividends	Foreign Source Income as a % of Total Ordinary Income (b)
China Bond	CBON	Monthly	$0.6851	$0.6851	$-	$-	$-	-%
Emerging Markets High Yield	HYEM	Monthly	1.1741	-	1.1741	0.0001	1.1742	94.04
Fallen Angel	ANGL	Monthly	1.5996	-	1.5996	-	1.5996	-
Floating Rate	FLTR	Monthly	1.5817	-	1.5817	-	1.5817	-
Green Bond	GRNB	Monthly	0.7940	-	0.7940	0.0003	0.7943	57.78
International High Yield	IHY	Monthly	1.1175	0.2363	0.8812	0.0005	0.8817	100.00
J.P. Morgan EM	EMLC	Monthly	1.5288	0.9300	0.5988	0.0298	0.6286	100.00
Moody’s Analytics BBB	MBBB	Monthly	0.9881	-	0.9881	-	0.9881	-
Moody’s Analytics IG	MIG	Monthly	0.9618	-	0.9618	-	0.9618	-

Fund Name	Ticker Symbol	Payable Date	Section 163(j)- Interest Dividends as a % of the Total Ordinary Income Distribution (c)	Qualified Interest Income (QII) as a % of the Total Ordinary Income Distribution (d)
Emerging Markets High Yield	HYEM	Monthly	94.21%	-%
Fallen Angel	ANGL	Monthly	94.47	77.77
Floating Rate	FLTR	Monthly	99.54	61.34
Green Bond	GRNB	Monthly	94.28	38.63
International High Yield	IHY	Monthly	94.39	-
J.P. Morgan EM	EMLC	Monthly	99.44	-
Moody’s Analytics BBB	MBBB	Monthly	98.49	76.29
Moody’s Analytics IG	MIG	Monthly	97.29	66.78

(a) A return of capital is not considered taxable income to shareholders. Shareholders who received these distributions should not include these amounts in taxable income and should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should use the more detailed information provided on Form 8937 - Organizational Actions Affecting Basis provided on the funds’ website at www.vaneck.com.

(b) Funds with an amount in these columns have qualified to pass-through foreign taxes and foreign source income to their shareholders.

Accordingly, shareholders may include their share of foreign source income on Form 1116 (Form 1118 for corporations) and may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. To determine your portion of foreign source income, multiply the dollar amount of your ordinary dividends by the percentage indicated.

(c) These amounts represent distributions paid during the taxable year ended April 30, 2024 that are eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder. To treat a dividend as interest income, shareholders must have held shares on which the dividend was paid for at least 180 days during the 361-day period surrounding the ex-dividend date of the distribution.

(d) These amounts represent distributions paid during the taxable year ended April 30, 2024 that were considered to be Qualified Interest Income (“QII”) distributions. The QII distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

134

Fund Name	Ticker Symbol	Payable Date	Total Distribution Per Share	Return of Capital (Non-Dividend) Distribution (a)	Ordinary Income Dividends	Foreign Taxes Paid (b)	Total Ordinary Income Dividends	Foreign Source Income as a % of Total Ordinary Income (b)	Long-term Capital Gains
BDC Income	BIZD	Quarterly	$1.7816	$0.0031	$1.7785	$-	$1.7785	-%	$-
Dynamic Income	INC	Monthly	1.4751	0.1406	1.2983	0.0018	1.3001	19.72	0.0362
Mortgage REIT	MORT	Quarterly	1.2679	0.1098	1.1581	-	1.1581	-	-
Preferred Securities	PFXF	Monthly	1.3417	-	1.3417	-	1.3417	-	-

Fund Name	Ticker Symbol	Payable Date	Percent of Ordinary Income Dividends that are QDI Eligible (c)	Percent of Ordinary Income Dividends that are DRD Eligible (d)	Section 199A QBI as a Percent of Ordinary Income Dividends (e) (f)	Section 163(j)- Interest Dividends as a % of the Total Ordinary Income Distribution (g)	Qualified Interest Income (QII) as a % of the Total Ordinary Income Distribution (h)
BDC Income	BIZD	Quarterly	0.68%	0.13%	0.31%	53.29%	72.99%
Dynamic Income	INC	Quarterly	17.71	14.97	6.86	52.77	34.76
Mortgage REIT	MORT	Quarterly	2.66	-	77.79	-	-
Preferred Securities	PFXF	Monthly	20.53	17.12	17.83	41.92	30.75

(a) A return of capital is not considered taxable income to shareholders. Shareholders who received these distributions should not include these amounts in taxable income and should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should use the more detailed information provided on Form 8937 - Organizational Actions Affecting Basis provided on the funds’ website at www.vaneck.com.

(b) Funds with an amount in these columns have qualified to pass-through foreign taxes and foreign source income to their shareholders. Accordingly, shareholders may include their share of foreign source income on Form 1116 (Form 1118 for corporations) and may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. To determine your portion of foreign source income, multiply the dollar amount of your ordinary dividends by the percentage indicated.

(c) All or a portion of a shareholder’s ordinary income dividend may be taxed at a reduced capital gains rate rather than the higher marginal tax rates applicable to ordinary income. The amount of a dividend subject to this lower rate is known as Qualified Dividend Income or QDI and is reported in Box 1b of the Form 1099-DIV. Shareholders who received Form 1099-DIV should use the amounts reported to them on Form 1099-DIV when preparing their tax return.

To treat a dividend as qualifying for lower rates, shareholders must have held shares on which the dividend was paid for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of the distribution.

(d) QDI information does not apply to shareholders that are corporations for U.S. tax purposes. Corporate shareholders should use the information regarding the Dividends Received Deduction or DRD. This data is being provided to corporate shareholders in order for them to compute their share of dividends qualifying for the DRD for corporations. To determine your share of income eligible for the DRD, multiply the dollar amount of your ordinary dividends by the percentage indicated.

(e) The Section 199A amount represents the percentage of each Fund’s ordinary income distributions that represent Qualified Business Income (QBI) for purposes of the Internal Revenue Code Section 199A deduction. Section 199A allows a deduction of up to 20% on QBI for non-corporate taxpayers.

To treat a dividend as qualifying for the QBI or DRD, shareholders must have held shares on which the dividend was paid for at least 46 days during the 91-day period beginning 45 days before the ex-dividend date of the distribution.

(f) Amounts are estimated and subject to change. Shareholders should utilize the information on their 2024 Form 1099s received in 2025. (g) These amounts represent distributions paid during the taxable year ended April 30, 2024 that are eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder. To treat a dividend as interest income, shareholders must have held shares on which the dividend was paid for at least 180 days during the 361-day period surrounding the ex-dividend date of the distribution. (h) These amounts represent distributions paid during the taxable year ended April 30, 2024 that were considered to be Qualified Interest Income (“QII”) distributions. The QII distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

135

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2023 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	69	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	69	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	79	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	69	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	79	Director, Food and Friends, Inc., 2013 to present; Board Member, The Arc Foundation of the US, 2022 to present; Chairman, Lifetime Care Services, LLC, 2023 to present

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	79	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
136

[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Lawrence G. Altadonna, 1966	Vice President and Treasurer	Since 2024	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Fund Assistant Treasurer and Vice President of Credit Suisse Asset Management, LLC (June 2022- January 2024).

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC. Formerly, Treasurer of other investment companies advised by VEAC and VEARA.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC. Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
137

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
138

VANECK ETF TRUST

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Funds have implemented a Liquidity Risk Management Program (the “Program”). The Program outlines certain techniques, tools and arrangements employed for the assessment and management of Fund liquidity risk, and the terms, contents and frequency of reporting of certain issues to the Board. Liquidity is managed taking account of the Funds’ investment strategy, liquidity profile, and, importantly, the fact that for many Funds, redemptions are settled primarily as in-kind redemptions. In this regard, certain of the Funds qualify as “In-Kind ETFs” under the Liquidity Rule because they meet redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publish their portfolio holdings daily. In-Kind ETFs are exempt from the Liquidity Rule’s classification and highly liquid investment minimum (“HLIM”) provisions, discussed below.

Under the Program and in accordance with the Liquidity Rule, each Fund’s liquidity risk is assessed at least annually taking into consideration certain factors enumerated in the Liquidity Rule, as applicable. The Liquidity Rule calls for considering certain such factors under both normal and reasonably foreseeable stressed market conditions.

With respect to each Fund that does not qualify under the Liquidity Rule as an “In-Kind ETF,” the Liquidity Rule and the Program require that each portfolio holding be classified into one of four liquidity classification categories. The Liquidity Rule requires that such classification determinations be made taking into account relevant market, trading and investment-specific considerations as well as market depth. The relevant Funds utilize data from a third-party vendor to assist with these determinations.

Funds that do not qualify as “In-Kind ETFs” are also required to determine and periodically review an HLIM – a minimum percentage of Fund net assets that are to be invested in Highly Liquid Investments that are assets – and adopt certain related procedures. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

The Liquidity Rule provides an exemption from the HLIM requirements for Funds that “primarily” hold Highly Liquid Investments, as defined in the Program. For the period January 1, 2023 to December 31, 2023 (the “Review Period”), the Funds that were not In-Kind ETFs qualified for an exemption and therefore have not determined an HLIM or adopted the related procedures.

The Board reviewed a report (“Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the Review Period. The Report noted that, during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report also noted the effectiveness of the Funds’ liquidity risk management during such time. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

139

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INCOMEAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is April 30.

(a)	Audit Fees. The aggregate Audit Fees of PricewaterhouseCoopers LLP for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended April 30, 2024 and April 30, 2023, were $450,000 and $450,180, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of PricewaterhouseCoopers LLP for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended April 30, 2024 and April 30, 2023, were $184,250 and $183,250, respectively.

(d)	All Other Fees. Not applicable.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Non-audit fees. The aggregate non-audit fees of PricewaterhouseCoopers LLP for professional services rendered and billed to the registrant’s investment adviser, and entities controlled by, or under common control with the adviser that provide ongoing services to the registrant for the fiscal years ended April 30, 2024 and April 30, 2023, were $210,000 and $0 respectively.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Ms. Hesslein is the Chairperson of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK ETF TRUST

By (Signature and Title)	/s/ John J. Crimmins, CFO

Date July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date July 8, 2024

By (Signature and Title)	/s/ John J. Crimmins, CFO

Date July 8, 2024